As filed with the U.S. Securities and Exchange Commission on January 17, 2006

Securities Act File No. 333-129824

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

(Check appropriate box or boxes)

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas
New York, New York 10020

(Address of Principal Executive Offices)

(800) 221-6726

(Registrant's Telephone Number, including Area Code)

Amy R. Doberman, Esq.
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 919 Third Avenue New York, New York 10022	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
EQUITY PORTFOLIO
1221 Avenue of the Americas
New York, NY 10020
(800) 548-7786

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD April 5, 2006

To the Shareholders of Morgan Stanley Institutional Fund Trust – Equity Portfolio

Notice is hereby given of a Special Meeting of the Shareholders of the Equity Portfolio ("Equity"), a series of Morgan Stanley Institutional Fund Trust (the "Trust"), to be held in the Auditorium, 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 10:00 a.m., New York time, on April 5, 2006, and any adjournments thereof (the "Meeting"), for the following purposes:

1.    To consider and vote upon an Agreement and Plan of Reorganization, dated January 11, 2006 (the "Reorganization Agreement"), between the Trust, on behalf of Equity, and Morgan Stanley Institutional Fund, Inc. (the "Company"), on behalf of the Large Cap Relative Value Portfolio ("Large Cap Relative Value"), pursuant to which substantially all of the assets of Equity would be combined with those of Large Cap Relative Value and shareholders of Equity would become shareholders of Large Cap Relative Value receiving shares of Large Cap Relative Value with a value equal to the value of their holdings in Equity (the "Reorganization"); and

2.    To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on January 9, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. The Board of Trustees of the Trust recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

MARY E. MULLIN, Secretary

January     , 2006

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
LARGE CAP RELATIVE VALUE PORTFOLIO
(formerly Value Equity Portfolio)
1221 Avenue of the Americas
New York, NY 10020
(800) 548-7786

Acquisition of the Assets of
Equity Portfolio
of Morgan Stanley Institutional Fund Trust
By and in Exchange for Shares of
Large Cap Relative Value Portfolio
of Morgan Stanley Institutional Fund, Inc.

This Proxy Statement and Prospectus is being furnished to shareholders of the Equity Portfolio ("Equity"), a series of Morgan Stanley Institutional Fund Trust (the "Trust"), in connection with an Agreement and Plan of Reorganization, dated January 11, 2006 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Equity will be combined with those of the Large Cap Relative Value Portfolio ("Large Cap Relative Value"), a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), in exchange for shares of Large Cap Relative Value (the "Reorganization"). As a result of this transaction, shareholders of Equity will become shareholders of Large Cap Relative Value and will receive shares of Large Cap Relative Value with a value equal to the value of their holdings in Equity. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between the Trust, on behalf of Equity, and the Company, on behalf of Large Cap Relative Value, attached hereto as Exhibit A. The address of Equity is that of Large Cap Relative Value set forth above. This Proxy Statement also constitutes a Prospectus of Large Cap Relative Value, which is dated January     , 2006, filed by the Company with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

Each of the Trust and the Company is an open-end management investment company. Large Cap Relative Value's investment objective is to seek high total return by investing primarily in equity securities that the Portfolio's investment manager believes to be undervalued relative to the stock market in general at the time of purchase.

This Proxy Statement and Prospectus sets forth concisely information about Large Cap Relative Value that shareholders of Equity should know before voting on the Reorganization Agreement. A copy of the Prospectus for Large Cap Relative Value dated April 29, 2005, as supplemented, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is the Company's Annual Report, including Large Cap Relative Value's financial statements, for the fiscal year ended December 31, 2004, and the Trust's Annual Report, including Equity's financial statements, for the fiscal year ended September 30, 2005. Also incorporated herein by reference is Equity's Prospectus, dated January 31, 2005. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated January     , 2006, has been filed with the Commission and is also incorporated herein by reference. Such documents are available without charge by calling (800) 548-7786 (toll-free).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated January       , 2006.

PROXY STATEMENT AND PROSPECTUS

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MORGAN STANLEY INSTITUTIONAL FUND TRUST
EQUITY PORTFOLIO
1221 Avenue of the Americas
New York, NY 10020
(800) 548-7786

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Shareholders
to be Held April 5, 2006

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of the Equity Portfolio ("Equity"), a series of Morgan Stanley Institutional Trust (the "Trust"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of the Trust (the "Board") on behalf of Equity of proxies to be used at the Special Meeting of Shareholders of Equity to be held in the Auditorium, 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 10:00 a.m., New York time, on April 5, 2006 and any adjournments thereof (the "Meeting"). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about January 24, 2006.

At the Meeting, Equity shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated January 11, 2006 (the "Reorganization Agreement"), between the Trust, on behalf of Equity, and Morgan Stanley Institutional Fund, Inc. (the "Company"), on behalf of the Large Cap Relative Value Portfolio ("Large Cap Relative Value"), pursuant to which substantially all of the assets of Equity will be combined with those of Large Cap Relative Value in exchange for shares of Large Cap Relative Value. As a result of this transaction, Shareholders will become shareholders of Large Cap Relative Value and will receive shares of Large Cap Relative Value equal to the value of their holdings in Equity on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Large Cap Relative Value that corresponds to the class of shares of Equity currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Institutional Class and Adviser Class Shareholder will receive Class A and Class B shares of Large Cap Relative Value, respectively. The shares to be issued by Large Cap Relative Value pursuant to the Reorganization (the "Large Cap Relative Value Shares") will be issued at net asset value without an initial sales charge. Further information relating to Large Cap Relative Value is set forth herein and in Large Cap Relative Value's current Prospectus, dated April 29, 2005, as supplemented ("Large Cap Relative Value's Prospectus"), attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

Equity and Large Cap Relative Value are each referred to herein as a "Portfolio," and together, the "Portfolios."

The information concerning Equity contained herein has been supplied by the Trust, on behalf of Equity, and the information concerning Large Cap Relative Value contained herein has been supplied by the Company, on behalf of Large Cap Relative Value.

Record Date; Share Information

The Board has fixed the close of business on January 9, 2006 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 5,477,879.679 shares of Equity issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Shareholders of each class will vote together as a single class in connection with the Reorganization Agreement. Forty percent of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Equity as of the Record Date:

Name and Address of Shareholder	Number of Shares	Percentage of Outstanding Shares
Institutional Class
MORGAN STANLEY DW INC. 2000 WESTCHESTER AVE LD PURCHASE, NY 10577	1,079,759.592	19.71%
CASS INFORMATION SYSTEMS INC 13001 HOLLENBERG DR ATTENTION MR ERIC H BRUNNGRABER BRIDGETON, MO 630442410	666,956.934	12.18%
PACO PO BOX 831575 FBO VARIOUS CASH/CASH DALLAS, TX 752831575	623,698.896	11.39%
M&T BANK ATTN MUTUAL FUNDS PO BOX 1377 BUFFALO, NY 14240	618,350.018	11.29%
ALLMERICA FINANCIAL CHARITABLE FOUNDATION INC 440 LINCOLN ST ATTN MS ANN KIRKPATRICK TRIPP WORCESTER, MA 016530001	485,593.882	8.86%
ABN AMRO TRUST SERVICES CO. TTEE STETSON & CO 161 N CLARK ST 10RTR ATTN MELINDA WALKER CHICAGO, IL 60601	333,575.018	6.09%
Adviser Class

None

As of the Record Date, the trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of Equity.

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The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Large Cap Relative Value as of the Record Date:

Name and Address of Shareholder	Number of Shares	Percentage of Outstanding Shares
Class A
FIDELITY INVESTMENTS INST'L OPERATIONS CO FIIOC AS 100 MAGELLAN WAY BENEFIT PLANS COVINGTON, KY 41015	6,402,914.869	48.54%
GLOBAL OPPORTUNISTIC FUND LLC ATTN ARLENE ARMANDO 1221 AVENUE OF THE AMERICAS NEW YORK, NY 10020	3,198,074.535	24.25%
MORGAN STANLEY ASSET MGMT FOR THE ACCOUNT OF HUBBELL INC 1221 AVENUE OF THE AMERICAS ATTN JOHN LAM 22ND FLOOR NEW YORK, NY 10020	2,216,200.519	16.80%
Class B
FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC FIIOC AS AGENT FOR 100 MAGELLAN WAY KW1C WAY PLANS COVINGTON, KY 41015	5,199,296.144	98.53%

As of the Record Date, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of Large Cap Relative Value.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, that may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of the Trust, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Equity present in person or by

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proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker "non-votes" will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

As shareholders of both Equity and Large Cap Relative Value are expected to receive substantial ongoing expense savings as a result of the Reorganization, the Portfolios will share the expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, and other expenses associated with the Reorganization, which expenses are expected to approximate $133,000, on a pro rata basis based on the value of the assets of each Portfolio as of the date of the Reorganization.

The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of the Trust or officers and regular employees of Morgan Stanley Investment Management Inc. (the "Investment Adviser"), JPMorgan Investor Services Company (the "Transfer Agent"), Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc., without special compensation therefor. As described below, Equity will employ Computershare Fund Services ("Computershare") to make telephone calls to Shareholders to remind them to vote. In addition, Equity may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, the Portfolios would pay the solicitor a project advisory fee not to exceed $3,000 and the expenses outlined below.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.

In certain instances, the Transfer Agent and Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Equity has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to recorded telephone calls by Computershare reminding Shareholders to vote, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Computershare, approximate additional expenses of $3.75 per telephone vote transacted and $2.75 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request would be incurred, which would be paid on a pro rata basis by each Portfolio.

Vote Required

Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of the lesser of (1) a majority of the outstanding shares of Equity, or (2) 67% of the shares of Equity represented at the Meeting if more than 50% of the outstanding shares of Equity are present or represented by proxy. If the Reorganization Agreement is not approved by Shareholders, Equity will continue in existence and the Board will consider alternative actions.

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SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Large Cap Relative Value's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Equity, subject to stated liabilities, to Large Cap Relative Value in exchange for the Large Cap Relative Value Shares. The aggregate net asset value of the Large Cap Relative Value Shares issued in the exchange will equal the aggregate value of the net assets of Equity received by Large Cap Relative Value. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Equity will distribute the Large Cap Relative Value Shares received by Equity to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Equity, and Equity will be terminated as a series of the Trust. As a result of the Reorganization, each Shareholder will receive that number of full and fractional Large Cap Relative Value Shares equal in value to such Shareholder's pro rata interest in the net assets of Equity transferred to Large Cap Relative Value. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Large Cap Relative Value that corresponds to the class of shares of Equity currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Institutional Class and Adviser Class Shareholder will become a holder of Class A and Class B shares of Large Cap Relative Value, respectively. Shareholders holding their shares of Equity in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Large Cap Relative Value; however, such Shareholders will not be able to redeem, transfer or exchange the Large Cap Relative Value Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

At least one but not more than 20 business days prior to the Valuation Date, Equity will declare and pay a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to Shareholders all of Equity's investment company taxable income for all periods since the inception of Equity through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Equity's net capital gain, if any, realized in such periods (after reduction for any capital loss carryovers).

For the reasons set forth below under "The Reorganization — The Board's Considerations," the Board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is in the best interests of Equity and its Shareholders and recommends approval of the Reorganization Agreement.

Fee Table

The following table briefly describes the fees and expenses that a shareholder of Equity and Large Cap Relative Value may pay if they buy and hold shares of each respective Portfolio. Annual Fund Operating Expenses are based on expenses paid by each of Equity for its fiscal year ended September 30, 2005 and Large Cap Relative Value for its fiscal year ended December 31, 2004, adjusted to reflect current fees in effect as of November 1, 2004. Equity and Large Cap Relative Value each pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Portfolio. The table also sets forth pro forma fees for the surviving combined portfolio (Large Cap Relative Value) (the "Combined Portfolio") reflecting what the fee schedule would have been on November 30, 2005, if the Reorganization had been consummated twelve (12) months prior to that date.

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Shareholder Fees (fees paid directly from a shareholder's investment)

	Equity	Large Cap Relative Value	Pro Forma Combined Large Cap Relative Value Portfolio
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Institutional Class/Class A	none	none	none
Adviser Class/Class B	none	none	none
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Institutional Class/Class A	none	none	none
Adviser Class/Class B	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)
Institutional Class/Class A	none	none	none
Adviser Class/Class B	none	none	none
Redemption Fee(1)
Institutional Class/Class A	2.00%	2.00%	2.00%
Adviser Class/Class B	2.00%	2.00%	2.00%
Exchange Fee(1)
Institutional Class/Class A	none	none	none
Adviser Class/Class B	none	none	none

(1)	As of August 29, 2005, a 2% redemption fee is payable to the Trust or the Company on shares redeemed or exchanged within seven days of purchase. See "Comparison of Equity and Large Cap Relative Value — Purchases, Exchanges and Redemptions" for more information on redemption fees.

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Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)

	Equity(1)(2)	Large Cap Relative Value		Pro Forma Combined Large Cap Relative Value Portfolio(1)(4)
Advisory Fees*
Institutional Class/Class A	0.49%	0.49	%(2)	0.48%
Adviser Class/Class B	0.49%	0.49	%(2)	0.48%
Distribution and Service (12b-1) Fees
Institutional Class/Class A	none	none		none
Adviser Class/Class B	0.25%	0.25%		0.25%
Other Expenses
Institutional Class/Class A	0.15%	0.19%		0.16%
Adviser Class/Class B	0.15%	0.19%		0.16%
Total Annual Fund Operating Expenses
Institutional Class/Class A	0.64%	0.68	%(3)	0.64%
Adviser Class/Class B	0.89%	0.93	%(3)	0.89%

*	Expense information has been restated to reflect current fees in effect as of November 1, 2004.

(1)	In November 2005, the assets of Equity decreased by approximately 63% as a result of the realignment of funds included in the Morgan Stanley Funds Portfolio Architect ProgramSM, a mutual fund asset allocation program including Morgan Stanley and Van Kampen mutual funds. Due to this decrease in assets, Equity's total operating expense ratios (before any voluntary waivers) at November 30, 2005 were 0.72% for the Institutional Class and 0.97% for the Adviser Class. Such total operating expense ratios are higher than the total operating expense ratios for the Pro Forma Combined Portfolio at November 30, 2005, as reflected in the table above.

(2)	The Adviser has voluntarily agreed, through November 20, 2006 or until the Closing Date of the Reorganization, to reduce its advisory fee and/or absorb other expenses so that the total operating expense ratio of Equity will not exceed 0.64% for the Institutional Class and 0.89% for the Adviser Class.

(3)	This table does not show the effects of the Investment Adviser's voluntary fee waivers and/or expense reimbursements. The Investment Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse Large Cap Relative Value, so that total annual portfolio operating expenses will not exceed 0.70% for Class A shares and 0.95% for Class B shares.

In determining the actual amount of voluntary advisory fee waiver and/or expense reimbursement for Large Cap Relative Value, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from annual operating expenses. If these expenses were included, the Portfolio's total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the percentage limits in the preceding paragraph.

The fee waivers and/or expense reimbursements of Large Cap Relative Value are voluntary and the Investment Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

(4)	Pro forma expenses are calculated based on the assets of Equity and Large Cap Relative Value as of November 30, 2005.

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Example

To attempt to show the effect of these expenses on an investment over time, the hypothetical shown below has been created. The example assumes that an investor invests $10,000 in either Equity or Large Cap Relative Value or the Combined Portfolio, that the investment has a 5% return each year and that the operating expenses for each Portfolio remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the table below shows a shareholder's costs at the end of each period based on these assumptions.

	1 year	3 years	5 years	10 years
Equity
Institutional Class	$65	$205	$357	$798
Adviser Class	$91	$284	$493	$1,096
Large Cap Relative Value
Class A	$69	$218	$379	$847
Class B	$95	$296	$515	$1,143
Pro Forma Combined Portfolio (Large Cap Relative Value)
Class A	$61	$192	$335	$750
Class B	$87	$271	$471	$1,049

The purpose of the foregoing fee table is to assist the shareholder in understanding the various costs and expenses that a shareholder in each Portfolio will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Equity and Large Cap Relative Value — Investment Management and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions" below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, the Trust, on behalf of Equity, has requested an opinion of Clifford Chance US LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Equity, Large Cap Relative Value or their Shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization — Tax Aspects of the Reorganization" below.

Comparison of Equity and Large Cap Relative Value

Investment Objectives and Policies.    The investment objective of Equity is to seek above-average total return over a market cycle of three to five years. The investment objective of Large Cap Relative Value is to seek high total return by investing primarily in equity securities that the Investment Adviser believes to be undervalued relative to the stock market in general at the time of purchase.

Equity invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $1 billion. It may invest, to a limited extent, in stocks of small companies. Equity may invest up to 25% of its total assets in foreign equity securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national exchange. Under normal circumstances, at least 80% of Equity's assets will be invested in common stocks. Equity may invest up to 15% of its net assets in real estate investment trusts ("REITs").

Under normal circumstances, Large Cap Relative Value invests at least 80% of its assets in equity securities of U.S. issuers with capitalizations within the range of companies included in the Russell 1000 Value Index. As of June 30, 2005, these market capitalizations ranged between $457.2 million and $367.5 billion. Large Cap Relative Value may invest up to 25% of its total assets in securities of foreign issuers. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national exchange. Large Cap Relative Value also may invest up to 15% of its net assets in REITs.

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The principal differences between the investment policies of Equity and Large Cap Relative Value are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

The investment policies of both Equity and Large Cap Relative Value are not fundamental and may be changed by the Board of Trustees/Directors of the Trust and the Company, respectively.

Investment Advisory and Distribution Plan Fees.    Equity and Large Cap Relative Value both obtain investment advisory services from the Investment Adviser. For their fiscal years ended September 30, 2005 and December 31, 2004, the rate of Investment Adviser compensation, calculated daily, for Equity and Large Cap Relative Value was 0.46% and 0.49%, respectively. Each class of both Portfolios' shares is subject to the same advisory fee rates applicable to the respective Portfolio.

The Trust and the Company have each adopted a Plan of Distribution with respect to the Adviser Class shares of Equity and the Class B shares of Large Cap Relative Value, respectively, pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. There are no 12b-1 fees applicable to Equity's Institutional Class shares or Large Cap Relative Value's Class A shares. Under the Plan, each Portfolio pays Morgan Stanley Distribution, Inc. (the "Distributor") a distribution fee of 0.25% of the Adviser Class or Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Adviser Class or Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. For further information relating to the 12b-1 fees applicable to Class B shares of Large Cap Relative Value, see the section entitled "Shareholder Information — Distribution of Portfolio Shares" in Large Cap Relative Value's Prospectus attached hereto as Exhibit B.

Other Significant Fees.    Both Equity and Large Cap Relative Value pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis — Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

Purchases, Exchanges and Redemptions.    Equity's Institutional Class and Adviser Class shares, respectively, are available to clients of the Adviser with combined investments of $5,000,000 and $500,000, respectively (minimum additional investment of $1,000 in each case) and corporations or other institutions, such as trusts and foundations.

With respect to Large Cap Relative Value, the minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares. The minimum additional investment generally is $1,000 for each account that an investor has. If the value of an account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, and remains below the minimum initial investment amount for 60 consecutive days, such account may be subject to involuntary conversion or involuntary redemption. An investor would be notified prior to any such conversions or redemptions. The Investment Adviser may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through certain third parties. For further information relating to minimum investment requirements of Large Cap Relative Value, please see the section entitled "Shareholder Information — How to Purchase Shares" in Large Cap Relative Value's Prospectus attached hereto as Exhibit B.

Each class of shares of each Portfolio is offered at net asset value with no initial sales charge. Shares of each Portfolio that are redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Trust or the Company as applicable. The redemption fee is designed to protect Equity and Large Cap Relative Value and their remaining shareholders from the effects of short-term trading. The redemption fee does not apply to systematic withdrawal/exchange plans, pre-approved asset allocation programs, shares received by reinvesting income dividends or capital gain distributions and affiliated fund of funds. The redemption fee is based on, and deducted from, the redemption proceeds. Each time an investor redeems or exchanges shares, the shares held the longest will be redeemed or exchanged first.

Shares of each class of Equity and Large Cap Relative Value, respectively, may be exchanged for shares of the same class of any other available portfolios of the Trust or Company, respectively, without the imposition of an exchange fee (but exchanges made within seven days of purchase will be subject to the redemption fee as described above). In addition, Institutional Class and Adviser Class shares of Equity may be exchanged for Class A and Class B shares, respectively, of available portfolios of the

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Company, and Class A and Class B shares of Large Cap Relative Value may be exchanged for Institutional Class and Adviser Class shares, respectively, of other available portfolios of the Trust. Upon consummation of the Reorganization, the foregoing exchange privileges available to current shareholders of Large Cap Relative Value will still be applicable to shareholders of the Combined Portfolio.

Shareholders of Equity and Large Cap Relative Value may redeem their shares for cash at any time at the net asset value per share next determined.

Dividends.    Each Portfolio declares dividends separately for each of its classes. Each Portfolio pays dividends from net investment income quarterly and distributes net realized capital gains, if any, at least annually. With respect to each Portfolio, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Portfolio at net asset value unless the shareholder elects to receive cash.

Financial Highlights.    The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of Large Cap Relative Value, and of the Institutional Class shares and the Adviser Class shares of Equity, for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in either Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP (except for the information for Large Cap Relative Value for the six months ended June 30, 2005). Ernst & Young LLP's report, along with each Portfolio's financial statements, are in the Company's Annual Report for the fiscal year ended December 31, 2004 and the Trust's Annual Report for the fiscal year ended September 30, 2005, each of which is incorporated herein by reference.

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Large Cap Relative Value

	Class A
	Six Months Ended June 30, 2005 (unaudited)		Year Ended December 31,
Selected Per Share Data and Ratios			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.52		$9.30	$7.21	$9.68	$10.32	$9.63
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.08†		0.12†	0.13†	0.14†	0.15†	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.16		1.23	2.09	(2.47)	(0.31)	1.54
Total from Investment Operations	0.24		1.35	2.22	(2.33)	(0.16)	1.70
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.13)	(0.13)	(0.14)	(0.15)	(0.16)
Net Realized Gain	—		—	—	—	(0.33)	(0.85)
Total Distributions	(0.03)		(0.13)	(0.13)	(0.14)	(0.48)	(1.01)
Net Asset Value, End of Period	$10.73		$10.52	$9.30	$7.21	$9.68	$10.32
Total Return	2.29	%#	14.56%	31.05%	(24.22)%	(1.55)%	18.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$93,218		$90,938	$108,997	$76,452	$101,691	$70,454
Ratio of Expenses to Average Net Assets(1)	0.70	%*	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.53	%*	1.28%	1.62%	1.69%	1.56%	1.64%
Portfolio Turnover Rate	27	%#	84%	130%	45%	50%	62%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.70	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		0.74%	0.77%	0.76%	0.79%	0.81%
Net Investment Income (Loss) to Average Net Assets	N/A		1.24%	1.55%	1.63%	1.47%	1.54%

	Class B
	Six Months Ended June 30, 2005 (unaudited)		Year Ended December 31,
Selected Per Share Data and Ratios			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.51		$9.31	$7.21	$9.67	$10.32	$9.60
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.07†		0.10†	0.11†	0.12†	0.13†	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.15		1.20	2.10	(2.46)	(0.32)	1.56
Total from Investment Operations	0.22		1.30	2.21	(2.34)	(0.19)	1.68
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.10)	(0.11)	(0.12)	(0.13)	(0.11)
Net Realized Gain	—		—	—	—	(0.33)	(0.85)
Total Distributions	(0.02)		(0.10)	(0.11)	(0.12)	(0.46)	(0.96)
Net Asset Value, End of Period	$10.71		$10.51	$9.31	$7.21	$9.67	$10.32
Total Return	2.14	%#	14.07%	30.86%	(24.32)%	(1.89)%	17.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$93,687		$75,189	$72,180	$46,757	$24,597	$891
Ratio of Expenses to Average Net Assets(2)	0.95	%*	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	1.29	%*	1.05%	1.37%	1.44%	1.25%	1.35%
Portfolio Turnover Rate	27	%#	84%	130%	45%	50%	62%
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.95	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		0.99%	1.02%	1.01%	1.04%	1.11%
Net Investment Income (Loss) to Average Net Assets	N/A		1.01%	1.30%	1.38%	1.17%	1.24%

†	Per share amount is based on average shares outstanding.

#	Not annualized

*	Annualized

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Equity

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.36	$8.90	$7.18	$9.75	$17.28
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.16	0.14†	0.11†	0.08	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.87	1.44	1.72	(2.57)	(4.78)
Total from Investment Operations	2.03	1.58	1.83	(2.49)	(4.69)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.12)	(0.11)	(0.08)	(0.09)
Net Realized Gain	—	—	—	—	(2.75)
Total Distributions	(0.16)	(0.12)	(0.11)	(0.08)	(2.84)
Net Asset Value, End of Period	$12.23	$10.36	$8.90	$7.18	$9.75
Total Return	19.76%	17.83%	25.78%	(25.71)%	(30.58)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$177,607	$182,508	$150,432	$171,698	$403,062
Ratio of Expenses to Average Net Assets(1)	0.65%	0.66%	0.63%	0.66%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.45%	1.38%	1.35%	0.78%	0.71%
Portfolio Turnover Rate	49%	113%	59%	93%	160%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.65%	0.66%	0.62%	0.66%	0.62%

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005**		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.33		$8.88	$7.17	$9.71	$17.24
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.13		0.10	0.09	0.05	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.81		1.45	1.71	(2.55)	(4.78)
Total from Investment Operations	0.94		1.55	1.80	(2.50)	(4.72)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.10)	(0.09)	(0.04)	(0.06)
Net Realized Gain	—		—	—	—	(2.75)
Total Distributions	(0.07)		(0.10)	(0.09)	(0.04)	(2.81)
Net Asset Value, End of Period	$11.20		$10.33	$8.88	$7.17	$9.71
Total Return	9.14	%‡	17.49%	25.35%	(25.83)%	(30.81)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	—		$5	$683	$601	$1,063
Ratio of Expenses to Average Net Assets(2)	3.43	%*	0.91%	0.88%	0.91%	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.56	%*	1.13%	1.10%	0.53%	0.48%
Portfolio Turnover Rate	49%		113%	59%	93%	160%
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	3.43	%*	0.91%	0.87%	0.91%	0.86%

†	Per share amount is based on average shares outstanding.

‡	Not Annualized.

*	Annualized.

**	On January 3, 2005, the Adviser Class was fully liquidated, however, this Class is still active.

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PRINCIPAL RISK FACTORS

The share price and return of Large Cap Relative Value and Equity will fluctuate with changes in the market value of their respective portfolio securities. The market value of the Portfolios' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. The principal investment risks associated with an investment in Equity and Large Cap Relative Value are summarized in the table below.

Name of Fund	Principal Investment Risks
Equity	• stock market risk • stock selection risk • foreign securities risk, including foreign currency risk • risk of investing in REITs
Large Cap Relative Value	• stock market risk • stock selection risk • foreign securities risk, including foreign currency risk • risk of investing in REITs

Equity Securities

Equity invests primarily in common stocks, particularly of large U.S. companies with market capitalizations generally greater than $1 billion. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Equity may also invest, to a limited extent, in stocks of small companies. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Large Cap Relative Value primarily invests in equity securities of companies with capitalizations within the rank of companies included in the Russell 1000 Value Index. As of June 30, 2005, these market capitalizations ranged between $457.2 million and $367.5 billion. The equity securities in which Large Cap Relative Value invests are subject to the same risks as the equity securities in which Equity invests. In addition, at times the Portfolio's market sector, undervalued equity securities of large-capitalization companies, may underperform relative to other sectors or the overall market.

Foreign Securities

Each Portfolio may invest up to 25% of its total assets in securities of foreign issuers. This percentage limitation does not apply to securities of foreign companies that are listed in the United States on a national exchange. Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, a Portfolio's investments in foreign countries may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

REITs

Each Portfolio also may invest in REITs. A Portfolio's shareholders are subject to duplicate levels of fees when a Portfolio invests in REITs. The performance of REIT holdings may be negatively affected by the type of property in which the REIT invests, how underlying properties are managed, a downturn in real estate values and the failure of a company to qualify as a REIT under federal tax laws.

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The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each Portfolio, see "Equity Portfolio — Risks," "Equity Portfolio — Investment Strategies and Related Risks" in Equity's Prospectus, and "Large Cap Relative Value Portfolio — Risks" and "Additional Risk Factors and Information" in the Large Cap Relative Value Prospectus.

THE REORGANIZATION

The Proposal

The Board of Trustees of the Trust, including the Independent Trustees, having reviewed the financial position of Equity and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Equity and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders.

The Board's Consideration

At a meeting held on October 27, 2005, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Agreement on behalf of Equity and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly Equity's inability to gain assets as expected and the comparative expenses currently incurred in the operations of Equity and Large Cap Relative Value. In particular, the Board considered that Equity's assets were expected to decrease by approximately 63% due to the realignment of funds included in the Portfolio Architect program, a mutual fund wrap fee asset allocation program including Morgan Stanley and Van Kampen funds. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Equity and Large Cap Relative Value; the terms and conditions of the Reorganization that would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Equity and Large Cap Relative Value in connection with the Reorganization.

In recommending the Reorganization to Shareholders, the Board of the Trust considered that the Reorganization would have the following benefits to Shareholders:

1.    Once the Reorganization is consummated, the expenses that would be borne by shareholders of each class of the Combined Portfolio will be lower on a percentage basis than the expenses of each corresponding class of Equity. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

2.    Shareholders will have continued participation in a fund that invests principally in equity securities of U.S. companies and is managed by the same investment team.

3.    The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Equity, Large Cap Relative Value or their shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

In light of the reduction in annual operating expenses and other potential benefits of the Reorganization, as well as the uncertainty regarding the extent to which any lost capital loss carryovers could have been utilized for the benefit of Shareholders (as set forth in greater detail herein under "The Reorganization — Tax Aspects of the Reorganization"), the Board concluded that the Reorganization was in the best interests of Shareholders, notwithstanding the potential loss of capital loss carryovers.

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The Board of the Company, on behalf of Large Cap Relative Value, including a majority of the Independent Directors, also has determined that the Reorganization is in the best interests of Large Cap Relative Value and its shareholders and that the interests of existing shareholders of Large Cap Relative Value will not be diluted as a result thereof. The Combined Portfolio will have a reduced expense ratio and may benefit from a potentially more diversified portfolio and potentially better pricing on portfolio transactions (given the larger asset base) and from more effective distribution efforts following the elimination of a similar competing Morgan Stanley portfolio.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus. Capitalized terms used in this section have the meanings ascribed to them in the Reorganization Agreement.

The Reorganization Agreement provides that (i) Equity will transfer all of its assets, including portfolio securities, cash, cash equivalents and receivables to Large Cap Relative Value on the Closing Date in exchange for the assumption by Large Cap Relative Value of stated liabilities of Equity, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Equity prepared by the Treasurer of the Trust as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Large Cap Relative Value Shares; (ii) such Large Cap Relative Value Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Equity would be liquidated and terminated as a series of the Trust; and (iv) the outstanding shares of Equity would be canceled.

The number of Large Cap Relative Value Shares to be delivered to Equity will be determined by dividing the aggregate net asset value of each class of shares of Equity acquired by Large Cap Relative Value by the net asset value per share of the corresponding class of shares of Large Cap Relative Value; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Equity and Large Cap Relative Value may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Adviser Class shares of Equity had an aggregate net asset value of $100,000. If the net asset value per Class B share of Large Cap Relative Value were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Large Cap Relative Value to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class B shares of Large Cap Relative Value would be distributed to the former Adviser Class shareholders of Equity. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Equity will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Large Cap Relative Value Shares it receives. Each Shareholder will receive the class of shares of Large Cap Relative Value that corresponds to the class of shares of Equity currently held by that Shareholder. Accordingly, the Large Cap Relative Value Shares will be distributed as follows: each of the Class A and Class B shares of Large Cap Relative Value will be distributed to holders of the Institutional Class and Adviser Class shares of Equity, respectively. Large Cap Relative Value will cause its transfer agent to credit and confirm an appropriate number of Large Cap Relative Value Shares to each Shareholder. Certificates for Large Cap Relative Value Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Large Cap Relative Value. Shareholders who wish to receive certificates representing their Large Cap Relative Value Shares must, after receipt of their confirmations, make a written request to Large Cap Relative Value's transfer agent, JPMorgan Investor Services Company, P.O. Box 182913, Columbus, Ohio 43218-2913. Shareholders of Equity holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the

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Closing Date will still receive their shares of Large Cap Relative Value; however, such Shareholders will not be able to redeem, transfer or exchange the Large Cap Relative Value Shares received until the old certificates have been surrendered.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Equity or Large Cap Relative Value. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by the mutual consent of the Trust, on behalf of Equity, and the Company, on behalf of Large Cap Relative Value. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by January 15, 2007, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Equity shall be terminated as a series of the Trust promptly following the distribution of shares of Large Cap Relative Value to Shareholders of record.

The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Equity (at net asset value on the Valuation Date) and reinvest the proceeds in Large Cap Relative Value Shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Equity recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to redeem their shares of Equity at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by Equity thereafter will be treated as requests for redemption of shares of Large Cap Relative Value.

Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Shareholders.    The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

As a condition to the Reorganization, the Trust, on behalf of Equity, and the Company, on behalf of Large Cap Relative Value, have requested an opinion of Clifford Chance US LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Equity and Large Cap Relative Value:

1.    The transfer of Equity's assets in exchange for the Large Cap Relative Value Shares and the assumption by Large Cap Relative Value of certain stated liabilities of Equity followed by the distribution by Equity of the Large Cap Relative Value Shares to Shareholders in exchange for their Equity shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Equity and Large Cap Relative Value will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

2.    No gain or loss will be recognized by Large Cap Relative Value upon the receipt of the assets of Equity solely in exchange for the Large Cap Relative Value Shares and the assumption by Large Cap Relative Value of the stated liabilities of Equity;

3.    No gain or loss will be recognized by Equity upon the transfer of the assets of Equity to Large Cap Relative Value in exchange for the Large Cap Relative Value Shares and the assumption by Large

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Cap Relative Value of the stated liabilities or upon the distribution of Large Cap Relative Value Shares to Shareholders in exchange for their Equity shares;

4.    No gain or loss will be recognized by Shareholders upon the exchange of the shares of Equity for the Large Cap Relative Value Shares;

5.    The aggregate tax basis for the Large Cap Relative Value Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Equity held by each such Shareholder immediately prior to the Reorganization;

6.    The holding period of the Large Cap Relative Value Shares to be received by each Shareholder will include the period during which the shares in Equity surrendered in exchange therefor were held (provided such shares in Equity were held as capital assets on the date of the Reorganization);

7.    The tax basis of the assets of Equity acquired by Large Cap Relative Value will be the same as the tax basis of such assets of Equity immediately prior to the Reorganization; and

8.    The holding period of the assets of Equity in the hands of Large Cap Relative Value will include the period during which those assets were held by Equity.

The advice of counsel is not binding on the Internal Revenue Service ("IRS") or the courts and neither Equity nor Large Cap Relative Value has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis. In addition, it is possible that certain aspects of U.S. federal income taxation that are relevant to a holder of shares of Equity in light of the holder's particular situation will not be addressed by the opinion.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed transaction in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed transaction, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed transaction.

Tax Consequences of the Reorganization to Equity and Large Cap Relative Value.    Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Equity and Large Cap Relative Value. The effect of any such limitations will depend on the existence and amount of Equity and Large Cap Relative Value capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. In general, a Portfolio will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund or portfolio will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of its last reported fiscal year end (September 30, 2005), Equity had approximately $74,868,000 of estimated capital loss carryovers. Additionally, as of September 30, 2005 Equity had approximately $21,058,000 of built-in capital gains. Large Cap Relative Value had approximately $4,493,000 of capital loss carryovers and approximately $19,414,000 of built-in capital gains as of December 31, 2004. Under the Code, each Portfolio's capital loss carryovers can be carried forward for eight years from the year in which incurred. The capital loss carryovers generally can be used in each of those eight years to offset any capital gains that are realized by the Portfolio in that year, but only to the extent that such gains exceed the capital losses (if any) that are realized by the Portfolio in that year. In addition, it is possible that the available capital loss carryovers of Equity may be further limited, as a result of transactions undertaken by Equity prior to the Reorganization. In general, to the extent that one or more transactions occurring prior to the Reorganization cause a 50% or greater change in the direct or indirect ownership of Equity during the applicable testing period, Equity will have a limited ability to use its capital loss carryovers in all periods following those transactions. These limitations could affect the amount of the capital loss carryovers of Equity that may be utilized by the Combined Portfolio following the Reorganization.

In general, following the Reorganization, the Combined Portfolio's ability to utilize the capital loss carryovers of Large Cap Relative Value and Equity will be subject to the following limitations, in addition to those described in the preceding paragraph:

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1.    The Combined Portfolio can utilize the capital loss carryovers of Equity to offset against capital gains from sales of assets owned by Equity immediately before the Reorganization, but only to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Equity on the date of the Reorganization;

2.    In addition to being able to utilize the capital loss carryovers of Equity as described in paragraph 1, the Combined Portfolio also may be able to utilize a further amount of the capital loss carryovers of Equity to offset against other capital gains each year, subject to limitations. This amount is determined based on certain facts as of and following the date of the Reorganization. If the Reorganization had occurred on September 30, 2005 then the maximum additional amount of Equity's carryovers that could be utilized each year would have been approximately $7,530,529 per year; and

3.    The Combined Portfolio can utilize the capital loss carryovers of Large Cap Relative Value to offset all capital gains realized by the Combined Portfolio after the Reorganization, other than capital gains described in paragraph 1.

It is uncertain how much of their respective capital loss carryovers Large Cap Relative Value and Equity would be able to utilize in future years if the Reorganization did not occur. The amount of capital loss carryovers that each Portfolio could utilize in future years if the Reorganization did not occur would depend on, among other things: whether the Portfolio has participated previously, or participated in the future, in some other transaction that resulted in limitations being imposed on the Portfolio's utilization of capital loss carryovers; the amount of capital gains that the Portfolio would be able to realize in future years before its capital loss carryovers expired; and the amount of capital losses that the Portfolio would realize in future years. The Reorganization may result in the Combined Portfolio being unable to utilize capital loss carryovers that could have been used if the transaction did not occur, but it cannot be determined with certainty to what extent this would be the case.

Description of Shares

Large Cap Relative Value Shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Large Cap Relative Value and transferable without restrictions and will have no preemptive rights. For greater details regarding each Portfolio's shares, see "Shareholder Information" in each Portfolio's Prospectus.

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Capitalization Table (unaudited)

The following table sets forth the capitalization of Large Cap Relative Value and Equity as of November 30, 2005 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets*	Shares Outstanding	Net Asset Value Per Share*
Institutional Class/Class A
Equity	$72,755,383	5,911,733	$12.31
Large Cap Relative Value	$103,476,122	9,069,514	$11.41
Combined Portfolio (Large Cap Relative Value) (pro forma)	$176,146,509	15,448,487	$11.40
Adviser Class/Class B
Equity	$0.00	none	$0.00
Large Cap Relative Value	$99,575,239	8,735,773	$11.40
Combined Portfolio (Large Cap Relative Value) (pro forma)	$99,527,215	8,735,773	$11.39
Total Institutional Class and Adviser Class/Class A and B
Equity	$72,755,383	5,911,733	$12.31
Large Cap Relative Value	$203,051,361	17,805,287	$11.40
Combined Portfolio (Large Cap Relative Value) (pro forma)	$275,673,724	24,184,260	$11.40

*	The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $35,089 by Institutional Class shares of Equity and approximately $49,906 and $48,024 by Class A shares and Class B shares, respectively, of Large Cap Relative Value. Equity Institutional Class Shareholders would have received 6,378,973 shares of the Combined Portfolio had the Reorganization occurred on November 30, 2005.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objective of Equity is to seek above-average total return over a market cycle of three to five years. Large Cap Relative Value's investment objective is to seek high total return by investing primarily in equity securities that the Investment Adviser believes to be undervalued relative to the stock market in general at the time of purchase.

Equity

Equity invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $1 billion. The Portfolio may invest, to a limited extent, in stocks of small companies. The Portfolio may invest up to 25% of its total assets in foreign equity securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national exchange. The Investment Adviser seeks attractively valued companies experiencing a change that the Investment Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Investment Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks. The Portfolio may invest up to 15% of its net assets in REITs.

Large Cap Relative Value

With respect to Large Cap Relative Value, the Investment Adviser seeks to construct a diversified portfolio of equity securities of U.S. and, to a limited extent, foreign issuers that will outperform the

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market over the long term. The Investment Adviser emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers. The Investment Adviser seeks attractively valued companies experiencing a change that the Investment Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Investment Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends. Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of companies with capitalizations within the range of companies included in the Russell 1000 Value Index. As of June 30, 2005, these market capitalizations ranged between $457.2 million and $367.5 billion.

Large Cap Relative Value may also invest up to 25% of its total assets in securities of foreign issuers. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national exchange. Up to 15% of Large Cap Relative Value's net assets may be invested in REITs. Large Cap Relative Value also may invest up to 10% of its assets in shares of various exchange-traded funds ("ETFs"). No more than 5% of the Portfolio's net assets will be invested in any one ETF.

    Both Portfolios

Each Portfolio may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage risks. Each Portfolio may use derivatives for other purposes, such as gaining exposure to foreign markets.

During periods in which, in the opinion of the Investment Adviser, economic, financial or political conditions make it advisable, both Portfolios may invest without limit in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

The investment policies of both Equity and Large Cap Relative Value are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the Portfolios. For a more complete discussion of each Portfolio's policies, see "Equity Portfolio — Approach; Process" in Equity's Prospectus and "Large Cap Relative Value Portfolio — Approach; Process" in Large Cap Relative Value's Prospectus, and "Investment Policies and Strategies" in the Statement of Additional Information for each of the Trust, with respect to Equity, and the Company, with respect to Large Cap Relative Value relating to both Portfolios.

Investment Restrictions

The investment restrictions adopted by Equity and Large Cap Relative Value as fundamental limitations are substantially similar and are summarized under the caption "Investment Limitations" in the Statement of Additional Information of the Trust, relating to Equity, and of the Company, relating to Large Cap Relative Value. A fundamental investment restriction cannot be changed without the vote of the lesser of: (i) at least 67% of the voting securities of a Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Portfolio.

The material differences are as follows: Equity may enter into reverse repurchase agreements, which are essentially a type of borrowing, while Large Cap Relative Value may not enter into such agreements. In addition, pursuant to an order from the Securities and Exchange Commission (the "SEC"), Equity may enter into interfund lending arrangements permitting Equity to lend money directly to and borrow from other portfolios of the Trust for temporary purposes.

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ADDITIONAL INFORMATION ABOUT EQUITY
AND LARGE CAP RELATIVE VALUE

General

For a discussion of the organization and operation of Large Cap Relative Value and Equity, see "Fund Management" and "Investment Summary" in each Portfolio's Prospectus. For a discussion of the organization and operation of the Company and the Trust, see "General Information — Fund History" in each Portfolio's Statement of Additional Information.

Financial Information

For certain financial information about Large Cap Relative Value, see "Financial Highlights — Large Cap Relative Value" in Large Cap Relative Value's Prospectus. For certain financial information about Equity, see "Comparison of Equity and Large Cap Relative Value — Financial Highlights — Equity" in this Proxy Statement and Prospectus.

Management

For information about the Board of Trustees/Directors, Investment Adviser and the Distributor of Large Cap Relative Value and Equity, see "Fund Management — Investment Adviser" in each Portfolio's Prospectus and "Distribution of Shares" and "Management of the Fund" in each Portfolio's Statement of Additional Information.

Description of Shares and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of Equity and Large Cap Relative Value, and information regarding shareholder inquiries, see "General Information" in each Portfolio's Statement of Additional Information as well as "Shareholder Information" and "Where to Find Additional Information" in each Portfolio's Prospectus.

Dividends, Distributions and Taxes

For a discussion of Large Cap Relative Value's and Equity's policies with respect to dividends, distributions and taxes, see "Shareholder Information — Dividends and Distributions; Taxes" in each Portfolio's Prospectus, "Taxes" in each Portfolio's Statement of Additional Information, and the discussions herein under "Synopsis — Comparison of Equity and Large Cap Relative Value — Dividends," "Synopsis — Tax Consequences of the Reorganization," and "The Reorganization — Tax Aspects of the Reorganization."

Purchases, Exchanges and Redemptions

For a discussion of how Large Cap Relative Value's and Equity's shares may be purchased, exchanged and redeemed, see "Shareholder Information — How to Purchase Shares; "Shareholder Information — Exchange Privilege"; "Shareholder Information — How to Redeem Shares" in each Portfolio's Prospectus, "Purchase of Shares" and "Redemption of Shares" in each Portfolio's Statement of Additional Information and the discussion herein under "Synopsis — Comparison of Equity and Large Cap Relative Value — Purchases, Exchanges and Redemptions."

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

For a discussion of the performance of Equity, see the Trust's Annual Report for its fiscal year ended September 30, 2005 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Large Cap Relative Value, see the Company's Annual Report for the fiscal year ended December 31, 2004 accompanying this Proxy Statement and Prospectus.

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FINANCIAL STATEMENTS AND EXPERTS

The financial statements of Large Cap Relative Value, for the fiscal year ended December 31, 2004, and Equity, for the fiscal year ended September 30, 2005, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Ernst & Young LLP, an independent registered public accounting firm. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Large Cap Relative Value will be passed upon by Clifford Chance US LLP, New York, New York. Such firm will rely on Maryland counsel as to matters of Maryland law.

AVAILABLE INFORMATION

Additional information about Equity and Large Cap Relative Value is available, as applicable, in the following documents which are incorporated herein by reference: (i) Large Cap Relative Value's Prospectus dated April 29, 2005, as supplemented, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 53 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624); (ii) the Company's Annual Report for its fiscal year ended December 31, 2004, accompanying this Proxy Statement and Prospectus; (iii) Equity's Prospectus dated January 31, 2005, which Prospectus forms a part of Post-Effective Amendment No. 64 to the Trust's Registration Statement on Form N-1A (File Nos. 02-89729; 811-03980); and (iv) the Trust's Annual Report for its fiscal year ended September 30, 2005. The foregoing documents may be obtained without charge by calling (800) 548-7786 (toll-free).

Equity and Large Cap Relative Value are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Equity and Large Cap Relative Value which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Portfolio and the Company are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Equity knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees

Mary E. Mullin, Secretary

January     , 2006

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 11th day of January 2006, by and between MORGAN STANLEY INSTITUTIONAL FUND, INC. (the "Company"), a Maryland corporation, on behalf of LARGE CAP RELATIVE VALUE PORTFOLIO ("Acquiring Portfolio"), and MORGAN STANLEY INSTITUTIONAL FUND TRUST (the "Trust"), a Pennsylvania trust, on behalf of EQUITY PORTFOLIO ("Acquired Portfolio").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Acquiring Portfolio of substantially all of the assets of Acquired Portfolio in exchange for the assumption by Acquiring Portfolio of all stated liabilities of Acquired Portfolio and the issuance by Acquiring Portfolio of shares of common stock, par value $0.001 per share (the "Acquiring Portfolio Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Acquired Portfolio in liquidation of Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND LIQUIDATION OF ACQUIRED PORTFOLIO

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of Acquired Portfolio, agrees to assign, deliver and otherwise transfer the Acquired Portfolio Assets (as defined in paragraph 1.2) to Acquiring Portfolio and the Company, on behalf of Acquiring Portfolio, agrees in exchange therefor to assume all of Acquired Portfolio's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Acquired Portfolio the number of Acquiring Portfolio Shares, including fractional Acquiring Portfolio Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

1.2   (a)    The "Acquired Portfolio Assets" shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Acquired Portfolio, and any deferred or prepaid expenses shown as an asset on Acquired Portfolio's books on the Valuation Date.

(b)    On or prior to the Valuation Date, the Trust, on behalf of Acquired Portfolio, will provide Acquiring Portfolio with a list of all of Acquired Portfolio's assets to be assigned, delivered and otherwise transferred to Acquiring Portfolio and a list of the stated liabilities to be assumed by Acquiring Portfolio pursuant to this Agreement. The Trust, on behalf of Acquired Portfolio, reserves the right to sell any of the securities on such list but will not, without the prior approval of the Company, on behalf of Acquiring Portfolio, acquire any additional securities other than securities of the type in which Acquiring Portfolio is permitted to invest and in amounts agreed to in writing by the Company, on behalf of Acquiring Portfolio. The Company, on behalf of Acquiring Portfolio, will, within a reasonable time prior to the Valuation Date, furnish Acquired Portfolio with a statement of Acquiring Portfolio's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Portfolio's investment objectives, policies and restrictions. In the event that Acquired Portfolio holds any investments that Acquiring Portfolio is not permitted to hold, the Trust, on behalf of Acquired Portfolio, will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Portfolio and Acquiring Portfolio, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Portfolio with respect to such investments, the Trust, on behalf of Acquired Portfolio, if requested by the Company, on behalf of Acquiring Portfolio, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3    The Trust, on behalf of Acquired Portfolio, will endeavor to discharge all of Acquired Portfolio's liabilities and obligations on or prior to the Valuation Date. The Company, on behalf of Acquiring Portfolio, will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Acquired Portfolio prepared by the Treasurer of Acquired Portfolio as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4    In order for the Acquired Portfolio to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, the Trust, on behalf of Acquired Portfolio, will on or before the Valuation Date (a) declare a dividend in an amount large enough so that Acquired Portfolio will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5    On the Closing Date or as soon as practicable thereafter, Acquired Portfolio will distribute Acquiring Portfolio Shares received by Acquired Portfolio pursuant to paragraph 1.1 pro rata to Acquired Portfolio's shareholders of record determined as of the close of business on the Valuation Date ("Acquired Portfolio Shareholders"). Each Acquired Portfolio Shareholder will receive the class of shares of Acquiring Portfolio that corresponds to the class of shares of Acquired Portfolio currently held by that Acquired Portfolio Shareholder. Accordingly, the Acquiring Portfolio Shares will be distributed as follows: each of the Class A and Class B shares of Acquiring Portfolio will be distributed to holders of Institutional Class and Adviser Class shares of Acquired Portfolio, respectively. Such distribution will be accomplished by an instruction, signed by Acquired Portfolio's Secretary, to transfer Acquiring Portfolio Shares then credited to Acquired Portfolio's account on the books of Acquiring Portfolio to open accounts on the books of Acquiring Portfolio in the names of the Acquired Portfolio Shareholders and representing the respective pro rata number of Acquiring Portfolio Shares due such Acquired Portfolio Shareholders. All issued and outstanding shares of Acquired Portfolio simultaneously will be canceled on Acquired Portfolio's books; however, share certificates representing interests in Acquired Portfolio will represent a number of Acquiring Portfolio Shares after the Closing Date as determined in accordance with paragraph 2.3. The Company, on behalf of Acquiring Portfolio, will issue certificates representing Acquiring Portfolio Shares in connection with such exchange only upon the written request of an Acquired Portfolio Shareholder.

1.6    Ownership of Acquiring Portfolio Shares will be shown on the books of Acquiring Portfolio's transfer agent. Acquiring Portfolio Shares will be issued in the manner described in Acquiring Portfolio's current Prospectus and Company's Statement of Additional Information.

1.7    Any transfer taxes payable upon issuance of Acquiring Portfolio Shares in a name other than the registered holder of Acquiring Portfolio Shares on Acquired Portfolio's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Portfolio Shares are to be issued and transferred.

1.8    Any reporting responsibility of Acquired Portfolio is and shall remain the responsibility of Acquired Portfolio up to and including the date on which Acquired Portfolio is dissolved and terminated pursuant to paragraph 1.9.

1.9    Acquired Portfolio shall be terminated as a series of the Trust promptly following the making of all distributions pursuant to paragraph 1.5.

1.10    Copies of all books and records maintained on behalf of Acquired Portfolio in connection with its obligations under the Investment Company Act of 1940, as amended ("1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Acquiring Portfolio or their designee, and Acquiring Portfolio or its designee shall comply with applicable record retention requirements to which Acquired Portfolio is subject under the 1940 Act.

2.	VALUATION

2.1    The value of the Acquired Portfolio Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Acquired Portfolio of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Acquiring Portfolio's then current Prospectus and the Company's Statement of Additional Information.

2.2    The net asset value of an Acquiring Portfolio Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Acquiring Portfolio's then current Prospectus and the Company's Statement of Additional Information.

2.3    The number of Acquiring Portfolio Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Acquired Portfolio shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Acquiring Portfolio (determined in accordance with paragraph 2.2).

2.4    All computations of value shall be made by JPMorgan Investor Services Company ("JPMorgan Services") in accordance with its regular practice in pricing Acquiring Portfolio. The Company, on behalf of Acquiring Portfolio, shall cause JPMorgan Services to deliver a copy of Acquiring Portfolio's valuation report at the Closing.

3.	CLOSING AND CLOSING DATE

3.1    The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

3.2    Portfolio securities held by Acquired Portfolio and represented by a certificate or other written instrument shall be presented by it or on its behalf to JPMorgan Chase Bank (the "Custodian"), as custodian for Acquiring Portfolio, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by the Trust, on behalf of Acquired Portfolio, to the Custodian for the account of Acquiring Portfolio on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "JPMorgan Chase Bank, Custodian for Morgan Stanley Institutional Fund, Inc."

3.3    In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Company, on behalf of Acquiring Portfolio, and the Trust, on behalf of Acquired Portfolio, accurate appraisal of the value of the net assets of Acquiring Portfolio or the Acquired Portfolio Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4    If requested, the Trust, on behalf of Acquired Portfolio, shall deliver to the Company, on behalf of Acquiring Portfolio, or its designee (a) at the Closing, a list, certified by Acquired Portfolio's Secretary, of the names, addresses and taxpayer identification numbers of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Acquired Portfolio shares owned by each such Acquired Portfolio Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Company, on behalf of Acquiring Portfolio, shall issue and deliver to such Secretary a confirmation evidencing delivery of Acquiring Portfolio Shares to be credited on the Closing Date to Acquired Portfolio or provide evidence satisfactory to the Trust, on behalf of Acquired Portfolio, that such Acquiring Portfolio Shares have been credited to Acquired Portfolio's account on the books of Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.	COVENANTS OF ACQUIRING PORTFOLIO AND ACQUIRED PORTFOLIO

4.1    Except as otherwise expressly provided herein with respect to Acquired Portfolio, the Company, on behalf of Acquiring Portfolio and the Trust, on behalf of Acquired Portfolio, will operate the business of each of Acquiring Portfolio and Acquired Portfolio in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2    The Company will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Acquiring Portfolio Shares ("Registration Statement"). The Trust, on behalf of Acquired Portfolio, will provide the Proxy Materials as described in paragraph 4.3 below for inclusion in the Registration Statement. The Company, on behalf of Acquiring Portfolio, and the Trust, on behalf of Acquired Portfolio, each agrees that each of Acquired Portfolio and Acquiring Portfolio will further provide such other information and documents as are reasonably necessary for the preparation of the Registration Statement.

4.3    The Trust, on behalf of Acquired Portfolio, will call a meeting of Acquired Portfolio's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. The Trust, on behalf of Acquired Portfolio, will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Company, on behalf of Acquiring Portfolio, will furnish Acquired Portfolio with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Acquiring Portfolio as is reasonably necessary for the preparation of the Proxy Materials.

4.4    The Trust, on behalf of Acquired Portfolio, will assist Acquiring Portfolio in obtaining such information as Acquiring Portfolio reasonably requests concerning the beneficial ownership of Acquired Portfolio shares.

4.5    Subject to the provisions of this Agreement, the Company, on behalf of Acquiring Portfolio, and the Trust, on behalf of Acquired Portfolio, each agrees that Acquiring Portfolio and Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6    The Trust, on behalf of Acquired Portfolio, shall furnish or cause to be furnished to Acquiring Portfolio within 30 days after the Closing Date a statement of Acquired Portfolio's assets and liabilities as of the Closing Date, which statement shall be certified by the Company's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, the Trust, on behalf of Acquired Portfolio, shall furnish Acquiring Portfolio, in such form as is reasonably satisfactory to Acquiring Portfolio, a statement certified by the Trust's Treasurer of Acquired Portfolio's earnings and profits for federal income tax purposes that will be carried over to Acquiring Portfolio pursuant to Section 381 of the Code.

4.7    As soon after the Closing Date as is reasonably practicable, the Trust (a) shall prepare and file all federal and other tax returns and reports of Acquired Portfolio required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8    The Company agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue the Acquiring Portfolio's operations after the Closing Date.

5.	REPRESENTATIONS AND WARRANTIES

5.1    The Company, on behalf of Acquiring Portfolio, represents and warrants to the Trust, on behalf of Acquired Portfolio, as follows:

(a)    Acquiring Portfolio is a series of the Company, a validly existing Maryland corporation with full power to carry on its business as presently conducted;

(b)    The Company is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Acquiring Portfolio are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquiring Portfolio is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    The current Prospectus of the Acquiring Portfolio and Statement of Additional Information of the Company conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)    The Company is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of its Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Portfolio is a party or by which it is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, Acquiring Portfolio or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquiring Portfolio's financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 2004 of Acquiring Portfolio audited by Ernst & Young LLP (copies of which will be furnished to Acquired Portfolio), fairly present, in all material respects, Acquiring Portfolio's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Acquiring Portfolio (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)    All issued and outstanding Acquiring Portfolio Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes a valid and binding obligation of Acquiring Portfolio enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Portfolio's performance of this Agreement;

(j)    Acquiring Portfolio Shares to be issued and delivered to Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof.

(k)    All material federal and other tax returns and reports of Acquiring Portfolio required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)    For each taxable year since its inception, Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Company's obligations with respect to Acquiring Portfolio under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquiring Portfolio to continue to meet the requirements of Subchapter M of the Code;

(m)    Since December 31, 2004 there has been no change by Acquiring Portfolio in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

(n)    The information furnished or to be furnished by the Company on behalf of Acquiring Portfolio for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o)    The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2    The Trust, on behalf of Acquired Portfolio, represents and warrants to the Company, on behalf of Acquiring Portfolio, as follows:

(a)    Acquired Portfolio is a series of the Trust, a validly existing Pennsylvania trust with full power to carry on its business as presently conducted;

(b)    The Trust is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of Acquired Portfolio have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Portfolio are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Portfolio is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    The current Prospectus of Acquired Portfolio and Statement of Additional Information of the Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)    The Trust is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Portfolio is a party or by which it is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, Acquired Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect Acquired Portfolio's financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Acquired Portfolio for the year ended September 30, 2005, audited by Ernst & Young LLP (copies of which have been or will be furnished to Acquiring Portfolio) fairly present, in all material respects, Acquired Portfolio's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Acquired Portfolio (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)    Acquired Portfolio has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(i)    All issued and outstanding shares of Acquired Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Acquiring Portfolio pursuant to paragraph 3.4;

(j)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust, and subject to the approval of Acquired Portfolio's shareholders, this Agreement constitutes a valid and binding obligation of Acquired Portfolio, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquired Portfolio's performance of this Agreement;

(k)    All material federal and other tax returns and reports of Acquired Portfolio required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)    For each taxable year since its inception, Acquired Portfolio has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Trust's obligations with respect to Acquired Portfolio under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquired Portfolio to continue to meet the requirements of Subchapter M of the Code;

(m)    At the Closing Date, the Trust, on behalf of Acquired Portfolio, will have good and valid title to the Acquired Portfolio Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Acquired Portfolio which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the

Company, on behalf of Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(n)    On the effective date of the Registration Statement, at the time of the meeting of Acquired Portfolio's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Portfolio Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by the Trust on behalf of Acquired Portfolio for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(o)    Acquired Portfolio will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(p)    Acquired Portfolio has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(q)    Acquired Portfolio is not acquiring Acquiring Portfolio Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED PORTFOLIO

The obligations of the Trust, with respect to Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1    All representations and warranties of the Company made on behalf of Acquiring Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2    The Company, on behalf of Acquiring Portfolio, shall have delivered to Acquired Portfolio a certificate of the Company's President and Treasurer, in a form reasonably satisfactory to Acquired Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust, on behalf of Acquired Portfolio, shall reasonably request;

6.3    The Trust, on behalf of Acquired Portfolio, shall have received a favorable opinion from Clifford Chance US LLP, counsel to Acquiring Portfolio, dated as of the Closing Date, to the effect that:

(a)    Acquiring Portfolio is a series of the Company, a validly existing Maryland corporation, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) the Company is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Company and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquiring Portfolio, is a valid and binding obligation of Acquiring Portfolio enforceable against Acquiring Portfolio in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Acquiring Portfolio Shares to be issued to Acquired Portfolio Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Portfolio has any preemptive rights to subscription or purchase in respect thereof (Maryland counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Company's Articles of Incorporation or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4    As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment advisory fees or annual fees pursuant to Acquiring Portfolio's 12b-1 plan of distribution from those described in Acquiring Portfolio's Prospectus dated April 29, 2005, as supplemented, and the Company's Statement of Additional Information dated April 29, 2005, as supplemented.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING PORTFOLIO

The obligations of the Company, on behalf of Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of Acquired Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1    All representations and warranties of the Trust made on behalf of Acquired Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2    The Trust, on behalf of Acquired Portfolio, shall have delivered to Acquiring Portfolio at the Closing a certificate of the Trust's President and its Treasurer, in form and substance satisfactory to Acquiring Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company, on behalf of Acquiring Portfolio, shall reasonably request;

7.3    Acquired Portfolio shall have delivered to Acquiring Portfolio a statement of the Acquired Portfolio Assets and its liabilities, together with a list of Acquired Portfolio's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of the Company;

7.4    The Company, on behalf of Acquiring Portfolio, shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Acquired Portfolio, dated as of the Closing Date to the effect that:

(a)    Acquired Portfolio is a series of the Trust, a validly existing Pennsylvania Trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Pennsylvania counsel may be relied upon in delivering such opinion); (b) the Trust is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of Acquired Portfolio, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquiring Portfolio, is a valid and binding obligation of Acquired Portfolio enforceable against Acquired Portfolio in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Company's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5    On the Closing Date, the Acquired Portfolio Assets shall include no assets that the Acquiring Portfolio, by reason of limitations of the Company's Articles of Incorporation or otherwise, may not properly acquire.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING PORTFOLIO AND ACQUIRED PORTFOLIO

The obligations of the Trust, on behalf of Acquired Portfolio, and the Company, on behalf of Acquiring Portfolio, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Portfolio in accordance with the provisions of the Trust's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Portfolio;

8.2    On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Company, on behalf of Acquiring Portfolio and the Trust, on behalf of Acquired Portfolio, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Portfolio or Acquired Portfolio;

8.4    The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5    The Trust, on behalf of Acquired Portfolio, shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Acquired Portfolio Shareholders all of Acquired Portfolio's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6    The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to Acquiring Portfolio and Acquired Portfolio, which opinion may be relied upon by the shareholders of Acquired Portfolio, substantially to the effect that, for federal income tax purposes:

(a)    The transfer of Acquired Portfolio's assets in exchange for Acquiring Portfolio Shares and the assumption by Acquiring Portfolio of certain stated liabilities of Acquired Portfolio followed by the distribution by Acquired Portfolio of Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in exchange for their Acquired Portfolio shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Acquired Portfolio and Acquiring Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b)    No gain or loss will be recognized by Acquiring Portfolio upon the receipt of the assets of Acquired Portfolio solely in exchange for Acquiring Portfolio Shares and the assumption by Acquiring Portfolio of the stated liabilities of Acquired Portfolio;

(c)    No gain or loss will be recognized by Acquired Portfolio upon the transfer of the assets of Acquired Portfolio to Acquiring Portfolio in exchange for Acquiring Portfolio Shares and the assumption by Acquiring Portfolio of the stated liabilities or upon the distribution of Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in exchange for their Acquired Portfolio shares;

(d)    No gain or loss will be recognized by the Acquired Portfolio Shareholders upon the exchange of the Acquired Portfolio shares for Acquiring Portfolio Shares;

(e)    The aggregate tax basis for Acquiring Portfolio Shares received by each Acquired Portfolio Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares held by each such Acquired Portfolio Shareholder immediately prior to the Reorganization;

(f)    The holding period of Acquiring Portfolio Shares to be received by each Acquired Portfolio Shareholder will include the period during which the Acquired Portfolio shares surrendered in exchange therefor were held (provided such Acquired Portfolio shares were held as capital assets on the date of the Reorganization);

(g)    The tax basis of the assets of Acquired Portfolio acquired by Acquiring Portfolio will be the same as the tax basis of such assets to Acquired Portfolio immediately prior to the Reorganization; and

(h)    The holding period of the assets of Acquired Portfolio in the hands of Acquiring Portfolio will include the period during which those assets were held by Acquired Portfolio.

Notwithstanding anything herein to the contrary, neither the Company, on behalf of Acquiring Portfolio, nor the Trust, on behalf of Acquired Portfolio, may waive the conditions set forth in this paragraph 8.6.

9.	FEES AND EXPENSES

9.1   (a)    The Acquired Portfolio and the Acquiring Portfolio shall share the costs and expenses in connection with the transactions contemplated by this Agreement on a pro rata basis based on their respective assets as of the merger date.

(b)    In the event the transactions contemplated herein are not consummated by reason of the Trust, on behalf of Acquired Portfolio, being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to the Company's obligations with respect to Acquired Portfolio specified in this Agreement), Acquired Portfolio's only obligation hereunder shall be to reimburse Acquiring Portfolio for all reasonable out-of-pocket fees and expenses incurred by Acquiring Portfolio in connection with those transactions.

(c)    In the event the transactions contemplated herein are not consummated by reason of the Company, on behalf of Acquiring Portfolio, being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Portfolio's obligations specified in this Agreement), Acquiring Portfolio's only obligation hereunder shall be to reimburse Acquired Portfolio for all reasonable out-of-pocket fees and expenses incurred by Acquired Portfolio in connection with those transactions.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    This Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of the Company made on behalf of Acquired Portfolio hereunder shall not survive the dissolution and complete liquidation of Acquired Portfolio in accordance with Section 1.9.

11.	TERMINATION

11.1  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a)    by the mutual written consent of the Trust, on behalf of Acquired Portfolio, and the Company, on behalf of Acquiring Portfolio;

(b)    by either the Company, on behalf of Acquiring Portfolio, or the Trust, on behalf of Acquired Portfolio, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before January 15, 2007; or

(c)    by either the Company, on behalf of Acquiring Portfolio, or the Trust, on behalf of Acquired Portfolio, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Portfolio shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2  (a)    Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Portfolio or Acquired Portfolio, or the directors or officers of the Company, Acquiring Portfolio or Acquired Portfolio, to any other party or its directors, trustees or officers.

(b)    Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of (i) the Company, the Trust, Acquiring Portfolio or Acquired Portfolio, (ii) the directors or officers of the Company or Acquiring Portfolio; or (iii) the trustees and officers of the Trust or Acquired Portfolio, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.	MISCELLANEOUS

13.1    The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY INSTITUTIONAL FUND, INC., on behalf of the Large Cap Relative Value Portfolio

By:	/s/ James Garrett Name: James Garrett Title: Treasurer
MORGAN STANLEY INSTITUTIONAL FUND TRUST, on behalf of the Equity Portfolio

By:	/s/ Stephanie Chang Yu Name: Stephanie Chang Yu Title: Vice President

                                                                       EXHIBIT B

                                                           PROSPECTUS SUPPLEMENT

                                                              September 23, 2005

[SIDEBAR]
Supplement dated
September 23, 2005 to the
Prospectus dated
April 29, 2005 of:

VALUE EQUITY PORTFOLIO
[ENDSIDEBAR]

                             MORGAN STANLEY INSTITUTIONAL FUND, INC.

                             The last paragraph of the section of the
                             Portfolio's Prospectus titled "Shareholder
                             Information--How To Redeem Shares" is hereby
                             deleted and replaced with the following:

                             Shares of the Portfolio redeemed within seven
                             days of purchase will be subject to a 2%
                             redemption fee, payable to the Portfolio. The
                             redemption fee is designed to protect the
                             Portfolio and its remaining shareholders from
                             the effects of short-term trading. The
                             redemption fee is not imposed on redemptions
                             made: (i) through systematic withdrawal/exchange
                             plans, (ii) through pre-approved asset
                             allocation programs, (iii) of shares received by
                             reinvesting income dividends or capital gain
                             distributions, (iv) through certain collective
                             trust funds or other pooled vehicles and (v) on
                             behalf of advisory accounts where client
                             allocations are solely at the discretion of the
                             Morgan Stanley Investment Management investment
                             team. The redemption fee is calculated based on,
                             and deducted from, the redemption proceeds. Each
                             time you redeem or exchange shares, the shares
                             held the longest will be redeemed or exchanged
                             first.

                             The redemption fee may not be imposed on
                             transactions that occur through certain omnibus
                             accounts at financial intermediaries. Certain
                             financial intermediaries may apply different
                             methodologies than those described above in
                             assessing redemption fees, may impose their own
                             redemption fee that may differ from the
                             Portfolio's redemption fee or may impose certain
                             trading restrictions to deter market timing and
                             frequent trading. If you invest in the Portfolio
                             through a financial intermediary, please read
                             that firm's materials carefully to learn about
                             any other restrictions or fees that may apply.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                           PROSPECTUS SUPPLEMENT

                                                           August 25, 2005

MORGAN STANLEY INSTITUTIONAL FUND, INC.

The Board of Directors of Morgan Stanley Institutional Fund, Inc. approved changing the name of the Value Equity Portfolio (the "Portfolio") to "Large
Cap Relative Value Portfolio." This change will be effective November 1,
2005. Upon effectiveness of this change, all references to "Value Equity
Portfolio" in the Prospectus will be replaced with "Large Cap Relative Value
Portfolio."

Effective immediately:

The second paragraph of the section of the Portfolio's Prospectus titled "Value
Equity Portfolio - Process" is hereby deleted in its entirety and replaced by the following:

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies with capitalizations within the range of companies included in the Russell 1000 Value Index. As of June 30,
   2005, these market capitalizations ranged between $457.2 million and
   $367.5 billion. This policy may be changed without shareholder approval;
   however, you would be notified in writing of any changes.

The following sentence is hereby added within the "Value Equity Portfolio -
Process" section of the Portfolio's Prospectus:

   The Portfolio may invest up to 15% of its net assets in Real Estate
   Investment Trusts ("REITs").

The following paragraph is hereby added within the "Value Equity Portfolio -
Risks" section of the Portfolio's Prospectus:

   REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt
   REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

[SIDEBAR]

Supplement dated August 25, 2005 to the Prospectus dated April 29, 2005 of:

VALUE EQUITY PORTFOLIO

[ENDSIDEBAR]

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                           PROSPECTUS SUPPLEMENT

                                                           May 31, 2005

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Effective August 29, 2005, the Board of Directors (the "Board") of Morgan
Stanley Institutional Fund, Inc. (the "Fund") approved the implementation of a
2% redemption fee for Portfolio shares redeemed within seven days of purchase, subject to certain exceptions discussed below.

In connection with these changes, the Prospectus is revised as set forth below.

The following information is hereby added to the top of the table included in the section titled "FEES AND EXPENSES OF THE PORTFOLIO":

SHAREHOLDER FEES (fees paid directly from your investment)

--------------------------------------------------------------------------------
Redemption Fee (as a % of the amount redeemed)+                            2.00%
--------------------------------------------------------------------------------

+Payable to the Portfolio on shares redeemed within seven days of purchase. See
 "Shareholder Information--How To Redeem Shares" and "Shareholder
 Information--Frequent Purchases and Redemptions of Shares" for more information on redemption fees.

The following paragraph is hereby added at the end of the section titled
"SHAREHOLDER INFORMATION--HOW TO REDEEM SHARES":

Shares of the Portfolio redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee does not apply to redemptions in connection with systematic withdrawal/exchange plans, pre-approved asset allocation programs and to shares received by reinvesting income dividends or capital gain distributions. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The following sentence is added as the penultimate sentence of the fourth paragraph under the section titled "SHAREHOLDER INFORMATION--EXCHANGE
PRIVILEGE":

An exchange of Portfolio shares held for less than seven days from the date of purchase will be subject to the 2% redemption fee described under the section
"Shareholder Information--How To Redeem Shares."

The last paragraph in the section titled "SHAREHOLDER INFORMATION--FREQUENT
PURCHASES AND REDEMPTIONS OF SHARES" is hereby deleted and replaced with the following:

The Fund's policies with respect to purchases, exchanges and redemptions of
Portfolio shares are described in the "Shareholder Information--How To Purchase
Shares," "Shareholder Information--How To Redeem Shares" and "Shareholder
Information--Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of
Portfolio shares.

With respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries.
Omnibus accounts generally do not identify customers' trading activity to the
Fund on an individual basis. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Portfolio by the financial intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

[SIDEBAR]

Supplement dated May 31, 2005 to the Prospectus dated April 29, 2005 of:

VALUE EQUITY PORTFOLIO

[ENDSIDEBAR]

PROSPECTUS

APRIL 29, 2005

[MORGAN STANLEY LOGO]

MORGAN STANLEY INSTITUTIONAL FUND, INC.

VALUE EQUITY PORTFOLIO
THE VALUE EQUITY PORTFOLIO SEEKS HIGH TOTAL RETURN BY INVESTING PRIMARILY IN
EQUITY SECURITIES THAT THE INVESTMENT ADVISER BELIEVES TO BE UNDERVALUED
RELATIVE TO THE STOCK MARKET IN GENERAL AT THE TIME OF PURCHASE.

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

DISTRIBUTOR
MORGAN STANLEY DISTRIBUTION, INC.

MORGAN STANLEY INSTITUTIONAL FUND, INC. (THE "FUND") IS A NO-LOAD MUTUAL FUND
THAT IS DESIGNED TO MEET THE INVESTMENT NEEDS OF DISCERNING INVESTORS WHO PLACE
A PREMIUM ON QUALITY AND PERSONAL SERVICE. THE FUND MAKES AVAILABLE TO
INSTITUTIONAL INVESTORS A SERIES OF PORTFOLIOS, WHICH SEEK TO BENEFIT FROM THE
INVESTMENT EXPERTISE AND COMMITMENT TO EXCELLENCE ASSOCIATED WITH MORGAN STANLEY
INVESTMENT MANAGEMENT INC. ("MORGAN STANLEY INVESTMENT MANAGEMENT" OR THE
"ADVISER") AND ITS AFFILIATES. THIS PROSPECTUS OFFERS CLASS A AND CLASS B SHARES
OF THE PORTFOLIO LISTED ABOVE (THE "PORTFOLIO").

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT SUMMARY

                                                                            PAGE
PORTFOLIO

Value Equity Portfolio                                                         1
Additional Risk Factors and Information                                        2

FEES AND EXPENSES OF THE PORTFOLIO                                             4
FUND MANAGEMENT                                                                6
SHAREHOLDER INFORMATION                                                        7
FINANCIAL HIGHLIGHTS                                                          11
Value Equity Portfolio                                                        11

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Investment Summary

VALUE EQUITY PORTFOLIO

OBJECTIVE

THE VALUE EQUITY PORTFOLIO SEEKS HIGH TOTAL RETURN BY INVESTING PRIMARILY IN
EQUITY SECURITIES THAT THE ADVISER BELIEVES TO BE UNDERVALUED RELATIVE TO THE
STOCK MARKET IN GENERAL AT THE TIME OF PURCHASE.

APPROACH

The Adviser seeks to construct a diversified portfolio of equity securities of
U.S. and, to a limited extent, foreign issuers that will outperform the market over the long term. The Adviser emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.

PROCESS

The Adviser seeks attractively valued companies experiencing a change that the
Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any change.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national exchange.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, undervalued equity securities of large-capitalization companies, may underperform relative to other sectors or the overall market.

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

[CHART]

ANNUAL TOTAL RETURNS (CLASS A)
Commenced operations on January 31, 1990

1995    33.69%
1996    19.73%
1997    29.20%
1998     8.79%
1999    11.63%
2000    18.08%
2001    -1.55%
2002   -24.22%
2003    31.05%
2004    14.56%

HIGH QUARTER    (Q2 '03)    21.46%
LOW QUARTER     (Q3 '02)   -20.97%

AVERAGE ANNUAL TOTAL RETURNS
(for the calendar periods ended December 31, 2004)

                                                                     PAST        PAST        PAST       SINCE
                                                                 ONE YEAR  FIVE YEARS   TEN YEARS   INCEPTION

CLASS A (commenced operations on January 31, 1990)
Return before Taxes                                                 14.56%       5.75%      12.76%      11.13%
Return after Taxes on Distributions                                 14.35%       4.58%       8.89%       8.01%
Return after Taxes on Distributions and Sale of Fund Shares          9.73%       4.31%       9.03%       8.05%
Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)(1)                                             16.49%       5.27%      13.83%      12.59%
S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)(2)                                                      10.88%      -2.30%      12.07%      11.52%
Lipper Large-Cap Value Funds Index (reflects no
  deduction for fees, expenses or taxes)(3)                         12.00%       1.42%      11.29%      11.11%

CLASS B (commenced operations on January 2, 1996)
Return before Taxes                                                 14.07%       5.50%        N/A       10.26%
Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)(1)                                             16.49%       5.27%        N/A       11.31%
S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)(2)                                                      10.88%     -2.30%         N/A        9.46%
Lipper Large-Cap Value Funds Index (reflects no
  deduction for fees, expenses or taxes)(3)                         12.00%       1.42%        N/A        9.01%

     The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

     The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities.
     An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1)  The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and higher forecasted growth values.

(2)  The S&P 500 Index is a capitalization-weighted index of 500 stocks. The
     Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(3)  The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

                                        1

ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the
Portfolio.

FOREIGN SECURITIES

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY

In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The
Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

DERIVATIVES AND OTHER INVESTMENTS

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (E.G., stock index futures) or to control their exposure to changing foreign currency exchange rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions, which are contracts in which the
Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount the Portfolio receives when it sells a structured investment or at maturity of a structured investment is not fixed, but is based on the price of the underlying security or index.

RISKS OF DERIVATIVES

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of

[SIDENOTE]

THIS SECTION DISCUSSES ADDITIONAL RISK FACTORS AND INFORMATION RELATING TO THE
PORTFOLIO. THE PORTFOLIO'S INVESTMENT PRACTICES AND LIMITATIONS ARE DESCRIBED IN
MORE DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), WHICH IS
INCORPORATED BY REFERENCE AND LEGALLY IS A PART OF THIS PROSPECTUS. FOR DETAILS
ON HOW TO OBTAIN A COPY OF THE SAI AND OTHER REPORTS AND INFORMATION, SEE THE
BACK COVER OF THIS PROSPECTUS.

                                        2

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Investment Summary

ADDITIONAL RISK FACTORSAND INFORMATION (Cont'd)

derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio's currency risks involves the risk of mismatching the
Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

INVESTMENT DISCRETION

In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading stategies it uses. For example, the Adviser may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.

EXCHANGE-TRADED FUNDS

The Portfolio may invest up to 10% of its net assets in shares of various exchange-traded funds ("ETFs"). No more than 5% of the Portfolio's net assets will be invested in any one ETF. ETFs seek to track the performance of various portions or segments of the equity markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall as the value of the underlying index rises and falls.

BANK INVESTORS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If the
Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (E.G., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

                                        3

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

ADVISORY FEES*
Class A                                                       0.50%(1)
Class B                                                       0.50%(1)
12b-1 FEE
Class A                                                       NONE
Class B                                                       0.25%
OTHER EXPENSES
Class A                                                       0.19%(1)
Class B                                                       0.19%(1)
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
Class A                                                       0.69%(1)
Class B                                                       0.94%(1)

(1)  Expense information has been restated to reflect current fees in effect as of November 1, 2004. See "Fund Management--Advisory Fees."

*    This table does not show the effects of the Adviser's voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 0.70% for Class A shares and
     0.95% for Class B shares.

     In determining the actual amount of voluntary advisory fee waiver and/or expense reimbursement for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from total annual portfolio operating expenses. If these expenses were included, the total annual portfolio operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the percentage limits in the preceding paragraph.

     Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]

THE COMMISSION REQUIRES THAT THE FUND DISCLOSE IN THIS TABLE THE FEES AND
EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO. THE
PORTFOLIO DOES NOT CHARGE ANY SALES LOADS OR SIMILAR FEES WHEN YOU PURCHASE OR
REDEEM SHARES. THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES IN THE TABLE DO NOT
REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS FROM THE ADVISER,
WHICH ARE DESCRIBED IN THE FOOTNOTES.

                                        4

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Fees and Expenses of the Portfolio

FEES AND EXPENSES OF THE PORTFOLIO (Cont'd}

EXAMPLE

                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------

Class A                        $       70 $      221 $      384 $      859
Class B                        $       96 $      300 $      520 $    1,155

[SIDENOTE]

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME
PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE
PERIODS. THE EXAMPLE ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND
THAT THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL
COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE
EQUAL TO THE AMOUNTS REFLECTED IN THE TABLE TO THE RIGHT.

                                        5

INVESTMENT ADVISER

Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and Morgan Stanley Distribution, Inc. ("Morgan Stanley
Distribution"), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.
Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2005, the
Adviser, together with its affiliated asset management companies, had approximately $420.1 billion in assets under management with approximately
$221.1 billion in institutional assets.

ADVISORY FEES

For the fiscal year ended December 31, 2004, the Adviser received from the
Portfolio the advisory fee set forth in the table below. The table below also shows the Adviser's annual contractual rate of compensation as of November 1,
2004 and the contractual rate of compensation prior to November 1, 2004.

ADVISER'S RATES OF COMPENSATION

                            CONTRACTUAL                          CONTRACTUAL               FY 2004
                            COMPENSATION RATE AS OF              COMPENSATION RATE PRIOR   ACTUAL
PORTFOLIO                   NOVEMBER 1, 2004                     TO NOVEMBER 1, 2004       COMPENSATION RATE
------------------------------------------------------------------------------------------------------------

Value Equity                0.50% of the portion of the daily    0.50%                     0.46%
                            net assets not exceeding $150
                            million; 0.45% of the portion of
                            the daily net assets exceeding $150
                            million but not exceeding $250
                            million; 0.40% of the portion of
                            the daily net assets exceeding $250
                            million but not exceeding $350
                            million; and 0.35% of the portion
                            of the daily net assets exceeding
                            $350 million.

Effective November 1, 2004, the Board also approved amending certain of the
Fund's administration arrangements, including amending and restating the administration agreement with MSIM to remove the provisions related to transfer agent services with respect to the Fund, to reduce the fees payable by the Fund and to provide for MSIM to pay certain out-of-pocket expenses incurred in the ordinary course of providing such services.

PORTFOLIO MANAGEMENT

The Portfolio's assets are managed within the Equity Income Team. The members of the team who are currently responsible for the day-to-day management of the
Portfolio are James A. Gilligan, Managing Director of the Adviser, James O.
Roeder, Executive Director of the Adviser, Thomas B. Bastian, Sergio Marcheli
and Vincent E. Vizachero, Vice Presidents of the Adviser.

James A. Gilligan has worked for the Adviser since 1985 and has been managing the Portfolio since 2003. James O. Roeder has worked for the Adviser since 1999 and has been managing the Portfolio since 2003. Thomas B. Bastian has worked for the Adviser since 2003 and has been managing the Portfolio since 2003. Prior to that, he was a portfolio manager at Eagle Asset Management. Sergio Marcheli has worked for the Adviser since 2003 and has been managing the Portfolio since
2003. Prior to that, he was a portfolio specialist at Van Kampen. Vincent E.
Vizachero has worked for the Adviser since 2002 and has been managing the
Portfolio since 2003. Prior to that, he was an analyst at Fidelity.

James A. Gilligan is the lead manager of the Portfolio. Each member is responsible for specific sectors, except Sergio Marcheli who aids in providing research in all sectors as needed. Sergio Marcheli also manages the cash position in the Portfolio. All team members are responsible for the day-to-day management of the Portfolio and James A. Galligan is responsible for the execution of the overall strategy of the Portfolio.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

                                        6

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Shareholder Information

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES

Morgan Stanley Distribution is the exclusive Distributor of Class A shares and
Class B shares of the Portfolio. Morgan Stanley Distribution receives no compensation from the Fund for distributing Class A shares of the Portfolio. The
Fund has adopted a Plan of Distribution with respect to the Class B shares of the Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company
Act of 1940. Under the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services.
Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of Portfolio shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of Portfolio shares. For more information, please see the Statement of Additional
Information.

ABOUT NET ASSET VALUE

The net asset value ("NAV") per share of a class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio.
In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the
Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of
Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act, the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

PRICING OF PORTFOLIO SHARES

You may buy or sell (redeem) Class A and Class B shares of the Portfolio at the
NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolio as of the close of the New York
Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the
NYSE is open for business (the "Pricing Time").

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

HOW TO PURCHASE SHARES

You may purchase Class A shares and Class B shares of the Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial
Intermediaries") on each day that the Portfolio is open for business.

Investors purchasing shares through a Financial Intermediary may be charged a transaction-based or other fee by the Financial Intermediary for its services.
If you are purchasing Class A or Class B shares through a Financial
Intermediary, please consult your Financial Intermediary for purchase instructions.

The minimum initial investment generally is $500,000 for Class A shares and
$100,000 for Class B shares of the Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, and remains below the minimum initial investment amount for 60 consecutive days, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions. The Adviser may waive the minimum initial or additional investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial
Intermediary.

                                        7

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Shareholder Information

SHAREHOLDER INFORMATION (Cont'd)

Shares may, in the Fund's discretion, be purchased with investment securities
(in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for
Portfolio shares of equal value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

INITIAL PURCHASE BY MAIL

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by JPMorgan Investor Services
Company ("JPMorgan"), the Fund's transfer agent, which you can obtain by calling
JPMorgan at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund,
Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH
43218-2913 together with a check payable to Morgan Stanley Institutional Fund,
Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE

You may purchase shares of the Portfolio by wiring Federal Funds to the
Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO JPMORGAN
IN ADVANCE OF THE WIRE. NOTIFICATION MUST BE GIVEN TO JPMORGAN AT 1-800-548-7786
PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of
Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds (monies credited by a Federal Reserve Bank) wire in a specified amount to the Custodian using the following wire instructions:

JPMORGAN CHASE BANK
270 Park Avenue
New York, NY 10017
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)
Please call the Fund at 1-800-548-7786
prior to wiring funds.

ADDITIONAL INVESTMENTS

You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions under "Initial Purchase by Wire."

OTHER TRANSACTION INFORMATION

The Fund may suspend the offering of shares, or any class of shares, of the
Portfolio or reject any purchase orders when we think it is in the best interests of the Fund.

Certain patterns of exchange and/or purchases or sale transactions involving the
Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determination in this regard may be made based on the frequency or dollar amount of the previous exchange or purchase or sale transaction. See "Frequent Purchases and Redemptions of
Shares."

HOW TO REDEEM SHARES

You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To
Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days.
However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

EXCHANGE PRIVILEGE

You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are
effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a
Financial Intermediary, certain portfolios may be unavailable for exchange.
Contact your Financial Intermediary to determine which portfolios are available for exchange.

                                        8

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Shareholder Information

SHAREHOLDER INFORMATION (Cont'd)

You can process your exchange by contacting your Financial Intermediary.
Otherwise, you should send exchange requests to the Fund's Transfer Agent by mail to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services
Company, P.O. Box 182913, Columbus, OH 43218-2913. Exchange requests can also be made by calling 1-800-548-7786.

For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing
Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases.
The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Portfolio, which may include, among other things, diluting the value of the Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the
Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the
Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the
Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases and redemptions of Portfolio shares are described in the "Shareholder Information" section of this
Prospectus. Except as described in each of these sections, and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Portfolio shares are applied

     THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:

     U.S. EQUITY

     Equity Growth Portfolio
     Focus Equity Portfolio
     Large Cap Relative Value Portfolio+
     MicroCap Portfolio+
     Small Company Growth Portfolio**
     U.S. Equity Plus Portfolio+
     U.S. Real Estate Portfolio
     Value Equity Portfolio

     GLOBAL AND INTERNATIONAL EQUITY

     Active International Allocation Portfolio
     China Growth Portfolio+
     Emerging Markets Portfolio
     European Real Estate Portfolio
     Global Franchise Portfolio
     Global Value Equity Portfolio
     Gold Portfolio+
     International Equity Portfolio**
     International Magnum Portfolio
     International Small Cap Portfolio**

     FIXED INCOME

     Emerging Markets Debt Portfolio
     Mortgage-Backed Securities Portfolio+
     Municipal Bond Portfolio+

     MONEY MARKET

     Money Market Portfolio
     Municipal Money Market Portfolio

**   Portfolio is currently closed to new investors with certain exceptions
+    Portfolio is not operational

                                        9

SHAREHOLDER INFORMATION (Cont'd)

uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund has (i) requested assurance that such intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and
(ii) required all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Portfolio shares. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the
Portfolio by the financial intermediary's customers. There can be no assurances that the Fund will be able to eliminate all market-timing activities.

DIVIDENDS AND DISTRIBUTIONS

The Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of a quarterly dividend. The
Portfolio's policy is to distribute to shareholders net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration
Form.

TAXES

The dividends and distributions you receive from a Portfolio may be subject to
Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. For taxable years beginning before January 1, 2009, dividends paid by the
Portfolio that are attributable to "qualified dividends" (as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003) received by the Portfolio may be taxed at reduced rates to individual shareholders (15% at the maximum), if certain requirements are met by the Portfolio and the shareholders. Dividends paid by the Portfolio not attributable to "qualified dividends" received by the
Portfolio, including distributions of short-term capital gains, will be taxed at normal tax rates applicable to ordinary income. Long-term capital gains distributions to individuals are taxed at a reduced rate (15% at the maximum)
before January 1, 2009, regardless of how long you have held your shares. Unless further Congressional legislative action is taken, reduced rates for dividends and long-term capital gain will cease to be in effect after January 1, 2009. The
Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of the Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate.
An exchange of shares of the Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

                                       10

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Financial Highlights

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of the
Portfolio for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the
Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP. Ernst & Young LLP's report, along with the Portfolio's financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's Annual Report to
Shareholders. The Annual Report and the Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

VALUE EQUITY PORTFOLIO

                                                                                        YEAR ENDED DECEMBER 31,
                                                                          ----------------------------------------------------
CLASS A                                                                       2004       2003       2002        2001       2000
-------------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                                      $   9.30  $    7.21   $   9.68   $   10.32  $   9.63
-------------------------------------------------------------------------------------------------------------------------------

Income (Loss) from Investment Operations

Net Investment Income (Loss)                                                  0.12+      0.13+      0.14+       0.15+     0.16
Net Realized and Unrealized Gain (Loss) on Investments                        1.23       2.09      (2.47)      (0.31)     1.54
===============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                              1.35       2.22      (2.33)      (0.16)     1.70
===============================================================================================================================

DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Investment Income                                                        (0.13)     (0.13)     (0.14)      (0.15)    (0.16)
Net Realized Gain                                                                -          -          -       (0.33)    (0.85)
===============================================================================================================================
Total Distributions                                                          (0.13)     (0.13)     (0.14)      (0.48)    (1.01)
===============================================================================================================================
Net Asset Value, End of Period                                            $  10.52   $   9.30   $   7.21   $    9.68  $  10.32
===============================================================================================================================
TOTAL RETURN                                                                 14.56%     31.05%    (24.22)%    (1.55)%    18.08%
===============================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                                     $ 90,938  $ 108,997   $ 76,452   $ 101,691  $ 70,454
Ratio of Expenses to Average Net Assets(1)                                    0.70%      0.70%      0.70%       0.70%     0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)                1.28%      1.62%      1.69%       1.56%     1.64%
Portfolio Turnover Rate                                                         84%       130%        45%         50%       62%
===============================================================================================================================

(1)Ratios before expense limitation:
   Expenses to Average Net Assets                                             0.74%      0.77%      0.76%      0.79%      0.81%
   Net Investment Income (Loss) to Average Net Assets                         1.24%      1.55%      1.63%      1.47%      1.54%
------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

                                       11

VALUE EQUITY PORTFOLIO
                                                                                        YEAR ENDED DECEMBER 31,
                                                                          ----------------------------------------------------
CLASS B                                                                       2004       2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                                      $   9.31   $   7.21   $   9.67   $  10.32   $   9.60
------------------------------------------------------------------------------------------------------------------------------

Income (Loss) from Investment Operations

Net Investment Income (Loss)                                                  0.10+      0.11+      0.12+      0.13+      0.12
Net Realized and Unrealized Gain (Loss) on Investments                        1.20       2.10      (2.46)     (0.32)      1.56
==============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                              1.30       2.21      (2.34)     (0.19)      1.68
==============================================================================================================================

DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Investment Income                                                        (0.10)     (0.11)     (0.12)     (0.13)     (0.11)
Net Realized Gain                                                                -          -          -      (0.33)     (0.85)
==============================================================================================================================
Total Distributions                                                          (0.10)     (0.11)     (0.12)     (0.46)     (0.96)
==============================================================================================================================
Net Asset Value, End of Period                                            $  10.51   $   9.31   $   7.21   $   9.67   $  10.32
==============================================================================================================================
TOTAL RETURN                                                                 14.07%     30.86%    (24.32)%    (1.89)%    17.92%
==============================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                                     $ 75,189   $ 72,180   $ 46,757   $ 24,597   $    891
Ratio of Expenses to Average Net Assets(2)                                    0.95%      0.95%      0.95%      0.95%      0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)                1.05%      1.37%      1.44%      1.25%      1.35%
Portfolio Turnover Rate                                                         84%       130%        45%        50%        62%
==============================================================================================================================

(2)Ratios before expense limitation:
   Expenses to Average Net Assets                                             0.99%      1.02%      1.01%      1.04%      1.11%
   Net Investment Income (Loss) to Average Net Assets                         1.01%      1.30%      1.38%      1.17%      1.24%
------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

                                       12

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Additional Information

WHERE TO FIND ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has a Statement of Additional
Information ("SAI"), dated April 29, 2005, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this
Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about the Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolio, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the
Fund at the toll-free number below or on our internet site at:
www.morganstanley.com/funds. If you purchased shares through a Financial
Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's
Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On line: you may retrieve information from the Commission's web site at
http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public
Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the
Securities and Exchange Commission at the following address: publicinfo@sec.gov.
To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
c/o JPMorgan Investor Services Company
P.O. Box 182913
Columbus, OH 43218-2913

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investments Results are available at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

2004 ANNUAL REPORT
DECEMBER 31, 2004

MORGAN STANLEY INSTITUTIONAL FUND, INC.

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

ACTIVE INTERNATIONAL ALLOCATION
EMERGING MARKETS
EUROPEAN REAL ESTATE
GLOBAL FRANCHISE
GLOBAL VALUE EQUITY
INTERNATIONAL EQUITY
INTERNATIONAL MAGNUM
INTERNATIONAL SMALL CAP

U.S. EQUITY PORTFOLIOS

EQUITY GROWTH
FOCUS EQUITY
SMALL COMPANY GROWTH
U.S. REAL ESTATE
VALUE EQUITY

FIXED INCOME PORTFOLIO

EMERGING MARKETS DEBT

MONEY MARKET PORTFOLIOS

MONEY MARKET
MUNICIPAL MONEY MARKET

                                          2004 ANNUAL REPORT

                                          December 31, 2004

SHAREHOLDER'S LETTER                                                           3
PERFORMANCE SUMMARY                                                            4
INVESTMENT OVERVIEWS AND PORTFOLIOS OF INVESTMENTS
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
Active International Allocation                                                6
Emerging Markets                                                              20
European Real Estate                                                          27
Global Franchise                                                              31
Global Value Equity                                                           35
International Equity                                                          40
International Magnum                                                          45
International Small Cap                                                       52

U.S. EQUITY PORTFOLIOS:
Equity Growth                                                                 57
Focus Equity                                                                  62
Small Company Growth                                                          67
U.S. Real Estate                                                              72
Value Equity                                                                  77

FIXED INCOME PORTFOLIO:
Emerging Markets Debt                                                         82

MONEY MARKET PORTFOLIOS:
Money Market                                                                  88
Municipal Money Market                                                        91

STATEMENTS OF ASSETS AND LIABILITIES                                          96
STATEMENTS OF OPERATIONS                                                     100
STATEMENTS OF CHANGES IN NET ASSETS                                          104
FINANCIAL HIGHLIGHTS                                                         112
NOTES TO FINANCIAL STATEMENTS                                                127
REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM                                                            137
FEDERAL INCOME TAX INFORMATION                                               138
DIRECTOR AND OFFICER INFORMATION                                             139

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY
PROSPECTUSES OF THE MORGAN STANLEY INSTITUTIONAL FUND, INC. TO RECEIVE A
PROSPECTUS AND/OR SAI, WHICH CONTAINS MORE COMPLETE INFORMATION SUCH AS
INVESTMENT OBJECTIVES, CHARGES, EXPENSES, POLICIES FOR VOTING PROXIES, RISK
CONSIDERATIONS, AND DESCRIBES IN DETAIL EACH OF THE PORTFOLIO'S INVESTMENT
POLICIES TO THE PROSPECTIVE INVESTOR, PLEASE CALL 1-(800)-548-7786. PLEASE READ
THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY. ADDITIONALLY, YOU
CAN ACCESS PORTFOLIO INFORMATION INCLUDING PERFORMANCE, CHARACTERISTICS, AND
INVESTMENT TEAM COMMENTARY THROUGH MORGAN STANLEY INVESTMENT MANAGEMENT'S
WEB-SITE: www.morganstanley.com/im.

                                                              IS05-001841-Y12/04

                                                                               1

                 (This page has been left blank intentionally.)

2

                                          2004 ANNUAL REPORT

                                          December 31, 2004

Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the year ended
December 31, 2004. Our Fund currently offers 16 portfolios providing investors with a full array of global and domestic equity and fixed-income products. The
Fund's portfolios, together with the portfolios of the Morgan Stanley
Institutional Fund Trust, provide investors with a means to help them meet specific investment needs and to allocate their investments among equities
(e.g., value and growth; small, medium, and large capitalization), fixed income
(e.g., short, medium, and long duration; investment grade and high yield) and cash (e.g., money market).

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
Executive Vice President --
Principal Executive Officer

January 2005

                                                                               3

2004 ANNUAL REPORT

December 31, 2004

PERFORMANCE SUMMARY

                                                                                                ONE YEAR
                                                        INCEPTION DATES                       TOTAL RETURN
                                                     -------------------------------------------------------------------
                                                                                                         COMPARABLE
                                                      CLASS A      CLASS B      CLASS A       CLASS B       INDICES
                                                     -------------------------------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation                     1/17/92       1/2/96        16.64%        16.29%        20.25%(1)
  Emerging Markets                                    9/25/92       1/2/96        24.09         23.84         25.55 (2)
  European Real Estate                                10/1/97      10/1/97        47.49         47.15         50.60 (3)
  Global Franchise                                   11/28/01     11/28/01        13.77         13.56         14.72 (4)
  Global Value Equity                                 7/15/92       1/2/96        14.13         13.78         14.72 (4)
  International Equity                                 8/4/89       1/2/96        19.96         19.67         20.25 (1)
  International Magnum                                3/15/96      3/15/96        18.45         18.15         20.25 (1)
  International Small Cap                            12/15/92           --        33.53            --         30.78 (5)

U.S. EQUITY PORTFOLIOS:
  Equity Growth                                        4/2/91       1/2/96         7.75          7.45          6.30 (6)
  Focus Equity                                         3/8/95       1/2/96         7.00          6.75          6.30 (6)
  Small Company Growth                                11/1/89       1/2/96        19.17         18.79         14.31 (7)
  U.S. Real Estate                                    2/24/95       1/2/96        37.28         36.95         31.58 (8)
  Value Equity                                        1/31/90       1/2/96        14.56         14.07         16.49 (9)

FIXED INCOME PORTFOLIO:
  Emerging Markets Debt                                2/1/94       1/2/96        10.07          9.90         11.73 (10)

MONEY MARKET PORTFOLIOS:
  Money Market                                       11/15/88           --           --            --            --
  Municipal Money Market                              2/10/89           --           --            --            --

YIELD INFORMATION AS OF DECEMBER 31, 2004

                                                        7 DAY        7 DAY       30 DAY        30 DAY
                                                      CURRENT    EFFECTIVE      CURRENT    COMPARABLE
                                                       YIELD+       YIELD+      YIELD++         YIELD
                                                     ------------------------------------------------------

MONEY MARKET PORTFOLIOS:
  Money Market                                           1.96%        1.98%        1.88%         1.73% (11)
  Municipal Money Market                                 1.62         1.63         1.41          1.20  (12)

+    The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields will fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

++   The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

4

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PERFORMANCE SUMMARY (CONT'D)

                                                                 FIVE YEAR                                TEN YEAR
                                                        AVERAGE ANNUAL TOTAL RETURN              AVERAGE ANNUAL TOTAL RETURN
                                                     -------------------------------------------------------------------------------
                                                                             COMPARABLE                              COMPARABLE
                                                      CLASS A      CLASS B      INDICES         CLASS A     CLASS B     INDICES
                                                     -------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation                       (1.03)%       0.04%       (1.13)%(1)       6.74%         --        5.62%(1)
  Emerging Markets                                       1.21         0.96         4.40  (2)       4.47          --        3.19 (2)
  European Real Estate                                  22.60        22.26        22.55  (3)         --          --          -- (3)
  Global Franchise                                         --           --           --  (4)         --          --          -- (4)
  Global Value Equity                                    4.54         4.26        (2.45) (4)      10.38          --        8.09 (4)
  International Equity                                   8.57         8.32        (1.13) (1)      12.26          --        5.62 (1)
  International Magnum                                  (0.74)       (1.00)       (1.13) (1)         --          --          -- (1)
  International Small Cap                               11.99           --         8.64  (5)      11.79          --        3.31 (5)

U.S. EQUITY PORTFOLIOS:                                 (5.86)       (6.08)       (9.29) (6)      11.86          --        9.59 (6)
  Equity Growth                                         (5.66)       (5.89)       (9.29) (6)         --          --          -- (6)
  Focus Equity                                           1.82         1.58        (3.57) (7)      15.49          --        7.12 (7)
  Small Company Growth                                  21.86        21.49        21.95  (8)         --          --          -- (8)
  U.S. Real Estate                                       5.75         6.71         5.27  (9)      12.76          --       13.83 (9)
  Value Equity

FIXED INCOME PORTFOLIO:
  Emerging Markets Debt                                 14.44        14.19        12.99  (10)     13.97          --       14.49(10)

MONEY MARKET PORTFOLIOS:
  Money Market                                             --           --           --              --          --          --
  Municipal Money Market                                   --           --           --              --          --          --

                                                                    SINCE INCEPTION
                                                              AVERAGE ANNUAL TOTAL RETURN
                                                     ----------------------------------------------
                                                               COMPARABLE                COMPARABLE
                                                                INDICES -                 INDICES -
                                                      CLASS A     CLASS A     CLASS B       CLASS B
                                                     ----------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation                        6.97%       6.54%       7.52%         5.01%(1)
  Emerging Markets                                       8.29        7.39        5.70          4.09 (2)
  European Real Estate                                  14.68       15.53       14.39         15.53 (3)
  Global Franchise                                      17.61        7.33       17.28          7.33 (4)
  Global Value Equity                                   11.85        8.51        9.14          6.72 (4)
  International Equity                                  11.69        4.52       11.98          5.01 (1)
  International Magnum                                   4.64        5.17        4.36          5.17 (1)
  International Small Cap                               13.72        6.15          --            -- (5)

U.S. EQUITY PORTFOLIOS:                                 10.61        8.98        8.37          6.81 (6)
  Equity Growth                                         13.10        9.13        9.74          6.81 (6)
  Focus Equity                                          13.54        7.56       13.39          4.73 (7)
  Small Company Growth                                  17.77       15.03       16.66         14.77 (8)
  U.S. Real Estate                                      11.13       12.59       13.46         11.31 (9)
  Value Equity

FIXED INCOME PORTFOLIO:
  Emerging Markets Debt                                 11.24       11.03       12.19         13.10 (10)

MONEY MARKET PORTFOLIOS:
  Money Market                                             --          --          --            --
  Municipal Money Market                                   --          --          --            --

PERFORMANCE DATA QUOTED ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY,
WERE REINVESTED AND REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE
RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR
THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
www.morganstanley.com/im OR CALL 1-800-548-7786. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN THEIR ORIGINAL COST.

INDICES:

 (1) MSCI EAFE (Europe, Australasia, and Far East)
 (2) MSCI Emerging Markets Free
 (3) GPR General Real Estate Securities - Europe
 (4) MSCI World
 (5) MSCI EAFE Small Cap Total Return
 (6) Russell 1000 Growth
 (7) Russell 2000 Growth
 (8) National Association of Real Estate Investment Trusts (NAREIT) Equity
 (9) Russell 1000 Value
(10) J.P. Morgan Emerging Markets Global Bond
(11) iMoneyNet Money Fund Comparable Yield
(12) iMoneyNet Municipal Money Fund Comparable Yield

INVESTMENTS IN THE MONEY MARKET OR MUNICIPAL MONEY MARKET PORTFOLIOS ARE NEITHER
INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. ALTHOUGH
THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS SEEK TO PRESERVE THE
VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY
INVESTING IN THESE PORTFOLIOS. PLEASE READ THE PORTFOLIOS' PROSPECTUSES
CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                                               5

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                        ACTIVE                                LIPPER
                        INTERNATIONAL                         INTERNATIONAL
FISCAL YEAR             ALLOCATION                            MULTI-CAP
ENDED                   PORTFOLIO -       MSCI EAFE           CORE FUNDS
DECEMBER 31             CLASS A           INDEX               INDEX

1994                     500000           500000               500000
1995                     552850           556050               560579
1996                     606532           589691               639149
1997                     658754           600188               688978
1998                     791295           720225               750912
1999                    1011452           914398              1099156
2000                     860038           784811               960518
2001                     708413           616548               809649
2002                     615540           518270               710779
2003                     823285           718270               938994
2004                     960350           863650              1096150

[CHART]

          COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT

                        ACTIVE                                LIPPER
                        INTERNATIONAL                         INTERNATIONAL
FISCAL YEAR             ALLOCATION                            MULTI-CAP
ENDED                   PORTFOLIO -       MSCI EAFE           CORE FUNDS
DECEMBER 31             CLASS B           INDEX               INDEX

**                       100000           100000                100000
1996                     110240           106050                114212
1997                     120900           107938                123595
1998                     147498           129525                135215
1999                     188783           164445                194722
2000                     163260           141140                168032
2001                     136958           110880                138555
2002                     120812            93206                119218
2003                     165066           129174                163419
2004                     191970           155220                194310

*    Minimum Investment
**   Commenced offering on January 2, 1996.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE
INDEX(1) AND THE LIPPER INTERNATIONAL MULTI-CAP CORE FUNDS INDEX(2)

                                                  TOTAL RETURNS(3)
                                    --------------------------------------------
                                                        AVERAGE ANNUAL
                                              ----------------------------------
                                       ONE      FIVE        TEN            SINCE
                                      YEAR     YEARS      YEARS     INCEPTION(6)
- --------------------------------------------------------------------------------

Portfolio - Class A (4)              16.64%    (1.03)%     6.74%            6.97%
MSCI EAFE Index                      20.25     (1.13)      5.62             6.54
Lipper International Multi-Cap
  Core Funds Index                   19.20      0.01       8.17               --
Portfolio - Class B (5)              16.29      0.04         --             7.52
MSCI EAFE Index                      20.25     (1.13)        --             5.01
Lipper International Multi-Cap
  Core Funds Index                   19.20      0.01         --             7.66

(1)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI
     EAFE Index consists of the following 21 developed market country indices:
     Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece,
     Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway,
     Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
(2)  The Lipper International Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently
     10 funds represented in this Index. As of the date of this report, the
     Portfolio is in the Lipper International Multi-Cap Core Funds
     classification.
(3)  Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on January 17, 1992
(5)  Commenced offering on January 2, 1996
(6)  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO
SHARES.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental

6

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

supervision and regulation, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return based on net asset value per share of 16.64%, net of fees, for Class A shares and 16.29%, net of fees, for Class B shares compared to 20.25% for the Morgan Stanley
Capital International (MSCI) EAFE Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   -  For the full year period, we maintained a fully invested strategy and did not move to a defensive posture. In our opinion, the overall market called to stay fully invested and to keep some exposure to beta (Asia and
      Emerging Markets) and to materials and resources.

   -  Performance was hurt by Germany's poor showing, by Japan's third and fourth quarter underperformance, a small underweight to technology in the first quarter and by a slight underweight to real estate and some financials.

   -  Nearly every country in the Index had positive performance for 2004, and
      U.S. based investors were helped by further strength of foreign currencies. In Asia, Australia and Hong Kong each gained over 25%, while in Singapore, the currency rose 17.5%. Japan was aided by the nearly 5%
      boost in the Japanese yen.

   -  There was some divergence in sector performance for the year, with utilities (34.0%) and energy (24.7%) being the best, and with information technology (6.8%) and health care (14.6%)being the worst.

MANAGEMENT STRATEGIES

   -  We remain cautiously optimistic on markets for the next few months at least and continue to favor the higher growth/somewhat cyclical areas of
      Asia and core Europe over the United Kingdom and late cyclical sectors over staples.

   -  While it is true that markets need to adjust to a still tightening Federal
      Reserve Policy, some rise in inflation, and slowing global economies, we do not believe the business and market cycles have to abort just yet.
      While leading economic indicators have been falling since February 2004, manufacturing and business surveys are still mixed-to-positive, long and short interest rates remain low, and corporate and household cash levels quite high. Our work on valuations shows that global equities are cheap almost everywhere versus bond yields. In Europe, most dividend yields are higher than bond yields. This gives support to markets even if economic growth just muddles along.

   -  Japan's economic recovery has slowed - to the point where many investors
      (such as ourselves) who were hopeful that "this time it was different" are beginning to feel "deja vu all over again." While it is true that Japan's economy remains primarily cyclically driven by growth in the United States and China, we believe that the corporate/micro story has improved and that deflation is nearing its end, which provides a better economic foundation for this slowdown. This is not all bad for the long run and it adds to the operating leverage if there is any surprise in top line growth. We are hopeful there will be.

   -  An issue that has gotten a lot of attention in the past quarter has been the potential ramifications of a decline in the U.S. dollar. Aside from the obvious benefit rising currencies give to U.S. investors in foreign markets - the worry is that a too-rapid U.S. dollar decline could become disorderly; raising U.S. Treasury yields/inflation and choking off economic growth. The dollar decline up to this point has been orderly
      (about 15% on a trade weighted basis since early 2002), and unlike in
      1987, inflation is under control, U.S. Treasury yields remain low, and the
      Asian buyers of U.S. assets continue to seem inclined to buy. This gives more hope that the slowing of U.S. (at least relative) demand, which is required to bring the U.S. current account deficit back in line, can occur in part by boosting European, Japanese, and Asian domestic growth. If these events occur, the result should benefit international market returns.

   -  While 2004 was a big disappointment on the European economic front (2.0%
      gross domestic product (GDP) growth vs. 4.4% for U.S., 2.8% for Japan),
      European markets powered ahead each time the outlook for continued global health cleared. It will be interesting in 2005 to see how these factors play out, but the impetus and acknowledgement of the need for corporate self-help in terms of cost cutting and productivity has been greatly heightened in the past couple years.

   -  The emerging markets remain the fastest growing regions of the world and still the cheapest, in our opinion. Earnings expectations for 2005 are subdued, as return on equities have risen greatly, and no one wants to forecast too optimistically given the uncertainties of China, oil, the
      U.S. dollar etc. We continue to have positions in Brazil, China, Thailand,
      Russia and Malaysia. The frustration is how often these markets run at odds to one another. However, as long as the global growth environment remains stable, we believe these markets should add value over time. A positive

                                                                               7

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

      surprise could be that China's growth is solid for another year.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE   JULY 1, 2004--
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                        JULY 1, 2004             2004             2004
- --------------------------------------------------------------------------------------

CLASS A
Actual                                $     1,000.00   $     1,128.70   $         4.28
Hypothetical (5% average
annual return before expenses)              1,000.00         1,021.11             4.06

CLASS B
Actual                                      1,000.00         1,127.00             5.61
Hypothetical (5% average
annual return before expenses)              1,000.00         1,019.86             5.33

* Expenses are equal to Class A and Class B annualized net expense ratios of
     0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holding by industry, as a percentage of total investments.

[CHART]

Commercial Banks                             12.3%
Oil & Gas                                     6.7%
Pharmaceuticals                               4.8%
Diversified Telecommunication Services        4.1%
Other*                                       49.4%
Short-Term Investments                       22.7%

*    Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

8

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

COMMON STOCKS (84.3%)
AUSTRALIA (2.4%)
Alumina Ltd.                                                          68,209   $           317
Amcor Ltd.                                                            51,641               297
AMP Ltd.                                                              33,484               190
Ansell Ltd.                                                            4,383                31
Australia & New Zealand Banking Group Ltd.                            36,406               586
Australian Gas Light Co., Ltd.                                        11,707               125
BHP Billiton Ltd.                                                    221,127             2,654
BlueScope Steel Ltd.                                                  43,080               278
Boral Ltd.                                                            34,501               185
Brambles Industries Ltd.                                              24,925               136
Centro Properties Group                                               18,917                86
CFS Gandel Retail Trust                                               40,762                51
Coca-Cola Amatil Ltd.                                                 12,924                82
Coles Myer Ltd.                                                       27,045               209
Commonwealth Bank of Australia                                        30,082               755
CSL Ltd.                                                               2,172                50
CSR Ltd.                                                           (c)53,898               112
Foster's Group Ltd.                                                   51,400               233
General Property Trust                                                49,849               146
Insurance Australia Group Ltd.                                        42,790               215
Investa Property Group                                                32,296                57
James Hardie Industries N.V.                                          26,984               141
John Fairfax Holdings Ltd.                                            25,260                90
Leighton Holdings Ltd.                                              (c)5,438                52
Lend Lease Corp., Ltd.                                                10,440               108
Macquarie Bank Ltd.                                                    5,261               191
Macquarie Infrastructure Group                                        48,133               128
Mayne Group Ltd.                                                      22,671                76
Mirvac Group                                                       (c)20,222                77
National Australia Bank Ltd.                                          39,082               881
Newcrest Mining Ltd.                                                  19,326               264
OneSteel Ltd.                                                         32,642                66
Orica Ltd.                                                            15,887               253
Origin Energy Ltd.                                                     7,888                43
PaperlinX Ltd.                                                     (c)26,241                97
Patrick Corp., Ltd.                                                   23,518               121
QBE Insurance Group Ltd.                                           (c)16,796               202
Rinker Group Ltd.                                                     55,591               463
Rio Tinto Ltd.                                                     (c)18,317               561
Santos Ltd.                                                           15,736               104
Sonic Healthcare Ltd.                                                  4,662                44
Southcorp Ltd.                                                     (a)17,933                60
Stockland                                                             29,192               137
Stockland (New)                                                        1,035                 5
Suncorp-Metway Ltd.                                                   13,882               189
TABCORP Holdings Ltd.                                                 10,214               138
Telstra Corp., Ltd.                                                   54,349               209
Transurban Group                                                      14,272                75
Wesfarmers Ltd.                                                        9,460               295
Westfield Group                                                 (a)(c)27,210               350
Westpac Banking Corp.                                                 42,543               649
WMC Resources Ltd.                                                    68,081               385
Woodside Petroleum Ltd.                                               12,003               189
Woolworths Ltd.                                                       24,886   $           292
- ----------------------------------------------------------------------------------------------
                                                                                        13,730
==============================================================================================
AUSTRIA (1.3%)
Bank Austria Creditanstalt AG                                         10,833               977
Boehler-Uddeholm AG                                                    1,904               240
Erste Bank der Oesterreichischen
  Sparkassen AG                                                       35,060             1,869
Flughafen Wien AG                                                      3,154               238
IMMOFINANZ Immobilien Anlagen AG                                   (a)56,528               540
Mayr-Melnhof Karton AG                                                 1,261               214
OMV AG                                                                 3,262               981
RHI AG                                                           (a)(c)4,447               135
Telekom Austria AG                                                    58,763             1,112
VA Technologie AG                                                   (a)2,483               197
Verbund-Oesterreichische
  Elektrizitaetswirtschafts AG, Class A                                1,049               233
Voestalpine AG                                                      (c)6,430               499
Wienerberger AG                                                        9,664               461
- ----------------------------------------------------------------------------------------------
                                                                                         7,696
==============================================================================================
BELGIUM (0.6%)
AGFA-Gevaert N.V.                                                      7,790               264
Bekaert S.A.                                                             281                22
Belgacom S.A.                                                       (a)3,371               145
Dexia                                                                 30,331               696
Electrabel S.A.                                                          708               315
Fortis                                                                45,201             1,248
InBev N.V.                                                             2,208                86
KBC Bancassurance Holding                                           (c)4,183               321
Solvay S.A., Class A                                                   2,252               247
UCB S.A.                                                               3,462               176
Umicore                                                                  266                25
- ----------------------------------------------------------------------------------------------
                                                                                         3,545
==============================================================================================
BRAZIL (1.0%)
AmBev (Preference)                                                 1,247,000               347
Aracruz Celulose S.A., Class B (Preference)                           32,000               122
Banco Bradesco S.A. (Preference)                                      15,000               363
Banco Itau Holding Financeira S.A. (Preference)                        3,075               462
Brasil Telecom Participacoes S.A. (Preference)                    17,028,000               129
Caemi Mineracao e Metalurgica S.A. (Preference)                   (a)119,000               102
CEMIG S.A. (Preference)                                            7,130,000               174
Cia Brasileira de Distribuicao Grupo Pao de
  Acucar ADR (Preference)                                              1,000                26
Cia Siderurgica de Tubarao (Preference)                            1,042,000                61
Cia Siderurgica Nacional S.A.                                          8,000               153
CVRD, Class A  (Preference)                                           42,000             1,014
Electrobras S.A. Class B (Preference)                              8,576,000               127
Embraer (Preference)                                                  25,000               209
Embratel Participacoes S.A. (Preference)                       (a)15,222,000                32
Gerdau S.A. (Preference)                                              10,000               179
Klabin S.A. (Preference)                                              44,000                89
Petrobras S.A. (Preference)                                           40,000             1,463
Sadia S.A. (Preference)                                               35,000                79
Souza Cruz S.A.                                                        6,000                81
Tele Centro Oeste Celular Participacoes
  S.A. (Preference)                                               17,449,729                57

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                               9

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

BRAZIL (CONT'D)
Tele Norte Leste Participacoes S.A.
  (Preference)                                                        19,661   $           329
Telesp Celular Participacoes S.A. (Preference)                 (a)30,625,000                83
Unibanco GDR                                                           5,700               181
Usiminas S.A., Class A (Preference)                                    7,000               142
Votorantim Celulose e Papel S.A. (Preference)                          5,935                97
- ----------------------------------------------------------------------------------------------
                                                                                         6,101
==============================================================================================
DENMARK (0.3%)
Danske Bank A/S                                                       27,045               827
ISS A/S                                                                  500                28
Novo-Nordisk A/S, Class B                                             10,700               583
Novozymes A/S, Class B                                                   914                46
TDC A/S                                                                3,000               127
Vestas Wind Systems A/S                                          (a)(c)1,650                21
- ----------------------------------------------------------------------------------------------
                                                                                         1,632
==============================================================================================
FINLAND (1.4%)
Fortum Oyj                                                            23,010               425
Kesko Oyj, Class B                                                       858                21
Kone Oyj, Class B                                                      3,935               305
Metso Oyj                                                             18,330               290
Nokia Oyj                                                            294,790             4,647
Outokumpu Oyj                                                         13,050               233
Sampo Oyj, Class A                                                    18,919               261
Stora Enso Oyj, Class R                                               39,983               611
TietoEnator Oyj                                                        8,736               277
UPM-Kymmene Oyj                                                       30,244               671
Uponor Oyj                                                             2,504                47
Wartsila Oyj, Class B                                               (c)5,234               111
- ----------------------------------------------------------------------------------------------
                                                                                         7,899
==============================================================================================
FRANCE (8.8%)
Accor S.A.                                                            13,788               602
Alcatel S.A.                                                    (a)(c)86,594             1,345
Alstom                                                              (a)2,427                 2
Atos Origin                                                         (a)1,223                83
AXA                                                                   92,054             2,270
BNP Paribas S.A.                                                   (c)63,340             4,580
Bouygues S.A.                                                      (c)27,175             1,253
Business Objects S.A.                                               (a)3,599                91
Cap Gemini S.A.                                                 (a)(c)10,438               334
Carrefour S.A.                                                        24,196             1,150
Casino Guichard Perrachon S.A.                                      (c)2,675               213
Cie de Saint-Gobain                                                (c)30,221             1,817
Cie Generale d'Optique Essilor International S.A.                      2,781               218
CNP Assurances                                                         3,930               281
Credit Agricole S.A.                                               (c)27,291               822
Dassault Systemes S.A.                                                 3,315               167
France Telecom S.A.                                                   93,138             3,078
Gecina S.A.                                                         (c)1,319               130
Groupe Danone                                                      (c)10,723               988
Imerys S.A.                                                            3,490               292
Klepierre                                                              1,223               108
L'Air Liquide S.A.                                                     8,376             1,545
L'Oreal S.A.                                                        (c)1,932               146
Lafarge S.A.                                                          11,577             1,115
Lagardere S.C.A.                                                       8,927   $           643
LVMH Moet Hennessy Louis Vuitton S.A.                              (c)27,119             2,073
Michelin (CGDE), Class B                                               8,664               555
Pernod-Ricard S.A.                                                    (c)980               150
Peugeot S.A.                                                       (c)12,009               761
Pinault-Printemps-Redoute S.A.                                         3,336               333
Publicis Groupe                                                     (c)6,201               201
Renault S.A.                                                       (c)10,906               911
Sagem S.A.                                                             6,485               138
Sanofi-Aventis S.A.                                                (c)38,397             3,063
Schneider Electric S.A.                                            (c)13,755               955
Societe BIC S.A.                                                       3,229               162
Societe Generale                                                   (c)24,886             2,513
Societe Television Francaise 1                                      (c)7,686               250
Sodexho Alliance S.A.                                               (c)7,741               234
Suez S.A.                                                          (c)43,895             1,168
Technip S.A.                                                             157                29
Thales S.A.                                                        (c)12,914               619
Thomson                                                            (c)19,575               516
Total S.A.                                                         (c)46,313            10,096
Unibail                                                             (c)2,151               338
Valeo S.A.                                                             4,310               180
Veolia Environnement                                                (c)9,054               327
Vinci S.A.                                                          (c)5,144               689
Vivendi Universal S.A.                                             (a)62,275             1,984
Zodiac S.A.                                                              458                21
- ----------------------------------------------------------------------------------------------
                                                                                        51,539
==============================================================================================
GERMANY (7.2%)
Adidas-Salomon AG                                                      1,813               292
Allianz AG (Registered)                                               18,885             2,500
Altana AG                                                              2,976               188
BASF AG                                                               33,946             2,441
Bayer AG                                                              41,881             1,417
Bayerische Hypo-und Vereinsbank AG                                 (a)56,012             1,269
Beiersdorf AG                                                          5,684               660
Celesio AG                                                             1,833               149
Commerzbank AG                                                     (a)65,866             1,354
Continential AG                                                        8,829               560
DaimlerChrysler AG                                                    53,974             2,582
Deutsche Bank AG (Registered)                                         57,870             5,128
Deutsche Boerse AG                                                    14,349               862
Deutsche Lufthansa AG (Registered)                                 (a)12,385               177
Deutsche Post AG (Registered)                                         37,297               855
Deutsche Telekom AG (Registered)                                  (a)182,548             4,123
Douglas Holding AG                                                     1,851                65
E. ON AG                                                              44,245             4,025
Epcos AG                                                         (a)(c)3,058                46
Fresenius Medical Care AG                                              3,032               244
HeidelbergCement AG                                                    2,382               143
Henkel KGaA (Non-Voting Shares)                                        1,291               112
Infineon Technologies AG                                           (a)32,027               347
KarstadtQuelle AG                                                        814                 8
Linde AG                                                               7,449               465
MAN AG                                                                 7,748               298
Merck KGaA                                                             2,356               162
Metro AG                                                               5,976               328

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

10

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

GERMANY (CONT'D)
Muenchener Rueckversicherungs AG
  (Registered)                                                         2,773   $           340
Porsche AG (Non-Voting shares)                                           626               399
ProSieben SAT.1 Media AG (Non-Voting Shares)                           4,021                74
Puma AG Rudolf Dassler Sport                                             625               171
RWE AG                                                                23,075             1,274
SAP AG                                                                11,463             2,043
Schering AG                                                            6,960               519
Siemens AG (Registered)                                            (c)55,145             4,666
ThyssenKrupp AG                                                    (c)24,070               529
TUI AG                                                              (c)8,010               189
Volkswagen AG                                                         14,496               656
Volkswagen AG (Non-Voting Shares)                                      6,688               221
- ----------------------------------------------------------------------------------------------
                                                                                        41,881
==============================================================================================
GREECE (0.1%)
Alpha Bank A.E                                                         7,320               255
EFG Eurobank Ergasias S.A.                                             5,092               175
National Bank of Greece S.A.                                          10,973               361
Titan Cement Co., S.A.                                                 1,800                53
- ----------------------------------------------------------------------------------------------
                                                                                           844
==============================================================================================
HONG KONG (2.8%)
Aluminum Corp. of China Ltd., Class H                                302,000               179
Angang New Steel Co. Ltd., Class H                                 (c)82,000                42
Bank of East Asia Ltd.                                               110,029               342
Beijing Capital International Airport Co.,
  Ltd., Class H                                                      124,000                53
BOC Hong Kong Holdings Ltd.                                          287,000               548
Byd Co., Ltd., Class H                                                13,500                36
Cathay Pacific Airways Ltd.                                           87,000               165
Cheung Kong Holdings Ltd.                                            118,000             1,177
Cheung Kong Infrastructure Holdings Ltd.                              63,000               182
China Life Insurance Co., Ltd.                                 (a)(c)682,000               456
China Oilfield Services Ltd., Class H                                140,000                43
China Petroleum & Chemical Corp., Class H                          1,538,000               633
China Shipping Container Lines Co., Ltd.,
  Class H                                                         (a)195,000                78
China Shipping Development Co., Ltd., Class H                        118,000               105
China Southern Airlines Co., Ltd., Class H                     (a)(c)108,000                43
China Telecom Corp., Ltd., Class H                                 1,272,000               466
CLP Holdings Ltd.                                                    142,300               818
Datang International Power Generation Co., Ltd.,
  Class H                                                         (c)132,000                99
Esprit Holdings Ltd.                                                  59,500               360
Hang Lung Properties Ltd.                                            110,000               170
Hang Seng Bank Ltd.                                                (c)60,000               834
Henderson Land Development Co., Ltd.                                  59,000               307
Hong Kong & China Gas Co., Ltd.                                      294,079               607
Hong Kong Exchanges & Clearing Ltd.                                   89,000               238
HongKong Electric Holdings Ltd.                                      111,000               507
Hopewell Holdings Ltd.                                                50,000               128
Huadian Power International Co., Class H                             132,000                39
Huaneng Power International, Inc., Class H                           280,000               209
Hutchison Whampoa Ltd.                                               167,200             1,565
Hysan Development Co., Ltd.                                           33,324                70
Jiangsu Express Co., Ltd., Class H                                   112,000                49
Jiangxi Copper Co., Ltd., Class H                                    106,000   $            60
Johnson Electric Holdings Ltd.                                       127,500               124
Li & Fung Ltd.                                                       133,000               224
Maanshan Iron & Steel, Class H                                       158,000                61
MTR Corp.                                                            113,110               181
New World Development Ltd.                                           182,179               204
PCCW Ltd.                                                            289,411               183
PetroChina Co., Ltd., Class H                                      1,612,000               861
PICC Property & Casualty Co., Ltd.                                (a)316,000               110
Ping An Insurance Group Co. of China Ltd.,
  Class H                                                         (a)240,500               408
SCMP Group Ltd.                                                       18,000                 7
Shangri-La Asia Ltd.                                              (c)104,427               150
Sino Land Co.                                                      (c)46,348                46
Sinopec Shangai Petrochemical Co., Ltd.,
  Class H                                                            214,000                80
Sinopec Zhenhai Refining & Chemical Co., Ltd.,
  Class H                                                             66,000                68
Sinotrans Ltd.                                                       164,000                48
Sun Hung Kai Properties Ltd.                                      (c)104,000             1,040
Swire Pacific Ltd., Class A                                           74,000               619
Techtronic Industries Co.                                             76,500               167
Television Broadcasts Ltd.                                            25,000               116
Weiqiao Textile Co., Class H                                          31,500                50
Wharf Holdings Ltd.                                                   98,600               345
Yanzhou Coal Mining Co., Ltd., Class H                               112,000               160
Yue Yuen Industrial Holdings Ltd.                                     61,500               169
Zhejiang Expressway Co., Ltd., Class H                               132,000                91
- ----------------------------------------------------------------------------------------------
                                                                                        16,120
==============================================================================================
IRELAND (0.4%)
Allied Irish Banks plc                                                35,596               741
Bank of Ireland                                                       41,594               687
CRH plc                                                                1,700                45
CRH plc (London Shares)                                                7,082               189
DCC plc                                                                1,500                33
Elan Corp. plc                                                     (a)16,150               430
Grafton Group plc                                                   (a)2,950                32
Independent News & Media plc                                           8,500                27
Irish Life & Permanent plc                                             2,300                43
- ----------------------------------------------------------------------------------------------
                                                                                         2,227
==============================================================================================
ITALY (1.9%)
Alleanza Assicurazioni S.p.A.                                         10,315               144
Assicurazioni Generali S.p.A.                                         15,122               512
Autogrill S.p.A.                                                    (a)3,112                52
Autostrade S.p.A.                                                      1,404                37
Banca Antonveneta S.p.A.                                            (a)1,590                42
Banca Fideuram S.p.A.                                                  4,060                21
Banca Intesa S.p.A.                                                  116,790               561
Banca Intesa S.p.A. RNC                                               16,133                69
Banca Monte dei Paschi di Siena S.p.A.                             (c)17,656                63
Banca Nazionale del Lavoro S.p.A.                               (a)(c)19,810                59
Banca Popolare di Milano Scrl                                       (c)5,776                51
Banche Popolari Unite Scrl                                             2,271                46
Banco Popolare di Verona e Novara Scrl                                11,763               239
Benetton Group S.p.A.                                                  2,526                33
Capitalia S.p.A.                                                      10,941                50

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              11

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

ITALY (CONT'D)
Enel S.p.A.                                                           57,728   $           566
ENI S.p.A.                                                            72,317             1,807
Fiat S.p.A.                                                     (a)(c)13,567               108
Finmeccanica S.p.A.                                                  118,051               107
Italcementi S.p.A.                                                     1,801                29
Luxottica Group S.p.A.                                                 1,092                22
Mediaset S.p.A.                                                       23,928               303
Mediobanca S.p.A.                                                     10,262               166
Mediolanum S.p.A.                                                   (c)3,051                22
Pirelli & C S.p.A.                                                 (c)43,723                59
Riunione Adriatica di Sicurta S.p.A.                                   5,483               124
Sanpaolo IMI S.p.A.                                                   45,873               659
Seat Pagine Gialle S.p.A.                                          (a)60,586                28
Snam Rete Gas S.p.A.                                                   8,919                52
Telecom Italia S.p.A.                                                418,595             1,709
Telecom Italia S.p.A. RNC                                            270,455               877
TIM S.p.A.                                                        (c)179,601             1,340
Tiscali S.p.A.                                                      (a)2,748                10
UniCredito Italiano S.p.A.                                           147,944               849
- ----------------------------------------------------------------------------------------------
                                                                                        10,816
==============================================================================================
JAPAN (23.2%)
Advantest Corp.                                                     (c)5,990               514
Aeon Co., Ltd.                                                        30,800               514
Ajinomoto Co., Inc.                                                   50,400               600
Alps Electric Co., Ltd.                                               13,000               194
Amada Co., Ltd.                                                    (c)16,000                88
Asahi Breweries Ltd.                                                  26,000               322
Asahi Glass Co., Ltd.                                              (c)81,800               902
Asahi Kasei Corp.                                                     81,000               406
Asatsu-DK, Inc.                                                        2,800                79
Bellsystem 24, Inc.                                                   (c)160                44
Benesse Corp.                                                          3,900               137
Bridgestone Corp.                                                     65,000             1,295
Canon, Inc.                                                           65,000             3,509
Casio Computer Co., Ltd.                                              29,800               460
Central Japan Railway Co.                                                104               850
Chubu Electric Power Co., Inc.                                     (c)41,400               994
Chugai Pharmaceutical Co., Ltd.                                       24,400               404
Citizen Watch Co., Ltd.                                               23,000               221
Coca-Cola West Japan Co., Ltd.                                         1,000                26
COMSYS Holdings Corp.                                                  1,000                 9
Credit Saison Co., Ltd.                                                8,600               313
CSK Corp.                                                           (c)6,100               276
Dai Nippon Printing Co., Ltd.                                         30,600               491
Daicel Chemical Industries Ltd.                                        9,000                51
Daiichi Pharmaceutical Co., Ltd.                                      18,900               409
Daikin Industries Ltd.                                                10,600               306
Daimaru, Inc.                                                      (c)19,000               156
Dainippon Ink & Chemicals, Inc.                                       42,000                97
Daito Trust Construction Co., Ltd.                                  (c)7,700               366
Daiwa House Industry Co., Ltd.                                        40,600               462
Daiwa Securities Group, Inc.                                         233,000             1,683
Denki Kagaku Kogyo K.K.                                               28,000                93
Denso Corp.                                                           46,850             1,256
Dowa Mining Co., Ltd.                                                 15,000                98
East Japan Railway Co.                                                   238   $         1,324
Ebara Corp.                                                        (c)24,800               115
Eisai Co., Ltd.                                                       20,300               668
FamilyMart Co., Ltd.                                                   3,700               108
Fanuc Ltd.                                                            12,500               818
Fast Retailing Co., Ltd.                                               6,500               495
Fuji Photo Film Co., Ltd.                                             33,000             1,205
Fuji Television Network, Inc.                                             24                52
Fujikura Ltd.                                                      (c)12,000                55
Fujisawa Pharmaceutical Co., Ltd.                                     19,800               542
Fujitsu Ltd.                                                         141,200               919
Furukawa Electric Co., Ltd.                                        (a)41,800               232
Hankyu Department Stores, Inc.                                         7,000                51
Hirose Electric Co., Ltd.                                              2,600               304
Hitachi Ltd.                                                         256,000             1,774
Hokkaido Electric Power Co., Inc.                                     12,000               236
Honda Motor Co., Ltd.                                                 65,204             3,380
Hoya Corp.                                                             8,200               926
Isetan Co., Ltd.                                                      12,400               145
Ishihara Sangyo Kaisha Ltd.                                           10,000                23
Ishikawajima-Harima Heavy Industries Co., Ltd.                     (a)52,000                72
Ito En Ltd.                                                            1,400                73
Ito-Yokado Co., Ltd.                                                  22,000               924
Itochu Corp.                                                    (a)(c)79,000               366
Itochu Techno-Science Corp.                                            2,700               108
Japan Airlines Corp.                                               (a)63,000               183
Japan Real Estate Investment Corp. REIT                                (c)20               169
Japan Tobacco, Inc.                                                       63               720
JFE Holdings, Inc.                                                 (c)28,400               811
JGC Corp.                                                              8,000                73
JS Group Corp.                                                        14,000               254
JSR Corp.                                                             10,000               219
Kajima Corp.                                                          77,400               333
Kaken Pharmaceutical Co., Ltd.                                         3,000                20
Kaneka Corp.                                                          16,000               181
Kansai Electric Power Co., Inc. (The)                                 47,500               965
Kao Corp.                                                             42,000             1,074
Kawasaki Heavy Industries Ltd.                                     (c)52,000                85
Kawasaki Kisen Kaisha Ltd.                                             4,000                26
Keihin Electric Express Railway Co., Ltd.                          (c)25,000               154
Keio Electric Railway Co., Ltd.                                       14,000                82
Keyence Corp.                                                          2,500               560
Kikkoman Corp.                                                         8,000                76
Kinden Corp.                                                           1,000                 7
Kintetsu Corp.                                                    (c)110,200               381
Kirin Brewery Co., Ltd.                                            (c)71,400               703
Kobe Steel Ltd.                                                   (c)128,000               196
Kokuyo Co., Ltd.                                                       4,500                54
Komatsu Ltd.                                                          73,400               514
Konami Corp.                                                           7,100               165
Konica Minolta Holdings, Inc.                                         35,000               465
Kubota Corp.                                                         103,000               511
Kuraray Co., Ltd.                                                     23,000               206
Kurita Water Industries Ltd.                                           4,500                65
Kyocera Corp.                                                         12,900               994
Kyowa Hakko Kogyo Co., Ltd.                                           28,600               215

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

12

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

JAPAN (CONT'D)
Kyushu Electric Power Co., Inc.                                       26,500   $           536
Lawson, Inc.                                                           3,500               129
Mabuchi Motor Co., Ltd.                                                2,400               173
Marubeni Corp.                                                        78,000               216
Marui Co., Ltd.                                                       27,900               374
Matsushita Electric Industrial Co., Ltd.                          (c)146,000             2,318
Matsushita Electric Works Ltd.                                        10,000                87
Meiji Dairies Corp.                                                   12,000                71
Meiji Seika Kaisha Ltd.                                               15,000                69
Meitec Corp.                                                        (c)1,800                67
Millea Holdings, Inc.                                                     90             1,336
Minebea Co., Ltd.                                                     18,000                79
Mitsubishi Chemical Corp.                                            116,000               353
Mitsubishi Corp.                                                   (c)78,000             1,008
Mitsubishi Electric Corp.                                            134,800               661
Mitsubishi Estate Co., Ltd.                                       (c)107,000             1,254
Mitsubishi Heavy Industries Ltd.                                     232,000               659
Mitsubishi Logistics Corp.                                             5,000                49
Mitsubishi Rayon Co., Ltd.                                            33,000               120
Mitsubishi Tokyo Financial Group, Inc.                                   583             5,919
Mitsui & Co., Ltd.                                                    91,800               824
Mitsui Chemicals, Inc.                                                33,000               180
Mitsui Fudosan Co., Ltd.                                              93,400             1,135
Mitsui Mining & Smelting Co., Ltd.                                 (c)37,000               163
Mitsui OSK Lines Ltd.                                                 11,000                66
Mitsui Sumitomo Insurance Co., Ltd.                                  171,000             1,486
Mitsui Trust Holdings, Inc.                                        (c)81,545               815
Mitsukoshi Ltd.                                                    (c)25,000               122
Mizuho Financial Group, Inc.                                           1,000             5,038
Murata Manufacturing Co., Ltd.                                        18,300             1,024
Namco Ltd.                                                             2,400                32
NEC Corp.                                                            128,400               798
NEC Electronics Corp.                                               (c)4,000               195
Net One Systems Co., Ltd.                                                 44               183
NGK Insulators Ltd.                                                   28,600               274
NGK Spark Plug Co., Ltd.                                              21,000               218
Nidec Corp.                                                         (c)3,600               439
Nikko Cordial Corp.                                                   75,000               398
Nikon Corp.                                                        (c)24,000               297
Nintendo Co., Ltd.                                                     7,800               980
Nippon Building Fund, Inc. REIT                                           19               162
Nippon Express Co., Ltd.                                              59,800               295
Nippon Meat Packers, Inc.                                             16,600               225
Nippon Mining Holdings, Inc.                                          16,500                78
Nippon Oil Corp.                                                     109,800               704
Nippon Paper Group, Inc.                                                  53               238
Nippon Sheet Glass Co., Ltd.                                       (c)23,000                95
Nippon Steel Corp.                                                   425,000             1,041
Nippon Telegraph & Telephone Corp.                                       471             2,115
Nippon Yusen Kabushiki Kaisha                                         81,000               437
Nissan Chemical Industries Ltd.                                        9,000                71
Nissan Motor Co., Ltd.                                            (c)194,100             2,111
Nisshin Seifun Group, Inc.                                             9,000               100
Nisshinbo Industries, Inc.                                             5,000                37
Nissin Food Products Co., Ltd.                                         5,000               125
Nitto Denko Corp.                                                     15,200   $           834
Nomura Holdings, Inc.                                                139,000             2,027
Nomura Research Institute Ltd.                                         2,400               225
NSK Ltd.                                                              48,000               241
NTN Corp.                                                             27,000               155
NTT Data Corp.                                                           110               355
NTT DoCoMo, Inc.                                                         608             1,122
Obayashi Corp.                                                        37,000               233
Obic Co., Ltd.                                                           700               139
OJI Paper Co., Ltd.                                                   80,400               462
Oki Electric Industry Co., Ltd.                                 (a)(c)47,000               202
Olympus Corp.                                                          9,000               192
Omron Corp.                                                           16,900               403
Onward Kashiyama Co., Ltd.                                            12,000               175
Oracle Corp. Japan                                                  (c)2,900               150
Oriental Land Co., Ltd.                                             (c)4,900               341
ORIX Corp.                                                             4,300               584
Osaka Gas Co., Ltd.                                                  132,600               414
Pioneer Corp.                                                      (c)11,254               220
Ricoh Co., Ltd.                                                       53,000             1,023
Rohm Co., Ltd.                                                         8,400               869
Sanden Corp.                                                           1,000                 6
Sankyo Co., Ltd.                                                      40,300               911
Sanyo Electric Co., Ltd.                                             120,000               415
Sapporo Holdings Ltd.                                                 13,000                62
Secom Co., Ltd.                                                       10,100               404
Seiko Epson Corp.                                                      8,200               365
Sekisui Chemical Co., Ltd.                                            23,000               168
Sekisui House Ltd.                                                    48,600               567
Seven-Eleven Japan Co., Ltd.                                       (c)26,000               820
Sharp Corp.                                                           59,200               967
Shimachu Co., Ltd.                                                     4,200               104
Shimamura Co., Ltd.                                                    1,500               110
Shimano, Inc.                                                          7,300               208
Shimizu Corp.                                                         59,600               299
Shin-Etsu Chemical Co., Ltd.                                          28,196             1,156
Shionogi & Co., Ltd.                                                  24,000               332
Shiseido Co., Ltd.                                                    27,000               391
Showa Denko K.K.                                                      46,000               119
Showa Shell Sekiyu K.K.                                            (c)11,400               104
Skylark Co., Ltd.                                                      8,600               148
SMC Corp.                                                              4,300               492
Softbank Corp.                                                        17,700               862
Sompo Japan Insurance, Inc.                                           61,000               622
Sony Corp.                                                         (c)51,397             1,987
Stanley Electric Co., Ltd.                                          (c)4,400                75
Sumitomo Bakelite Co., Ltd.                                            9,000                57
Sumitomo Chemical Co., Ltd.                                           94,600               464
Sumitomo Corp.                                                        53,400               461
Sumitomo Electric Industries Ltd.                                     39,400               429
Sumitomo Metal Industries Ltd.                                       214,000               290
Sumitomo Metal Mining Co., Ltd.                                       35,800               256
Sumitomo Realty & Development Co., Ltd.                            (c)38,000               496
Sumitomo Trust & Banking Co., Ltd. (The)                             108,000               781
Taiheiyo Cement Corp.                                                 46,000               115
Taisei Corp.                                                           5,000                19

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              13

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

JAPAN (CONT'D)
Taisho Pharmaceutical Co., Ltd.                                       26,800   $           583
Taiyo Yuden Co., Ltd.                                                  6,000                70
Takara Holdings, Inc.                                                  8,000                52
Takashimaya Co., Ltd.                                              (c)26,000               250
Takeda Pharmaceutical Co., Ltd.                                       67,300             3,390
Takefuji Corp.                                                         4,290               290
Takuma Co., Ltd.                                                    (c)5,000                39
TDK Corp.                                                              9,700               719
Teijin Ltd.                                                           59,400               258
Teikoku Oil Co., Ltd.                                                  6,000                33
Terumo Corp.                                                          14,200               383
THK Co., Ltd.                                                       (c)1,300                26
TIS, Inc.                                                           (c)3,204               140
Tobu Railway Co., Ltd.                                                59,400               226
Toho Co., Ltd.                                                         4,500                71
Tohoku Electric Power Co., Inc.                                       28,100               505
Tokyo Broadcasting System, Inc.                                        8,000               130
Tokyo Electric Power Co., Inc. (The)                                  75,600             1,856
Tokyo Electron Ltd.                                                   13,500               832
Tokyo Gas Co., Ltd.                                               (c)166,600               683
Tokyu Corp.                                                        (c)68,400               370
TonenGeneral Sekiyu K.K.                                               8,000                73
Toppan Printing Co., Ltd.                                             29,600               329
Toray Industries, Inc.                                                81,100               380
Toshiba Corp.                                                     (c)228,000               979
Tosoh Corp.                                                           31,000               140
Toto Ltd.                                                             36,600               349
Toyo Seikan Kaisha Ltd.                                               13,000               240
Toyobo Co., Ltd.                                                       5,000                12
Toyoda Gosei Co., Ltd.                                                (c)800                16
Toyota Industries Corp.                                                6,350               159
Toyota Motor Corp.                                                (c)189,800             7,727
Trend Micro, Inc.                                                (a)(c)7,700               416
UFJ Holdings, Inc.                                                    (a)594             3,601
Uni-Charm Corp.                                                        2,800               134
Uniden Corp.                                                           5,000                99
UNY Co., Ltd.                                                          8,000                91
Ushio, Inc.                                                            1,000                19
USS Co., Ltd.                                                          2,000               168
Wacoal Corp.                                                        (c)5,000                60
West Japan Railway Co.                                                    24                97
World Co., Ltd.                                                        1,800                63
Yahoo! Japan Corp.                                                    (a)132               634
Yakult Honsha Co., Ltd.                                             (c)7,000               125
Yamada Denki Co., Ltd.                                              (c)7,700               330
Yamaha Corp.                                                           6,800               104
Yamaha Motor Co., Ltd.                                              (c)3,000                45
Yamanouchi Pharmaceutical Co., Ltd.                                   32,400             1,262
Yamato Transport Co., Ltd.                                            19,000               282
Yamazaki Baking Co., Ltd.                                              6,000                56
Yokogawa Electric Corp.                                               17,000               227
- ----------------------------------------------------------------------------------------------
                                                                                       135,531
==============================================================================================
LUXEMBOURG (0.1%)
Arcelor                                                               13,699               315
- ----------------------------------------------------------------------------------------------
MALAYSIA (0.6%)
AMMB Holdings Bhd                                                    122,600   $           105
Astro All Asia Networks plc                                        (a)90,400               128
Berjaya Sports Toto Bhd                                               64,800                69
British American Tobacco (Malaysia) Bhd                               14,300               172
Commerce Asset Holdings Bhd                                          117,300               145
Gamuda Bhd                                                            36,800                51
Genting Bhd                                                           31,200               156
Hong Leong Bank Bhd                                                   62,100                90
IOI Corp. Bhd                                                         62,000               155
Kuala Lumpur Kepong Bhd                                               32,400                59
Magnum Corp. Bhd                                                      54,700                35
Malakoff Bhd                                                          52,000                99
Malayan Banking Bhd                                                  148,700               462
Malaysia International Shipping Corp. Bhd
  (Foreign)                                                           47,700               192
Maxis Communications Bhd                                              63,000               155
Media Prima Bhd                                                         (a)1               @--
Nestle (Malaysia) Bhd                                                 10,000                61
OYL Industries Bhd                                                     6,600                66
Petronas Gas Bhd                                                      12,000                22
PLUS Expressways Bhd                                                 143,300               106
Proton Holdings Bhd                                                   23,000                55
Public Bank Bhd (Foreign)                                             87,000               174
Resorts World Bhd                                                     41,000               108
RHB Capital Bhd                                                      116,000                71
Sime Darby Bhd                                                       120,200               190
SP Setia Bhd                                                          66,400                76
Tanjong plc                                                           22,600                84
Telekom Malaysia Bhd                                                  74,000               226
Tenaga Nasional Bhd                                                   76,100               218
YTL Corp. Bhd                                                         72,000               101
- ----------------------------------------------------------------------------------------------
                                                                                         3,631
==============================================================================================
NETHERLANDS (3.9%)
ABN AMRO Holding N.V.                                                 79,686             2,107
Aegon N.V.                                                            86,605             1,178
Akzo Nobel N.V.                                                    (c)12,798               545
ASML Holding N.V.                                               (a)(c)23,788               381
Corio N.V. REIT                                                        1,857               109
DSM N.V.                                                               2,328               150
Euronext N.V.                                                          4,671               142
European Aeronautic Defense & Space Co.                            (c)20,250               588
Hagemeyer N.V.                                                      (a)4,613                11
Heineken N.V.                                                         36,037             1,199
ING Groep N.V. CVA                                                    91,609             2,766
Koninklijke Philips Electronics N.V.                                  76,521             2,025
OCE N.V.                                                               4,186                64
Reed Elsevier N.V.                                                    36,718               500
Rodamco Europe N.V. REIT                                               1,663               132
Royal Dutch Petroleum Co.                                             97,241             5,586
Royal KPN N.V.                                                        93,870               890
Royal Numico N.V.                                                   (a)7,867               283
TPG N.V.                                                              33,998               921
Unilever N.V. CVA                                                     36,128             2,417
Vedior N.V. CVA                                                        9,999               163
VNU N.V.                                                              10,485               309

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

14

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

NETHERLANDS (CONT'D)
Wereldhave N.V. REIT                                                     763   $            83
Wolters Kluwer N.V. CVA                                               19,575               392
- ----------------------------------------------------------------------------------------------
                                                                                        22,941
==============================================================================================
NEW ZEALAND (0.0%)
Carter Holt Harvey Ltd.                                               37,926                56
Telecom Corp. of New Zealand Ltd.                                     13,998                62
- ----------------------------------------------------------------------------------------------
                                                                                           118
==============================================================================================
NORWAY (0.2%)
DNB NOR ASA                                                           11,099               109
Norsk Hydro ASA                                                        5,919               465
Norske Skogindustrier ASA                                              4,300                93
Orkla ASA                                                              7,350               241
Statoil ASA                                                           10,000               157
Tandberg ASA                                                          (c)900                11
Telenor ASA                                                           14,600               132
Tomra Systems ASA                                                      4,553                25
Yara International ASA                                           (a)(c)7,419                98
- ----------------------------------------------------------------------------------------------
                                                                                         1,331
==============================================================================================
PORTUGAL (0.1%)
Banco Commercial Portugues S.A. (Registered)                          75,976               195
Energias de Portugal S.A.                                             15,231                46
Portugal Telecom SGPS S.A. (Registered)                               38,617               477
PT Multimedia SGPS S.A.                                                  416                10
- ----------------------------------------------------------------------------------------------
                                                                                           728
==============================================================================================
RUSSIA (0.4%)
LUKOIL ADR                                                          (c)6,800               826
MMC Norilsk Nickel ADR                                                 4,300               239
OAO Gazprom ADR (Registered)                                           4,188               149
Rostelecom ADR                                                      (c)7,600                83
Surgutneftegaz ADR                                                     5,400               202
Surgutneftegaz ADR (Preference)                                     (c)7,600               414
Tatneft ADR                                                            3,900               113
Unified Energy System ADR                                              4,700               134
- ----------------------------------------------------------------------------------------------
                                                                                         2,160
==============================================================================================
SINGAPORE (1.2%)
Ascendas REIT                                                         69,000                72
CapitaLand Ltd.                                                   (c)112,000               146
CapitaMall Trust REIT                                                 62,500                67
Chartered Semiconductor Manufacturing Ltd.                     (a)(c)123,000                74
City Developments Ltd.                                                66,719               290
ComfortDelgro Corp., Ltd.                                            197,477               188
Creative Technology Ltd.                                               6,270                94
DBS Group Holdings Ltd.                                              111,612             1,101
Fraser & Neave Ltd.                                                   16,000               160
Keppel Corp., Ltd.                                                 (c)57,000               300
Neptune Orient Lines Ltd.                                            108,000               199
Oversea-Chinese Banking Corp., Ltd.                                   97,356               805
Overseas Union Enterprise Ltd.                                         7,468                36
SembCorp Industries Ltd.                                              96,493                96
Singapore Airlines Ltd.                                               56,000               391
Singapore Exchange Ltd.                                              118,539               130
Singapore Post Ltd.                                                  184,000               100
Singapore Press Holdings Ltd.                                        165,028               465
Singapore Technologies Engineering Ltd.                           (c)141,296   $           202
Singapore Telecommunications Ltd.                                    536,595               783
United Overseas Bank Ltd.                                            120,389             1,018
United Overseas Land Ltd. (London Shares)                             48,851                60
Venture Corp., Ltd.                                                   24,444               238
- ----------------------------------------------------------------------------------------------
                                                                                         7,015
==============================================================================================
SPAIN (2.8%)
Abertis Infraestructuras S.A.                                         18,533               407
Acerinox S.A.                                                       (c)8,748               140
ACS S.A.                                                           (c)20,916               477
Altadis S.A.                                                       (c)11,925               545
Amadeus Global Travel Distribution S.A., Class A                   (c)21,805               224
Antena 3 de Television S.A.                                           (a)647                46
Banco Bilbao Vizcaya Argentaria S.A.                              (c)102,567             1,816
Banco Popular Espanol S.A.                                             5,693               374
Banco Santander Central Hispano S.A.                                 143,660             1,779
Endesa S.A.                                                        (c)35,761               839
Gas Natural SDG S.A.                                               (c)51,329             1,585
Grupo Ferrovial S.A.                                                   4,910               262
Iberdrola S.A.                                                     (c)30,933               785
Inditex S.A.                                                        (c)2,742                81
Indra Sistemas S.A.                                                    2,154                37
Metrovacesa S.A.                                                       1,527                71
Repsol YPF S.A.                                                    (c)37,316               970
Sacyr Vallehermoso S.A.                                               12,610               208
Sociedad General de Aguas de Barcelona S.A.,
  Class A                                                           (c)7,719               161
Telefonica S.A.                                                      286,710             5,390
Union Fenosa S.A.                                                   (c)7,982               209
- ----------------------------------------------------------------------------------------------
                                                                                        16,406
==============================================================================================
SWEDEN (1.7%)
Alfa Laval AB                                                            950                15
Assa Abloy AB, Class B                                                12,477               213
Atlas Copco AB, Class A                                                4,166               188
Atlas Copco AB, Class B                                                  399                17
Electrolux AB, Class B                                                23,000               526
Eniro AB                                                            (c)4,500                46
Holmen AB, Class B                                                  (c)4,000               138
Modern Times Group AB, Class B                                   (a)(c)1,200                33
Nordea Bank AB                                                       128,744             1,297
Sandvik AB                                                             9,418               380
Securitas AB, Class B                                                 25,740               441
Skandia Forsakrings AB                                                22,865               114
Skandinaviska Enskilda Banken AB, Class A                             22,266               430
Skanska AB, Class B                                                   38,951               467
SKF AB, Class B                                                        6,266               279
Ssab Svenskt Stal  AB, Class A                                         4,850               117
Svenska Cellulosa AB, Class B                                          9,122               389
Svenska Handelsbanken, Class A                                        36,136               940
Swedish Match AB                                                      19,700               228
Tele2 AB, Class B                                                   (c)3,658               144
Telefonaktiebolaget LM Ericsson, Class B                          (a)649,042             2,069
TeliaSonera AB                                                    (c)106,587               638
Volvo AB, Class A                                                      2,895               110
Volvo AB, Class B                                                      8,685               344
Wihlborgs Fastigheter AB                                            (c)3,300                70

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              15

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

SWEDEN (CONT'D)
Wm-Data AB, Class B                                                   10,675   $            23
- ----------------------------------------------------------------------------------------------
                                                                                         9,656
==============================================================================================
SWITZERLAND (3.6%)
ABB Ltd.                                                           (a)21,992               122
Adecco S.A. (Registered)                                               3,588               180
Ciba Specialty Chemicals AG (Registered)                            (a)1,814               138
Clariant AG (Registered)                                               3,489                56
Compagnie Financiere Richemont AG, Class A                             7,511               249
Credit Suisse Group                                                (a)34,410             1,443
Geberit AG (Registered)                                                   44                32
Givaudan (Registered)                                                    253               166
Holcim Ltd. (Registered)                                               3,981               239
Kudelski S.A.                                                         (a)322                12
Logitech International S.A. (Registered)                            (a)1,200                73
Lonza Group AG (Registered)                                            1,064                60
Nestle S.A. (Registered)                                              16,228             4,235
Novartis AG (Registered)                                             101,002             5,076
Roche Holding AG (Genusschein)                                        29,709             3,411
Schindler Holding AG                                                      88                35
Serono S.A., Class B                                                     549               361
SGS S.A.                                                                 272               190
STMicroelectronics N.V.                                               23,497               457
Sulzer AG (Registered)                                                    39                15
Swatch Group AG (Registered)                                             897                27
Swatch Group AG, Class B                                                 862               126
Swiss Reinsurance (Registered)                                         3,383               241
Swisscom AG (Registered)                                                 813               319
Syngenta AG                                                         (a)2,866               304
UBS AG (Registered)                                                   35,577             2,976
Valora Holding AG                                                         56                14
Zurich Financial Services AG                                        (a)2,421               403
- ----------------------------------------------------------------------------------------------
                                                                                        20,960
==============================================================================================
THAILAND (0.7%)
Advanced Info Sevice PCL (Foreign)                             (c)(d)193,400               532
Bangkok Bank PCL                                                      76,500               205
Bangkok Bank PCL (Foreign)                                           147,100               431
BEC World PCL (Foreign)                                           (d)194,600                79
Charoen Pokphand Foods PCL (Foreign)                              (d)484,652                47
Delta Electronics Thai PCL (Foreign)                               (d)68,700                29
Electricity Generating PCL                                            37,156                71
Hana Microelectronics PCL (Foreign)                                   41,580                21
Kasikornbank PCL                                                  (a)123,100               166
Kasikornbank PCL (Foreign)                                        (a)184,461               266
Land & Houses PCL                                                    378,839                98
Land & Houses PCL (Foreign, Registered)                              283,236                82
National Finance PCL (Foreign)                                    (d)138,900                49
PTT Exploration & Production PCL
  (Foreign)                                                     (c)(d)22,394               167
PTT PCL (Foreign)                                                 (d)161,100               717
Sahaviriya Steel Industry PCL (Foreign)                           (d)916,000                68
Shin Corp. PCL (Foreign)                                          (d)250,600               256
Siam Cement PCL                                                       36,936               232
Siam Cement PCL (Foreign)                                             66,700               474
Siam City Cement PCL (Foreign)                                     (d)21,700               136
Siam Commercial Bank PCL (Foreign,
  Preference)                                                         51,768   $            67
Siam Commercial Bank PCL
  (Foreign, Registered)                                           (d)109,000               137
Tisco Finance PCL (Foreign)                                           83,400                52
- ----------------------------------------------------------------------------------------------
                                                                                         4,382
==============================================================================================
UNITED KINGDOM (17.6%)
3i Group plc                                                          10,052               128
Aegis Group plc                                                       60,287               125
Alliance Unichem plc                                                   4,158                60
Amec plc                                                               9,740                56
Amvescap plc                                                          11,317                70
ARM Holdings plc                                                      43,269                92
AstraZeneca plc                                                       70,786             2,565
Aviva plc                                                            106,444             1,282
BAA plc                                                               14,368               161
BAE Systems plc                                                      174,179               770
Balfour Beatty plc                                                     7,505                45
Barclays plc                                                         297,138             3,340
Barratt Developments plc                                              14,289               163
BG Group plc                                                         185,604             1,260
BHP Billiton plc                                                     120,873             1,416
BOC Group plc                                                         24,664               470
Boots Group plc                                                       31,872               401
BP plc                                                             1,045,419            10,188
BPB plc                                                               21,675               197
Brambles Industries plc                                               61,641               308
British Airways plc                                                (a)26,082               118
British American Tobacco plc                                          74,536             1,283
British Land Co. plc                                                  20,360               350
British Sky Broadcasting plc                                          75,484               814
BT Group plc                                                         494,165             1,924
Bunzl plc                                                             26,895               224
Cable & Wireless plc                                                 107,616               246
Cadbury Schweppes plc                                                103,126               959
Capita Group plc                                                      75,169               527
Carnival plc                                                           6,987               426
Centrica plc                                                         123,359               559
Cobham plc                                                             3,996                95
Compass Group plc                                                     91,238               431
Daily Mail & General Trust, Class A                                   17,009               242
Davis Service Group plc                                                2,167                17
De La Rue plc                                                         22,562               150
Diageo plc                                                           168,739             2,405
Dixons Group plc                                                     115,920               338
Electrocomponents plc                                                 29,846               163
Emap plc                                                              14,226               223
EMI Group plc                                                         44,900               228
Enterprise Inns plc                                                   14,467               221
Exel plc                                                              20,182               280
FKI plc                                                                7,577                17
Friends Provident plc                                                 78,725               233
GKN plc                                                               51,505               234
GlaxoSmithKline plc                                                  249,941             5,859
Group 4 Securicor plc                                              (a)38,187               103
GUS plc                                                               73,857             1,330

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

16

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

UNITED KINGDOM (CONT'D)
Hammerson plc                                                         12,144   $           202
Hanson plc                                                            35,478               304
Hays plc                                                             176,839               422
HBOS plc                                                             176,390             2,870
Hilton Group plc                                                      65,908               360
HSBC Holdings plc                                                    526,984             8,886
IMI plc                                                               16,321               123
Imperial Chemical Industries plc                                      58,623               271
Imperial Tobacco Group plc                                            31,636               866
Intercontinental Hotels Group plc                                     28,356               352
Invensys plc                                                       (a)60,854                18
ITV plc                                                           (a)226,210               457
Johnson Matthey plc                                                   11,648               221
Kelda Group plc                                                       28,432               345
Kesa Electricals plc                                                  15,655                85
Kidde plc                                                             22,107                71
Kingfisher plc                                                        70,070               416
Land Securities Group plc                                             19,831               533
Legal & General Group plc                                            265,165               560
Liberty International plc                                             10,596               197
Lloyds TSB Group plc                                                 254,973             2,314
LogicaCMG plc                                                         35,943               133
Man Group plc                                                          3,684               104
Marks & Spencer Group plc                                            155,287             1,022
MFI Furniture plc                                                      6,439                15
Misys plc                                                             24,343                98
Mitchells & Butlers plc                                               30,681               200
National Grid Transco plc                                            174,752             1,663
Next plc                                                               3,638               115
Novar plc                                                              1,596                 6
Pearson plc                                                           43,287               522
Peninsular & Oriental Steam Navigation Co. (The)                      45,240               258
Persimmon plc                                                         12,995               172
Pilkington plc                                                        26,409                56
Prudential plc                                                        71,742               623
Rank Group plc                                                        26,939               136
Reckitt Benckiser plc                                                 51,873             1,566
Reed Elsevier plc                                                     68,282               629
Rentokil Initial plc                                                 195,393               554
Reuters Group plc                                                     80,258               581
Rexam plc                                                             23,789               210
Rio Tinto plc                                                         52,799             1,553
RMC Group plc                                                         11,141               181
Rolls-Royce Group plc                                             (a)161,782               767
Rolls-Royce Group plc, Class B                                     5,144,667                10
Royal & Sun Alliance Insurance Group                                 105,213               156
Royal Bank of Scotland Group plc                                     137,235             4,613
SABMiller plc                                                         26,725               443
Sage Group plc                                                        70,602               274
Sainsbury (J) plc                                                     56,599               294
Scottish & Newcastle plc                                              12,647               106
Scottish & Southern Energy plc                                        48,116               805
Scottish Power plc                                                   104,601               809
Serco Group plc                                                       29,265               135
Severn Trent plc                                                      24,738               459
Shell Transport & Trading Co. plc (Registered)                       457,828   $         3,900
Signet Group plc                                                      28,190                59
Slough Estates plc                                                    18,463               195
Smith & Nephew plc                                                    31,748               325
Smiths Group plc                                                      22,933               362
Tate & Lyle plc                                                       35,920               326
Taylor Woodrow plc                                                    21,723               113
Tesco plc                                                            321,298             1,983
TI Automotive Ltd., Class A                                      (a)(d)1,505               @--
Tomkins plc                                                           29,164               142
Unilever plc                                                         150,711             1,479
United Business Media plc                                             18,032               166
United Utilities plc                                                   5,482                66
Vodafone Group plc                                                 3,303,091             8,951
Whitbread plc                                                         15,484               251
William Hill plc                                                      22,997               249
Wimpey George plc                                                     15,718               122
Wolseley plc                                                          38,135               712
WPP Group plc                                                         67,384               741
Yell Group plc                                                        26,049               220
- ----------------------------------------------------------------------------------------------
                                                                                       102,599
==============================================================================================
  TOTAL COMMON STOCKS (COST $416,521)                                                  491,803
==============================================================================================

                                                                      NO. OF
                                                                      RIGHTS
- ----------------------------------------------------------------------------------------------

RIGHTS (0.0%)
BRAZIL (0.0%)
Banco Bradesco S.A.
  TOTAL RIGHTS (COST $@--)                                            (a)553               5
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (24.8%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (11.3%)
Bank of New York, 2.33%, 10/28/05                         $         (h)2,475             2,475
Bear Stearns, 2.37%, 4/15/05                                        (h)1,360             1,360
Beta Finance, Inc., 2.28%, 2/18/05                                     1,021             1,020
Calyon NY, 2.04%, 3/4/05                                            (h)2,174             2,174
CIT Group Holdings,
  2.17%, 1/31/05                                                      (h)211               211
  2.30%, 2/14/05                                                    (h)1,148             1,148
Citigroup, Inc., 2.39%, 9/1/05                                        (h)725               725
Compass Securitization, 2.38%, 3/17/05                              (h)1,057             1,057
Corporate Receivables Corp., 2.46%, 3/14/05                              451               450
Discover Card Master Trust, 2.39%, 5/16/05                       (h)(i)1,006             1,006
Eni Coordination Center, 2.38%, 8/29/05                               (h)755               755
Giro Funding U.S. Corp., 2.37%, 2/7/05                                   451               451
HBOS Treasury Services plc, N.Y.,
  2.46%, 3/14/05                                                         906               906
International Lease Finance Corp.,
  2.51%, 9/22/05                                                    (h)1,164             1,164
Jackson National Life Global Fund,
  2.32%, 1/18/05                                                      (h)755               755
K2 (USA) LLC, 2.33%, 10/24/05                                       (h)2,143             2,143
Landesbank Hessen Thur New York,
  2.24%, 2/2/05                                                       (h)762               762
Lehman Brothers, Inc., 2.33%, 1/3/05                                  18,507            18,507

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              17

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (CONT'D)
Links Finance LLC,
  2.33%, 10/27/05                                         $         (h)1,509   $         1,509
  2.40%, 9/26/05                                                      (h)755               755
Marshall & Ilsley Bank, 2.51%, 12/29/05                             (h)2,114             2,113
Nationwide Building Society, 2.58%, 1/2/06                          (h)1,751             1,751
Pfizer, Inc., 2.30%, 1/31/06                                        (h)1,510             1,510
Proctor & Gamble, 2.42%, 1/31/06                                      (h)619               619
Royal Bank of Canada NY, 2.38%, 6/27/05                             (h)1,509             1,509
Sheffield Receivable Corp., 2.21%, 1/12/05                             2,119             2,119
Sigma Finance, Inc., 2.38%, 9/15/05                                 (h)1,510             1,510
SLM Corp., 2.41%, 1/31/06                                           (h)1,510             1,510
Societe Generale, N.Y., 2.04%, 3/3/05                               (h)1,585             1,585
Svenska Handelsbank N.Y., 2.32%, 5/10/05                            (h)1,509             1,509
UBS Finance (Delaware), Inc., 2.33%, 1/6/05                            2,263             2,263
UBS Securities LLC, 2.30%, 1/3/05                                      8,452             8,452
- ----------------------------------------------------------------------------------------------
                                                                                        65,783
==============================================================================================

                                                                     SHARES
- ----------------------------------------------------------------------------------------------

INVESTMENT COMPANY HELD AS COLLATERAL ON LOANED SECURITIES (0.1%)
JPMorgan Securities Lending Collateral
  Investment Fund                                                    380,419               380
- ----------------------------------------------------------------------------------------------

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
- ----------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT (13.4%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $78,397                                $        (f)78,384            78,384
- ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $144,547)                                         144,547
==============================================================================================
TOTAL INVESTMENTS (109.1%) (COST $561,068) --
  INCLUDING $62,888 OF SECURITIES LOANED                                               636,355
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-9.1%)                                          (52,881)
==============================================================================================
NET ASSETS (100%)                                                              $       583,474
==============================================================================================

(a)  Non-income producing security.
(c)  All or portion of security on loan at December 31, 2004.
(d)  Security was valued at fair value -- At December 31, 2004, the Portfolio held $2,217,000 of fair valued securities, representing 0.4% of net assets.
(f)  Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit
     Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00%
     to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association,
     1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
(h)  Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2004.
(i)  Security's issuer is an affiliate of the adviser. Held as collateral for securities on loan.
@    Face Amount/Value is less than $500.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
CVA  Certificaten Van Aandelen
REIT Real Estate Investment Trust
RNC  Non-Convertible Savings Shares

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

18

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                NET
   CURRENCY                                       IN                         UNREALIZED
      TO                                       EXCHANGE                     APPRECIATION
   DELIVER           VALUE     SETTLEMENT         FOR            VALUE     (DEPRECIATION)
    (000)            (000)        DATE           (000)           (000)         (000)
- -----------------------------------------------------------------------------------------

EUR     25,989    $   35,281     3/16/05    US$      34,582   $   34,582   $         (699)
EUR      4,987         6,770     3/16/05    US$       6,638        6,638             (132)
GBP      3,160         6,036     3/16/05    US$       6,050        6,050               14
JPY  1,143,230        11,174     1/20/05    US$      10,470       10,470             (704)
JPY     31,271           307     3/16/05    US$         300          300               (7)
JPY    124,000         1,217     3/16/05    US$       1,187        1,187              (30)
US$      2,944         2,944     3/16/05    AUD       3,910        3,041               97
US$      2,910         2,910      1/3/05    EUR       2,144        2,908               (2)
US$      2,664         2,664     3/16/05    EUR       2,000        2,715               51
US$      9,879         9,879     3/16/05    EUR       7,414       10,064              185
US$     14,823        14,823     3/16/05    EUR      11,137       15,118              295
US$     15,910        15,910     3/16/05    EUR      11,957       16,232              322
US$      3,927         3,927     3/16/05    EUR       2,950        4,005               78
US$      6,770         6,770     3/16/05    EUR       5,079        6,894              124
US$     25,102        25,102     3/16/05    EUR      18,872       25,619              517
US$      3,515         3,515     3/16/05    GBP       1,839        3,511               (4)
US$        164           164     3/16/05    GBP          86          164              @--
US$        441           441     3/16/05    GBP         230          439               (2)
US$      3,849         3,849     3/16/05    GBP       2,012        3,842               (7)
US$      9,150         9,150     3/16/05    GBP       4,781        9,131              (19)
US$      2,848         2,848     3/16/05    GBP       1,495        2,853                5
US$     10,550        10,550     1/20/05    JPY   1,143,230       11,174              624
US$      7,631         7,631     3/16/05    JPY     797,445        7,824              193
US$      6,091         6,091     3/16/05    JPY     637,080        6,251              160
US$      1,437         1,437     3/16/05    JPY     148,915        1,463               26
US$      3,724         3,724     3/16/05    SEK      25,050        3,770               46
US$      2,384         2,384     3/16/05    SGD       3,915        2,404               20
                  ----------                                  ----------   --------------
                  $  197,498                                  $  198,649   $        1,151
                  ==========                                  ==========   ==============

AUD -- Australian Dollar
EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
SEK -- Swedish Krona
SGD -- Singapore Dollar

FUTURES CONTRACTS:

   The Portfolio had the following futures contract(s) open at period end:

                                                                       NET
                                                                   UNREALIZED
                        NUMBER                                    APPRECIATION
                          OF          VALUE        EXPIRATION     (DEPRECIATION)
                      CONTRACTS       (000)           DATE             (000)
- -------------------------------------------------------------------------------

LONG:
CAC 40 Index
  (France)                52       $    2,692         Jan-05      $         @--
Hang Seng Index
  (Hong Kong)             56            5,123         Jan-05                 11
IBEX 35 Index
  (Spain)                 81            9,940         Jan-05                163
MSCI SING Index
  (Singapore)             83            2,505         Jan-05                  1
OMX 30 Index
  (Sweden)               350            3,913         Jan-05                 47
DAX Index
  (Germany)              115           16,661         Mar-05                 67
DJ Euro STOXX 50
  (Germany)              309           12,357         Mar-05                 42
FTSE 100 Index
  (United Kingdom)       161           14,818         Mar-05                103
SPI 200 Index
  (Australia)             42            3,332         Mar-05                 71
TOPIX Index
  (Japan)                130           14,564         Mar-05                606
                                                                   ------------
                                                                   $      1,111
                                                                   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              19

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

EMERGING MARKETS PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                                                        LIPPER
                  EMERGING           MSCI               EMERGING
FISCAL YEAR       MARKETS            EMERGING           MARKETS
ENDED             PORTFOLIO -        MARKETS FREE NET   FUNDS
DECEMBER 31       CLASS A            INDEX              INDEX

1994              500000             500000             500000
1995              436175             473950             466120
1996              489362             502529             523043
1997              484346             444286             469480
1998              361250             331704             343314
1999              728944             551989             580090
2000              448847             383025             400848
2001              429031             372990             386821
2002              402281             349976             368948
2003              623857             545333             579016
2004              774150             684750             727850

[CHART]

           COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT

                                                          LIPPER
                     EMERGING          MSCI               EMERGING
FISCAL YEAR          MARKETS           EMERGING           MARKETS
ENDED                PORTFOLIO -       MARKETS FREE       FUNDS
DECEMBER 31          CLASS B           INDEX              INDEX

**                   100000            100000             100000
1996                 109940            106030             112212
1997                 107840             93741             100721
1998                  78993             69987              73654
1999                 158902            116466             124451
2000                  97089             80815              85997
2001                  92623             78698              82988
2002                  85917             73842              79153
2003                 132837            115061             124220
2004                 164680            143450             154720

*    Minimum Investment
**   Commenced offering on January 2, 1996.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING
MARKETS FREE NET INDEX(1) AND THE LIPPER EMERGING MARKETS FUNDS INDEX(2)

                                                        TOTAL RETURNS(3)
                                           -----------------------------------------
                                                              AVERAGE ANNUAL
                                                     -------------------------------
                                              ONE      FIVE       TEN          SINCE
                                             YEAR     YEARS     YEARS    INCEPTION(6)
- ------------------------------------------------------------------------------------

Portfolio - Class A (4)                     24.09%     1.21%     4.47%          8.29%
MSCI Emerging Markets Free Net Index        25.55      4.40      3.19           7.39
Lipper Emerging Markets Funds Index         25.70      4.64      3.83             --
Portfolio - Class B (5)                     23.84      0.96        --           5.70
MSCI Emerging Markets Free Net Index        25.55      4.40        --           4.09
Lipper Emerging Markets Funds Index         25.70      4.64        --           4.97

(1)  The MSCI Emerging Markets Free Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile,
     China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel,
     Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines,
     Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. This
     series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the
     Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on September 25, 1992

(5)  Commenced offering on January 2, 1996

(6)  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO
SHARES.

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

20

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EMERGING MARKETS PORTFOLIO

In addition, investing in emerging markets may involve a relative higher degree of volatility.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return based on net asset value per share of 24.09%, net of fees, for the Class A shares and
23.84%, net of fees, for the Class B shares compared to 25.55% for the Morgan
Stanley Capital International (MSCI) Emerging Markets Free Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   -  The largest detractor to relative performance was our modest cash position, which in a rising market can hurt performance.

   -  Stock selection in South Korea and Thailand coupled with negative country allocation scores from our overweight position in Thailand and Russia were the next largest detractors to relative performance.

   -  Our underweight position in the Central European countries of Hungary and the Czech Republic also hurt performance. Hungary and the Czech Republic, despite expensive valuations and weak fundamentals, continue to outperform given continued optimism over the European Union convergence.

   -  Stock selection in Russia was once again the largest contributor to relative performance. Other strong contributors came from our overweight position in the outperforming markets of Egypt, Brazil and Turkey and stock selection in South Africa and Brazil.

   -  Global emerging markets, after gaining more than 50% in 2003, remained among the best performing asset classes in 2004, gaining more than 25%.
      This marked the first sequential annual gain we have seen in Emerging
      Markets since 1992-1993 and the fourth straight year the asset class has outperformed world markets.

   -  During the year, the asset class benefited from accelerating global growth, supportive macroeconomic policy, local currency strength, rising corporate earnings and improving economic fundamentals. The dollar lost ground against many emerging markets currencies during the year as many developing countries continued to post current account and fiscal surpluses, as well as solid economic growth.

   -  Led by Latin America, all regions were strong performers. The tragic tsunami disaster that struck Southeast Asia on December 26 did not result in a significant sell-off of assets as many expect minimal impact to major economies.

   -  Egypt, Colombia, Hungary, the Czech Republic, Poland, Indonesia, Mexico,
      South Africa and Turkey were among the best performers. Thailand, China and Russia, among the top performers in 2003, were among the worst performing markets this year given political and economic concerns.

MANAGEMENT STRATEGIES

   -  We maintain our long-term positive outlook for emerging markets given relative valuations and fundamentals. We continue to focus on countries where gross domestic product (GDP) growth, fiscal policy and reform agendas remain strong and on companies that we believe have strong management and earnings visibility.

   -  We have continued to reduce cyclicality in the Portfolio, primarily by reducing our position within South African materials and South Korean technology sectors, specifically in names that have recently performed strongly and now face a headwind as global growth decelerates. We continued to trim our long-term overweight position in the Portfolio in
      Turkey given the relative out-performance of the country while increasing our overweight position in Brazil given attractive valuations and the improving domestic growth outlook.

   -  In general, we have moved away from cyclical plays and into stocks with secular drivers. The investment ideas about which we have the most conviction have led us to consolidate the Portfolio on both a country and stock level, into those that we expect to benefit from stronger domestic economies, the growing trend towards outsourcing, and new product cycles.

   -  The Portfolio's key overweight positions going into 2005 are Russia,
      Thailand, Turkey, South Africa, Mexico and Brazil. We are neutral in India and Poland while South Korea, Taiwan, Israel, Malaysia and China are our
      largest underweight countries.

   -  We believe the emerging markets are in a better position than in past times to withstand the tough global environment. In our opinion, valuations are cheaper while strong fiscal positions and lower interest rates are a boost to growth prospects. In addition, emerging market growth has been both export-driven as well as consumer-led, which marks an improvement from investment-led cycles of the late 1990's.

                                                                              21

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EMERGING MARKETS PORTFOLIO

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's acctual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE  JULY 1, 2004 --
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                        JULY 1, 2004             2004             2004
- --------------------------------------------------------------------------------------

CLASS A
Actual                                $     1,000.00   $     1,268.70   $         8.67
Hypothetical (5% average
annual return before expenses)              1,000.00         1,017.50             7.71

CLASS B
Actual                                      1,000.00         1,267.30            10.09
Hypothetical (5% average
annual return before expenses)              1,000.00         1,016.24             8.97

* Expenses are equal to Class A and Class B annualized net expense ratios of
     1.52% and 1.77%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Commercial Banks                                13.2%
Wireless Telecommunication Services             10.4%
Oil & Gas                                        9.3%
Metals & Mining                                  6.4%
Electronic Equipment & Instruments               4.1%
Semiconductors & Semiconductor Equipment         4.0%
Insurance                                        3.2%
Food & Staples Retailing                         3.7%
Diversified Telecommunication Services           3.2%
Other*                                          33.8%

*    Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

22

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

EMERGING MARKETS PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

COMMON STOCKS (95.9%)
(UNLESS OTHERWISE NOTED)
BRAZIL (11.5%)
All America Latina Logistica S.A.
  (Preference)                                                    (a)107,700   $         3,203
Banco Bradesco S.A. (Preference)                                     317,889             7,687
Banco Bradesco S.A. ADR (Preference)                              (c)142,840             3,580
Banco Itau Holding Financeira S.A.
  (Preference)                                                        46,023             6,914
Banco Itau Holding Financeira S.A.
  ADR (Preference)                                                (c)168,316            12,652
Braskem S.A. (Preference)                                         41,656,000             2,102
Braskem S.A. ADR                                                      75,200             3,832
CEMIG S.A. (Preference)                                          250,989,200             6,133
CEMIG S.A. ADR (Preference)                                          155,000             3,804
Cia Siderurgica de Tubarao (Preference)                           21,585,000             1,272
Cia Siderurgica Nacional S.A.                                         60,479             1,156
Cia Siderurgica Nacional S.A. ADR                                 (c)274,500             5,248
CPFL Energia S.A. ADR                                              (a)34,900               693
CPFL Energia S.A.                                                 (a)149,300             1,010
CVRD ADR                                                              18,379               533
CVRD ADR (Preference)                                              1,117,714            27,250
CVRD, Class A  (Preference)                                           14,021               339
Petrobras S.A. (Preference)                                           56,883             2,081
Petrobras S.A. ADR                                                   565,675            22,502
Petrobras S.A. ADR (Preference)                                      498,698            18,058
Telesp Celular Participacoes S.A.
  (Preference)                                              (a)3,802,128,938            10,293
Telesp Celular Participacoes S.A.
  ADR (Preference)                                             (a)(c)866,113             5,890
Votorantim Celulose e Papel S.A.
  ADR (Preference)                                                (c)339,750             5,504
- ----------------------------------------------------------------------------------------------
                                                                                       151,736
==============================================================================================
CHILE (0.9%)
Enersis S.A. ADR                                             (a)(c)1,320,100            11,234
- ----------------------------------------------------------------------------------------------
CHINA/HONG KONG (5.4%)
Air China Ltd., Class H                                         (a)2,543,000               982
Asia Aluminum Holdings Ltd.                                       29,246,000             3,010
AviChina Industry & Technology Co.,
  Class H                                                      (c)10,641,000               999
China Life Insurance Co., Ltd.                               (a)(c)7,429,000             4,970
China Petroleum & Chemical Corp.,
  Class H                                                         11,558,000             4,758
China Resources Power Holdings Co.                                 2,539,000             1,380
CNOOC Ltd.                                                        14,747,000             7,921
Fountain Set Holdings Ltd.                                         4,633,000             3,010
GOME Electrical Appliances Holdings Ltd                         (a)4,213,000             3,821
Grande Holdings Ltd.                                               2,119,000             2,072
Hainan Meilan International Airport
  Co., Ltd., Class H                                               2,406,000             2,028
Hopewell Highway Infrastructure Ltd.                            (c)4,809,000             3,960
Huadian Power International Co., Class H                          10,605,000             3,138
Kingboard Chemical Holdings Ltd.                                   1,843,000             3,900
Lianhua Supermarket Holdings Co.,
  Ltd., Class H                                                    2,064,000             2,523
Moulin International Holdings Ltd.                              (c)2,150,000             1,466
Norstar Founders Group Ltd.                                     (c)5,621,000             1,280
Ping An Insurance Group Co. of
  China Ltd., Class H                                           (a)3,193,000   $         5,422
Shougang Concord Century Holdings Ltd.                            12,407,000             1,197
Tom Online, Inc.                                                (a)6,364,000             1,195
TPV Technology Ltd.                                             (c)7,530,000             4,545
Victory City International Holdings                                3,751,000             1,581
Wumart Stores, Inc.                                             (a)1,033,000             1,661
Yanzhou Coal Mining Co., Ltd., Class H                          (c)3,014,000             4,304
ZTE Corp., Class H                                                (a)177,000               573
- ----------------------------------------------------------------------------------------------
                                                                                        71,696
==============================================================================================
COLOMBIA (0.4%)
BanColombia S.A. ADR                                                 375,300             5,299
- ----------------------------------------------------------------------------------------------
EGYPT (1.6%)
Eastern Tobacco                                                      185,476             3,974
MobiNil                                                              553,149            11,699
Orascom Construction Industries                                      447,712             5,350
Orascom Construction Industries GDR                                    2,608                63
- ----------------------------------------------------------------------------------------------
                                                                                        21,086
==============================================================================================
INDIA (6.4%)
ABB Ltd. India                                                       123,500             2,770
Aventis Pharma Ltd.                                                   82,492             2,519
Bharat Heavy Electricals Corp.                                       512,465             9,122
Cipla Ltd.                                                           509,665             3,739
Container Corp. of India Ltd.                                        140,919             2,988
GlaxoSmithKline Pharmaceuticals Ltd.                                 146,500             2,606
Grasim Industries Ltd.                                                73,000             2,232
HDFC Bank Ltd.                                                       225,000             2,699
Hero Honda Motors Ltd.                                               391,385             5,168
Hindalco Industries Ltd.                                              86,480             2,853
Hindustan Lever Ltd.                                                 694,260             2,304
Housing Development Finance Corp.                                    251,000             4,446
India Info.com PCL                                                (d)393,611               @--
Industrial Development Bank of India Ltd.                       (a)1,128,000             2,864
Infosys Technologies Ltd.                                            152,436             7,363
ITC Ltd.                                                              44,000             1,333
ITC Ltd.(Registered) GDR                                              43,400             1,302
Mahanagar Telephone Nigam Ltd.                                     1,095,000             3,922
Mahindra & Mahindra Ltd.                                             284,000             3,575
Morgan Stanley Growth Fund                                     (k)17,282,900             7,712
Oil & Natural Gas Corp., Ltd.                                        225,200             4,267
Siemens India Ltd.                                                    51,000             1,559
Steel Authority of India Ltd.                                   (a)3,507,082             5,076
Wipro Ltd.                                                           109,500             1,894
- ----------------------------------------------------------------------------------------------
                                                                                        84,313
==============================================================================================
INDONESIA (2.4%)
Bank Central Asia Tbk PT                                          14,798,000             4,743
Bank Internasional Indonesia Tbk PT                            (a)75,304,000             1,501
Bank Mandiri Persero Tbk PT                                       19,283,000             3,999
Bank Rakyat Indonesia                                             16,257,500             5,035
Bumi Resources Tbk PT                                          (a)54,977,000             4,738
Gudang Garam Tbk PT                                                1,449,000             2,115
Indocement Tunggal Prakarsa Tbk PT                             (a)13,329,500             4,416
Ramayana Lestari Sentosa Tbk PT                                   14,125,000             1,179
Telekomunikasi Indonesia Tbk PT                                    7,005,000             3,641
- ----------------------------------------------------------------------------------------------
                                                                                        31,367
==============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              23

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

EMERGING MARKETS PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

ISRAEL (0.9%)
Check Point Software Technologies Ltd.                         (a)(c)484,284   $        11,928
- ----------------------------------------------------------------------------------------------
MALAYSIA (1.4%)
Bandar Raya Developments Bhd                                         660,000               339
Commerce Asset Holdings Bhd                                        2,074,000             2,565
Magnum Corp. Bhd                                                   4,361,000             2,777
MK Land Holdings Bhd                                               2,599,000             1,211
Resorts World Bhd                                                    784,000             2,063
SP Setia Bhd                                                       2,839,999             3,229
Tenaga Nasional Bhd                                                1,671,000             4,793
YTL Corp. Bhd                                                      1,472,000             2,072
- ----------------------------------------------------------------------------------------------
                                                                                        19,049
==============================================================================================
MEXICO (8.5%)
America Movil S.A. de C.V., Class L ADR                              748,703            39,195
Cemex S.A. de C.V.                                                    47,475               347
Cemex S.A. de C.V. ADR                                               144,581             5,266
Fomento Economico Mexicano S.A.
  de C.V. ADR                                                         88,600             4,661
Grupo Financiero Banorte S.A. de
  C.V., Class O                                                      409,800             2,583
Grupo Televisa S.A. ADR                                              399,300            24,158
Kimberly-Clark de Mexico S.A. de
  C.V., Class A                                                      747,700             2,585
Telmex, Class L ADR                                                   53,568             2,053
Wal-Mart de Mexico S.A. de C.V. ADR                               (c)153,647             5,279
Wal-Mart de Mexico S.A. de C.V., Series V                          7,445,054            25,608
- ----------------------------------------------------------------------------------------------
                                                                                       111,735
==============================================================================================
MOROCCO (0.3%)
Banque Marocaine du Commerce
  Exterieur                                                           65,600             4,172
- ----------------------------------------------------------------------------------------------
POLAND (2.3%)
Agora S.A.                                                         (a)70,434             1,328
NFI Empik Media & Fasion S.A.                                     (a)758,047             1,648
Powszechna Kasa Oszczednosci
  Bank Polski S.A.                                                (a)913,603             8,431
Telekomunikacja Polska S.A.                                          608,589             4,000
Telekomunikacja Polska S.A. GDR                                    2,241,200            14,792
- ----------------------------------------------------------------------------------------------
                                                                                        30,199
==============================================================================================
RUSSIA (7.3%)
Alliance Cellulose Ltd.                                        (a)(d)592,359               @--
LUKOIL ADR                                                           196,334            23,835
Mobile Telesystems ADR                                              (c)6,800               942
Mobile Telesystems GDR                                               254,800             8,822
OAO Gazprom ADR (Registered)                                      (c)665,840            23,637
Sberbank RF GDR                                                   (a)248,400            13,647
Surgutneftegaz ADR                                                (c)186,889             7,008
Surgutneftegaz ADR (Preference)                                   (c)165,490             9,019
Uralsvyazinform ADR                                                  373,500             2,742
Vimpel-Communications ADR                                         (a)114,600             4,142
VolgaTelecom ADR                                                     489,600             3,182
- ----------------------------------------------------------------------------------------------
                                                                                        96,976
==============================================================================================
SOUTH AFRICA (14.5%)
African Bank Investments Ltd.                                      7,161,900            23,135
African Life Assurance Co., Ltd.                                   2,430,213             7,915
Anglo American Platinum Corp., Ltd.                                   74,900             2,737
Anglo American plc (London Shares)                                         1   $           @--
Aveng Ltd.                                                         2,783,200             5,895
AVI Ltd.                                                             965,800             3,921
Barloworld Ltd.                                                      502,800             9,435
Edgars Consolidated Stores Ltd.                                      226,600            12,090
Gold Fields Ltd. ADR                                               (c)84,676             1,057
Harmony Gold Mining Co., Ltd.                                   (c)1,089,102             9,843
Harmony Gold Mining Co., Ltd. ADR                                    364,613             3,380
Impala Platinum Holdings Ltd.                                         73,038             6,176
Ispat Iscor Ltd.                                                     276,300             3,195
Kumba Resources Ltd.                                                 601,138             4,669
Lewis Group Ltd.                                                  (a)785,300             5,406
Massmart Holdings Ltd.                                             1,488,045            11,896
MTN Group Ltd.                                                     3,570,850            27,419
Sanlam Ltd.                                                        5,397,700            12,386
Shoprite Holdings Ltd.                                             2,732,909             6,223
Standard Bank Group Ltd.                                           1,141,404            13,257
Steinhoff International Holdings Ltd.                              5,455,621            12,134
Telkom S.A. Ltd.                                                     579,030            10,017
- ----------------------------------------------------------------------------------------------
                                                                                       192,186
==============================================================================================
SOUTH KOREA (12.8%)
Cheil Industries, Inc.                                            (a)338,520             5,216
Daishin Securities Co., Ltd.                                         205,720             2,802
Daishin Securities Co., Ltd. (Preferred)                             189,060             1,635
Doosan Heavy Industries and
  Construction Co., Ltd.                                          (a)363,880             4,148
Handsome Co., Ltd.                                                (a)360,530             2,915
Hankook Tire Co., Ltd.                                          (a)1,121,320            11,049
Hyundai Mobis                                                     (a)199,450            12,620
Hyundai Motor Co.                                                  (a)65,960             3,536
Hyundai Motor Co. (Preferred)                                      (a)41,910             1,257
Korea Electric Power Corp.                                        (a)100,980             2,619
Korean Airlines Co., Ltd.                                         (a)417,450             7,601
KT&G Corp.                                                        (a)233,440             6,979
LG Engineering & Construction Corp.                               (a)124,690             3,433
LG Investment & Securities Co., Ltd.                              (a)967,770             7,984
Orion Corp.                                                        (a)51,730             5,447
Pusan Bank                                                        (a)483,220             3,711
Samsung Electronics Co., Ltd.                                         77,893            33,898
Samsung Electronics Co., Ltd. (Preferred)                             26,600             7,670
Samsung Fire & Marine Insurance Co.,
  Ltd                                                                 33,660             2,650
Samsung SDI Co., Ltd.                                                272,060            29,697
Shinhan Financial Group Co., Ltd.                                 (a)367,330             8,303
STX Shipbuilding Co., Ltd.                                        (a)212,480             3,448
- ----------------------------------------------------------------------------------------------
                                                                                       168,618
==============================================================================================
TAIWAN (10.1%)
Acer, Inc.                                                         2,400,217             3,964
Asia Optical Co., Inc.                                             1,658,272             9,233
Catcher Technology Co., Ltd.                                         811,800             2,669
Cathay Financial Holding Co., Ltd.                                 2,637,000             5,392
Cheng Shin Rubber Industry Co., Ltd.                               2,024,936             2,580
Chinatrust Financial Holding Co., Ltd.                             5,508,422             6,567
CTCI Corp.                                                         5,110,538             3,247
Cyberlink Corp.                                                      705,066             1,763
Delta Electronics, Inc.                                            2,299,000             4,050

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

24

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

EMERGING MARKETS PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

TAIWAN (CONT'D)
Eva Airways Corp.                                               (a)5,421,730   $         2,661
Far EasTone Telecommunications Co.,
  Ltd.                                                             1,562,000             1,892
Faraday Technology Corp.                                             862,363             1,506
Fubon Financial Holding Co., Ltd.                                  3,723,000             3,806
Fubon Financial Holding Co., Ltd. GDR                                116,510             1,163
HON HAI Precision Industry Co., Ltd.                               2,677,441            12,381
Infortrend Technology, Inc.                                        1,631,565             3,541
Kaulin Manufacturing Co., Ltd.                                     1,241,250             1,218
Largan Precision Co., Ltd.                                           468,138             2,607
MediaTek, Inc.                                                       949,013             6,448
Mega Financial Holding Co., Ltd.                                  10,640,000             7,330
Phoenixtec Power Co., Ltd.                                         2,353,355             2,835
Polaris Securities Co., Ltd.                                       5,867,183             3,285
Richtek Technology Corp.                                             624,100             1,315
Shin Kong Financial Holding Co., Ltd.                              5,625,000             5,414
Springsoft, Inc.                                                   1,584,586             3,390
Sunplus Technology Co., Ltd.                                         930,200             1,305
Taishin Financial Holdings Co., Ltd.                               4,262,256             3,995
Taiwan Cellular Corp.                                              3,583,000             4,001
Taiwan Cement Corp.                                               10,837,412             7,125
Taiwan Semiconductor Manufacturing Co.,
  Ltd.                                                             3,297,000             5,237
Tsann Kuen Enterprise Co.                                          1,918,825             2,215
Waffer Technology Co., Ltd.                                        1,182,500             1,495
Ya Hsin Industrial Co., Ltd.                                       7,535,042             7,229
- ----------------------------------------------------------------------------------------------
                                                                                       132,859
==============================================================================================
THAILAND (5.0%)
Advanced Info Service PCL (Foreign)                             (d)3,039,200             8,365
Asian Property Development PCL                                 (d)14,164,700             1,334
Bangkok Bank PCL (Foreign)                                         3,936,000            11,542
Banpu PCL (Foreign)                                               (d)766,200             2,996
CP Seven Eleven PCL (Foreign)                                   (d)1,799,500             2,639
Italian-Thai Development PCL (Foreign)                      (c)(d)17,050,800             4,211
Kasikornbank PCL (Foreign)                                      (a)4,098,600             5,904
Kasikornbank PCL NVDR                                        (a)(c)1,825,900             2,466
Lalin Property PCL (Foreign)                                    (d)4,420,600               716
Land & Houses PCL (Foreign, Registered)                        (c)13,265,300             3,856
MBK PCL (Foreign)                                                 (d)765,700               945
PTT PCL (Foreign)                                            (c)(d)1,493,300             6,646
Siam City Bank PCL (Foreign, Registered)                        (d)4,090,200             2,657
Siam Commercial Bank PCL
  (Foreign, Registered)                                         (d)2,194,500             2,766
Siam Makro PCL (Foreign)                                          (d)389,600               491
Sino Thai Engineering &
Construction PCL (Foreign)                                      (d)3,794,400               825
Total Access Communication PCL                                  (a)1,313,600             4,650
True Corp. PCL (Foreign)                                 (a)(c)(d)14,302,300             2,980
- ----------------------------------------------------------------------------------------------
                                                                                        65,989
==============================================================================================
TURKEY (4.2%)
Akbank T.A.S.                                                  1,336,947,411             8,278
Akcansa Cimento A.S.                                           1,660,271,450             5,860
Arcelik A.S.                                                  (a)583,056,550             3,567
Enka Insaat ve Sanayi A.S.                                       162,485,114             4,488
Hurriyet Gazetecilik ve Matbaacilik A.S.                       2,777,255,070             6,549
Trakya Cam Sanayii A.S.                                        1,532,708,826   $         4,183
Turkcell Iletisim Hizmetleri A.S.                             (a)877,641,186             6,118
Turkiye Garanti Bankasi A.S.                                (a)2,317,360,373             7,321
Yapi Ve Kredi Bankasi A.S.                                  (a)3,095,997,200             9,735
- ----------------------------------------------------------------------------------------------
                                                                                        56,099
==============================================================================================
  TOTAL COMMON STOCKS (COST $961,599)                                                1,266,541
==============================================================================================

                                                                      NO. OF
                                                                      RIGHTS
- ----------------------------------------------------------------------------------------------

RIGHTS (0.0%)
BRAZIL (0.0%)
Banco Bradesco S.A. (COST $@--)                                    (a)13,613               124
- ----------------------------------------------------------------------------------------------

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
- ----------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES (0.7%)
INDIA (0.0%)
Saurashtra Cement & Chemicals
  Ltd. (expired maturity)                                 INR      (b)(d)700               @--
- ----------------------------------------------------------------------------------------------
RUSSIA (0.7%)
MCSI Holding Ltd. (Secured Notes)                         $        (d)10,337             8,994
- ----------------------------------------------------------------------------------------------
  TOTAL FIXED INCOME SECURITIES (COST $11,339)                                           8,994
==============================================================================================
SHORT-TERM INVESTMENTS (9.2%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (5.3%)
Bank of New York, 2.33%, 10/28/05                                   (h)2,609             2,610
Bear Stearns, 2.37%, 4/15/05                                        (h)1,434             1,434
Beta Finance, Inc., 2.28%, 2/18/05                                     1,076             1,076
Calyon NY, 2.04%, 3/4/05                                            (h)2,292             2,292
CIT Group Holdings,
  2.17%, 1/31/05                                                      (h)222               222
  2.30%, 2/14/05                                                    (h)1,210             1,210
Citigroup, Inc., 2.39%, 9/1/05                                        (h)764               764
Compass Securitization, 2.38%, 3/17/05                              (h)1,114             1,114
Corporate Receivables Corp.,
  2.46%, 3/14/05                                                         475               475
Discover Card Master Trust,
  2.39%, 5/16/05                                                 (h)(i)1,060             1,060
Eni Coordination Center, 2.38%, 8/29/05                               (h)796               796
Giro Funding U.S. Corp., 2.37%, 2/7/05                                   476               476
HBOS Treasury Services plc, N.Y.,
  2.46%, 3/14/05                                                         955               955
International Lease Finance Corp.,
  2.51%, 9/22/05                                                    (h)1,227             1,227
Jackson National Life Global Fund,
  2.32%, 1/18/05                                                      (h)796               796
K2 (USA) LLC, 2.33%, 10/24/05                                       (h)2,259             2,260
Landesbank Hessen Thur New York,
  2.24%, 2/2/05                                                       (h)803               803
Lehman Brothers, Inc., 2.33%, 1/3/05                                  19,512            19,512
Links Finance LLC,
  2.33%, 10/27/05                                                   (h)1,591             1,591
  2.40%, 9/26/05                                                      (h)796               796
Marshall & Ilsley Bank, 2.51%, 12/29/05                             (h)2,228             2,228
Nationwide Building Society,
  2.58%, 1/2/06                                                     (h)1,846             1,846
Pfizer, Inc., 2.30%, 1/31/06                                        (h)1,592             1,592
Proctor & Gamble, 2.42%, 1/31/06                                      (h)653               653

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              25

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

EMERGING MARKETS PORTFOLIO

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (CONT'D)
Royal Bank of Canada NY,
  2.38%, 6/27/05                                          $         (h)1,591   $         1,591
Sheffield Receivable Corp.,
  2.21%, 1/12/05                                                       2,234             2,234
Sigma Finance, Inc., 2.38%, 9/15/05                                 (h)1,592             1,592
SLM Corp., 2.41%, 1/31/06                                           (h)1,592             1,592
Societe Generale, N.Y., 2.04%, 3/3/05                               (h)1,671             1,671
Svenska Handelsbank N.Y.,
  2.32%, 5/10/05                                                    (h)1,591             1,591
UBS Finance (Delaware), Inc.,
  2.33%, 1/6/05                                                        2,386             2,386
UBS Securities LLC, 2.30%, 1/3/05                                      8,911             8,912
- ----------------------------------------------------------------------------------------------
                                                                                        69,357
==============================================================================================

                                                                      SHARES
- ----------------------------------------------------------------------------------------------

INVESTMENT COMPANY HELD AS COLLATERAL ON LOANED SECURITIES (0.0%)
JPMorgan Securities Lending Collateral
  Investment Fund                                                    401,088               401
- ----------------------------------------------------------------------------------------------

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
- ----------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT (3.9%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $51,379                                $        (f)51,370            51,370
- ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $121,128)                                         121,128
==============================================================================================
TOTAL INVESTMENTS (105.8%) (COST $1,094,066) --
  INCLUDING $67,299 OF SECURITIES LOANED                                             1,396,787
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.8%)                                          (76,234)
- ----------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                              $     1,320,553
==============================================================================================

(a)    Non-income producing security.
(b)    Issuer is in default.
(c)    All or portion of security on loan at December 31, 2004.
(d)    Security was valued at fair value -- At December 31, 2004, the Portfolio held $46,565,000 of fair valued securities, representing 3.5% of net assets.
(f)    Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm
       Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan
       Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National
       Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and
       Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
(h)    Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2004.
(i)    Security's securities on loan.
(k)    Investments of Securities of Affiliated issuer -- The Morgan Stanley
       Growth Fund, acquired at a cost of $3,415,000, is advised by an affiliate of the Adviser. During the year ended December 31, 2004, the Portfolio had no purchases or sales of this security. The Portfolio derived
       $572,000 of income from this security during the year ended December 31,
       2004.
@      Face Amount/Value is less than $500.
ADR    American Depositary Receipts
GDR    Global Depositary Receipts
INR    Indian Rupee
NVDR   Non Voting Depositary Receipts

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                NET
   CURRENCY                                       IN                         UNREALIZED
      TO                                       EXCHANGE                     APPRECIATION
   DELIVER           VALUE     SETTLEMENT         FOR            VALUE     (DEPRECIATION)
    (000)            (000)        DATE           (000)           (000)         (000)
- -----------------------------------------------------------------------------------------

US$         26    $       26     1/3/05     BRL          70   $       26   $          @--
US$        159           159     1/3/05     PLN         475          157               (2)
US$         39            39     1/5/05     ZAR         223           39              @--
ZAR    113,448        19,593    6/27/05     US$      16,710       16,710           (2,883)
ZAR     90,524        15,591    7/22/05     US$      13,812       13,812           (1,779)
                  ----------                                  ----------   --------------
                  $   35,408                                  $   30,744   $       (4,664)
                  ==========                                  ==========   ==============

BRL -- Brazil Real
PLN -- Polish Zloty
ZAR -- South African Rand

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

26

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

EUROPEAN REAL ESTATE PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                                            GPR
                                            GENERAL            LIPPER
                         EUROPEAN REAL      REAL ESTATE        REAL
FISCAL YEAR              ESTATE             SECURITIES         ESTATE
ENDED                    PORTFOLIO -        INDEX -            FUNDS
DECEMBER 31              CLASS A            EUROPE             INDEX

**                        500000             500000             500000
1997                      476400             500445             495386
1998                      499029             497993             411141
1999                      487252             514925             396468
2000                      559901             561525             497800
2001                      515949             532606             548683
2002                      642460             651591             568575
2003                      914927             945002             780166
2004                     1349450            1423450            1030800

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                                            GPR
                                            GENERAL            LIPPER
                         EUROPEAN REAL      REAL ESTATE        REAL
FISCAL YEAR              ESTATE             SECURITIES         ESTATE
ENDED                    PORTFOLIO -        INDEX -            FUNDS
DECEMBER 31              CLASS B            EUROPE             INDEX

***                       100000             100000             100000
1997                      95240             100089              99077
1998                      99621              99599              82228
1999                      97021             102985              79294
2000                     111138             112305              99560
2001                     102158             106521             109737
2002                     126788             130318             113715
2003                     180115             189000             156033
2004                     265030             284690             206160

*    Minimum Investment
**   Commenced operations on October 1, 1997

***  Commenced offering on October 1, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE GPR GENERAL REAL ESTATE SECURITIES INDEX - EUROPE(1)
AND THE LIPPER REAL ESTATE FUNDS INDEX(2)

                                                  TOTAL RETURNS(3)
                                           -------------------------------
                                                        AVERAGE ANNUAL
                                                     ---------------------
                                              ONE      FIVE          SINCE
                                             YEAR     YEARS    INCEPTION(6)
- --------------------------------------------------------------------------

Portfolio - Class A (4)                     47.49%    22.60%         14.68%
Portfolio - Class B (5)                     47.15     22.26          14.39
GPR General Real Estate Securities
  Index - Europe                            50.60     22.55          15.53
Lipper Real Estate Funds Index              32.12     21.04          10.49

(1)  The GPR General Real Estate Securities Index - Europe is a market capitalization weighted index of listed property/real estate securities in
     Europe measuring total return.
(2)  The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real
     Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this
     Index. As of the date of this report, the Portfolio is in the Lipper Real
     Estate Funds classification.
(3)  Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on October 1, 1997
(5)  Commenced offering on October 1, 1997
(6)  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO
SHARES.

The European Real Estate Portfolio seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

                                                                              27

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EUROPEAN REAL ESTATE PORTFOLIO

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 47.49%
for the Class A shares, net of fees, and 47.15% for the Class B shares, net of fees, compared to 50.60% for the GPR General Real Estate Securities Index -
Europe (the "Index").

FACTORS AFFECTING PERFORMANCE

   -  Following the strong performance in 2004, European real estate securities have now outperformed the broader equity markets for the fifth consecutive year.

   -  The best performing listed property markets for the year were Spain, the
      U.K. and Sweden returning 63.1%, 58.2% and 56.3% in euros, respectively.
      The weakest relative performing markets for the year were Austria, Belgium and Switzerland with euro returns of 18.8%, 21.7% and 30.4%, respectively.

   -  A country overweight in Spain and underweights in Austria and Belgium had a positive impact on relative performance, but this was offset by the negative effect from an overweight in Finland and an underweight in
      Sweden. Stock selection in France and Sweden added to returns, but stock selection in Italy and The Netherlands negatively affected performance.

MANAGEMENT STRATEGIES

   -  The European office market appeared to have bottomed in the majority of locations across Europe by the end of 2004. Vacancy rates have stabilized in most markets, and they have even started to decline in a select number of markets. Prime rents have also stopped falling, although rents for secondary assets remain under pressure. Prospects for a recovery have therefore improved markedly, although we expect that it will take time before rents start to show significant improvements given the current high vacancy level and modest economic growth forecasts. We also expect retail capital growth to be more in line with offices during 2005 after a sustained period of outperformance in recent years.

   -  In our opinion, the real estate investment market remains very liquid across Europe, as demand from both debt-backed and institutional buyers outstripped the limited number of available assets for sale. This high demand has resulted in falling property yields and rising capital values.
      Looking forward, we expect buying interest to remain high during 2005, given that interest rates are not forecast to rise materially and institutional interest in the asset class is also expected to continue. In our experience, this should result in increasing capital values, although we do not expect to see a similar drop in yields during 2005 as we have seen in 2004. Improving NAV's, combined with increasing premiums to NAV as a result of a strong capital flows into the public markets, could possibly result in price appreciation for property shares. This price appreciation, combined with a secure dividend yield, should lead to attractive returns, albeit lower than the strong returns seen over the last several years.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

28

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EUROPEAN REAL ESTATE PORTFOLIO

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE   JULY 1, 2004--
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                        JULY 1, 2004             2004             2004
- --------------------------------------------------------------------------------------

CLASS A
Actual                                $     1,000.00   $     1,305.70   $         5.80
Hypothetical (5% average
annual return before expenses)              1,000.00         1,020.11             5.08

CLASS B
Actual                                      1,000.00         1,303.20             7.24
Hypothetical (5% average
annual return before expenses)              1,000.00         1,018.85             6.34

* Expenses are equal to Class A and Class B annualized net expense ratios of
     1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Short-Term Investment              4.0%
Diversified                       56.6%
Office & Industrial               23.4%
Office Buildings                   5.0%
Apartments                         4.4%
Shopping Centers                   3.1%
Other*                             3.5%

*    Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

                                                                              29

2004 ANNUAL REPORT

December 31, 2004

Portfolio of Investments

EUROPEAN REAL ESTATE PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

COMMON STOCKS (95.9%)
BELGIUM (1.2%)
Cofinimmo REIT                                                         3,736   $           610
- ----------------------------------------------------------------------------------------------
FINLAND (3.7%)
Citycon Oyj                                                           48,258               160
Sponda Oyj                                                           180,361             1,756
- ----------------------------------------------------------------------------------------------
                                                                                         1,916
==============================================================================================
FRANCE (14.6%)
Bail Investissement Fonciere                                          12,827               540
Gecina S.A.                                                           39,376             3,894
Klepierre                                                              9,922               877
Silic                                                                  2,681               269
Unibail                                                               12,421             1,951
- ----------------------------------------------------------------------------------------------
                                                                                         7,531
==============================================================================================
GERMANY (1.9%)
IVG Immobilien AG                                                     59,904               971
- ----------------------------------------------------------------------------------------------
ITALY (5.8%)
Aedes S.p.A.                                                      (a)127,370               678
Beni Stabili S.p.A.                                                2,269,725             2,309
- ----------------------------------------------------------------------------------------------
                                                                                         2,987
==============================================================================================
NETHERLANDS (11.7%)
AM N.V.                                                               75,911               735
Corio N.V. REIT                                                       15,171               887
Eurocommercial Properties N.V. CVA REIT                               35,636             1,265
Rodamco Europe N.V. REIT                                              31,516             2,497
Vastned Offices/Industrial N.V. REIT                                   7,780               241
Wereldhave N.V. REIT                                                   3,732               405
- ----------------------------------------------------------------------------------------------
                                                                                         6,030
==============================================================================================
NORWAY (0.9%)
Steen & Strom ASA                                                     20,500               480
- ----------------------------------------------------------------------------------------------
SPAIN (7.4%)
Inmobiliaria Colonial S.A.                                            37,812             1,518
Inmobiliaria Urbis S.A.                                               71,047             1,029
Metrovacesa S.A.                                                      26,627             1,236
- ----------------------------------------------------------------------------------------------
                                                                                         3,783
==============================================================================================
SWEDEN (0.1%)
Castellum AB                                                           1,616                58
- ----------------------------------------------------------------------------------------------
SWITZERLAND (3.5%)
PSP Swiss Property AG                                                 41,312             1,790
- ----------------------------------------------------------------------------------------------
UNITED KINGDOM (45.1%)
British Land Co. plc                                                 238,431             4,098
Brixton plc                                                           95,800               645
Capital & Regional plc                                                69,612               928
CLS Holdings plc                                                   (a)65,995               516
Derwent Valley Holdings plc                                           11,646               251
Freeport plc                                                         141,913             1,078
Great Portland Estates plc                                            24,720               156
Hammerson plc                                                     (a)150,142             2,502
Land Securities Group plc                                            182,250             4,895
Liberty International plc                                            144,112             2,683
London Merchant Securities plc                                       118,011               510
Minerva plc                                                          219,473             1,179
Pillar Property plc                                                   28,338               444
Shaftesbury plc                                                       62,142               441
Slough Estates plc                                                   144,996   $         1,530
Unite Group plc                                                      227,794             1,320
- ----------------------------------------------------------------------------------------------
                                                                                        23,176
==============================================================================================
  TOTAL COMMON STOCKS (COST $33,568)                                                    49,332
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.0%)
REPURCHASE AGREEMENT (4.0%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $2,048
  (COST $2,048)                                           $         (f)2,048             2,048
- ----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $35,616)                                                51,380
==============================================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                                                67
==============================================================================================
NET ASSETS (100%)                                                              $        51,447
==============================================================================================

(a)   Non-income producing security.
(f)   Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The
      repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows:
      Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13;
      Federal Home Loan Bank, 1.10% to 6.875%, due 4/15/05 to
      10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due
      6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75%
      to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp.,
      8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
CVA   Certificaten Van Aandelen
REIT  Real Estate Investment Trust

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

30

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

GLOBAL FRANCHISE PORTFOLIO

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT SINCE INCEPTION

                                                                         LIPPER GLOBAL
FISCAL YEAR           GLOBAL FRANCHISE                                   MULTI-CAP
ENDED                 PORTFOLIO -              MSCI                      GROWTH FUNDS
DECEMBER 31           CLASS A                  WORLD INDEX               INDEX

**                    500000                   500000                    500000
2001                  524000                   503100                    510500
2002                  566968                   407511                    397016
2003                  725379                   542438                    540656
2004                  825350                   622150                    621000

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                                                                         LIPPER GLOBAL
FISCAL YEAR           GLOBAL FRANCHISE                                   MULTI-CAP
ENDED                 PORTFOLIO -              MSCI                      GROWTH FUNDS
DECEMBER 31           CLASS B                  WORLD INDEX               INDEX

***                   100000                   100000                    100000
2001                  104700                   100620                    102100
2002                  112898                    81502                    79403
2003                  144103                   108488                    108131
2004                  163660                   124430                    124200

*    Minimum Investment
**   Commenced operations on November 28, 2001
***  Commenced offering on November 28, 2001

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD
INDEX(1) AND THE LIPPER GLOBAL MULTI-CAP GROWTH FUNDS INDEX(2)

                                                            TOTAL RETURNS(3)
                                                       -------------------------
                                                                         AVERAGE
                                                                          ANNUAL
                                                            ONE            SINCE
                                                           YEAR     INCEPTION(6)
- --------------------------------------------------------------------------------

Portfolio - Class A (4)                                   13.77%           17.61%
Portfolio - Class B (5)                                   13.56            17.28
MSCI World Index                                          14.72             7.33
Lipper Global Multi-Cap Growth Funds Index                14.85             7.26

(1)  The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The
     MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France,
     Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New
     Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the
     United Kingdom and the United States.
(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently
     10 funds represented in this Index. As of the date of this report, the
     Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.
(3)  Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on November 28, 2001
(5)  Commenced offering on November 28, 2001
(6)  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO
SHARES.

The Global Franchise Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential. This Portfolio's concentration of its assets in a smaller number of companies may subject it to greater investment risk than a portfolio with a larger number of companies. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

                                                                              31

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

GLOBAL FRANCHISE PORTFOLIO

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return based on net asset value per share of 13.77%, net of fees, for the Class A shares and
13.56%, net of fees, for the Class B shares, compared to 14.72% for the Morgan
Stanley Capital International (MSCI) World Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   -  In the year marked by record high oil prices, it is no surprise that the market has been driven by positive sector performance in utilities (+29%), energy (+29%) and industrials (+20%). The three worst performing sectors for the year were information technology (+3%), health care (+6%) and consumer staples (+12%).

   -  For the year, we continued to adhere to the Portfolio's buy-and-hold investment strategy.

   -  During the fourth quarter, the Portfolio had two noteworthy transactions.
      The Portfolio added to its position in a major pharmaceutical company; and
      we completed the final sale of a conglomerate in the Portfolio.

   -  In the first case, we met with the management and updated our model. We concluded that the firm offers both resilient franchise and good value. We are confident in the company's long-term prospects, and we believe that the market is not giving it credit for both its new drug pipeline and financial strength.

   -  The Portfolio's sale of our stake in the conglomerate was consistent with our long-only investment philosophy and valuation discipline. The
      Portfolio first initiated a position in this stock in July 1999. At that time, it offered a free cash flow yield in excess of 8%. When the
      Portfolio sold the stock in December, the free cash flow yield was below
      5%.

MANAGEMENT STRATEGIES

   -  We continue our dialogue with a number of companies and are researching new ideas.

   -  We remain focused on the global brands philosophy of exceptional quality at compelling value. We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while striving to minimize business risk and valuation risk.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE   JULY 1, 2004--
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                        JULY 1, 2004             2004             2004
- --------------------------------------------------------------------------------------

CLASS A
Actual                                $     1,000.00   $     1,076.00   $         5.27
Hypothetical (5% average
annual return before expenses)              1,000.00         1,020.06             5.13

CLASS B
Actual                                      1,000.00         1,075.10             6.57
Hypothetical (5% average
annual return before expenses)              1,000.00         1,018.80             6.39

* Expenses are equal to Class A and Class B annualized net expense ratios of
     1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

32

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

GLOBAL FRANCHISE PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the industry, as a percentage of total investments.

[CHART]

Short-Term Investment                  3.6%
Tobacco                               23.0%
Food Products                         18.2%
Pharmaceuticals                       16.3%
Media                                 15.0%
Beverages                              9.7%
Household Products                     7.2%
Machinery                              7.0%

January 2005

                                                                              33

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS

GLOBAL FRANCHISE PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

COMMON STOCKS (97.6%)
CANADA (2.3%)
Torstar Corp., Class B                                                79,635   $         1,458
- ----------------------------------------------------------------------------------------------
FINLAND (5.5%)
Kone Oyj, Class B                                                     43,858             3,397
- ----------------------------------------------------------------------------------------------
FRANCE (6.6%)
Groupe Danone                                                         29,116             2,684
Sanofi-Aventis S.A.                                                   17,990             1,435
- ----------------------------------------------------------------------------------------------
                                                                                         4,119
==============================================================================================
NETHERLANDS (6.8%)
Reed Elsevier N.V.                                                   122,214             1,663
Royal Numico N.V.                                                  (a)57,623             2,073
Wolters Kluwer N.V. CVA                                               23,847               478
- ----------------------------------------------------------------------------------------------
                                                                                         4,214
==============================================================================================
SPAIN (4.7%)
Altadis S.A.                                                          42,576             1,946
Zardoya Otis S.A.                                                     39,420             1,009
- ----------------------------------------------------------------------------------------------
                                                                                         2,955
==============================================================================================
SWEDEN (4.7%)
Swedish Match AB                                                     250,674             2,903
- ----------------------------------------------------------------------------------------------
SWITZERLAND (8.1%)
Nestle S.A. (Registered)                                              10,750             2,805
Novartis AG (Registered)                                              43,865             2,205
- ----------------------------------------------------------------------------------------------
                                                                                         5,010
==============================================================================================
UNITED KINGDOM (41.2%)
Allied Domecq plc                                                    289,100             2,845
British American Tobacco plc                                         272,434             4,691
Cadbury Schweppes plc                                                418,980             3,898
Capital Radio plc                                                    135,627             1,145
Diageo plc                                                           181,756             2,591
GlaxoSmithKline plc                                                  112,337             2,634
Imperial Tobacco Group plc                                            80,887             2,214
Reckitt Benckiser plc                                                101,891             3,077
SMG plc                                                              673,377             1,379
WPP Group plc                                                        103,661             1,139
- ----------------------------------------------------------------------------------------------
                                                                                        25,613
==============================================================================================
UNITED STATES (17.7%)
Altria Group, Inc.                                                    44,470             2,717
Bristol-Myers Squibb Co.                                              66,856             1,713
Brown-Forman Corp., Class B                                           13,633               664
Kimberly-Clark Corp.                                                  22,011             1,448
Merck & Co., Inc.                                                     70,820             2,276
Neenah Paper, Inc.                                                    (a)693                23
New York Times Co. (The), Class A                                     53,443             2,180
- ----------------------------------------------------------------------------------------------
                                                                                        11,021
==============================================================================================
  TOTAL COMMON STOCKS (COST $42,893)                                                    60,690
==============================================================================================

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (3.6%)
REPURCHASE AGREEMENT (3.6%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $2,248
  (COST $2,248)                                           $         (f)2,248   $         2,248
- ----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%) (COST $45,141)                                               62,938
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.2%)                                             (774)
==============================================================================================
NET ASSETS (100%)                                                              $        62,164
==============================================================================================

(a)   Non-income producing security.
(f)   Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit
      Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank,
      1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage
      Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage
      Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist
      Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
CVA   Certificaten Van Aandelen

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                NET
   CURRENCY                                       IN                         UNREALIZED
      TO                                        EXCHANGE                    APPRECIATION
   DELIVER           VALUE     SETTLEMENT         FOR            VALUE     (DEPRECIATION)
    (000)            (000)        DATE           (000)           (000)         (000)
- -----------------------------------------------------------------------------------------

GBP      6,570    $   12,588    1/21/05     US$      11,719   $   11,719   $         (869)
US$         16            16    1/3/05      EUR          12           16              @--
US$          4             4    1/4/05      EUR           3            4              @--
                  ----------                                  ----------   --------------
                  $   12,608                                  $   11,739   $         (869)
                  ==========                                  ==========   ==============

EUR -- Euro
GBP -- British Pound
@   -- Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

34

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

GLOBAL VALUE EQUITY PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                        GLOBAL                              LIPPER
                        VALUE                               GLOBAL
FISCAL                  EQUITY             MSCI             LARGE-CAP
YEAR                    PORTFOLIO -        WORLD            VALUE FUNDS
ENDED 31                CLASS A            INDEX            INDEX

1994                     500000             500000           500000
1995                     593320             603600           666214
1996                     728799             684965           806553
1997                     901918             792916          1036211
1998                    1033634             985912          1225222
1999                    1075124            1231798          1357292
2000                    1201386            1069423          1383822
2001                    1100986             889546          1265153
2002                     909976             712616          1016213
2003                    1175780             948563          1300726
2004                    1341950            1088200          1320500

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                        GLOBAL                              LIPPER
                        VALUE                               GLOBAL
FISCAL YEAR             EQUITY             MSCI             LARGE-CAP
ENDED                   PORTFOLIO -        WORLD            VALUE FUNDS
DECEMBER 31             CLASS B            INDEX            INDEX

**                      100000             100000           100000
1996                    122040             113480           120291
1997                    150561             131364           154543
1998                    171865             163339           182733
1999                    178310             204075           202430
2000                    198851             177174           206387
2001                    181790             147374           188688
2002                    149740             118061           151561
2003                    193090             157151           193994
2004                    219690             179490           217263

*    Minimum Investment
**   Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD
INDEX(1) AND THE LIPPER GLOBAL LARGE-CAP VALUE FUNDS INDEX(2)

                                                        TOTAL RETURNS(3)
                                           -----------------------------------------
                                                              AVERAGE ANNUAL
                                                     -------------------------------
                                              ONE      FIVE       TEN          SINCE
                                             YEAR     YEARS     YEARS    INCEPTION(6)
- ------------------------------------------------------------------------------------

Portfolio - Class A (4)                     14.13%     4.54%    10.38%         11.85%
MSCI World Index                            14.72     (2.45)     8.09           8.51
Lipper Global Large-Cap Value Funds Index   14.31      2.55     10.28             --
Portfolio - Class B (5)                     13.78      4.26        --           9.14
MSCI World Index                            14.72     (2.45)       --           6.72
Lipper Global Large-Cap Value Funds Index   14.31      2.55        --             --

(1)  The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The
     MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France,
     Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New
     Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the
     United Kingdom and the United States.
(2)  The Lipper Global Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Global Large-Cap Value Funds classification.
(3)  Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on July 15, 1992
(5)  Commenced offering on January 2, 1996
(6)  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO
SHARES.

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return based on net asset value per share of 14.13% for the Class A shares, net of fees, and
13.78% for the Class B

                                                                              35

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

GLOBAL VALUE EQUITY PORTFOLIO

shares, net of fees, compared to 14.72% for the Morgan Stanley Capital
International (MSCI) World Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   -  Equity markets around the world ended the year on a positive note and although the gains were not spectacular, there were very few negatives to be seen. Much of the good news came from strong market performance following the United States elections and although some concerns linger, there is an expectation of continued growth in the major global economies in 2005. On an absolute basis returns for the Portfolio were positive across all sectors.

   -  On a relative basis, stock selection in information technology was the strongest contributor over the twelve month period for the Portfolio.
      However, information technology was the weakest performing sector for the benchmark and, therefore, the Portfolio's underweight in the sector was also positive. Stocks within the consumer staples sector also performed well as food, beverage and tobacco holdings all had strong returns.

   -  Stock selection in the financials sector was the main detractor from relative performance. The underperformance in this sector can be largely attributed to holdings in the insurance sector, particularly one U.S.
      holding which fell dramatically as the market reacted to a reserve increase to cover adverse developments in some insurance business they had previously written. We reviewed the capital position and relative merits of this stock and decided to sell it from the Portfolio.

   -  Although there were a number of stock changes in the Portfolio over the year, the key sector over and underweights remained the same.

MANAGEMENT STRATEGIES

   -  The Portfolio's management team continued to find value in consumer staples, telecommunication services and pharmaceuticals sectors and remain overweight in those. As mentioned, the Portfolio is underweight in the information technology sector and also financials. The Portfolio also continues to be significantly underweight relative to the benchmark to the
      U.S., as we find that the price we have to pay for stocks there, in most cases, is expensive relative to the price demanded for similar quality peers in Europe or Asia.

   -  Our outlook is cautious. The U.S. is burdened with lingering economic issues such as the balance of trade and budget deficit. In tandem, while global economic growth is expected to continue in 2005 it is generally anticipated that it will be slower than it was in the past twelve months.
      As bottom up investors stock selection is key and we continue to focus our research efforts on identifying investment opportunities which meet our strict quality and valuation criteria.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT    DURING PERIOD*
                                           BEGINNING            VALUE   JULY 1, 2004--
                                       ACCOUNT VALUE     DECEMBER 31,      DECEMBER 31,
                                        JULY 1, 2004             2004             2004
- --------------------------------------------------------------------------------------

CLASS A
Actual                                $     1,000.00   $     1,090.40   $         5.25
Hypothetical (5% average
annual return before expenses)              1,000.00         1,020.11             5.08

CLASS B
Actual                                      1,000.00         1,088.60             6.56
Hypothetical (5% average
annual return before expenses)              1,000.00         1,018.85             6.34

* Expenses are equal to Class A and Class B annualized net expense ratios of
     1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

36

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

GLOBAL VALUE EQUITY PORTFOLIO (CONT'D)

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holding by industry, as a percentage of total investments.

[CHART]

Pharmaceuticals                         13.6%
Oil & Gas                                6.8%
Commercial Banks                         6.5%
Diversified Telecommunication Services   6.0%
Food Products                            5.6%
Aerospace & Defense                      5.1%
Media                                    4.8%
Insurance                                4.7%
Tobacco                                  4.5%
Capital Markets                          3.8%
Other*                                  34.8%
Short-Term Investment                    3.8%

*    Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

                                                                              37

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS

GLOBAL VALUE EQUITY PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

COMMON STOCKS (96.4%)
AUSTRALIA (1.5%)
Foster's Group Ltd.                                                  139,298   $           631
National Australia Bank Ltd.                                          40,028               903
- ----------------------------------------------------------------------------------------------
                                                                                         1,534
==============================================================================================
BERMUDA (2.0%)
Tyco International Ltd.                                               28,250             1,009
XL Capital Ltd., Class A                                              12,516               972
- ----------------------------------------------------------------------------------------------
                                                                                         1,981
==============================================================================================
FRANCE (6.0%)
BNP Paribas S.A.                                                      18,166             1,314
Groupe Danone                                                          6,230               574
Lafarge S.A.                                                          12,680             1,221
Sanofi-Aventis S.A.                                                   17,230             1,374
Total S.A.                                                             6,637             1,447
- ----------------------------------------------------------------------------------------------
                                                                                         5,930
==============================================================================================
GERMANY (1.6%)
BASF AG                                                               14,931             1,073
Bayerische Motoren Werke AG                                           10,580               477
- ----------------------------------------------------------------------------------------------
                                                                                         1,550
==============================================================================================
HONG KONG (0.5%)
HongKong Electric Holdings Ltd.                                      113,180               517
- ----------------------------------------------------------------------------------------------
IRELAND (1.8%)
Bank of Ireland (London Shares)                                       73,474             1,213
Kerry Group plc, Class A                                               3,136               580
- ----------------------------------------------------------------------------------------------
                                                                                         1,793
==============================================================================================
ITALY (3.3%)
ENI S.p.A                                                             70,443             1,760
Telecom Italia S.p.A. RNC                                            453,080             1,469
- ----------------------------------------------------------------------------------------------
                                                                                         3,229
==============================================================================================
JAPAN (10.8%)
Canon, Inc.                                                           20,200             1,091
Fuji Photo Film Co., Ltd.                                             39,400             1,439
Kao Corp.                                                             46,000             1,177
Mitsui Sumitomo Insurance Co., Ltd.                                   53,000               460
Nippon Telegraph & Telephone Corp.                                       143               642
Rohm Co., Ltd.                                                         5,400               559
Sankyo Co., Ltd.                                                      23,100               522
Sekisui House Ltd.                                                    72,000               839
Sumitomo Electric Industries Ltd.                                     86,000               936
Takeda Pharmaceutical Co., Ltd.                                       30,400             1,531
Toyota Motor Corp.                                                    10,900               444
Yamanouchi Pharmaceutical Co., Ltd.                                   28,100             1,095
- ----------------------------------------------------------------------------------------------
                                                                                        10,735
==============================================================================================
NETHERLANDS (3.4%)
Koninklijke Philips Electronics N.V.                                  15,693               415
Royal Dutch Petroleum Co. (NY Shares)                                 36,038             2,068
Unilever N.V. CVA                                                     14,068               941
- ----------------------------------------------------------------------------------------------
                                                                                         3,424
==============================================================================================
SOUTH KOREA (0.9%)
SK Telecom Co., Ltd. ADR                                              39,378               876
- ----------------------------------------------------------------------------------------------
SPAIN (1.2%)
Telefonica S.A.                                                       61,442             1,155
- ----------------------------------------------------------------------------------------------
SWITZERLAND (6.3%)
Holcim Ltd. (Registered)                                               9,919   $           596
Nestle S.A. (Registered)                                               7,139             1,863
Novartis AG (Registered)                                              21,329             1,072
Roche Holding AG (Genusschein)                                         4,696               539
Syngenta AG                                                        (a)10,284             1,090
UBS AG (Registered)                                                   12,783             1,069
- ----------------------------------------------------------------------------------------------
                                                                                         6,229
==============================================================================================
UNITED KINGDOM (20.4%)
Allied Domecq plc                                                    100,682               991
Amvescap plc                                                          76,931               473
BAA plc                                                               61,244               686
Barclays plc                                                         104,981             1,180
Cadbury Schweppes plc                                                176,553             1,643
Diageo plc                                                            80,369             1,146
GlaxoSmithKline plc                                                  110,159             2,582
Imperial Tobacco Group plc                                            63,914             1,750
Prudential plc                                                        67,347               585
Reed Elsevier plc                                                    238,036             2,194
Rentokil Initial plc                                                 143,142               406
Rolls-Royce Group plc                                             (a)249,041             1,180
Rolls-Royce Group plc, Class B                                     7,665,072                15
Royal Bank of Scotland Group plc                                      53,910             1,812
Scottish & Southern Energy plc                                        65,224             1,092
Vodafone Group plc                                                   696,202             1,887
WPP Group plc                                                         51,625               567
- ----------------------------------------------------------------------------------------------
                                                                                        20,189
==============================================================================================
UNITED STATES (36.7%)
Alcoa, Inc.                                                           27,565               866
Altria Group, Inc.                                                    32,076             1,960
American Electric Power Co., Inc.                                     27,682               951
BJ's Wholesale Club, Inc.                                          (a)30,595               891
Boeing Co. (The)                                                      27,563             1,427
Bristol-Myers Squibb Co.                                              50,584             1,296
ChevronTexaco Corp.                                                   14,212               746
Citigroup, Inc.                                                       45,706             2,202
Coca Cola Co. (The)                                                   10,497               437
DuPont (E.I.) De Nemours & Co.                                         5,494               269
Emerson Electric Co.                                                   4,993               350
Exxon Mobil Corp.                                                     13,469               690
First Data Corp.                                                      25,493             1,084
Gap, Inc. (The)                                                       23,344               493
General Dynamics Corp.                                                 9,394               983
Georgia-Pacific Corp.                                                 19,096               716
Hewlett-Packard Co.                                                   46,786               981
International Business Machines Corp.                                 21,688             2,138
Kroger Co. (The)                                                   (a)41,852               734
Loews Corp. - Carolina Group                                          25,642               742
MBIA, Inc.                                                             9,674               612
McDonald's Corp.                                                      36,286             1,163
Mellon Financial Corp.                                                36,982             1,150
Merck & Co., Inc.                                                     12,690               408
Merrill Lynch & Co., Inc.                                             17,780             1,063
New York Times Co. (The), Class A                                     24,769             1,011
Northrop Grumman Corp.                                                15,224               828

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

38

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

GLOBAL VALUE EQUITY PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

UNITED STATES (CONT'D)
Pfizer, Inc.                                                          38,814   $         1,044
Prudential Financial, Inc.                                            17,811               979
SBC Communications, Inc.                                              46,473             1,198
St. Paul Travelers Cos., Inc. (The)                                   29,758             1,103
United Technologies Corp.                                              5,640               583
Verizon Communications, Inc.                                          35,714             1,447
Viacom, Inc., Class B                                                 27,824             1,012
Wyeth                                                                 48,738             2,076
Xerox Corp.                                                        (a)42,135               717
- ----------------------------------------------------------------------------------------------
                                                                                        36,350
==============================================================================================
  TOTAL COMMON STOCKS (COST $78,806)                                                    95,492
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (3.8%)
REPURCHASE AGREEMENT (3.8%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $3,767
  (COST $3,766)                                           $         (f)3,766             3,766
- ----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $82,572)                                               99,258
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)                                             (155)
==============================================================================================
NET ASSETS (100%)                                                              $        99,103
==============================================================================================

(a)   Non-income producing security.
(f)   Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit
      Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank,
      1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage
      Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage
      Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist
      Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
ADR   American Depositary Receipts
CVA   Certificaten Van Aandelen
RNC   Non-Convertible Savings Shares

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              39

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

INTERNATIONAL EQUITY PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                                                          LIPPER
                         INTERNATIONAL                    INTERNATIONAL
FISCAL YEAR              EQUITY             MSCI          LARGE-CAP
ENDED                    PORTFOLIO -        EAFE          CORE FUNDS
DECEMBER 31              CLASS A            INDEX         INDEX

1994                      500000            500000         500000
1995                      558750            556050         558303
1996                      668489            589691         638165
1997                      761475            600188         702015
1998                      900825            720201         805948
1999                     1053155            914367        1119884
2000                     1150993            784765         994772
2001                     1038840            616480         792539
2002                      997079            518213         677207
2003                     1324320            718191         898643
2004                     1588750            863650        1053000

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                                                          LIPPER
                         INTERNATIONAL                    INTERNATIONAL
FISCAL YEAR              EQUITY             MSCI          LARGE-CAP
ENDED                    PORTFOLIO -        EAFE          CORE FUNDS
DECEMBER 31              CLASS B            INDEX         INDEX

**                       100000             100000         100000
1996                     118580             106050         113554
1997                     134671             107938         124916
1998                     159087             129521         143409
1999                     185623             164440         199271
2000                     202218             141132         177009
2001                     182340             110868         141023
2002                     174590              93195         120501
2003                     231262             129159         159904
2004                     276780             155220         187370

*    Minimum Investment
**   Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE
INDEX(1) AND THE LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX(2)

                                                  TOTAL RETURNS(3)
                                    --------------------------------------------
                                                        AVERAGE ANNUAL
                                              ----------------------------------
                                       ONE      FIVE        TEN            SINCE
                                      YEAR     YEARS      YEARS     INCEPTION(6)
- --------------------------------------------------------------------------------

Portfolio - Class A (4)              19.96%     8.57%     12.26%           11.69%
MSCI EAFE Index                      20.25     (1.13)      5.62             4.52
Lipper International Large-Cap
  Core Funds Index                   17.18     (1.22)      7.73               --
Portfolio - Class B (5)              19.67      8.32         --            11.98
MSCI EAFE Index                      20.25     (1.13)        --             5.01
Lipper International Large-Cap
  Core Funds Index                   17.18     (1.22)        --             7.23

(1)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI
     EAFE Index consists of the following 21 developed market country indices:
     Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece,
     Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway,
     Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently
     10 funds represented in this Index. As of the date of this report, the
     Portfolio is in the Lipper International Large-Cap Core Funds
     classification.
(3)  Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on August 4, 1989
(5)  Commenced offering on January 2, 1996
(6)  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO
SHARES.

The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

40

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

INTERNATIONAL EQUITY PORTFOLIO

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return based on net asset value per share of 19.96% for the Class A shares, net of fees, and
19.67% for the Class B shares, net of fees, compared to 20.25% for the Morgan
Stanley Capital International (MSCI) EAFE Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   -  Currency was once again a major factor driving returns with the U.S.
      dollar declining 16.8% against the Euro, 10% against the British pound and
      9.7% against the Japanese yen. The fall against the commodity linked currencies of Australia, South Africa and New Zealand was even more pronounced at over 20%.

   -  Portfolio returns for the year broadly matched those of the Index with strong outperformance from stock selection in telecoms, consumer staples
      (despite the disappointing performance of the food manufacturers), health care and materials, offset by poor stock selection in the utilities and consumer discretionary sectors (mainly autos and media) and the large underweight position in financials.

   -  On a country basis, stock selection in the United Kingdom (consumer staples, particularly tobacco), France (telecom and health care) and Italy
      (telecoms) were positive contributors, while poor stock selection in Japan
      (information technology, consumer discretionary, telecoms) and underweight exposure to the strongly performing Australian currency and local market were the two largest negative factors.

MANAGEMENT STRATEGIES

   -  2004 was a year where investors were generally handsomely rewarded for taking risk across virtually every asset class whether one looks at the narrowing of spreads in corporate and emerging market debt, to speculative commodity positions or to the seemingly universal fall in property yields.
      However, as we enter 2005, risk aversion may become the watch word if the economic imbalances and geopolitical uncertainties evident throughout 2004 start to have a more pronounced effect on economic growth in 2005. This is the case with the knock-on effects from the U.S. authorities' tacit change in U.S. dollar policy. So far equity markets have responded in a remarkably benign and almost complacent fashion to this significant change in U.S. policy, no more so than the Euro bloc markets whose already fragile economies we believe will undoubtedly suffer from a loss of competitiveness. In our opinion, politicians and equity investors' resolve will surely be severely tested if the dollar repeats its performance again this year.

   -  An emerging theme in equity markets has been the hunt for high and sustainable dividend yielding companies (hence the outperformance of utilities). We believe with free cash flows at or very near a cyclical high, and corporate balance sheets in good standing after three years of balance sheet repair (a decade or more for Japanese companies) the prospects for significant dividend growth look sound, making dividend yield an increasingly meaningful contributor to total return. We expect the search for yield will continue to be a major theme in 2005 and will spread to companies with the prospect of converting high free cash flow yields into tangible dividend yields.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing

                                                                              41

2004 ANNUAL REPORT

DECEMBER 31, 2004

INVESTMENT OVERVIEW (CONT'D)

INTERNATIONAL EQUITY PORTFOLIO

in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE   JULY 1, 2004--
                                       ACCOUNT VALUE     DECEMBER 31,      DECEMBER 31,
                                        JULY 1, 2004             2004             2004
- --------------------------------------------------------------------------------------

CLASS A
Actual                                $     1,000.00   $     1,134.10   $         5.20
Hypothetical (5% average
annual return before expenses)              1,000.00         1,020.26             4.93

CLASS B
Actual                                      1,000.00         1,132.80             6.54
Hypothetical (5% average
annual return before expenses)              1,000.00         1,019.00             6.19

* Expenses are equal to Class A and Class B annualized net expense ratios of
     0.97% and 1.22%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Diversified Telecommunication Services   13.0%
Commercial Banks                          7.5%
Food Products                             7.4%
Oil & Gas                                 6.5%
Pharmaceuticals                           5.8%
Tobacco                                   4.1%
Commercial Services & Supplies            3.5%
Chemicals                                 3.1%
Other*                                   37.5%
Short-Term Investments                   11.6%

 * Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

42

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

INTERNATIONAL EQUITY PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

COMMON STOCKS (97.0%)
AUSTRALIA (1.4%)
National Australia Bank Ltd.                                    (c)1,865,064   $        42,055
Telstra Corp., Ltd.                                               19,202,388            73,768
- ----------------------------------------------------------------------------------------------
                                                                                       115,823
==============================================================================================
AUSTRIA (1.2%)
Telekom Austria AG                                                 5,451,798           103,165
- ----------------------------------------------------------------------------------------------
BELGIUM (0.7%)
Fortis                                                       (a)(c)1,964,038            54,270
- ----------------------------------------------------------------------------------------------
CANADA (0.7%)
Royal Bank of Canada                                            (c)1,020,595            54,581
- ----------------------------------------------------------------------------------------------
FINLAND (0.5%)
Nokia Oyj                                                          2,355,989            37,136
- ----------------------------------------------------------------------------------------------
FRANCE (9.1%)
BNP Paribas S.A.                                                  (c)721,827            52,189
France Telecom S.A.                                            (c)10,558,414           348,896
Renault S.A.                                                      (c)672,956            56,187
Sanofi-Aventis S.A.                                             (c)1,012,481            80,758
Societe Generale                                                     516,311            52,143
Total S.A.                                                        (c)729,559           159,036
- ----------------------------------------------------------------------------------------------
                                                                                       749,209
==============================================================================================
GERMANY (6.2%)
Bayer AG                                                           1,342,283            45,411
Bayerische Motoren Werke AG                                        1,395,115            62,830
Deutsche Telekom AG (Registered)                             (a)(c)5,716,970           129,122
Linde AG                                                             704,784            44,035
Muenchener Rueckversicherungs AG
  (Registered)                                                    (c)435,985            53,493
Porsche AG (Non-Voting Shares)                                    (c)123,937            78,933
Siemens AG (Registered)                                         (c)1,212,439           102,595
- ----------------------------------------------------------------------------------------------
                                                                                       516,419
==============================================================================================
ITALY (4.4%)
ENI S.p.A.                                                         3,398,820            84,925
Telecom Italia S.p.A. RNC                                      (c)53,025,809           171,912
UniCredito Italiano S.p.A.                                        19,186,952           110,095
- ----------------------------------------------------------------------------------------------
                                                                                       366,932
==============================================================================================
JAPAN (18.2%)
Asatsu-DK, Inc.                                                   (c)686,600            19,339
Canon, Inc.                                                     (c)2,519,600           136,028
Central Japan Railway Co.                                           (c)1,330            10,868
Dai Nippon Printing Co., Ltd.                                   (c)9,958,000           159,826
Daiwa Securities Group, Inc.                                       1,363,000             9,847
Fuji Photo Film Co., Ltd.                                       (c)4,716,600           172,216
Fuji Television Network, Inc.                                          7,930            17,187
Japan Tobacco, Inc.                                                    2,262            25,838
Kansai Electric Power Co., Inc. (The)                              5,871,700           119,234
Kao Corp.                                                          4,996,000           127,790
Kyocera Corp.                                                      1,111,800            85,640
Lawson, Inc.                                                       1,031,300            38,058
Millea Holdings, Inc.                                                  2,776            41,194
Mitsubishi Estate Co., Ltd.                                     (c)5,154,400            60,385
Mitsui Sumitomo Insurance Co., Ltd.                                4,952,000            43,027
Nippon Telegraph & Telephone Corp.                                     8,511            38,222
NTT DoCoMo, Inc.                                                      23,074            42,575
Oriental Land Co., Ltd.                                           (c)941,000   $        65,410
Osaka Gas Co., Ltd.                                               13,953,000            43,590
Rohm Co., Ltd.                                                       783,500            81,081
Tokyo Gas Co., Ltd.                                            (c)20,077,200            82,324
Yamanouchi Pharmaceutical Co., Ltd.                                2,099,200            81,771
- ----------------------------------------------------------------------------------------------
                                                                                     1,501,450
==============================================================================================
NETHERLANDS (8.7%)
ABN AMRO Holding N.V.                                              2,087,638            55,193
Akzo Nobel N.V.                                                 (c)1,911,883            81,383
CSM N.V. CVA                                                       1,070,076            33,270
ING Groep N.V. CVA                                                 3,041,036            91,826
Royal Dutch Petroleum Co.                                       (c)2,691,603           154,627
Royal KPN N.V.                                                     3,576,517            33,912
Unilever N.V. CVA                                                  4,005,250           268,016
- ----------------------------------------------------------------------------------------------
                                                                                       718,227
==============================================================================================
NEW ZEALAND (0.7%)
Telecom Corp. of New Zealand Ltd.                              (c)13,924,564            61,491
- ----------------------------------------------------------------------------------------------
SOUTH KOREA (1.4%)
Samsung Electronics Co., Ltd. GDR
  (Registered)                                                       544,776           119,306
- ----------------------------------------------------------------------------------------------
SPAIN (2.1%)
Telefonica S.A.                                                    9,265,273           174,197
- ----------------------------------------------------------------------------------------------
SWEDEN (1.4%)
Nordea Bank AB                                                     6,884,824            69,369
SKF AB, Class B                                                    1,093,571            48,679
- ----------------------------------------------------------------------------------------------
                                                                                       118,048
==============================================================================================
SWITZERLAND (9.7%)
Credit Suisse Group                                             (a)1,592,047            66,751
Holcim Ltd. (Registered)                                           1,777,283           106,788
Nestle S.A. (Registered)                                           1,045,825           272,912
Novartis AG (Registered)                                           3,243,593           163,026
Roche Holding AG (Genusschein)                                       421,719            48,422
UBS AG (Registered)                                                1,730,417           144,726
- ----------------------------------------------------------------------------------------------
                                                                                       802,625
==============================================================================================
TAIWAN (0.7%)
Chunghwa Telecom Co., Ltd. ADR                                     2,613,621            55,017
- ----------------------------------------------------------------------------------------------
UNITED KINGDOM (29.9%)
Allied Domecq plc                                                 16,649,456           163,854
BAA plc                                                            2,505,509            28,070
Barclays plc                                                      15,121,024           169,988
BHP Billiton plc                                                   8,559,722           100,250
BOC Group plc                                                      5,850,778           111,512
BP plc                                                            20,298,805           197,821
British American Tobacco plc                                       8,283,759           142,627
Bunzl plc                                                          5,262,341            43,864
Cadbury Schweppes plc                                             10,375,095            96,532
DX Services plc                                                 (a)1,661,730            11,667
GlaxoSmithKline plc                                                6,654,169           155,992
GUS plc                                                            3,157,308            56,845
Hays plc                                                          33,234,604            79,218
Imperial Tobacco Group plc                                         7,554,303           206,803
ITV plc                                                           18,385,150            37,122
National Grid Transco plc                                         12,411,286           118,097
Prudential plc                                                    11,776,049           102,338

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              43

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

INTERNATIONAL EQUITY PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

UNITED KINGDOM (CONT'D)
Reckitt Benckiser plc                                              3,240,633   $        97,853
Reed Elsevier plc                                                 16,101,273           148,420
Rentokil Initial plc                                              13,199,734            37,414
Rolls-Royce Group plc                                          (a)11,823,515            56,025
Rolls-Royce Group plc, Class B                                   390,324,138               764
Royal Bank of Scotland Group plc                                   2,472,054            83,087
Vodafone Group plc                                                65,948,260           178,702
Wolseley plc                                                       2,802,162            52,332
- ----------------------------------------------------------------------------------------------
                                                                                     2,477,197
==============================================================================================
  TOTAL COMMON STOCKS (COST $6,303,049)                                              8,025,093
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (13.5%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (12.7%)
Bank of New York, 2.33%, 10/28/05                         $        (h)39,612            39,612
Bear Stearns, 2.37%, 4/15/05                                       (h)21,766            21,766
Beta Finance, Inc., 2.28%, 2/18/05                                    16,333            16,333
Calyon NY, 2.04%, 3/4/05                                           (h)34,790            34,790
CIT Group Holdings,
  2.17%, 1/31/05                                                    (h)3,371             3,371
  2.30%, 2/14/05                                                   (h)18,374            18,374
Citigroup, Inc., 2.39%, 9/1/05                                     (h)11,602            11,602
Compass Securitization, 2.38%, 3/17/05                             (h)16,912            16,912
Corporate Receivables Corp.,
  2.46%, 3/14/05                                                       7,211             7,211
Discover Card Master Trust, 2.39%, 5/16/05                      (h)(i)16,096            16,096
Eni Coordination Center, 2.38%, 8/29/05                               12,081            12,081
Giro Funding U.S. Corp., 2.37%, 2/7/05                                 7,222             7,222
HBOS Treasury Services plc, N.Y.,
  2.46%, 3/14/05                                                      14,502            14,502
International Lease Finance Corp.,
  2.51%, 9/22/05                                                   (h)18,625            18,625
Jackson National Life Global Fund,
  2.32%, 1/18/05                                                   (h)12,087            12,087
K2 (USA) LLC, 2.33%, 10/24/05                                      (h)34,298            34,298
Landesbank Hessen Thur New York,
  2.24%, 2/2/05                                                    (h)12,193            12,193
Lehman Brothers, Inc., 2.33%, 1/3/05                                 296,201           296,201
Links Finance LLC,
  2.33%, 10/27/05                                                  (h)24,154            24,154
  2.40%, 9/26/05                                                   (h)12,081            12,081
Marshall & Ilsley Bank, 2.51%, 12/29/05                            (h)33,828            33,828
Nationwide Building Society, 2.58%, 1/2/06                         (h)28,027            28,027
Pfizer, Inc., 2.30%, 1/31/06                                       (h)24,161            24,161
Proctor & Gamble, 2.42%, 1/31/06                                    (h)9,906             9,906
Royal Bank of Canada NY, 2.38%, 6/27/05                            (h)24,158            24,157
Sheffield Receivable Corp., 2.21%, 1/12/05                            33,910            33,910
Sigma Finance, Inc., 2.38%, 9/15/05                                (h)24,163            24,163
SLM Corp., 2.41%, 1/31/06                                          (h)24,161            24,161
Societe Generale, N.Y., 2.04%, 3/3/05                              (h)25,368            25,368
Svenska Handelsbank N.Y., 2.32%, 5/10/05                           (h)24,157            24,157
UBS Finance (Delaware), Inc., 2.33%, 1/6/05                           36,225            36,225
UBS Securities LLC, 2.30%, 1/3/05                                    135,277           135,277
- ----------------------------------------------------------------------------------------------
                                                                                     1,052,851
==============================================================================================

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

INVESTMENT COMPANY HELD AS COLLATERAL ON LOANED SECURITIES (0.1%)
JPMorgan Securities Lending Collateral
  Investment Fund                                                  6,088,591   $         6,089

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
- ----------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT (0.7%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $55,923                                $        (f)55,914            55,914
- ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $1,114,854)                                     1,114,854
==============================================================================================
TOTAL INVESTMENTS (110.5%) (COST $7,417,903)--
  INCLUDING $1,006,675 OF SECURITIES LOANED                                          9,139,947
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-10.5%)                                        (866,063)
==============================================================================================
NET ASSETS (100%)                                                              $     8,273,884
==============================================================================================

(a)    Non-income producing security.
(c)    All or portion of security on loan at December 31, 2004.
(f)    Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm
       Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan
       Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National
       Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and
       Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
(h)    Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2004.
(i)    Security's issuer is an affiliate of the adviser. Held as collateral for securities on loan.
ADR    American Depositary Receipts
CVA    Certificaten Van Aandelen
GDR    Global Depositary Receipts
RNC    Non-Convertible Savings Shares

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                NET
   CURRENCY                                       IN                         UNREALIZED
      TO                                       EXCHANGE                     APPRECIATION
   DELIVER           VALUE     SETTLEMENT         FOR            VALUE     (DEPRECIATION)
    (000)            (000)        DATE           (000)           (000)         (000)
- -----------------------------------------------------------------------------------------

EUR        481    $      653     1/5/05     JPY      68,018   $      664   $           11
EUR        413           560     1/6/05     JPY      57,788          564                4
GBP        330           634     1/5/05     EUR         467          634              @--
GBP    121,000       231,789    1/24/05     EUR     172,698      234,297            2,508
GBP    141,200       270,484    1/24/05     JPY  27,320,153      267,109           (3,375)
                  ----------                                  ----------   --------------
                  $  504,120                                  $  503,268   $         (852)
                  ==========                                  ==========   ==============

EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
@   -- Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

44

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

INTERNATIONAL MAGNUM PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                                                                 LIPPER
                           INTERNATIONAL                         INTERNATIONAL
FISCAL YEAR                MAGNUM             MSCI               MULTI-CAP
ENDED                      PORTFOLIO -        EAFE               CORE FUNDS
DECEMBER 31                CLASS A            INDEX              INDEX

**                         500000             500000             500000
1996                       541250             526300             564097
1997                       576864             535668             611118
1998                       619148             642802             669245
1999                       773130             816101             964110
2000                       691951             700377             831874
2001                       562487             550217             685289
2002                       487339             467134             589468
2003                       629008             647401             809267
2004                       745100             779050             964700

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                                                                 LIPPER
                           INTERNATIONAL                         INTERNATIONAL
FISCAL YEAR                MAGNUM             MSCI               MULTI-CAP
ENDED                      PORTFOLIO -        EAFE               CORE FUNDS
DECEMBER 31                CLASS B            INDEX              INDEX

***                        100000             100000             100000
1996                       107900             105260             112819
1997                       114730             107134             122224
1998                       122910             128560             133849
1999                       153121             163220             192822
2000                       136569             140075             166375
2001                       110798             110043             137058
2002                        95851              93427             117894
2003                       123159             129480             161853
2004                       145500             155810             192940

*    Minimum Investment
**   Commenced operations on March 15, 1996
***  Commenced offering on March 15, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE
INDEX(1) AND THE LIPPER INTERNATIONAL MULTI-CAP CORE FUNDS INDEX(2)

                                                   TOTAL RETURNS(3)
                                           --------------------------------
                                                         AVERAGE ANNUAL
                                                     ----------------------
                                              ONE      FIVE           SINCE
                                             YEAR     YEARS    INCEPTION(6)
- ----------------------------------------------------------------------------

Portfolio - Class A (4)                     18.45%    (0.74)%          4.64%
Portfolio - Class B (5)                     18.15     (1.00)           4.36
MSCI EAFE Index                             20.25     (1.13)           5.17
Lipper International Multi-Cap Core
  Funds Index                               19.20      0.01            7.76

(1)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI
     EAFE Index consists of the following 21 developed market country indices:
     Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece,
     Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway,
     Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
(2)  The Lipper International Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently
     10 funds represented in this Index. As of the date of this report, the
     Portfolio is in the Lipper International Multi-Cap Core Funds
     classification.
(3)  Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on March 15, 1996
(5)  Commenced offering on March 15, 1996
(6)  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO
SHARES.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

                                                                              45

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return based on net asset value per share of 18.45%, net of fees, for the Class A shares and
18.15%, net of fees, for the Class B shares compared to 20.25% for the Morgan
Stanley Capital International (MSCI) EAFE Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   -  The first half of 2004 saw a continuation of economic growth, albeit at a more moderate pace. Global equity markets advanced, reflecting investors'
      belief that growth in corporate profits was sustainable.

   -  As we entered the second half of the year, soaring oil prices and heightened geo-political fears weighed heavily on world equity markets. A dip in the United States (U.S.) leading economic indicators, an abrupt slowdown in Japan's gross domestic product (GDP) growth, and tepid domestic activity in Europe pointed to a softening of the global economic expansion. After a correction in July and August, markets began to reverse course in September and completed the year on a high note reflecting improved sentiment and a return of confidence in growth. For the year,
      non-U.S. markets significantly outperformed the U.S. markets based on a combination of better valuations and a stronger local currency.

   -  From a regional allocation perspective, the Portfolio did not benefit from its underweight to Europe and Asia ex-Japan and overweight to Japan.
      Europe ended the year with a positive return in U.S. dollar terms (+12.2%
      in local terms) on the back of strong performance from the financial sector, particularly the banks.

   -  Asia ex-Japan was the best performing region during the year, driven largely by the performance of Australia. Japan, while showing strong absolute performance in U.S. dollar terms, was the worst performing region, underperforming the Index for the year.

   -  The largest detractor from performance came from within Europe. Security selection within european financials, consumer discretionary, energy and industrials coupled with the Portfolio's underweight to the european utility and energy sectors detracted from results. Also causing a significant drag on performance was the Portfolio's underweight to financials and information technology (Japan) and security selection within industrials (Asia ex-Japan).

   -  Offsetting the negatives was the Portfolio's security selection within european telecommunications, materials and consumer staples. Also helping the Portfolio's absolute returns was security selection within Asia ex-Japan financials and Japanese materials, health care and consumer staples.

MANAGEMENT STRATEGIES

   -  The Portfolio has maintained an overweight position to Japan and an underweight position to Europe and Asia ex-Japan during the year. Within
      Europe, the Portfolio is overweight to the euro zone region and an underweight to the United Kingdom (U.K.). We believe, the euro zone is likely to benefit from good global growth, better relative value and an improved earnings forecast. By contrast, the U.K. has become cyclically divergent from both the U.S. and continental Europe, at least in the short term. In our opinion, interest rates are very likely to have peaked, which puts the U.K. in a very different position of its major trading partners.
      Within the Pacific Rim we continue to be overweight to Japan, Hong Kong and Singapore and underweight to Australia and New Zealand.

   -  From a sector allocation perspective, we continue to see better relative value within the cyclical sectors including industrials (Europe & Japan), information technology (Japan) and consumer discretionary (Pacific Rim).
      We are underweight to financials (Europe & Japan), utilities (all regions), and energy (all regions).

   -  Going forward in 2005, we anticipate global economic growth to decelerate.
      In our opinion, the impact of higher oil prices, the fading effect of fiscal stimulus, reduced pace of corporate profit gains and rising interest rates may cause growth to slow to historical trends. We believe the U.S. market is highly vulnerable to future disappointing earnings. In addition, the potential of inflation exceeding expectations could lead the
      Fed to alter course and raise interest rates at a more aggressive rather than "measured" pace. We are concerned about rapidly rising interest rates because the U.S. economy is more highly leveraged today than during past tightening cycles, especially for households.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

46

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE   JULY 1, 2004--
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                        JULY 1, 2004             2004             2004
- --------------------------------------------------------------------------------------

CLASS A
Actual                                $     1,000.00   $     1,130.20   $         5.35
Hypothetical (5% average
annual return before expenses)              1,000.00         1,020.11             5.08

CLASS B
Actual                                      1,000.00         1,128.30             6.69
Hypothetical (5% average
annual return before expenses)              1,000.00         1,018.85             6.34

* Expenses are equal to Class A and Class B annualized net expense ratios of
     1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holding by industry, as a percentage of total investments.

[CHART]

Commercial Banks                           9.1%
Pharmaceuticals                            7.4%
Diversified Telecommunication Services     6.0%
Oil & Gas                                  5.7%
Insurance                                  5.1%
Chemicals                                  4.2%
Food Products                              3.3%
Other*                                    43.4%
Short-Terms Investments                   15.8%

*    Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

                                                                              47

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

COMMON STOCKS (91.7%)
AUSTRALIA (2.8%)
AMP Ltd.                                                              75,100   $           427
Australia & New Zealand Banking Group Ltd.                            10,508               169
BHP Billiton Ltd.                                                     40,489               486
Coles Myer Ltd.                                                       11,700                90
Gunns Ltd.                                                            51,800               192
National Australia Bank Ltd.                                           8,480               191
Newcrest Mining Ltd.                                                  13,350               182
Qantas Airways Ltd.                                                   29,400                86
QBE Insurance Group Ltd.                                              15,400               185
Rio Tinto Ltd.                                                     (c)14,050               430
Westpac Banking Corp.                                                 14,700               224
- ----------------------------------------------------------------------------------------------
                                                                                         2,662
==============================================================================================
AUSTRIA (0.5%)
Telekom Austria AG                                                    25,863               489
- ----------------------------------------------------------------------------------------------
BELGIUM (1.1%)
AGFA-Gevaert N.V.                                                     13,836               468
Fortis                                                              (a)6,824               189
Solvay S.A., Class A                                                   4,055               446
- ----------------------------------------------------------------------------------------------
                                                                                         1,103
==============================================================================================
DENMARK (0.6%)
Carlsberg A/S, Class B                                                 6,158               311
Novo-Nordisk A/S, Class B                                              4,409               240
- ----------------------------------------------------------------------------------------------
                                                                                           551
==============================================================================================
FINLAND (1.1%)
Nokia Oyj                                                             13,725               216
Pohjola Group plc, Class D                                             9,267               107
Sampo Oyj, Class A                                                    55,443               764
- ----------------------------------------------------------------------------------------------
                                                                                         1,087
==============================================================================================
FRANCE (10.1%)
Atos Origin                                                         (a)5,923               401
AXA                                                                   28,981               715
BNP Paribas S.A.                                                   (c)18,562             1,342
Business Objects S.A.                                               (a)5,185               131
Cap Gemini S.A.                                                  (a)(c)5,782               185
Carrefour S.A.                                                         6,705               319
France Telecom S.A.                                                   56,975             1,883
Groupe Danone                                                       (c)2,138               197
M6-Metropole Television                                                6,213               176
Neopost S.A.                                                           3,450               268
Sanofi-Aventis S.A.                                                 (c)8,796               701
Schneider Electric S.A.                                            (c)13,638               947
Societe Generale                                                    (c)4,838               489
Total S.A.                                                          (c)7,420             1,617
Vinci S.A.                                                          (c)2,956               396
- ----------------------------------------------------------------------------------------------
                                                                                         9,767
==============================================================================================
GERMANY (6.1%)
Allianz AG (Registered)                                                6,886               912
Bayerische Motoren Werke AG                                           19,111               861
Deutsche Bank AG (Registered)                                          2,408               213
Deutsche Boerse AG                                                     3,410               205
Deutsche Telekom AG (Registered)                                   (a)55,854             1,261
Fresenius Medical Care AG                                           (c)2,809               225
Linde AG                                                               3,256   $           203
Muenchener Rueckversicherungs AG (Registered)                          3,519               432
Siemens AG (Registered)                                               15,939             1,349
Volkswagen AG                                                          5,518               250
- ----------------------------------------------------------------------------------------------
                                                                                         5,911
==============================================================================================
HONG KONG (3.1%)
Cheung Kong Holdings Ltd.                                          (c)13,000               130
Esprit Holdings Ltd.                                                  67,800               410
Great Eagle Holdings Co.                                             194,000               502
Henderson Land Development Co., Ltd.                                 113,000               587
Hutchison Whampoa Ltd.                                                14,000               131
Hysan Development Co., Ltd.                                       (c)141,000               297
Kerry Properties Ltd.                                              (c)85,000               181
Li & Fung Ltd.                                                       105,000               177
New World Development Ltd.                                           413,000               462
Sun Hung Kai Properties Ltd.                                           7,000                70
Techtronic Industries Co.                                             40,000                87
- ----------------------------------------------------------------------------------------------
                                                                                         3,034
==============================================================================================
IRELAND (0.7%)
Bank of Ireland                                                       25,150               419
Kerry Group plc, Class A                                               9,188               220
- ----------------------------------------------------------------------------------------------
                                                                                           639
==============================================================================================
ITALY (3.7%)
ENI S.p.A.                                                            31,171               779
Sanpaolo IMI S.p.A.                                                   29,539               425
Telecom Italia S.p.A.                                                 81,368               332
Telecom Italia S.p.A. RNC                                            220,979               717
TIM S.p.A.                                                         (c)71,208               531
UniCredito Italiano S.p.A.                                           133,320               765
- ----------------------------------------------------------------------------------------------
                                                                                         3,549
==============================================================================================
JAPAN (21.2%)
Amada Co., Ltd.                                                    (c)34,000               188
Canon, Inc.                                                           12,000               648
Casio Computer Co., Ltd.                                           (c)28,000               432
Dai Nippon Printing Co., Ltd.                                         18,000               289
Daicel Chemical Industries Ltd.                                       70,000               396
Daifuku Co., Ltd.                                                  (c)42,000               272
Daikin Industries Ltd.                                                18,000               520
Denki Kagaku Kogyo K.K.                                               80,000               266
East Japan Railway Co.                                                    68               378
FamilyMart Co., Ltd.                                               (c)11,300               329
Fuji Machine Manufacturing Co., Ltd.                                   6,500                64
Fuji Photo Film Co., Ltd.                                             14,000               511
Fujitec Co., Ltd.                                                     21,000               111
Fujitsu Ltd.                                                          81,000               527
Furukawa Electric Co., Ltd.                                        (a)35,000               194
Hitachi Capital Corp.                                              (c)18,200               376
Hitachi High-Technologies Corp.                                        6,900                98
Hitachi Ltd.                                                          71,000               492
House Foods Corp.                                                   (c)9,200               133
Kaneka Corp.                                                          42,000               476
Kurita Water Industries Ltd.                                       (c)23,600               340
Kyocera Corp.                                                          5,100               393
Kyudenko Corp.                                                         6,000                32

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

48

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

JAPAN (CONT'D)
Lintec Corp.                                                          10,000   $           152
Matsushita Electric Industrial Co., Ltd.                              40,000               635
Minebea Co., Ltd.                                                     48,000               209
Mitsubishi Chemical Corp.                                         (c)112,000               341
Mitsubishi Corp.                                                   (c)41,000               530
Mitsubishi Estate Co., Ltd.                                           23,000               269
Mitsubishi Heavy Industries Ltd.                                     127,000               361
Mitsubishi Logistics Corp.                                          (c)9,000                89
Mitsumi Electric Co., Ltd.                                         (c)18,100               207
Nagase & Co., Ltd.                                                 (c)13,000               112
NEC Corp.                                                             66,000               410
Nifco, Inc.                                                        (c)16,000               268
Nintendo Co., Ltd.                                                     4,700               591
Nippon Meat Packers, Inc.                                             17,000               231
Nippon Telegraph & Telephone Corp.                                        60               269
Nissan Motor Co., Ltd.                                             (c)54,600               594
Nissha Printing Co., Ltd.                                              6,000                83
Nisshinbo Industries, Inc.                                         (c)24,000               180
Obayashi Corp.                                                        42,000               265
Ono Pharmaceutical Co., Ltd.                                           7,800               438
Ricoh Co., Ltd.                                                       25,000               483
Rinnai Corp.                                                           5,600               150
Rohm Co., Ltd.                                                         2,000               207
Ryosan Co., Ltd.                                                    (c)8,700               201
Sangetsu Co., Ltd.                                                       300                 7
Sanki Engineering Co., Ltd.                                            4,000                29
Sankyo Co., Ltd.                                                      19,700               445
Sanwa Shutter Corp.                                                   29,000               163
Sekisui Chemical Co., Ltd.                                            43,000               314
Sekisui House Ltd.                                                    26,000               303
Shin-Etsu Polymer Co., Ltd.                                           25,000               180
Sony Corp.                                                            10,000               387
Suzuki Motor Corp.                                                 (c)21,200               387
TDK Corp.                                                              5,400               400
Teijin Ltd.                                                        (c)25,000               109
Toho Co., Ltd.                                                         7,400               117
Tokyo Electric Power Co., Inc. (The)                                  10,600               260
Toshiba Corp.                                                     (c)119,000               511
Toyo INK MFG Co., Ltd.                                                31,000               124
Toyota Motor Corp.                                                    17,400               708
Tsubakimoto Chain Co.                                                 57,000               220
Yamaha Corp.                                                          23,100               353
Yamaha Motor Co., Ltd.                                             (c)18,000               270
Yamanouchi Pharmaceutical Co., Ltd.                                   12,600               491
- ----------------------------------------------------------------------------------------------
                                                                                        20,518
==============================================================================================
NETHERLANDS (7.1%)
ASML Holding N.V.                                               (a)(c)25,941               416
ING Groep N.V. CVA                                                    15,406               465
Koninklijke Ahold N.V.                                             (a)61,616               476
Royal Dutch Petroleum Co.                                             25,823             1,484
Royal Numico N.V.                                                  (a)12,448               448
TPG N.V.                                                              27,466               744
Unilever N.V. CVA                                                     17,978             1,203
VNU N.V.                                                              14,188               418
Wolters Kluwer N.V. CVA                                               62,877   $         1,260
- ----------------------------------------------------------------------------------------------
                                                                                         6,914
==============================================================================================
POLAND (0.3%)
Telekomunikacja Polska S.A.                                           42,863               282
- ----------------------------------------------------------------------------------------------
SINGAPORE (1.5%)
CapitaCommercial Trust REIT                                     (a)(c)45,400                36
CapitaLand Ltd.                                                   (c)227,000               296
City Developments Ltd.                                                60,000               261
Oversea-Chinese Banking Corp., Ltd.                                   25,000               207
SembCorp Industries Ltd.                                             122,000               121
Singapore Airlines Ltd.                                               53,000               370
Venture Corp., Ltd.                                                   20,000               195
- ----------------------------------------------------------------------------------------------
                                                                                         1,486
==============================================================================================
SPAIN (3.0%)
Altadis S.A.                                                          23,146             1,058
Banco Bilbao Vizcaya Argentaria S.A.                               (c)23,622               418
Banco Santander Central Hispano S.A.                                  29,179               361
Telefonica S.A.                                                       54,925             1,033
- ----------------------------------------------------------------------------------------------
                                                                                         2,870
==============================================================================================
SWEDEN (1.1%)
Nordea Bank AB                                                        23,464               236
Sandvik AB                                                             8,513               343
SKF AB, Class B                                                       10,577               471
- ----------------------------------------------------------------------------------------------
                                                                                         1,050
==============================================================================================
SWITZERLAND (6.8%)
Ciba Specialty Chemicals AG (Registered)                            (a)5,422               411
Nestle S.A. (Registered)                                               2,597               678
Novartis AG (Registered)                                              49,780             2,502
Schindler Holding AG (Registered)                                        730               304
STMicroelectronics N.V.                                               11,622               226
Swiss Reinsurance (Registered)                                         8,456               602
UBS AG (Registered)                                                   19,686             1,647
Zurich Financial Services AG                                        (a)1,157               192
- ----------------------------------------------------------------------------------------------
                                                                                         6,562
==============================================================================================
UNITED KINGDOM (20.9%)
Allied Domecq plc                                                     40,683               400
Amvescap plc                                                          43,245               266
AstraZeneca plc                                                       19,742               715
Barclays plc                                                          62,701               705
BOC Group plc                                                         43,520               829
BP plc                                                                67,662               659
British American Tobacco plc                                          11,674               201
British Sky Broadcasting plc                                          49,964               539
Bunzl plc                                                             22,583               188
Cadbury Schweppes plc                                                 24,235               226
Carnival plc                                                           4,328               264
Diageo plc                                                            16,379               233
DX Services plc                                                    (a)17,289               121
GlaxoSmithKline plc                                                   95,281             2,234
Hays plc                                                             193,033               460
HSBC Holdings plc                                                     80,543             1,358
Imperial Chemical Industries plc                                      56,380               261
International Power plc                                            (a)59,562               177
Lloyds TSB Group plc                                                  45,603               414

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              49

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

UNITED KINGDOM (CONT'D)
Man Group plc                                                          6,637   $           187
National Grid Transco plc                                             20,131               192
Prudential plc                                                       122,948             1,069
Reed Elsevier plc                                                     35,927               331
Rentokil Initial plc                                                  63,613               180
Rexam plc                                                             42,105               371
Rolls-Royce Group plc                                              (a)53,340               253
Rolls-Royce Group plc, Class B                                     1,671,885                 3
Royal Bank of Scotland Group plc                                      51,852             1,743
Scottish & Southern Energy plc                                        14,386               241
Shell Transport & Trading Co. plc (Registered)                       168,595             1,436
Smith & Nephew plc                                                    26,787               274
Smiths Group plc                                                      44,513               702
Stagecoach Group plc                                                  85,654               187
Standard Chartered plc                                                 5,499               102
Tesco plc                                                             39,533               244
Unilever plc                                                          17,940               176
Vedanta Resources plc                                                 31,120               236
Vodafone Group plc                                                   754,474             2,044
- ----------------------------------------------------------------------------------------------
                                                                                        20,221
==============================================================================================
  TOTAL COMMON STOCKS (COST $71,501)                                                    88,695
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (17.2%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (11.0%)
Bank of New York, 2.33%, 10/28/05                         $           (h)400               400
Bear Stearns, 2.37%, 4/15/05                                          (h)220               220
Beta Finance, Inc., 2.28%, 2/18/05                                       165               165
Calyon NY, 2.04%, 3/4/05                                              (h)352               352
CIT Group Holdings,
  2.17%, 1/31/05                                                       (h)34                34
  2.30%, 2/14/05                                                      (h)186               186
Citigroup, Inc., 2.39%, 9/1/05                                        (h)117               117
Compass Securitization, 2.38%, 3/17/05                                (h)171               171
Corporate Receivables Corp., 2.46%, 3/14/05                               73                73
Discover Card Master Trust, 2.39%, 5/16/05                         (h)(i)163               163
Eni Coordination Center, 2.38%, 8/29/05                               (h)122               122
Giro Funding U.S. Corp., 2.37%, 2/7/05                                    73                73
HBOS Treasury Services plc, N.Y.,
  2.46%, 3/14/05                                                         147               147
International Lease Finance Corp.,
  2.51%, 9/22/05                                                      (h)188               188
Jackson National Life Global Fund,
  2.32%, 1/18/05                                                      (h)122               122
K2 (USA) LLC, 2.33%, 10/24/05                                         (h)347               347
Landesbank Hessen Thur New York,
  2.24%, 2/2/05                                                       (h)123               123
Lehman Brothers, Inc., 2.33%, 1/3/05                                   2,994             2,994
Links Finance LLC,
  2.33%, 10/27/05                                                     (h)244               244
  2.40%, 9/26/05                                                      (h)122               122
Marshall & Ilsley Bank, 2.51%, 12/29/05                               (h)342               342
Nationwide Building Society, 2.58%, 1/2/06                            (h)283               283

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
- ----------------------------------------------------------------------------------------------

Pfizer, Inc., 2.30%, 1/31/06                              $           (h)244   $           244
Proctor & Gamble, 2.42%, 1/31/06                                      (h)100               100
Royal Bank of Canada NY, 2.38%, 6/27/05                               (h)244               244
Sheffield Receivable Corp., 2.21%, 1/12/05                               343               343
Sigma Finance, Inc., 2.38%, 9/15/05                                   (h)244               244
SLM Corp., 2.41%, 1/31/06                                             (h)244               244
Societe Generale, N.Y., 2.04%, 3/3/05                                 (h)256               257
Svenska Handelsbank N.Y., 2.32%, 5/10/05                              (h)244               244
UBS Finance (Delaware), Inc., 2.33%, 1/6/05                              366               366
UBS Securities LLC, 2.30%, 1/3/05                                      1,367             1,367
- ----------------------------------------------------------------------------------------------
                                                                                        10,641
==============================================================================================

                                                                      SHARES
- ----------------------------------------------------------------------------------------------

INVESTMENT COMPANY HELD AS COLLATERAL ON LOANED SECURITIES (0.0%)
JPMorgan Securities Lending Collateral
  Investment Fund                                                     61,540                62
- ----------------------------------------------------------------------------------------------

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
- ----------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT (6.2%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $5,974                                 $         (f)5,973             5,973
- ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $16,676)                                           16,676
==============================================================================================
TOTAL INVESTMENTS (108.9%) (COST $88,177)--
  INCLUDING $10,169 OF SECURITIES LOANED                                               105,371
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-8.9%)                                           (8,604)
==============================================================================================
NET ASSETS (100%)                                                              $        96,767
==============================================================================================

(a)    Non-income producing security.
(c)    All or portion of security on loan at December 31, 2004.
(f)    Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm
       Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan
       Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National
       Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and
       Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
(h)    Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2004.
(i)    Security's issuer is an affiliate of the adviser. Held as collateral for securities on loan.
@      Face Amount/Value is less than $500.
CVA    Certificaten Van Aandelen
REIT   Real Estate Investment Trust
RNC    Non-Convertible Savings Shares

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

50

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                NET
   CURRENCY                                       IN                         UNREALIZED
      TO                                       EXCHANGE                     APPRECIATION
   DELIVER           VALUE     SETTLEMENT         FOR            VALUE     (DEPRECIATION)
    (000)            (000)        DATE           (000)           (000)         (000)
- -----------------------------------------------------------------------------------------

EUR      6,908    $    9,378    3/16/05     US$       9,192   $    9,192   $         (186)
GBP         46            88    3/16/05     US$          88           88              @--
GBP        143           274    3/16/05     US$         275          275                1
GBP        340           650    3/16/05     US$         651          651                1
GBP        692         1,321    3/16/05     US$       1,325        1,325                4
HKD         20             3     1/3/05     US$           3            3              @--
HKD         20             3     1/4/05     US$           3            3              @--
JPY    797,066         7,820    3/16/05     US$       7,627        7,627             (193)
JPY     55,925           549    3/16/05     US$         533          533              (16)
US$      2,034         2,034    3/16/05     AUD       2,695        2,097               63
US$      2,068         2,068    3/16/05     EUR       1,553        2,109               41
US$      1,911         1,911    3/16/05     EUR       1,437        1,950               39
US$      1,217         1,217    3/16/05     EUR         915        1,242               25
US$      6,731         6,731    3/16/05     EUR       5,057        6,865              134
US$      1,580         1,580    3/16/05     GBP         825        1,577               (3)
US$        920           920    3/16/05     GBP         481          918               (2)
US$        859           859    3/16/05     GBP         449          856               (3)
US$      3,063         3,063    3/16/05     GBP       1,602        3,059               (4)
US$      6,994         6,994    3/16/05     JPY     731,552        7,178              184
US$        257           257    3/16/05     JPY      26,786          263                6
US$      1,262         1,262    3/16/05     JPY     131,925        1,294               32
US$        386           386    3/16/05     JPY      40,385          396               10
                  ----------                                  ----------   --------------
                  $   49,368                                  $   49,501   $          133
                  ==========                                  ==========   ==============

AUD -- Australian Dollar
EUR -- Euro
GBP -- British Pound
HKD -- Hong Kong Dollar
JPY -- Japanese Yen

FUTURES CONTRACTS:

   The Portfolio had the following futures contract(s) open at period end:

                                                                       NET
                                                                    UNREALIZED
                        NUMBER                                     APPRECIATION
                          OF          VALUE        EXPIRATION     (DEPRECIATION)
                      CONTRACTS       (000)           DATE             (000)
- -------------------------------------------------------------------------------

LONG:
DJ EURO STOXX 50
  (Germany)               83       $    3,319         Mar-05      $           11
FTSE 100 Index
  (United Kingdom)        23            2,117         Mar-05                  21
SPI 200 Index
  (Australia)              6              476         Mar-05                  10
TOPIX Index
  (Japan)                 17            1,904         Mar-05                  88
                                                                  --------------
                                                                  $          130
                                                                  ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              51

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

INTERNATIONAL SMALL CAP PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                                              MSCI EAFE        LIPPER
                          INTERNATIONAL       SMALL CAP        INTERNATIONAL
FISCAL YEAR               SMALL CAP           TOTAL            SMALL/MID-CAP
ENDED                     PORTFOLIO -         RETURN           CORE FUNDS
DECEMBER 31               CLASS A             INDEX            INDEX

1994                       500000             500000            500000
1995                       513000             480250            512600
1996                       599364             479554            598845
1997                       596067             361368            595521
1998                       622056             381026            620831
1999                       867456             448372            865066
2000                       842821             406674            839806
2001                       793263             355766            790392
2002                       769624             327945            766759
2003                      1141660             529206            986950
2004                      1524650             692200           1461911

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE
SMALL CAP TOTAL RETURN INDEX(1) AND THE LIPPER INTERNATIONAL SMALL/MID-CAP CORE
FUNDS INDEX(2)

                                                  TOTAL RETURNS(3)
                                    --------------------------------------------
                                                        AVERAGE ANNUAL
                                              ----------------------------------
                                       ONE      FIVE        TEN            SINCE
                                      YEAR     YEARS      YEARS     INCEPTION(5)
- --------------------------------------------------------------------------------

Portfolio - Class A (4)              33.53%    11.99%     11.79%           13.72%
MSCI EAFE Small Cap Total Return
  Index                              30.78      8.64       3.31             6.15
Lipper International
  Small/Mid-Cap Core Funds Index     25.52      7.76      10.53               --

(1)  The MSCI EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the
     Far East, including price performance and income from dividend payments.
(2)  The Lipper International Small/Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Small/Mid-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this
     Index. As of the date of this report, the Portfolio is in the Lipper
     International Small/Mid-Cap Core Funds classification.
(3)  Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on December 15, 1992
(5)  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO
SHARES.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies.
Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of
33.53%, net of fees, compared to 30.78% for the Morgan Stanley Capital
International (MSCI) EAFE Small Cap Total Return Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   -  For the second year in a row, the U.S. investor was helped by the U.S.
      dollar weakening approximately 17% against the Euro and 10% against the
      Japanese yen and the British pound.

   -  On a regional basis, Nordic countries generally experienced a better macro environment in part due to higher energy prices which positively impacted performance at a country and sector level. Consequently, Nordic countries rose 47.9% to become the Index's best performing region for the year.

   -  In the Pacific region, Japan rose 22.2% in the first quarter alone on the back of positive economic news. However, weaker economic indicators such as softer gross domestic product (GDP) growth figures, lower machinery orders and slowing of economic activity in China, led to reduced enthusiasm for Japanese small cap stocks.

   -  Most core European markets experienced lackluster performances during the first three quarters of the year on the back of concerns over slower economic growth and the prospect of higher inflation given the stronger

52

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

INTERNATIONAL SMALL CAP PORTFOLIO

      euro. However, a bit of life came to the European markets in the final quarter and the region posted a return of 32.7% for the full year.

   -  There was a consistent theme to Index sector performance during 2004.
      Energy, which represents 2.5% of the benchmark, rose 87.6% as energy equipment and oil and gas companies benefited from higher commodity prices. The second best performing sector, utilities, also benefited from higher oil prices and rose 49.8%. Financials (+39.8%) were also strong due to a rebound in real estate and consumer finance companies. The year's worst performing sector, information technology, rose a mere 6.4%, as investors grew skeptical of the prospects for semiconductor and software companies.

   -  Stock selection in the industrial sector was the primary contributor to performance. In addition, stock selection in the information technology
      (hardware), health care (equipment), consumer discretionary (media and restaurants) and financials sectors (real estate, consumer finance) also added value in 2004. For the full year, stock selection in consumer staples was the biggest single detractor from performance. The Portfolio's underweight to the utility and energy sectors coupled with poor stock selection in the energy sector also detracted over the year. Value added at a country level was also fairly broad but the three most significant contributions came from Japan (financials), Germany (industrials, consumer discretionary) and France (hardware). Stock selection in the Netherlands was the most significant detractor due to consumer staples and energy holdings.

MANAGEMENT STRATEGIES

   -  Weakness in the U.S. dollar, most noticeably against the euro, has been whittling away at the competitive position of European exporters, making stronger growth a difficult task in 2005. In our opinion, the cautious
      Euro zone consumer appears unlikely to come to the rescue. In Asia, arguably, prospects look brighter. After a decade of deflation in Japan, we believe signs are appearing that this era is ending. However the fate of this economy, as well as of the broader Asian region, is clearly tied to a continued growth of the U.S. and Chinese economies as well as their respective currency evolutions.

   -  Small caps in the EAFE region are now trading in line with their large cap counterparts. However, they remain inexpensive compared with U.S. equities while still offering relatively attractive growth prospects. Furthermore, we believe investors continue to perceive them as relatively immune from the dollar's volatility. Finally, it is our view that small cap stocks remain less efficiently priced than more researched asset classes and remain what we view as a privileged hunting ground of experienced stock pickers.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE  JULY 1, 2004 --
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                        JULY 1, 2004             2004             2004
- --------------------------------------------------------------------------------------

CLASS A
Actual                                $     1,000.00   $     1,148.90   $         6.21
Hypothetical (5% average
annual return before expenses)              1,000.00         1,019.36             5.84

* Expenses are equal to Class A annualized net expense ratios of 1.15%, multiplied by the average account value over the period, multiplied by
     184/366 (to reflect the one-half year period).

                                                                              53

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

INTERNATIONAL SMALL CAP PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Machinery                         13.1%
Media                              7.8%
Hotels, Restaurants & Leisure      5.9%
Commercial Services & Supplies     5.8%
Consumer Finance                   5.6%
Health Care Equipment & Supplies   5.5%
Building Products                  5.1%
Food Products                      4.8%
Real Estate                        4.2%
Construction Materials             3.4%
Other*                            38.5%
Short-Term Investment              0.3%

*    Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

54

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

INTERNATIONAL SMALL CAP PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

COMMON STOCKS (99.8%)
AUSTRALIA (3.6%)
Infomedia Ltd.                                                    13,285,608   $         7,900
John Fairfax Holdings Ltd.                                         4,734,417            16,854
MYOB Ltd.                                                          5,177,977             5,469
Pacific Brands Ltd.                                                3,206,915             8,004
Ramsay Health Care Ltd.                                            1,496,375             8,336
- ----------------------------------------------------------------------------------------------
                                                                                        46,563
==============================================================================================
AUSTRIA (1.3%)
Andritz AG                                                           218,439            16,623
- ----------------------------------------------------------------------------------------------
BELGIUM (1.6%)
Omega Pharma S.A.                                                    425,147            20,329
- ----------------------------------------------------------------------------------------------
BERMUDA (0.5%)
Catlin Group Ltd.                                                    995,628             6,260
- ----------------------------------------------------------------------------------------------
DENMARK (2.1%)
Carlsberg A/S, Class B                                               210,013            10,609
Danisco A/S                                                          138,336             8,426
Kobenhavns Lufthavne A/S                                              38,405             8,146
- ----------------------------------------------------------------------------------------------
                                                                                        27,181
==============================================================================================
FINLAND (3.6%)
KCI Konecranes Oyj                                                   321,942            14,197
Kone Oyj, Class B                                                    193,303            14,970
Pohjola Group plc, Class D                                           953,488            10,981
Uponor Oyj                                                           327,118             6,106
- ----------------------------------------------------------------------------------------------
                                                                                        46,254
==============================================================================================
FRANCE (4.4%)
Autoroutes du Sud de la France                                       181,874             9,128
Europeenne D'extincteurs                                       (a)(d)131,043               @--
Neopost S.A.                                                         307,730            23,877
NRJ Group                                                            429,564             9,411
Zodiac S.A.                                                          302,469            14,053
- ----------------------------------------------------------------------------------------------
                                                                                        56,469
==============================================================================================
GERMANY (6.2%)
Beru AG                                                               67,638             6,285
Celesio AG                                                            81,526             6,618
GFK AG                                                                71,548             2,780
Hugo Boss AG (Non-Voting Shares)                                     318,742            10,593
K&S AG                                                               408,597            21,672
Rational AG                                                           41,133             3,820
Sartorius AG (Non-Voting Shares)                                     328,639             6,794
SCS Standard Computersysteme AG                                 (a)(d)21,289               @--
Techem AG                                                         (a)518,210            18,804
WMF Wuerttembergische Metallwarenfabrik AG
  (Non-Voting Shares)                                                 80,517             1,283
- ----------------------------------------------------------------------------------------------
                                                                                        78,649
==============================================================================================
GREECE (0.3%)
OPAP S.A.                                                            129,759             3,584
- ----------------------------------------------------------------------------------------------
HONG KONG (1.6%)
Asia Satellite Telecommunications Holdings Ltd.                    5,477,500            10,430
Solomon Systech International Ltd.                                22,593,900             5,581
Weichai Power Co., Ltd., Class H                                   1,845,400             5,116
- ----------------------------------------------------------------------------------------------
                                                                                        21,127
==============================================================================================
IRELAND (3.3%)
Independent News & Media plc                                       4,356,148   $        13,709
Kerry Group plc, Class A                                             649,680            15,555
Kingspan Group plc                                                 1,363,073            13,035
- ----------------------------------------------------------------------------------------------
                                                                                        42,299
==============================================================================================
ITALY (4.5%)
Buzzi Unicem S.p.A.                                                1,311,505            19,107
Cassa di Risparmio di Firenze S.p.A.                               3,200,089             7,814
Davide Campari-Milano S.p.A.                                         233,615            15,037
SAES Getters S.p.A.                                                  194,358             4,748
SAES Getters S.p.A. RNC                                              334,706             5,312
Sogefi S.p.A.                                                      1,081,113             5,250
- ----------------------------------------------------------------------------------------------
                                                                                        57,268
==============================================================================================
JAPAN (27.2%)
Aiful Corp.                                                           58,500             6,437
Ariake Japan Co., Ltd.                                               713,500            17,205
Asatsu-DK, Inc.                                                      218,900             6,165
Asia Securities Printing Co., Ltd.                                   722,000             6,555
Daibiru Corp.                                                      3,647,500            28,844
Fujimi, Inc.                                                         367,600             9,618
HS Securities Co., Ltd.                                           (a)330,700             3,987
Hurxley Corp.                                                        355,437             5,798
Ito En Ltd.                                                          307,100            15,950
Jaccs Co., Ltd.                                                    4,352,000            26,172
Mani, Inc.                                                             7,800               327
Megane TOP Co., Ltd.                                                 297,100             2,929
Nakanishi, Inc.                                                      219,400            14,994
Nihon Trim Co., Ltd.                                                 161,650            11,363
Nisshin Fire & Marine Insurance Co. Ltd. (The)                     2,761,200            10,190
Nitta Corp.                                                          385,900             6,201
Sanrio Co., Ltd.                                                   1,214,300            10,907
Sanyo Electric Credit Co., Ltd.                                      813,700            17,119
Shinkawa Ltd.                                                        571,100            11,235
Snow Brand Milk Products Co., Ltd.                                (a)554,500             1,705
Sumitomo Osaka Cement Co., Ltd.                                    9,749,000            23,889
Taisei Lamick Co., Ltd.                                              239,300             6,133
Takuma Co., Ltd.                                                   1,375,000            10,833
Tenma Corp.                                                          346,000             6,313
TOC Co., Ltd.                                                      2,631,000            25,301
Tokyo Tomin Bank Ltd. (The)                                          569,800            11,877
Tomy Co., Ltd.                                                       634,800             9,866
Toppan Forms Co., Ltd.                                               747,400             9,121
TV Asahi Corp.                                                         1,779             3,613
Union Tool Co.                                                       206,100             7,284
Yamaichi Electronics Co., Ltd.                                       655,600             7,546
Yomiuri Land Co., Ltd.                                             2,385,000             7,777
Zentek Technology Japan, Inc.                                       (a)1,683             4,108
- ----------------------------------------------------------------------------------------------
                                                                                       347,362
==============================================================================================
NETHERLANDS (1.8%)
Laurus N.V.                                                       (a)905,962             5,014
Nutreco Holding N.V.                                                 404,930            11,112
Van Lanschot N.V. CVA                                                 98,341             6,430
- ----------------------------------------------------------------------------------------------
                                                                                        22,556
==============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              55

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

INTERNATIONAL SMALL CAP PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

NEW ZEALAND (3.3%)
Fisher & Paykel Appliances Holdings Ltd.                           1,450,109   $         4,478
Fisher & Paykel Healthcare Corp., Ltd.                            10,501,231            24,431
Sky City Entertainment Group Ltd.                                  3,463,616            13,380
- ----------------------------------------------------------------------------------------------
                                                                                        42,289
==============================================================================================
NORWAY (3.6%)
DNB NOR ASA                                                        1,339,634            13,193
Schibsted Group ASA                                                  974,741            27,633
Visma ASA CVA                                                        377,707             4,762
- ----------------------------------------------------------------------------------------------
                                                                                        45,588
==============================================================================================
SOUTH KOREA (1.7%)
KT&G Corp.                                                        (a)723,780            21,639
- ----------------------------------------------------------------------------------------------
SPAIN (1.3%)
Miquel y Costas & Miquel S.A.                                        343,189            16,527
- ----------------------------------------------------------------------------------------------
SWEDEN (2.2%)
D. Carnegie AB                                                       514,475             6,654
Intrum Justitia AB                                                (a)941,223             7,289
Swedish Match AB                                                   1,206,360            13,969
- ----------------------------------------------------------------------------------------------
                                                                                        27,912
==============================================================================================
SWITZERLAND (8.2%)
Edipresse S.A. (Bearer), Class B                                      25,416            13,153
Galenica Holding AG (Registered)                                      36,037             6,591
Kaba Holding AG, Class B (Registered)                                 61,865            19,129
Schindler Holding AG                                                  56,300            22,272
SIG Holding AG (Registered)                                          117,164            26,720
Valora Holding AG                                                     25,100             6,165
Zehnder Group AG, Class B                                              7,400            10,061
- ----------------------------------------------------------------------------------------------
                                                                                       104,091
==============================================================================================
UNITED KINGDOM (17.5%)
British Vita plc                                                   1,871,128             9,692
Capital Radio plc                                                  1,022,659             8,632
Cattles plc                                                        3,116,438            21,941
De La Rue plc                                                      1,553,150            10,339
Devro plc                                                          3,192,880             7,657
DX Services plc                                                 (a)1,392,257             9,776
FKI plc                                                            2,832,198             6,330
Keller Group plc                                                   1,650,701             7,568
Luminar plc                                                        2,732,002            29,271
Novar plc                                                          3,348,602            12,093
Regent Inns plc                                                    3,787,088             5,485
Rotork plc                                                         1,584,929            12,573
SIG plc                                                            1,482,413            16,637
Spirax-Sarco Engineering plc                                       1,182,654            14,690
SSL International plc                                              1,583,253             9,568
Stagecoach Group plc                                               5,748,819            12,545
William Hill plc                                                     986,584            10,675
Wincanton plc                                                      3,316,232            17,606
- ----------------------------------------------------------------------------------------------
                                                                                       223,078
==============================================================================================
  TOTAL COMMON STOCKS (COST $913,351)                                                1,273,648
==============================================================================================

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (0.3%)
REPURCHASE AGREEMENT (0.3%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $3,390
  (COST $3,389)                                           $         (f)3,389   $         3,389
==============================================================================================
TOTAL INVESTMENTS (100.1%) (COST $916,740)                                           1,277,037
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)                                             (954)
==============================================================================================
NET ASSETS (100%)                                                              $     1,276,083
==============================================================================================

(a)    Non-income producing security.
(d)    Security was valued at fair value -- At December 31, 2004, the Portfolio held fair valued securities, each valued at less than $500, representing less than 0.05% of net assets.
(f)    Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm
       Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan
       Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National
       Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and
       Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
@      Face Amount/Value is less than $500.
CVA    Certificaten Van Aandelen
RNC    Non-Convertible Savings Shares

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                NET
   CURRENCY                                       IN                         UNREALIZED
      TO                                       EXCHANGE                     APPRECIATION
   DELIVER           VALUE     SETTLEMENT         FOR            VALUE     (DEPRECIATION)
    (000)            (000)        DATE           (000)           (000)         (000)
- -----------------------------------------------------------------------------------------

EUR         46    $       63     1/5/05     US$          63   $       63   $          @--
JPY     25,358           247     1/5/05     US$         244          244               (3)
JPY      4,338            42     1/6/05     US$          42           42              @--
US$        322           322     1/4/05     DKK       1,760          321               (1)
US$        350           350     1/3/05     HKD       2,723          350              @--
US$          4             4     1/4/05     JPY         441            4              @--
                  ----------                                  ----------   --------------
                  $    1,028                                  $    1,024   $           (4)
                  ==========                                  ==========   ==============

DKK -- Danish Krone
EUR -- Euro
HKD -- Hong Kong Dollar
JPY -- Japanese Yen

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

56

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

EQUITY GROWTH PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

FISCAL YEAR    EQUITY GROWTH                                                LIPPER LARGE-CAP
ENDED          PORTFOLIO -         RUSSELL 1000         S&P 500             GROWTH FUNDS
DECEMBER 31    CLASS A             GROWTH INDEX         INDEX               INDEX

1994            500000              500000               500000              500000
1995            725050              685900               687720              674597
1996            949525              844480               845648              813296
1997           1246949             1101962              1127790             1037692
1998           1484406             1528532              1450045             1416166
1999           2076387             2035393              1755192             1909240
2000           1831581             1579058              1595206             1533525
2001           1557210             1256614              1405776             1167498
2002           1126641              906144              1095310              839286
2003           1424075             1175632              1409445             1065581
2004           1534300             1249700              1562950             1145000

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

FISCAL YEAR    EQUITY GROWTH                                                LIPPER LARGE-CAP
ENDED          PORTFOLIO -         RUSSELL 1000         S&P 500             GROWTH FUNDS
DECEMBER 31    CLASS B             GROWTH INDEX         INDEX               INDEX

**             100000              100000               100000              100000
1996           129920              122190               122964              120280
1997           170260              159446               163990              153467
1998           202116              221167               210848              209440
1999           282174              294506               255219              282362
2000           248285              228478               231956              226797
2001           210397              181823               204411              172664
2002           152012              131131               159267              124124
2003           191732              170142               204945              157591
2004           206020              180830               225430              169340

*    Minimum Investment
**   Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE RUSSELL 1000 GROWTH INDEX(1), THE S&P 500 INDEX(2)
AND THE LIPPER LARGE-CAP GROWTH FUNDS INDEX(3)

                                                  TOTAL RETURNS(4)
                                    --------------------------------------------
                                                        AVERAGE ANNUAL
                                              ----------------------------------
                                       ONE      FIVE        TEN            SINCE
                                      YEAR     YEARS      YEARS     INCEPTION(7)
- --------------------------------------------------------------------------------

Portfolio - Class A (5)               7.75%    (5.86)%    11.86%           10.61%
Russell 1000 Growth Index             6.30     (9.29)      9.59             8.98
S&P 500 Index                        10.88     (2.30)     12.07            10.97
Lipper Large-Cap Growth
  Funds Index                         7.45     (9.72)      8.64             8.61
Portfolio - Class B (6)               7.45     (6.08)        --             8.37
Russell 1000 Growth Index             6.30     (9.29)        --             6.81
S&P 500 Index                        10.88     (2.30)        --             9.46
Lipper Large-Cap Growth
  Funds Index                         7.45     (9.72)        --             6.03

(1)  Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)  The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(3)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the
     Lipper Large-Cap Growth Funds classification.
(4)  Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(5)  Commenced operations on April 2, 1991
(6)  Commenced offering on January 2, 1996
(7)  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO
SHARES.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

PERFORMANCE

For the year ended December 31, 2004, the Portfolios Class A shares had a total return of 7.75%, net of fees, and 7.45% for the Class B shares, net of fees, compared to 10.88% for the S&P 500 Index and 6.30% for the Russell 1000 Growth
Index (the "Index"). Effective June 30, 2004, the Portfolio's

                                                                              57

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EQUITY GROWTH PORTFOLIO

benchmark was changed from the S&P 500 Index to the Russell 1000 Growth Index.
Based on the Portfolio's asset composition and investment strategy, the Adviser believes the Russell 1000 Growth Index is a more appropriate benchmark than the
S&P 500 Index for the Portfolio.

FACTORS AFFECTING PERFORMANCE

   -  Stock selection in the healthcare sector was the largest positive contributor to relative results for the year. Although healthcare was one of the weaker performing index sectors, the Portfolio's holdings far outpaced healthcare stocks within the Index. The Portfolio's healthcare underweight also added to relative return.

   -  Stock selection in technology was a positive factor, although the technology sector performed poorly during the year, suffering from concerns about excess inventory in the semi-conductor industry and uncertainty about sustainable gains in corporate spending. Technology stocks gained some momentum in the final quarter of 2004, but still lagged the Index return for the full year.

   -  Stock selection was weak in the consumer discretionary sector, but this was more than offset by the favorable impact of the Portfolio's substantial overweight in the strong performing sector. Stock selection in the consumer staples, financial services, and energy sectors detracted, as did stock selection in producer durables.

   -  An overweight in integrated oils added to relative return.

MANAGEMENT STRATEGIES

   -  The U.S. Growth team assumed responsibility for the Portfolio at the beginning of the third quarter. The Portfolio transition was completed by
      August 6th. As a result of the Portfolio's stock selection process, the most significant changes were an increase to consumer discretionary names and a decrease to the Portfolio's technology exposure. We also increased the Portfolio's energy position.

   -  Our goal is to add value relative to the Index primarily through stock selection. We seek what we believe are high quality growth companies that have distinct and sustainable competitive advantages.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                          BEGINNING             VALUE  JULY 1, 2004 --
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                       JULY 1, 2004              2004             2004
- --------------------------------------------------------------------------------------

CLASS A
Actual                                $     1,000.00   $     1,050.80   $         3.81
Hypothetical (5% average
annual return before expenses)              1,000.00         1,021.42             3.76

CLASS B
Actual                                      1,000.00         1,049.50             5.10
Hypothetical (5% average
annual return before expenses)              1,000.00         1,020.16             5.03

* Expenses are equal to Class A and Class B annualized net expense ratios of
     0.74% and 0.99%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

58

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EQUITY GROWTH PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Retail                                 7.9%
Computer Services Software & Systems   6.2%
Communications Technology              5.7%
Drugs & Pharmaceuticals                5.7%
Financial - Miscellaneous              5.7%
Services : Commercial                  5.6%
Consumer Electronics                   5.4%
Casinos & Gambling                     4.4%
Energy - Miscellaneous                 3.6%
Leisure Time                           3.5%
Other*                                44.9%
Short-Term Investment                  1.4%

*    Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

                                                                              59

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS

EQUITY GROWTH PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

COMMON STOCKS (99.1%)
ADVERTISING AGENCIES (0.7%)
Lamar Advertising Co., Class A                                    (a)116,200   $         4,971
- ----------------------------------------------------------------------------------------------
BEVERAGES: SOFT DRINKS (1.0%)
PepsiCo., Inc.                                                       140,610             7,340
- ----------------------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION (2.3%)
Amgen, Inc.                                                        (a)88,842             5,699
Biogen Idec, Inc.                                                  (a)58,300             3,883
Genentech, Inc.                                                   (a)149,900             8,161
- ----------------------------------------------------------------------------------------------
                                                                                        17,743
==============================================================================================
CASINOS & GAMBLING (4.5%)
GTECH Holdings Corp.                                                 158,880             4,123
International Game Technology                                        380,100            13,068
Las Vegas Sands Corp.                                              (a)81,300             3,902
Station Casinos, Inc.                                                136,100             7,442
Wynn Resorts Ltd.                                                  (a)79,055             5,290
- ----------------------------------------------------------------------------------------------
                                                                                        33,825
==============================================================================================
COAL (0.7%)
Peabody Energy Corp.                                                  63,700             5,154
- ----------------------------------------------------------------------------------------------
COMMUNICATIONS & MEDIA (1.5%)
News Corp., Class B                                                  388,140             7,452
Time Warner, Inc.                                                 (a)204,800             3,982
- ----------------------------------------------------------------------------------------------
                                                                                        11,434
==============================================================================================
COMMUNICATIONS TECHNOLOGY (5.7%)
America Movil S.A. de C.V., Class L ADR                              170,200             8,910
Cisco Systems, Inc.                                               (a)358,050             6,910
Crown Castle International Corp.                                  (a)326,532             5,434
QUALCOMM, Inc.                                                       520,682            22,077
- ----------------------------------------------------------------------------------------------
                                                                                        43,331
==============================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (6.3%)
Adobe Systems, Inc.                                                  113,100             7,096
Google, Inc., Class A                                              (a)22,200             4,287
Infosys Technologies Ltd. ADR                                         54,100             3,750
Juniper Networks, Inc.                                             (a)88,500             2,406
Microsoft Corp.                                                    1,030,726            27,531
Symantec Corp.                                                     (a)89,100             2,295
- ----------------------------------------------------------------------------------------------
                                                                                        47,365
==============================================================================================
COMPUTER TECHNOLOGY (3.4%)
Dell, Inc.                                                        (a)544,725            22,955
Seagate Technology, Inc.                                       (a)(d)186,100               @--
Shanda Interactive Entertainment Ltd. ADR                          (a)67,400             2,864
- ----------------------------------------------------------------------------------------------
                                                                                        25,819
==============================================================================================
CONSUMER ELECTRONICS (5.5%)
Electronic Arts, Inc.                                             (a)303,300            18,708
Yahoo!, Inc.                                                      (a)601,440            22,662
- ----------------------------------------------------------------------------------------------
                                                                                        41,370
==============================================================================================
CONSUMER PRODUCTS (1.0%)
Gillette Co. (The)                                                   165,800             7,425
- ----------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING: PAPER & PLASTIC (0.3%)
Sealed Air Corp.                                                   (a)49,200             2,621
- ----------------------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS (5.7%)
Genzyme Corp.                                                      (a)65,200             3,786
Gilead Sciences, Inc.                                             (a)239,360   $         8,375
Johnson & Johnson                                                    371,500            23,561
Novartis AG ADR                                                      150,300             7,596
- ----------------------------------------------------------------------------------------------
                                                                                        43,318
==============================================================================================
EDUCATION SERVICES (2.2%)
Apollo Group, Inc., Class A                                       (a)203,500            16,424
- ----------------------------------------------------------------------------------------------
ELECTRONICS: INSTRUMENTS GAUGES & METERS (0.8%)
Fisher Scientific International, Inc.                              (a)96,600             6,026
- ----------------------------------------------------------------------------------------------
ELECTRONICS: MEDICAL SYSTEMS (1.3%)
Medtronic, Inc.                                                      195,400             9,705
- ----------------------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (2.1%)
Intel Corp.                                                          152,013             3,555
Linear Technology Corp.                                               95,450             3,700
Marvell Technology Group Ltd.                                     (a)248,640             8,819
- ----------------------------------------------------------------------------------------------
                                                                                        16,074
==============================================================================================
ENERGY EQUIPMENT (0.9%)
Halliburton Co.                                                       88,700             3,481
Schlumberger Ltd.                                                     55,000             3,682
- ----------------------------------------------------------------------------------------------
                                                                                         7,163
==============================================================================================
ENERGY -- MISCELLANEOUS (3.6%)
EnCana Corp.                                                          68,500             3,909
Suncor Energy, Inc.                                                  286,400            10,139
Ultra Petroleum Corp.                                             (a)283,530            13,646
- ----------------------------------------------------------------------------------------------
                                                                                        27,694
==============================================================================================
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (1.9%)
First Data Corp.                                                     167,200             7,113
Paychex, Inc.                                                        220,610             7,518
- ----------------------------------------------------------------------------------------------
                                                                                        14,631
==============================================================================================
FINANCIAL -- MISCELLANEOUS (5.7%)
American Express Co.                                                 110,350             6,220
Berkshire Hathaway, Inc., Class B                                   (a)3,817            11,207
Brascan Corp., Class A                                               311,700            11,224
Moody's Corp.                                                         95,400             8,285
SLM Corp.                                                            114,400             6,108
- ----------------------------------------------------------------------------------------------
                                                                                        43,044
==============================================================================================
FOODS (1.5%)
Wrigley (W.M.) Jr. Co.                                               159,200            11,015
- ----------------------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES (0.5%)
Patterson Cos., Inc.                                               (a)93,600             4,061
- ----------------------------------------------------------------------------------------------
HEALTH CARE -- MISCELLANEOUS (3.1%)
Alcon, Inc.                                                          192,400            15,507
Caremark Rx, Inc.                                                 (a)200,250             7,896
- ----------------------------------------------------------------------------------------------
                                                                                        23,403
==============================================================================================
HEALTH CARE SERVICES (2.6%)
UnitedHealth Group, Inc.                                             221,800            19,525
- ----------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (2.0%)
Citigroup, Inc.                                                       76,179             3,670
Franklin Resources, Inc.                                             165,800            11,548
- ----------------------------------------------------------------------------------------------
                                                                                        15,218
==============================================================================================
LEISURE TIME (3.5%)
Carnival Corp.                                                       460,000            26,510
- ----------------------------------------------------------------------------------------------
MANUFACTURING (1.0%)
Tyco International Ltd.                                              208,300             7,445
- ----------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

60

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

EQUITY GROWTH PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

MATERIALS & PROCESSING -- MISCELLANEOUS (3.2%)
Newmont Mining Corp.                                                 537,900   $        23,888
- ----------------------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.2%)
Kinetic Concepts, Inc.                                             (a)77,194             5,890
Zimmer Holdings, Inc.                                             (a)134,800            10,800
- ----------------------------------------------------------------------------------------------
                                                                                        16,690
==============================================================================================
MISCELLANEOUS (0.8%)
Monsanto Co.                                                         106,600             5,922
- ----------------------------------------------------------------------------------------------
MULTI-SECTOR COMPANIES (0.8%)
3M Co.                                                                70,200             5,761
- ----------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (1.0%)
Univision Communications, Inc., Class A                           (a)249,885             7,314
- ----------------------------------------------------------------------------------------------
RESTAURANTS (0.5%)
Starbucks Corp.                                                    (a)60,300             3,760
- ----------------------------------------------------------------------------------------------
RETAIL (7.9%)
Amazon.com, Inc.                                                   (a)89,200             3,951
Chico's FAS, Inc.                                                  (a)90,820             4,135
Costco Wholesale Corp.                                                77,600             3,757
Home Depot, Inc.                                                     256,300            10,954
Kmart Holding Corp.                                                (a)76,200             7,540
Petsmart, Inc.                                                       208,210             7,398
Wal-Mart Stores, Inc.                                                423,638            22,376
- ----------------------------------------------------------------------------------------------
                                                                                        60,111
==============================================================================================
SECURITIES BROKERAGE & SERVICES (0.5%)
Ameritrade Holding Corp.                                          (a)271,500             3,861
- ----------------------------------------------------------------------------------------------
SERVICES: COMMERCIAL (5.6%)
ChoicePoint, Inc.                                                  (a)77,600             3,569
Corporate Executive Board Co.                                         82,000             5,489
eBay, Inc.                                                        (a)252,525            29,364
IAC/InterActiveCorp                                               (a)137,800             3,806
- ----------------------------------------------------------------------------------------------
                                                                                        42,228
==============================================================================================
SOAPS & HOUSEHOLD CHEMICALS (0.7%)
Procter & Gamble Co.                                                  99,676             5,490
- ----------------------------------------------------------------------------------------------
TEXTILE APPAREL MANUFACTURERS (0.8%)
Coach, Inc.                                                       (a)103,490             5,837
- ----------------------------------------------------------------------------------------------
TOBACCO (0.5%)
Altria Group, Inc.                                                    63,600             3,886
- ----------------------------------------------------------------------------------------------
TRANSPORTATION -- MISCELLANEOUS (0.8%)
C.H. Robinson Worldwide, Inc.                                        109,125             6,059
- ----------------------------------------------------------------------------------------------
UTILITIES: GAS PIPELINES (1.0%)
Questar Corp.                                                        150,300             7,659
- ----------------------------------------------------------------------------------------------
UTILITIES: TELECOMMUNICATIONS (1.5%)
Nextel Communications, Inc., Class A                              (a)262,900             7,887
NTL, Inc.                                                          (a)52,300             3,816
- ----------------------------------------------------------------------------------------------
                                                                                        11,703
==============================================================================================
  TOTAL COMMON STOCKS (COST $672,716)                                                  749,823
==============================================================================================

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (1.4%)
REPURCHASE AGREEMENT (1.4%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $10,641
  (COST $10,639)                                                $  (f)10,639   $        10,639
==============================================================================================
TOTAL INVESTMENTS (100.5%) (COST $683,355)                                             760,462
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)                                           (3,472)
==============================================================================================
NET ASSETS (100%)                                                              $       756,990
==============================================================================================

(a)    Non-income producing security.
(d)    Security was valued at fair value -- At December 31, 2004, the Portfolio held a fair valued security, valued at less than $500, representing less than 0.05% of net assets.
(f)    Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm
       Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan
       Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National
       Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and
       Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
@      Face Amount/Value is less than $500.
ADR    American Depositary Receipts

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              61

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

FOCUS EQUITY PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT SINCE INCEPTION

                                                                          LIPPER
FISCAL YEAR           FOCUS EQUITY                                        LARGE-CAP
ENDED                 PORTFOLIO -       RUSSELL 1000                      GROWTH
DECEMBER 31           CLASS A           GROWTH INDEX    S&P 500 INDEX     FUNDS INDEX

**                     500000            500000          500000            500000
1995                   706250            646950          650860            649796
1996                   995106            796525          800285            783396
1997                  1326576           1039385         1067260            999542
1998                  1530205           1441731         1372176           1364101
1999                  2240832           1919809         1660883           1839047
2000                  1979551           1489388         1509410           1477146
2001                  1678263           1185255         1330092           1124575
2002                  1194755            854806         1036142            808430
2003                  1565010           1109025         1333203           1026405
2004                  1674500           1178800         1478250           1102900

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                                                                              LIPPER
FISCAL YEAR                FOCUS EQUITY                                       LARGE-CAP
ENDED                      PORTFOLIO -       RUSSELL 1000                     GROWTH
DECEMBER 31                CLASS B           GROWTH INDEX    S&P 500 INDEX    FUNDS INDEX

***                        100000            100000          100000           100000
1996                       139720            122190          122958           120280
1997                       185688            159446          163976           153467
1998                       213820            221167          210825           209440
1999                       312455            294506          255182           282362
2000                       275304            228478          231910           226797
2001                       232769            181823          204359           172664
2002                       165452            131131          159195           124124
2003                       216114            170142          204837           157591
2004                       230730            180830          225430           169340

*    Minimum Investment
**   Commenced operations on March 8, 1995
***  Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE RUSSELL 1000 GROWTH INDEX(1), THE S&P 500
INDEX(2) AND THE LIPPER LARGE-CAP GROWTH FUNDS INDEX(3)

                                                   TOTAL RETURNS(4)
                                           -------------------------------
                                                         AVERAGE ANNUAL
                                                     ---------------------
                                              ONE      FIVE          SINCE
                                             YEAR     YEARS   INCEPTION(7)
- --------------------------------------------------------------------------

Portfolio - Class A (5)                      7.00%    (5.66)%        13.10%
Russell 1000 Growth Index                    6.30     (9.29)          9.13
S&P 500 Index                               10.88     (2.30)         11.68
Lipper Large-Cap Growth Funds Index          7.45     (9.72)          8.39
Portfolio - Class B (6)                      6.75     (5.89)          9.74
Russell 1000 Growth Index                    6.30     (9.29)          6.81
S&P 500 Index                               10.88     (2.30)          9.46
Lipper Large-Cap Growth Funds Index          7.45     (9.72)          6.03

(1)  Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)  The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(3)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the
     Lipper Large-Cap Growth Funds classification.
(4)  Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(5)  Commenced operations on March 8, 1995
(6)  Commenced offering on January 2, 1996
(7)  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO
SHARES.

The Focus Equity Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The
Portfolio's Concentration of its assets in a small number of issuers will subject it to greater risks.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio's Class A shares had a total return of 7.00%, net of fees, and 6.75% for

62

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

FOCUS EQUITY PORTFOLIO

the Class B shares, net of fees, compared to 10.88% for the S&P 500 Index and
6.30% for the Russell 1000 Growth Index (the "Index"). Effective June 30, 2004,
the Portfolio's benchmark was changed from the S&P 500 Index to the Russell 1000
Growth Index. Based on the Portfolio's asset composition and investment strategy, the Adviser believes the Russell 1000 Growth Index is a more appropriate benchmark than the S&P 500 Index for the Portfolio.

FACTORS AFFECTING PERFORMANCE

   -  Stock selection in the healthcare sector was the largest positive contributor to relative results for the year. Although healthcare was one of the weaker performing index sectors, the Portfolio's holdings far outpaced healthcare stocks within the Index. The Portfolio's healthcare underweight also added to relative return.

   -  Stock selection in technology added to relative return, although the technology sector performed poorly during the year, suffering from concerns about excess inventory in the semi-conductor industry and uncertainty about sustainable gains in corporate spending. Technology stocks gained some momentum in the final quarter of 2004, but still lagged the Index return for the full year.

   -  Stock selection was weak in the consumer discretionary sector, but this was nearly offset by the favorable impact of the Portfolio's substantial overweight in the strong performing sector. Stock selection in the consumer staples, financial services, and energy sectors detracted, as did stock selection and an underweight in autos and transportation.

   -  From a sector allocation standpoint, additional positive contributors included overweights in integrated oils and financial services, and an underweight in consumer staples.

MANAGEMENT STRATEGIES

- -     The U.S. Growth team assumed responsibility for the Portfolio at the beginning of the third quarter. The Portfolio transition was completed by
      August 6th. As a result of the Portfolio's stock selection process, the most significant changes were an increase to consumer discretionary names and a decrease to the Portfolio's technology exposure. We also increased the Portfolio's energy position.

- -     Our goal is to add value relative to the Index primarily through stock selection. We seek what we believe to be high quality growth companies that have distinct and sustainable competitive advantages.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE  JULY 1, 2004 --
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                        JULY 1, 2004             2004             2004
- --------------------------------------------------------------------------------------

CLASS A
Actual                                $     1,000.00   $     1,051.20   $         5.16
Hypothetical (5% average
annual return before expenses)              1,000.00         1,020.11             5.08

CLASS B
Actual                                      1,000.00         1,049.30             6.44
Hypothetical (5% average
annual return before expenses)              1,000.00         1,018.85             6.34

* Expenses are equal to Class A and Class B annualized net expense ratios of
     1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                              63

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

FOCUS EQUITY PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Retail                                 8.1%
Consumer Electronics                   7.6%
Communications Technology              7.6%
Services: Commercial                   6.7%
Financial - Miscellaneous              6.1%
Casinos & Gambling                     5.7%
Energy - Miscellaneous                 5.5%
Leisure Time                           5.4%
Computer Services Software & Systems   5.2%
Health Care - Miscellaneous            3.9%
Other*                                36.3%
Short-Term Investment                  1.9%

*    Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

64

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

FOCUS EQUITY PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

COMMON STOCKS (97.7%)
ADVERTISING AGENCIES (1.0%)
Lamar Advertising Co., Class A                                     (a)14,100   $           603
- ----------------------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION (1.8%)
Genentech, Inc.                                                    (a)19,900             1,083
- ----------------------------------------------------------------------------------------------
CASINOS & GAMBLING (5.6%)
GTECH Holdings Corp.                                                  25,200               654
International Game Technology                                         45,500             1,564
Las Vegas Sands Corp.                                               (a)6,762               324
Station Casinos, Inc.                                                 16,800               919
- ----------------------------------------------------------------------------------------------
                                                                                         3,461
==============================================================================================
COMMUNICATIONS & MEDIA (1.6%)
News Corp., Class B                                                   51,000               979
- ----------------------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY (7.5%)
America Movil S.A. de C.V., Class L ADR                               20,000             1,047
Crown Castle International Corp.                                   (a)88,737             1,476
QUALCOMM, Inc.                                                        49,264             2,089
- ----------------------------------------------------------------------------------------------
                                                                                         4,612
==============================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (5.1%)
Google, Inc., Class A                                               (a)2,000               386
Microsoft Corp.                                                      103,500             2,765
- ----------------------------------------------------------------------------------------------
                                                                                         3,151
==============================================================================================
COMPUTER TECHNOLOGY (3.5%)
Dell, Inc.                                                         (a)50,925             2,146
- ----------------------------------------------------------------------------------------------
CONSUMER ELECTRONICS (7.6%)
Electronic Arts, Inc.                                              (a)35,400             2,183
Yahoo!, Inc.                                                       (a)65,440             2,466
- ----------------------------------------------------------------------------------------------
                                                                                         4,649
==============================================================================================
DRUGS & PHARMACEUTICALS (1.5%)
Gilead Sciences, Inc.                                              (a)25,600               896
- ----------------------------------------------------------------------------------------------
EDUCATION SERVICES (3.2%)
Apollo Group, Inc., Class A                                        (a)24,100             1,945
- ----------------------------------------------------------------------------------------------
ELECTRONICS: INSTRUMENTS GAUGES & METERS (1.4%)
Fisher Scientific International, Inc.                              (a)14,100               880
- ----------------------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (1.5%)
Marvell Technology Group Ltd.                                      (a)26,800               951
- ----------------------------------------------------------------------------------------------
ENERGY -- MISCELLANEOUS (5.5%)
Suncor Energy, Inc.                                                   41,800             1,480
Ultra Petroleum Corp.                                              (a)39,570             1,905
- ----------------------------------------------------------------------------------------------
                                                                                         3,385
==============================================================================================
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (1.1%)
Paychex, Inc.                                                         20,230               689
- ----------------------------------------------------------------------------------------------
FINANCIAL -- MISCELLANEOUS (6.1%)
Berkshire Hathaway, Inc., Class B                                     (a)553             1,624
Brascan Corp., Class A                                                37,200             1,340
Moody's Corp.                                                          8,600               747
- ----------------------------------------------------------------------------------------------
                                                                                         3,711
==============================================================================================
FOODS (2.6%)
Wrigley (W.M.) Jr. Co.                                                22,700             1,571
- ----------------------------------------------------------------------------------------------
HEALTH CARE -- MISCELLANEOUS (3.8%)
Alcon, Inc.                                                           21,300             1,717
Caremark Rx, Inc.                                                  (a)16,300               642
- ----------------------------------------------------------------------------------------------
                                                                                         2,359
==============================================================================================
HEALTH CARE SERVICES (2.8%)
UnitedHealth Group, Inc.                                              19,300   $         1,699
- ----------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (2.2%)
Franklin Resources, Inc.                                              19,600             1,365
- ----------------------------------------------------------------------------------------------
LEISURE TIME (5.4%)
Carnival Corp.                                                        57,400             3,308
- ----------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- MISCELLANEOUS (3.8%)
Newmont Mining Corp.                                                  51,800             2,300
- ----------------------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (3.2%)
Kinetic Concepts, Inc.                                              (a)9,100               694
Zimmer Holdings, Inc.                                              (a)15,900             1,274
- ----------------------------------------------------------------------------------------------
                                                                                         1,968
==============================================================================================
MISCELLANEOUS (1.0%)
Monsanto Co.                                                          11,100               617
- ----------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (2.0%)
Univision Communications, Inc., Class A                            (a)41,320             1,209
- ----------------------------------------------------------------------------------------------
RETAIL (8.1%)
Chico's FAS, Inc.                                                  (a)16,200               738
Home Depot, Inc.                                                      29,100             1,244
Petsmart, Inc.                                                        26,970               958
Wal-Mart Stores, Inc.                                                 38,100             2,012
- ----------------------------------------------------------------------------------------------
                                                                                         4,952
==============================================================================================
SERVICES: COMMERCIAL (6.6%)
Corporate Executive Board Co.                                         14,000               937
eBay, Inc.                                                         (a)26,960             3,135
- ----------------------------------------------------------------------------------------------
                                                                                         4,072
==============================================================================================
UTILITIES: GAS PIPELINES (1.1%)
Questar Corp.                                                         13,500               688
- ----------------------------------------------------------------------------------------------
UTILITIES: TELECOMMUNICATIONS (1.1%)
Nextel Communications, Inc., Class A                               (a)21,900               657
- ----------------------------------------------------------------------------------------------
    TOTAL COMMON STOCKS (COST $53,840)                                                  59,906
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (1.9%)
REPURCHASE AGREEMENT (1.9%)
J.P. Morgan Securities, Inc., 2.00%,
     dated 12/31/04, due 1/3/05,
     repurchase price $1,175
    (COST $1,175)                                               $   (f)1,175             1,175
- ----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%) (COST $55,015)                                                61,081
==============================================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)                                               235
==============================================================================================
NET ASSETS (100%)                                                              $        61,316
==============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              65

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

FOCUS EQUITY PORTFOLIO

(a)    Non-income producing security.
(f)    Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm
       Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan
       Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National
       Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and
       Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
ADR    American Depositary Receipts

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

66

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

SMALL COMPANY GROWTH PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                  SMALL                                   LIPPER
                  COMPANY                                 SMALL-CAP
FISCAL YEAR       GROWTH              RUSSELL             GROWTH
ENDED             PORTFOLIO -         2000 GROWTH         FUNDS
DECEMBER 31       CLASS A             INDEX               INDEX

1994               500000              500000              500000
1995               666550              655200              682521
1996               691346              728976              798872
1997               769883              823378              888548
1998               981908              833505              897122
1999              1928959             1192663             1445873
2000              1800799              925149             1326555
2001              1581389              839757             1157480
2002              1229056              585647              835575
2003              1771438              869920             1209704
2004              2110950              994400             1340250

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                    SMALL                                       LIPPER
                    COMPANY                                     SMALL-CAP
                    GROWTH                  RUSSELL             GROWTH
                    PORTFOLIO -             2000 GROWTH         FUNDS
                    CLASS B                 INDEX               INDEX

**                  100000                  100000              100000
1996                103580                  111000              117361
1997                115108                  125375              130535
1998                146027                  126917              131795
1999                286168                  181605              212411
2000                266680                  140871              194882
2001                233745                  127869              170043
2002                181293                   89176              122753
2003                260699                  132461              177715
2004                309710                  151600              196890

*    Minimum Investment
**   Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE RUSSELL 2000 GROWTH INDEX(1) AND THE LIPPER
SMALL-CAP GROWTH FUNDS INDEX(2)

                                                          TOTAL RETURNS(3)
                                           ----------------------------------------------
                                                                 AVERAGE ANNUAL
                                                      -----------------------------------
                                               ONE       FIVE         TEN           SINCE
                                              YEAR      YEARS       YEARS    INCEPTION(6)
- -----------------------------------------------------------------------------------------

Portfolio - Class A (4)                      19.17%      1.82%      15.49%          13.54%
Russell 2000 Growth Index                    14.31      (3.57)       7.12            7.56
Lipper Small-Cap Growth Funds Index          10.79      (1.51)      10.36           10.78
Portfolio - Class B (5)                      18.79       1.58          --           13.39
Russell 2000 Growth Index                    14.31      (3.57)         --            4.73
Lipper Small-Cap Growth Funds Index          10.79      (1.51)         --            7.82

(1)  Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the
     Lipper Small-Cap Growth Funds classification.
(3)  Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on November 1, 1989
(5)  Commenced offering on January 2, 1996
(6)  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO
SHARES.

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in
U.S. markets. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 19.17%
for the Class A shares, net of fees, and 18.79% for the Class B shares, net of fees, compared to 14.31% for the Russell 2000 Growth Index (the "Index").

                                                                              67

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

SMALL COMPANY GROWTH PORTFOLIO

FACTORS AFFECTING PERFORMANCE

   -  The Portfolio outperformed the Index primarily as a result of stock selection, although sector weights also had a favorable impact.

   -  Stock selection within technology significantly exceeded the index sector return, and coupled with an underweight this was the strongest contributor to performance relative to the Index. Communications technology, software and electronics were particularly strong in the Portfolio. Technology was the only sector of the Index with a negative return, while stocks held in the Portfolio advanced sharply.

   -  Energy was the top performing segment of the Index and the Portfolio. An overweight in this sector, combined with superior stock selection added favorably to results. Crude oil producers had a positive impact, benefiting from rising prices throughout the year.

   -  Consumer discretionary was the largest sector in the Portfolio and the largest overweight relative to the Index. Stock selection exceeded the
      Index sector return, and combined with an overweight contributed to the
      Portfolio's performance. Casinos and gambling, hotel/motel and leisure names performed well.

   -  Underperformance in small sectors such as materials and processing and utilities detracted modestly from results.

MANAGEMENT STRATEGIES

   -  On average, the three largest sectors in the Portfolio during 2004 were consumer discretionary, healthcare and technology.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the rate Portfolio's actual expense ratio and an assumed of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                             EXPENSES PAID
                                                          ENDING ACCOUNT    DURING PERIOD*
                                              BEGINNING            VALUE   JULY 1, 2004 --
                                          ACCOUNT VALUE     DECEMBER 31,      DECEMBER 31,
                                           JULY 1, 2004             2004             2004
- ------------------------------------------------------------------------------------------

CLASS A
Actual                                     $   1,000.00     $   1,100.10      $       5.81
Hypothetical (5% average
annual return before expenses)                 1,000.00         1,019.61              5.58

CLASS B
Actual                                         1,000.00         1,098.50              7.12
Hypothetical (5% average
annual return before expenses)                 1,000.00         1,018.35              6.85

* Expenses are equal to Class A and Class B annualized net expense ratios of
     1.10% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Retail                                              9.4%
Computer Services Software & Systems                8.0%
Casinos & Gambling                                  6.3%
Energy - Miscellaneous                              6.2%
Services: Commercial                                5.0%
Leisure Time                                        4.3%
Health Care Services                                4.2%
Medical & Dental Instruments & Supplies             3.9%
Hotel/Motel                                         3.5%
Health Care - Miscellaneous                         3.3%
Other*                                             41.7%
Short-Term Investments                              4.2%

*    Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

68

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

SMALL COMPANY GROWTH PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

COMMON STOCKS (96.7%)
BANKS: OUTSIDE NEW YORK CITY (1.1%)
Texas Regional Bancshares, Inc.                                      147,371   $         4,816
UCBH Holdings, Inc.                                                  220,200            10,090
- ----------------------------------------------------------------------------------------------
                                                                                        14,906
==============================================================================================
BIOTECHNOLOGY RESEARCH & PRODUCTION (1.2%)
Idexx Laboratories, Inc.                                          (a)141,500             7,724
MGI Pharma, Inc.                                                  (a)111,800             3,132
Telik, Inc.                                                       (a)267,525             5,120
- ----------------------------------------------------------------------------------------------
                                                                                        15,976
==============================================================================================
BUILDING: CEMENT (1.7%)
Eagle Materials, Inc.                                                 85,600             7,216
Florida Rock Industries, Inc.                                        258,200            15,371
- ----------------------------------------------------------------------------------------------
                                                                                        22,587
==============================================================================================
CASINOS & GAMBLING (6.4%)
Kerzner International Ltd.                                        (a)468,700            28,146
Lakes Entertainment, Inc.                                         (a)523,900             8,534
Penn National Gaming, Inc.                                        (a)538,700            32,618
Shuffle Master, Inc.                                              (a)382,750            18,028
- ----------------------------------------------------------------------------------------------
                                                                                        87,326
==============================================================================================
COMMUNICATIONS TECHNOLOGY (2.8%)
Plantronics, Inc.                                                    145,000             6,013
Spectrasite, Inc.                                                 (a)555,700            32,175
- ----------------------------------------------------------------------------------------------
                                                                                        38,188
==============================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (8.1%)
Akamai Technologies, Inc.                                         (a)867,700            11,306
Avocent Corp.                                                     (a)117,900             4,777
FileNET Corp.                                                     (a)203,000             5,229
Hyperion Solutions Corp.                                          (a)146,300             6,820
Macromedia, Inc.                                                  (a)153,900             4,789
Micros Systems, Inc.                                              (a)149,100            11,639
Neoforma, Inc.                                                    (a)592,029             4,553
Netease.com ADR                                                   (a)103,500             5,468
Salesforce.com, Inc.                                              (a)555,000             9,402
Sina Corp.                                                        (a)180,900             5,800
SkillSoft plc ADR                                               (a)1,002,300             5,663
SS&C Technologies, Inc.                                              233,300             4,818
Transact Technologies, Inc.                                       (a)305,850             6,533
ValueClick, Inc.                                                  (a)368,150             4,907
Verint Systems, Inc.                                              (a)172,300             6,260
Websense, Inc.                                                    (a)250,600            12,710
- ----------------------------------------------------------------------------------------------
                                                                                       110,674
==============================================================================================
COMPUTER TECHNOLOGY (2.1%)
RSA Security, Inc.                                                (a)715,900            14,361
Shanda Interactive Entertainment Ltd. ADR                         (a)334,100            14,199
- ----------------------------------------------------------------------------------------------
                                                                                        28,560
==============================================================================================
CONSTRUCTION (0.6%)
Chicago Bridge & Iron Co. N.V. (NY Shares)                           196,000             7,840
- ----------------------------------------------------------------------------------------------
CONSUMER ELECTRONICS (1.1%)
Activision, Inc.                                                  (a)274,700             5,543
CNET Networks, Inc.                                               (a)894,000            10,040
- ----------------------------------------------------------------------------------------------
                                                                                        15,583
==============================================================================================
CONSUMER PRODUCTS (0.4%)
PlanetOut, Inc.                                                   (a)363,800   $         4,948
- ----------------------------------------------------------------------------------------------
DIVERSIFIED (0.4%)
Beacon Roofing Supply, Inc.                                       (a)304,400             6,045
- ----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (1.2%)
Calamos Asset Management, Inc., Class A                           (a)602,000            16,254
- ----------------------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS (1.7%)
Flamel Technologies ADR                                           (a)315,830             6,156
Gen-Probe, Inc.                                                   (a)224,400            10,145
Noven Pharmaceuticals, Inc.                                       (a)413,500             7,054
- ----------------------------------------------------------------------------------------------
                                                                                        23,355
==============================================================================================
EDUCATION SERVICES (3.2%)
Bright Horizons Family Solutions, Inc.                            (a)147,000             9,520
Laureate Education, Inc.                                          (a)171,200             7,548
Strayer Education, Inc.                                              237,150            26,037
- ----------------------------------------------------------------------------------------------
                                                                                        43,105
==============================================================================================
ELECTRICAL & ELECTRONICS (0.9%)
Flir Systems, Inc.                                                (a)200,900            12,815
- ----------------------------------------------------------------------------------------------
ELECTRONICS (1.1%)
Avid Technology, Inc.                                             (a)241,600            14,919
- ----------------------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (1.4%)
Microsemi Corp.                                                   (a)256,100             4,446
Tessera Technologies, Inc.                                        (a)399,000            14,847
- ----------------------------------------------------------------------------------------------
                                                                                        19,293
==============================================================================================
ENERGY -- MISCELLANEOUS (6.2%)
Bill Barrett Corp.                                                (a)211,800             6,775
Denbury Resources, Inc.                                           (a)572,300            15,710
Gasco Energy, Inc.                                              (a)1,801,700             7,675
Quicksilver Resources, Inc.                                       (a)761,400            28,004
Range Resources Corp.                                                242,900             4,970
Southwestern Energy Co.                                           (a)334,100            16,936
Veritas DGC, Inc.                                                 (a)221,600             4,966
- ----------------------------------------------------------------------------------------------
                                                                                        85,036
==============================================================================================
ENGINEERING & CONTRACTING SERVICES (0.5%)
Washington Group International, Inc.                              (a)167,100             6,893
- ----------------------------------------------------------------------------------------------
ENTERTAINMENT (0.5%)
Lions Gate Entertainment Corp.                                    (a)653,700             6,942
- ----------------------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (0.4%)
Advent Software, Inc.                                             (a)298,900             6,122
- ----------------------------------------------------------------------------------------------
FINANCIAL -- MISCELLANEOUS (0.7%)
Interactive Data Corp.                                            (a)463,175            10,069
- ----------------------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES (0.7%)
Eclipsys Corp.                                                    (a)467,300             9,547
- ----------------------------------------------------------------------------------------------
HEALTH CARE -- MISCELLANEOUS (3.4%)
Adeza Biomedical Corp.                                            (a)268,391             4,710
Advanced Medical Optics, Inc.                                     (a)248,500            10,223
VCA Antech, Inc.                                                (a)1,585,700            31,080
- ----------------------------------------------------------------------------------------------
                                                                                        46,013
==============================================================================================
HEALTH CARE SERVICES (4.2%)
Animas Corp.                                                      (a)285,250             4,459
Dade Behring Holdings, Inc.                                       (a)654,400            36,646
Stericycle, Inc.                                                  (a)350,725            16,116
- ----------------------------------------------------------------------------------------------
                                                                                        57,221
==============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              69

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

SMALL COMPANY GROWTH PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

HOMEBUILDING (0.6%)
Brookfield Homes Corp.                                               223,650   $         7,582
- ----------------------------------------------------------------------------------------------
HOTEL/MOTEL (3.5%)
BJ's Restaurants, Inc.                                            (a)464,950             6,509
Gaylord Entertainment Co.                                         (a)515,000            21,388
Great Wolf Resorts, Inc.                                          (a)659,862            14,741
Multimedia Games, Inc.                                            (a)359,500             5,666
- ----------------------------------------------------------------------------------------------
                                                                                        48,304
==============================================================================================
IDENTIFICATION CONTROL & FILTER DEVICES (0.4%)
CUNO, Inc.                                                         (a)92,500             5,495
- ----------------------------------------------------------------------------------------------
INSURANCE: PROPERTY & CASUALTY (0.8%)
Markel Corp.                                                       (a)29,850            10,865
- ----------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (1.7%)
Affiliated Managers Group, Inc.                                   (a)108,800             7,370
Greenhill & Co., Inc.                                                548,800            15,751
- ----------------------------------------------------------------------------------------------
                                                                                        23,121
==============================================================================================
LEISURE TIME (4.3%)
SCP Pool Corp.                                                       888,050            28,329
WMS Industries, Inc.                                              (a)902,000            30,253
- ----------------------------------------------------------------------------------------------
                                                                                        58,582
==============================================================================================
MACHINERY: INDUSTRIAL/SPECIALTY (0.3%)
Middleby Corp.                                                        93,900             4,763
- ----------------------------------------------------------------------------------------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES (0.4%)
CARBO Ceramics, Inc.                                                  83,000             5,727
- ----------------------------------------------------------------------------------------------
MANUFACTURED HOUSING (0.5%)
Winnebago Industries, Inc.                                           176,700             6,902
- ----------------------------------------------------------------------------------------------
MANUFACTURING (0.9%)
Actuant Corp., Class A                                            (a)229,200            11,953
- ----------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- MISCELLANEOUS (1.3%)
Agnico-Eagle Mines, Ltd.                                             521,600             7,172
Glamis Gold, Ltd.                                                 (a)633,200            10,866
- ----------------------------------------------------------------------------------------------
                                                                                        18,038
==============================================================================================
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (3.9%)
American Medical Systems Holdings, Inc.                           (a)242,300            10,131
Enzon Pharmaceuticals, Inc.                                       (a)188,500             2,586
Inamed Corp.                                                      (a)417,000            26,375
Sybron Dental Specialties, Inc.                                   (a)258,200             9,135
Techne Corp.                                                      (a)138,100             5,372
- ----------------------------------------------------------------------------------------------
                                                                                        53,599
==============================================================================================
METALS & MINERALS -- MISCELLANEOUS (0.7%)
Coeur d'Alene Mines Corp.                                       (a)2,498,200             9,818
- ----------------------------------------------------------------------------------------------
OIL: INTEGRATED DOMESTIC (0.5%)
Delta Petroleum Corp.                                             (a)465,650             7,301
- ----------------------------------------------------------------------------------------------
PAPER (0.5%)
Neenah Paper, Inc.                                                (a)205,900             6,712
- ----------------------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT (0.8%)
Cymer, Inc.                                                       (a)139,400             4,118
Dionex Corp.                                                      (a)116,700             6,613
- ----------------------------------------------------------------------------------------------
                                                                                        10,731
==============================================================================================
PUBLISHING: MISCELLANEOUS (0.5%)
ProQuest Co.                                                      (a)228,500             6,786
- ----------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (0.5%)
Radio One, Inc., Class D                                          (a)398,836             6,429
- ----------------------------------------------------------------------------------------------
RESTAURANTS (2.8%)
P.F. Chang's China Bistro, Inc.                                   (a)249,695   $        14,071
Sonic Corp.                                                       (a)545,907            16,650
Steak N Shake Co. (The)                                           (a)359,325             7,215
- ----------------------------------------------------------------------------------------------
                                                                                        37,936
==============================================================================================
RETAIL (9.4%)
AFC Enterprises, Inc.                                             (a)706,620            16,754
Blue Nile, Inc.                                                   (a)172,950             4,777
Build-A-Bear Workshop, Inc.                                       (a)336,920            11,843
CEC Entertainment, Inc.                                           (a)220,900             8,829
Guitar Center, Inc.                                               (a)411,400            21,677
Overstock.com, Inc.                                               (a)158,800            10,957
Petco Animal Supplies, Inc.                                       (a)337,600            13,328
Provide Commerce, Inc.                                            (a)147,700             5,487
Tractor Supply Co.                                                (a)405,900            15,104
Tuesday Morning Corp.                                             (a)658,600            20,173
- ----------------------------------------------------------------------------------------------
                                                                                       128,929
==============================================================================================
SERVICES: COMMERCIAL (5.0%)
51job, Inc. ADR                                                    (a)96,700             5,026
Advisory Board Co. (The)                                          (a)381,100            14,055
Arbitron, Inc.                                                    (a)159,775             6,260
Corporate Executive Board Co.                                        304,399            20,376
Macquarie Infrastructure Co. Trust                                (a)265,900             7,804
Universal Technical Institute, Inc.                               (a)387,300            14,764
- ----------------------------------------------------------------------------------------------
                                                                                        68,285
==============================================================================================
TELECOMMUNICATIONS EQUIPMENT (0.4)
Andrew Corp.                                                      (a)451,000             6,147
- ----------------------------------------------------------------------------------------------
TEXTILE APPAREL MANUFACTURERS (1.0%)
Carter's, Inc.                                                    (a)382,075            12,987
- ----------------------------------------------------------------------------------------------
TRANSPORTATION -- MISCELLANEOUS (0.4%)
Arlington Tankers Ltd.                                            (a)220,200             5,054
- ----------------------------------------------------------------------------------------------
TRUCKERS (1.3%)
Landstar System, Inc.                                             (a)240,200            17,688
- ----------------------------------------------------------------------------------------------
UTILITIES: MISCELLANEOUS (0.4%)
Petroleum Development Corp.                                       (a)128,400             4,952
- ----------------------------------------------------------------------------------------------
UTILITIES: TELECOMMUNICATIONS (1.9%)
Arbinet-thexchange, Inc.                                          (a)188,040             4,673
IDT Corp., Class B                                                (a)272,700             4,221
NII Holdings, Inc.                                                (a)150,044             7,119
PTEK Holdings, Inc.                                               (a)439,000             4,702
USA Mobility, Inc.                                                (a)140,800             4,972
- ----------------------------------------------------------------------------------------------
                                                                                        25,687
==============================================================================================
    TOTAL COMMON STOCKS (COST $1,098,639)                                            1,320,590
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.2%)
REPURCHASE AGREEMENT (4.2%)
J.P. Morgan Securities, Inc., 2.00%,
     dated 12/31/04, due 1/3/05,
     repurchase price $57,249
     (COST $57,239)                                             $  (f)57,239            57,239
==============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

70

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

SMALL COMPANY GROWTH PORTFOLIO

                                                                                         VALUE
                                                                                         (000)
- ----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.9%) (COST $1,155,878)                                   $     1,377,829
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.9%)                                          (12,820)
==============================================================================================
NET ASSETS (100%)                                                              $     1,365,009
==============================================================================================

(a)    Non-income producing security.
(f)    Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm
       Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan
       Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National
       Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and
       Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
ADR    American Depositary Receipts

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              71

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

U.S. REAL ESTATE PORTFOLIO

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT SINCE INCEPTION

                 U.S. REAL
FISCAL YEAR      ESTATE                 NAREIT              LIPPER
ENDED            PORTFOLIO -            EQUITY              REAL ESTATE
DECEMBER 31      CLASS A                INDEX               FUNDS INDEX

**                500000                 500000              500000
1995              605450                 575000              312264
1996              845087                 777803              411648
1997             1078669                 935385              496347
1998              948257                 771693              411938
1999              934128                 736040              396825
2000             1210910                 930134              498248
2001             1322919                1059702              548679
2002             1325301                1100183              568570
2003             1823746                1508681              780160
2004             2503650                1985050             1030783

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                  U.S. REAL
FISCAL YEAR       ESTATE                   NAREIT              LIPPER
ENDED             PORTFOLIO -              EQUITY              REAL ESTATE
DECEMBER 31       CLASS B                  INDEX               FUNDS INDEX

***               100000                   100000              100000
1996              138250                   135270              131602
1997              175868                   162676              158680
1998              153849                   134207              131695
1999              151188                   128007              126863
2000              195576                   161762              159288
2001              212943                   184296              175410
2002              212816                   191336              181769
2003              292089                   262379              249414
2004              400100                   345260              329540

*    Minimum Investment
**   Commenced operations on February 24, 1995
***  Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT
TRUSTS (NAREIT) EQUITY INDEX(1) AND THE LIPPER REAL ESTATE FUNDS INDEX(2)

                                                            TOTAL RETURNS(3)
                                                        ------------------------
                                                               AVERAGE ANNUAL
                                                           ---------------------
                                                     ONE     FIVE          SINCE
                                                    YEAR    YEARS   INCEPTION(6)
- --------------------------------------------------------------------------------

Portfolio - Class A (4)                            37.28%   21.86%         17.77%
NAREIT Equity Index                                31.58    21.95          15.03
Lipper Real Estate Funds Index                     32.12    21.04             --
Portfolio - Class B (5)                            36.95    21.49          16.66
NAREIT Equity Index                                31.58    21.95          14.77
Lipper Real Estate Funds Index                     32.12    21.04          14.18

(1)  The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock
     Exchange and the NASDAQ National Market System, including dividends.
(2)  The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real
     Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this
     Index. As of the date of this report, the Portfolio is in the Lipper Real
     Estate Funds classification.
(3)  Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on February 24, 1995
(5)  Commenced offering on January 2, 1996
(6)  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO
SHARES.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified, and the value of its shares may be substantially affected by economic events in the real estate industry.

72

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

U.S. REAL ESTATE PORTFOLIO

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 37.28%
for the Class A shares, net of fees, and 36.95% for the Class B shares, net of fees, compared to 31.58% for the National Association of Real Estate Investment
Trusts (NAREIT) Equity Index (the "Index").

FACTORS AFFECTING PERFORMANCE

- -    We believe there were two primary catalysts for the remarkable performance of real estate securities in 2004.

- -    First, the sector continued to benefit from the strong favorable funds flows from both retail and institutional investors committed to increasing their allocations to real estate securities. In 2004, fund flows to dedicated REIT mutual funds totaled $6.9 billion, which represented the highest level of total annual net inflows and surpassed the $4.5 billion received in 2003.

- -    Aside from the strong funds flows to the sector, the continued
     improvement in underlying real estate values contributed to and supported rising REIT share prices in 2004. Several large portfolio transactions and public company mergers in the latter half of the year provided evidence of a continuation of the improvement in property prices.

- -    Other key factors that impacted stocks during the year were a slower than expected recovery in the job market for the year, no back-up in interest rates and continued strength in consumer spending.

- -    For the full year, among the major sectors, the office stocks underperformed while the apartment and retail stocks outperformed. The office companies suffered as it became clear throughout the year that the office recovery will take significantly longer than investors had expected.
     Although the apartment recovery was also dampened by weaker job growth and the continued loss of tenants to for-sale housing, portfolio transactions and M&A activity continued to demonstrate the robust underlying property values, which supported valuations of apartment stocks. Retail stocks remained strong throughout the year as favorable earnings and transaction activities supported these stocks. This was particularly the case in the malls, which were the best performing stocks, as multiple portfolio transactions proved the high values of these assets. The hotel REITs provided strong operating results throughout the year and performed in-line due to a strong rally in December. Healthcare REITs were the weakest performers as the external growth prospects for these companies remained muted.

- -    Stock selection was the largest contributor to the Portfolio's outperformance versus the Index this year and sector allocation was also favorable. From a bottom-up perspective, the most significant contributions were generated in the apartment, office and hotel sectors. In apartments, the Portfolio benefited from the strong relative performance from the owners of coastal assets. The outperformance in the office space was driven by the predominant exposure to owners in the stronger office markets of New
     York, Washington D.C. and Southern California. Favorable attribution in the hotel sector was due to the preference for owners of upscale urban hotel assets. From a top-down perspective, the most significant favorable contributors to outperformance were from the overweight to the mall sector and underweight to the mixed office/industrial, specialty and healthcare sectors.

MANAGEMENT STRATEGIES

- -    We have maintained the Portfolio's core investment philosophy as a real estate value investor. This results in the ownership of stocks that provide what we view as the best valuation relative to their underlying real estate values.

- -    Current top-down preferences include an overweighting of companies that are focused in the ownership of upscale urban hotels, coastal apartments, higher-end malls and urban offices, and underweighting to owners of strip shopping centers and suburban offices.

- -    The overweighting in the hotel sector continues to be accomplished through the ownership of companies that are owners of portfolios of major upscale urban hotel assets, which are recovering along with the return of corporate travel. The hotel REITs benefited from improving fundamentals, as gains in occupancy were complemented by improvements in average daily rate and new supply remains limited. Transaction activity during the year provided further evidence that the public hotel companies are trading below private market values.

- -    We remain optimistic for the prospects of a recovery in fundamentals for the apartment sector due to evidence of job growth and the growing disparity between affordability for rental versus for-sale housing.
     Clearly, this remains tied to the continuation of an economic recovery and related job growth. Given the short lease term structure, this sector should be well-positioned for a recovery, beginning gradually in 2005. We believe

                                                                              73

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

U.S. REAL ESTATE PORTFOLIO

     valuations remain most attractive in the owners of coastal assets, as the stocks are trading below private market values, which have continued to improve.

- -    We remain cautious on the prospects of a recovery in fundamentals for the office sector. While the sector is similar to the apartments in that it requires a job recovery in order to generate better demand, there are several notable differences. Tenants are currently leasing excess office space, which will absorb part of the demand recovery. In addition, there are high costs required for attracting and retaining tenants. Finally, given the longer lease term, office owners will face a roll down in rents at lease expiration in most markets for the next several years. Thus, despite improvements in occupancy, a recovery in both net effective rents and NAV per share, REITs in the office sector are likely to lag that of other real estate sectors. Despite weak overall national trends, there are a number of markets with considerably better characteristics.

- -    In retail, we continue to favor malls over the open-air shopping centers, which in our opinion, appear expensive versus underlying real estate values. Within both sub-sectors, we continue to favor owners of higher quality assets in major metropolitan areas. For the malls, this results in a preference for owners of large malls that dominate a trade area. Within open-air centers, we prefer the in-fill centers anchored by leading grocers and the dominant community centers with multiple key anchor tenants.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                             EXPENSES PAID
                                                          ENDING ACCOUNT    DURING PERIOD*
                                              BEGINNING            VALUE   JULY 1, 2004 --
                                          ACCOUNT VALUE     DECEMBER 31,      DECEMBER 31,
                                           JULY 1, 2004             2004              2004
- ------------------------------------------------------------------------------------------

CLASS A
Actual                                     $   1,000.00     $   1,283.30      $       5.45
Hypothetical (5% average
annual return before expenses)                 1,000.00         1,020.36              4.82

CLASS B
Actual                                         1,000.00         1,281.70              6.83
Hypothetical (5% average
annual return before expenses)                 1,000.00         1,019.15              6.04

* Expenses are equal to Class A and Class B annualized net expense ratios of
     0.95% and 1.19%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Office                                             22.3%
Residential Apartments                             18.2%
Retail Regional Malls                              15.4%
Lodging/Resorts                                    13.2%
Retail Strip Centers                                8.1%
Industrial                                          7.2%
Self Storage                                        5.8%
Diversified                                         5.4%
Other*                                              3.0%
Short-Term Investment                               1.4%

*    Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

74

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

U.S. REAL ESTATE PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

COMMON STOCKS (97.6%)
DIVERSIFIED (5.4%)
Capital Automotive REIT                                               53,400   $         1,897
Correctional Properties Trust REIT                                   148,630             4,293
Forest City Enterprises, Inc., Class A                               210,170            12,095
Spirit Finance Corp. REIT                                         (a)265,100             3,353
Vornado Realty Trust REIT                                            557,800            42,465
Wellsford Real Properties, Inc.                                   (a)218,389             3,149
- ----------------------------------------------------------------------------------------------
                                                                                        67,252
==============================================================================================
HEALTH CARE (2.2%)
Health Care Property Investors, Inc. REIT                            124,100             3,436
Healthcare Realty Trust, Inc. REIT                                    56,100             2,283
Omega Healthcare Investors, Inc. REIT                                754,300             8,901
Senior Housing Properties Trust REIT                                 485,900             9,203
Ventas, Inc. REIT                                                    141,900             3,890
- ----------------------------------------------------------------------------------------------
                                                                                        27,713
==============================================================================================
INDUSTRIAL (7.1%)
AMB Property Corp. REIT                                              963,220            38,904
BRCP Realty LP I                                             (d)(i)2,117,638             2,118
Cabot Industrial Value Fund, Inc.                                (d)(i)1,904               952
Catellus Development Corp. REIT                                      292,500             8,950
ProLogis REIT                                                        877,289            38,013
- ----------------------------------------------------------------------------------------------
                                                                                        88,937
==============================================================================================
LODGING/RESORTS (12.5%)
Hilton Hotels Corp.                                                1,641,900            37,337
Host Marriot Corp. REIT                                            2,462,000            42,593
Innkeepers USA Trust REIT                                             43,100               612
Interstate Hotels & Resorts, Inc.                                 (a)257,080             1,378
Lodgian, Inc.                                                     (a)176,900             2,176
Meristar Hospitality Corp. REIT                                   (a)564,725             4,715
Starwood Hotels & Resorts Worldwide, Inc.                          1,094,393            63,912
Sunstone Hotel Investors, Inc. REIT                                  109,750             2,281
Wyndham International, Inc., Class A                              (a)985,554             1,173
- ----------------------------------------------------------------------------------------------
                                                                                       156,177
==============================================================================================
OFFICE (22.3%)
Arden Realty, Inc. REIT                                            1,175,400            44,336
Beacon Capital Partners, Inc.                               (a)(d)(i)335,100             1,420
Boston Properties, Inc. REIT                                         876,150            56,661
Brandywine Realty Trust REIT                                         131,000             3,850
Brookfield Properties Co.                                          2,029,601            75,907
Equity Office Properties Trust REIT                                1,180,407            34,373
Mack-Cali Realty Corp. REIT                                          376,975            17,352
PS Business Parks, Inc. REIT                                         123,900             5,588
Reckson Associates Realty Corp. REIT                                 717,800            23,551
SL Green Realty Corp. REIT                                           172,550            10,448
Trizec Properties, Inc. REIT                                         223,500             4,229
- ----------------------------------------------------------------------------------------------
                                                                                       277,715
==============================================================================================
RESIDENTIAL APARTMENTS (18.2%)
American Campus Communities, Inc. REIT                               140,700             3,164
Amli Residential Properties Trust REIT                                58,600             1,875
Apartment Investment & Management Co.,
   Class A REIT                                                      522,400   $        20,133
Archstone-Smith Trust REIT                                         1,608,096            61,590
AvalonBay Communities, Inc. REIT                                     942,362            70,960
BRE Properties REIT                                                   11,650               470
Brookfield Homes Corp.                                                 4,300               146
Equity Residential REIT                                              714,850            25,863
Essex Property Trust, Inc. REIT                                      299,200            25,073
Gables Residential Trust REIT                                         36,900             1,321
Post Properties, Inc. REIT                                           456,950            15,948
- ----------------------------------------------------------------------------------------------
                                                                                       226,543
==============================================================================================
RESIDENTIAL MANUFACTURED HOMES (0.8%)
Equity Lifestyle Properties, Inc. REIT                               282,060            10,084
- ----------------------------------------------------------------------------------------------
RETAIL REGIONAL MALLS (15.3%)
General Growth Properties, Inc. REIT                                 749,590            27,105
Macerich Co. (The) REIT                                              321,100            20,165
Simon Property Group, Inc. REIT                                    1,762,252           113,965
Taubman Centers, Inc. REIT                                           970,478            29,066
- ----------------------------------------------------------------------------------------------
                                                                                       190,301
==============================================================================================
RETAIL STRIP CENTERS (8.1%)
Acadia Realty Trust REIT                                             345,340             5,629
BPP Liquidating Trust REIT                                        (d)113,290                36
Developers Diversified Realty Corp. REIT                             129,500             5,746
Federal Realty Investment Trust REIT                                 891,900            46,066
Heritage Property Investment Trust REIT                              169,425             5,437
Kimco Realty Corp. REIT                                               54,280             3,148
Pan Pacific Retail Properties, Inc. REIT                              44,980             2,820
Regency Centers Corp. REIT                                           584,200            32,365
- ----------------------------------------------------------------------------------------------
                                                                                       101,247
==============================================================================================
SELF STORAGE (5.7%)
Public Storage, Inc. REIT                                            742,690            41,405
Shurgard Storage Centers, Inc., Class A
   REIT                                                              685,980            30,190
- ----------------------------------------------------------------------------------------------
                                                                                        71,595
==============================================================================================
   TOTAL COMMON STOCKS (COST $746,258)                                               1,217,564
==============================================================================================
PREFERRED STOCKS (0.8%)
LODGING/RESORTS (0.7%)
Wyndham International, Inc., Series II                          (d)(i)53,537             2,963
Wyndham, Series B                                              (d)(i)100,022             5,259
- ----------------------------------------------------------------------------------------------
                                                                                         8,222
==============================================================================================
RESIDENTIAL APARTMENTS (0.0%)
Atlantic Gulf Communities Corp., Series B                      (a)(d)107,021               @--
Atlantic Gulf Communities Corp., Series B                   (a)(d)(i)140,284               @--
Atlantic Gulf Communities Corp., Series
   B (Convertible)                                              (a)(d)75,765               @--
- ----------------------------------------------------------------------------------------------
                                                                                           @--
==============================================================================================
RETAIL REGIONAL MALLS (0.1%)
Simon Property Group, Inc.                                            18,855             1,117
- ----------------------------------------------------------------------------------------------
   TOTAL PREFERRED STOCKS (COST $8,354)                                                  9,339
==============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              75

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

U.S. REAL ESTATE PORTFOLIO

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (1.4%)
REPURCHASE AGREEMENT (1.4%)
J.P. Morgan Securities, Inc., 2.00%,
   dated 12/31/04, due 1/3/05,
   repurchase price $17,346
   (COST $17,343)                                               $  (f)17,343   $        17,343
- ----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%) (COST $771,955)                                            1,244,246
==============================================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                             2,652
==============================================================================================
NET ASSETS (100%)                                                              $     1,246,898
==============================================================================================

(a)    Non-income producing security.
(d)    Security was valued at fair value -- At December 31, 2004, the Portfolio held $12,748,000 of fair valued securities, representing 1.0% of net assets.
(f)    Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm
       Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan
       Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National
       Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and
       Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
(i)    Restricted security not registered under the Securities Act of 1933.
       Beacon Capital Partners, Inc. was acquired 3/98 and has a current cost basis of $1,420,000. Wyndham, Series B Preferred was acquired 6/99 -
       12/04 and has a current cost basis of $3,037,000. Wyndham International,
       Inc., Series II Preferred was acquired 11/00 - 12/04 and has a current cost basis of $1,686,000. Atlantic Gulf Communities Corp., Series B
       Preferred was acquired 6/97 and has a current cost basis of $790,000.
       Cabot Industrial Value Fund, Inc. was acquired 12/03-11/04 and has a current cost basis of $952,000. BRCP REIT LLC I was acquired 03/03-12/04 and has a current cost basis of $2,118,000. At December 31, 2004, these securities had an aggregate market value of $10,003,000, representing
       0.8% of net assets.
@      Face Amount/Value is less than $500.
REIT   Real Estate Investment Trust

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

76

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

VALUE EQUITY PORTFOLIO

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

FISCAL YEAR       VALUE EQUITY                                        LIPPER LARGE-CAP
ENDED             PORTFOLIO -         RUSSELL 1000      S&P 500       VALUE FUNDS
DECEMBER 31       CLASS A             VALUE INDEX       INDEX         INDEX

1994               500000              500000            500000        500000
1995               668470              691800            687720        666214
1996               800386              841506            845648        806553
1997              1034111             1137547           1127790       1036211
1998              1125009             1315346           1450045       1225222
1999              1255847             1412024           1755192       1357292
2000              1482905             1511148           1595206       1383822
2001              1459920             1426613           1405776       1265153
2002              1106327             1205202           1095310       1016213
2003              1449842             1567125           1409445       1300726
2004              1661150             1825500           1562950       1456750

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

FISCAL YEAR           VALUE EQUITY                                        LIPPER LARGE-CAP
ENDED                 PORTFOLIO -         RUSSELL 1000      S&P 500       VALUE FUNDS
DECEMBER 31           CLASS A             VALUE INDEX       INDEX         INDEX

**                    100000              100000            100000        100000
1996                  122590              120850            122964        120291
1997                  161819              163365            163990        154543
1998                  182192              188899            210848        182733
1990                  209921              202783            255219        202430
2000                  258035              217018            231956        206387
2001                  253933              204878            204411        188688
2002                  202333              173081            159267        151561
2003                  273069              225057            204945        193994
2004                  311500              262190            225430        217260

*  Minimum Investment
** Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE RUSSELL 1000 VALUE INDEX(1), THE S&P 500 INDEX(2)
AND THE LIPPER LARGE-CAP VALUE FUNDS INDEX(3)

                                                 TOTAL RETURNS(4)
                                     ----------------------------------------
                                                      AVERAGE ANNUAL
                                              -------------------------------
                                      ONE      FIVE       TEN          SINCE
                                     YEAR     YEARS     YEARS   INCEPTION(7)
- -----------------------------------------------------------------------------

Portfolio - Class A (5)              14.56%    5.75%    12.76%         11.13%
Russell 1000 Value Index             16.49     5.27     13.83          12.59
S&P 500 Index                        10.88    (2.30)    12.07          11.52
Lipper Large-Cap Value Funds Index   12.00     1.42     11.29          11.11
Portfolio - Class B (6)              14.07     6.71        --          13.46
Russell 1000 Value Index             16.49     5.27        --          11.31
S&P 500 Index                        10.88    (2.30)       --           9.46
Lipper Large-Cap Value Funds Index   12.00     1.42        --           9.01

(1)  The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
(2)  The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(3)  The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the
     Lipper Large-Cap Value Funds classification.
(4)  Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(5)  Commenced operations on January 31, 1990
(6)  Commenced offering on January 2, 1996
(7)  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO
SHARES.

The Value Equity Portfolio seeks high total return by investing primarily in equity securities that the Advisor believes to be undervalued relative to the stock market in general at the time of purchase.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 14.56%
for the Class A shares, net of fees, and 14.07% for the Class B shares, net of fees, compared to

                                                                              77

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

VALUE EQUITY PORTFOLIO

16.49% for the Russell 1000 Value Index (the "Index") and 10.88% for the S&P 500
Index.

FACTORS AFFECTING PERFORMANCE

   -  For the second consecutive year, the markets finished in positive territory and stock prices continued to advance as the economy grew throughout the year.

   -  Total returns in the market were strongest in sectors that were economically sensitive including industrials, materials and energy, which performed well as the price of oil steadily climbed throughout the year.

   -  Stock selection was strong, but sector allocation more than negated this.
      Therefore, the Portfolio underperformed versus the Index for the year. All sectors had positive returns for the year.

   -  Telecommunication services contributed the most to relative performance.
      The Portfolio maintained an underweight relative to the benchmark, however stock selection aided performance.

   -  The Portfolio maintained an underweight in financials versus the benchmark and the allocation aided the relative performance for the year

   -  Technology detracted the most as the Portfolio maintained an overweight versus the benchmark. Within technology, semiconductors proved to be the largest detriment to relative performance.

   -  The overweight position in healthcare was also a detriment to performance.
      While stock selection was strong in the sector, the overweighting of pharmaceuticals hurt the Portfolio.

MANAGEMENT STRATEGIES

   -  Throughout 2004, the portfolio management team reduced the energy exposure in the Portfolio. The Portfolio continues to emphasize health care (mainly pharmaceuticals) and consumer discretionary. The Portfolio continues to maintain an underweight within financials.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that Technology detracted most as the Portfolio appear in the shareholder reports of the other funds.

                                                                   EXPENSES PAID
                                                 ENDING ACCOUNT   DURING PERIOD*
                                     BEGINNING            VALUE   JULY 1, 2004--
                                 ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                  JULY 1, 2004             2004             2004
- --------------------------------------------------------------------------------

CLASS A
Actual                           $    1,000.00   $     1,106.40   $         3.71
Hypothetical (5% average
annual return before expenses)        1,000.00         1,021.62             3.56

CLASS B
Actual                                1,000.00         1,104.50             5.03
Hypothetical (5% average
annual return before expenses)        1,000.00         1,020.36             4.82

* Expenses are equal to Class A and Class B annualized net expense ratios of
     0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

78

                                          2004 ANNUAL REPORT

                                          December 31, 2004
INVESTMENT OVERVIEW (CONT'D)

VALUE EQUITY PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Drugs & Pharmaceuticals                 11.1%
Investment Management Companies          9.8%
Oil: Integrated Domestic                 7.9%
Utilities: Electrical                    5.1%
Communication & Media                    4.3%
Chemicals                                4.2%
Utilities: Telecommunications            3.2%
Insurance Property & Casualty            3.0%
Other*                                  47.3%
Short-Term Investment                    4.1%

*    Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

                                                                              79

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS

VALUE EQUITY PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

COMMON STOCKS (95.7%)
AEROSPACE (2.0%)
Northrop Grumman Corp.                                                32,430   $         1,763
Raytheon Co.                                                          40,350             1,567
- ----------------------------------------------------------------------------------------------
                                                                                         3,330
==============================================================================================
AUTO TRUCKS & PARTS (1.2%)
Magna International, Inc., Class A                                    24,110             1,990
- ----------------------------------------------------------------------------------------------
AUTOMOBILES (2.1%)
Honda Motor Co., Ltd. ADR                                            135,060             3,520
- ----------------------------------------------------------------------------------------------
BEVERAGES: SOFT DRINKS (1.4%)
Coca Cola Co. (The)                                                   55,010             2,290
- ----------------------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION (0.2%)
Applera Corp. - Applied Biosystems Group                              12,940               271
- ----------------------------------------------------------------------------------------------
CHEMICALS (4.2%)
Bayer AG ADR                                                         139,920             4,754
Dow Chemical Co. (The)                                                44,490             2,203
- ----------------------------------------------------------------------------------------------
                                                                                         6,957
==============================================================================================
COMMUNICATIONS & MEDIA (4.2%)
Time Warner, Inc.                                                 (a)221,340             4,303
Walt Disney Co. (The)                                                 98,890             2,749
- ----------------------------------------------------------------------------------------------
                                                                                         7,052
==============================================================================================
COMMUNICATIONS TECHNOLOGY (0.5%)
Motorola, Inc.                                                        48,970               842
- ----------------------------------------------------------------------------------------------
COMPUTER SERVICES SOFTWARE & SYSTEMS (1.7%)
Computer Associates International, Inc.                               43,430             1,349
Microsoft Corp.                                                       58,030             1,550
- ----------------------------------------------------------------------------------------------
                                                                                         2,899
==============================================================================================
COMPUTER TECHNOLOGY (0.8%)
International Business Machines Corp.                                 13,230             1,304
- ----------------------------------------------------------------------------------------------
CONSUMER STAPLES -- MISCELLANEOUS (1.1%)
Kimberly-Clark Corp.                                                  28,840             1,898
- ----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (2.2%)
Bank of America Corp.                                                 51,940             2,441
PNC Financial Services Group, Inc.                                    22,240             1,277
- ----------------------------------------------------------------------------------------------
                                                                                         3,718
==============================================================================================
DRUGS & PHARMACEUTICALS (11.1%)
Bristol-Myers Squibb Co.                                             217,990             5,585
Eli Lilly & Co.                                                       21,050             1,195
GlaxoSmithKline plc ADR                                               25,760             1,221
Roche Holding AG ADR                                                  29,670             3,415
Sanofi-Aventis ADR                                                    39,740             1,592
Schering-Plough Corp.                                                170,190             3,553
Wyeth                                                                 43,060             1,834
- ----------------------------------------------------------------------------------------------
                                                                                        18,395
==============================================================================================
ELECTRONICS: INSTRUMENTS GAUGES & METERS (1.2%)
Parker Hannifin Corp.                                                 26,320             1,993
- ----------------------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (0.6%)
Freescale Semiconductor, Inc., Class B                              (a)2,757                51
Intel Corp.                                                           38,870               909
- ----------------------------------------------------------------------------------------------
                                                                                           960
==============================================================================================
ENERGY EQUIPMENT (2.2%)
Schlumberger Ltd.                                                     53,510             3,582
- ----------------------------------------------------------------------------------------------
ENERGY -- MISCELLANEOUS (1.1%)
Valero Energy Corp.                                                   41,580   $         1,888
- ----------------------------------------------------------------------------------------------
ENTERTAINMENT (0.5%)
Viacom, Inc., Class B                                                 21,620               787
- ----------------------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (1.7%)
Automatic Data Processing, Inc.                                       35,910             1,592
SunGard Data Systems, Inc.                                         (a)44,790             1,269
- ----------------------------------------------------------------------------------------------
                                                                                         2,861
==============================================================================================
FINANCIAL -- MISCELLANEOUS (2.8%)
Equifax, Inc.                                                         57,540             1,617
Freddie Mac                                                           40,850             3,010
- ----------------------------------------------------------------------------------------------
                                                                                         4,627
==============================================================================================
FOODS (2.2%)
Cadbury Schweppes plc ADR                                             53,360             2,012
Kraft Foods, Inc., Class A                                            48,390             1,723
- ----------------------------------------------------------------------------------------------
                                                                                         3,735
==============================================================================================
HEALTH CARE -- MISCELLANEOUS (1.1%)
Bausch & Lomb, Inc.                                                   29,750             1,918
- ----------------------------------------------------------------------------------------------
HOTEL/MOTEL (2.3%)
Hilton Hotels Corp.                                                   34,360               781
Marriot International, Inc., Class A                                  31,780             2,002
Starwood Hotels & Resorts Worldwide, Inc.                             17,140             1,001
- ----------------------------------------------------------------------------------------------
                                                                                         3,784
==============================================================================================
INSURANCE: LIFE (1.4%)
Cigna Corp.                                                           27,870             2,273
- ----------------------------------------------------------------------------------------------
INSURANCE: MULTI-LINE (2.8%)
Aegon N.V. (NY Shares)                                                42,240               579
Hartford Financial Services Group, Inc.                               32,240             2,235
Metlife, Inc.                                                          5,730               232
Prudential Financial, Inc.                                            30,210             1,660
- ----------------------------------------------------------------------------------------------
                                                                                         4,706
==============================================================================================
INSURANCE: PROPERTY & CASUALTY (3.0%)
Chubb Corp.                                                           37,220             2,862
St. Paul Travelers Cos., Inc. (The)                                   56,551             2,097
- ----------------------------------------------------------------------------------------------
                                                                                         4,959
==============================================================================================
INVESTMENT MANAGEMENT COMPANIES (9.8%)
Citigroup, Inc.                                                       81,030             3,904
Goldman Sachs Group, Inc.                                              5,480               570
J.P. Morgan Chase & Co.                                              126,017             4,916
Lehman Brothers Holdings, Inc.                                        40,130             3,511
Merrill Lynch & Co., Inc.                                             56,760             3,392
- ----------------------------------------------------------------------------------------------
                                                                                        16,293
==============================================================================================
MANUFACTURING (0.8%)
Ingersoll Rand Co., Class A                                           16,990             1,364
- ----------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- MISCELLANEOUS (1.3%)
Newmont Mining Corp.                                                  48,560             2,157
- ----------------------------------------------------------------------------------------------
MULTI-SECTOR COMPANIES (1.8%)
General Electric Co.                                                  80,900             2,953
- ----------------------------------------------------------------------------------------------
OIL: INTEGRATED DOMESTIC (7.9%)
BP plc ADR                                                            69,220             4,042
ConocoPhillips                                                        27,580             2,395
Exxon Mobil Corp.                                                     58,010             2,974

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

80

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

VALUE EQUITY PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
- ----------------------------------------------------------------------------------------------

OIL: INTEGRATED DOMESTIC (CONT'D)
Royal Dutch Petroleum Co. (NY Shares)                                 63,880   $         3,665
- ----------------------------------------------------------------------------------------------
                                                                                        13,076
==============================================================================================
PAPER (0.6%)
Temple-Inland, Inc.                                                   15,380             1,052
- ----------------------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT (0.8%)
Applied Materials, Inc.                                            (a)73,260             1,253
- ----------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (1.5%)
Clear Channel Communications, Inc.                                    74,540             2,496
- ----------------------------------------------------------------------------------------------
RAILROADS (2.0%)
Norfolk Southern Corp.                                                94,050             3,404
- ----------------------------------------------------------------------------------------------
RETAIL (2.4%)
Kohl's Corp.                                                       (a)40,600             1,996
McDonald's Corp.                                                      20,030               642
Target Corp.                                                          24,580             1,277
- ----------------------------------------------------------------------------------------------
                                                                                         3,915
==============================================================================================
SECURITIES BROKERAGE & SERVICES (0.5%)
Charles Schwab Corp. (The)                                            66,070               790
- ----------------------------------------------------------------------------------------------
SERVICES: COMMERCIAL (1.3%)
Accenture Ltd., Class A                                            (a)82,340             2,223
- ----------------------------------------------------------------------------------------------
TOBACCO (1.1%)
Altria Group, Inc.                                                    28,900             1,766
- ----------------------------------------------------------------------------------------------
UTILITIES: ELECTRICAL (5.1%)
American Electric Power Co., Inc.                                     35,180             1,208
Consolidated Edison, Inc.                                             27,690             1,211
Edison International                                                  21,830               699
Entergy Corp.                                                         30,160             2,039
Exelon Corp.                                                          37,100             1,635
FirstEnergy Corp.                                                     41,730             1,649
- ----------------------------------------------------------------------------------------------
                                                                                         8,441
==============================================================================================
UTILITIES: TELECOMMUNICATIONS (3.2%)
France Telecom S.A. ADR                                               42,400             1,403
Sprint Corp.                                                          46,690             1,160
Verizon Communications, Inc.                                          67,020             2,715
- ----------------------------------------------------------------------------------------------
                                                                                         5,278
==============================================================================================
    TOTAL COMMON STOCKS (COST $139,586)                                                159,000
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.1%)
REPURCHASE AGREEMENT (4.1%)
J.P.Morgan Securities, Inc., 2.00%,
    dated 12/31/04, due 1/3/05,
    repurchase price $6,858
    (COST $6,857)                                         $         (f)6,857             6,857
- ----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%) (COST $146,443)                                              165,857
==============================================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                               270
==============================================================================================
NET ASSETS (100%)                                                              $       166,127
==============================================================================================

(a)  Non-income producing security.
(f)  Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit
     Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00%
     to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association,
     1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
ADR  American Depositary Receipts

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              81

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

EMERGING MARKETS DEBT PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

FISCAL YEAR             EMERGING MARKETS      J.P. MORGAN        LIPPER EMERGING
ENDED                   DEBT PORTFOLIO -      EMERGING MARKETS   MARKETS DEBT
DECEMBER 31             CLASS A               BOND GLOBAL INDEX  FUNDS INDEX

1994                     500000                500000             500000
1995                     639000                631875             696255
1996                     961823                854465             804285
1997                    1137740                956574             598180
1998                     728723                846147             764490
1999                     941655               1050745             863610
2000                    1062470               1202157             931040
2001                    1174773               1218507            1035645
2002                    1307405               1378253            1356450
2003                    1679492               1731913            1542650
2004                    1848600               1935050            2002800

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

FISCAL YEAR      EMERGING MARKETS   J.P. MORGAN        LIPPER EMERGING
ENDED            DEBT PORTFOLIO -   EMERGING MARKETS   MARKETS DEBT
DECEMBER 31      CLASS B            BOND GLOBAL INDEX  FUNDS INDEX

**               100000             100000             100000
1996             149000             133500             137450
1997             175895             149453             158777
1998             113681             132200             118089
1999             145523             164166             150921
2000             163713             187856             170489
2001             180903             190429             183800
2002             199608             215433             204451
2003             256177             270756             267782
2004             281560             302580             304541

*  Minimum Investment
** Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND GLOBAL INDEX(1)
AND THE LIPPER EMERGING MARKETS DEBT FUNDS INDEX(2)

                                                      TOTAL RETURNS(3)
                                              ------------------------------
                                                      AVERAGE ANNUAL
                                              ------------------------------
                                      ONE      FIVE      TEN           SINCE
                                     YEAR     YEARS    YEARS    INCEPTION(6)
- ----------------------------------------------------------------------------

Portfolio - Class A (4)              10.07%   14.44%   13.97%          11.24%
J.P. Morgan Emerging Markets Bond
    Global Index                     11.73    12.99    14.49           11.03
Lipper Emerging Markets Debt Funds
    Index                            12.33    14.97    13.56              --
Portfolio - Class B (5)               9.90    14.19       --           12.19
J.P. Morgan Emerging Markets Bond
    Global Index                     11.73    12.99       --           13.10
Lipper Emerging Markets Debt Funds
    Index                            12.33    14.97       --              --

(1)  The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for
     U.S. dollar - denominated debt instruments issued by emerging market sovereign and quasi - sovereign entities, including Brady Bonds, loans,
     Eurobonds and local market instruments for over 30 emerging market countries.
(2)  The Lipper Emerging Markets Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Debt Funds classification.
(3)  Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on February 1, 1994
(5)  Commenced offering on January 2, 1996
(6)  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO
SHARES.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

82

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EMERGING MARKETS DEBT PORTFOLIO

In addition, investing in emerging markets may involve a relatively higher degree of volatility.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 10.07%
for Class A, net of fees, shares and 9.90% for Class B, net of fees, shares compared to 11.73% for the J.P. Morgan Emerging Markets Bond Global Index (the
"Index").

FACTORS AFFECTING PERFORMANCE

   -  In sharp contrast to the relatively gloomy end-2003 market expectations,
      2004 turned out to be a surprisingly good year for emerging markets debt
      (EMD). The largely anticipated impact of higher global interest rates on global liquidity and hence on credit product in general and EMD in particular did not materialize, as interest rates in the U.S. increased in line with market expectations. Interest rates rose across the shorter end of the yield curve as the U.S. economy grew at a healthy 4% pace without generating significant inflationary pressures. Longer-term interest rates remained stable. Furthermore, the surprisingly orderly depreciation of the
      U.S. dollar did not disrupt markets despite the magnitude of its decline.

   -  EMD spreads compressed to new absolute lows in 2004 reflecting the asset class'higher average rating continued large inflows from strategic investors, a supportive environment for credit product and fundamental improvements in most of the countries that constitute the EMD investable universe. The abundance of financial market liquidity greatly benefited emerging economies, lifting EMD in spite of tight absolute valuations at the beginning of the year. High global growth, low global interest rates, high commodity prices, and a weak U.S. dollar together with a marked improvement in the quality of economic management proved to be a powerful mix. Despite the historically low spread level for the Index, EMD remains cheap relative to comparable corporate credits. In fact, BBB, BB, and B credits in EMD are about 60, 160, and 100 basis points wider, respectively, than comparable corporate credits in the U.S.

   -  In addition, most emerging economies took advantage of the expansionary global cycle to strengthen their external and fiscal accounts and reduce
      (and/or improve the composition and duration) their net external liabilities, while benefiting from high growth and low unemployment at home. The export-led growth trickled down to the domestic economy helping to appease social and political pressures in most emerging countries.

   -  The benign international environment benefited high beta credits that were in distress at the end of 2003, including Uruguay (up 34%), the Dominican
      Republic (up 27%), and Argentina (up 19.8%). High oil prices lifted
      Venezuela's bonds by 23% and Ecuador's debt by 21%. Among the largest countries, Brazil returned 14.33%, Russia 11.51%, and Mexico 8.56%. Turkey
      (up 10%), benefited from cautious policies and the EU invitation to start accession negotiation on October 3, 2005. Investment grade emerging markets credits lagged the market during 2004, returning 8.8%, while the overall Index returned 11.7%.

   -  Performance for 2004 was negatively impacted by the Portfolio's more defensive positioning relative to its benchmark during the second and third quarters. The Portfolio's management team emphasized defensive credits and deemphasized bonds of countries dependant on ample global liquidity conditions. Unfortunately, weaker than expected U.S. economic data and the perception that the U.S. Federal Reserve would slow down the pace of interest rate hikes, had the effect of increasing investor risk appetite throughout the summer months. Lower-rated credits such as Brazil,
      Turkey and Venezuela led the advance during July and August and handily outperformed the market. An underweight in Brazil during the second quarter detracted from the portfolio's relative returns. Brazilian bonds rose more than 14% between the end of May and the end of August, as strong economic data in Brazil helped drive spreads back toward their low point for the year. The portfolio's underweight in Uruguayan and Venezuelan debt also adversely impacted relative performance. The portfolio's overweights in Turkish local currency debt aided relative performance during the fourth quarter, as did overweights in select distressed credits in Mexico and Indonesia.

MANAGEMENT STRATEGIES

   -  Next year is likely to benefit from the last leg of the current global expansionary cycle. We expect 2005 to deliver an above-trend global real gross domestic product (GDP) growth rate, albeit at a somewhat lower level than in 2004. Consequently, we expect a respectable growth rate in trade volumes (albeit lower than in 2004) and relatively stable commodity prices
      (from a high base in 2004). We also expect global real interest rates to remain below their historical average (albeit slightly positive in contrast with negative real rates in 2004), in spite of the expected hikes in policy

                                                                              83

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EMERGING MARKETS DEBT PORTFOLIO

      rates in the U.S. As such, global liquidity will most likely remain abundant in 2005. We are relatively agnostic vis-a-vis the U.S. dollar as there are powerful offsetting forces playing against each other.

   -  In all, we expect benign external conditions to continue supporting emerging countries in 2005, which together with cautious financial policies should result in a further improvement in macroeconomic fundamentals and payment capacity. Nonetheless, there are several risks to our otherwise benign external 2005 outlook. First, inflationary pressures are building up in the U.S. and there is a risk that investors may adjust their expectations about the likely pace and magnitude of interest rate hikes--just as they did in April/May 2004--particularly if the Fed is perceived to be behind the curve. Second, the large fiscal and external imbalances in the U.S. economy pose a risk to what so far has been an orderly (and hence beneficial) depreciation of the U.S. dollar. Sharp movements in interest and exchange rates in the U.S. could adversely affect risk taking, global growth, capital flows trade flows, and commodity prices.

   -  We believe that a cautious management of interest rate risk together with selective allocation of resources in countries that still offer fundamental value will be the best strategy to maximize returns in 2005.
      We also believe that certain local markets, which have yet to fully reflect the ongoing improvement in economic fundamentals, may provide good investment opportunities in 2005.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                  EXPENSES PAID
                                                ENDING ACCOUNT   DURING PERIOD*
                                    BEGINNING            VALUE   JULY 1, 2004--
                                ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                 JULY 1, 2004             2004             2004
- --------------------------------------------------------------------------------

CLASS A
Actual                          $    1,000.00   $     1,136.10   $         5.37
Hypothetical (5% average
annual return before expenses)       1,000.00         1,020.11             5.08

CLASS B
Actual                               1,000.00         1,136.80             6.71
Hypothetical (5% average
annual return before expenses)       1,000.00         1,018.85             6.34

* Expenses are equal to Class A and Class B annualized net expense ratios of
     1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

Short-Term Investment             0.3%
Sovereign                        86.8%
Finance                           3.6%
Other*                            9.3%

*    Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

84

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

EMERGING MARKETS DEBT PORTFOLIO

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
- ----------------------------------------------------------------------------------------------

DEBT INSTRUMENTS (95.8%)
ARGENTINA (3.8%)
SOVEREIGN (3.8%)
Republic of Argentina
  6.00%, 3/31/23                                          $           (b)472   $           269
  11.375%, 3/15/10-1/30/17                                          (b)1,100               380
  11.75%, 4/7/09-6/15/15                                            (b)5,235             1,802
  12.00%, 2/1/20                                                       (b)45                15
  12.125%, 5/21/05                                                    (b)440               139
Republic of Argentina (Linked Variable Rate)
  100.74%, 4/10/05                                               (b)(h)1,210               484
- ----------------------------------------------------------------------------------------------
                                                                                         3,089
==============================================================================================
BRAZIL (15.9%)
SOVEREIGN (15.9%)
Federative Republic of Brazil
  3.062%, 4/15/24                                                   (h)1,480             1,369
  6.00%, 4/15/24                                                      (h)400               372
  8.875%, 4/15/24                                                      1,275             1,326
  10.50%, 7/14/14                                                      1,230             1,460
  11.00%, 8/17/40                                                      1,330             1,580
  14.50%, 10/15/09                                                     2,810             3,761
Federative Republic of Brazil, PIK
  8.00%, 4/15/14                                                       3,003             3,076
- ----------------------------------------------------------------------------------------------
                                                                                        12,944
==============================================================================================
BULGARIA  (1.4%)
SOVEREIGN (1.4%)
Republic of Bulgaria
  8.25%, 1/15/15                                                      (e)200               251
  8.25%, 1/15/15                                                         473               593
Republic of Bulgaria (Registered)
  8.25%, 1/15/15                                                         270               339
- ----------------------------------------------------------------------------------------------
                                                                                         1,183
==============================================================================================
CHILE (1.5%)
CORPORATE (1.5%)
Empresa Nacional de Petroleo
  6.75%, 11/15/12                                                   (e)1,100             1,226
- ----------------------------------------------------------------------------------------------
COLOMBIA (3.7%)
SOVEREIGN (3.7%)
Republic of Colombia
  9.75%, 4/9/11                                                          849               981
  10.375%, 1/28/33                                                       510               592
  11.75%, 2/25/20                                                      1,095             1,412
- ----------------------------------------------------------------------------------------------
                                                                                         2,985
==============================================================================================
ECUADOR (1.4%)
SOVEREIGN (1.4%)
Government of Ecuador (Registered)
  8.00%, 8/15/30                                                       1,350             1,171
- ----------------------------------------------------------------------------------------------
INDONESIA (2.3%)
CORPORATE (2.3%)
Pindo Deli Finance Mauritius
  10.75%, 10/1/07                                                (b)(e)3,200             1,008
Tjiwi Kimia Finance Mauritius Ltd.
  10.00%, (expired maturity)                              $           (b)670   $           278
Tjiwi Kimia International BV
  13.25%, (expired maturity)                                        (b)1,450               587
- ----------------------------------------------------------------------------------------------
                                                                                         1,873
==============================================================================================
IVORY COAST (0.1%)
SOVEREIGN (0.1%)
Ivory Coast
  22.66%, 3/29/18                                                  (b)(h)580               103
- ----------------------------------------------------------------------------------------------
MALAYSIA (1.8%)
SOVEREIGN (1.8%)
Government of Malaysia
  8.75%, 6/1/09                                                        1,240             1,473
- ----------------------------------------------------------------------------------------------
MEXICO (20.0%)
CORPORATE (6.4%)
Pemex Project Funding Master Trust
  3.79%, 6/15/10                                                 (e)(h)1,080             1,111
  9.125%, 10/13/10                                                     1,260             1,514
Petroleos Mexicanos
  9.50%, 9/15/27                                                       1,190             1,500
Petroleos Mexicanos (Registered)
  8.625%, 12/1/23                                                        460               534
Satelites Mexicanos S.A. de C.V.
  10.125%, 11/1/04                                                    (b)977               542
- ----------------------------------------------------------------------------------------------
                                                                                         5,201
==============================================================================================
SOVEREIGN (13.6%)
United Mexican States
  8.00%, 9/24/22                                                         370               428
  8.125%, 12/30/19                                                     1,210             1,423
  8.30%, 8/15/31                                                       1,490             1,750
  8.375%, 1/14/11                                                      2,890             3,401
  10.375%, 2/17/09                                                     1,190             1,458
  11.50%, 5/15/26                                                      1,749             2,680
- ----------------------------------------------------------------------------------------------
                                                                                        11,140
==============================================================================================
                                                                                        16,341
==============================================================================================
NIGERIA (1.2%)
SOVEREIGN (1.2%)
Central Bank of Nigeria
  6.25%, 11/15/20                                                   (n)1,000               945
- ----------------------------------------------------------------------------------------------
PANAMA (3.3%)
SOVEREIGN (3.3%)
Republic of Panama
  8.875%, 9/30/27                                                        750               829
  9.375%, 4/1/29                                                         590               696
  9.625%, 2/8/11                                                         725               859
  10.75%, 5/15/20                                                        220               287
- ----------------------------------------------------------------------------------------------
                                                                                         2,671
==============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              85

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

EMERGING MARKETS DEBT PORTFOLIO

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
- ----------------------------------------------------------------------------------------------

PERU (2.5%)
SOVEREIGN (2.5%)
Republic of Peru
  4.50%, 3/7/17                                           $           (h)460   $           430
  8.375%, 5/3/16                                                         860               967
  9.875%, 2/6/15                                                         520               640
- ----------------------------------------------------------------------------------------------
                                                                                         2,037
==============================================================================================
PHILIPPINES (3.4%)
SOVEREIGN (3.4%)
Republic of Philippines
  8.875%, 3/17/15                                                      2,770             2,777
- ----------------------------------------------------------------------------------------------
QATAR (0.9%)
SOVEREIGN (0.9%)
State of Qatar (Registered)
  9.75%, 6/15/30                                                         500               728
- ----------------------------------------------------------------------------------------------
RUSSIA (18.0%)
SOVEREIGN (18.0%)
Aries Vermoegensverwaltungs GmbH (Registered)
  9.60%, 10/25/14                                                      1,250             1,546
Russian Federation
  5.00%, 3/31/30                                                    (e)(n)65                68
Russian Federation (Registered)
  5.00%, 3/31/30                                                    (n)3,723             3,853
  8.25%, 3/31/10                                                       1,030             1,141
  11.00%, 7/24/18                                                      2,186             3,039
  12.75%, 6/24/28                                                      3,100             5,068
- ----------------------------------------------------------------------------------------------
                                                                                        14,715
==============================================================================================
TUNISIA (0.3%)
SOVEREIGN (0.3%)
Banque Centrale de Tunisie
  7.375%, 4/25/12                                                        210               241
- ----------------------------------------------------------------------------------------------
TURKEY (8.3%)
SOVEREIGN (8.3%)
Citigroup Global Markets Holdings, Inc.
 (Turkish Lira Index Linked)
  Zero coupon, 2/23/06                                                 1,250             1,556
  Zero coupon, 2/23/06                                                   710               864
  Zero coupon, 2/23/06                                                   560               721
Republic of Turkey
  11.00%, 1/14/13                                                      1,360             1,737
  11.50%, 1/23/12                                                      1,460             1,884
- ----------------------------------------------------------------------------------------------
                                                                                         6,762
==============================================================================================
UKRAINE (1.2%)
SOVEREIGN (1.2%)
Ukraine Government
  5.33%, 8/5/09                                                       (h)930               983
- ----------------------------------------------------------------------------------------------
VENEZUELA (4.8%)
SOVEREIGN (4.8%)
Republic of Venezuela
     8.50%, 10/8/14                                       $              440   $           467
     9.25%, 9/15/27                                                      520               550
     9.375%, 1/13/34                                                     790               838
     10.75%, 9/19/13                                                   1,690             2,028
- ----------------------------------------------------------------------------------------------
                                                                                         3,883
==============================================================================================
    TOTAL DEBT INSTRUMENTS (COST $75,647)                                               78,130
==============================================================================================

                                                                      NO. OF
                                                                    WARRANTS
- ----------------------------------------------------------------------------------------------

WARRANTS (0.0%)
NIGERIA (0.0%)
Central Bank of Nigeria, expiring 11/15/20                       (a)(d)8,500   $           @--
- ----------------------------------------------------------------------------------------------
VENEZUELA (0.0%)
Republic of Venezuela Oil-Linked Payment Obligation,
  expiring 4/15/20                                                  (a)2,700               @--
- ----------------------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $ @--)                                                              @--
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
- ----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (0.3%)
REPURCHASE AGREEMENT (0.3%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $238
  (COST $238)                                             $           (f)238               238
==============================================================================================
TOTAL INVESTMENTS (96.1%) (COST $75,885)                                                78,368
==============================================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (3.9%)                                             3,178
==============================================================================================
NET ASSETS (100%)                                                              $        81,546
==============================================================================================

(a)  Non-income producing security.
(b)  Issuer is in default.
(d)  Security was valued at fair value -- At December 31, 2004, the Portfolio held a fair valued security valued at less than $500, representing less than 0.05% of net assets.
(e)  144A security -- certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)  Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit
     Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00%
     to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association,
     1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
(h)  Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

86

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

EMERGING MARKETS DEBT PORTFOLIO

(n)  Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
@    Face Amount/Value is less than $500.

PIK  Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                   NET
                                                UNREALIZED
                NUMBER                         APPRECIATION
                  OF      VALUE   EXPIRATION  (DEPRECIATION)
               CONTRACTS  (000)      DATE          (000)
- ------------------------------------------------------------

SHORT:

U.S. 5 Year
Treasury Note        136  14,896    Mar-05    $           24
                                              ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              87

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the
Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the
Portfolio as of December 31, 2004, were 1.96% and 1.98%, respectively. The yield quotation more closely reflects the current earnings of the Portfolio than the total return. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

FACTORS AFFECTING PERFORMANCE

   -  During the year ended December 31, 2004, favorable economic trends began to appear. Revised gross domestic product (GDP) growth for the third quarter was 4.0%. Although this was below the fourth quarter of 2003 and the first quarter of 2004, it was stronger than the 3.3% rate posted in the second quarter of this year. Job growth (as measured by non-farm payrolls), which slowed in mid 2004, appeared to regain some momentum early in the third quarter. In addition, leading economic indicators turned positive in November, after posting five consecutive months of contraction. As a result, December consumer confidence rose to its highest level in five months, well above analysts' expectations.

   -  The Federal Reserve Open Market Committee (the Fed) began its current tightening cycle at its June 30 meeting. The Fed has increased its target rate for federal funds a cumulative 125 basis points over five separate meetings to 2.25% as of the December meeting. The Fed's formal risk assessment was balanced, and it has stated that increases will continue at a "measured pace." Against this backdrop, money market fund yield levels have begun rising from record lows.

MANAGEMENT STRATEGY

   -  As of December 31, 2004, the Portfolio had net assets of $547 million. The average maturity of the Portfolio was 13 days.

   -  In the face of steadily rising interest rates, we maintained a strategy of keeping the average maturity of the Portfolio short. This enabled us to better capitalize on interest rate increases.

   -  The Portfolio seeks to maximize current income and preserve capital while maintaining liquidity by purchasing only high quality, very liquid money market securities. The Portfolio does not contain any derivative securities.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                   EXPENSES PAID
                                                 ENDING ACCOUNT   DURING PERIOD*
                                     BEGINNING            VALUE  JULY 1, 2004 --
                                 ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                  JULY 1, 2004             2004             2004
- --------------------------------------------------------------------------------

CLASS A
Actual                           $    1,000.00   $     1,006.56   $         2.22
Hypothetical (5% average
annual return before expenses)        1,000.00         1,022.92             2.24

* Expenses are equal to Class A annualized net expense ratios of 0.44%, multiplied by the average account value over the period, multiplied by
     184/366 (to reflect the one-half year period).

88

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

MONEY MARKET PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

Repurchase Agreements          38.6%
International Banks            16.6%
Asset Backed - Securities       7.7%
Major Banks                     4.6%
Insurance                       4.6%
Asset Backed - Automotive       4.6%
Financial Conglomerate          4.5%
Asset Backed - Diversified      4.2%
Asset Backed - Corporate        3.6%
Asset Backed - Mortgage         3.6%
Other*                          7.4%

*    Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

                                                                              89

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS

MONEY MARKET PORTFOLIO

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
- ----------------------------------------------------------------------------------------------

CERTIFICATE OF DEPOSIT (4.6%)
MAJOR BANKS (4.6%)
Wells Fargo Bank NA, 2.32%, 1/14/05
  (COST $25,000)                                          $           25,000   $        25,000
==============================================================================================
COMMERCIAL PAPER (54.3%)
ASSET BACKED -- AUTOMOTIVE (4.6%)
New Center Asset Trust, 2.19%, 1/12/05                                25,000            24,983
- ----------------------------------------------------------------------------------------------
ASSET BACKED -- CORPORATE (3.7%)
Variable Funding Capital, 2.08%, 1/10/05                           (e)20,000            19,990
- ----------------------------------------------------------------------------------------------
ASSET BACKED -- DIVERSIFIED (4.2%)
CRC Funding LLC, 2.05%, 1/7/05                                     (e)23,000            22,992
- ----------------------------------------------------------------------------------------------
ASSET BACKED -- MORTGAGE (3.7%)
Sydney Capital Corp., 2.25%, 2/14/05                               (e)20,000            19,945
- ----------------------------------------------------------------------------------------------
ASSET BACKED -- SECURITIES (7.7%)
Cancara Asset Securitization Ltd., 2.23%, 1/5/05                   (e)22,000            21,994
Galaxy Funding, Inc., 2.07%, 1/28/05                               (e)20,000            19,969
- ----------------------------------------------------------------------------------------------
                                                                                        41,963
==============================================================================================
COMPUTER HARDWARE (2.9%)
International Business Machines Corp.,
  2.15%, 1/24/05                                                      16,000            15,978
- ----------------------------------------------------------------------------------------------
FINANCE -- CORPORATE (1.8%)
CIT Group, Inc., 2.19%, 1/19/05                                       10,000             9,989
- ----------------------------------------------------------------------------------------------
FINANCIAL CONGLOMERATE (4.6%)
General Electric Capital Corp., 2.11%, 3/21/05                        10,000             9,954
General Electric Capital Corp., 2.31%, 1/20/05                        15,000            14,982
- ----------------------------------------------------------------------------------------------
                                                                                        24,936
==============================================================================================
INSURANCE (4.5%)
USAA Capital Corp., 2.28%, 1/4/05                                     25,000            24,996
- ----------------------------------------------------------------------------------------------
INTERNATIONAL BANKS (16.6%)
Barclays U.S. Funding Corp., 2.26%, 2/22/05                           25,000            24,919
Danske Corp., 2.35%, 1/4/05                                           16,000            15,997
Deutsche Bank Financial LLC, 2.32%, 1/11/05                           25,000            24,984
UBS Finance (Delaware) LLC, 2.31%, 1/6/05                             25,000            24,991
- ----------------------------------------------------------------------------------------------
                                                                                        90,891
==============================================================================================
  TOTAL COMMERCIAL PAPER (COST $296,663)                                               296,663
==============================================================================================
DISCOUNT NOTE (2.7%)
U.S. GOVERNMENT & AGENCY SECURITIES (2.7%)
Federal Home Loan Bank, 2.06%, 1/14/05
  (COST $14,989)                                                      15,000            14,989
==============================================================================================
REPURCHASE AGREEMENTS (38.6%)
Bear Stearns & Co., 2.29%,
  dated 12/31/04, due 1/3/05,
  repurchase price $107,220; fully collateralized by
  U.S. government and/or agency obligations with
  coupons of 2.97% - 4.84%, maturing from
  9/1/19 - 1/1/42, valued at $109,346                                107,200           107,200
UBS Finance Securities LLC 2.25%,
  dated 12/31/04, due 1/3/05,
  repurchase price $104,020; fully collateralized by
  U.S. government and/or agency obligations with
  coupons of 3.57% - 5.81%, maturing from
  10/1/31 - 12/1/34, valued at $106,080                              104,000           104,000
- ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENTS (COST $211,200)                                          211,200
==============================================================================================
TOTAL INVESTMENTS (100.2%) (COST $547,852)                                     $       547,852
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)                                             (986)
==============================================================================================
NET ASSETS (100%)                                                              $       546,866
==============================================================================================

(e)  144A security -- certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

90

                                         2004 ANNUAL REPORT

                                         December 31, 2004

INVESTMENT OVERVIEW

MUNICIPAL MONEY MARKET PORTFOLIO

The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve its net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE

The seven-day yield and seven-day effective yield (assuming an annualized current yield with all dividends reinvested) for the Portfolio as of December
31, 2004, were 1.62% and 1.63%, respectively. The seven-day taxable-equivalent yield and the seven-day taxable-equivalent effective yield for the Portfolio as of December 31, 2004 (assuming the maximum Federal income tax rate of 35%) were
2.49 and 2.51%, respectively. The seven-day yields are not necessarily indicative of future performance.

FACTORS AFFECTING PERFORMANCE

   -  Tax-free money-market yields were dominated by typical seasonal events in the first half of 2004, as opposed to any shift in market expectations.
      Beginning in June, five consecutive increases to the Federal Funds target rate, and the anticipation of more to come, pushed short-term tax-exempt yields to their highest levels in two years. Subsequently, yields for both fixed-rate and variable-rate municipal money-market instruments registered further sharp increases. The Bond Buyer One Year Note Index, an indicator for the tax-free money market, increased from 1.60% to 2.08% between the end of June and the end of December.

   -  At the same time, yields for daily and weekly variable-rate demand obligations (VRDOs) rose even more dramatically. Yields for weekly VRDOs increased from 1.05% in late June to 1.99% in late December. The year closed with daily and weekly VRDO yields at more attractive levels as the market faced its traditional seasonal cash outflows.

MANAGEMENT STRATEGIES

   -  Our asset allocation strategy heavily favored VRDOs and short-maturity commercial paper, and the Portfolio's weighted average maturity (WAM)
      moved lower. We were largely cautious in managing the Portfolio's fixed-rate investment during the period, tending to avoid the one-year segment of the money market in anticipation of further yield increases there. As a result, the Portfolio ended the period with a WAM somewhat lower than has historically been the case at this point in the year. The rising rate environment, coupled with existing municipal budgetary pressures, called for greater restraint in managing maturity. At the end of December, the Portfolio's average maturity was nine days.

   -  We expect the pace of economic activity during 2005 to begin to reflect some improvement as the economy responds to stimulative monetary policy and fiscal conditions. Barring any significant geo-political activity in the world, we believe that consumer and business confidence should continue to improve, producing meaningful economic expansion. Such an economic environment, in our experience, normally leads to moderately higher levels of short-term interest rates, which could become more evident during the second half of 2005.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                              91

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

MUNICIPAL MONEY MARKET PORTFOLIO

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                   EXPENSES PAID
                                                 ENDING ACCOUNT   DURING PERIOD*
                                     BEGINNING            VALUE  JULY 1, 2004 --
                                 ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                  JULY 1, 2004             2004             2004
- --------------------------------------------------------------------------------

CLASS A
Actual                           $    1,000.00   $     1,005.05   $         2.22
Hypothetical (5% average
annual return before expenses)        1,000.00         1,022.92             2.24

* Expenses are equal to Class A annualized net expense ratios of 0.44%, multiplied by the average account value over the period, multiplied by
     184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

Commercial Paper                 16.6%
Daily Variable Rate Bonds        10.5%
Weekly Variable Rate Bonds       72.9%

January 2005

92

                                         2004 ANNUAL REPORT

                                         December 31, 2004

PORTFOLIO OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO

                                                                   AMORTIZED
                                                                        COST             VALUE
                                                                       (000)             (000)
- ----------------------------------------------------------------------------------------------

TAX-EXEMPT INSTRUMENTS (104.4%)
FIXED RATE INSTRUMENTS (17.4%)
COMMERCIAL PAPER (17.4%)
Burke County Development Authority, Georgia,
  Oglethorpe Power Corp., Ser. 1998 B (Ambac),
  1.83%, 1/26/05                                          $            7,000   $         7,000
Burke County Development Authority, Georgia,
  Oglethorpe Power Corp., Ser. 1998 B (Ambac),
  1.85%, 1/18/05                                                       7,000             7,000
Jacksonville, Florida, Ser. A, 1.80%, 1/20/05                          9,500             9,500
Jacksonville, Florida, Ser. A, 1.83%, 2/23/05                          7,000             7,000
King County, Washington, Sewer, Ser. A,
  1.83%, 1/24/05                                                       5,000             5,000
Las Vegas Valley Water District, Nevada, Water, Ser.
  2004 A, 1.82%, 1/25/05                                               6,000             6,000
Montgomery County Industrial Development Authority,
  Pennsylvania, PECO Energy Co., Ser. 1994 A,
  1.84%, 1/19/05                                                       8,400             8,400
Rochester, Minnesota, Mayo Foundation/Mayo
  Medical Center, Ser. 2001B, 1.88%, 1/13/05                           5,000             5,000
San Antonio, Texas, Electric & Gas, Ser. 1995 A,
  1.82%, 1/11/05                                                       5,000             5,000
San Antonio, Texas, Electric & Gas, Ser. 1995 A,
  1.82%, 1/21/05                                                       5,000             5,000
San Antonio, Texas, Water System, Ser. 2001 A,
  1.85%, 1/21/05                                                       5,000             5,000
Texas Public Finance Authority, Unemployment
  Compensation, Ser. 2003 C-1, 1.80%, 1/19/05                          5,000             5,000
Texas Tech University System, Ser. A,
  1.85%, 1/18/05                                                       3,256             3,256
- ----------------------------------------------------------------------------------------------
                                                                                        78,156
==============================================================================================
VARIABLE/FLOATING RATE INSTRUMENTS (87.0%)
DAILY VARIABLE RATE BONDS (10.9%)
Breckinridge County, Kentucky, Kentucky
  Association of Counties Leasing Trust, 2002
  Ser. A, 2.20%, 2/1/32                                                2,395             2,395
California Health Facilities Financing Authority,
  Adventist Health System/West, Ser. 2002 B,
  2.20%, 9/1/25                                                        2,100             2,100
Collier County Health Facilities Authority, Florida,
  Cleveland Clinic Health System, Ser. 2003  C-1,
  2.19%, 1/1/35                                                          200               200
Cuyahoga County, Ohio, Cleveland Clinic Health System,
  Ser. 2004 B, 2.27%, 1/1/39                                           3,000             3,000
Harris County Health Facilities Development Corp., Texas,
  Methodist Hospital, Ser. 2002, 2.20%, 12/1/32                       13,200            13,200
Illinois Health Facilities Authority, Northwestern
  Memorial Hospital, Subser. 2004 B-1,
  2.19%, 8/15/38                                                       3,600             3,600
Illinois Finance Authority, Northwestern Memorial
  Hospital, Ser. B-2, 2.15%, 8/15/38                                   1,100             1,100
Jackson County, Mississippi; Pollution Control
  Revenue Bonds, Chevron USA, Inc. Project, Ser.
  1993, 2.15%, 6/1/23                                                    100               100
Los Angeles Department of Water & Power, California,
  Water System, 2001 Subser. B-2, 2.15%, 7/1/35                          800               800
Metropolitan Government of Nashville & Davidson
  County Health & Educational Facilities Board,
  Tennessee, Vanderbilt University, Ser. 2002 B,
  2.15%, 10/1/32                                          $            5,675   $         5,675
Mount Vernon, Indiana, Pollution Control & Solid
  Waste Disposal General Electric Co., Ser. 2004,
  2.10%, 12/1/14                                                       5,000             5,000
New York City Municipal Water Finance Authority,
  Ser. F-1, 2.20%, 6/15/33                                               250               250
New York City Transitional Finance Authority, NY,
  Recovery, Fiscal 2003 Ser. 1, 2.20%, 11/1/22                           500               500
Salt Lake County, Utah, Service Station Holdings, British
  Petroleum, Ser. 1994 B, 2.19%, 8/1/07                                3,000             3,000
Uinta County, Wyoming, Chevron USA, Inc., Ser. 1993,
  2.15%, 8/15/20                                                       1,100             1,100
University of Missouri, Ser. 2000 B, 2.19%, 11/1/30                      400               400
University of Missouri, Systems Facilities, Ser. A,
  2.19%, 11/1/31                                                       2,055             2,055
Ward County, North Dakota, Trinity Obligated Group, Ser.
  2002 A, 2.27%, 7/1/29                                                4,155             4,155
Weber County, Utah, IHC Health Services, Inc., Ser
  2000 B, 2.20%, 2/15/32                                                 600               600
- ----------------------------------------------------------------------------------------------
                                                                                        49,230
==============================================================================================
WEEKLY VARIABLE RATE BONDS (76.1%)
American Public Energy Agency, Nebraska, National
  Public Gas Agency, 2003 Ser. A, 2.015%, 2/1/14                      16,100            16,100
Arizona Health Facilities Authority, Northern Arizona
  Healthcare, Ser. 1996 B (MBIA), 2.00%, 10/1/26                       6,850             6,850
Bexar County Housing Finance Corp., Texas, Multi-Family
  PT-2082, 2.03%, 1/20/10                                              1,000             1,000
Broward County Health Facilities Authority, Florida,
  Henderson Mental Health Center, Ser. 2004,
  2.05%, 7/1/29                                                        5,100             5,100
California, Ser. A-9, 1.97%, 5/1/34                                    3,400             3,400
Centerra Metropolitan District No. 1, Colorado, Ser.
  2004, 2.02%, 12/1/29                                                 7,100             7,100
Central Washington University Housing System,
  Washington, Ser. 2002 ROCs R-2121 (FGIC),
  2.04%, 5/1/21                                                        4,195             4,195
Charlotte, North Carolina, Convention Facility, Ser.
  2003 B COPs, 2.05%, 12/1/21                                          9,950             9,950
Chicago Board of Education, Illinois, Ser. 2000 B
  (FSA), 2.00%, 3/1/32                                                 3,110             3,110
Chicago Board of Education, Illinois, Ser. 2004 D
  (FSA), 2.01%, 3/1/23                                                 7,030             7,030
Chicago, Illinois, Ser. 1997, 1.95%, 1/1/12                              990               990
Clarksville Public Building Authority, Tennessee,
  Pooled Financing, Ser. 1994, 2.00%, 6/1/24                           4,310             4,310
Cobb County Housing Authority, Georgia, Tamarron
  Apartments Project, Ser. 2003, 2.00%, 3/1/24                         4,820             4,820
Colorado Health Facilities Authority, Catholic Health
  Initiatives, Ser. 2004 B-4, 1.95%, 3/1/23                           15,100            15,100
Dayton City School District, Ohio, Ser. 2003-A P-
  FLOATs SG-173 (FGIC), 2.02%, 12/1/31                                 7,530             7,530
DeKalb County Housing Authority, Georgia,
  Multifamily Housing Post Brook, Ser. 1995,
  2.00%, 6/1/25                                                        4,000             4,000

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              93

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

MUNICIPAL MONEY MARKET PORTFOLIO

                                                                   AMORTIZED
                                                                        COST             VALUE
                                                                       (000)             (000)
- ----------------------------------------------------------------------------------------------

VARIABLE/FLOATING RATE INSTRUMENTS (CONT'D)
WEEKLY VARIABLE RATE BONDS (CONT'D)
Denver Urban Renewal Authority, Colorado,
  Stapleton Senior Tax Increment, Ser. PT-999,
  2.08%, 10/07/06                                         $            3,000   $         3,000
Dyer, Indiana, Regency Place of Dyer, Ser. 1992 A
  TOBs (FHA), 2.17%, 8/1/12                                            2,655             2,655
Fulton County Development Authority, Georgia,
  Morehouse College, Ser. 1997, 1.99%, 8/1/17                          3,010             3,010
Georgia, PUTTERs, Ser. 440, 2.01%, 5/1/10                              2,995             2,995
Hamilton County, Ohio, Twin Towers and Twin
  Lakes, Ser. 2003 A, 2.02%, 7/1/23                                    3,500             3,500
Houston, Texas, Combined Utility System, MERLOTS Ser.
  C-13 (MBIA), 2.06%, 5/15/25                                          2,995             2,995
Houston, Texas, Combined Utility System, MERLOTS Ser.
  C-17 (MBIA), 2.06%, 5/15/26                                          3,000             3,000
Illinois Finance Authority, Northwestern University, Ser.
  2004 B, 1.97%, 12/1/34                                               8,500             8,500
Illinois Housing Development Authority, Village Center
  Development, Ser. 2004, 1.99%, 3/1/20                                7,000             7,000
Illinois, PUTTERs, Ser. 409, 2.03%, 3/1/12                             1,990             1,990
Indiana Transportation Finance Authority, Highway,
  Ser. CDC 2004-5 (FGIC), 2.03%, 12/1/18                               2,770             2,770
Indiana Transportation Finance Authority, MERLOTs Ser.
  B-21 (FGIC), 2.06%, 12/1/22                                          2,100             2,100
Jackson Energy Authority, Tennessee, Water System, Ser.
  2002 (FSA), 2.00%, 12/1/23                                           5,210             5,210
JEA, Florida, Water & Sewer System, PUTTERS,
  Ser. 408 (FGIC), 2.03%, 10/1/11                                      2,715             2,715
Kansas Department of Transportation, Highway,
  Ser. 2004 C-4, 1.95%, 9/1/24                                        18,600            18,600
Louisiana Public Facilities Authority,
  College & University Equipment, Ser. A (FGIC),
  2.00%, 9/1/10                                                        4,400             4,400
Massachusetts Bay Transportation Authority, Ser.
  2000, 1.95%, 3/1/30                                                  4,750             4,750
Massachusetts Development Finance Agency, The
  Institute of Contemporary Art, Ser. 2004 A,
  1.99%, 7/1/34                                                        7,000             7,000
Miami-Dade County School Board, Florida, COPs Floater-
  TRs, Ser. 2004 L29 (MBIA), 2.05%, 8/1/27                             6,285             6,285
Minneapolis, Minnesota, Guthrie Theater on the River,
  Ser. 2003 A, 2.00%, 10/1/23                                          7,000             7,000
Mississippi Hospital Equipment & Facilities
  Authority, Baptist Memorial Health Care, Ser. PA-
  1276, 2.04%, 9/1/24                                                 13,125            13,125
Missouri State Health & Educational Facilities
  Authority, Stowers Institute, Ser. 2002 (MBIA),
  2.00%, 7/1/36                                                        6,700             6,700
Mobile Industrial Development Board, Alabama, Holnam
  Inc., Ser. 1999 B, 1.98%, 6/1/32                                     1,700             1,700
Municipal Securities Pooled Trust Receipts, Various
  States, Ser. 2004 SG P-18, 2.14%, 1/1/35                             5,545             5,545
Nebraska Public Power District, Ser. 2003 A Eagle
  #20041016 Class A (Ambac), 2.04%, 1/1/35                             5,335             5,335
New York City Industrial Development Agency,
  Bryant Park LLC, Ser. A, 2.03%, 11/1/39                              5,000             5,000
North Carolina Capital Facilities Finance Agency,
  Barton College, Ser. 2004, 2.02%, 7/1/19                             2,000             2,000
North Carolina Medical Care Commission,
  Firsthealth of the Carolinas, Ser. 2002,
  1.97%, 10/1/32                                          $            9,500   $         9,500
North Carolina Medical Care Commission, Mission-
  St. Joseph's Health System, Ser. 2003,
  2.05%, 10/1/18                                                       6,135             6,135
North East Independent School District, Texas,
  PUTTERs, Ser. 393 (PSFG), 2.03%, 2/1/12                              5,790             5,790
Orange County Industrial Development Authority,
  Florida, Independent Blood & Tissue Services of
  Florida, Ser. 2002, 2.00%, 10/1/27                                   3,290             3,290
Palm Beach County, Florida, Hospice of Palm Beach
  County, Inc., Ser. 2001, 2.00%, 10/1/31                              4,600             4,600
Pennsylvania Turnpike Commission, 2002 Ser. A-2,
  2.00%, 12/1/30                                                      13,000            13,000
Private Colleges & Universities Authority,
  Georgia, Emory University, Ser. 2001 B, 1.95%, 9/1/33                4,610             4,610
Rhode Island Convention Center Authority, Refunding,
  Ser. 2001 A (MBIA), 1.95%, 5/15/27                                  10,300            10,300
Sayre Health Care Facilities Authority,
  Pennsylvania, VHA of Pennsylvania, Inc.,
  Capital Asset Financing, Ser 1985 B (AMBAC),
  2.02%, 12/1/20                                                       1,400             1,400
South Carolina Jobs Economic Development Authority,
  Burroughs & Chapin Business Park, Ser. 2002,
  2.05%, 5/1/32                                                          700               700
University of Texas, Permanent University Fund,
  PUTTERs, Ser. 411, 2.03%, 1/1/12                                     2,845             2,845
Utah County, Utah, IHC Health Services, Inc., Ser.
  2002 B, 2.00%, 5/15/35                                               1,500             1,500
Virginia Public Building Authority, ROCs R-6027,
  2.04%, 8/1/14                                                        2,000             2,000
Washington County Authority, Pennsylvania, The
  Trustees of the University of Pennsylvania, Ser.
  2004, 1.96%, 7/1/34                                                 13,300            13,300
Williamsburg, Kentucky, Cumberland College, Ser.
  2002, 1.99%, 9/1/32                                                  9,345             9,345
Wilmot Union High School District, Wisconsin, Ser. PT-
  2275 (FSA), 2.03%, 3/1/23                                            5,205             5,205
York County School District No 4, South Carolina,
  Fort Mill, Ser. 2004 F TOCs, 2.03%, 4/16/12                          5,870             5,870
Yorkville United City Special Service Area 2004-106,
  Illinois, Ser. 2004, 2.01%, 3/1/34                                   3,000             3,000
- ----------------------------------------------------------------------------------------------
                                                                                       341,855
==============================================================================================
                                                                                       391,085
==============================================================================================
  TOTAL TAX-EXEMPT INSTRUMENTS (COST $469,241)                                         469,241
==============================================================================================
TOTAL INVESTMENTS (104.4%) (COST $469,241)                                             469,241
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.4%)                                          (19,923)
==============================================================================================
NET ASSETS (100%)                                                              $       449,318
==============================================================================================

AMBAC  Ambac Assurance Corp.
FGIC   Financial Guaranty Insurance Co.
FHA    Federal Housing Administration
FSA    Financial Security Assurance Inc.
MBIA   MBIA Insurance Corp.
PSFG   Permanent School Fund Guaranteed

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

94

                                         2004 ANNUAL REPORT

                                         December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

MUNICIPAL MONEY MARKET PORTFOLIO

                   SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE
                                   (UNAUDITED)

                                                          AMORTIZED     PERCENT
                                                               COST      OF NET
STATE                                                         (000)      ASSETS
- -------------------------------------------------------------------------------

Texas                                                     $  52,086        11.6%
Florida                                                      38,690         8.6
Illinois                                                     36,320         8.1
Pennsylvania                                                 36,100         8.0
Georgia                                                      33,435         7.4
North Carolina                                               27,585         6.1
Colorado                                                     25,200         5.6
Nebraska                                                     21,435         4.8
Kansas                                                       18,600         4.1
Tennessee                                                    15,195         3.4
Ohio                                                         14,030         3.1
Mississippi                                                  13,225         2.9
Indiana                                                      12,525         2.8
Minnesota                                                    12,000         2.7
Massachusetts                                                11,750         2.6
Kentucky                                                     11,740         2.6
Rhode Island                                                 10,300         2.3
Washington                                                    9,195         2.1
Missouri                                                      9,155         2.0
Arizona                                                       6,850         1.5
South Carolina                                                6,570         1.5
California                                                    6,300         1.4
Nevada                                                        6,000         1.3
New York                                                      5,750         1.3
Delaware                                                      5,545         1.2
Wisconsin                                                     5,205         1.2
Utah                                                          5,100         1.1
Louisiana                                                     4,400         1.0
North Dakota                                                  4,155         0.9
Virginia                                                      2,000         0.5
Alabama                                                       1,700         0.4
Wyoming                                                       1,100         0.3
- -------------------------------------------------------------------------------
                                                          $ 469,241       104.4%
===============================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              95

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF ASSETS AND LIABILITIES

                                                     ACTIVE INTERNATIONAL        EMERGING         EUROPEAN          GLOBAL
                                                               ALLOCATION         MARKETS      REAL ESTATE       FRANCHISE
                                                                PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                    (000)           (000)            (000)           (000)
- --------------------------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in Securities of Unaffiliated
    Issuers, at Cost:                                $            561,068    $  1,090,651     $     35,616    $     45,141
  Investment in Security of Affiliated Issuer,
    at Cost:                                                           --           3,415               --              --
  Foreign Currency, at Cost:                                        6,765           2,093                7              33
==========================================================================================================================
  Investments in Securities of Unaffiliated
    Issuers, at Value:(1)                                         636,355       1,389,075           51,380          62,938
  Investment in Security of Affiliated
    Issuer, at Value:                                                  --           7,712               --              --
  Foreign Currency, at Value:                                       6,877           2,098                7              33
  Cash                                                                  1              --                1             @--
  Due from Broker                                                   8,192              --               --              --
  Receivable for Portfolio Shares Sold                                442           4,405               85              --
  Receivable for Investments Sold                                      --           2,027               --              --
  Unrealized Appreciation on Foreign Currency
    Exchange Contracts                                              2,757              --               --              --
  Foreign Withholding Tax Reclaim Receivable                           45             411               44             119
  Dividends Receivable                                                546           2,636               51             129
  Interest Receivable                                                   4             112              @--             @--
  Other Assets                                                         16              33                1               2
- --------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                  655,235       1,408,509           51,569          63,221
- --------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Collateral on Securities Loaned, at Value                       (66,163)        (69,758)              --              --
  Unrealized Depreciation on Foreign Currency
    Exchange Contracts                                             (1,606)         (4,664)              --            (869)
  Payable for Investments Purchased                                (2,908)         (1,555)              --             (55)
  Payable for Portfolio Shares Redeemed                              (149)         (7,138)             (22)             --
  Investment Advisory Fees Payable                                   (808)         (3,607)             (73)           (105)
  Bank Overdraft Payable                                               --            (124)              --              --
  Payable for Administration Fees                                     (40)            (89)              (4)             (5)
  Payable for Custodian Fees                                          (36)           (172)             (11)             (6)
  Directors' Fees and Expenses Payable                                (17)            (69)              (1)             (1)
  Distribution Fees, Class B                                           (2)            (39)              (1)             (2)
  Deferred Country Taxes                                               --            (666)              --              --
  Other Liabilities                                                   (32)            (75)             (10)            (14)
- --------------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                             (71,761)        (87,956)            (122)         (1,057)
- --------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $            583,474    $  1,320,553     $     51,447    $     62,164
==========================================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                      $            603,631    $  1,238,996     $     36,278    $     44,060
Undistributed (Distributions in Excess of)
    Net Investment Income                                           2,454          (3,455)            (293)            287
Accumulated Net Realized Gain (Loss)                             (100,301)       (212,177)            (308)            863
Unrealized Appreciation (Depreciation) on:
Investments                                                        75,287         301,780*          15,763          17,797
  oreign Currency Exchange Contracts and
    Translations                                                    1,292          (4,591)               7            (843)
Futures Contracts                                                   1,111              --               --              --
==========================================================================================================================
    NET ASSETS                                       $            583,474    $  1,320,553     $     51,447    $     62,164
==========================================================================================================================
CLASS A:
NET ASSETS                                           $            580,851    $  1,249,299     $     50,620    $     58,223
SHARES OUTSTANDING $0.01 par value shares of
    beneficial interest (500,000,000 shares
    authorized) (not in 000's)                                 53,017,626      65,394,891        2,306,303       3,849,941
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                    $              10.96    $      19.10     $      21.95    $      15.12
==========================================================================================================================
CLASS B:
NET ASSETS                                           $              2,623    $     71,254     $        827    $      3,941
SHARES OUTSTANDING $0.01 par value shares of
    beneficial interest (500,000,000 shares
    authorized) (not in 000's)                                    235,700       3,769,982           37,525         262,568
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                    $              11.13    $      18.90     $      22.04    $      15.01
==========================================================================================================================
(1) INCLUDING:
      Repurchase Agreements, at Value:               $             78,384    $     51,370     $      2,048    $      2,248
      Securities on Loan, at Value:                                62,888          67,299               --              --
==========================================================================================================================
    Net of $941 Deferred Country Tax.

@    Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

96

                                          2004 ANNUAL REPORT

                                          December 31, 2004

STATEMENTS OF ASSETS AND LIABILITIES

                                                        GLOBAL
                                                         VALUE    INTERNATIONAL    INTERNATIONAL    INTERNATIONAL
                                                        EQUITY           EQUITY           MAGNUM        SMALL CAP
                                                     PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                         (000)            (000)            (000)            (000)
- -----------------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in Securities of Unaffiliated
    Issuers, at Cost:                            $      82,572    $   7,417,903    $      88,177    $     916,740
  Foreign Currency, at Cost:                                --          190,589               55                5
=================================================================================================================
  Investments in Securities of Unaffiliated
    Issuers, at Value:(1)                               99,258        9,139,947          105,371        1,277,037
  Foreign Currency, at Value:                               --          192,695               56                5
  Cash                                                       7                1              @--              @--
  Due from Broker                                           --               --            1,953               --
  Receivable for Portfolio Shares Sold                      63           25,994               42            1,207
  Receivable for Investments Sold                           --              634                5              352
  Unrealized Appreciation on Foreign Currency
    Exchange Contracts                                      --            2,523              540              @--
  Foreign Withholding Tax Reclaim Receivable                61            1,163               55              910
  Dividends Receivable                                     133            7,722               86            1,238
  Interest Receivable                                      @--                3              @--              @--
  Other Assets                                               3              234                3               39
- -----------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                        99,525        9,370,916          108,111        1,280,788
- -----------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Collateral on Securities Loaned, at Value                 --       (1,058,940)         (10,703)              --
  Unrealized Depreciation on Foreign Currency
    Exchange Contracts                                      --           (3,375)            (407)              (4)
  Payable for Investments Purchased                         --           (1,228)              --           (1,019)
  Payable for Portfolio Shares Redeemed                   (189)         (16,086)             (17)            (449)
  Investment Advisory Fees Payable                        (175)         (15,531)            (153)          (2,984)
  Payable for Administration Fees                           (8)            (567)              (8)             (89)
  Payable for Custodian Fees                                (8)            (315)             (17)             (77)
  Directors' Fees and Expenses Payable                      (8)            (199)             (10)             (18)
  Distribution Fees, Class B                               (18)            (593)              (1)              --
  Other Liabilities                                        (16)            (198)             (28)             (65)
- -----------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                     (422)      (1,097,032)         (11,344)          (4,705)
- -----------------------------------------------------------------------------------------------------------------
NET ASSETS                                       $      99,103    $   8,273,884    $      96,767    $   1,276,083
=================================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                  $      84,515    $   6,532,781    $      93,268    $     896,082
Undistributed (Distributions in Excess of) Net
  Investment Income                                         (8)          (6,123)             257           (2,567)
Accumulated Net Realized Gain (Loss)                    (2,103)          23,504          (14,228)          22,099
Unrealized Appreciation (Depreciation) on:
Investments                                             16,686        1,722,044           17,194          360,297
Foreign Currency Exchange Contracts and
  Translations                                              13            1,678              146              172
Futures Contracts                                           --               --              130               --
=================================================================================================================
    NET ASSETS                                   $      99,103    $   8,273,884    $      96,767    $   1,276,083
=================================================================================================================
CLASS A:
NET ASSETS                                       $      68,505    $   7,200,606    $      94,162    $   1,276,083
SHARES OUTSTANDING $0.01 par value shares of
    beneficial interest (500,000,000 shares
    authorized) (not in 000's)                       3,846,584      343,072,956        7,956,605       50,818,493
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE                                      $       17.81    $       20.99    $       11.83    $       25.11
=================================================================================================================
CLASS B:
NET ASSETS                                       $      30,598    $   1,073,278    $       2,605    $          --
SHARES OUTSTANDING $0.01 par value shares of
    beneficial interest (500,000,000 shares
    authorized) (not in 000's)                       1,734,260       51,470,006          220,665               --
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE                                      $       17.64    $       20.85    $       11.80    $          --
=================================================================================================================
(1) INCLUDING:
      Repurchase Agreements, at Value:           $       3,766    $      55,914    $       5,973    $       3,389
      Securities on Loan, at Value:                         --        1,006,675           10,169               --
=================================================================================================================

@    Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              97

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF ASSETS AND LIABILITIES

                                                                           EQUITY           FOCUS    SMALL COMPANY        U.S. REAL
                                                                           GROWTH          EQUITY           GROWTH           ESTATE
                                                                        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                            (000)           (000)            (000)            (000)
- ----------------------------------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in Securities of Unaffiliated Issuers, at Cost:       $     683,355   $      55,015    $   1,155,878    $     771,955
===================================================================================================================================
  Investments in Securities of Unaffiliated Issuers, at Value:(1)         760,462          61,081        1,377,829        1,244,246
  Cash                                                                          1               1            1,943              233
  Receivable for Portfolio Shares Sold                                        667              51            2,440            2,201
  Receivable for Investments Sold                                          37,801             322            1,473            4,200
  Dividends Receivable                                                        322              19              111            6,706
  Interest Receivable                                                           1             @--                3                1
  Other Assets                                                                 26               2               35               36
- ----------------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                          799,280          61,476        1,383,834        1,257,623
- ----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Investments Purchased                                        (8,118)             --           (5,026)          (1,880)
  Payable for Portfolio Shares Redeemed                                   (32,765)             --          (10,209)          (6,317)
  Investment Advisory Fees Payable                                         (1,126)           (110)          (3,033)          (2,292)
  Payable for Administration Fees                                             (58)             (5)             (93)             (87)
  Payable for Custodian Fees                                                  (11)             (3)             (13)             (10)
  Directors' Fees and Expenses Payable                                        (46)             (8)             (12)             (21)
  Distribution Fees, Class B                                                 (133)             (5)            (405)             (80)
  Other Liabilities                                                           (33)            (29)             (34)             (38)
- ----------------------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                                     (42,290)           (160)         (18,825)         (10,725)
- ----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                          $     756,990   $      61,316    $   1,365,009    $   1,246,898
===================================================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                     $     797,087   $      87,821    $   1,171,895    $     739,534
Undistributed (Distributions in Excess of) Net Investment Income              894              90               --              (21)
Accumulated Net Investment Loss                                                --              --             (134)              --
Accumulated Net Realized Gain (Loss)                                     (118,098)        (32,661)         (28,703)          35,094
Unrealized Appreciation (Depreciation) on:
Investments                                                                77,107           6,066          221,951          472,291
===================================================================================================================================
    NET ASSETS                                                      $     756,990   $      61,316    $   1,365,009    $   1,246,898
===================================================================================================================================
CLASS A:
NET ASSETS                                                          $     554,097   $      52,757    $     651,276    $   1,097,718
SHARES OUTSTANDING $0.01 par value shares of beneficial interest
    (500,000,000 shares authorized) (not in 000's)                     32,817,608       4,191,468       52,101,905       47,300,320
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $       16.88   $       12.59    $       12.50    $       23.21
===================================================================================================================================
CLASS B:
NET ASSETS                                                          $     202,893   $       8,559    $     713,733    $     149,180
SHARES OUTSTANDING $0.01 par value shares of beneficial interest
    (500,000,000 shares authorized) (not in 000's)                     12,168,487         693,675       59,374,837        6,474,615
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $       16.67   $       12.34    $       12.02    $       23.04
===================================================================================================================================
(1) INCLUDING:
      Repurchase Agreements, at Value:                              $      10,639   $       1,175    $      57,239    $      17,343
===================================================================================================================================

@   Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

98

                                         2004 ANNUAL REPORT

                                         December 31, 2004

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                         EMERGING                         MUNICIPAL
                                                                                          MARKETS            MONEY            MONEY
                                                                     VALUE EQUITY            DEBT           MARKET           MARKET
                                                                        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                            (000)           (000)            (000)            (000)
- ----------------------------------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in Securities of Unaffiliated Issuers, at Cost:       $     146,443   $      75,885    $     547,852    $     469,241
  Foreign Currency, at Cost:                                                   --              13               --               --
===================================================================================================================================
  Investments in Securities of Unaffiliated Issuers, at Value:(1)         165,857          78,368          547,852          469,241
  Foreign Currency, at Value:                                                  --              15               --               --
  Cash                                                                          1               1               31               11
  Due from Broker                                                              --             466               --               --
  Receivable for Portfolio Shares Sold                                         36              74               --               --
  Receivable for Investments Sold                                             357           1,613               --              120
  Dividends Receivable                                                        191              --               --               --
  Interest Receivable                                                         @--           1,433               21              972
  Other Assets                                                                  6               2               19               16
- ----------------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                          166,448          81,972          547,923          470,360
- ----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Investments Purchased                                            --            (259)              --          (20,263)
  Payable for Portfolio Shares Redeemed                                       (29)             --               --               --
  Dividends Declared                                                           --              --             (465)            (308)
  Investment Advisory Fees Payable                                           (203)           (134)            (430)            (344)
  Payable for Administration Fees                                             (12)             (7)             (26)             (22)
  Payable for Custodian Fees                                                   (5)             (5)              (4)             @--
  Directors' Fees and Expenses Payable                                        (10)             (7)            (103)             (57)
  Distribution Fees, Class B                                                  (44)            @--               --               --
  Other Liabilities                                                           (18)            (14)             (29)             (48)
- ----------------------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                                        (321)           (426)          (1,057)         (21,042)
- ----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                          $     166,127   $      81,546    $     546,866    $     449,318
===================================================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                     $     153,104   $     165,480    $     546,836    $     449,299
Undistributed (Distributions in Excess of) Net Investment Income              (10)           (503)              30               19
Accumulated Net Realized Gain (Loss)                                       (6,381)        (85,940)             @--              @--
Unrealized Appreciation (Depreciation) on:
Investments                                                                19,414           2,483               --               --
Foreign Currency Translations                                                  --               2               --               --
Futures Contracts                                                              --              24               --               --
===================================================================================================================================
    NET ASSETS                                                      $     166,127   $      81,546    $     546,866    $     449,318
===================================================================================================================================
CLASS A:
NET ASSETS                                                          $      90,938   $      81,109    $     546,866    $     449,318
SHARES OUTSTANDING $0.01 par value shares of beneficial interest
    (500,000,000 shares authorized for Value Equity Portfolio and
    Emerging Market Debt Portfolio) (4,000,000,000 shares
    authorized for Money Market Portfolio and Municipal Money
    Market Portfolio) (not in 000's)                                    8,645,567      22,275,638      547,012,269      449,299,194
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $       10.52   $        3.64    $        1.00    $        1.00
===================================================================================================================================
CLASS B:
NET ASSETS                                                          $      75,189   $         437    $          --    $          --
SHARES OUTSTANDING $0.01 par value shares of beneficial interest
    (unlimited number of shares authorized) (not in 000's)              7,151,159         117,351               --               --
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $       10.51   $        3.72    $          --    $          --
===================================================================================================================================
(1) INCLUDING:
      Repurchase Agreements, at Value:                              $       6,857   $         238    $     211,200    $          --
===================================================================================================================================

@    Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              99

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

                                                                  ACTIVE                    EUROPEAN                    GLOBAL
                                                           INTERNATIONAL     EMERGING           REAL       GLOBAL        VALUE
                                                              ALLOCATION      MARKETS         ESTATE    FRANCHISE       EQUITY
                                                               PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                   (000)        (000)          (000)        (000)        (000)
- ------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends from Securities of Unaffiliated Issuers        $       9,176    $  26,691      $   1,153    $   2,083    $   2,131
  Dividends from Affiliated Issuer                                    --          572             --           --           --
  Interest                                                         1,081        2,619             23           28           58
  Less: Foreign Taxes Withheld                                      (990)      (1,732)          (147)        (179)        (129)
- ------------------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                        9,267       28,150          1,029        1,932        2,060
- ------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                2,901       13,384            269          548          692
  Administration Fees (Note C)                                       622        1,509             51          103          130
  Custodian Fees (Note E)                                            239        1,085             74           43           46
  Directors' Fees and Expenses                                         8           24              1            1            2
  Bank Overdraft Expense                                             @--           21            @--            4          @--
  Professional Fees                                                   48          138             25           25           34
  Shareholder Reporting Fees                                          93          122              5           31            9
  Distribution Fees on Class B Shares (Note D)                         9          142              3            9           75
  Other Expenses                                                      86           85             39           42           46
- ------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                 4,006       16,510            467          806        1,034
- ------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees (Note B)                       (424)          --           (127)        (109)         (68)
- ------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                   3,582       16,510            340          697          966
- ------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       5,685       11,640            689        1,235        1,094
- ------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                                10,584      123,143*         3,825        7,856        5,902
  Foreign Currency Transactions                                    5,695         (610)             2         (811)          36
  Futures Contracts                                                4,921           --             --           --           --
- ------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                      21,200      122,533          3,827        7,045        5,938
- ------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                     51,179      112,023**       10,115          725        4,960
  Foreign Currency Exchange Contracts and Translations               165       (4,597)           (24)        (409)         (29)
  Futures Contracts                                                 (259)          --             --           --           --
- ------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)          51,085      107,426         10,091          316        4,931
- ------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
   UNREALIZED APPRECIATION (DEPRECIATION)                         72,285      229,959         13,918        7,361       10,869
- ------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from
      Operations                                           $      77,970    $ 241,599      $  14,607    $   8,596    $  11,963
==============================================================================================================================

@    Amount is less than $500.
*    Net of Country Taxes of $(252).
**   Net of Decrease in Deferred Country Tax Accrual of $988.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

100

                                          2004 ANNUAL REPORT

                                          December 31, 2004

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

                                              INTERNATIONAL    INTERNATIONAL    INTERNATIONAL           EQUITY            FOCUS
                                                     EQUITY           MAGNUM        SMALL CAP           GROWTH           EQUITY
                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                      (000)            (000)            (000)            (000)            (000)
- -------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends from Securities of Unaffiliated
    Issuers                                   $     189,180    $       2,002    $      26,347    $      10,944    $         857
  Interest                                            6,268              131              559              155               20
  Less: Foreign Taxes Withheld                      (20,916)            (217)          (2,969)             (11)              (1)
- -------------------------------------------------------------------------------------------------------------------------------
    Total Investment Income                         174,532            1,916           23,937           11,088              876
- -------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                  56,800              694           10,377            4,807              514
  Administration Fees (Note C)                        9,921              127            1,529            1,167               96
  Custodian Fees (Note E)                             1,890              135              491               69               20
  Directors' Fees and Expenses                          120                3               16               18                2
  Bank Overdraft Expense                                  2                1                1                2                1
  Professional Fees                                     211               27               90               48               29
  Shareholder Reporting Fees                            665               34              118              144               11
  Distribution Fees on Class B Shares
    (Note D)                                          2,110                5               --              523               21
  Other Expenses                                        293               48               77               85               39
- -------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                   72,012            1,074           12,699            6,863              733
- -------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees
    (Note B)                                             --             (199)            (138)              --              (69)
- -------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                     72,012              875           12,561            6,863              664
- -------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        102,520            1,041           11,376            4,225              212
- -------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                  626,725            7,089          110,193           77,504            2,863
  Foreign Currency Transactions                      42,185              976               42               --               --
  Futures Contracts                                      --              456               --               --               --
- -------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                        668,910            8,521          110,235           77,504            2,863
- -------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                       608,282            5,830          198,546          (18,972)             884
  Foreign Currency Exchange Contracts and
    Translations                                    (29,655)            (243)            (126)              --               --
  Futures Contracts                                      --             (132)              --               --               --
- -------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation
      (Depreciation)                                578,627            5,455          198,420          (18,972)             884
- -------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE
  IN UNREALIZED APPRECIATION (DEPRECIATION)       1,247,537           13,976          308,655           58,532            3,747
- -------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations               $   1,350,057    $      15,017    $     320,031    $      62,757    $       3,959
===============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                             101

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

                                                                          SMALL                               EMERGING
                                                                        COMPANY    U.S. REAL        VALUE      MARKETS
                                                                         GROWTH       ESTATE       EQUITY         DEBT
                                                                      PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                          (000)        (000)        (000)        (000)
- ----------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends from Securities of Unaffiliated Issuers                   $   2,731    $  31,000    $   3,456    $      --
  Interest                                                                  457          320          101        5,560
  Less: Foreign Taxes Withheld                                               --         (193)         (13)          --
- ----------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                               3,188       31,127        3,544        5,560
- ----------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                       9,794        8,269          890          499
  Administration Fees (Note C)                                            1,381        1,456          259           98
  Custodian Fees (Note E)                                                    81           57           29           26
  Directors' Fees and Expenses                                               14           17            4            2
  Bank Overdraft Expense                                                      3            4            1            2
  Professional Fees                                                          92           48           34           38
  Shareholder Reporting Fees                                                168          153           49            7
  Distribution Fees on Class B Shares (Note D)                            1,434          239          176            1
  Other Expenses                                                            100          105           55           38
- ----------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                       13,067       10,348        1,497          711
- ----------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees (Note B)                              (628)          --          (72)         (22)
- ----------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                         12,439       10,348        1,425          689
- ----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                             (9,251)      20,779        2,119        4,871
- ----------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                                       94,642       78,698       17,231          782
  Future Contracts                                                           --           --           --         (107)
- ----------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                             94,642       78,698       17,231          675
- ----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                           111,273      245,206        1,949         (280)
  Foreign Currency Exchange Contracts and Translations                       --           --           --            2
  Futures Contracts                                                          --           --           --          202
- ----------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)                111,273      245,206        1,949          (76)
- ----------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                                205,915      323,904       19,180          599
- ----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations   $ 196,664    $ 344,683    $  21,299    $   5,470
======================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

102

                                          2004 ANNUAL REPORT

                                          December 31, 2004

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

                                                                                  MUNICIPAL
                                                                          MONEY       MONEY
                                                                         MARKET      MARKET
                                                                      PORTFOLIO   PORTFOLIO
                                                                          (000)       (000)
- -------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                            $   8,871   $   5,744
- -------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                       1,986       1,421
  Administration Fees (Note C)                                              922         649
  Custodian Fees (Note E)                                                    28          14
  Directors' Fees and Expenses                                               24          15
  Bank Overdraft Expense                                                      1           2
  Professional Fees                                                          44          43
  Shareholder Reporting Fees                                                  3          21
  Other Expenses                                                             93          76
- -------------------------------------------------------------------------------------------
    Total Expenses                                                        3,101       2,241
- -------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                              5,770       3,503
- -------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                                          @--         @--
- -------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations   $   5,770   $   3,503
===========================================================================================

@    Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                             103

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                              ACTIVE INTERNATIONAL ALLOCATION         EMERGING MARKETS
                                                                         PORTFOLIO                        PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
- -----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $        5,685   $        4,731   $      11,640   $       9,042
  Net Realized Gain (Loss)                                            21,200          (17,331)        122,533          60,144
  Net Change in Unrealized Appreciation (Depreciation)                51,085          102,137         107,426         310,184
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        77,970           89,537         241,599         379,370
- -----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                              (10,301)          (6,132)         (9,513)        (11,316)
  Net Realized Gain                                                       --               --              --            (653)
  CLASS B:
  Net Investment Income                                                  (42)             (86)           (416)           (408)
  Net Realized Gain                                                       --               --              --             (24)
- -----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                (10,343)          (6,218)         (9,929)        (12,401)
- -----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                         219,838          150,855         563,202         861,356
  Distributions Reinvested                                             9,070            5,120           8,957          11,229
  Redeemed                                                           (68,754)        (133,423)       (564,272)       (860,424)
  Redemption Fees                                                         --               --             104              13
  CLASS B:
  Subscribed                                                           2,286           40,954          38,135         554,055
  Distributions Reinvested                                                42               86             413             421
  Redeemed                                                            (5,807)         (45,948)        (20,076)       (541,631)
  Redemption Fees                                                         49               --              21              --
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                       156,724           17,644          26,484          25,019
- -----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                            224,351          100,963         258,154         391,988
NET ASSETS:
  Beginning of Period                                                359,123          258,160       1,062,399         670,411
- -----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $      583,474   $      359,123   $   1,320,553   $   1,062,399
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net Investment
    Income Included in End of Period Net Assets               $        2,454   $        1,349   $      (3,455)  $      (4,916)
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                 22,277           19,765          34,353          72,921
    Shares Issued on Distributions Reinvested                            840              555             481             742
    Shares Redeemed                                                   (7,005)         (17,615)        (35,194)        (72,761)
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding             16,112            2,705            (360)            902
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                                    226            5,167           2,292          49,916
    Shares Issued on Distributions Reinvested                              4                9              22              28
    Shares Redeemed                                                     (574)          (5,732)         (1,282)        (48,519)
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding               (344)            (556)          1,032           1,425
=============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

104

                                          2004 ANNUAL REPORT

                                          December 31, 2004
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    EUROPEAN REAL ESTATE              GLOBAL FRANCHISE
                                                                         PORTFOLIO                        PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
- -----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $          689   $          457   $       1,235   $       1,064
  Net Realized Gain (Loss)                                             3,827            2,509           7,045             311
  Net Change in Unrealized Appreciation (Depreciation)                10,091            4,781             316          14,286
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        14,607            7,747           8,596          15,661
- -----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                 (821)            (609)             --            (197)
  Net Realized Gain                                                       --               --          (3,955)           (581)
  CLASS B:
  Net Investment Income                                                  (11)             (23)             --              (2)
  Net Realized Gain                                                       --               --            (277)            (19)
- -----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (832)            (632)         (4,232)           (799)
- -----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          15,851            6,645           7,145          29,757
  Distributions Reinvested                                               821              607           3,953             771
  Redeemed                                                            (1,596)         (11,123)        (36,966)        (13,713)
  Redemption Fees                                                          1               --             149              10
  CLASS B:
  Subscribed                                                             100               50           1,671           1,050
  Distributions Reinvested                                               @--               12             277              21
  Redeemed                                                              (604)            (375)           (871)           (391)
  Redemption Fees                                                         --               --               4              --
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                        14,573           (4,184)        (24,638)         17,505
- -----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                             28,348            2,931         (20,274)         32,367
NET ASSETS:
  Beginning of Period                                                 23,099           20,168          82,438          50,071
- -----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $       51,447   $       23,099   $      62,164   $      82,438
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net Investment
    Income Included in End of Period Net Assets               $         (293)  $         (274)  $         287   $        (212)
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                    888              551             479           2,451
    Shares Issued on Distributions Reinvested                             37               41             260              56
    Shares Redeemed                                                      (86)            (884)         (2,472)         (1,234)
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                839             (292)         (1,733)          1,273
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                                      6                3             115              92
    Shares Issued on Distributions Reinvested                            @--                1              18               2
    Shares Redeemed                                                      (29)             (30)            (59)            (32)
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                (23)             (26)             74              62
=============================================================================================================================

@    Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                             105

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    GLOBAL VALUE EQUITY              INTERNATIONAL EQUITY
                                                                         PORTFOLIO                        PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
- -----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $        1,094   $          966   $     102,520   $      73,302
  Net Realized Gain (Loss)                                             5,938           (3,228)        668,910          66,729
  Net Change in Unrealized Appreciation (Depreciation)                 4,931           22,557         578,627       1,420,439
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        11,963           20,295       1,350,057       1,560,470
- -----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                 (832)            (552)       (116,252)        (93,410)
  Net Realized Gain                                                     (184)            (296)       (474,947)             --
  CLASS B:
  Net Investment Income                                                 (299)            (260)        (15,360)        (11,014)
  Net Realized Gain                                                      (83)            (176)        (71,363)             --
- -----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (1,398)          (1,284)       (677,922)       (104,424)
- -----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          11,471           50,855       1,643,058       2,674,838
  Distributions Reinvested                                             1,000              837         549,353          76,093
  Redeemed                                                            (6,705)         (42,321)     (1,245,518)     (2,347,380)
  Redemption Fees                                                          9               28              91               7
  CLASS B:
  Subscribed                                                           5,089           12,816         414,909         493,867
  Distributions Reinvested                                               382              436          86,576          10,897
  Redeemed                                                           (11,020)         (14,519)       (237,977)       (366,212)
  Redemption Fees                                                          6               --              18               6
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                           232            8,132       1,210,510         542,116
- -----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                             10,797           27,143       1,882,645       1,998,162
NET ASSETS:
  Beginning of Period                                                 88,306           61,163       6,391,239       4,393,077
- -----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $       99,103   $       88,306   $   8,273,884   $   6,391,239
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net
    Investment Income Included in End of
    Period Net Assets                                         $           (8)  $          (12)  $      (6,123)  $      13,763
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                    693            4,031          82,082         172,150
    Shares Issued on Distributions Reinvested                             56               57          26,129           4,076
    Shares Redeemed                                                     (409)          (3,335)        (61,971)       (150,128)
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                340              753          46,240          26,098
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                                    313            1,014          20,517          31,747
    Shares Issued on Distributions Reinvested                             22               30           4,164             587
    Shares Redeemed                                                     (688)          (1,133)        (11,898)        (23,883)
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding               (353)             (89)         12,783           8,451
=============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

106

                                          2004 ANNUAL REPORT

                                          December 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   INTERNATIONAL MAGNUM             INTERNATIONAL SMALL CAP
                                                                         PORTFOLIO                         PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
- -----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $        1,041   $        1,024   $      11,376   $       8,911
  Net Realized Gain (Loss)                                             8,521             (877)        110,235          35,111
  Net Change in Unrealized Appreciation (Depreciation)                 5,455           24,407         198,420         219,303
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        15,017           24,554         320,031         263,325
- -----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                               (1,884)          (1,476)        (16,593)         (9,894)
  Net Realized Gain                                                       --               --         (89,822)        (13,236)
  CLASS B:
  Net Investment Income                                                  (44)            (164)             --              --
- -----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (1,928)          (1,640)       (106,415)        (23,130)
- -----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          14,773           26,857         290,544         322,236
  Distributions Reinvested                                             1,707            1,369          97,500          21,202
  Redeemed                                                           (26,151)         (23,785)       (225,580)       (123,761)
  Redemption Fees                                                         --               --               7             @--
  CLASS B:
  Subscribed                                                           1,464          312,397              --              --
  Distributions Reinvested                                                44              164              --              --
  Redeemed                                                            (1,484)        (321,519)             --              --
  Redemption Fees                                                          6                3              --              --
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                        (9,641)          (4,514)        162,471         219,677
- -----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              3,448           18,400         376,087         459,872
NET ASSETS:
  Beginning of Period                                                 93,319           74,919         899,996         440,124
- -----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $       96,767   $       93,319   $   1,276,083   $     899,996
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net Investment
    Income Included in End of Period Net Assets               $          257   $          168   $      (2,567)  $        (660)
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                  1,391            3,223          12,655          19,043
    Shares Issued on Distributions Reinvested                            149              141           3,943           1,059
    Shares Redeemed                                                   (2,512)          (2,922)         (9,636)         (7,215)
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding               (972)             442           6,962          12,887
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                                    140           37,663              --              --
    Shares Issued on Distributions Reinvested                              4               17              --              --
    Shares Redeemed                                                     (142)         (38,288)             --              --
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                  2             (608)             --              --
=============================================================================================================================

@    Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                             107

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      EQUITY GROWTH                    FOCUS EQUITY
                                                                        PORTFOLIO                        PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
- -----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $        4,225   $        1,854   $         212   $         130
  Net Realized Gain (Loss)                                            77,504           30,184           2,863           8,486
  Net Change in Unrealized Appreciation (Depreciation)               (18,972)         128,831             884           9,403
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        62,757          160,869           3,959          18,019
- -----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                               (2,734)          (1,800)           (103)           (137)
  CLASS B:
  Net Investment Income                                                 (480)            (170)             --              --
- -----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (3,214)          (1,970)           (103)           (137)
- -----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                         206,548          215,085           5,830          39,096
  Distributions Reinvested                                             2,720            1,755             102             132
  Redeemed                                                          (289,148)        (179,059)        (17,889)        (45,080)
  CLASS B:
  Subscribed                                                          45,500           46,547           2,104           2,464
  Distributions Reinvested                                               477              168              --              --
  Redeemed                                                           (57,939)         (42,814)         (2,263)         (2,679)
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                       (91,842)          41,682         (12,116)         (6,067)
- -----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                            (32,299)         200,581          (8,260)         11,815
NET ASSETS:
  Beginning of Period                                                789,289          588,708          69,576          57,761
- -----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $      756,990   $      789,289   $      61,316   $      69,576
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net
    Investment Income Included in End of Period Net Assets    $          894   $         (117)  $          90   $         (19)
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                 13,069           20,284             492           3,847
    Shares Issued on Distributions Reinvested                            162              113               8              11
    Shares Redeemed                                                  (17,875)         (17,540)         (1,516)         (4,344)
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding             (4,644)           2,857          (1,016)           (486)
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                                  2,947            3,359             183             275
    Shares Issued on Distributions Reinvested                             29               11              --              --
    Shares Redeemed                                                   (3,644)          (3,217)           (195)           (295)
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding               (668)             153             (12)            (20)
=============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

108

                                          2004 ANNUAL REPORT

                                          December 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SMALL COMPANY GROWTH              U.S. REAL ESTATE
                                                                        PORTFOLIO                       PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
- -----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $       (9,251)  $       (5,016)  $      20,779   $      24,853
  Net Realized Gain (Loss)                                            94,642           69,288          78,698          23,763
  Net Change in Unrealized Appreciation (Depreciation)               111,273          104,359         245,206         215,670
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                       196,664          168,631         344,683         264,286
- -----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                   --               --         (20,112)        (23,648)
  Net Realized Gain                                                  (19,248)              --         (39,780)         (8,798)
  CLASS B:
  Net Investment Income                                                   --               --          (1,863)         (1,359)
  Net Realized Gain                                                  (21,671)              --          (5,186)           (689)
- -----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                (40,919)              --         (66,941)        (34,494)
- -----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                         383,757          137,063         272,597         236,560
  Issued on Portfolio Merger                                              --           98,228              --              --
  Distributions Reinvested                                            18,037               --          56,387          29,125
  Redeemed                                                          (121,266)         (58,979)       (380,361)       (240,705)
  CLASS B:
  Subscribed                                                         291,972          247,321          80,932          40,038
  Issued on Portfolio Merger                                              --            1,975              --              --
  Distributions Reinvested                                            21,670               --           7,046           1,994
  Redeemed                                                          (168,240)        (101,358)        (35,142)        (15,965)
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                       425,930          324,250           1,459          51,047
- -----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                            581,675          492,881         279,201         280,839
NET ASSETS:
  Beginning of Period                                                783,334          290,453         967,697         686,858
- -----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $    1,365,009   $      783,334   $   1,246,898   $     967,697
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net
    Investment Income Included in End of Period
    Net Assets                                                $           --   $           --   $         (21)  $         (52)
  Accumulated Net Investment Loss Included in End of
    Period Net Assets                                                   (134)             (30)             --              --
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                 33,511           13,630          13,971          16,166
    Shares Issued on Portfolio Merger                                     --           10,221              --              --
    Shares Issued on Distributions Reinvested                          1,462               --           2,587           1,764
    Shares Redeemed                                                  (10,553)          (6,106)        (19,349)        (16,197)
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding             24,420           17,745          (2,791)          1,733
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                                 26,411           27,650           4,029           2,488
    Shares Issued on Portfolio Merger                                     --              213              --              --
    Shares Issued on Distributions Reinvested                          1,826               --             322             120
    Shares Redeemed                                                  (15,258)         (11,195)         (1,817)         (1,013)
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding             12,979           16,668           2,534           1,595
=============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                             109

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         VALUE EQUITY               EMERGING MARKETS DEBT
                                                                           PORTFOLIO                       PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
- -----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $        2,119   $        2,009   $       4,871   $       4,161
  Net Realized Gain (Loss)                                            17,231            2,159             675           7,192
  Net Change in Unrealized Appreciation (Depreciation)                 1,949           32,309             (76)          2,777
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        21,299           36,477           5,470          14,130
- -----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                               (1,367)          (1,250)         (5,246)         (3,737)
  CLASS B:
  Net Investment Income                                                 (745)            (778)            (26)            (28)
- -----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (2,112)          (2,028)         (5,272)         (3,765)
- -----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          19,852           66,165          47,055          20,057
  Distributions Reinvested                                             1,350            1,164           3,506           3,619
  Redeemed                                                           (50,149)         (53,059)        (24,285)        (28,095)
  Redemption Fees                                                         --               --               2              --
  CLASS B:
  Subscribed                                                          25,523           45,709              --              --
  Distributions Reinvested                                               739              752              26              28
  Redeemed                                                           (31,552)         (37,212)            (32)            (10)
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                       (34,237)          23,519          26,272          (4,401)
- -----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                            (15,050)          57,968          26,470           5,964
NET ASSETS:
  Beginning of Period                                                181,177          123,209          55,076          49,112
- -----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $      166,127   $      181,177   $      81,546   $      55,076
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net Investment
    Income Included in End of Period Net Asset                $          (10)  $          (20)  $        (503)  $        (174)
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                  2,070            7,984          12,890           6,560
    Shares Issued on Distributions Reinvested                            138              142             964           1,028
    Shares Redeemed                                                   (5,277)          (7,020)         (7,065)         (8,658)
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding             (3,069)           1,106           6,789          (1,070)
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                                  2,668            5,461              --              --
    Shares Issued on Distributions Reinvested                             75               93               7               8
    Shares Redeemed                                                   (3,349)          (4,284)             (9)             (3)
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding               (606)           1,270              (2)              5
=============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

110

                                          2004 ANNUAL REPORT

                                          December 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        MONEY MARKET               MUNICIPAL MONEY MARKET
                                                                          PORTFOLIO                      PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
- -----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                       $        5,770   $        7,531   $       3,503   $       4,229
  Net Realized Gain (Loss)                                               @--               --             @--              10
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                         5,770            7,531           3,503           4,239
- -----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                               (5,834)          (7,531)         (3,503)         (4,229)
- -----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                       2,279,953        3,249,589       2,140,786       3,422,911
  Distributions Reinvested                                             5,179            7,829           3,086           4,390
  Redeemed                                                        (2,533,601)      (3,831,954)     (2,206,105)     (3,826,186)
- -----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                      (248,469)        (574,536)        (62,233)       (398,885)
- -----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                           (248,533)        (574,536)        (62,233)       (398,875)
NET ASSETS:
  Beginning of Period                                                795,399        1,369,935         511,551         910,426
- -----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $      546,866   $      795,399   $     449,318   $     511,551
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net Investment
    Income Included in End of Period Net Asset                $           30   $           88   $          19   $          19
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                              2,279,952        3,249,588       2,140,786       3,422,906
    Shares Issued on Distributions Reinvested                          5,179            7,829           3,086           4,390
    Shares Redeemed                                               (2,533,600)      (3,831,950)     (2,206,105)     (3,826,184)
- -----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding           (248,469)        (574,533)        (62,233)       (398,888)
=============================================================================================================================

@    Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                             111

2004 ANNUAL REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                          CLASS A
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $      9.58    $      7.30    $      8.65    $     10.68    $     14.26
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.13+          0.13+          0.13+          0.12           0.19
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                  1.46           2.32          (1.26)         (2.01)         (2.32)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.59           2.45          (1.13)         (1.89)         (2.13)
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.21)         (0.17)         (0.22)         (0.14)         (0.01)
  Net Realized Gain                                                --             --             --          (0.00)++       (1.44)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.21)         (0.17)         (0.22)         (0.14)         (1.45)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     10.96    $      9.58    $      7.30    $      8.65    $     10.68
=================================================================================================================================
TOTAL RETURN                                                    16.64%         33.65%        (13.11)%       (17.63)%       (14.97)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   580,851    $   353,488    $   249,742    $   388,225    $   509,309
Ratio of Expenses to Average Net Assets(1)                       0.80%          0.80%          0.80%          0.81%          0.82%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              0.80%          0.80%           N/A           0.80%          0.80%
Ratio of Net Investment Income (Loss) to Average Net
  Assets(1)                                                      1.28%          1.66%          1.57%          1.25%          1.55%
Portfolio Turnover Rate                                            24%            55%            42%            36%            80%
- ---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             0.91%          0.96%          0.93%          0.89%          0.93%
      Net Investment Income (Loss) to Average Net Assets         1.18%          1.50%          1.44%          1.17%          1.45%
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $      9.72    $      7.41    $      8.77    $     10.80    $     14.41
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.10+          0.12+          0.11+          0.13           0.27
  Net Realized and Unrealized Gain (Loss) on Investments         1.35           2.33          (1.27)         (2.06)         (2.43)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.45           2.45          (1.16)         (1.93)         (2.16)
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.17)         (0.14)         (0.20)         (0.10)         (0.01)
  Net Realized Gain                                                --             --             --          (0.00)++       (1.44)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.17)         (0.14)         (0.20)         (0.10)         (1.45)
- ---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.13             --             --             --             --
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     11.13    $      9.72    $      7.41    $      8.77    $     10.80
=================================================================================================================================
TOTAL RETURN                                                    16.29%         33.13%        (13.29)%       (17.81)%       (15.02)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $     2,623    $     5,635    $     8,418    $    10,362    $    19,814
Ratio of Expenses to Average Net Assets(2)                       1.05%          1.05%          1.05%          1.06%          1.07%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.05%          1.05%           N/A           1.05%          1.05%
Ratio of Net Investment Income (Loss) to Average Net
  Assets(2)                                                      1.03%          1.41%          1.32%          1.05%          1.42%
Portfolio Turnover Rate                                            24%            55%            42%            36%            80%
- ---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.16%          1.21%          1.18%          1.14%          1.18%
      Net Investment Income (Loss) to Average Net Assets         0.92%          1.25%          1.19%          0.97%          1.31%
- ---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

112

                                          2004 ANNUAL REPORT

                                          December 31, 2004
FINANCIAL HIGHLIGHTS

EMERGING MARKETS PORTFOLIO

                                                                                         CLASS A
                                                          -----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.52    $     10.13    $     10.81    $     11.31    $     19.27
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.19+          0.14+          0.04+          0.05          (0.10)
  Net Realized and Unrealized Gain (Loss) on Investments         3.54           5.44          (0.71)         (0.55)         (7.28)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             3.73           5.58          (0.67)         (0.50)         (7.38)
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.15)         (0.18)         (0.01)            --             --
  Net Realized Gain                                                --             --             --             --          (0.58)
  Return of Capital                                                --          (0.01)            --             --             --
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.15)         (0.19)         (0.01)            --          (0.58)
- ---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++         0.00++           --             --             --
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     19.10    $     15.52    $     10.13    $     10.81    $     11.31
=================================================================================================================================
TOTAL RETURN                                                    24.09%         55.08%         (6.24)%        (4.42)%       (38.43)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $ 1,249,299    $ 1,020,353    $   657,203    $   748,058    $   917,091
Ratio of Expenses to Average Net Assets                          1.52%#         1.64%          1.65%          1.65%          1.63%
Ratio of Expenses to Average Net Assets Excluding
  Country Tax Expense and Bank Overdraft Expense                 1.52%          1.61%          1.58%           N/A            N/A
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                     1.09%          1.15%          0.35%          0.47%         (0.63)%
Portfolio Turnover Rate                                            73%            92%            91%            93%            92%
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS B
                                                          -----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.36    $     10.06    $     10.73    $     11.26    $     19.24
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.15+          0.11+          0.01+          0.03          (0.11)
  Net Realized and Unrealized Gain (Loss) on Investments         3.49           5.35          (0.68)         (0.56)         (7.29)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             3.64           5.46          (0.67)         (0.53)         (7.40)
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.11)         (0.15)            --             --             --
  Net Realized Gain                                                --             --             --             --          (0.58)
  Return of Capital                                                --          (0.01)            --             --             --
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.11)         (0.16)            --             --          (0.58)
- ---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.01             --             --             --             --
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     18.90    $     15.36    $     10.06    $     10.73    $     11.26
=================================================================================================================================
TOTAL RETURN                                                    23.84%         54.31%         (6.24)%        (4.71)%       (38.60)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    71,254    $    42,046    $    13,208    $    14,456    $    13,949
Ratio of Expenses to Average Net Assets                          1.77%#         1.89%          1.90%          1.90%          1.88%
Ratio of Expenses to Average Net Assets Excluding
  Country Tax Expense and Bank Overdraft Expense                 1.77%          1.86%          1.83%           N/A            N/A
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                         0.89%          0.90%          0.10%          0.22%         (0.82)%
Portfolio Turnover Rate                                            73%            92%            91%            93%            92%
- ---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
#    Effective November 1, 2004, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares and 1.90% for Class B shares. Prior to November 1, 2004, these maximum ratios were 1.75% for Class A shares and 2.00% for Class B shares.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                             113

2004 ANNUAL REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS

EUROPEAN REAL ESTATE PORTFOLIO

                                                                                              CLASS A
                                                          -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.13    $     10.93    $      9.30    $     10.38    $      9.16
=================================================================================================================================
INCOME (LOSS)  FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.36+          0.27+          0.37+          0.27           0.07
  Net Realized and Unrealized Gain (Loss) on Investments         6.82           4.35           1.90          (1.09)          1.30
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             7.18           4.62           2.27          (0.82)          1.37
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.36)         (0.42)         (0.64)         (0.26)         (0.15)
- ---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++           --             --             --             --
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     21.95    $     15.13    $     10.93    $      9.30    $     10.38
=================================================================================================================================
TOTAL RETURN                                                    47.49%         42.41%         24.52%         (7.85)%        14.91%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    50,620    $    22,184    $    19,215    $    13,826    $     7,766
Ratio of Expenses to Average Net Assets (1)                      1.00%          1.00%          1.00%          1.01%          1.03%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.00%          1.00%           N/A           1.00%          1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 2.05%          2.23%          3.37%          2.30%          1.55%
Portfolio Turnover Rate                                            42%            47%            79%            46%            74%
- ---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.38%          1.49%          1.56%          1.53%          1.90%
      Net Investment Income (Loss) to Average Net Assets         1.67%          1.74%          2.81%          1.74%          0.69%
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                          -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.17    $     10.96    $      9.33    $     10.41    $      9.19
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.35+          0.28+          0.27+          0.08           0.18
  Net Realized and Unrealized Gain (Loss) on Investments         6.81           4.32           1.97          (0.93)          1.16
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             7.16           4.60           2.24          (0.85)          1.34
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.29)         (0.39)         (0.61)         (0.23)         (0.12)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     22.04    $     15.17    $     10.96    $      9.33    $     10.41
=================================================================================================================================
TOTAL RETURN                                                    47.15%         42.06%         24.11%         (8.08)%        14.55%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $       827    $       915    $       953    $     1,687    $     1,449
Ratio of Expenses to Average Net Assets (2)                      1.25%          1.25%          1.25%          1.26%          1.28%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.25%          1.25%           N/A           1.25%          1.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                 2.03%          1.98%          3.12%          1.53%          1.50%
Portfolio Turnover Rate                                            42%            47%            79%            46%            74%
- ---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.66%          1.74%          1.81%          1.78%          2.15%
      Net Investment Income (Loss) to Average Net Assets         1.62%          1.49%          2.56%          0.96%          0.61%
- ---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

114

                                          2004 ANNUAL REPORT

                                          December 31, 2004
FINANCIAL HIGHLIGHTS

GLOBAL FRANCHISE PORTFOLIO

                                                                                       CLASS A
                                                          ------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                       PERIOD FROM
                                                          ----------------------------------------------  NOVEMBER 28, 2001^
SELECTED PER SHARE DATA AND RATIOS                               2004           2003            2002    TO DECEMBER 31, 2001
- ----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     14.29    $     11.29     $     10.48    $              10.00
============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.27+          0.23+           0.17+                   0.01
  Net Realized and Unrealized Gain (Loss) on Investments         1.66           2.91            0.68                    0.47
- ----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.93           3.14            0.85                    0.48
- ----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                            --          (0.03)             --                      --
  Net Realized Gain                                             (1.13)         (0.11)          (0.04)                     --
- ----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.13)         (0.14)          (0.04)                     --
- ----------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.03           0.00++            --                      --
- ----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     15.12    $     14.29     $     11.29    $              10.48
============================================================================================================================
TOTAL RETURN                                                    13.77%         27.92%           8.10%                   4.80%#
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    58,223    $    79,756     $    48,644    $             10,595
Ratio of Expenses to Average Net Assets (1)                      1.00%          1.00%           1.00%                   1.00%*
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 1.82%          1.91%           1.41%                   1.30%*
Portfolio Turnover Rate                                            21%            32%             62%                    N/A
- ----------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.16%          1.23%           1.28%                  16.47%*
      Net Investment Income (Loss) to Average Net Assets         1.66%          1.68%           1.13%                 (14.17)%*
- ----------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                          ------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                       PERIOD FROM
                                                          ----------------------------------------------  NOVEMBER 28, 2001^
SELECTED PER SHARE DATA AND RATIOS                               2004           2003            2002    TO DECEMBER 31, 2001
- ----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     14.22    $     11.24     $     10.46    $              10.00
============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.22+          0.22+           0.11+                  (0.09)
  Net Realized and Unrealized Gain (Loss) on Investments         1.69           2.88            0.71                    0.55
- ----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.91           3.10            0.82                    0.46
- ----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                            --          (0.01)             --                      --
  Net Realized Gain                                             (1.13)         (0.11)          (0.04)                     --
- ----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.13)         (0.12)          (0.04)                     --
- ----------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.01             --              --                      --
- ----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     15.01    $     14.22     $     11.24    $              10.46
============================================================================================================================
TOTAL RETURN                                                    13.56%         27.62%           7.82%                   4.60%#
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $     3,941    $     2,682     $     1,427    $                415
Ratio of Expenses to Average Net Assets (2)                      1.25%          1.25%           1.25%                   1.25%*
Ratio of Net Investment Income (Loss) to Average Net
  Assets (2)                                                     1.47%          1.66%           1.16%                 (13.29)%*
Portfolio Turnover Rate                                            21%            32%             62%                    N/A
- ----------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.41%          1.48%           1.53%                  16.72%*
      Net Investment Income (Loss) to Average Net Assets         1.31%          1.43%           0.88%                 (21.62)%*
- ----------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
^    Commencement of Operations
#    Not annualized
*    Annualized

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                             115

2004 ANNUAL REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS

GLOBAL VALUE EQUITY PORTFOLIO

                                                                                              CLASS A
                                                          -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.84    $     12.46    $     15.45    $     17.05    $     18.32
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.22+          0.19+          0.15+          0.13           0.26
  Net Realized and Unrealized Gain (Loss) on Investments         2.02           3.42          (2.82)         (1.56)          1.75
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             2.24           3.61          (2.67)         (1.43)          2.01
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.22)         (0.16)         (0.20)         (0.17)         (0.62)
  Net Realized Gain                                             (0.05)         (0.08)         (0.12)            --          (2.66)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.27)         (0.24)         (0.32)         (0.17)         (3.28)
- ---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++         0.01             --             --             --
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     17.81    $     15.84    $     12.46    $     15.45    $     17.05
=================================================================================================================================
TOTAL RETURN                                                    14.13%         29.21%        (17.34)%        (8.36)%        11.75%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    68,505    $    55,545    $    34,297    $    34,079    $    40,418
Ratio of Expenses to Average Net Assets (1)                      1.00%          1.00%          1.00%          1.01%          1.01%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.00%          1.00%           N/A           1.00%          1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 1.31%          1.44%          1.08%          0.79%          1.16%
Portfolio Turnover Rate                                            30%            53%            42%            51%            48%
- ---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.07%          1.20%          1.12%          1.16%          1.17%
      Net Investment Income (Loss) to Average Net Assets         1.24%          1.24%          0.96%          0.64%          1.00%
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                          -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.70    $     12.35    $     15.33    $     16.92    $     18.20
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.17+          0.16+          0.12+          0.13           0.27
  Net Realized and Unrealized Gain (Loss) on Investments         2.00           3.40          (2.82)         (1.58)          1.68
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             2.17           3.56          (2.70)         (1.45)          1.95
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.18)         (0.13)         (0.16)         (0.14)         (0.57)
  Net Realized Gain                                             (0.05)         (0.08)         (0.12)            --          (2.66)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.23)         (0.21)         (0.28)         (0.14)         (3.23)
- ---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++           --             --             --             --
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     17.64    $     15.70    $     12.35    $     15.33    $     16.92
=================================================================================================================================
TOTAL RETURN                                                    13.78%         28.95%        (17.63)%        (8.58)%        11.52%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    30,598    $    32,761    $    26,866    $    30,089    $    30,196
Ratio of Expenses to Average Net Assets (2)                      1.25%          1.25%          1.25%          1.26%          1.26%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.25%          1.25%           N/A           1.25%          1.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                 1.07%          1.19%          0.83%          0.78%          1.14%
Portfolio Turnover Rate                                            30%            53%            42%            51%            48%
- ---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.32%          1.45%          1.37%          1.41%          1.42%
      Net Investment Income (Loss) to Average Net Assets         0.99%          0.99%          0.71%          0.64%          0.97%
- ---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

116

                                          2004 ANNUAL REPORT

                                          December 31, 2004
FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY PORTFOLIO

                                                                                              CLASS A
                                                          -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     19.06    $     14.60    $     15.59    $     17.88    $     19.62
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.30+          0.24+          0.19+          0.25           0.25
  Net Realized and Unrealized Gain (Loss) on Investments         3.50           4.54          (0.82)         (2.00)          1.44
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             3.80           4.78          (0.63)         (1.75)          1.69
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.37)         (0.32)         (0.33)         (0.34)         (0.04)
  Net Realized Gain                                             (1.50)            --          (0.03)         (0.20)         (3.39)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.87)         (0.32)         (0.36)         (0.54)         (3.43)
- ---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++         0.00++           --             --             --
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     20.99    $     19.06    $     14.60    $     15.59    $     17.88
=================================================================================================================================
TOTAL RETURN                                                    19.96%         32.82%         (4.02)%        (9.74)%         9.29%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $ 7,200,606    $ 5,657,941    $ 3,953,655    $ 4,004,817    $ 4,810,852
Ratio of Expenses to Average Net Assets (1)                      0.98%          1.00%          1.00%          1.00%          1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 1.48%          1.48%          1.24%          1.35%          1.45%
Portfolio Turnover Rate                                            41%            45%            51%            63%            53%
- ---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                              N/A           1.02%          1.00%          1.01%          1.00%
      Net Investment Income (Loss) to Average Net Assets          N/A           1.46%          1.24%          1.34%          1.45%
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS B
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     18.96    $     14.53    $     15.53    $     17.81    $     19.58
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.24+          0.18+          0.12+          0.07           0.23
  Net Realized and Unrealized Gain (Loss) on Investments         3.47           4.54          (0.78)         (1.83)          1.39
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             3.71           4.72          (0.66)         (1.76)          1.62
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.32)         (0.29)         (0.31)         (0.32)            --
  Net Realized Gain                                             (1.50)            --          (0.03)         (0.20)         (3.39)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.82)         (0.29)         (0.34)         (0.52)         (3.39)
- ---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++         0.00++           --             --             --
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     20.85    $     18.96    $     14.53    $     15.53    $     17.81
=================================================================================================================================
TOTAL RETURN                                                    19.67%         32.46%         (4.25)%        (9.83)%         8.94%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $ 1,073,278    $   733,298    $   439,422    $   165,439    $    59,945
Ratio of Expenses to Average Net Assets (2)                      1.23%          1.25%          1.25%          1.25%          1.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                 1.21%          1.23%          0.99%          0.73%          1.44%
Portfolio Turnover Rate                                            41%            45%            51%            63%            53%
- ---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                              N/A           1.27%          1.25%          1.26%          1.25%
      Net Investment Income (Loss) to Average Net Assets          N/A           1.21%          0.99%          0.72%          1.44%
- ---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                             117

2004 ANNUAL REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                            CLASS A
                                                          -----------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     10.20    $      8.04    $      9.34    $     11.56    $     13.62
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.13+          0.11+          0.07+          0.11           0.11
  Net Realized and Unrealized Gain (Loss) on Investments         1.74           2.22          (1.31)         (2.27)         (1.52)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.87           2.33          (1.24)         (2.16)         (1.41)
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.24)         (0.17)         (0.06)         (0.06)         (0.16)
  Net Realized Gain                                                --             --             --             --          (0.49)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.24)         (0.17)         (0.06)         (0.06)         (0.65)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     11.83    $     10.20    $      8.04    $      9.34    $     11.56
=================================================================================================================================
TOTAL RETURN                                                    18.45%         29.07%        (13.36)%       (18.71)%       (10.50)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    94,162    $    91,087    $    68,275    $   120,753    $   183,566
Ratio of Expenses to Average Net Assets (1)                      1.00%          1.00%          1.01%          1.01%          1.01%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.00%          1.00%          1.00%          1.00%          1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 1.20%          1.25%          0.81%          1.00%          0.84%
Portfolio Turnover Rate                                            49%            53%            59%            44%            56%
- ---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.23%          1.29%          1.30%          1.14%          1.10%
      Net Investment Income (Loss) to Average Net Assets         0.96%          0.96%          0.52%          0.87%          0.75%
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                          -----------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     10.18    $      8.04    $      9.32    $     11.52    $     13.58
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.11+          0.10+          0.06+          0.01           0.08
  Net Realized and Unrealized Gain (Loss) on Investments         1.70           2.18          (1.31)         (2.18)         (1.54)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.81           2.28          (1.25)         (2.17)         (1.46)
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.22)         (0.14)         (0.03)         (0.03)         (0.12)
  Net Realized Gain                                                --             --             --             --          (0.48)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.22)         (0.14)         (0.03)         (0.03)         (0.60)
- ---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.03           0.00++           --             --             --
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     11.80    $     10.18    $      8.04    $      9.32    $     11.52
=================================================================================================================================
TOTAL RETURN                                                    18.15%         28.49%        (13.49)%       (18.87)%       (10.81)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $     2,605    $     2,232    $     6,644    $    10,542    $    23,474
Ratio of Expenses to Average Net Assets (2)                      1.25%          1.25%          1.26%          1.26%          1.26%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.25%          1.25%          1.25%          1.25%          1.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                 1.00%          1.00%          0.56%          0.75%          0.58%
Portfolio Turnover Rate                                            49%            53%            59%            44%            56%
- ---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.48%          1.54%          1.55%          1.39%          1.35%
      Net Investment Income (Loss) to Average Net Assets         0.77%          0.71%          0.27%          0.62%          0.49%
- ---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

118

                                          2004 ANNUAL REPORT

                                          December 31, 2004
FINANCIAL HIGHLIGHTS

INTERNATIONAL SMALL CAP PORTFOLIO

                                                                                          CLASS A
                                                          -----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     20.52    $     14.21    $     14.82    $     16.30    $     19.67
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.24+          0.24+          0.15+          0.21           0.24
  Net Realized and Unrealized Gain (Loss) on
    Investments ^^                                               6.59           6.61          (0.59)         (1.18)         (0.86)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             6.83           6.85          (0.44)         (0.97)         (0.62)
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.35)         (0.23)         (0.13)         (0.27)         (0.17)
  Net Realized Gain                                             (1.89)         (0.31)         (0.04)         (0.24)         (2.61)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (2.24)         (0.54)         (0.17)         (0.51)         (2.78)
- ---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++         0.00++           --             --             --
- ---------------------------------------------------------------------------------------------------------------------------------
TRANSACTION FEES                                                   --             --             --           0.00++         0.03
=================================================================================================================================
NET ASSET VALUE, END OF PERIOD                            $     25.11    $     20.52    $     14.21    $     14.82    $     16.30
=================================================================================================================================
TOTAL RETURN                                                    33.53%         48.32%         (2.99)%        (5.88)%        (2.92)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $ 1,276,083    $   899,996    $   440,124    $   376,981    $   374,924
Ratio of Expenses to Average Net Assets (1)                      1.15%          1.15%          1.15%          1.15%          1.16%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.15%          1.15%           N/A            N/A           1.15%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 1.04%          1.40%          1.00%          1.38%          1.32%
Portfolio Turnover Rate                                            38%            38%            34%            39%            54%
- ---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.16%          1.20%          1.19%          1.19%          1.22%
      Net Investment Income (Loss) to Average Net Assets         1.03%          1.35%          0.96%          1.34%          1.38%
- ---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
^^   Includes a 0.50% transaction fee on subscriptions and redemptions of capital shares for the years ended 2000 and 2001.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                             119

2004 ANNUAL REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS

EQUITY GROWTH PORTFOLIO

                                                                                            CLASS A
                                                          -----------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003          2002            2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.74    $     12.49    $    17.29     $     20.51    $     25.04
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.09+          0.05+         0.03+           0.01          (0.01)
  Net Realized and Unrealized Gain (Loss) on Investments         1.13           3.25         (4.80)          (3.08)         (2.76)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.22           3.30         (4.77)          (3.07)         (2.77)
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.08)         (0.05)        (0.03)             --             --
  Net Realized Gain                                                --             --            --           (0.15)         (1.76)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.08)         (0.05)        (0.03)          (0.15)         (1.76)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     16.88    $     15.74    $    12.49     $     17.29    $     20.51
=================================================================================================================================
TOTAL RETURN                                                     7.75%         26.41%^      (27.64)%        (14.97)%       (11.78)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   554,097    $   589,698    $  432,207     $   603,652    $   886,824
Ratio of Expenses to Average Net Assets (1)                      0.77%          0.80%         0.80%           0.80%          0.80%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 0.58%          0.34%         0.21%           0.05%          0.79%
Portfolio Turnover Rate                                           179%           131%          143%             94%            71%
- ---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                              N/A           0.82%         0.81%           0.81%          0.80%
      Net Investment Income (Loss) to Average Net Assets          N/A           0.32%         0.21%           0.06%         (0.06)%
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                          -----------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003          2002            2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.55    $     12.34    $    17.08     $     20.32    $     24.90
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.05+          0.01+        (0.00)+**       (0.04)         (0.04)
  Net Realized and Unrealized Gain (Loss) on Investments         1.11           3.21         (4.74)          (3.05)         (2.78)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.16           3.22         (4.74)          (3.09)         (2.82)
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.04)         (0.01)           --              --             --
  Net Realized Gain                                                --             --            --           (0.15)         (1.76)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.04)         (0.01)           --           (0.15)         (1.76)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     16.67    $     15.55    $    12.34     $     17.08    $     20.32
=================================================================================================================================
TOTAL RETURN                                                     7.45%         26.13%^      (27.75)%        (15.26)%       (12.01)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   202,893    $   199,591    $  156,501     $   223,646    $   350,556
Ratio of Expenses to Average Net Assets(2)                       1.02%          1.05%         1.05%           1.05%          1.05%
Ratio of Net Investment Income (Loss) to Average
  Net Assets(2)                                                  0.33%          0.09%        (0.04)%         (0.22)%        (1.04)%
Portfolio Turnover Rate                                           179%           131%          143%             94%            71%
- ---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                              N/A           1.07%         1.06%           1.06%          1.05%
      Net Investment Income (Loss) to Average Net Assets          N/A           0.07%        (0.04)%         (0.22)%        (0.30)%
- ---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
**   Amount is less than $0.005 per share.
^    In 2003, performance was positively impacted by approximately 1.34%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares and Class B shares would have been approximately 25.07% and 24.79%, respectively.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

120

                                          2004 ANNUAL REPORT

                                          December 31, 2004

FINANCIAL HIGHLIGHTS

FOCUS EQUITY PORTFOLIO

                                                                                             CLASS A
                                                          ------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003          2002             2001           2000
- ----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     11.79    $      9.02    $    12.67      $     15.31    $     19.70
==================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.04+          0.02+         0.00+++         (0.03)         (0.05)
  Net Realized and Unrealized Gain (Loss) on Investments         0.78           2.77         (3.65)           (2.28)         (2.05)
- ----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             0.82           2.79         (3.65)           (2.31)         (2.10)
- ----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.02)         (0.02)           --               --             --
  Net Realized Gain                                                --             --            --            (0.33)         (2.29)
- ----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.02)         (0.02)           --            (0.33)         (2.29)
- ----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     12.59    $     11.79    $     9.02      $     12.67    $     15.31
==================================================================================================================================
TOTAL RETURN                                                     7.00%         30.99%^      (28.81)%         (15.22)%       (11.66)%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    52,757    $    61,420    $   51,347      $    85,204    $   126,531
Ratio of Expenses to Average Net Assets (1)                      1.00%          1.00%         1.00%            1.01%          1.00%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.00%          1.00%          N/A             1.00%          1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 0.35%          0.22%         0.02%           (0.21)%        (0.27)%
Portfolio Turnover Rate                                           163%           160%          173%              95%            93%
- ----------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.11%          1.14%         1.09%            1.08%          1.04%
      Net Investment Income (Loss) to Average Net Assets         0.24%          0.08%        (0.07)%          (0.28)%        (0.29)%
- ----------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                          -----------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004          2003            2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     11.57    $     8.85     $     12.45    $     15.09    $     19.50
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.02+        (0.00)+++       (0.03)+        (0.07)         (0.08)
  Net Realized and Unrealized Gain (Loss) on Investments         0.75          2.72           (3.57)         (2.24)         (2.04)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             0.77          2.72           (3.60)         (2.31)         (2.12)
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                --            --              --          (0.33)         (2.29)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     12.34    $    11.57     $      8.85    $     12.45    $     15.09
=================================================================================================================================
TOTAL RETURN                                                     6.75%        30.62%^        (28.92)%       (15.45)%       (11.89)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $     8,559    $    8,156     $     6,414    $    13,143    $    18,876
Ratio of Expenses to Average Net Assets (2)                      1.25%         1.25%           1.25%          1.26%          1.25%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.25%         1.25%            N/A           1.25%          1.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                 0.18%        (0.03)%         (0.23)%        (0.45)%        (0.52)%
Portfolio Turnover Rate                                           163%          160%            173%            95%            93%
- ---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.36%         1.39%           1.34%          1.33%          1.29%
      Net Investment Income (Loss) to Average Net Assets         0.07%        (0.17)%         (0.32)%        (0.53)%        (0.54)%
- ---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
^    In 2003, performance was positively impacted by approximately 5.64%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the 2003 total return for Class A shares and
     Class B shares would have been approximately 25.35% and 24.98%, respectively.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                             121

2004 ANNUAL REPORT
December 31, 2004

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH PORTFOLIO

                                                                                            CLASS A
                                                          -----------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     10.81    $      7.50    $      9.65    $     10.99    $     13.32
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                  (0.09)+        (0.09)+        (0.07)+        (0.06)         (0.08)
  Net Realized and Unrealized Gain (Loss) on Investments         2.16           3.40          (2.08)         (1.28)         (0.69)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             2.07           3.31          (2.15)         (1.34)         (0.77)
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
     Net Realized Gain                                          (0.38)            --             --          (0.00)++       (1.56)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     12.50    $     10.81    $      7.50    $      9.65    $     10.99
=================================================================================================================================
TOTAL RETURN                                                    19.17%         44.13%        (22.28)%       (12.18)%        (6.64)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   651,276    $   299,198    $    74,554    $    82,300    $    89,367
Ratio of Expenses to Average Net Assets (1)                      1.10%          1.10%          1.10%          1.10%          1.25%
Ratio of Net Investment Income (Loss) to Average Net
  Assets (1)                                                    (0.79)%        (0.93)%        (0.82)%        (0.69)%        (0.68)%
Portfolio Turnover Rate                                           111%           160%           133%           144%           129%
- ---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.16%          1.26%          1.22%          1.25%          1.30%
      Net Investment Income (Loss) to Average Net Assets        (0.85)%        (1.09)%        (0.94)%        (0.83)%        (0.73)%
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                          -----------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     10.43    $      7.26    $      9.36    $     10.68    $     13.01
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                  (0.11)+        (0.10)+        (0.09)+        (0.06)         (0.10)
  Net Realized and Unrealized Gain (Loss) on Investments         2.08           3.27          (2.01)         (1.26)         (0.67)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.97           3.17          (2.10)         (1.32)         (0.77)
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                             (0.38)            --             --          (0.00)++       (1.56)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     12.02    $     10.43    $      7.26    $      9.36    $     10.68
=================================================================================================================================
TOTAL RETURN                                                    18.79%         43.80%        (22.44)%       (12.35)%        (6.81)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   713,733    $   484,136    $   215,899    $   184,099    $    91,069
Ratio of Expenses to Average Net Assets (2)                      1.35%          1.35%          1.35%          1.35%          1.50%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                (1.02)%        (1.18)%        (1.07)%        (0.97)%        (0.97)%
Portfolio Turnover Rate                                           111%           160%           133%           144%           129%
- ---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.41%          1.51%          1.47%          1.50%          1.55%
      Net Investment Income (Loss) to Average Net Assets        (1.09)%        (1.34)%        (1.19)%        (1.12)%        (1.02)%
- ---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

122

                                          2004 ANNUAL REPORT

                                          December 31, 2004

FINANCIAL HIGHLIGHTS

U.S. REAL ESTATE PORTFOLIO

                                                                                           CLASS A
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     17.92    $     13.55    $     14.63    $     14.50    $     11.84
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.40+          0.48+          0.52+          0.60           0.51
  Net Realized and Unrealized Gain (Loss) on Investments         6.17           4.55          (0.48)          0.71           2.94
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             6.57           5.03           0.04           1.31           3.45
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.42)         (0.48)         (0.52)         (0.57)         (0.56)
  Net Realized Gain                                             (0.86)         (0.18)         (0.60)         (0.61)         (0.23)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.28)         (0.66)         (1.12)         (1.18)         (0.79)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     23.21    $     17.92    $     13.55    $     14.63    $     14.50
=================================================================================================================================
TOTAL RETURN                                                    37.28%         37.61%          0.18%          9.27%         29.65%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $ 1,097,718    $   897,551    $   655,274    $   696,871    $   584,263
Ratio of Expenses to Average Net Assets (1)                      0.97%          1.00%          0.99%          1.00%          1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 2.02%          3.08%          3.49%          4.19%          4.13%
Portfolio Turnover Rate                                            21%            17%            47%            33%            31%
- ---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
     Expenses to Average Net Assets                               N/A           1.01%          0.99%          1.01%          1.01%
     Net Investment Income (Loss) to Average Net Assets           N/A           3.07%          3.49%          4.18%          4.11%
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS B
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     17.80    $     13.47    $     14.55    $     14.45    $     11.80
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.35+          0.45+          0.45+          0.56           0.49
  Net Realized and Unrealized Gain (Loss) on Investments         6.13           4.50          (0.45)          0.68           2.92
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             6.48           4.95             --           1.24           3.41
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.38)         (0.44)         (0.48)         (0.53)         (0.53)
  Net Realized Gain                                             (0.86)         (0.18)         (0.60)         (0.61)         (0.23)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.24)         (0.62)         (1.08)         (1.14)         (0.76)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     23.04    $     17.80    $     13.47    $     14.55    $     14.45
=================================================================================================================================
TOTAL RETURN                                                    36.95%         37.23%         (0.07)%         8.78%         29.36%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   149,180    $    70,146    $    31,584    $    23,198    $    20,235
Ratio of Expenses to Average Net Assets (2)                      1.22%          1.25%          1.24%          1.25%          1.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                 1.76%          2.83%          3.24%          3.96%          3.83%
Portfolio Turnover Rate                                            21%            17%            47%            33%            31%
- ---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                              N/A           1.26%          1.24%          1.26%          1.26%
      Net Investment Income (Loss) to Average Net Assets          N/A           2.82%          3.24%          3.95%          3.81%
- ---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                             123

2004 ANNUAL REPORT
December 31, 2004

FINANCIAL HIGHLIGHTS

VALUE EQUITY PORTFOLIO

                                                                                             CLASS A
                                                          -----------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $      9.30    $      7.21    $      9.68    $     10.32    $      9.63
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.12+          0.13+          0.14+          0.15+          0.16
  Net Realized and Unrealized Gain (Loss) on Investments         1.23           2.09          (2.47)         (0.31)          1.54
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.35           2.22          (2.33)         (0.16)          1.70
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.13)         (0.13)         (0.14)         (0.15)         (0.16)
  Net Realized Gain                                                --             --             --          (0.33)         (0.85)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.13)         (0.13)         (0.14)         (0.48)         (1.01)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     10.52    $      9.30    $      7.21    $      9.68    $     10.32
=================================================================================================================================
TOTAL RETURN                                                    14.56%         31.05%        (24.22)%        (1.55)%        18.08%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    90,938    $   108,997    $    76,452    $   101,691    $    70,454
Ratio of Expenses to Average Net Assets (1)                      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 1.28%          1.62%          1.69%          1.56%          1.64%
Portfolio Turnover Rate                                            84%           130%            45%            50%            62%
- ---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             0.74%          0.77%          0.76%          0.79%          0.81%
      Net Investment Income (Loss) to Average Net Assets         1.24%          1.55%          1.63%          1.47%          1.54%
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                          -----------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $      9.31    $      7.21    $      9.67    $     10.32    $      9.60
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.10+          0.11++         0.12+          0.13+           0.1
  Net Realized and Unrealized Gain (Loss) on Investments         1.20           2.10          (2.46)         (0.32)          1.56
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.30           2.21          (2.34)         (0.19)          1.68
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.10)         (0.11)         (0.12)         (0.13)         (0.11)
  Net Realized Gain                                                --             --             --          (0.33)         (0.85)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.10)         (0.11)         (0.12)         (0.46)         (0.96)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     10.51    $      9.31    $      7.21    $      9.67    $     10.32
=================================================================================================================================
TOTAL RETURN                                                    14.07%         30.86%        (24.32)%        (1.89)%        17.92%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    75,189    $    72,180    $    46,757    $    24,597    $       891
Ratio of Expenses to Average Net Assets (2)                      0.95%          0.95%          0.95%          0.95%          0.95%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                 1.05%          1.37%          1.44%          1.25%          1.35%
Portfolio Turnover Rate                                            84%           130%            45%            50%            62%
- ---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             0.99%          1.02%          1.01%          1.04%          1.11%
      Net Investment Income (Loss) to Average Net Assets         1.01%          1.30%          1.38%          1.17%          1.24%
- ---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

124

                                          2004 ANNUAL REPORT

                                          December 31, 2004

FINANCIAL HIGHLIGHTS

EMERGING MARKETS DEBT PORTFOLIO

                                                                                              CLASS A
                                                          -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $      3.53    $      2.95    $      2.95    $      2.88    $      3.00
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                          0.26+          0.25+          0.27+          0.21           0.55
  Net Realized and Unrealized Gain (Loss) on Investments         0.10           0.59           0.06           0.09          (0.17)
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             0.36           0.84           0.33           0.30           0.38
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.25)         (0.26)         (0.33)         (0.23)         (0.50)
- ---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++           --             --             --             --
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $      3.64    $      3.53    $      2.95    $      2.95    $      2.88
=================================================================================================================================
TOTAL RETURN                                                    10.07%         28.46%         11.29%         10.57%         12.81%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    81,109    $    54,647    $    48,769    $    52,561    $    47,080
Ratio of Expenses to Average Net Assets(1)                       1.04%#         1.16%          1.06%          1.13%          1.15%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.04%          1.13%           N/A            N/A           1.10%
Ratio of Net Investment Income to Average Net Assets(1)          7.33%          7.48%          8.79%          8.22%         13.33%
Portfolio Turnover Rate                                           151%           216%           157%           316%           375%
- ---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.07%           N/A            N/A            N/A            N/A
      Net Investment Income (Loss) to Average Net Assets         7.30%           N/A            N/A            N/A            N/A
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                          -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $      3.60    $      3.00    $      3.01    $      2.92    $      3.03
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                          0.26+          0.25+          0.26+          0.30           0.20
  Net Realized and Unrealized Gain (Loss) on Investments         0.10           0.60           0.05           0.02           0.17
- ---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             0.36           0.85           0.31           0.32           0.37
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.24)         (0.25)         (0.32)         (0.23)         (0.48)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $      3.72    $      3.60    $      3.00    $      3.01    $      2.92
=================================================================================================================================
TOTAL RETURN                                                     9.90%         28.34%         10.34%         10.50%         12.50%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $       437    $       429    $       343    $       429    $       387
Ratio of Expenses to Average Net Assets(2)                       1.29%#         1.41%          1.31%          1.38%          1.40%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.29%          1.38%           N/A            N/A           1.35%
Ratio of Net Investment Income to Average Net Assets(2)          7.07%          7.23%          8.54%          7.97%         13.28%
Portfolio Turnover Rate                                           151%           216%           157%           316%           375%
- ---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.32%           N/A            N/A            N/A            N/A
      Net Investment Income (Loss) to Average Net Assets         7.04%           N/A            N/A            N/A            N/A
- ---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
#    Effective May 1, 2004, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class A shares and 1.25% for Class B shares. Prior to May 1, 2004, these maximum ratios were 1.75% for Class A shares and 2.00% for Class B shares.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                             125

2004 ANNUAL REPORT
December 31, 2004

FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO

                                                                                         CLASS A
                                                          -----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     1.000    $     1.000    $     1.000    $     1.000    $     1.000
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                         0.009          0.007+         0.013          0.038          0.060
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                        (0.009)        (0.007)        (0.013)        (0.038)        (0.060)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     1.000    $     1.000    $     1.000    $     1.000    $     1.000
=================================================================================================================================
TOTAL RETURN                                                     0.93%          0.64%          1.30%          3.82%          6.06%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   546,866    $   795,399    $ 1,369,935    $ 2,706,283    $ 3,026,412
Ratio of Expenses to Average Net Assets                          0.47%          0.51%          0.48%          0.48%          0.48%
Ratio of Net Investment Income to Average Net Assets             0.87%          0.69%          1.32%          3.90%          6.07%
- ---------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                         CLASS A
                                                          -----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
- ---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $     1.000    $     1.000    $     1.000    $     1.000    $     1.000
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                         0.008          0.005+         0.009          0.022          0.035
- ---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                        (0.008)        (0.005)        (0.009)        (0.022)        (0.035)
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     1.000    $     1.000    $     1.000    $     1.000    $     1.000
=================================================================================================================================
TOTAL RETURN                                                     0.75%          0.50%          0.90%          2.23%          3.57%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   449,318    $   511,551    $   910,426    $ 1,346,818    $ 1,476,436
Ratio of Expenses to Average Net Assets                          0.48%          0.50%          0.48%          0.49%          0.48%
Ratio of Net Investment Income to Average Net Assets             0.74%          0.54%          0.90%          2.25%          3.50%
- ---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

126

                                          2004 ANNUAL REPORT

                                          December 31, 2004

NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the
Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Fund is comprised of sixteen separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money
Market Portfolios) offers two classes of shares - Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a
Class have exclusive voting rights regarding any matter relating solely to that
Class of shares), dividend, liquidation and other rights.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund.
Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. The investment objective of the international fixed income portfolio is primarily to seek a high total return consistent with preservation of capital. The investment objective of the money market portfolios is to seek current income and preserve capital.

The International Equity Portfolio is authorized to issue 500 million shares per class but is currently closed to new accounts.

On September 26, 2003, the net assets of the Small Cap Growth Portfolio's
(formerly a Portfolio of Morgan Stanley Institutional Fund Trust) Institutional
and Adviser Class shares were merged into the Small Company Growth Portfolio's
Class A and B shares, respectively, through a tax-free exchange. In exchange for the $100,203,000 in net assets received, including $13,556,000 in unrealized appreciation, 10,221,445 Class A and 212,563 Class B shares of the Small Company
Growth Portfolio were issued. Prior to the combination, the net assets of the
Small Company Growth Portfolio totaled $497,416,000. Immediately after the combination, the net assets of the Small Company Growth Portfolio totaled
$597,618,000.

On May 27, 2004, the Asian Real Estate, European Value Equity, Japanese Value
Equity and Latin American Portfolios were liquidated. On August 20, 2004, the
Technology Portfolio was liquidated.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.   SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value. Securities owned by the
     Money Market and Municipal Money Market Portfolios are stated at amortized cost, which approximates market value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

     Most foreign markets close before the New York Stock Exchange (NYSE).
     Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in

                                                                             127

2004 ANNUAL REPORT
December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     good faith under procedures established by the Board of Directors.

2.   REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3.   FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities-at the prevailing rates of exchange on the valuation date;

     - investment transactions, investment income and expenses-at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end.
     Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation
     (depreciation) on the Statements of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the
     Statements of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments)
     may be created and offered for investment. The "local" and "foreign shares"
     market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Portfolio of Investments.

4.   FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The

128

                                          2004 ANNUAL REPORT

                                          December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The
     Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.   LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions
     ("Lenders") deemed to be creditworthy by the investment adviser. A
     Portfolio's investments in Loans may be in the form of participations in
     Loans ("Participations") or assignments of all or a portion of Loans
     ("Assignments") from third parties. A Portfolio's investment in
     Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the
     Portfolio may be subject to the credit risk of both the borrower and the
     Lender that is selling the Participation and any intermediaries between the
     Lender and the Portfolio. When a Portfolio purchases Assignments from
     Lenders, it typically acquires direct rights against the borrower on the
     Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

6.   SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included in dividend expense and interest expense, respectively, in the Statements of
     Operations. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio's records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7.   SECURITIES LENDING: Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income.
     Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio.
     Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

     Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the
     Portfolios' Statements of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

                                                                             129

2004 ANNUAL REPORT

December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

The value of loaned securities and related collateral outstanding at December
31, 2004 are as follows:

                                      VALUE OF
                                        LOANED       VALUE OF
                                    SECURITIES     COLLATERAL
PORTFOLIO                                (000)          (000)
- -------------------------------------------------------------

Active International Allocation    $    62,888    $    66,163
Emerging Markets                        67,299         69,758
International Equity                 1,006,675      1,058,940
International Magnum                    10,169         10,703

The following Portfolios had income from securities lending (after rebates to borrowers and fee paid to securities lending agent):

                                                 NET INTEREST
                                                    EARNED BY
                                                    PORTFOLIO
PORTFOLIO                                               (000)
- -------------------------------------------------------------

Active International Allocation                       $   252
Emerging Markets                                          531
International Equity                                    4,444
International Magnum                                       58

8.   STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations.
     This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured
     Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security.
     Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments; however, any loss is limited to the amount of the original investment.

9.   FUTURES: Certain Portfolios may purchase and sell futures contracts.
     Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as a realized gain or loss in the Statements of Operations. Due from (to) broker includes both initial margin and variation margin, as stated in the Statements of Assets and Liabilities.

     Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statements of Assets and Liabilities.
     Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

10.  PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments.
     Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written.
     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

     Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

130

                                          2004 ANNUAL REPORT

                                          December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

11.  UNFUNDED COMMITMENTS: Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund,
     Inc., the Portfolio has made a subscription commitment of $5,000,000 for which it will receive 10,000 shares of common stock. As of December 31,
     2004, Cabot Industrial Value Fund, Inc. has drawn down $952,000, which represents 19.0% of the commitment.

     Subject to the terms of a Subscription Agreement between the U.S. Real
     Estate Portfolio and BRCP REIT LLC I, the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2004, BRCP REIT LLC I has drawn down
     $2,117,638, which represents 30.3% of the commitment.

12.  REDEMPTION FEES: Shares of the Active International Allocation, Emerging
     Markets, European Real Estate, Global Franchise, Global Value Equity,
     International Equity, International Magnum, International Small Cap and
     Emerging Markets Debt Portfolios redeemed within 60 days of purchase may be subject to a 2% redemption fee. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. These fees, if any, are included on the Statement of Changes in
     Net Assets.

13.  RESTRICTED SECURITIES: Certain Portfolios may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it.
     Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Portfolio would, in either case, bear market risks during that period.

14.  OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt.
     Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios
     are accrued daily and are distributed on or about the 15th of each month.
     Distributions for the remaining Portfolios are recorded on the ex-distribution date.

     The U.S. Real Estate Portfolio owns shares of real estate investment trusts
     ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the
"Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan
Stanley, provides the Fund with investment advisory services under the terms of an investment advisory agreement (the "Agreement"). Prior to November 1, 2004,
MS Investment Management provided such services at the annual rates of the average daily net assets indicated below. MS Investment Management has voluntarily agreed to waive fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                             MAXIMUM
                                                          EXPENSE RATIO
                                     ADVISORY        -----------------------
PORTFOLIO                                 FEE        CLASS A         CLASS B
- ----------------------------------------------------------------------------

Active International
  Allocation                          0.65%            0.80%          1.05%
European Real Estate                  0.80             1.00           1.25
Global Franchise                      0.80             1.00           1.25
Global Value Equity                   0.80             1.00           1.25
International Equity                  0.80             1.00           1.25
International Magnum                  0.80             1.00           1.25
International Small Cap               0.95             1.15            N/A
Equity Growth                         0.60             0.80           1.05
Focus Equity                          0.80             1.00           1.25
Small Company Growth                  1.00             1.10           1.35
U.S. Real Estate                      0.80             1.00           1.25
Value Equity                          0.50             0.70           0.95
Emerging Markets Debt (1)             0.75             1.00           1.25
Money Market                          0.30             0.55            N/A

                                                                             131

2004 ANNUAL REPORT

December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

                                                               MAXIMUM
                                                            EXPENSE RATIO
                                                  ADVISORY  -----------------
PORTFOLIO                                              FEE   CLASS A  CLASS B
- -----------------------------------------------------------------------------

Municipal Money Market                                0.30%     0.57%     N/A
                         AVERAGE DAILY NET ASSETS
Emerging Markets(2)      First $1.0 billion           1.25      1.65     1.90%
                         Next $1.0 billion            1.20      1.65     1.90
                         Over $2.0 billion            1.00      1.65     1.90

(1)Prior to May 1, 2004, the Maximum Expense Ratios for the Emerging Markets
     Debt Portfolio's Class A shares and Class B shares were 1.75% and 2.00%, respectively.

(2)Prior to May 1, 2004, the Advisory Fee for the Emerging Markets Portfolio
     was 1.25%. Effective November 1, 2004, MS Investment Management has agreed to waive fees payable to it and to reimburse the Emerging Markets
     Portfolio, if necessary, to the extent that the annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.65% for Class A shares and 1.90% for Class B shares. Prior to
     November 1, 2004, these maximum ratios were 1.75% for Class A shares and
     2.00% for Class B shares.

Effective November 1, 2004, the investment advisory fees of some of the
Portfolios were reduced as follows:

                                FEE PRIOR TO                    FEE EFFECTIVE
PORTFOLIO                   NOVEMBER 1, 2004                 NOVEMBER 1, 2004
- ------------------------------------------------------------------------------

Emerging Markets        1.25% first $1 billion   1.25% first $500 million
                         1.20% next $1 billion   1.20% next $500 million
                         1.00% over $2 billion   1.15% next $1.5 billion
                                                 1.00% over $2.5 billion
Global Franchise                          0.80%  0.80% first $500 million
                                                 0.75% next $500 million
                                                 0.70% over $1 billion
Global Value Equity                       0.80%  0.67% first $1 billion
                                                 0.645% next $500 million
                                                 0.62% next $1 billion
                                                 0.595% next $1 billion
                                                 0.57% next $1 billion
                                                 0.545% over $4.5 billion
International Magnum                      0.80%  0.80% first $500 million
                                                 0.75% next $500 million
                                                 0.70% over $1 billion
Equity Growth                             0.60%  0.50% first $1 billion
                                                 0.45% next $1 billion
                                                 0.40% next $1 billion
                                                 0.35% over $3 billion
Small Company Growth                      1.00%  0.92% first $1 billion
                                                 0.85% over $1 billion
U.S. Real Estate                          0.80%  0.80% first $500 million
                                                 0.75% next $500 million
                                                 0.70% over $1 billion
Value Equity                              0.50%  0.50% first $150 million
                                                 0.45% next $100 million
                                                 0.40% next $100 million
                                                 0.35% over $350 million
Emerging Markets Debt                     0.75%  0.75% first  $500 million
                                                 0.70% next $500 million
                                                 0.65% over $1 billion

For the year ended December 31, 2004, the Portfolios had advisory fees waived as follows:

                                                 ADVISORY FEES
                                                        WAIVED
PORTFOLIO                                                (000)
- --------------------------------------------------------------

Active International Allocation                       $    424
European Real Estate                                       127
Global Franchise                                           109
Global Value Equity                                         68
International Magnum                                       199
International Small Cap                                    138
Focus Equity                                                69
Small Company Growth                                       628
Value Equity                                                72
Emerging Markets Debt                                       22

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley
Investment Advisors Inc., Morgan Stanley Investment Management Limited, Morgan
Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley
Investment Management Company (each a "Sub-Adviser"), all wholly-owned subsidiaries of Morgan Stanley. The Sub-Advisers, subject to the control and supervision of the Fund, its officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the
Portfolios, make certain day-to-day investment decisions for certain Portfolios and place certain of the Portfolios' purchase and sales orders. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the
Adviser receives from the Portfolios which receive these services.

C. ADMINISTRATION FEES: Prior to November 1, 2004, MS Investment Management (the
"Administrator") also provided the Fund with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equaled
0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P.
Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase
Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

Effective November 1, 2004, Morgan Stanley Investment Management Inc. (MSIM)
serves as Administrator to the Fund pursuant to an Amended and Restated
Administration Agreement. Under the Amended and Restated Administration
Agreement, the Administration Fee was reduced to 0.08% of the average daily net assets of each non-money market Portfolio and 0.05% of the average daily net assets of each money market Portfolio. JPMIS will continue to provide certain administrative services pursuant to an Amended and Restated

132

                                          2004 ANNUAL REPORT

                                          December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

Sub-Administration Agreement with MSIM and receives compensation from MSIM for these services. Expenses covered by the Administration Fee will change.
Administration costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Agreement, which were previously borne by the Fund), except pricing services and extraordinary expenses, will now be covered under the Administration Fee. Transfer Agency expenses will no longer be paid by MSIM, but will be borne by the Fund.

D. DISTRIBUTION FEES: Morgan Stanley & Co., Incorporated (the "Distributor"), a
wholly-owned subsidiary of Morgan Stanley, and an affiliate of MS Investment
Management, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940
Act. Under the Plan, the Distributor is entitled to receive from each applicable
Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The
Distributor may voluntarily waive from time to time all or any portion of its distribution fee.

E. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

F. PURCHASES AND SALES: During the year ended December 31, 2004, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

                                                          PURCHASES         SALES
PORTFOLIO                                                     (000)         (000)
- ---------------------------------------------------------------------------------

Active International Allocation                         $   218,259   $    91,941
Emerging Markets                                            775,361       768,913
European Real Estate                                         26,342        13,513
Global Franchise                                             13,752        39,756
Global Value Equity                                          25,849        26,027
International Equity                                      3,535,908     2,804,265
International Magnum                                         40,483        55,471
International Small Cap                                     487,983       397,334
Equity Growth                                             1,444,378     1,525,097
Focus Equity                                                102,381       119,095
Small Company Growth                                      1,422,976     1,079,273
U.S. Real Estate                                            215,205       230,228
Value Equity                                                143,141       182,143
Emerging Markets Debt                                       119,921        95,686

There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2004.

During the year ended December 31, 2004, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

                                                                       BROKERAGE
                                                                     COMMISSIONS
PORTFOLIO                                                                  (000)
- --------------------------------------------------------------------------------

Emerging Markets                                                   $          57
Global Value Equity                                                            1
International Magnum                                                           1
Equity Growth                                                                  9
Focus Equity                                                                   1
Value Equity                                                                   3

Additionally, during the year ended December 31, 2004, International Magnum
Portfolio paid $141 brokerage commissions to China International Capital
Corporation, an affiliated broker/dealer.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests.
Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.
Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The Municipal
Money Market Portfolio's ordinary income distributions shown below include tax-exempt as well as taxable components.

                                                                             133

2004 ANNUAL REPORT

December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

The tax character of distributions paid during 2004 and 2003 were as follows:

                                        2004 DISTRIBUTIONS           2003 DISTRIBUTIONS
                                            PAID FROM:                    PAID FROM:
                                   ---------------------------   ---------------------------
                                       ORDINARY      LONG-TERM       ORDINARY      LONG-TERM
                                         INCOME   CAPITAL GAIN         INCOME   CAPITAL GAIN
PORTFOLIO                                 (000)          (000)          (000)          (000)
- --------------------------------------------------------------------------------------------

Active International
  Allocation                       $     10,343   $         --   $      6,218   $         --
Emerging Markets                          9,929             --         12,401             --
European Real Estate                        832             --            632             --
Global Franchise                            973          3,259            440            359
Global Value Equity                       1,126            272            812            472
International Equity                    231,683        446,239        104,424             --
International Magnum                      1,928             --          1,640             --
International Small Cap                  37,896         68,519         13,275          9,855
Equity Growth                             3,214             --          1,970             --
Focus Equity                                103             --            137             --
Small Company Growth                         --         40,919             --             --
U.S. Real Estate                         25,591         41,350         27,350          7,144
Value Equity                              2,112             --          2,028             --
Emerging Markets Debt                     5,272             --          3,765             --
Money Market                              5,834             --          7,531             --
Municipal Money Market                    3,503             --          4,229             --

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on securities, forwards and futures, including Post October losses.
Permanent differences are generally due to REIT adjustments, gain (loss) on in-kind redemptions, foreign currency transactions, distribution reclass, paydown adjustments and gains on certain equity securities designated as issued by "passive foreign investment companies".

Permanent book and tax basis differences may result in reclassification among undistributed (distributions in excess of ) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                   UNDISTRIBUTED
                                    UNDISTRIBUTED      LONG-TERM
                                  ORDINARY INCOME   CAPITAL GAIN
PORTFOLIO                                   (000)          (000)
- ----------------------------------------------------------------

Active International Allocation        $    4,062     $       --
European Real Estate                          127             --
Global Franchise                              127          1,115
Global Value Equity                            --          1,034
International Magnum                          413             --
International Small Cap                     3,405         23,528
Equity Growth                                 940             --
Focus Equity                                   97             --
Small Company Growth                           --          4,483
U.S. Real Estate                            2,500         34,174
Money Market                                  134             --
Municipal Money Market                         77             --

Any Portfolios not shown above had no distributable earnings on a tax basis at
December 31, 2004. The undistributed ordinary income for the Municipal Money
Market represents tax-exempt income.

At December 31, 2004, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

                                                                                                   NET
                                                                                          APPRECIATION
                                                   COST   APPRECIATION    DEPRECIATION  (DEPRECIATION)
PORTFOLIO                                         (000)          (000)           (000)           (000)
- ------------------------------------------------------------------------------------------------------

Active International
  Allocation                               $    569,865   $     83,427    $    (16,937)   $     66,490
Emerging Markets                              1,100,832        337,366         (41,411)        295,955
European Real Estate                             36,044         15,338              (2)         15,336
Global Franchise                                 45,520         18,182            (764)         17,418
Global Value Equity                              85,709         15,665          (2,116)         13,549
International Equity                          7,470,094      1,696,378         (26,525)      1,669,853
International Magnum                             90,032         18,012          (2,673)         15,339
International Small Cap                         924,092        375,028         (22,083)        352,945
Equity Growth                                   692,486         72,081          (4,105)         67,976
Focus Equity                                     55,561          6,742          (1,222)          5,520
Small Company Growth                          1,158,987        239,136         (20,294)        218,842
U.S. Real Estate                                773,534        477,119          (6,407)        470,712
Value Equity                                    148,331         18,230            (704)         17,526
Emerging Markets Debt                            75,906          4,159          (1,697)          2,462
Money Market                                    547,852             --              --              --
Municipal Money Market                          469,241             --              --              --

At December 31, 2004, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                                     EXPIRATION DATE DECEMBER 31, (000)
- ------------------------------------------------------------------------------------------------------------
PORTFOLIO                  2006       2007       2008       2009       2010       2011       2012    TOTAL
- ------------------------------------------------------------------------------------------------------------

Active International
  Allocation           $     --   $     --   $     --  $   5,749  $  60,663  $  25,582   $     --  $  91,994
Emerging
  Markets                    --         --         --    109,167    102,772         --         --    211,939
European Real
  Estate                     --         --        197        101         --         --         --        298
International
  Magnum                     --         --         --      5,073      4,936      2,377         --     12,386
Equity
  Growth                     --         --         --         --     86,561     22,405         --    108,966
Focus Equity                 --         --         --     10,195     21,111         --        296     31,602
Small
  Company
  Growth*                    --         --         --     11,988     18,090         --         --     30,078
Value Equity                 --         --         --         --      4,493         --         --      4,493
Emerging
  Markets
  Debt                   75,356      9,761         --        778         --         --         --     85,895

*Capital loss carryover from target fund.

The amounts reflected in the capital loss carryforward table above represent capital loss carryforward from MSIFT Small

134

                                          2004 ANNUAL REPORT

                                          December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

Cap Growth Portfolio after limitations pursuant to Internal Revenue Code,
Section 383. Due to the limitation on utilization of capital loss carryforwards of $4,659,000 per year, only $30,078,000 of the $102,883,000 will actually be eligible to offset future capital gains. Consequently, the difference of
$72,805,000 has been recorded as a reduction of paid in capital in 2004.

During the year ended December 31, 2004, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

                                                  CAPITAL LOSS
                                                  CARRYFORWARD
                                                      UTILIZED
PORTFOLIO                                                (000)
- --------------------------------------------------------------

Active International Allocation                      $  14,601
Emerging Markets                                       117,710
European Real Estate                                     3,679
Global Value Equity                                      3,058
International Equity*                                   41,510
International Magnum                                     6,808
Equity Growth                                           63,490
Small Company Growth                                    35,937
Value Equity                                            18,313
Emerging Markets Debt                                      861

* Amounts based on October 31, tax year end.

In addition to the $35,937,000 utilized capital loss carryforward attributed to the Small Company Growth Portfolio in the table above, approximately $8,822,000 of capital losses acquired from MSIFT Small Cap Growth Portfolio were utilized for federal tax purposes during the year ended December 31, 2004.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital, passive investment company (PFIC), and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2004, the Portfolio deferred to January 1, 2005 for U.S. Federal income tax purposes, post-October capital, PFIC and currency losses as indicated:

                                        CAPITAL  CURRENCY
                                         LOSSES    LOSSES
PORTFOLIO                                 (000)     (000)
- ---------------------------------------------------------

Emerging Markets                       $     --   $ 2,692
European Real Estate                         --         1
Global Franchise                             --       582
International Small Cap                      --        35
Focus Equity                                512        --

For the year ended December 31, 2004, the Global Franchise Portfolio realized gains from in-kind redemptions of $2,600,000. For the fiscal year ended December
31, 2003, the Global Franchise and International Equity Portfolios realized gains from in-kind redemptions of $584,000 and $14,820,000, respectively.

H. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. OTHER: The net assets of certain Portfolios include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S.
dollar value of and investment income from such securities. Further, at times certain of the Portfolios' investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the
Portfolio.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statements of Assets and
Liabilities.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States.
In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a counterparty's failure to complete the transaction.

                                                                             135

2004 ANNUAL REPORT

December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

A portion of the securities of the Municipal Money Market Portfolio are insured by certain companies specializing in the insurance of municipal debt obligations. At December 31, 2004, approximately 20.0% of the net assets of the
Municipal Money Market Portfolio are covered by such insurance. The insurers and their obligations are as follows:

                                     PERCENTAGE OF
    INSURER                             NET ASSETS
    -----------------------------------------------

    MBIA                                  8.0%
    FGIC                                  5.3
    FSA                                   4.6
    AMBAC                                 1.5
    FHA                                   0.6

At December 31, 2004, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

These Portfolios and the aggregate percentage of such owners were as follows:

                                       PERCENTAGE OF OWNERSHIP
                                       -----------------------
PORTFOLIO                                 CLASS A     CLASS B
- -------------------------------------------------------------

Active International Allocation             53.3%       78.7%
Emerging Markets                            10.2        93.1
European Real Estate                        48.9        96.4
Global Franchise                            56.1        11.4
Global Value Equity                         70.3        88.0
International Equity                          --        73.8
International Magnum                        89.4        78.2
International Small Cap                     29.2         N/A
Equity Growth                               73.2        75.7
Focus Equity                                64.8        40.3
Small Company Growth                        26.0        51.5
U.S. Real Estate                            39.3        71.3
Value Equity                                75.7        92.8
Emerging Markets Debt                       84.5        96.9

J. SUBSEQUENT EVENTS: Effective January 31, 2005, the Fund has suspended offering shares of the International Small Cap Portfolio and the International
Equity Portfolio to new investors, except as follows. The Fund will continue to offer shares of the Portfolios (1) through certain retirement plan accounts, (2)
to clients of registered investment advisors who currently offer shares of the
Portfolios in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the Portfolios are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and
its affiliates and their employees, and (7) to benefit plans sponsored by Morgan
Stanley and its affiliates. The Fund will continue to offer shares of the
Portfolios to existing shareholders and may recommence offering shares of the
Portfolios to other new investors in the future.

Effective January 31, 2005, the Fund will suspend offering shares of the Global
Franchise Portfolio to new investors when assets in the Portfolio reach $100 million, except as follows. Following the general suspension of the offering of shares of the Portfolio to new investors, the Fund will continue to offer shares of the Portfolio (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of the Portfolio in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the
Portfolio are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and its affiliates and their employees, and (7) to benefit plans sponsored by Morgan Stanley and its affiliates. Also following the general suspension of the offering of shares of the Portfolio to new investors, the Fund will continue to offer shares of the
Portfolio to existing shareholders and may recommence offering shares of the
Portfolio to other new investors in the future.

136

                                          2004 ANNUAL REPORT

                                          December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY INSTITUTIONAL FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Morgan Stanley Institutional Fund, Inc.
(comprising, respectively, the Active International Allocation Portfolio,
Emerging Markets Portfolio, European Real Estate Portfolio, Global Franchise
Portfolio, Global Value Equity Portfolio, International Equity Portfolio,
International Magnum Portfolio, International Small Cap Portfolio, Equity Growth
Portfolio, Focus Equity Portfolio, Small Company Growth Portfolio, U.S. Real
Estate Portfolio, Value Equity Portfolio, Emerging Markets Debt Portfolio, Money
Market Portfolio and Municipal Money Market Portfolio) (the "Fund") as of
December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial high-lights based on out audits. lights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are a appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opionion An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Morgan Stanley Institutional Fund,
Inc. at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated
therein, in conformity with U.S. generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

                                                                             137

2004 ANNUAL REPORT

December 31, 2004

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2004, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Global Franchise, Global Value Equity, Equity Growth, Focus Equity, U.S.
Real Estate and Value Equity Portfolios are 36.2%, 60.4%, 100.0%, 100.0%, 4.5%
and 100.0%, respectively.

For the year ended December 31, 2004, the percentage of income earned from direct U.S. Treasury Obligations for the Money Market Portfolio is 6.0%.

For the year ended December 31, 2004, the percentage of exempt interest dividends paid by the Municipal Money Market Portfolios is 98.9%.

For the year ended December 31, 2004, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

                                                   FOREIGN        FOREIGN
                                                TAX CREDIT         SOURCE
                                              PASS-THROUGH         INCOME
          PORTFOLIO                                  (000)          (000)
          ---------------------------------------------------------------

          Active International Allocation     $        655   $      8,885
          Emerging Markets                           2,696         27,268
          European Real Estate                         147          1,157
          Global Franchise                             179          1,690
          Global Value Equity                          134          1,384
          International Equity*                     12,152        117,980
          International Magnum                         142          1,931
          International Small Cap                    2,969         26,348

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal tax return:

                                                                LONG-TERM
                                                                LONG-TERM
                                                       CAPITAL GAIN - 20%
          PORTFOLIO                                                 (000)
          ---------------------------------------------------------------

          Global Franchise                                   $      3,259
          Global Value Equity                                         272
          International Equity                                    446,239
          International Small Cap                                  68,519
          Small Company Growth                                     40,919
          U.S. Real Estate                                         41,350

S
For the year ended December 31, 2004, qualified dividend income for each applicable Portfolio totaled:

                                                               QUALIFYING
                                                                 DIVIDEND
                                                                   INCOME
          PORTFOLIO                                                 (000)
          ---------------------------------------------------------------

          Active International Allocation                    $      5,687
          Emerging Markets                                         11,881
          European Real Estate                                        750
          Global Value Equity                                       1,265
          Global Franchise                                          1,152
          International Equity                                     68,837
          International Magnum                                      1,243
          International Small Cap                                  19,151
          Equity Growth                                             3,214
          Focus Equity                                                103
          Value Equity                                              2,112

138

                                          2004 ANNUAL REPORT

                                          December 31, 2004

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS:

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                            POSITION(S)  TERM OF OFFICE                                    FUND COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH    AND LENGTH OF  PRINCIPAL OCCUPATION(S)            OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                    REGISTRANT   TIME SERVED*   DURING PAST 5 YEARS                DIRECTOR**    HELD BY DIRECTOR
- --------------------------- ------------ -------------- ---------------------------------- ------------- -------------------------

Michael Bozic (63)          Director     Director since Private investor; Director or      197           Director of various
c/o Kramer Levin Naftalis &              July 2003      Trustee of the Retail Funds (since               business organizations.
Frankel LLP                                             April 1994) and the Institutional
Counsel to the Independent                              Funds (since July 2003); formerly
Directors                                               Vice Chairman of Kmart Corporation
919 Third Avenue                                        (December 1998-October 2000),
New York, NY 10022-3902                                 Chairman and Chief Executive
                                                        Officer of Levitz Furniture
                                                        Corporation (November
                                                        1995-November 1998) and President
                                                        and Chief Executive Officer of
                                                        Hills Department Stores (May
                                                        1991-July 1995); formerly
                                                        variously Chairman, Chief
                                                        Executive Officer, President and
                                                        Chief Operating Officer
                                                        (1987-1991) of the Sears
                                                        Merchandise Group of Sears Roebuck
                                                        & Co.

Edwin J. Garn (72)          Director     Director since Consultant. Director or Trustee of 197           Director of Franklin Covey
1031 N. Chartwell Court                  July 2003      the Retail Funds (since January                  (time management systems),
Salt Lake City, UT 84103                                1993) and the Institutional Funds                BMW Bank of North America,
                                                        (since July 2003); member of the                 Inc. (industrial loan
                                                        Utah Regional Advisory Board of                  corporation), Escrow Bank
                                                        Pacific Corp.; formerly Managing                 USA (industrial loan
                                                        Director of Summit Ventures LLC                  corporation), United Space
                                                        (2000 - 2004), United States                     Alliance (joint venture
                                                        Senator (R- Utah) (1974-1992) and                between Lockheed Martin and
                                                        Chairman, Senate Banking Committee               The Boeing Company) and
                                                        (1980-1986), Mayor of Salt Lake                  Nuskin Asia Pacific
                                                        City, Utah (1971-1974), Astronaut,               (multilevel marketing);
                                                        Space Shuttle Discovery (April                   member of the board of
                                                        12-19, 1985), and Vice Chairman,                 various civic and
                                                        Huntsman Corporation (chemical                   charitable organizations.
                                                        company).

Wayne E. Hedien (70)        Director     Director since Retired; Director or Trustee of    197           Director of the PMI Group
c/o Kramer Levin Naftalis &              July 2003      the Retail Funds (since September                Inc. (private mortgage
Frankel LLP                                             1997) and the Institutional Funds                insurance); Trustee and
Counsel to the                                          (since July 2003); formerly                      Vice Chairman of The Field
Independent Directors                                   associated with the Allstate                     Museum of Natural History;
919 Third Avenue                                        Companies (1966-1994), most                      director of various other
New York, NY 10022-3902                                 recently as Chairman of The                      business and charitable
                                                        Allstate Corporation (March                      organizations.
                                                        1993-December 1994) and Chairman
                                                        and Chief Executive Officer of its
                                                        wholly-owned subsidiary, Allstate
                                                        Insurance Company (July
                                                        1989-December 1994).

Dr. Manuel H. Johnson (55)  Director     Director since Senior Partner, Johnson Smick      197           Director of NVR, Inc. (home
c/o Johnson Smick                        July 2003      International, Inc., a consulting                construction); Director of
International, Inc.                                     firm; Chairman of the Audit                      KFX Energy; Director of RBS
2099 Pennsylvania Avenue,                               Committee and Director or Trustee                Greenwich Capital Holdings
NW Suite 950                                            of the Retail Funds (since July                  (financial holdings
Washington, D.C. 20006                                  1991) and the Institutional Funds                company).
                                                        (since July 2003); Co-Chairman and
                                                        a founder of the Group of Seven
                                                        Council (G7C), an international
                                                        economic commission; formerly Vice
                                                        Chairman of the Board of Governors
                                                        of the Federal Reserve System and
                                                        Assistant Secretary of the U.S.
                                                        Treasury.

Joseph J. Kearns (62)       Director     Director since President, Kearns & Associates LLC 198           Director of Electro Rent
c/o Kearns & Associates LLC              August 1994    (investment consulting); Deputy                  Corporation (equipment
PMB754                                                  Chairman of the Audit Committee                  leasing), The Ford Family
23852 Pacific Coast Highway                             and Director or Trustee of the                   Foundation and the UCLA
Malibu, CA 90265                                        Retail Funds (since July 2003) and               Foundation.
                                                        the Institutional Funds (since
                                                        August 1994); previously Chairman
                                                        of the Audit Committee of the
                                                        Institutional Funds (October 2001-
                                                        July 2003); formerly CFO of the J.
                                                        Paul Getty Trust.

Michael E. Nugent (68)      Director     Director since General Partner of Triumph         197           Director of various
c/o Triumph Capital, L.P.                July 2001      Capital, L.P., a private                         business organizations.
445 Park Avenue, 10th Floor                             investment partnership; Chairman
New York, NY 10022                                      of the Insurance Committee and
                                                        Director or Trustee of the Retail
                                                        Funds (since July 1991) and the
                                                        Institutional Funds (since July
                                                        2001); formerly Vice President,
                                                        Bankers Trust Company and BT
                                                        Capital Corporation (1984-1988).

Fergus Reid (72)            Director     Director since Chairman of Lumelite Plastics      198           Trustee and Director of
c/o Lumelite Plastics                    June 1992      Corporation; Chairman of the                     certain investment
Corporation                                             Governance Committee and Director                companies in the J.P.
85 Charles Coleman Blvd.                                or Trustee of the Retail Funds                   Morgan Funds complex
Pawling, NY 12564                                       (since July 2003) and the                        managed by J.P. Morgan
                                                        Institutional Funds (since June                  Investment Management Inc.
                                                        1992).

                                                                             139

2004 ANNUAL REPORT

December 31, 2004

DIRECTOR AND OFFICER INFORMATION (CONT'D)

INTERESTED DIRECTORS:

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                            POSITION(S)  TERM OF OFFICE                                    FUND COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH    AND LENGTH OF  PRINCIPAL OCCUPATION(S)            OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                    REGISTRANT   TIME SERVED*   DURING PAST 5 YEARS                DIRECTOR**    HELD BY DIRECTOR
- --------------------------- ------------ -------------- ---------------------------------- ------------- -------------------------

Charles A. Fiumefreddo (71) Chairman and Chairman of    Chairman and Director or Trustee   197           None.
c/o Morgan Stanley Trust    Director of  the Board and  of the Retail Funds (since July
Harborside Financial Center the Board    Director since 1991) and the Institutional Funds
Plaza Two 3rd Floor                      July 2003      (since July 2003); formerly Chief
Jersey City, NJ 07311                                   Executive Officer of the Retail
                                                        Funds (until September 2002).

James F. Higgins (56)       Director     Director since Director or Trustee of the Retail  197           Director of AXA Financial,
c/o Morgan Stanley Trust                 July 2003      Funds (since June 2000) and the                  Inc. and The Equitable Life
Harborside Financial Center                             Institutional Funds (since July                  Assurance Society of the
Plaza Two 2nd Floor                                     2003); Senior Advisor of Morgan                  United States (financial
Jersey City, NJ 07311                                   Stanley (since August 2000);                     services).
                                                        Director of Morgan Stanley
                                                        Distributors Inc. and Dean Witter
                                                        Realty Inc.; previously President
                                                        and Chief Operating Officer of the
                                                        Private Client Group of Morgan
                                                        Stanley (May 1999-August 2000),
                                                        and President and Chief Operating
                                                        Officer of Individual Securities
                                                        of Morgan Stanley (February
                                                        1997-May 1999).

- ----------
*    This is the earliest date the Director began serving the Institutional
     Funds. Each Director serves an indefinite term, until his or her successor is elected.
**   The Fund Complex includes all funds advised by Morgan Stanley Investment
     Management Inc. and funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP and Morgan Stanley
     Investment Advisors Inc.).

Additional information about the Fund's Directors can be found in the Fund's
Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-548-7786 or by accessing the
Morgan Stanley Investment Management's website at www.morganstanley.com/im. You may also retrieve this information on-line at the Securities and Exchange
Commission's web site at www.sec.gov.

140

                                          2004 ANNUAL REPORT

                                          December 31, 2004

DIRECTOR AND OFFICER INFORMATION (CONT'D)

OFFICERS:

                                             POSITION(S)      TERM OF OFFICE
                                             HELD WITH        AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   REGISTRANT       TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
- -------------------------------------------  ---------------  ----------------  --------------------------------------------------

Mitchell M. Merin (51)                       President        President         President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                     since July        Stanley Investment Management Inc.; President,
1221 Avenue of the Americas 33rd Floor                        2003              Director and Chief Executive Officer of Morgan
New York, NY 10020                                                              Stanley Investment Advisors Inc. and Morgan
                                                                                Stanley Services Company Inc.; Chairman and
                                                                                Director of Morgan Stanley Distributors Inc.;
                                                                                Chairman and Director of Morgan Stanley Trust;
                                                                                Director of various Morgan Stanley subsidiaries;
                                                                                President of the Institutional Funds (since July
                                                                                2003) and President of the Retail Funds (since May
                                                                                1999); Director (since July 2003) and President
                                                                                (since December 2002) of the Van Kampen Closed-End
                                                                                Funds; Trustee (since May 1999) and President
                                                                                (since October 2002) of the Van Kampen Open-End
                                                                                Funds.

Ronald E. Robison (65)                       Executive        Executive Vice    Principal Executive Officer of Funds in the Fund
Morgan Stanley Investment Management Inc.    Vice President   President and     complex (since May 2003); Managing Director of
1221 Avenue of the Americas 33rd Floor       and Principal    Principal         Morgan Stanley & Co. Incorporated, Managing
New York, NY 10020                           Executive        Executive         Director of Morgan Stanley; Managing Director,
                                             Officer          Officer since     Chief Administrative Officer and Director of
                                                              July 2003         Morgan Stanley Investment Advisors Inc. and Morgan
                                                                                Stanley Services Company Inc.; Director of Morgan
                                                                                Stanley Trust; Managing Director and Director of
                                                                                Morgan Stanley Distributors Inc.; Executive Vice
                                                                                President and Principal Executive Officer of the
                                                                                Retail Funds (since April 2003) and the
                                                                                Institutional Funds (since July 2003); previously
                                                                                President and Director of the Retail Funds (March
                                                                                2001 - July 2003) and Chief Global Operations
                                                                                Officer and Managing Director of Morgan Stanley
                                                                                Investment Management Inc.

Joseph J. McAlinden (61)                     Vice President   Vice President    Managing Director and Chief Investment Officer of
Morgan Stanley Investment Management Inc.                     since July        Morgan Stanley Investment Advisors Inc. and Morgan
1221 Avenue of the Americas 33rd Floor                        2003              Stanley Investment Management Inc.; Director of
New York, NY 10020                                                              Morgan Stanley Trust; Chief Investment Officer of
                                                                                the Van Kampen Funds; Vice President of the
                                                                                Institutional Funds (since July 2003) and the
                                                                                Retail Funds (since July 1995).

Barry Fink (49)                              Vice President   Vice President    General Counsel (since May 2000) and Managing
Morgan Stanley Investment Management Inc.                     since July        Director (since December 2000) of Morgan Stanley
1221 Avenue of the Americas 22nd Floor                        2003              Investment Management; Managing Director (since
New York, NY 10020                                                              December 2000), Secretary (since February 1997)
                                                                                and Director (since July 1998) of Morgan Stanley
                                                                                Investment Advisors Inc. and Morgan Stanley
                                                                                Services Company Inc.; Vice President of the
                                                                                Retail Funds; Assistant Secretary of Morgan
                                                                                Stanley DW Inc.; Vice President of the
                                                                                Institutional Funds (since July 2003); Managing
                                                                                Director, Secretary and Director of Morgan Stanley
                                                                                Distributors Inc.; previously Secretary of the
                                                                                Retail Funds and General Counsel (February 1997-
                                                                                April 2004) of the Retail Funds; Vice President
                                                                                and Assistant General Counsel of Morgan Stanley
                                                                                Investment Advisors Inc. and Morgan Stanley
                                                                                Services Company Inc. (February 1997- December
                                                                                2001).

Amy R. Doberman (42)                         Vice President   Vice President    Managing Director and General Counsel, U.S.
Morgan Stanley Investment Management Inc.                     since July        Investment Management; Managing Director of the
1221 Avenue of the Americas 22nd Floor                        2004              Investment Manager and Morgan Stanley Investment
New York, NY 10020                                                              Advisor Inc.; Vice President of the Institutional
                                                                                and Retail Funds (since July 2004); Vice President
                                                                                of the Van Kampen Funds (since August 2004);
                                                                                previously, Managing Director and General Counsel
                                                                                - Americas, UBS Global Asset Management (July
                                                                                2000-July 2004) and General Counsel, Aeltus
                                                                                Investment Management, Inc. (January 1997-July
                                                                                2000).

Carsten Otto (41)                            Chief            Chief             Executive Director and U.S. Director of Compliance
Morgan Stanley Investment Management Inc.    Compliance       Compliance        for Morgan Stanley Investment Management (since
1221 Avenue of the Americas 22nd Floor       Officer          Officer since     October 2004); Executive Director of Morgan
New York, NY 10020                                            2004              Stanley Investment Advisors Inc. and Morgan
                                                                                Stanley Investment Management Inc.; formerly
                                                                                Assistant Secretary and Assistant General Counsel
                                                                                of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)                       Vice President   Vice President    Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                     since             Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 22nd Floor                        December          Inc. and Morgan Stanley Investment Advisors Inc.;
New York, NY 10020                                            1997              Vice President of the Institutional Funds and the
                                                                                Retail Funds; formerly practiced law with the New
                                                                                York law firm of Rogers & Wells (now Clifford
                                                                                Chance US LLP).

James W. Garrett (36)                        Treasurer and    Treasurer         Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    Chief            since February    Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas 34th Floor       Financial        2002; Chief       Management Inc.; Treasurer and Chief Financial
New York, NY 10020                           Officer          Financial         Officer of the Institutional Funds; previously
                                                              Officer since     with PriceWaterhouse LLP (now
                                                              July 2003         PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                        Assistant        Assistant         Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.            Treasurer        Treasurer         Administration, JPMorgan Investor Services Co.
73 Tremont Street                                             since March       (formerly Chase Global Funds Services Company);
Boston, MA 02108                                              2003              formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37)                          Secretary        Secretary         Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                     since June        Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 22nd Floor                        1999              Inc. and Morgan Stanley Investment Advisors Inc.;
New York, NY 10020                                                              Secretary of the Institutional Funds and (since
                                                                                July 2003) the Retail Funds; formerly practiced
                                                                                law with the New York law firms of McDermott, Will
                                                                                & Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                                LLP.

- ----------
*    This is the date the Officer began serving the Institutional Funds. Each
     Officer serves an indefinite term, until his or her successor is elected.

                                                                             141

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
Morgan Stanley & Co., Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the
Securities and Exchange Commission (SEC). The semi-annual reports are filed on
Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan
Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on
the operation of the SEC's Public Reference Room may be obtained by calling the
SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address
(publicinfo@sec.gov) or by writing the Public Reference section of the SEC,
Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling
1-800-548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectuses of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money.
For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1-800-548-7786.

142

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, NY 10020
MSIF: (800) 548-7786

(C)2005 Morgan Stanley

[MORGAN STANLEY LOGO]
                                                          1231-fibaleqseman-0205

  Adviser Class Prospectus

  January 31, 2005

[LOGO] Morgan Stanley

Morgan Stanley Institutional Fund Trust

           Equity Portfolios
           Equity Portfolio
           Mid Cap Growth Portfolio
           U.S. Mid Cap Value Portfolio
           U.S. Small Cap Value Portfolio
           Value Portfolio

           Fixed Income Portfolios
           Core Plus Fixed Income Portfolio
           Investment Grade Fixed Income Portfolio
           High Yield Portfolio
           U.S. Core Fixed Income Portfolio

           Balanced Portfolio
           Balanced Portfolio

Shareholder Services:
1-800-548-7786
--------------------------------------------------------------------------------

Prices and Investment Results:
www.morganstanley.com/im
--------------------------------------------------------------------------------

Investment Adviser: Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 24 different investment portfolios, 10 of which are described in this prospectus. Morgan Stanley Investment Management Inc. (the "Adviser") is
the Fund's investment adviser. This prospectus offers Adviser Class Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Adviser Class Prospectus

  January 31, 2005

                                                                       Page

Equity Portfolios
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Equity                                                                    1
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Mid Cap Growth                                                            3
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U.S. Mid Cap Value                                                        5
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U.S. Small Cap Value*                                                     7
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Value                                                                     9
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Fixed Income Portfolios
---------------------------------------------------------------------------
Core Plus Fixed Income                                                   11
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Investment Grade Fixed Income                                            13
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High Yield                                                               15
---------------------------------------------------------------------------
U.S. Core Fixed Income                                                   17
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Balanced Portfolio
---------------------------------------------------------------------------
Balanced                                                                 19
---------------------------------------------------------------------------

Fees and Expenses of the Portfolios                                      21
---------------------------------------------------------------------------
Investment Strategies and Related Risks                                  23
---------------------------------------------------------------------------
Portfolio Holdings                                                       27
---------------------------------------------------------------------------
Purchasing Shares                                                        27
---------------------------------------------------------------------------
Redeeming Shares                                                         28
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Frequent Purchases and Redemptions of Shares                             29
---------------------------------------------------------------------------
General Shareholder Information                                          30
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Fund Management                                                          33
---------------------------------------------------------------------------
Financial Highlights                                                     36
---------------------------------------------------------------------------

* Not currently open to new investors

  Adviser Class Prospectus

  January 31, 2005

Equity Portfolio

Objective
The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $1 billion. The Portfolio may invest, to a limited extent, in stocks of smaller companies. The Portfolio may invest up to 25% of its total assets in foreign equity securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national exchange.

Process
The Adviser seeks attractively valued companies experiencing a change that the
Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

                                                                             1

Equity Portfolio (Cont'd)

Foreign securities may involve greater risks than those issued by U.S.
companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Equity Portfolio
Commenced operations on January 16, 1998

 1999     2000     2001     2002     2003     2004
------   ------   ------   ------   ------   ------
28.39    -9.50    -17.33   -26.54   32.16    14.17

High Quarter      12/31/99      19.99%
--------------------------------------
Low Quarter        9/30/02     -17.81%

Average Annual Total Returns
(as of 12/31/04)

                                                                        Since
                                                    Past       Past Inception
                                                One Year Five Years   1/16/98
  ---------------------------------------------------------------------------

  Equity Portfolio
  ---------------------------------------------------------------------------
  Return before Taxes                             14.17%     -3.67%     3.75%
  ---------------------------------------------------------------------------
  Return after Taxes on Distributions/1/          13.97%     -4.89%     0.78%
  ---------------------------------------------------------------------------
  Return after Taxes on Distributions and
   Sale of Fund Shares/1/                          9.44%     -3.63%     2.02%
  ---------------------------------------------------------------------------
  Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)/2/      16.49%      5.27%     7.36%
  ---------------------------------------------------------------------------
  S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)/3/                    10.88%     -2.30%     4.93%
  ---------------------------------------------------------------------------
  Lipper Large Cap-Core Funds Index (reflects
   no deduction for fees, expenses or taxes)/4/    8.29%     -2.98%     3.74%
  ---------------------------------------------------------------------------
  Lipper Large Cap-Value Funds Index
   (reflects no deduction for fees,
   expenses or taxes)/5/                          12.00%      1.42%     5.20%
  ---------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

/3/The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

/4/The Lipper Large Cap-Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
   Large Cap-Core Funds classification. The Index, is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index.

/5/The Lipper Large Cap-Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
   Large Cap-Value Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Large Cap-Value Funds Index classification.

2

  Adviser Class Prospectus

  January 31, 2005

Mid Cap Growth Portfolio

Objective
The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach
The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than
$35 billion.

Process
The Adviser's process follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the
Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Portfolio may invest up to 10% of its assets in real estate investment trusts ("REITs"). The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

                                                                             3

Mid Cap Growth Portfolio (Cont'd)

Foreign securities may involve greater risks than those issued by U.S.
companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in
REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the
Portfolio on its investment in such company.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Mid Cap Growth Portfolio
Commenced operations on January 31, 1997

 1998     1999     2000     2001     2002     2003     2004
------   ------   ------   ------   ------   ------   ------
37.00    67.89    -7.57    -29.78   -31.01   42.24    21.70

High Quarter      12/31/99      39.22%
--------------------------------------
Low Quarter        9/30/01     -27.66%

Average Annual Total Returns
(as of 12/31/04)

                                                                       Since
                                                   Past       Past Inception
                                               One Year Five Years   1/31/97
    ------------------------------------------------------------------------

    Mid Cap Growth Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                          21.70%     -4.97%    11.12%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions/1/       21.70%     -5.97%     8.79%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions and
     Sale of Fund Shares/1/                      14.10%     -4.68%     8.61%
    ------------------------------------------------------------------------
    Russell Midcap Growth Index (reflects no
     deduction for fees, expenses or taxes)/2/   15.48%     -3.36%     7.44%
    ------------------------------------------------------------------------
    Lipper Mid-Cap Growth Funds Index
     (reflects no deductions for fees,
     expenses or taxes)/3/                       14.03%     -6.07%     5.74%
    ------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

/3/The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
   Mid-Cap Growth Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the
   Lipper Mid-Cap Growth Funds Classification.

4

  Adviser Class Prospectus

  January 31, 2005

U.S. Mid Cap Value Portfolio

Objective
The U.S. Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies traded on a U.S.
securities exchange with capitalizations generally in the range of companies included in the Russell Midcap Value Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser seeks attractively valued companies experiencing a change that the
Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of companies traded on a U.S. securities exchange with capitalizations within the range of companies included in the Russell
Midcap Value Index. This policy may be changed without shareholder approval;
however, you would be notified in writing of any changes. As of December 31,
2004, these market capitalizations range between $631 million and $33.842 billion. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. This percentage limitation however, does not apply to securities of foreign companies that are listed in the United States on a national exchange. The Portfolio may invest up to 10% of its assets in REITs.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap

                                                                             5

U.S. Mid Cap Value Portfolio (Cont'd)

companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the
Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Foreign securities may involve greater risks than those issued by U.S.
companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in
REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the
Portfolio on its investment in such company.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

U.S. Mid Cap Value Portfolio
Commenced operations on July 17, 1998

 1999     2000     2001     2002     2003     2004
------   ------   ------   ------   ------   ------
19.56    11.59    -3.57    -28.76   41.57    14.31

High Quarter       6/30/03      22.99%
--------------------------------------
Low Quarter        9/30/01     -20.65%

Average Annual Total Returns
(as of 12/31/04)

                                                                        Since
                                                    Past       Past Inception
                                                One Year Five Years   7/17/98
   --------------------------------------------------------------------------

   U.S. Mid Cap Value Portfolio
   --------------------------------------------------------------------------
   Return before Taxes                            14.31%      4.41%     6.56%
   --------------------------------------------------------------------------
   Return after Taxes on Distributions/1/         14.29%      3.22%     4.54%
   --------------------------------------------------------------------------
   Return after Taxes on Distributions and
    Sale of Fund Shares/1/                         9.33%      3.01%     4.34%
   --------------------------------------------------------------------------
   Russell Midcap Value Index (reflects no
    deduction for fees, expenses or taxes)/2/     23.71%     13.48%     9.79%
   --------------------------------------------------------------------------
   Lipper Mid-Cap Core Funds Index (reflects no
    deduction for fees, expenses or taxes)/3/     15.44%      5.65%     7.90%
   --------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The Russell Midcap Value Index measures the performance of those Russell
   Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 100 Value Index.

/3/The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap
   Core Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the
   Lipper Mid-Cap Core Funds classification.

6

  Adviser Class Prospectus

  January 31, 2005

U.S. Small Cap Value Portfolio

The Fund has suspended offering shares of the U.S. Small Cap Value Portfolio to new investors, except as follows. The Fund will continue to offer shares of the
Portfolio (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of the Portfolio in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the
Portfolio are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and its affiliates and their employees, and (7) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer shares of the Portfolio to existing shareholders and may recommence offering shares of the Portfolio to other new investors in the future. Any such offerings of the Portfolio may be limited in amount and may commence and terminate without any prior notice.

Objective
The U.S. Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies traded on a U.S.
securities exchange with capitalizations generally in the range of companies included in the Russell 2000 Value Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser analyzes securities to identify stocks that are believed to be undervalued relative to the market place or similar companies. Sector weightings normally are kept within 10% of those of the Russell 2000 Value
Index. For example, if the energy sector represents 15% of the Russell 2000
Value Index, then, as a general matter, the energy sector would represent between 5 to 25% of total Portfolio assets. There are currently more than a dozen sectors represented in the Russell 2000 Value Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuation relative to other investment opportunities or the market place and deteriorating fundamentals.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies traded on a U.S. securities exchange. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Portfolio may invest up to 10% of its assets in
REITs. The Adviser may invest up to 5% of the Portfolio's assets in securities of foreign issuers including emerging markets.

                                                                             7

U.S. Small Cap Value Portfolio
(Cont'd)

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under-
or over-valued may not be accurate or may not be realized. At times, the
Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in
REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the
Portfolio on its investment in such company.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

U.S. Small Cap Value Portfolio
Commenced operations on January 22, 1999

 2000     2001     2002     2003     2004
------   ------   ------   ------   ------
 3.27    -7.08    -15.40   38.41    19.80

High Quarter       6/30/03      19.92%
--------------------------------------
Low Quarter        9/30/01     -19.56%

Average Annual Total Returns
(as of 12/31/04)

                                                                       Since
                                                   Past       Past Inception
                                               One Year Five Years   1/22/99
   -------------------------------------------------------------------------

   U.S. Small Cap Value Portfolio
   -------------------------------------------------------------------------
   Return before Taxes                           19.80%      6.13%     9.32%
   -------------------------------------------------------------------------
   Return after Taxes on Distributions/1/        18.28%      5.15%     7.96%
   -------------------------------------------------------------------------
   Return after Taxes on Distributions and
    Sale of Fund Shares/1/                       14.86%      4.81%     7.36%
   -------------------------------------------------------------------------
   Russell 2000 Value Index (reflects no
    deduction for fees, expenses or taxes)/2/    22.25%     17.23%    14.39%
   -------------------------------------------------------------------------
   Lipper Small-Cap Core Funds Index (reflects
    no deduction for fees, expenses or
    taxes)/3/                                    18.37%      9.06%    11.12%
   -------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

/3/The Lipper Small-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
   Small-Cap Core Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the
   Lipper Small-Cap Core Funds classification.

8

  Adviser Class Prospectus

  January 31, 2005

Value Portfolio

Objective
The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing, seeking well established companies that appear undervalued and currently are not being recognized within the market place. The
Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

Process
The Adviser begins with a universe of companies that have attributes that may qualify them as value companies. The Adviser then screens these companies for liquidity and then relative value using an appropriate valuation measure for each sector or industry. The Adviser evaluates the companies relative to competitive and market conditions within each industry. The Adviser then conducts a fundamental analysis of each company to identify those companies believed to be attractively valued relative to other companies within the industry. In determining whether securities should be sold, the Adviser considers fair valuations and deteriorating fundamentals.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller

                                                                             9

Value Portfolio (Cont'd)

companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Foreign securities may involve greater risks than those issued by U.S.
companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

              [CHART]

Value Portfolio
Commenced operations on July 17, 1996

 1997     1998     1999      2000     2001     2002      2003     2004
------   ------   ------    ------   ------   -------   ------   ------
22.99    -3.11    -2.34     23.20     4.27    -22.81    34.36    17.63

High Quarter    6/30/03    22.56%
---------------------------------
Low Quarter     9/30/02   -23.35%
Average Annual Total Returns
(as of 12/31/04)

                                                                        Since
                                                    Past       Past Inception
                                                One Year Five Years   7/17/96
  ---------------------------------------------------------------------------

  Value Portfolio
  ---------------------------------------------------------------------------
  Return before Taxes                             17.63%      9.40%    10.11%
  ---------------------------------------------------------------------------
  Return after Taxes on Distributions/1/          17.38%      9.05%     8.27%
  ---------------------------------------------------------------------------
  Return after Taxes on Distributions and
   Sale of Fund Shares/1/                         11.76%      7.98%     7.86%
  ---------------------------------------------------------------------------
  S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)/2/                    10.88%     -2.30%     9.65%
  ---------------------------------------------------------------------------
  Lipper Multi-Cap Value Funds Index (reflects
   no deduction for fees, expenses or taxes)/3/   14.91%      6.90%    10.62%
  ---------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

/3/The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
   Multi-Cap Value Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Multi-Cap Value Funds classification.

10

  Adviser Class Prospectus

  January 31, 2005

Core Plus Fixed Income Portfolio

Objective
The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Portfolio may also invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis
("TBAs"). The Adviser may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations ("CMOs"), swaps and other derivatives in managing the Portfolio.

Up to 10% of the Portfolio's net assets may be invested in targeted return index securities ("TRAINs") or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser employs a value approach toward fixed income investing. The
Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their

                                                                             11

Core Plus Fixed Income Portfolio (Cont'd)

mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates.
Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities. Investments in TBAs may give rise to a form or leverage.
Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Foreign fixed income securities may involve greater risks than those issued by
U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

           [CHART]

Core Plus Fixed Income Portfolio
Commenced operations on November 7, 1996

 1997    1998    1999    2000    2001    2002    2003    2004
------  ------  ------  ------  ------  ------  ------  ------
 9.34    6.63   -0.84   10.58   10.00    6.38    5.35    4.37

High Quarter    6/30/97    3.98%
--------------------------------
Low Quarter     6/30/99   -1.57%
Average Annual Total Returns
(as of 12/31/04)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years   11/7/96
     ---------------------------------------------------------------------

     Core Plus Fixed Income Portfolio
     ---------------------------------------------------------------------
     Return before Taxes                        4.37%      7.31%     6.38%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions/1/     2.76%      4.95%     3.69%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                    2.83%      4.80%     3.75%
     ---------------------------------------------------------------------
     Citigroup U.S. Broad Investment Grade
      Bond Index (reflects no deduction for
      fees, expenses or taxes)/2/               4.47%      7.73%     6.87%
     ---------------------------------------------------------------------
     Lipper BBB Rated Corporate Debt Funds
      Index (reflects no deduction for fees,
      expenses or taxes)/3/                     5.30%      7.50%     6.48%
     ---------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

/2/The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury,
   U.S. agency, mortgage pass-through, asset-backed, supranational, corporate,
   Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

/3/The Lipper BBB Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper BBB Rated Corporate Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this
   Prospectus, the Portfolio is in the Lipper BBB Rated Corporate Debt Funds
   classification.

12

  Adviser Class Prospectus

  January 31, 2005

Investment Grade Fixed Income Portfolio

Objective
The Investment Grade Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar-denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The
Portfolio invests exclusively in securities that carry an investment grade rating at the time of purchase, and may invest opportunistically in non-dollar-denominated securities. The Portfolio may invest over 50% of its assets in mortgage securities. The Portfolio may invest in TBAs. The Adviser may invest in asset-backed securities and may use futures, options, forwards,
CMOs, swaps and other derivatives in managing the Portfolio.

Up to 10% of the Portfolio's net assets may be invested in TRAINs or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser employs a value approach toward fixed income investing. The
Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar-denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by investment grade securities other than those issued by the U.S. Treasury. The
Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The
Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in investment grade fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between U.S. Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

                                                                             13

Investment Grade Fixed Income Portfolio (Cont'd)

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Foreign fixed income securities may involve greater risks than those issued by
U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Investment Grade Fixed Income Portfolio
Commenced operations on May 20, 2002

2002    2003    2004
-----   -----   -----
5.82    4.37    4.38

High Quarter       9/30/02       2.75%
--------------------------------------
Low Quarter        6/30/04      -1.04%

Average Annual Total Returns
(as of 12/31/04)

                                                                     Since
                                                            Past Inception
                                                        One Year   5/20/02
--------------------------------------------------------------------------

Investment Grade Fixed Income Portfolio
--------------------------------------------------------------------------
Return before Taxes                                        4.38%     5.58%
--------------------------------------------------------------------------
Return after Taxes on Distributions/1/                     2.49%     3.68%
--------------------------------------------------------------------------
Return after Taxes on Distributions
 and Sale of Fund Shares/1/                                2.83%     3.63%
--------------------------------------------------------------------------
Citigroup U.S. Broad Investment Grade Bond Index
 (reflects no deduction for fees, expenses or taxes)/2/    4.47%     6.38%
--------------------------------------------------------------------------
Lipper A-Rated Corporate Debt Funds Index (reflects
 no deduction for fees, expenses or taxes)/3/              4.51%     6.05%
--------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment./ /

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

/2/The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury,
   U.S. agency, mortgage pass-through, asset-backed, supranational, corporate,
   Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

/3/The Lipper A-Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper A-Rated Corporate Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this
   Prospectus, the Portfolio is in the Lipper A-Rated Corporate Debt Funds
   classification.

14

  Adviser Class Prospectus

  January 31, 2005

High Yield Portfolio

Objective
The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps and other derivatives in managing the
Portfolio.

Up to 10% of the Portfolio's net assets may be invested in TRAINs or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets of the
Portfolio will be invested in high yield securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

                                                                             15

High Yield Portfolio (Cont'd)

Foreign fixed income securities may involve greater risks than those issued by
U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

               [CHART]

High Yield Portfolio
Commenced operations on January 31, 1997

 1998     1999    2000     2001     2002      2003    2004
------   ------  -------  ------   -------   ------  ------
 2.83     7.61   -10.84   -5.96    -11.36    27.68    9.96

High Quarter     6/30/03     9.29%
----------------------------------
Low Quarter      9/30/01    -9.18%
Average Annual Total Returns
(as of 12/31/04)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years   1/31/97
      --------------------------------------------------------------------

      High Yield Portfolio
      --------------------------------------------------------------------
      Return before Taxes                       9.96%      0.85%     3.48%
      --------------------------------------------------------------------
      Return after Taxes on Distributions/1/    7.21%     -2.80%    -0.40%
      --------------------------------------------------------------------
      Return after Taxes on Distributions
       and Sale of Fund Shares/1/               6.42%     -1.58%     0.55%
      --------------------------------------------------------------------
      CS First Boston High Yield Index
       (reflects no deduction for fees,
       expenses or taxes)/2/                   11.96%      8.17%     7.09%
      --------------------------------------------------------------------
      Lipper High Current Yield Funds Index
       (reflects no deduction for fees,
       expenses or taxes)/3/                   10.34%      3.99%     4.59%
      --------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The CS First Boston High Yield Index is an unmanaged index comprised of high yield corporate bonds.

/3/The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
   High Current Yield Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper High Current Yield Funds classification.

16

  Adviser Class Prospectus

  January 31, 2005

U.S. Core Fixed Income Portfolio

Objective
The U.S. Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar-denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The
Portfolio invests exclusively in securities issued by U.S.-based entities that carry an investment grade rating at the time of purchase. The Portfolio may invest over 50% of its assets in mortgage securities. The Portfolio may invest in TBAs. The Adviser may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps and other derivatives in managing the Portfolio.

Up to 10% of the Portfolio's net assets may be invested in TRAINs or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser employs a value approach toward fixed income investing. The
Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The
Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of U.S. issuers. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury

                                                                             17

U.S. Core Fixed Income Portfolio (Cont'd)

securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

U.S. Core Fixed Income Portfolio
Commenced operations on March 1, 1999

 2000     2001     2002     2003     2004
------   ------   ------   ------   ------
10.30    10.35     7.75     3.84     4.27

High Quarter      12/31/00       4.15%
--------------------------------------
Low Quarter        6/30/04      -1.03%

Average Annual Total Returns
(as of 12/31/04)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years    3/1/99
     ---------------------------------------------------------------------

     U.S. Core Fixed Income Portfolio
     ---------------------------------------------------------------------
     Return before Taxes                        4.27%      7.27%     6.08%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions/1/     2.25%      5.02%     3.77%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                    2.76%      4.84%     3.76%
     ---------------------------------------------------------------------
     Citigroup U.S. Broad Investment Grade
      Bond Index (reflects no deduction for
      fees, expenses or taxes)/2/               4.47%      7.73%     6.70%
     ---------------------------------------------------------------------
     Lipper A-Rated Corporate Debt Funds
      Index (reflects no deduction for fees,
      expenses or taxes)/3/                     4.51%      7.22%     6.03%
     ---------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

/2/The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury,
   U.S. agency, mortgage pass-through, asset-backed, supranational, corporate,
   Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

/3/The Lipper A-Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper A-Rated Corporate Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this
   Prospectus, the Portfolio is in the Lipper A-Rated Corporate Debt Funds
   classification.

18

  Adviser Class Prospectus

  January 31, 2005

Balanced Portfolio

Objective
The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests in a mix of equity and fixed income securities. The
Portfolio normally invests 45 to 75% of its assets in equity securities and 25 to 55% of its assets in fixed income securities. The Portfolio may invest up to
25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest up to 10% in REITs. The Adviser may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps and other derivatives in managing the Portfolio.

Up to 10% of the Portfolio's net assets may be invested in TRAINs or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's potential investment universe.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S.
companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments. These risks are greater in emerging market countries.

                                                                             19

Balanced Portfolio (Cont'd)

At various times, some asset classes will perform better or worse than others.
There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in
REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the
Portfolio on its investment in such company.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Balanced Portfolio
Commenced operations on November 1, 1996

 1997     1998     1999     2000     2001     2002     2003     2004
------   ------   ------   ------   ------   ------   ------   ------
19.26    15.09    15.91    -0.93    -5.65    -13.50   20.17     8.28

High Quarter      12/31/98      12.08%
--------------------------------------
Low Quarter        9/30/02     -11.39%

Average Annual Total Returns
(as of 12/31/04)

                                                                       Since
                                                   Past       Past Inception
                                               One Year Five Years   11/1/96
    ------------------------------------------------------------------------

    Balanced Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                           8.28%      1.02%     6.98%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions/1/        7.69%     -0.24%     4.14%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions
     and Sale of Fund Shares/1/                   5.57%      0.13%     4.46%
    ------------------------------------------------------------------------
    S&P 500 Index (reflects no deduction
     for fees, expenses or taxes)/2/             10.88%     -2.30%     8.54%
    ------------------------------------------------------------------------
    Citigroup U.S. Broad Investment Grade
     Bond Index (reflects no deduction for
     fees, expenses or taxes)/3/                  4.47%      7.73%     6.94%
    ------------------------------------------------------------------------
    60/40 Blended Index (reflects no
     deduction for fees, expenses or taxes)/4/    8.41%      2.16%     8.46%
    ------------------------------------------------------------------------
    Lipper Balanced Funds Index (reflects no
     deduction for fees, expenses or taxes)/5/    8.99%      2.95%     7.51%
    ------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

/3/The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury,
   U.S. agency, mortgage pass-through, asset-backed, supranational, corporate,
   Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

/4/The 60/40 Blended Index is comprised of 60% S&P 500 Index and 40% Citigroup
   U.S. Broad Investment Grade Bond Index.

/5/The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Balanced
   Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this
   Index. As of the date of this Prospectus, the Portfolio is in the Lipper
   Balanced Funds classification.

20

  Adviser Class Prospectus

  January 31, 2005

Fees and Expenses of the Portfolios

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2004
(expenses that are deducted from Portfolio assets)

This table describes the fees and expenses that you may pay if you buy and hold shares of each Portfolio.

                                             Distribution
                                                   and/or                   Total Annual
                              Management          Service     Other  Portfolio Operating
Portfolio                           Fees     (12b-1) Fees  Expenses             Expenses

Equity                             0.490%/1/         0.25%     0.16%                0.90%/1/
--------------------------------------------------------------------------------------------
Mid Cap Growth                     0.500             0.25      0.13                 0.88
--------------------------------------------------------------------------------------------
U.S. Mid Cap Value                 0.720 /1/         0.25     0.15//                1.12 /1/
--------------------------------------------------------------------------------------------
U.S. Small Cap Value               0.670 /1/         0.25     0.15//                1.07 /1/
--------------------------------------------------------------------------------------------
Value                              0.490 /1/         0.25     0.13//                0.87 /1/
--------------------------------------------------------------------------------------------
Core Plus Fixed Income             0.330 /1/         0.25     0.13//                0.71 /1/
--------------------------------------------------------------------------------------------
Investment Grade Fixed Income      0.375             0.25      0.12                 0.75
--------------------------------------------------------------------------------------------
High Yield                         0.450 /1/         0.25     0.16//                0.86 /1/
--------------------------------------------------------------------------------------------
U.S. Core Fixed Income             0.375             0.25      0.14                 0.77*
--------------------------------------------------------------------------------------------
Balanced                           0.450             0.25      0.17                 0.87
--------------------------------------------------------------------------------------------

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.

/1/Expense information has been restated to reflect current fees in effect as of November 1, 2004. See "Fund Management."

*The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse certain expenses for the U.S. Core Fixed Income Portfolio so that Total Annual
 Portfolio Operating Expenses will not exceed 0.75%. After giving effect to all advisory fee reductions and/or expense reimbursements, the Total Annual
 Portfolio Operating Expenses were the amount set forth below:

                                 Total Annual Portfolio Operating Expenses
                           After Morgan Stanley Investment Management Inc.
    Portfolio                               Waiver/Reimbursement & Offsets

    U.S. Core Fixed Income                                            0.75%
    -----------------------------------------------------------------------

 Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                                                                             21

Fees and Expenses of the Portfolios

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example
This example is intended to help you compare the cost of investing in each
Portfolio with the cost of investing in other mutual funds.

         Portfolio                     1 Year 3 Years 5 Years 10 Years

         Equity                          $ 92    $287    $498   $1,108
         -------------------------------------------------------------
         Mid Cap Growth                    90     281     488    1,084
         -------------------------------------------------------------
         U.S. Mid Cap Value               114     356     617    1,363
         -------------------------------------------------------------
         U.S. Small Cap Value             109     340     590    1,306
         -------------------------------------------------------------
         Value                             89     278     482    1,073
         -------------------------------------------------------------
         Core Plus Fixed Income            73     227     395      883
         -------------------------------------------------------------
         Investment Grade Fixed Income     77     240     417      930
         -------------------------------------------------------------
         High Yield                        88     274     477    1,061
         -------------------------------------------------------------
         U.S. Core Fixed Income            79     246     428      954
         -------------------------------------------------------------
         Balanced                          89     278     482    1,073
         -------------------------------------------------------------

22

  Adviser Class Prospectus

  January 31, 2005

Investment Strategies and Related Risks

This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make.
Please read this section in conjunction with the earlier summaries. The
Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in a Portfolio is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.

Equity Securities
Equity securities include common stock, preferred stock, convertible securities, American Depositary Receipts ("ADRs"), rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. For purposes of these Portfolios, companies traded on a U.S. exchange include companies listed on Nasdaq.

ADRs are U.S. dollar-denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the
Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs
Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.
The purchase of shares issued in IPOs may have a greater impact upon the
Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio assets grow, any impact of IPO investments on the
Portfolio's total return may decline.

Fixed Income Securities
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities,
Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors.
Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration

                                                                             23

generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities
Fixed income securities that are not investment grade are commonly referred to as "junk bonds" or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

TRAINs
Targeted return index securities ("TRAINs") or similarly structured investments are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933, as amended (the "Securities
Act"), or the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act.
Investments in certain TRAINs may have the effect of increasing the level of
Portfolio illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. TRAINs may impose an administrative fee based on total assets. The Investment Grade Fixed Income and U.S. Core Fixed Income
Portfolios invest in pools of investment grade TRAINs.

Mortgage Securities
These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Certain Portfolios may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Government National
Mortgage Association ("Ginnie Mae") and the Federal Housing Administration are
backed by the full faith and credit of the United States. Certain of the U.S.
government securities purchased by a Portfolio, such as those issued by the
Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan
Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent a Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks.
Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the

24

  Adviser Class Prospectus

  January 31, 2005

issuer. There can be no assurance that the private insurers can meet their obligations under the policies.

Certain Portfolios may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis ("TBAs"). Investments in
TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Asset-Backed Securities
Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments.
Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight.
The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency
Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing
Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk.
The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument.
Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS") and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract

                                                                             25

agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross-hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a
Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the 1940 Act. The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity.
Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions.
They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called
"POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered
Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.

Risks of Derivatives
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio's currency risks involves the risk of mismatching the
Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers.
Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

26

  Adviser Class Prospectus

  January 31, 2005

Leveraging Risk
Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the
Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the SAI. If the
Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance. Using defensive investments could cause a Portfolio to fail to meet its investment objective.

Portfolio Turnover
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Fund's SAI.

Purchasing Shares

Adviser Class Shares are available to clients of the Adviser with combined investments of $500,000 (minimum additional investment of $1,000) and corporations or other institutions, such as trusts and foundations. The Fund offers other classes of shares through separate prospectuses.

Adviser Class Shares of the Portfolios may be purchased directly from Morgan
Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services.
If you are purchasing Adviser Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.

Adviser Class shares of the Portfolios may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash)
acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Adviser Class Shares of the Portfolios.

Adviser Class Shares of each Portfolio may be purchased at the net asset value per share ("NAV") next determined after we receive your purchase order.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Initial Purchase by Mail
You may open an account, subject to acceptance by Morgan Stanley Institutional
Fund Trust, by completing and signing an Account Registration Form provided by
JPMorgan Investor Services Company ("JPMorgan"), the Fund's transfer agent, which you

                                                                             27

can obtain by calling JPMorgan at 1-800-548-7786 and mailing it to Morgan
Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire
You may purchase Adviser Class Shares of each Portfolio by wiring Federal Funds to the Custodian. You should forward a completed Account Registration Form to
JPMorgan in advance of the wire. For all Portfolios notification must be given to JPMorgan at 1-800-548-7786 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a
Federal Funds (monies credited by a Federal Reserve Bank) wire in a specified amount to the Custodian using the following wire instructions:

JPMorgan Chase & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-734143
Attn: Morgan Stanley Institutional Fund
Trust Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

Additional Investments
You may make additional investments of Adviser Class Shares (minimum additional investment of $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund
Trust) to JPMorgan at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above. For all Portfolios, notification must be given to JPMorgan at 1-800-548-7786 prior to the determination of NAV.

Other Purchase Information
The Fund may suspend the offering of shares, or any class of shares, of any
Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares

You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of each Portfolio will be redeemed at the NAV next determined after the request is received in good order.

By Mail
Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o
Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship,

28

  Adviser Class Prospectus

  January 31, 2005

corporations, pension and profit sharing plans and other organizations.

By Telephone
If you have authorized the Telephone Redemption Option on the Account
Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock
Exchange ("NYSE") is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, dilution in the value of a Portfolio's shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage").
For example, a market timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the
Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the
Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as
"price-arbitrage"). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund discourages frequent purchases and redemptions of Portfolio shares by
Portfolio shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The
Fund's policies with respect to purchases and redemptions of Portfolio shares are described in the "Purchasing Shares" and "Redeeming Shares" sections of this Prospectus. Except as described in each of these sections, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker dealers, transfer agents and third party administrators, the Fund has (i) requested assurance that such intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market

                                                                             29

timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and
(ii) required all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Portfolio shares. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within a
Portfolio by the financial intermediary's customers. There can be no assurances that the Fund will be able to eliminate all market-timing activities.

General Shareholder Information

Valuation of Shares
The price of a Portfolio's shares ("net asset value or "NAV") is based on the value of the Portfolio's securities. The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the
Portfolios are open for business.

Each Portfolio values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the
Adviser or Sub-Adviser determines that a security's market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the
Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

The NAV of Adviser Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to
Investment Class Shares.

Exchange Privilege
You may exchange each Portfolio's Adviser Class Shares for Adviser Class Shares
of other available portfolios of the Fund or for Class B shares of available portfolios of Morgan Stanley Institutional Fund, Inc. based on their respective
NAVs. There is no fee for exchanges. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange. See also "Other Purchase Information" for certain limitations relating to exchanges.

You can process your exchange by contacting your financial intermediary.
Otherwise, you should send exchange requests by mail to the Fund's Transfer
Agent, JPMorgan Investor Services Company, and mailing it to Morgan Stanley
Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases.

30

  Adviser Class Prospectus

  January 31, 2005

Tax Considerations
As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a
Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the
Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions.  Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under current law, ordinary income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset ordinary income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income rates.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. If more than 50% of a
Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to pass through to you for foreign tax credit purposes the amount of foreign income taxes that it paid.

Every January, you will be sent a statement (Internal Revenue Service ("IRS")
Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxation of Sales.  Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this Prospectus) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

                                                                             31

Dividends and Distributions
The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

                Portfolio                     Quarterly Annually

                Equity                                .
                ------------------------------------------------
                Mid Cap Growth                                 .
                ------------------------------------------------
                U.S. Mid Cap Value                             .
                ------------------------------------------------
                U.S. Small Cap Value                           .
                ------------------------------------------------
                Value                                 .
                ------------------------------------------------
                Core Plus Fixed Income                .
                ------------------------------------------------
                Investment Grade Fixed Income         .
                ------------------------------------------------
                High Yield                            .
                ------------------------------------------------
                U.S. Core Fixed Income                .
                ------------------------------------------------
                Balanced                              .
                ------------------------------------------------

If any net gains are realized from the sale of underlying securities, the
Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

32

  Adviser Class Prospectus

  January 31, 2005

Fund Management

Adviser
Morgan Stanley Investment Management Inc. (the "Adviser"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan
Stanley is the direct parent of Morgan Stanley Investment Management Inc.
Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2004, the Adviser, together with its affiliated asset management companies, had approximately $431 billion in assets under management, with approximately $231 billion in institutional assets.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the
Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser's annual contractual rates of compensation as of
November 1, 2004, the contractual rates of compensation for the fiscal year ended September 30, 2004 and the actual rates of compensation for the Fund's
2004 fiscal year.

Adviser's Rates of Compensation

                                                Contractual            FY2004             FY2004
                                          Compensation Rate       Contractual             Actual
Portfolio                            as of November 1, 2004 Compensation Rate  Compensation Rate

Equity               0.50% of the portion of the daily net              0.500%             0.500%
                     assets not exceeding $150 million;
                     0.45% of the portion of the daily net
                     assets exceeding $150 million but
                     not exceeding $250 million; 0.40%
                     of the portion of the daily net assets
                     exceeding $250 million but not
                     exceeding $350 million; 0.35% of
                     the portion of the daily net assets
                     exceeding $350 million
-------------------------------------------------------------------------------------------------
Mid Cap Growth       0.500                                              0.500              0.500
-------------------------------------------------------------------------------------------------
U.S. Mid Cap Value   0.72% of the portion of the daily                  0.750              0.750
                     net assets not exceeding $1 billion;
                     0.65% of the portion of the daily
                     net assets exceeding $1 billion
-------------------------------------------------------------------------------------------------
U.S. Small Cap Value 0.67% of the portion of the daily net              0.750              0.750
                     assets not exceeding $500 million;
                     0.645% of the portion of the daily
                     net assets exceeding $500 million
                     but not exceeding $1 billion; 0.62%
                     of the portion of the daily net assets
                     exceeding $1 billion
-------------------------------------------------------------------------------------------------
Value                0.50% of the portion of the daily                  0.500%             0.500%
                     net assets not exceeding $1 billion;
                     0.45% of the portion of the daily
                     net assets exceeding $1 billion but
                     not exceeding $2 billion; 0.40% of
                     the portion of the daily net assets
                     exceeding $2 billion but not
                     exceeding $3 billion; 0.35% of the
                     portion of the daily net assets
                     exceeding $3 billion
-------------------------------------------------------------------------------------------------

                                                                             33

                                                        Contractual            FY2004            FY2004
                                                  Compensation Rate       Contractual            Actual
Portfolio                                    as of November 1, 2004 Compensation Rate Compensation Rate

Core Plus Fixed Income        0.375% of the portion of the daily                0.375             0.375
                              net assets not exceeding $1 billion;
                              0.30% of the portion of the daily
                              net assets exceeding $1 billion
--------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income 0.375                                             0.375             0.375
--------------------------------------------------------------------------------------------------------
High Yield                    0.45% of the portion of the daily net             0.450             0.450
                              assets not exceeding $1.5 billion;
                              0.40% of the portion of the daily net
                              assets exceeding $1.5 billion
--------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income*       0.375                                             0.375             0.355*
--------------------------------------------------------------------------------------------------------
Balanced                      0.450                                             0.450             0.450
--------------------------------------------------------------------------------------------------------

*The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the U.S. Core Fixed Income Portfolio to keep Total Annual
 Portfolio Operating Expenses from exceeding 0.75%.

Portfolio Management
Equity Portfolio
The Portfolio's assets are managed by the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director, James O. Roeder,
Executive Director, and Thomas Bastian, Sergio Marcheli and Vincent E.
Vizachero, Vice Presidents.

Mid Cap Growth Portfolio
The Portfolio's assets are managed by the Small/Mid Cap Growth Team. Current members of the team include Dennis P. Lynch and David Cohen, Managing
Directors, and Sam Chainani, Executive Director.

U.S. Mid Cap Value Portfolio
The Portfolio's assets are managed within the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director, James O.
Roeder, Executive Director, and Thomas Bastian, Sergio Marcheli and Vincent E.
Vizachero, Vice Presidents.

U.S. Small Cap Value Portfolio
The Portfolio's assets are managed within the Small Cap Value Team. Current members of the team include Richard Glass, Executive Director, and Sara Ogiony,
Vice President.

Value Portfolio
The Portfolio's assets are managed within the Multi-Cap Value Team. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin
Holt, Managing Directors.

Core Plus Fixed Income Portfolio
The Portfolio's assets are managed within the Taxable Fixed Income Team.
Current members of the team
include W. David Armstrong and Roberto M. Sella, Managing Directors.

Investment Grade Fixed Income Portfolio and U.S. Core Fixed Income Portfolio
The Portfolio's assets are managed within the Taxable Fixed Income Team.
Current members of the team include W. David Armstrong and David Horowitz,
Managing Directors.

High Yield Portfolio
The Portfolio's assets are managed within the Taxable Fixed Income Team.
Current members of the team include Sheila Finnerty, Managing Director, Gordon
W. Loery and Chad Liu , Executive Directors and Joshua Givelber, Vice President.

Balanced Portfolio
The equity portion of the Portfolio's assets are managed within the Global
Asset Allocation Team. Current members of the team include Francine J. Bovich,
Managing Director, and Que Nguyen, Executive Director.

34

  Adviser Class Prospectus

  January 31, 2005

The fixed income portion of the Portfolio's assets are managed within the
Taxable Fixed Income Team. Current members of the team include W. David
Armstrong and Roberto Sella, Managing Directors.

Distributor
Shares of the Fund are distributed exclusively through Morgan Stanley
Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

Distribution Plan
The Fund has adopted a Plan of Distribution for each Portfolio's Adviser Class
Shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, each Portfolio pays the Distributor a monthly distribution fee at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to
Adviser Class Shares. The Distributor may keep any or all of this fee as compensation for its services in connection with distributing Adviser Class
Shares or providing shareholder or account maintenance services. The
Distributor also may use this fee to pay financial intermediaries, plan fiduciaries, and investment professionals, including the Adviser, for providing distribution support services, and/or account maintenance services to shareholders (including, when applicable, any underlying beneficial owners) of
Adviser Class Shares. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of any Portfolio) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of shares of a Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of Portfolio shares. For more information, please see the Fund's SAI.

                                                                             35

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each
Portfolio (assuming reinvestment of all dividends and distributions). Past performance does not indicate future results. The financial highlights for the fiscal years ended September 30, 2002, 2003 and 2004 have been audited by Ernst
& Young LLP. The financial highlights for prior fiscal periods have been audited by other independent registered public accounting firms. Ernst & Young
LLP's unqualified report appears in

                                   Net Gains
      Net Asset                    or Losses                     Dividend    Capital Gain
          Value         Net    on Securities  Total from    Distributions   Distributions
      Beginning  Investment    (realized and  Investment  (net investment   (realized net
      of Period      Income      unrealized)  Activities          income)          gains)
------------------------------------------------------------------------------------------

Equity Portfolio (Commencement of Adviser Class Operations 1/16/98)
2004     $ 8.88    $  0.10+++        $  1.45     $  1.55           ($0.10)         $   --
2003       7.17       0.09+++           1.71        1.80            (0.09)             --
2002       9.71       0.05+++          (2.55)      (2.50)           (0.04)             --
2001      17.24       0.06+++          (4.78)      (4.72)           (0.06)          (2.75)
2000      19.79       0.01+++           3.53        3.54            (0.02)          (6.07)
------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Adviser Class Operations 1/31/97)
2004     $15.13     ($0.08)+++       $  3.07     $  2.99          $    --          $   --
2003      11.45      (0.08)+++          3.76        3.68               --              --
2002      14.59      (0.09)+++         (3.05)      (3.14)              --              --
2001      34.79      (0.10)           (16.24)     (16.34)              --           (3.86)
2000      25.59      (0.09)            13.56       13.47               --           (4.27)
------------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio (Commencement of Adviser Class Operations 7/17/98)
2004     $17.95    $  0.07+++        $  2.97     $  3.04           ($0.00)#        $   --
2003      13.44      (0.02)+++          4.53        4.51               --              --
2002      16.87      (0.05)+++         (3.38)      (3.43)              --              --
2001      25.02      (0.01)+++         (4.88)      (4.89)           (0.04)          (3.22)
2000      21.86       0.01+++           5.76        5.77            (0.04)          (2.57)
------------------------------------------------------------------------------------------
U.S. Small Cap Value Portfolio (Commencement of Adviser Class Operations 1/22/99)
2004     $18.16     ($0.02)+++       $  4.06     $  4.04          $    --          $   --
2003      14.01      (0.01)+++          4.18        4.17            (0.02)             --
2002      15.13       0.02+++          (1.11)      (1.09)           (0.00)#         (0.03)
2001      21.15       0.05+++          (4.34)      (4.29)           (0.03)          (1.70)
2000      18.62       0.04+++           4.02        4.06            (0.13)          (1.40)
------------------------------------------------------------------------------------------
Value Portfolio (Commencement of Adviser Class Operations 07/17/96)
2004     $13.62    $  0.23+++        $  2.79     $  3.02           ($0.22)         $   --
2003      10.63       0.16+++           2.99        3.15            (0.16)             --
2002      13.78       0.12+++          (3.14)      (3.02)           (0.13)             --
2001      12.83       0.15+++           0.94        1.09            (0.14)             --
2000      13.57       0.13+++           0.94        1.07            (0.15)          (1.66)
------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio (Commencement of Adviser Class Operations 11/07/96)
2004     $11.70    $  0.35+++        $  0.17     $  0.52           ($0.54)         $   --
2003      11.81       0.36+++           0.32        0.68            (0.64)          (0.15)
2002      11.83       0.52+++           0.15        0.67            (0.69)             --
2001      11.24       0.71              0.63        1.34            (0.75)             --
2000      11.26       0.75+++          (0.02)       0.73            (0.75)             --
------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio (Commencement of Adviser Class Operations 5/20/02)
2004     $11.53    $  0.32+++        $  0.14     $  0.46           ($0.43)         $   --
2003      11.57       0.32+++           0.22     $  0.54            (0.53)          (0.05)
2002      11.18       0.34+++           0.15        0.49            (0.10)             --
------------------------------------------------------------------------------------------

36

  Adviser Class Prospectus

  January 31, 2005

the Fund's Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and each Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.

                                        Net Assets    Ratio of    Ratio of
                    Net Asset               End of    Expenses  Net Income   Portfolio
        Total           Value    Total      Period  to Average  to Average    Turnover
Distributions   End of Period   Return (thousands) Net Assets+  Net Assets        Rate
----------------------------------------------------------------------------------------

       ($0.10)         $10.33  17.49%     $      5        0.91%       1.13%        113%
        (0.09)           8.88  25.35           683        0.88        1.10          59
        (0.04)           7.17 (25.83)          601        0.91        0.53          93
        (2.81)           9.71 (30.81)        1,063        0.86        0.48         160
        (6.09)          17.24  19.58         5,039        0.86        0.04         211
----------------------------------------------------------------------------------------
      $    --          $18.12  19.76%     $728,058        0.88%      (0.48)%       147%
           --           15.13  32.14       531,571        0.89       (0.62)        180
           --           11.45 (21.52)      386,206        0.90       (0.60)        221
        (3.86)          14.59 (50.91)      656,786        0.86       (0.50)        145
        (4.27)          34.79  56.24       979,694        0.87       (0.46)        169
----------------------------------------------------------------------------------------
       ($0.00)#        $20.99  16.95%     $ 55,340        1.15%       0.32%        146%
           --           17.95  33.56        84,733        1.13       (0.12)        138
           --           13.44 (20.33)       99,553        1.14       (0.30)        145
        (3.26)          16.87 (21.40)      105,479        1.11       (0.03)        176
        (2.61)          25.02  29.12        98,588        1.12        0.03         226
----------------------------------------------------------------------------------------
      $    --          $22.20  22.30%     $ 22,530        1.15%      (0.07)%       104%
        (0.02)          18.16  29.76        64,391        1.14       (0.04)        159
        (0.03)          14.01  (7.22)       51,964        1.14        0.10         118
        (1.73)          15.13 (21.46)       55,259        1.11        0.26         157
        (1.53)          21.15  22.83        47,708        1.11        0.18         193
----------------------------------------------------------------------------------------
       ($0.22)         $16.42  22.28%     $943,182        0.88%       1.50%         95%
        (0.16)          13.62  29.87       622,230        0.88        1.32          65
        (0.13)          10.63 (22.17)      534,668        0.89        0.84          42
        (0.14)          13.78   8.49       805,799        0.87        0.99          38
        (1.81)          12.83   9.31       301,497        0.86        1.05          50
----------------------------------------------------------------------------------------
       ($0.54)         $11.68   4.57%     $114,841        0.75%       3.04%        334%^
        (0.79)          11.70   5.99       211,260        0.75        3.14          92
        (0.69)          11.81   6.01       200,034        0.75        4.44         110
        (0.75)          11.83  12.43       176,849        0.73        6.20         111
        (0.75)          11.24   6.79       144,754        0.73        6.78          62
----------------------------------------------------------------------------------------
       ($0.43)         $11.56   4.10%     $  1,400        0.65%       2.79%        332%^
        (0.58)          11.53   4.87         1,581        0.66        2.81          81
        (0.10)          11.57   4.40**       1,714        0.66*       4.00*         93**
----------------------------------------------------------------------------------------

                                                                             37

                              Net Gains or
     Net Asset                      Losses                     Dividend   Capital Gain
         Value        Net    on Securities  Total from    Distributions  Distributions
     Beginning Investment    (realized and  Investment  (net investment  (realized net
     of Period     Income      unrealized)  Activities          income)         gains)
---------------------------------------------------------------------------------------

High Yield Portfolio (Commencement of Adviser Class Operations 1/31/97)
2004    $ 5.31      $0.40+++        $ 0.21      $ 0.61           $(0.32)        $   --
2003      4.40       0.42+++          0.78        1.20            (0.29)            --
2002      5.72       0.54+++         (1.15)      (0.61)           (0.71)            --
2001      7.85       0.72+++         (1.92)      (1.20)           (0.93)            --
2000      8.76       0.87+++         (0.88)      (0.01)           (0.90)            --
---------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio (Commencement of Adviser Class Operations 3/01/99)
2004    $11.22      $0.30+++        $ 0.14      $ 0.44           $(0.45)        $   --
2003     11.42       0.29+++          0.19        0.48            (0.48)         (0.20)
2002     11.10       0.41+++          0.43        0.84            (0.52)            --
2001     10.43       0.62+++          0.72        1.34            (0.67)            --
2000     10.53       0.68+++         (0.11)       0.57            (0.67)            --
---------------------------------------------------------------------------------------
Balanced Portfolio (Commencement of Adviser Class Operations 11/01/96)
2004    $10.13      $0.15+++        $ 0.78      $ 0.93           $(0.18)        $   --
2003      8.77       0.18+++          1.46        1.64            (0.28)            --
2002     10.57       0.22+++         (1.74)      (1.52)           (0.28)            --
2001     13.34       0.33+++         (2.09)      (1.76)           (0.34)         (0.67)
2000     13.80       0.41+++          1.44        1.85            (0.42)         (1.89)
---------------------------------------------------------------------------------------

Notes to the Financial Highlights
 *Annualized.
**Not annualized.
 +For the respective periods ended September 30, the Ratio of Expenses to
  Average Net Assets for the portfolios listed above excludes the effect of expense offsets.
If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as listed below for the respective periods.
^The Portfolio's turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio's current year turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case in past years. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.
+++Per share amounts for the year are based on average shares outstanding.
#Amount is less than $0.005 per share.

          -------------------------------------------------------------------------------------------------
                                        Ratio of Expenses to Average Net Assets including Expense Offsets :
          -------------------------------------------------------------------------------------------------
          Portfolio                      2000          2001          2002          2003         2004

          Equity                        0.86%         0.86%         0.91%        0.87%@        0.91%
          -------------------------------------------------------------------------------------------------
          Mid Cap Growth                0.86          0.85          0.89         0.88@         0.88
          -------------------------------------------------------------------------------------------------
          U.S. Mid Cap Value            1.10          1.10          1.14         1.12@         1.15
          -------------------------------------------------------------------------------------------------
          U.S. Small Cap Value          1.10          1.11          1.14         1.14@         1.15
          -------------------------------------------------------------------------------------------------
          Value                         0.85          0.86          0.89         0.87@         0.88
          -------------------------------------------------------------------------------------------------
          Core Plus Fixed Income        0.72          0.72          0.75         0.75          0.75
          -------------------------------------------------------------------------------------------------
          Investment Grade Fixed Income   --            --          0.66*        0.66          0.65
          -------------------------------------------------------------------------------------------------
          High Yield                    0.80          0.82          0.83         0.85@         0.86
          -------------------------------------------------------------------------------------------------
          U.S. Core Fixed Income        0.75          0.75          0.75         0.75@         0.75
          -------------------------------------------------------------------------------------------------
          Balanced                      0.82          0.83          0.84         0.85@         0.87
          -------------------------------------------------------------------------------------------------

*Annualized.
@In addition, includes the effect of refund of filing fees.
 ++For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Annual Portfolio Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the
   Ratio of Expenses to Average Net Assets including these waived and/or reimbursed amounts are listed below.

38

  Adviser Class Prospectus

  January 31, 2005

                                      Net Assets    Ratio of     Ratio of
                   Net Asset              End of    Expenses   Net Income  Portfolio
        Total          Value   Total      Period  to Average   to Average   Turnover
Distributions  End of Period  Return (thousands) Net Assets+   Net Assets       Rate
--------------------------------------------------------------------------------------

       $(0.32)        $ 5.60  11.86%     $17,923        0.86%        7.45%        89%
         (029)          5.31  28.54       13.936        0.86         8.80         97
        (0.71)          4.40 (12.24)      13,178        0.84         9.88         79
        (0.93)          5.72 (16.62)      95,483        0.83        11.03         67
        (0.90)          7.85  (0.42)      22,781        0.81        10.34         55
--------------------------------------------------------------------------------------
      $ (0.45)        $11.21   4.12%     $ 9,564        0.75%        2.69%       371%^
        (0.68)         11.22   4.28       10,585        0.75++       2.57        109
        (0.52)         11.42   7.85        9,054        0.75++       3.64         86
        (0.67)         11.10  13.29        4,635        0.75         5.72         86
        (0.67)         10.43   5.68        1,625        0.76++       6.61         51
--------------------------------------------------------------------------------------
      $ (0.18)        $10.88   9.27%     $57,322        0.87%        1.42%       208%^
        (0.28)         10.13  19.12       59,254        0.85         1.92         84
        (0.28)          8.77 (14.76)      51,761        0.84         2.12        133
        (1.01)         10.57 (13.79)      57,172        0.84         2.77        157
        (2.31)         13.34  14.46       33,928        0.83         3.04        162
--------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------
                                     Ratio of Expenses to Average Net Assets Before Expenses
                                     Waived/Reimbursed by Adviser:
              ------------------------------------------------------------------------------------
              Portfolio               2000          2001          2002          2003          2004

              U.S. Core Fixed Income 0.76%            --         0.78%         0.76%         0.77%
              ------------------------------------------------------------------------------------

                                                                             39

                      (This page intentionally left blank)

Where to find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional
Information ("SAI"), dated January 31, 2005, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this
Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the
Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the
Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's
Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room call 1-202-942-8090); (2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail:
you may request documents, upon payment of a duplicating fee, by writing to
Securities and Exchange Commission, Public Reference Section, Washington, D.C.
20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,
call 1-800-548-7786

Prices and Investment Results are available at www.morganstanley.com/im.

[LOGO] Morgan Stanley

  Institutional Class Prospectus

  January 31, 2005

[LOGO] Morgan Stanley

Morgan Stanley Institutional Fund Trust

           Equity Portfolios
           Equity Portfolio
           Mid Cap Growth Portfolio
           U.S. Mid Cap Value Portfolio
           U.S. Small Cap Value Portfolio
           Value Portfolio

           Fixed Income Portfolios
           Core Plus Fixed Income Portfolio
           Investment Grade Fixed Income Portfolio
           High Yield Portfolio
           Intermediate Duration Portfolio
           International Fixed Income Portfolio
           Limited Duration Portfolio
           Municipal Portfolio
           Targeted Duration Portfolio
           U.S. Core Fixed Income Portfolio

           Balanced Portfolio
           Balanced Portfolio
Shareholder Services:
1-800-548-7786
--------------------------------------------------------------------------------

Prices and Investment Results:
www.morganstanley.com/im
--------------------------------------------------------------------------------

Investment Adviser: Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 24 different investment portfolios, 15 of which are described in this prospectus. Morgan Stanley Investment Management Inc. (the "Adviser") is
the Fund's investment adviser. This prospectus offers Institutional Class
Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios")
described herein.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Institutional Class Prospectus

  January 31, 2005

                                                                    Page

       Equity Portfolios
       -----------------------------------------------------------------
       Equity                                                          1
       -----------------------------------------------------------------
       Mid Cap Growth                                                  3
       -----------------------------------------------------------------
       U.S. Mid Cap Value                                              5
       -----------------------------------------------------------------
       U.S. Small Cap Value*                                           7
       -----------------------------------------------------------------
       Value                                                           9
       -----------------------------------------------------------------

       Fixed Income Portfolios
       -----------------------------------------------------------------
       Core Plus Fixed Income                                         11
       -----------------------------------------------------------------
       Investment Grade Fixed Income                                  13
       -----------------------------------------------------------------
       High Yield                                                     15
       -----------------------------------------------------------------
       Intermediate Duration                                          17
       -----------------------------------------------------------------
       International Fixed Income                                     19
       -----------------------------------------------------------------
       Limited Duration                                               21
       -----------------------------------------------------------------
       Municipal                                                      23
       -----------------------------------------------------------------
       Targeted Duration**                                            25
       -----------------------------------------------------------------
       U.S. Core Fixed Income                                         27
       -----------------------------------------------------------------

       Balanced Portfolio
       -----------------------------------------------------------------
       Balanced                                                       29
       -----------------------------------------------------------------

       Fees and Expenses of the Portfolios                            31
       -----------------------------------------------------------------
       Investment Strategies and Related Risks                        33
       -----------------------------------------------------------------
       Portfolio Holdings                                             37
       -----------------------------------------------------------------
       Purchasing Shares                                              38
       -----------------------------------------------------------------
       Redeeming Shares                                               39
       -----------------------------------------------------------------
       Frequent Purchases and Redemptions of Shares                   40
       -----------------------------------------------------------------
       General Shareholder Information                                41
       -----------------------------------------------------------------
       Fund Management                                                44
       -----------------------------------------------------------------
       Financial Highlights                                           50
       -----------------------------------------------------------------

* Not currently open to new investors
** Not operational

  Institutional Class Prospectus

  January 31, 2005

Equity Portfolio

Objective
The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $1 billion. The Portfolio may invest, to a limited extent, in stocks of smaller companies. The Portfolio may invest up to 25% of its total assets in foreign equity securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national exchange.

Process
The Adviser seeks attractively valued companies experiencing a change that the
Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

                                                                              1

Equity Portfolio (Cont'd)

Foreign securities may involve greater risks than those issued by U.S.
companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Equity Portfolio
Commenced operations on November 14, 1984

 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
33.02%  20.59%  25.84%  19.67%  28.80%  -9.29%  -17.03% -26.31%  32.38%  14.52%

High Quarter      12/31/98      21.34%
--------------------------------------
Low Quarter        9/30/02     -17.84%

Average Annual Total Returns
(as of 12/31/04)

                                                                       Since
                                         Past       Past      Past Inception
                                     One Year Five Years Ten Years  11/14/84
    ------------------------------------------------------------------------

    Equity Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                14.52%     -3.41%    10.09%    12.27%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                  14.28%     -4.70%     6.11%     9.00%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of
     Fund Shares/1/                     9.72%     -3.45%     6.98%     9.31%
    ------------------------------------------------------------------------
    Russell 1000 Value Index
     (reflects no deduction for
     fees, expenses or taxes)/2/       16.49%      5.27%    13.83%    13.92%
    ------------------------------------------------------------------------
    S&P 500 Index (reflects no
     deduction for fees,
     expenses or taxes)/3/             10.88%     -2.30%    12.07%    13.21%
    ------------------------------------------------------------------------
    Lipper Large Cap-Core Funds
     Index (reflects no deduction
     for fees, expenses or taxes)/4/    8.29%     -2.98%    10.26%    11.66%
    ------------------------------------------------------------------------
    Lipper Large Cap-Value Funds
     Index (reflects no deduction
     for fees, expenses or taxes)/5/   12.00%      1.42%    11.29%    12.51%
    ------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Based on the Portfolio's asset composition and investment strategy, the Adviser believes the Russell 1000 Value Index is a more appropriate benchmark for the Portfolio.

/3/The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

/4/The Lipper Large Cap-Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
   Large Cap-Core Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index.

/5/The Lipper Large Cap-Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
   Large Cap-Value Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Large Cap-Value Funds classification.

2

  Institutional Class Prospectus

  January 31, 2005

Mid Cap Growth Portfolio

Objective
The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach
The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than
$35 billion.

Process
The Adviser's process follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the
Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Portfolio may invest up to 10% of its assets in real estate investment trusts ("REITs"). The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

                                                                             3

Mid Cap Growth Portfolio (Cont'd)

Foreign securities may involve greater risks than those issued by U.S.
companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in
REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the
Portfolio on its investment in such company.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                [CHART]

Mid Cap Growth Portfolio
Commenced operations on March 30, 1990

 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
36.25%  18.79%  33.13%  37.36%  68.18%  -7.34% -29.61%  -30.77%  42.47%  22.02%

High Quarter      12/31/99      39.27%
--------------------------------------
Low Quarter        9/30/01     -27.63%

Average Annual Total Returns
(as of 12/31/04)

                                                                     Since
                                       Past       Past      Past Inception
                                   One Year Five Years Ten Years   3/30/90
      --------------------------------------------------------------------

      Mid Cap Growth Portfolio
      --------------------------------------------------------------------
      Return before Taxes            22.02%     -4.73%    14.60%    15.00%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions/1/              22.02%     -5.72%    11.50%    12.16%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions and Sale of
       Fund Shares/1/                14.31%     -4.48%    11.22%    11.88%
      --------------------------------------------------------------------
      Russell Midcap Growth Index
       (reflects no deduction for
       fees, expenses or taxes)/2/   15.48%     -3.36%    11.23%    11.46%
      --------------------------------------------------------------------
      Lipper Mid-Cap Growth Funds
       Index (reflects no
       deduction for fees,
       expenses or taxes)/3/         14.03%     -6.07%     9.68%    10.84%
      --------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1, 5, and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

/3/The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
   Mid-Cap Growth Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the
   Lipper Mid-Cap Growth Funds classification.

4

  Institutional Class Prospectus

  January 31, 2005

U.S. Mid Cap Value Portfolio

Objective
The U.S. Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies traded on a U.S.
securities exchange with capitalizations generally in the range of companies included in the Russell Midcap Value Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser seeks attractively valued companies experiencing a change that the
Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of companies traded on a U.S. securities exchange with capitalizations within the range of companies included in the Russell
Midcap Value Index. This policy may be changed without shareholder approval;
however, you would be notified in writing of any changes. As of December 31,
2004, these market capitalizations range between $631 million and $33.842 billion. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. This percentage limitation however, does not apply to securities of foreign companies that are listed in the United States on a national exchange. The Portfolio may invest up to 10% of its assets in REITs.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under-
or over-valued may not be accurate or may not be realized. At times, the
Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Foreign securities may involve greater risks than those issued by U.S.
companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

                                                                             5

U.S. Mid Cap Value Portfolio (Cont'd)

REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in
REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the
Portfolio on its investment in such company.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

U.S. Mid Cap Value Portfolio
Commenced operations on December 30, 1994

 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
32.71%  40.77%  39.59%  16.05%  19.82%  11.94%  -3.38%  -28.56%  41.91%  14.60%

High Quarter       6/30/03      23.09%
--------------------------------------
Low Quarter        9/30/01     -20.57%

Average Annual Total Returns
(as of 12/31/04)

                                                                     Since
                                       Past       Past      Past Inception
                                   One Year Five Years Ten Years  12/30/94
      --------------------------------------------------------------------

      U.S. Mid Cap Value Portfolio
      --------------------------------------------------------------------
      Return before Taxes            14.60%      4.68%    16.38%    16.37%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions/1/              14.54%      3.45%    13.56%    13.56%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions and Sale of
       Fund Shares/1/                 9.58%      3.23%    12.76%    12.75%
      --------------------------------------------------------------------
      Russell Midcap Value Index
       (reflects no deduction for
       fees, expenses or taxes)/2/   23.71%     13.48%    15.72%    15.72%
      --------------------------------------------------------------------
      Lipper Mid-Cap Core Funds
       Index (reflects no
       deduction for fees,
       expenses or taxes)/3/         15.44%      5.65%    12.63%    12.63%
      --------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The Russell Midcap Value Index measures the performance of those Russell
   Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

/3/The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap
   Core Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the
   Lipper Mid-Cap Core Funds classification.

6

  Institutional Class Prospectus

  January 31, 2005

U.S. Small Cap Value Portfolio

The Fund has suspended offering shares of the U.S. Small Cap Value Portfolio to new investors, except as follows. The Fund will continue to offer shares of the
Portfolio (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of the Portfolio in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the
Portfolio are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and its affiliates and their employees, and (7) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer shares of the Portfolio to existing shareholders and may recommence offering shares of the Portfolio to other new investors in the future. Any such offerings of the Portfolio may be limited in amount and may commence and terminate without any prior notice.

Objective
The U.S. Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies traded on a U.S.
securities exchange with capitalizations generally in the range of companies included in the Russell 2000 Value Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser analyzes securities to identify stocks that are believed to be undervalued relative to the market place or similar companies. Sector weightings normally are kept within 10% of those of the Russell 2000 Value
Index. For example, if the energy sector represents 15% of the Russell 2000
Value Index, then, as a general matter, the energy sector would represent between 5 to 25% of total Portfolio assets. There are currently more than a dozen sectors represented in the Russell 2000 Value Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuation relative to other investment opportunities or the market place and deteriorating fundamentals.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies traded on a U.S. securities exchange. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Portfolio may invest up to 10% of its assets in
REITs. The Adviser may invest up to 5% of the Portfolio's assets in securities of foreign issuers including emerging markets.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

                                                                             7

U.S. Small Cap Value Portfolio (Cont'd)

Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the
Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in
REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the
Portfolio on its investment in such company.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

U.S. Small Cap Value Portfolio
Commenced operations on July 1, 1986

 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
21.04%  35.15%  30.63%  -1.42%  26.02%   3.48%  -6.80%  -15.15%  38.77%  20.08%

High Quarter       6/30/03      19.99%
--------------------------------------
Low Quarter        9/30/01     -19.53%

Average Annual Total Returns
(as of 12/31/04)

                                                                       Since
                                         Past       Past      Past Inception
                                     One Year Five Years Ten Years    7/1/86
    ------------------------------------------------------------------------

    U.S. Small Cap Value Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                20.08%      6.40%    13.73%    12.00%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                  18.55%      5.36%    10.72%     9.62%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of
     Fund Shares/1/                    15.05%      5.00%    10.27%     9.28%
    ------------------------------------------------------------------------
    Russell 2000 Value Index
     (reflects no deduction for
     fees, expenses or taxes)/2/       22.25%     17.23%    15.17%    12.53%
    ------------------------------------------------------------------------
    Lipper Small-Cap Core Funds
     Index (reflects no deduction
     for fees, expenses or taxes)/3/   18.37%      9.06%    12.99%       --%
    ------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

/3/The Lipper Small-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
   Small-Cap Core Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the
   Lipper Small-Cap Core Funds classification.

8

  Institutional Class Prospectus

  January 31, 2005

Value Portfolio

Objective
The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing, seeking well established companies that appear undervalued and currently are not being recognized within the market place. The
Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

Process
The Adviser begins with a universe of companies that have attributes that may qualify them as value companies. The Adviser then screens these companies for liquidity and then relative value using an appropriate valuation measure for each sector or industry. The Adviser evaluates the companies relative to competitive and market conditions within each industry. The Adviser then conducts a fundamental analysis of each company to identify those companies believed to be attractively valued relative to other companies within the industry. In determining whether securities should be sold, the Adviser considers fair valuations and deteriorating fundamentals.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller

                                                                             9

Value Portfolio (Cont'd)

companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Foreign securities may involve greater risks than those issued by U.S.
companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                             [CHART]

Value Portfolio
Commenced operations on November 5, 1984

 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
38.75%  27.63%  23.38%  -2.88%  -2.07%  23.39%   4.60%  -22.68%  34.80%  17.90%

High Quarter       3/30/03      22.62%
--------------------------------------
Low Quarter        9/30/02     -23.25%

Average Annual Total Returns
(as of 12/31/04)

                                                                     Since
                                       Past       Past      Past Inception
                                   One Year Five Years Ten Years   11/5/84
      --------------------------------------------------------------------

      Value Portfolio
      --------------------------------------------------------------------
      Return before Taxes            17.90%      9.67%    12.67%    13.71%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions/1/              17.61%      9.22%    10.50%    10.48%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions and Sale of
       Fund Shares/1/                11.99%      8.16%     9.98%    10.22%
      --------------------------------------------------------------------
      S&P 500 Index (reflects no
       deduction for fees,
       expenses or taxes)/2/         10.88%     -2.30%    12.07%    13.11%
      --------------------------------------------------------------------
      Lipper Multi-Cap Value Funds
       Index (reflecting no
       deduction for fees,
       expenses or taxes)/3/         14.91%      6.90%    12.23%    12.43%
      --------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

/3/The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
   Multi-Cap Value Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Multi-Cap Value Funds classification.

10

  Institutional Class Prospectus

  January 31, 2005

Core Plus Fixed Income Portfolio

Objective
The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Portfolio may also invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis
("TBAs"). The Adviser may invest in asset- backed securities and may use futures, options, forwards, collateralized mortgage obligations ("CMOs"), swaps and other derivatives in managing the Portfolio.

Up to 10% of the Portfolio's net assets may be invested in targeted return index securities ("TRAINs") or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser employs a value approach toward fixed income investing. The
Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

                                                                             11

Core Plus Fixed Income Portfolio (Cont'd)

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Foreign fixed income securities may involve greater risks than those issued by
U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Core Plus Fixed Income Portfolio
Commenced operations on November 14, 1984

 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
19.03%   7.36%   9.61%   6.91%  -0.61%  10.83%  10.35%   6.63%    5.65%   4.62%

High Quarter       6/30/95       5.64%
--------------------------------------
Low Quarter        3/31/94      -3.13%

Average Annual Total Returns
(as of 12/31/04)

                                                                  Since
                                    Past       Past      Past Inception
                                One Year Five Years Ten Years  11/14/84
        ---------------------------------------------------------------

        Core Plus Fixed Income
         Portfolio
        ---------------------------------------------------------------
        Return before Taxes        4.62%      7.59%     7.93%     9.29%
        ---------------------------------------------------------------
        Return after Taxes on
         Distributions/1/          2.93%      5.13%     5.17%     6.07%
        ---------------------------------------------------------------
        Return after Taxes on
         Distributions and
         Sale of Fund Shares/1/    2.98%      4.98%     5.08%     6.03%
        ---------------------------------------------------------------
        Citigroup U.S. Broad
         Investment Grade
         Bond Index (reflects
         no deduction for
         fees, expenses or
         taxes)/2/                 4.47%      7.73%     7.74%     8.95%
        ---------------------------------------------------------------
        Lipper BBB Rated
         Corporate Debt
         Funds Index (reflects
         no deduction for
         fees, expenses or
         taxes)/3/                 5.30%      7.50%     7.59%     8.61%
        ---------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.
/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
/2/The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury,
   U.S. agency, mortgage pass-through, asset-backed, supranational, corporate,
   Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.
/3/The Lipper BBB Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper BBB Rated Corporate Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this
   Prospectus, the Portfolio is in the Lipper BBB Rated Corporate Debt Funds
   classification.

12

  Institutional Class Prospectus

  January 31, 2005

Investment Grade Fixed Income Portfolio

Objective
The Investment Grade Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar-denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The
Portfolio invests exclusively in securities that carry an investment grade rating at the time of purchase, and may invest opportunistically in non-dollar-denominated securities. The Portfolio may invest over 50% of its assets in mortgage securities. The Portfolio may invest in TBAs. The Adviser may invest in asset- backed securities and may use futures, options, forwards,
CMOs, swaps and other derivatives in managing the Portfolio.

Up to 10% of the Portfolio's net assets may be invested in TRAINs or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser employs a value approach toward fixed income investing. The
Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar-denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in investment grade fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between U.S. Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their

                                                                             13

Investment Grade Fixed Income Portfolio (Cont'd)

mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates.
Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities. Investments in TBAs may give rise to a form of leverage.
Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Foreign fixed income securities may involve greater risks than those issued by
U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Investment Grade Fixed Income Portfolio
Commenced operations on August 31, 1990

 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
18.67%   5.53%   9.29%   7.54%  -1.20%  10.51%  11.04%   7.68%    4.50%   4.54%

High Quarter       6/30/95       5.67%
--------------------------------------
Low Quarter        3/31/94      -2.73%

Average Annual Total Returns
(as of 12/31/04)

                                                                        Since
                                          Past       Past      Past Inception
                                      One Year Five Years Ten Years   8/31/90
  ---------------------------------------------------------------------------

  Investment Grade Fixed Income
   Portfolio
  ---------------------------------------------------------------------------
  Return before Taxes                    4.54%      7.62%     7.70%     8.21%
  ---------------------------------------------------------------------------
  Return after Taxes on
   Distributions/1/                      2.59%      5.35%     5.12%     5.46%
  ---------------------------------------------------------------------------
  Return after Taxes on Distributions
   and Sale of Fund Shares/1/            2.93%      5.13%     5.00%     5.39%
  ---------------------------------------------------------------------------
  Citigroup U.S. Broad Investment
   Grade Bond Index (reflects no
   deduction for fees, expenses or
   taxes)/2/                             4.47%      7.73%     7.74%     7.90%
  ---------------------------------------------------------------------------
  Lipper A-Rated Corporate Debt
   Funds Index (reflects no
   deduction for fees, expenses
   or taxes)/3/                          4.51%      7.22%     7.23%     7.59%
  ---------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

/2/The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury,
   U.S. agency, mortgage pass-through, asset-backed, supranational, corporate,
   Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

/3/The Lipper A-Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper A-Rated Corporate Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this
   Prospectus, the Portfolio is in the Lipper A-Rated Corporate Debt Funds
   classification.

14

  Institutional Class Prospectus

  January 31, 2005

High Yield Portfolio

Objective
The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps and other derivatives in managing the
Portfolio.

Up to 10% of the Portfolio's net assets may be invested in TRAINs or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in high yield securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

                                                                             15

High Yield Portfolio (Cont'd)

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by
U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

High Yield Portfolio
Commenced operations on February 28, 1989

 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
23.94%  15.29%  15.98%   3.16%   7.79%  -10.52% -5.81%  -11.23%  27.89%   9.87%

High Quarter       6/30/95      10.60%
--------------------------------------
Low Quarter        9/30/01      -9.14%

Average Annual Total Returns
(as of 12/31/04)

                                                                       Since
                                         Past       Past      Past Inception
                                     One Year Five Years Ten Years   2/28/89
    ------------------------------------------------------------------------

    High Yield Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                 9.87%      1.01%     6.84%     7.66%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                   7.02%     -2.74%     2.76%     3.50%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of
     Fund Shares/1/                     6.35%     -1.50%     3.32%     3.98%
    ------------------------------------------------------------------------
    CS First Boston High Yield
     Index (reflects no deduction
     for fees, expenses or taxes)/2/   11.96%      8.17%     8.62%     9.39%
    ------------------------------------------------------------------------
    Lipper High Current Yield Funds
     Index (reflects no deduction
     for fees, expenses or taxes)/3/   10.34%      3.99%     6.69%     7.40%
    ------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The CS First Boston High Yield Index is an unmanaged index comprised of high yield corporate bonds.

/3/The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
   High Current Yield Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper High Current Yield Funds classification.

16

  Institutional Class Prospectus

  January 31, 2005

Intermediate Duration Portfolio

Objective
The Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of U.S. government securities, investment grade corporate bonds and mortgage securities. The
Portfolio also may invest, to a limited extent, in non-dollar-denominated securities. The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration between two and five years although there is no minimum or maximum maturity for any individual security.
The Portfolio may invest over 50% of its assets in mortgage securities. The
Portfolio may invest in TBAs. The Adviser may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps and other derivatives to manage the Portfolio.

Up to 10% of the Portfolio's net assets may be invested in TRAINs or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser employs a value approach toward fixed income investing. The
Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar-denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's

                                                                             17

Intermediate Duration Portfolio (Cont'd)

return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Foreign fixed income securities may involve greater risks than those issued by
U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Intermediate Duration Portfolio
Commenced operations on October 3, 1994

 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
15.38%   5.94%   8.07%   7.03%   0.86%   9.07%   9.98%   8.60%    3.43%   3.19%

High Quarter       3/31/95       4.80%
--------------------------------------
Low Quarter        6/30/04      -1.52%

Average Annual Total Returns
(as of 12/31/04)

                                                                       Since
                                         Past       Past      Past Inception
                                     One Year Five Years Ten Years   10/3/94
    ------------------------------------------------------------------------

    Intermediate Duration Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                 3.19%      6.81%     7.09%     6.86%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                   1.79%      4.69%     4.51%     4.28%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of
     Fund Shares/1/                     2.10%      4.52%     4.45%     4.25%
    ------------------------------------------------------------------------
    Lehman Intermediate
     Government/Credit Index
     (reflects no deduction for
     fees, expenses or taxes)/2/        3.04%      7.21%     7.16%     6.98%
    ------------------------------------------------------------------------
    Lipper Short-Intermediate
     Investment-Grade Debt Funds
     Index (reflects no deduction
     for fees, expenses or taxes)/3/    2.64%      6.02%     6.21%     6.06%
    ------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

/2/The Lehman Intermediate Government/Credit Index is a fixed income market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher publicly-traded fixed-rate U.S. government U.S. agency, and corporate issues with remaining maturities of at least one year and not longer than ten years. To be included in the index, bonds must have an outstanding par value of at least $250 million. Non-dollar denominated and convertible bonds are excluded from the Index.

/3/The Lipper Short-Intermediate Investment-Grade Debt Funds Index is an
   equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short-Intermediate Investment-Grade Debt Funds
   classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper
   Short-Intermediate Investment-Grade Debt Funds classification.

18

  Institutional Class Prospectus

  January 31, 2005

International Fixed Income Portfolio

Objective
The International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, high yield securities (commonly referred to as "junk bonds") and securities of issuers located in emerging markets. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio's sub-adviser,
Morgan Stanley Investment Management Limited (the "Sub-Adviser"), may use
futures, options, forwards, CMOs, swaps and other derivatives in managing the
Portfolio.

Process
The Sub-Adviser employs a value approach toward fixed income investing. The
Sub-Adviser's research teams evaluate the relative attractiveness of foreign government, corporate, asset-backed and mortgage securities (including CMOs).
The Sub-Adviser relies upon value measures, particularly the relative attractiveness of securities issued by foreign governments, against those of corporations and other private entities. The Sub-Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Sub-Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio.
The Sub-Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of issuers outside the U.S. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Foreign fixed income securities may involve greater risks than those issued by
U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Substantially all of the Portfolio's investments will be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates.

                                                                             19

International Fixed Income Portfolio (Cont'd)

Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

The Portfolio is non-diversified which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

International Fixed Income Portfolio
Commenced operations on April 29, 1994

 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
19.64%   6.20%  -3.97%  17.74%  -7.39%  -2.37%  -4.54%  22.13%   20.56%  11.67%

High Quarter       6/30/02      14.39%
--------------------------------------
Low Quarter        3/31/97      -5.74%

Average Annual Total Returns
(as of 12/31/04)

                                                                   Since
                                     Past       Past      Past Inception
                                 One Year Five Years Ten Years   4/29/94
        ----------------------------------------------------------------

        International Fixed
         Income Portfolio
        ----------------------------------------------------------------
        Return before Taxes        11.67%      8.91%     7.38%     7.02%
        ----------------------------------------------------------------
        Return after Taxes on
         Distributions/1/           9.51%      7.28%     5.34%     4.99%
        ----------------------------------------------------------------
        Return after Taxes on
         Distributions and Sale
         of Fund Shares/1/          7.59%      6.73%     5.11%     4.80%
        ----------------------------------------------------------------
        Citigroup World
         Government Bond
         Ex-U.S. Index (reflects
         no deduction for fees,
         expenses or taxes)/2/      10.8%      8.51%     7.20%     7.05%
        ----------------------------------------------------------------
        Lipper International
         Income Funds Index
         (reflects no deduction
         for fees, expenses or
         taxes)/3/                 12.88%      9.79%     8.60%     3.21%
        ----------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

/2/The Citigroup World Government Bond Ex-U.S. Index is a market-capitalization weighted benchmark that tracks the performance of the 20 government bonds markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France,
   Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland,
   Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Issuers must carry an investment grade (BBB-/Baa3) or higher credit rating to remain eligible for inclusion.

/3/The Lipper International Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Income Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the
   Portfolio is in the Lipper International Income Funds classification.

20

  Institutional Class Prospectus

  January 31, 2005

Limited Duration Portfolio

Objective
The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in U.S. government securities, investment grade corporate bonds and mortgage securities. The Portfolio seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The
Portfolio will ordinarily seek to maintain an average duration similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and three years, although there is no minimum or maximum for any individual security. The Adviser may invest in asset- backed securities and may use futures, options, forwards, CMOs, swaps and other derivatives to manage the
Portfolio.

Up to 10% of the Portfolio's net assets may be invested in TRAINs or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

                                                                             21

Limited Duration Portfolio (Cont'd)

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Limited Duration Portfolio
Commenced operations on March 31, 1992

 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
10.37%   5.27%   6.25%   5.63%   3.77%   7.93%   8.59%   5.12%    2.17%   1.14%

High Quarter       3/31/95       3.23%
--------------------------------------
Low Quarter        3/31/94      -0.95%

Average Annual Total Returns
(as of 12/31/04)

                                                                       Since
                                         Past       Past      Past Inception
                                     One Year Five Years Ten Years   3/31/92
    ------------------------------------------------------------------------

    Limited Duration Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                 1.14%      4.95%     5.59%     5.36%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                   0.13%      3.28%     3.59%     3.40%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of
     Fund Shares/1/                     0.73%      3.20%     3.53%     3.37%
    ------------------------------------------------------------------------
    Citigroup 1-3 Year Treasury/
     Government Sponsored
     Index (reflects no deduction
     for fees, expenses or taxes)/2/    1.06%      5.14%     5.81%     5.49%
    ------------------------------------------------------------------------
    Lipper Short Investment-Grade
     Debt Funds Index (reflects
     no deduction for fees,
     expenses or taxes)/3/              1.61%      4.64%     5.38%     5.21%
    ------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should be considered an investment.
/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
/2/The Citigroup 1-3 Year Treasury/Government Sponsored Index is a fixed income market-value weighted index that includes all U.S. Treasury and U.S. agency securities with remaining maturities of at least one year and not longer than three years.
/3/The Lipper Short Investment-Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment-Grade Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this
   Prospectus, the Portfolio is in the Lipper Short Investment-Grade Debt Funds
   classification.

22

  Institutional Class Prospectus

  January 31, 2005

Municipal Portfolio

Objective
The Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax.

Approach
The Portfolio invests primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Portfolio may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. The Portfolio may invest in high yield municipal securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity of between five and ten years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, options, forwards, CMOs, swaps and other derivatives in managing the Portfolio.

Up to 10% of the Portfolio's net assets may be invested in TRAINs or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser will vary the Portfolio's average duration and maturity and the amount invested in particular types of securities based on the risks and rewards offered by different investments. The Adviser analyzes the credit risk, prepayment risk and call risk posed by specific securities considered for investment. The
Adviser may sell securities when it believes that expected after-tax risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the total income of the Portfolio will be exempt from federal income tax. This policy is fundamental and may only be changed by a vote of the Portfolio's shareholders.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Municipal obligations may be general obligations or revenue bonds. Revenue bonds are payable solely from the revenues derived from a specified revenue source. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations.

                                                                             23

Municipal Portfolio (Cont'd)

The Portfolio may invest in municipal lease obligations. Certain lease obligations may contain non-appropriation clauses pursuant to which the municipality has no continuing obligation to make payments unless money is specifically appropriated annually or on some other periodic basis by the legislature.

Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Portfolio to reinvest the proceeds at a lower rate of interest.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Municipal Portfolio
Commenced operations on October 1, 1992

 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
19.98%   5.60%   8.68%   5.82%  -1.00%  11.18%   6.37%   7.90%   5.60%   2.87%

High Quarter   3/31/95    8.94%
-------------------------------
Low Quarter    3/31/94   -7.34%

Average Annual Total Returns
(as of 12/31/04)

                                                                       Since
                                         Past       Past      Past Inception
                                     One Year Five Years Ten Years   10/1/92
    ------------------------------------------------------------------------

    Municipal Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                 2.87%      6.75%     7.17%     6.56%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                   2.87%      6.62%     7.00%     6.38%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of
     Fund Shares/1/                     2.84%      6.28%     6.73%     6.17%
    ------------------------------------------------------------------------
    Lehman 5-Year Municipal Index
     (reflects no deduction for
     fees, expenses or taxes)/2/        2.72%      5.98%     5.84%     5.48%
    ------------------------------------------------------------------------
    Lehman 10-Year Municipal
     Index (reflects no deduction
     for fees, expenses or taxes)/3/    4.16%      7.05%     7.08%     6.54%
    ------------------------------------------------------------------------
    Blended Municipal Index
     (reflects no deduction for
     fees, expenses or taxes)/4/        3.44%      6.52%     7.02%     6.26%
    ------------------------------------------------------------------------
    Lipper Intermediate Municipal
     Debt Funds Index (reflects no
     deduction for fees, expenses
     or taxes)/5/                       2.85%      5.78%     5.69%     5.26%
    ------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

/2/The Lehman 5-Year Municipal Index is a market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher municipal bonds with maturities of four to six years. To be included in the index, bonds must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the Index.

/3/The Lehman 10-Year Municipal Index is market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher municipal bonds with maturities of eight to twelve years. To be included in the index, bonds must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the Index.

/4/The Blended Municipal Index is an unmanaged index comprised of the Lehman
   Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman 10-Year
   Municipal Index and 50% Lehman 5-Year Municipal Index thereafter.
The Blended Municipal Index is an unmanaged index comprised of the Lehman Long
Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman 10 Year Municipal Index
and 50% Lehman 5 Year Municipal Index thereafter.
/5/The Lipper Intermediate Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Municipal Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this
   Prospectus, the Portfolio is in the Lipper Intermediate Municipal Debt Funds
   classification.

24

  Institutional Class Prospectus

  January 31, 2005

Targeted Duration Portfolio (Not operational)

Objective
The Targeted Duration Portfolio seeks above-average total return consistent with reasonable risk.

Approach
The Portfolio seeks value in the fixed income market without significant sensitivity to changes in interest rates. The Portfolio invests primarily in
U.S. government securities, investment grade and high yield corporate bonds
(commonly referred to as "junk bonds") and mortgage securities and, to a limited extent, non-dollar-denominated securities, regardless of maturity. The average duration the Portfolio will ordinarily seek to maintain is generally similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and three years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may invest in asset-backed securities and may use futures, forwards, CMOs, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by
U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those

                                                                             25

Targeted Duration Portfolio (Not operational) (Cont'd)

markets and their issuers, but may not affect the U.S. market or similar U.S.
issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Performance Information
No performance information is provided because the Targeted Duration Portfolio has not been in operation for a full year. Performance information will be provided once the Portfolio has completed a full year of operation.

26

  Institutional Class Prospectus

  January 31, 2005

U.S. Core Fixed Income Portfolio

Objective
The U.S. Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar-denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The
Portfolio invests exclusively in securities issued by U.S.-based entities that carry an investment grade rating at the time of purchase. The Portfolio may invest over 50% of its assets in mortgage securities. The Portfolio may invest in TBAs. The Adviser may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps and other derivatives in managing the Portfolio.

Up to 10% of the Portfolio's net assets may be invested in TRAINs or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser employs a value approach toward fixed income investing. The
Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The
Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of U.S. issuers. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

                                                                             27

U.S. Core Fixed Income Portfolio (Cont'd)

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

U.S. Core Fixed Income Portfolio
Commenced operations on September 29, 1987

 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
18.85%   3.89%   9.62%   7.23%  -1.64%  10.50%  10.58%   8.07%    4.08%   4.59%

High Quarter       6/30/95       6.05%
--------------------------------------
Low Quarter        3/31/94      -2.07%

Average Annual Total Returns
(as of 12/31/04)

                                                                      Since
                                        Past       Past      Past Inception
                                    One Year Five Years Ten Years   9/29/87
    -----------------------------------------------------------------------

    U.S. Core Fixed Income
     Portfolio
    -----------------------------------------------------------------------
    Return before Taxes                4.59%      7.53%     7.45%     8.45%
    -----------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                  2.48%      5.20%     5.03%     5.63%
    -----------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of
     Fund Shares/1/                    2.96%      5.02%     4.90%     5.59%
    -----------------------------------------------------------------------
    Citigroup U.S. Broad Investment
     Grade Bond Index (reflects no
     deduction for fees, expenses
     or taxes)/2/                      4.47%      7.73%     7.74%     8.35%
    -----------------------------------------------------------------------
    Lipper A-Rated Corporate Debt
     Funds Index (reflects no
     deduction for fees, expenses
     or taxes)/3/                      4.51%      7.22%     7.23%     7.97%
    -----------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

/2/The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury,
   U.S. agency, mortgage pass-through, asset-backed, supranational, corporate,
   Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

/3/The Lipper A-Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper A-Rated Corporate Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this
   Prospectus, the Portfolio is in the Lipper A-Rated Corporate Debt Funds
   classification.

28

  Institutional Class Prospectus

  January 31, 2005

Balanced Portfolio

Objective
The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests in a mix of equity and fixed income securities. The
Portfolio normally invests 45 to 75% of its assets in equity securities and 25 to 55% of its assets in fixed income securities. The Portfolio may invest up to
25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest up to 10% of its assets in REITs. The
Adviser may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps and other derivatives in managing the Portfolio.

Up to 10% of the Portfolio's net assets may be invested in TRAINs or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's potential investment universe.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S.
companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others.
There is a risk that the Portfolio could invest too much or too little in particular asset

                                                                             29

Balanced Portfolio (Cont'd)

classes, which could adversely affect the Portfolio's overall performance.

REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in
REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the
Portfolio on its investment in such company.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Balanced Portfolio
Commenced operations on December 31, 1992

 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
27.34%  15.37%  19.61%  15.40%  16.29%  -0.72%  -5.37%  -13.29%  20.40%   8.55%

High Quarter      12/31/98      12.06%
--------------------------------------
Low Quarter        9/30/02     -11.37%

Average Annual Total Returns
(as of 12/31/04)

                                                                     Since
                                       Past       Past      Past Inception
                                   One Year Five Years Ten Years  12/31/92
     ---------------------------------------------------------------------

     Balanced Portfolio
     ---------------------------------------------------------------------
     Return before Taxes              8.55%      1.26%     9.64%     8.69%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions/1/                7.88%     -0.10%     6.79%     6.01%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions and Sale of
      Fund Shares/1/                  5.77%     -0.27%     6.81%     6.04%
     ---------------------------------------------------------------------
     S&P 500 Index (reflects no
      deduction for fees,
      expenses or taxes)/2/          10.88%     -2.30%    12.07%    10.97%
     ---------------------------------------------------------------------
     Citigroup U.S. Broad
      Investment Grade Bond
      Index (reflects no deduction
      for fees, expenses or
      taxes)/3/                       4.47%      7.73%     7.74%     6.99%
     ---------------------------------------------------------------------
     60/40 Blended Index (reflects
      no deduction for fees,
      expenses or taxes)/4/           8.41%      2.16%    10.80%     9.77%
     ---------------------------------------------------------------------
     Lipper Balanced Funds Index
      (reflects no deduction for
      fees, expenses or taxes)/5/     8.99%      2.95%     9.53%     8.65%
     ---------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past
1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.
/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.
/2/The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
/3/The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury,
   U.S. agency, mortgage pass-through, asset-backed, supranational, corporate,
   Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.
/4/The 60/40 Blended Index is comprised of 60% S&P 500 Index and 40% Citigroup
   U.S. Broad Investment Grade Bond Index.
/5/The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Balanced
   Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this
   Index. As of the date of this Prospectus, the Portfolio is in the Lipper
   Balanced Funds classification.

30

  Institutional Class Prospectus

  January 31, 2005

Fees and Expenses of the Portfolios

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

This table describes the fees and expenses that you may pay if you buy and hold shares of each Portfolio.

Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2004
(expenses that are deducted from Portfolio assets)

                                               Distribution                    Total Annual
                              Management     and/or Service    Other    Portfolio Operating
Portfolio                           Fees       (12b-1) Fees Expenses               Expenses

Equity                             0.490%/1/           None     0.16%                  0.65%/1/
-----------------------------------------------------------------------------------------------
Mid Cap Growth                     0.500               None     0.13                   0.63
-----------------------------------------------------------------------------------------------
U.S. Mid Cap Value                 0.720 /1/           None    0.15//                  0.87 /1/
-----------------------------------------------------------------------------------------------
U.S. Small Cap Value               0.670 /1/           None    0.15//                  0.82 /1/
-----------------------------------------------------------------------------------------------
Value                              0.490 /1/           None    0.13//                  0.62 /1/
-----------------------------------------------------------------------------------------------
Core Plus Fixed Income             0.330 /1/           None    0.13//                  0.46 /1/
-----------------------------------------------------------------------------------------------
Investment Grade Fixed Income      0.375               None    0.12//                 0.50//
-----------------------------------------------------------------------------------------------
High Yield                         0.450 /1/           None    0.16//                  0.61 /1/
-----------------------------------------------------------------------------------------------
Intermediate Duration              0.375               None     0.15                   0.53
-----------------------------------------------------------------------------------------------
International Fixed Income         0.375               None     0.18                   0.56
-----------------------------------------------------------------------------------------------
Limited Duration                   0.300               None     0.12                   0.42
-----------------------------------------------------------------------------------------------
Municipal*                         0.375               None     0.13                   0.51*
-----------------------------------------------------------------------------------------------
Targeted Duration+*                0.375               None     0.19 ++                0.57*
-----------------------------------------------------------------------------------------------
U.S. Core Fixed Income*            0.375               None     0.14                   0.52*
-----------------------------------------------------------------------------------------------
Balanced                           0.450               None     0.17                   0.62
-----------------------------------------------------------------------------------------------

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
1Expense information has been restated to reflect current fees in effect as of
 November 1, 2004. See "Fund Management."
*The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse certain expenses for the Municipal, Targeted Duration and U.S. Core Fixed
 Income Portfolios so that Total Annual Portfolio Operating Expenses will not exceed 0.50%, 0.45% and 0.50%, respectively. After giving effect to all advisory fee reductions and/or expense reimbursements, the Total Annual
 Portfolio Operating Expenses for such Portfolios were the amounts set forth below.

                                                              Total Annual Portfolio Operating Expenses
                                                        After Morgan Stanley Investment Management Inc.
Portfolio                                                                Waiver/Reimbursement & Offsets

Municipal                                                                                          0.50%
--------------------------------------------------------------------------------------------------------
Targeted Duration                                                                                  0.45
--------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income                                                                             0.50
--------------------------------------------------------------------------------------------------------

 Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.
+As of the fiscal year ended September 30, 2004, the Targeted Duration
 Portfolio had not commenced operations.
++Other expenses are based on estimated amounts.

                                                                             31

Fees and Expenses of the Portfolios

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example
This example is intended to help you compare the cost of investing in each
Portfolio with the cost of investing in other mutual funds.

Portfolio                                     1 Year 3 Years 5 Years 10 Years

Equity                                           $66    $208    $362   $  810
-----------------------------------------------------------------------------
Mid Cap Growth                                    64     202     351      786
-----------------------------------------------------------------------------
U.S. Mid Cap Value                                89     278     482    1,073
-----------------------------------------------------------------------------
U.S. Small Cap Value                              84     262     455    1,014
-----------------------------------------------------------------------------
Value                                             63     199     346      774
-----------------------------------------------------------------------------
Core Plus Fixed Income                            47     148     258      579
-----------------------------------------------------------------------------
Investment Grade Fixed Income                     51     160     280      628
-----------------------------------------------------------------------------
High Yield                                        62     195     340      762
-----------------------------------------------------------------------------
Intermediate Duration                             54     170     296      665
-----------------------------------------------------------------------------
International Fixed Income                        57     179     313      701
-----------------------------------------------------------------------------
Limited Duration                                  43     135     235      530
-----------------------------------------------------------------------------
Municipal                                         52     164     285      640
-----------------------------------------------------------------------------
Targeted Duration+                                58     183      --       --
-----------------------------------------------------------------------------
U.S. Core Fixed Income                            53     167     291      653
-----------------------------------------------------------------------------
Balanced                                          63     199     346      774
-----------------------------------------------------------------------------

+As of the fiscal year ended September 30, 2004, the Targeted Duration
 Portfolio had not commenced operations.

32

  Institutional Class Prospectus

  January 31, 2005

Investment Strategies and Related Risks

This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make.
Please read this section in conjunction with the earlier summaries. The
Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in a Portfolio is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.

Equity Securities
Equity securities include common stock, preferred stock, convertible securities, American Depositary Receipts ("ADRs"), rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. For purposes of these Portfolios, companies traded on a U.S. exchange include companies listed on Nasdaq.

ADRs are U.S.-dollar-denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the
Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs
Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.
The purchase of shares issued in IPOs may have a greater impact upon the
Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio's assets grow, any impact of IPO investments on the Portfolio's total return may decline.

Fixed Income Securities
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities,
Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors.
Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in

                                                                             33

response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities
Fixed income securities that are not investment grade are commonly referred to as "junk bonds" or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

TRAINs
Targeted return index securities ("TRAINs") or similarly structured investments are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933, as amended (the "Securities
Act"), or the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act.
Investments in certain TRAINs may have the effect of increasing the level of
Portfolio illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. TRAINs may impose an administrative fee based on total assets. The Investment Grade Fixed Income and U.S. Core Fixed Income
Portfolios invest in pools of investment grade TRAINs.

Mortgage Securities
These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Certain Portfolios may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Government National
Mortgage Association ("Ginnie Mae") and the Federal Housing Administration are
backed by the full faith and credit of the United States. Certain of the U.S.
government securities purchased by a Portfolio, such as those issued by the
Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan
Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent a Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks.
Timely payment of interest and principal of non-governmental issuers are supported by various forms of

34

  Institutional Class Prospectus

  January 31, 2005

private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.

Certain Portfolios may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis ("TBAs"). Investments in
TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Asset-Backed Securities
Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments.
Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patters, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight.
The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency
Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing
Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk.
The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument.
Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS") and structured notes.

                                                                             35

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a
Portfolio may use cross hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates.
Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a
Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the 1940 Act. The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity.
Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions.
They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called
"POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered
Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.

Risks of Derivatives
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio's currency risks involves the risk of mismatching the
Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers.
Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions

36

  Institutional Class Prospectus

  January 31, 2005

and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

Leveraging Risk
Certain transactions may give rise to a form of leverage. To mitigate risk, the
Portfolios will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Temporary Defensive Investments
When the Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the SAI. If the Adviser or Sub-Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.
Using defensive investments could cause a Portfolio to fail to meet its investment objective.

Portfolio Turnover
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Non-Diversification of Investments
A portfolio of investments in a small number of issuers or industries or in securities denominated in only a few foreign currencies increases risk. The
International Fixed Income Portfolio is a non-diversifed fund for purposes of the 1940 Act. A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single issuer than a diversified Portfolio.
Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit, currency or other risks.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Fund's SAI.

                                                                             37

Purchasing Shares

Institutional Class Shares are available to clients of the Adviser with combined investments of $5,000,000 (minimum additional investment of $1,000)
and corporations or other institutions such as trusts and foundations.
Institutional Class Shares may also be purchased by the Adviser or its affiliates in connection with certain deferred compensation plans available to employees of the Adviser or its affiliates. The Fund offers other classes of shares through separate prospectuses.

Institutional Class Shares of the Portfolios may be purchased directly from
Morgan Stanley Institutional Fund Trust or through a financial intermediary.
Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services.
If you are purchasing Institutional Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.

Institutional Class Shares of the Portfolios may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash)
acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Institutional Class Shares of the Portfolios.

Institutional Class Shares of each Portfolio may be purchased at the net asset value per share ("NAV") next determined after we receive your purchase order.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Initial Purchase by Mail
You may open an account, subject to acceptance by Morgan Stanley Institutional
Fund Trust, by completing and signing an Account Registration Form provided by
JPMorgan Investor Services Company ("JPMorgan"), the Fund's transfer agent, which you can obtain by calling JPMorgan at 1-800-548-7786 and mailing it to
Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219
together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire
You may purchase Institutional Class Shares of each Portfolio by wiring Federal
Funds to the Custodian. You should forward a completed Account Registration
Form to JPMorgan in advance of the wire. For all Portfolios, notification must be given to JPMorgan at 1-800-548-7786 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds (monies credited by a Federal Reserve Bank) wire in a specified amount to the Custodian using the following wire instructions:

JPMorgan Chase & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-734143
Attn: Morgan Stanley Institutional Fund
Trust Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments
You may make additional investments of Institutional Class Shares (minimum additional investment of $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley
Institutional Fund Trust) to JPMorgan at the address noted under Initial
Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above.
For all Portfolios, notification must be given to JPMorgan at 1-800-548-7786 prior to the determination of NAV.

38

  Institutional Class Prospectus

  January 31, 2005

Other Purchase Information
The Fund may suspend the offering of shares, or any class of shares, of any
Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares

You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of each Portfolio will be redeemed at the NAV next determined after the request is received in good order.

By Mail
Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o
Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone
If you have authorized the Telephone Redemption Option on the Account
Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock
Exchange ("NYSE") is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

                                                                             39

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, dilution in the value of a Portfolio's shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage").
For example, a market timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the
Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the
Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as
"price-arbitrage"). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund discourages frequent purchases and redemptions of Portfolio shares by
Portfolio shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The
Fund's policies with respect to purchases and redemptions of Portfolio shares are described in the "Purchasing Shares" and "Redeeming Shares" sections of this Prospectus. Except as described in each of these sections, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker dealers, transfer agents and third party administrators, the Fund has (i) requested assurance that such intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) required all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of
Portfolio shares. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within a Portfolio by the financial intermediary's customers. There can be no assurances that the Fund will be able to eliminate all market-timing activities.

40

  Institutional Class Prospectus

  January 31, 2005

General Shareholder Information

Valuation of Shares
The price of a Portfolio's shares, ("net asset value" or "NAV") is based on the value of the Portfolio's securities. The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the
Portfolios are open for business.

Each Portfolio values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the
Adviser or Sub-Adviser determines that a security's market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the
Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Exchange Privilege
You may exchange each Portfolio's Institutional Class Shares for Institutional
Class Shares of other available portfolios of the Fund or for Class A shares of available portfolios of Morgan Stanley Institutional Fund, Inc. based on their respective NAVs. There is no fee for exchanges. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange.  See also "Other Purchase Information" for certain limitations relating to exchanges.

You can process your exchange by contacting your financial intermediary.
Otherwise, you should send exchange requests by mail to Morgan Stanley
Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases.

Tax Considerations
As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a
Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the
Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions.   Your distributions normally are subject to federal
and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under current law, ordinary income dividends you receive may be taxed at the same rates as long-term capital gains.

                                                                             41

However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset ordinary income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income rates.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations.

The Municipal Portfolio intends to pay "exempt-interest" dividends which are excluded from your gross income for federal income tax purposes. When you receive exempt-interest dividends they may be subject to state and local taxes, although some states allow you to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within your state of residence.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. If more than 50% of a
Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to pass through to you for foreign tax credit purposes the amount of foreign income taxes that it paid.

Every January, you will be sent a statement (Internal Revenue Service ("IRS")
Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxation of Sales.  Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding on taxable distributions and redemption proceeds (as of the date of this
Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

42

  Institutional Class Prospectus

  January 31, 2005

Dividends and Distributions
The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

            Portfolio                     Monthly Quarterly Annually

            Equity                                        .
            --------------------------------------------------------
            Mid Cap Growth                                         .
            --------------------------------------------------------
            U.S. Mid Cap Value                                     .
            --------------------------------------------------------
            U.S. Small Cap Value                                   .
            --------------------------------------------------------
            Value                                         .
            --------------------------------------------------------
            Core Plus Fixed Income                        .
            --------------------------------------------------------
            Investment Grade Fixed Income                 .
            --------------------------------------------------------
            High Yield                                    .
            --------------------------------------------------------
            Intermediate Duration               .
            --------------------------------------------------------
            International Fixed Income                             .
            --------------------------------------------------------
            Limited Duration                    .
            --------------------------------------------------------
            Municipal                           .
            --------------------------------------------------------
            Targeted Duration                   .
            --------------------------------------------------------
            U.S. Core Fixed Income                        .
            --------------------------------------------------------
            Balanced                                      .
            --------------------------------------------------------

If any net gains are realized from the sale of underlying securities, the
Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

                                                                             43

Fund Management

Adviser
Morgan Stanley Investment Management Inc. (the "Adviser"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan
Stanley is the direct parent of Morgan Stanley Investment Management Inc.
Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2004, the Adviser, together with its affiliated asset management companies, had approximately $431 billion in assets under management, with approximately $231 billion in institutional assets.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the
Adviser an annual advisory fee calculated by applying a quarterly rate. The table on the following page shows the Adviser's annual contractual rates of compensation as of November 1, 2004, the contractual rates of compensation for the fiscal year ended September 30, 2004 and the actual rates of compensation for the Fund's 2004 fiscal year.

Sub-Adviser
Morgan Stanley Investment Management Limited ("MSIM Limited") serves as
Sub-Adviser to the International Fixed Income Portfolio. As Sub-Adviser, MSIM
Limited makes certain day-to-day investment decisions for the International
Fixed Income Portfolio and places certain of the Portfolio's purchase and sales orders. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of the Portfolio.
MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, United Kingdom,
E14 4QA, is a wholly-owned subsidiary of Morgan Stanley.

44

  Institutional Class Prospectus

  January 31, 2005

Adviser's Rates of Compensation

                                   Contractual           FY 2004            FY 2004
                       Compensation Rate as of       Contractual             Actual
Portfolio                     November 1, 2004 Compensation Rate  Compensation Rate

Equity               0.50% of the portion of               0.500%             0.500%
                     the daily net assets not
                     exceeding $150 million;
                     0.45% of the portion of
                     the daily net assets
                     exceeding $150 million
                     but not exceeding $250
                     million; 0.40% of the
                     portion of the daily net
                     assets exceeding $250
                     million but not exceeding
                     $350 million; 0.35% of
                     the portion of the daily
                     net assets exceeding
                     $350 million
------------------------------------------------------------------------------------
Mid Cap Growth       0.500                                 0.500              0.500
------------------------------------------------------------------------------------
U.S. Mid Cap Value   0.72% of the portion of               0.750              0.750
                     the daily net assets not
                     exceeding $1 billion;
                     0.65% of the portion of
                     the daily net assets
                     exceeding $1 billion
------------------------------------------------------------------------------------
U.S. Small Cap Value 0.67% of the portion of               0.750              0.750
                     the daily net assets not
                     exceeding $500 million;
                     0.645% of the portion of
                     the daily net assets
                     exceeding $500 million
                     but not exceeding $1
                     billion; 0.62% of the
                     portion of the daily net
                     assets exceeding $1
                     billion
------------------------------------------------------------------------------------
Value                0.50% of the portion of               0.500              0.500
                     the daily net assets not
                     exceeding $1 billion;
                     0.45% of the portion of
                     the daily net assets
                     exceeding $1 billion but
                     not exceeding $2 billion;
                     0.40% of the portion of
                     the daily net assets
                     exceeding $2 billion but
                     not exceeding $3 billion;
                     0.35% of the portion of
                     the daily net assets
                     exceeding $3 billion
------------------------------------------------------------------------------------

                                                                             45

                                                              Contractual           FY 2004            FY 2004
                                                  Compensation Rate as of       Contractual             Actual
Portfolio                                                November 1, 2004 Compensation Rate  Compensation Rate

Core Plus Fixed Income        0.375% of the portion of                                0.375%             0.375%
                              the daily net assets not
                              exceeding $1 billion;
                              0.30% of the portion of
                              the daily net assets
                              exceeding $1 billion
---------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income                    0.375                                0.375              0.375
---------------------------------------------------------------------------------------------------------------
High Yield                    0.45% of the portion of                                 0.450              0.450
                              the daily net assets not
                              exceeding $1.5 billion;
                              0.40% of the portion of
                              the daily net assets
                              exceeding $1.5 billion
---------------------------------------------------------------------------------------------------------------
Intermediate Duration         0.375                                                   0.375              0.375
---------------------------------------------------------------------------------------------------------------
International Fixed Income    0.375                                                   0.375              0.375
---------------------------------------------------------------------------------------------------------------
Limited Duration              0.300                                                   0.300              0.300
---------------------------------------------------------------------------------------------------------------
Municipal                     0.375                                                   0.375              0.366*
---------------------------------------------------------------------------------------------------------------
Targeted Duration+            0.375                                                   0.375              0.000*
---------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income        0.375                                                   0.375              0.355*
---------------------------------------------------------------------------------------------------------------
Balanced                      0.450                                                   0.450              0.450
---------------------------------------------------------------------------------------------------------------

*The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Municipal, Targeted Duration and U.S. Core Fixed
 Income Portfolios to keep the Total Annual Portfolio Operating Expenses from exceeding 0.50%, 0.45% and 0.50%, respectively.
+As of the fiscal year ended September 30, 2004, the Targeted Duration
 Portfolio had not commenced operations.

46

  Institutional Class Prospectus

  January 31, 2005

Portfolio Management

Equity Portfolio
The Portfolio's assets are managed within the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director, James O.
Roeder, Executive Director, Thomas Bastian, Sergio Marcheli and Vincent E.
Vizachero, Vice Presidents.

Mid Cap Growth Portfolio
The Portfolio's assets are managed within the Equity Growth Team. Current members of the team include Dennis P. Lynch and David Cohen, Managing Directors and Sam Chainani, Executive Director.

U.S. Mid Cap Value Portfolio
The Portfolio's assets are managed within the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director, James O.
Roeder, Executive Director and Thomas Bastian, Sergio Marcheli and Vincent E.
Vizachero, Vice Presidents.

U.S. Small Cap Value Portfolio
The Portfolio's assets are managed within the Small Cap Value Team. Current members of the team include Richard Glass, Executive Director, and Sara Ogiony,
Vice President.

Value Portfolio
The Portfolio's assets are managed within the Multi-Cap Value Team. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin
Holt, Managing Directors.

Core Plus Fixed Income Portfolio
The Portfolios' assets are managed within the Taxable Fixed Income Team.
Current members of the team include W. David Armstrong, Scott F. Richard and
Roberto M. Sella, Managing Directors.

Investment Grade Fixed Income Portfolio and U.S. Core Fixed Income Portfolio
The Portfolios' assets are managed within the Taxable Fixed Income Team.
Current members of the team include W. David Armstrong and David S. Horowitz,
Managing Directors.

International Fixed Income Portfolio
The Portfolio's assets are managed within the Global Fixed Income Team. Current members of the team include J. David Germany, Christian G. Roth, and, Michael
B. Kushma, Managing Directors, and Paul F. O'Brien, Executive Director.

High Yield Portfolio
The Portfolio's assets are managed within the High Yield Team. Current members of the team include Sheila Finnerty, Managing Director, Gordon W. Loery, and
Chad Liu, Executive Directors, and Joshua Givelber, Vice President.

Intermediate Duration Portfolio
The Portfolio's assets are managed within the Taxable Fixed Income Team.
Current members of the team include W. David Armstrong and David S. Horowitz,
Managing Directors.

Limited Duration Portfolio
The Portfolio's assets are managed within the Taxable Fixed Income Team.
Current members of the team include William Lawrence and Paul O'Brien,
Executive Directors.

Municipal Portfolio
The Portfolio's assets are managed within the Taxable Fixed Income Team.
Current members of the team include Steven K. Kreider and Neil Stone, Managing
Directors.

Targeted Duration Portfolio
The Portfolio's assets are managed within the Taxable Fixed Income Team.
Current members of the team include Scott F. Richard and David S. Horowitz,
Managing Directors.

                                                                             47

Balanced Portfolio
The equity portion of the Portfolio's assets are managed within the Global
Asset Allocation Team. Current members of the team include Francine J. Bovich,
Managing Director, and Que Nguyen, Executive Director.

The fixed income portion of the Portfolio's assets are managed within the
Taxable Fixed Income Team. Current members of the team include W. David
Armstrong and Roberto M. Sella, Managing Directors.

Distributor
Shares of the Fund are distributed exclusively through Morgan Stanley
Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of any Portfolio) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of shares of a Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of Portfolio shares. For more information, please see the Fund's SAI.

48

                (This page intentionally left blank)

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). As of the fiscal year ended September 30, 2004, the Targeted
Duration Portfolio had not commenced operations. The financial highlights for the fiscal years ended September 30, 2002, 2003 and 2004 have been audited by
Ernst & Young LLP. The financial

                                  Net Gains
     Net Asset                    or Losses                     Dividend   Capital Gain
        Value-          Net   on Securities  Total from    Distributions  Distributions
     Beginning   Investment   (realized and  Investment  (net investment      (realized
     of Period       Income     unrealized)  Activities          income)     net gains)
----------------------------------------------------------------------------------------

Equity Portfolio (Commencement of Institutional Class Operations 11/14/84)
2004    $ 8.90    $  0.14+++        $  1.44     $  1.58           ($0.12)        $   --
2003      7.18       0.11+++           1.72        1.83            (0.11)            --
2002      9.75       0.08+++          (2.57)      (2.49)           (0.08)            --
2001     17.28       0.09+++          (4.78)      (4.69)           (0.09)         (2.75)
2000     19.82       0.05+++           3.53        3.58            (0.05)         (6.07)
----------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Institutional Class Operations 3/30/90)
2004    $15.42     ($0.04)+++       $  3.14     $  3.10          $    --         $   --
2003     11.65      (0.05)+++          3.82        3.77               --             --
2002     14.80      (0.05)+++         (3.10)      (3.15)              --             --
2001     35.15      (0.05)           (16.44)     (16.49)              --          (3.86)
2000     25.77      (0.06)            13.71       13.65               --          (4.27)
----------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio (Commencement of Institutional Class Operations 12/30/94)
2004    $18.07    $  0.12+++        $  2.99     $  3.11           ($0.05)        $   --
2003     13.50       0.02+++           4.55        4.57               --             --
2002     16.91      (0.01)+++         (3.38)      (3.39)           (0.02)            --
2001     25.07       0.05+++          (4.91)      (4.86)           (0.08)         (3.22)
2000     21.88       0.06+++           5.78        5.84            (0.08)         (2.57)
----------------------------------------------------------------------------------------
U.S. Small Cap Value Portfolio (Commencement of Institutional Class Operations 7/01/86)
2004    $18.19    $  0.04+++        $  4.06     $  4.10           ($0.03)        $   --
2003     14.04       0.03+++           4.18        4.21            (0.06)            --
2002     15.16       0.06+++          (1.10)      (1.04)           (0.05)         (0.03)
2001     21.18      0.10+++//         (4.35)      (4.25)           (0.07)         (1.70)
2000     18.62       0.09+++           4.01        4.10            (0.14)         (1.40)
----------------------------------------------------------------------------------------
Value Portfolio (Commencement of Institutional Class Operations 11/05/84)
2004    $13.64    $  0.27+++        $  2.79     $  3.06           ($0.26)        $   --
2003     10.65      0.19+++//          2.99        3.18            (0.19)            --
2002     13.80      0.16+++//         (3.14)      (2.98)           (0.17)            --
2001     12.86      0.19+++//          0.93        1.12            (0.18)            --
2000     13.59      0.16+++//          0.95        1.11            (0.18)         (1.66)
----------------------------------------------------------------------------------------

50

  Institutional Class Prospectus

  January 31, 2005

highlights for prior fiscal periods have been audited by other independent registered public accounting firms. Ernst & Young LLP's unqualified report appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and each Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.

                                    Net Assets-    Ratio of    Ratio of
                  Net Asset              End of    Expenses  Net Income   Portfolio
        Total        Value-   Total      Period  to Average  to Average    Turnover
Distributions End of Period  Return (thousands) Net Assets+  Net Assets        Rate
------------------------------------------------------------------------------------

      ($0.12)        $10.36  17.83%  $  182,508        0.66%       1.38%        113%
       (0.11)          8.90  25.78      150,432        0.63        1.35          59
       (0.08)          7.18 (25.71)     171,698        0.66        0.78          93
       (2.84)          9.75 (30.58)     403,062        0.62        0.71         160
       (6.12)         17.28  19.83      615,078        0.61        0.27         211
------------------------------------------------------------------------------------
      $    --        $18.52  20.10%  $  589,479        0.63%      (0.23)%       147%
           --         15.42  32.36      559,760        0.64       (0.37)        180
           --         11.65 (21.28)     438,778        0.65       (0.35)        221
       (3.86)         14.80 (50.80)   1,063,186        0.61       (0.25)        145
       (4.27)         35.15  56.60    2,109,750        0.62       (0.21)        169
------------------------------------------------------------------------------------
      ($0.05)        $21.13  17.23%  $  246,694        0.90%       0.57%        146%
           --         18.07  33.85      441,775        0.88        0.13         138
       (0.02)         13.50 (20.09)     672,507        0.89       (0.05)        145
       (3.30)         16.91 (21.23)   1,096,021        0.86        0.22         176
       (2.65)         25.07  29.48    1,374,275        0.87        0.28         226
------------------------------------------------------------------------------------
      ($0.03)        $22.26  22.57%  $  382,898        0.90%       0.18%        104%
       (0.06)         18.19  30.09      536,620        0.89        0.21         159
       (0.08)         14.04  (6.97)     588,803        0.89        0.35         118
       (1.77)         15.16 (21.25)   1,017,346        0.86        0.52         157
       (1.54)         21.18  23.11    1,269,171        0.86        0.43         193
------------------------------------------------------------------------------------
      ($0.26)        $16.44  22.56%  $  275,494        0.63%       1.75%         95%
       (0.19)         13.64  30.19      363,636        0.63        1.57          65
       (0.17)         10.65 (21.93)     456,996        0.64        1.09          42
       (0.18)         13.80   8.68      656,007        0.62        1.26          38
       (1.84)         12.86   9.67      690,859        0.61        1.32          50
------------------------------------------------------------------------------------

                                                                             51

                                   Net Gains or
        Net Asset                        Losses                       Dividend    Capital Gain
           Value-         Net     on Securities   Total from     Distributions   Distributions
        Beginning  Investment     (realized and   Investment   (net investment   (realized net
        of Period      Income       unrealized)   Activities           income)          gains)
------------------------------------------------------------------------------------------------

Core Plus Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)
2004       $11.71       $0.38+++        $  0.17       $ 0.55            ($0.57)        $    --
2003        11.82        0.40+++           0.31         0.71             (0.67)          (0.15)
2002        11.84        0.55+++           0.17         0.72             (0.74)             --
2001        11.25        0.75              0.62         1.37             (0.78)             --
2000        11.26        0.77+++          (0.02)        0.75             (0.76)             --
------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio (Commencement of Institutional Class Operations 8/31/90)
2004       $11.54       $0.34+++        $  0.14       $ 0.48            ($0.45)        $    --
2003        11.57        0.34+++           0.23         0.57             (0.55)          (0.05)
2002        11.32        0.47+++           0.39         0.86             (0.61)             --
2001        10.67        0.68              0.70         1.38             (0.73)             --
2000        10.74        0.78             (0.12)        0.66             (0.73)             --
------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Institutional Class Operations 2/28/89)
2004       $ 5.30       $0.42+++        $  0.20       $ 0.62            ($0.33)        $    --
2003         4.41        0.43+++           0.77         1.20             (0.31)             --
2002         5.75        0.54+++          (1.16)       (0.62)            (0.72)             --
2001         7.86        0.78+++          (1.95)       (1.17)            (0.94)             --
2000         8.77        0.89+++          (0.88)        0.01             (0.92)             --
------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio (Commencement of Institutional Class Operations 10/3/94)
2004       $10.49       $0.32+++         ($0.01)      $ 0.31            ($0.40)        $    --
2003        10.71        0.28+++           0.14         0.42             (0.36)          (0.28)
2002        10.37        0.39+++           0.43         0.82             (0.48)             --
2001         9.67        0.57              0.69         1.26             (0.56)             --
2000         9.77        0.67+++          (0.19)        0.48             (0.58)             --
------------------------------------------------------------------------------------------------
International Fixed Income Portfolio (Commencement of Institutional Class Operations 4/29/94)
2004       $11.92       $0.28+++        $  0.63       $ 0.91            ($1.59)        $    --
2003         9.88        0.38+++           1.66         2.04                --              --
2002         8.96        0.39              0.53         0.92                --              --
2001         8.88        0.28+++           0.04         0.32             (0.24)             --
2000        10.12        0.35             (1.15)       (0.80)            (0.27)          (0.17)
------------------------------------------------------------------------------------------------
Limited Duration Portfolio (Commencement of Institutional Class Operations 3/31/92)
2004       $10.65       $0.25+++         ($0.10)      $ 0.15            ($0.28)         ($0.02)
2003        10.69        0.23+++           0.05         0.28             (0.27)          (0.05)
2002        10.59        0.39              0.14         0.53             (0.43)             --
2001        10.17        0.59              0.42         1.01             (0.59)             --
2000        10.18        0.60             (0.03)        0.57             (0.58)             --
------------------------------------------------------------------------------------------------
Municipal Portfolio (Commencement of Institutional Class Operations 10/1/92)
2004       $12.53       $0.38+++        $  0.14       $ 0.52            ($0.39)        $    --
2003        12.49        0.50+++          (0.01)        0.49             (0.45)             --
2002        12.14        0.47              0.39         0.86             (0.51)             --
2001        11.43        0.48              0.72         1.20             (0.49)             --
2000        11.39        0.62              0.10         0.72             (0.62)          (0.06)
------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio (Commencement of Institutional Class Operations 9/29/87)
2004       $11.26       $0.33+++        $  0.14       $ 0.47            ($0.47)        $    --
2003        11.46        0.32+++           0.19         0.51             (0.51)          (0.20)
2002        11.15        0.44+++           0.42         0.86             (0.55)             --
2001        10.46        0.65+++           0.73         1.38             (0.69)             --
2000        10.55        0.71+++          (0.12)        0.59             (0.68)             --
------------------------------------------------------------------------------------------------
Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)
2004       $10.15       $0.18+++        $  0.78       $ 0.96            ($0.21)        $    --
2003         8.78        0.21+++           1.47         1.68             (0.31)             --
2002        10.60        0.25+++          (1.75)       (1.50)            (0.32)             --
2001        13.37        0.35+++          (2.07)       (1.72)            (0.38)          (0.67)
2000        13.83        0.44+++           1.45         1.89             (0.46)          (1.89)
------------------------------------------------------------------------------------------------

52

  Institutional Class Prospectus

  January 31, 2005

                                    Net Assets-    Ratio of     Ratio of
                  Net Asset              End of    Expenses   Net Income  Portfolio
        Total        Value-   Total      Period  to Average   to Average   Turnover
Distributions End of Period  Return (thousands) Net Assets+   Net Assets       Rate
-------------------------------------------------------------------------------------

      ($0.57)        $11.69   4.80%  $2,120,149        0.50%        3.29%       334%^
       (0.82)         11.71   6.24    2,600,453        0.50         3.39         92
       (0.74)         11.82   6.30    3,883,346        0.50         4.69        110
       (0.78)         11.84  12.74    4,142,009        0.48         6.46        111
       (0.76)         11.25   7.02    4,087,553        0.48         7.03         62
-------------------------------------------------------------------------------------
      ($0.45)        $11.57   4.36%  $  527,837        0.50%        2.94%       332%^
       (0.60)         11.54   5.00      569,593        0.51         2.96         81
       (0.61)         11.57   7.93      556,252        0.51         4.15         93
       (0.73)         11.32  13.45      278,657        0.50         6.19         89
       (0.73)         10.67   6.48      279,141        0.49         6.99         43
-------------------------------------------------------------------------------------
      ($0.33)        $ 5.59  12.11%  $  314,440        0.61%        7.70%        89%^
       (0.31)          5.30  28.68      330,990        0.61         9.05         97
       (0.72)          4.41 (12.33)     366,956        0.59        10.13         79
       (0.94)          5.75 (16.27)     583,110        0.57        11.44         67
       (0.92)          7.86  (0.22)     848,507        0.56        10.50         55
-------------------------------------------------------------------------------------
      ($0.40)        $10.40   3.06%  $   18,828        0.53%        3.07%       211%^
       (0.64)         10.49   4.12       23.991        0.54         2.63         89
       (0.48)         10.71   8.12       63,912        0.54         3.73         61
       (0.56)         10.37  13.42       50,814        0.54         5.62         59
       (0.58)          9.67   5.84       37,686        0.54         6.95         76
-------------------------------------------------------------------------------------
      ($1.59)        $11.24   7.95%  $  154,111        0.56%        2.52%        15%
           --         11.92  20.65      114,932        0.56         3.51         41
           --          9.88  10.27       94,474        0.60         3.44         38
       (0.24)          8.96   3.63       77,363        0.55         3.31         71
       (0.44)          8.88  (8.23)     112,456        0.56         3.76         91
-------------------------------------------------------------------------------------
      ($0.30)        $10.50   1.47%  $  957,367        0.42%        2.36%       135%^
       (0.32)         10.65   2.65      622,801        0.43         2.17         68
       (0.43)         10.69   5.13      429,937        0.44         3.45         72
       (0.59)         10.59  10.23      224,358        0.43         5.67         59
       (0.58)         10.17   6.37      177,776        0.42         6.61         57
-------------------------------------------------------------------------------------
      ($0.39)        $12.66   4.02%  $  368,686        0.50%        3.01%       105%^
       (0.45)         12.53   4.19      313,999        0.50++       4.01         47
       (0.51)         12.49   7.27      245,257        0.50++       3.70         72
       (0.49)         12.14  10.69      164,504        0.51++       4.03         70
       (0.68)         11.43   6.66      115,217        0.51++       5.51         82
-------------------------------------------------------------------------------------
      ($0.47)        $11.26   4.33%  $  226,555        0.50%        2.94%       371%^
       (0.71)         11.26   4.61      320,036        0.50++       2.82        109
       (0.55)         11.46   7.98      310,546        0.50++       3.89         86
       (0.69)         11.15  13.68      195,467        0.51         6.04         86
       (0.68)         10.46   5.88      181,884        0.51++       6.86         51
-------------------------------------------------------------------------------------
      ($0.21)        $10.90   9.49%  $  203,889        0.62%        1.67%       208%^
       (0.31)         10.15  19.48      262,960        0.60         2.17         84
       (0.32)          8.78 (14.60)     250,796        0.59         2.37        133
       (1.05)         10.60 (13.51)     397,666        0.58         2.98        157
       (2.35)         13.37  14.75      505,078        0.58         3.29        162
-------------------------------------------------------------------------------------

                                                                             53

Notes to the Financial Highlights
  +For the respective periods ended September 30, the Ratio of Expenses to
   Average Net Assets for the portfolios listed above excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to
   Average Net Assets would be as listed below for the respective periods
^The Portfolio's turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio's current year turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case in past years. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.
+++Per share amounts for the year are based on average shares outstanding.

         -------------------------------------------------------------------------------------------------
                                        Ratio of Expenses to Average Net Assets including Expense Offsets:
         -------------------------------------------------------------------------------------------------
         Portfolio                       2000          2001         2002          2003         2004

         Equity                         0.61%         0.62%        0.66%        0.62%@        0.66%
         -------------------------------------------------------------------------------------------------
         Mid Cap Growth                 0.61          0.60         0.64         0.63@         0.63
         -------------------------------------------------------------------------------------------------
         U.S. Mid Cap Value             0.85          0.85         0.89         0.87@         0.90
         -------------------------------------------------------------------------------------------------
         U.S. Small Cap Value           0.85          0.86         0.89         0.89@         0.90
         -------------------------------------------------------------------------------------------------
         Value                          0.60          0.61         0.64         0.62@         0.63
         -------------------------------------------------------------------------------------------------
         Core Plus Fixed Income         0.47          0.47         0.50         0.50          0.50
         -------------------------------------------------------------------------------------------------
         Investment Grade Fixed Income  0.48          0.50         0.51         0.51          0.50
         -------------------------------------------------------------------------------------------------
         High Yield                     0.55          0.56         0.58         0.60@         0.61
         -------------------------------------------------------------------------------------------------
         Intermediate Duration          0.53          0.54         0.53         0.54@         0.53
         -------------------------------------------------------------------------------------------------
         International Fixed Income     0.55          0.55         0.60         0.56          0.56
         -------------------------------------------------------------------------------------------------
         Limited Duration               0.41          0.43         0.44         0.43@         0.42
         -------------------------------------------------------------------------------------------------
         Municipal                      0.50          0.50         0.50         0.50@         0.50
         -------------------------------------------------------------------------------------------------
         U.S. Core Fixed Income         0.50          0.50         0.50         0.50@         0.50
         -------------------------------------------------------------------------------------------------
         Balanced                       0.57          0.57         0.59         0.60@         0.62
         -------------------------------------------------------------------------------------------------

@In addition, includes the effect of refund of filing fees.
++For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Annual Portfolio Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets including these waived and/or reimbursed amounts are listed below.

              --------------------------------------------------------------------
                                     Ratio of Expenses to Average Net Assets
                                     Before Expenses Waived/Reimbursed by Adviser:
              --------------------------------------------------------------------
              Portfolio               2000      2001     2002     2003     2004

              Municipal              0.51%     0.51%    0.52%    0.51%    0.51%
              --------------------------------------------------------------------
              U.S. Core Fixed Income 0.51       N/A     0.53     0.51     0.52
              --------------------------------------------------------------------

54

                      (This page intentionally left blank)

                      (This page intentionally left blank)

Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional
Information ("SAI"), dated January 31, 2005, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this
Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the
Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports, without charge, by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's
Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room call 1-202-942-8090); (2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail:
you may request documents, upon payment of a duplicating fee, by writing to
Securities and Exchange Commission, Public Reference Section, Washington, D.C.
20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.
[LOGO] Morgan Stanley

  Investment Class Prospectus

  January 31, 2005

[LOGO] Morgan Stanley

Morgan Stanley Institutional Fund Trust

           Equity Portfolios
           Equity Portfolio
           U.S. Mid Cap Value Portfolio
           Value Portfolio

           Fixed Income Portfolios
           Core Plus Fixed Income Portfolio
           High Yield Portfolio
           U.S. Core Fixed Income Portfolio

           Balanced Portfolio
           Balanced Portfolio
Shareholder Services:
1-800-548-7786
--------------------------------------------------------------------------------

Prices and Investment Results:
www.morganstanley.com/im
--------------------------------------------------------------------------------

Investment Adviser: Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 24 different investment portfolios, 7 of which are described in this prospectus. Morgan Stanley Investment Management Inc. (the "Adviser") is
the Fund's investment adviser. This prospectus offers Investment Class Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios")
described herein.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Investment Class Prospectus

  January 31, 2005

                                                            Page

               Equity Portfolios
               -------------------------------------------------
               Equity*                                         1
               -------------------------------------------------
               U.S. Mid Cap Value                              3
               -------------------------------------------------
               Value                                           5
               -------------------------------------------------

               Fixed Income Portfolios
               -------------------------------------------------
               Core Plus Fixed Income                          7
               -------------------------------------------------
               High Yield                                      9
               -------------------------------------------------
               U.S. Core Fixed Income*                        11
               -------------------------------------------------

               Balanced Portfolio
               -------------------------------------------------
               Balanced                                       13
               -------------------------------------------------

               Fees and Expenses of the Portfolios            15
               -------------------------------------------------
               Investment Strategies and Related Risks        16
               -------------------------------------------------
               Portfolio Holdings                             20
               -------------------------------------------------
               Purchasing Shares                              20
               -------------------------------------------------
               Redeeming Shares                               22
               -------------------------------------------------
               Frequent Purchases and Redemptions of Shares   22
               -------------------------------------------------
               General Shareholder Information                24
               -------------------------------------------------
               Fund Management                                26
               -------------------------------------------------
               Financial Highlights                           30
               -------------------------------------------------

*Not currently open in the Investment Class

  Investment Class Prospectus

  January 31, 2005

Equity Portfolio (Not currently open in the Investment Class)

Objective
The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $1 billion. The Portfolio may invest, to a limited extent, in stocks of smaller companies. The Portfolio may invest up to 25% of its total assets in foreign equity securities, this percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national exchange.

Process
The Adviser seeks attractively valued companies experiencing a change that the
Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Foreign securities may involve greater risks than those issued by U.S.
companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar

                                                                             1

Equity Portfolio (Cont'd)

U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the
U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Equity Portfolio
Commenced operations on April 10, 1996

 1997     1998     1999     2000     2001      2002      2003     2004
------   ------   ------   ------   -------   -------   ------   ------
25.58    19.52    28.57    -9.41    -17.03    -26.31    32.38    14.52

High Quarter   12/31/98      21.29%
-----------------------------------
Low Quarter     9/30/98     -14.45%

Average Annual Total Returns
(as of 12/31/04)

                                                                      Since
                                                  Past       Past Inception
                                              One Year Five Years   4/10/96
     ----------------------------------------------------------------------

     Equity Portfolio
     ----------------------------------------------------------------------
     Return before Taxes                        14.52%     -3.40%     7.42%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions/1/     14.28%     -4.69%     2.62%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                     9.72%     -3.45%     3.95%
     ----------------------------------------------------------------------
     Russell 1000 Value Index (reflects no
      deduction for fees, expenses or
      taxes)/2/                                 16.49%      5.27%    11.31%
     ----------------------------------------------------------------------
     S&P 500 Index (reflects no deduction for
      fees, expenses or taxes)/3/               10.88%     -2.30%     9.43%
     ----------------------------------------------------------------------
     Lipper Large Cap-Core Funds Index
      (reflects no deduction for fees,
      expenses or taxes)/4/                      8.29%     -2.98%       --%
     ----------------------------------------------------------------------
     Lipper Large Cap-Value Funds Index
      (reflects no deduction for fees,
      expenses or taxes)/5/                     12.00%      1.42%       --%
     ----------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter and average annual total returns for the past 1 and 5 year periods and since inception. For the period prior to June 1, 2000, the bar chart and table show the Portfolio's Investment Class Shares performance. Prior to June 1, 2000, the Portfolio's Investment Class was
operational. Performance for the period 6/1/00 to 12/31/04 is based on the performance of the Portfolio's Institutional Class Shares, and does not include the 0.15% shareholder service fee applicable to the Investment Class.
Thereafter, performance is based on the performance of the Portfolio's
Institutional Class, which continues to be operational. The Investment Class
Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio.
The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.
/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.
/2/The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Based on the Portfolio's asset composition and investment strategy, the Adviser believes the Russell 1000 Value Index is a more appropriate benchmark for the Portfolio.
/3/The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
/4/TheLipper Large Cap-Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
      Large Cap-Core Funds classification. The Index is advised for capital gains distributions and income dividends.
/5/TheLipper Large Cap-Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
      Large Cap-Value Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the
      Portfolio is in the Lipper Large Cap-Value Funds Index classification.

2

  Investment Class Prospectus

  January 31, 2005

U.S. Mid Cap Value Portfolio

Objective
The U.S. Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies traded on a U.S.
securities exchange with capitalizations generally in the range of companies included in the Russell Midcap Value Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser seeks attractively valued companies experiencing a change that the
Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of companies traded on a U.S. securities exchange with capitalizations within the range of companies included in the Russell
Midcap Value Index. This policy may be changed without shareholder approval;
however, you would be notified in writing of any changes. As of December 31,
2004 these market capitalizations range between $631 million and $33.842 billion. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. This percentage limitation however, does not apply to securities of foreign companies that are listed in the United States on a national exchange. The Portfolio may invest up to 10% of its assets in real estate investment trusts ("REITs").

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under-
or over-valued may not be accurate or may not be realized. At times, the
Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

                                                                             3

U.S. Mid Cap Value Portfolio (Cont'd)

Foreign securities may involve greater risks than those issued by U.S.
companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in
REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the
Portfolio on its investment in such company.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

U.S. Mid Cap Value Portfolio
Commenced operations on May 10, 1996

  1997    1998    1999    2000    2001      2002    2003    2004
 ------  ------  ------  ------  ------   -------  ------  ------
 39.28   15.93   19.61   11.77   -3.58    -28.63   41.70   14.48

High Quarter    6/30/03    23.08%
---------------------------------
Low Quarter     9/30/01   -20.65%

Average Annual Total Returns
(as of 12/31/04)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years   5/10/96
      --------------------------------------------------------------------

      U.S. Mid Cap Value Portfolio
      --------------------------------------------------------------------
      Return before Taxes                      14.48%      4.52%    13.00%
      --------------------------------------------------------------------
      Return after Taxes on Distributions/1/   14.45%      3.33%    10.49%
      --------------------------------------------------------------------
      Return after Taxes on Distributions
       and Sale of Fund Shares/1/               9.44%      3.11%     9.81%
      --------------------------------------------------------------------
      Russell Midcap Value Index (reflects
       no deduction for fees, expenses or
       taxes)/2/                               23.71%     13.48%    13.57%
      --------------------------------------------------------------------
      Lipper Mid-Cap Core Funds Index
       (reflects no deduction for fees,
       expenses or taxes)/3/                   15.44%      5.65%    10.27%
      --------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the
Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The Russell Midcap Value Index measures the performance of those Russell
   Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

/3/The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap
   Core Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the
   Lipper Mid-Cap Core Funds classification.

4

  Investment Class Prospectus

  January 31, 2005

Value Portfolio

Objective
The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing, seeking well established companies that appear undervalued and currently are not being recognized within the market place. The
Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

Process
The Adviser begins with a universe of companies that have attributes that may qualify them as value companies. The Adviser then screens these companies for liquidity and then relative value using an appropriate valuation measure for each sector or industry. The Adviser evaluates the companies relative to competitive and market conditions within each industry. The Adviser then conducts a fundamental analysis of each company to identify those companies believed to be attractively valued relative to other companies within the industry. In determining whether securities should be sold, the Adviser considers fair valuations and deteriorating fundamentals.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies

                                                                             5

Value Portfolio (Cont'd)

may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Foreign securities may involve greater risks than those issued by U.S.
companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]
Value Portfolio
Commenced operations on May 6, 1996

 1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  -------  ------  ------
23.18   -3.02   -2.25   23.29    4.42   -22.74   34.48   17.75

High Quarter    6/30/03  22.57%
-------------------------------
Low Quarter     9/30/02 -23.34%

Average Annual Total Returns
(as of 12/31/04)

                                                                      Since
                                                  Past       Past Inception
                                              One Year Five Years    5/6/96
     ----------------------------------------------------------------------

     Value Portfolio
     ----------------------------------------------------------------------
     Return before Taxes                        17.75%      9.51%     9.29%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions/1/     17.48%      9.13%     7.29%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                    11.85%      8.06%     6.94%
     ----------------------------------------------------------------------
     S&P 500 Index (reflects no deduction for
      fees, expenses or taxes)/2/               10.88%     -2.30%     9.36%
     ----------------------------------------------------------------------
     Lipper Multi-Cap Value Funds Index
      (reflects no deduction for fees,
      expenses or taxes)/3/                     14.91%      6.90%    10.01%
     ----------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the
Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

/2/The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

/3/The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
   Multi-Cap Value Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus the Portfolio is in the Lipper Multi-Cap Value Funds classification.

6

  Investment Class Prospectus

  January 31, 2005

Core Plus Fixed Income Portfolio

Objective
The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Portfolio may also invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis
("TBAs"). The Adviser may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations ("CMOs"), swaps and other derivatives in managing the Portfolio.

Up to 10% of the Portfolio's net assets may be invested in targeted return index securities ("TRAINs") or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser employs a value approach toward fixed income investing. The
Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

                                                                             7

Core Plus Fixed Income Portfolio (Cont'd)

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Investments in TBAs may give rise to a form of leverage.
Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by
U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Core Plus Fixed Income Portfolio
Commenced operations on October 15, 1996

 1997    1998    1999    2000    2001    2002    2003    2004
------  ------  ------  ------  ------  ------  ------  ------
 9.52    6.72   -0.73   10.63   10.21    6.46    5.48    4.47

High Quarter    6/30/97          3.98%
--------------------------------------
Low Quarter     6/30/99         -1.66%

Average Annual Total Returns
(as of 12/31/04)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years  10/15/96
     ---------------------------------------------------------------------

     Core Plus Fixed Income Portfolio
     ---------------------------------------------------------------------
     Return before Taxes                        4.47%      7.42%     6.70%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions/1/     2.82%      5.01%     3.99%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                    2.88%      4.87%     4.02%
     ---------------------------------------------------------------------
     Citigroup U.S. Broad Investment Grade
      Bond Index (reflects no deduction for
      fees, expenses or taxes)/2/               4.47%      7.73%     7.06%
     ---------------------------------------------------------------------
     Lipper BBB Rated Corporate Debt Funds
      Index (reflects no deduction for fees,
      expenses or taxes)/3/                     5.30%      7.50%     6.68%
     ---------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the
Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

/2/The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury,
   U.S. agency, mortgage pass-through, asset-backed, supranational, corporate,
   Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

/3/The Lipper BBB Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper BBB Rated Corporate Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this
   Prospectus, the Portfolio is in the Lipper BBB Rated Corporate Debt Funds
   classification.

8

  Investment Class Prospectus

  January 31, 2005

High Yield Portfolio

Objective
The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps and other derivatives in managing the
Portfolio.

Up to 10% of the Portfolio's net assets may be invested in TRAINs or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in high yield securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

                                                                             9

High Yield Portfolio (Cont'd)

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by
U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

High Yield Portfolio
Commenced operations on May 21, 1996

 1997    1998    1999    2000     2001    2002     2003    2004
------  ------  ------  -------  ------  -------  ------  ------
15.73    2.94    7.73   -10.66   -5.91   -11.35   27.74    9.89

High Quarter    6/30/03   9.50%
-------------------------------
Low Quarter     9/30/01  -9.14%

Average Annual Total Returns
(as of 12/31/04)

                                                                       Since
                                                   Past       Past Inception
                                               One Year Five Years   5/21/96
    ------------------------------------------------------------------------

    High Yield Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                           9.89%      0.91%     4.62%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions/1/        7.22%     -2.75%     0.65%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions and
     Sale of Fund Shares/1/                       6.37%     -1.54%     1.46%
    ------------------------------------------------------------------------
    CS First Boston High Yield Index (reflects
     no deduction for fees, expenses or
     taxes)/2/                                   11.96%      8.17%     7.67%
    ------------------------------------------------------------------------
    Lipper High Current Yield Funds Index
     (reflects no deduction for fees,
     expenses or taxes)/3/                       10.34%      3.99%     5.33%
    ------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the
Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.
/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.
/2/The CS First Boston High Yield Index is an unmanaged index comprised of high yield corporate bonds.
/3/The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
   High Current Yield Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper High Current Yield Funds classification.

10

  Investment Class Prospectus

  January 31, 2005

U.S. Core Fixed Income Portfolio (Not currently open in the Investment Class)

Objective
The U.S. Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar-denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The
Portfolio invests exclusively in securities issued by U.S.-based entities that carry an investment grade rating at the time of purchase. The Portfolio may invest over 50% of its assets in mortgage securities. The Portfolio may invest in TBAs. The Adviser may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps and other derivatives in managing the Portfolio.

Up to 10% of the Portfolio's net assets may be invested in TRAINs or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser employs a value approach toward fixed income investing. The
Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The
Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of U.S. issuers. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations
are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities.
Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

                                                                             11

U.S. Core Fixed Income Portfolio (Cont'd)

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

U.S. Core Fixed Income Portfolio
Commenced operations on September 29, 1987

 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
18.85    3.89    9.62    7.23   -1.64   10.50   10.58    8.07    4.08    4.59

High Quarter    6/30/95     6.05%
---------------------------------
Low Quarter     3/31/94    -2.07%

Average Annual Total Returns
(as of 12/31/04)

                                                                       Since
                                         Past       Past      Past Inception
                                     One Year Five Years Ten Years   9/29/87
    ------------------------------------------------------------------------

    U.S. Core Fixed Income Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                 4.59%      7.53%     7.45%     8.45%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                   2.48%      5.20%     5.03%     5.63%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of Fund
     Shares/1/                          2.96%      5.02%     4.90%     5.59%
    ------------------------------------------------------------------------
    Citigroup U.S. Broad Investment
     Grade Bond Index (reflects no
     deduction for fees, expenses
     or taxes)/2/                       4.47%      7.73%     7.74%     8.35%
    ------------------------------------------------------------------------
    Lipper A-Rated Corporate Debt
     Funds Index (reflects no
     deduction for fees, expenses
     or taxes)/3/                       4.51%      7.22%     7.23%     7.97%
    ------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception.
The Investment Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the
Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.
/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
/2/The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury,
   U.S. agency, mortgage pass-through, asset-backed, supranational, corporate,
   Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.
/3/The Lipper A-Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper A-Rated Corporate Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this
   Prospectus, the Portfolio is in the Lipper A-Rated Corporate Debt Funds
   classification.

12

  Investment Class Prospectus

  January 31, 2005

Balanced Portfolio

Objective
The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests in a mix of equity and fixed income securities. The
Portfolio normally invests 45 to 75% of its assets in equity securities and 25 to 55% of its assets in fixed income securities. The Portfolio may invest up to
25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest up to 10% of its assets in REITs. The
Adviser may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations ("CMOs"), swaps and other derivatives in managing the Portfolio.

Up to 10% of the Portfolio's net assets may be invested in TRAINs or similarly structured investments. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

Process
The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's potential investment universe.

Principal Risks
The Portfolio's principal investment strategies are subject to the following principal risks:
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities.
The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread
(difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

                                                                             13

Balanced Portfolio (Cont'd)

Foreign securities may involve greater risks than those issued by U.S.
companies or the U.S. government. Economic, political and other events unique to a
country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the
Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others.
There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affectZ the Portfolio's overall performance.

REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in
REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the
Portfolio on its investment in such company.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                  [CHART]

Balanced Portfolio
Commenced operations on April 3, 1997

 1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  -------  ------  ------
15.09   16.09   -0.87   -5.57   -13.72   20.22    8.49

High Quarter  12/31/98   12.08%
-------------------------------
Low Quarter    9/30/02  -11.35%

Average Annual Total Returns
(as of 12/31/04)

                                                                       Since
                                                   Past       Past Inception
                                               One Year Five Years    4/3/97
    ------------------------------------------------------------------------

    Balanced Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                           8.49%      1.05%     6.80%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions/1/        7.87%     -0.24%     4.24%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions and
     Sale of Fund Shares/1/                       5.72%      0.13%     4.48%
    ------------------------------------------------------------------------
    S&P 500 Index (reflects no deduction for
     fees, expenses or taxes)/2/                 10.88%     -2.30%     8.00%
    ------------------------------------------------------------------------
    Citigroup U.S. Broad Investment Grade
     Bond Index (reflects no deduction for
     fees, expenses or taxes)/3/                  4.47%      7.73%     7.25%
    ------------------------------------------------------------------------
    60/40 Blended Index (reflects no
     deduction for fees, expenses or taxes)/4/    8.41%      2.16%     8.29%
    ------------------------------------------------------------------------
    Lipper Balanced Funds Index (reflects no
     deduction for fees, expenses or taxes)/5/    8.99%      2.95%     7.45%
    ------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's Investment Class performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the
Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.
/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.
/2/The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
/3/The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury,
   U.S. agency, mortgage pass-through, asset-backed, supranational, corporate,
   Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.
/4/The 60/40 Blended Index is comprised of 60% S&P 500 Index and 40% Citigroup
   U.S. Broad Investment Grade Bond Index.
/5/The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Balanced
   Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this
   Index. As of the date of this Prospectus, the Portfolio is in the Lipper
   Balanced Funds classification.

14

  Investment Class Prospectus

  January 31, 2005

Fees & Expenses of the Portfolios

The Portfolios do not charge any sales load or other fees when you purchase or redeem shares.
The example assumes that you invest $10,000 in each portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The example assumes that your investments has a 5% return each year and that each portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

This table describes the fees and expenses that you may pay if you buy and hold shares of each Portfolio.

Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2004
(expenses that are deducted from Portfolio assets)

                                           Distribution Shareholder                   Total Annual
                          Management     and/or Service   Servicing     Other  Portfolio Operating
Portfolio                       Fees       (12b-1) Fees         Fee  Expenses             Expenses

Equity++                       0.490%/1/           None        0.15%     0.16%                0.80%/1/
------------------------------------------------------------------------------------------------------
U.S. Mid Cap Value             0.720 /1/           None        0.15      0.15                 1.02 /1/
------------------------------------------------------------------------------------------------------
Value                          0.490 /1/           None        0.15      0.13                 0.77 /1/
------------------------------------------------------------------------------------------------------
Core Plus Fixed Income         0.330 /1/           None        0.15      0.13                 0.61 /1/
------------------------------------------------------------------------------------------------------
High Yield                     0.450 /1/           None        0.15      0.16                 0.76 /1/
------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income++*      0.375               None        0.15      0.14                 0.67*
------------------------------------------------------------------------------------------------------
Balanced                       0.450               None        0.15      0.17                 0.77
------------------------------------------------------------------------------------------------------

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
/1/Expense information has been restated to reflect current fees in effect as of November 1, 2004. See "Fund Management."
 *The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse certain expenses for the U.S. Core Fixed Income Portfolio so that
  Total Annual Portfolio Operating Expenses will not exceed 0.50%. After giving effect to all advisory fee reductions and/or expense reimbursements, the
  Total Annual Portfolio Operating Expenses were the amount set forth below:

                                                                 Total Annual Portfolio Operating Expenses
                                                           After Morgan Stanley Investment Management Inc.
Portfolio                                                                   Waiver/Reimbursement & Offsets

U.S. Core Fixed Income                                                                                0.50%
-----------------------------------------------------------------------------------------------------------

  Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.
++As of the fiscal year ended September 30, 2004, the Investment Class of shares of the Portfolio was not operational. Other Expenses are based on estimated amounts.

The example assumes that you invest $10,000 in each portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The example assumes that your investments has a 5% return each year and that each portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.
Example
This example is intended to help you compare the cost of investing in each
Portfolio with the cost of investing in other mutual funds.

Portfolio                                                    1 Year 3 Years 5 Years 10 Years

Equity++                                                      $ 82   $255    $ --    $   --
--------------------------------------------------------------------------------------------
U.S. Mid Cap Value                                             104    325     563     1,248
--------------------------------------------------------------------------------------------
Value                                                           79    246     428       954
--------------------------------------------------------------------------------------------
Core Plus Fixed Income                                          62    195     340       762
--------------------------------------------------------------------------------------------
High Yield                                                      78    243     422       942
--------------------------------------------------------------------------------------------
U.S. Core Fixed Income++                                        68    214      --        --
--------------------------------------------------------------------------------------------
Balanced                                                        79    246     428       954
--------------------------------------------------------------------------------------------

++As of the fiscal year ended September 30, 2004, the Investment Class of shares of the Portfolio was not operational. The rate shown is that of the
  Portfolio's Institutional Class.

                                                                             15

Investment Strategies and Related Risks

This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make.
Please read this section in conjunction with the earlier summaries. The
Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in a Portfolio is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.

Equity Securities
Equity securities include common stock, preferred stock, convertible securities, American Depositary Receipts ("ADRs"), rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. For purposes of these Portfolios, companies traded on a U.S. exchange include companies listed on Nasdaq.

ADRs are U.S.-dollar-denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the
Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs
Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.
The purchase of shares issued in IPOs may have a greater impact upon the
Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio's assets grow, any impact of IPO investments on the Portfolio's total return may decline.

Fixed Income Securities
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities,
Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors.
Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

16

  Investment Class Prospectus

  January 31, 2005

High Yield Securities
Fixed income securities that are not investment grade are commonly referred to as "junk bonds" or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

TRAINs
Targeted return index securities ("TRAINs") or similarly structured investments are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933, as amended (the "Securities
Act"), or the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act.
Investments in certain TRAINs may have the effect of increasing the level of
Portfolio illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. TRAINs may impose an administrative fee based on total assets. The U.S. Core Fixed Income Portfolio invests in pools of investment grade TRAINs.

Mortgage Securities
These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Certain Portfolios may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Government National
Mortgage Association ("Ginnie Mae") and the Federal Housing Administration are
backed by the full faith and credit of the United States. Certain of the U.S.
government securities purchased by a Portfolio, such as those issued by the
Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan
Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent a Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks.
Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer.
There can be no assurance that the private insurers can meet their obligations under the policies.

Certain Portfolios may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis ("TBAs"). Investments in
TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio

                                                                             17

had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Asset-Backed Securities
Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments.
Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight.
The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency
Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing
Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk.
The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument.
Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations, ("CMOs"), stripped mortgage-backed securities ("SMBS") and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency

18

  Investment Class Prospectus

  January 31, 2005

exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross hedging or proxy hedging with respect to currencies in which a Portfolio expects to have portfolio or currency exposure.
A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates.
Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a
Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the 1940 Act. The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity.
Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions.
They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called
"POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered
Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.

Risks of Derivatives
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio's currency risks involves the risk of mismatching the
Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers.
Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of

                                                                             19

prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

Leveraging Risk
Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the
Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the SAI. If the
Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance. Using defensive investments could cause a Portfolio to fail to meet its investment objective.

Portfolio Turnover
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Fund's SAI.

Purchasing Shares

Investment Class Shares are available to clients of the Adviser with combined investments of $1,000,000 (minimum additional investment of $1,000) and corporations or other institutions, such as trusts and foundations. The Fund offers other classes of shares through separate prospectuses.

Investment Class Shares of the Portfolios may be purchased directly from Morgan
Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services.
If you are purchasing Investment Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.

Investment Class Shares of the Portfolios may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash)
acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Investment Class Shares of the Portfolios.

Investment Class Shares of each Portfolio may be purchased at the net asset value per share ("NAV") next determined after we receive your purchase order.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an

20

  Investment Class Prospectus

  January 31, 2005

account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed
(less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Initial Purchase by Mail
You may open an account, subject to acceptance by Morgan Stanley Institutional
Fund Trust, by completing and signing an Account Registration Form provided by
JPMorgan Investor Services Company ("JPMorgan"), the Fund's transfer agent, which you can obtain by calling JPMorgan at 1-800-548-7786 and mailing it to
Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219
together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire
You may purchase Investment Class Shares of each Portfolio by wiring Federal
Funds to the Custodian. You should forward a completed Account Registration
Form to JPMorgan in advance of the wire. For all Portfolios, notification must be given to JPMorgan at 1-800-548-7786 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds (monies credited by a Federal Reserve Bank) wire in a specified amount to the Custodian using the following wire instructions:

JPMorgan Chase & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-734143
Attn: Morgan Stanley Institutional Fund
Trust Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

Additional Investments
You may make additional investments of Investment Class Shares (minimum additional investment of $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley
Institutional Fund Trust) to JPMorgan at the address noted under Initial
Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above.
For all Portfolios, notification must be given to JPMorgan at 1-800-548-7786 prior to the determination of NAV.

Other Purchase Information
The Fund may suspend the offering of shares, or any class of shares, of any
Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

                                                                             21

Redeeming Shares

You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of each Portfolio will be redeemed at the net asset value (NAV) next determined after we receive your redemption request in good order.

By Mail
Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o
Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone
If you have authorized the Telephone Redemption Option on the Account
Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock
Exchange ("NYSE") is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, dilution in the value of a Portfolio's shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage").
For example, a market timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the
Portfolio's net asset value calculation, that are likely to result in higher

22

  Investment Class Prospectus

  January 31, 2005

prices in foreign markets the following day. The market timer would redeem the
Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as
"price-arbitrage"). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund discourages frequent purchases and redemptions of Portfolio shares by
Portfolio shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The
Fund's policies with respect to purchases and redemptions of Portfolio shares are described in the "Purchasing Shares" and "Redeeming Shares" sections of this Prospectus. Except as described in each of these sections, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker dealers, transfer agents and third party administrators, the Fund has (i) requested assurance that such intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) required all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of
Portfolio shares. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within a Portfolio by the financial intermediary's customers. There can be no assurances that the Fund will be able to eliminate all market-timing activities.

                                                                             23

General Shareholder Information

Valuation of Shares
The price of a Portfolio's shares ("net asset value" or "NAV") is based on the value of the Portfolio's securities. The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the
Portfolios are open for business.

Each Portfolio values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the
Adviser or Sub-Adviser determines that a security's market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the
Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

The NAV of Investment Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to Investment Class Shares.

Exchange Privilege
You may exchange each Portfolio's Investment Class Shares for Investment Class
Shares of other available portfolios of the Fund based on their respective
NAVs. There is no fee for exchanges. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange. See also "Other Purchase Information" for certain limitations relating to exchanges.

You can process your exchange by contacting your financial intermediary.
Otherwise, you should send exchange requests by mail to the Fund's Transfer
Agent, JPMorgan Investor Services Company, 73 Tremont Street, Boston, MA
02108-3916. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases.

Tax Considerations
As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a
Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the
Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions.  Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income.

24

  Investment Class Prospectus

  January 31, 2005

Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under current law, ordinary income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset ordinary income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income taxes.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. If more than 50% of a
Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to
pass through to you for foreign tax credit purposes the amount of foreign income taxes that it paid.

Every January, you will be sent a statement (Internal Revenue Service ("IRS")
Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxation of Sales.  Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this Prospectus) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Dividends and Distributions
The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

Portfolio                                                  Quarterly Annually

Equity                                                             .
-----------------------------------------------------------------------------
U.S. Mid Cap Value                                                          .
-----------------------------------------------------------------------------
Value                                                              .
-----------------------------------------------------------------------------
Core Plus Fixed Income                                             .
-----------------------------------------------------------------------------
High Yield                                                         .
-----------------------------------------------------------------------------
U.S. Core Fixed Income                                             .
-----------------------------------------------------------------------------
Balanced                                                           .
-----------------------------------------------------------------------------

If any net gains are realized from the sale of underlying securities, the
Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

                                                                             25

Fund Management

Adviser
Morgan Stanley Investment Management Inc. (the "Adviser"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan
Stanley is the direct parent of Morgan Stanley Investment Management Inc.
Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2004, the Adviser, together with its affiliated asset management companies, had approximately $431 billion in assets under management, with approximately $231 billion in institutional assets.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the
Adviser an annual advisory fee calculated by applying a quarterly rate. The table on the following page shows the Adviser's annual contractual rates of compensation as of November 1, 2004, the contractual rates of compensation for the fiscal year ended September 30, 2004 and the actual rates of compensation for the Fund's 2004 fiscal year.

26

  Investment Class Prospectus

  January 31, 2005

Adviser's Rates of Compensation

                                                         Contractual           FY 2004            FY 2004
                                                   Compensation Rate       Contractual             Actual
Portfolio                                     as of November 1, 2004 Compensation Rate  Compensation Rate

Equity                                     0.50% of the portion of               0.500%             0.500%
                                           the daily net assets not
                                           exceeding $150 million;
                                           0.45% of the portion of
                                           the daily net assets
                                           exceeding $150 million
                                           but not exceeding $250
                                           million; 0.40% of the
                                           portion of the daily net
                                           assets exceeding $250
                                           million but not exceeding
                                           $350 million; 0.35% of
                                           the portion of the daily
                                           net assets exceeding
                                           $350 million
----------------------------------------------------------------------------------------------------------
U.S. Mid Cap Value                         0.72% of the portion of               0.750              0.750
                                           the daily net assets not
                                           exceeding $1 billion;
                                           0.65% of the portion of
                                           the daily net assets
                                           exceeding $1 billion
----------------------------------------------------------------------------------------------------------
Value                                      0.50% of the portion of               0.500              0.500
                                           the daily net assets not
                                           exceeding $1 billion;
                                           0.45% of the portion of
                                           the daily net assets
                                           exceeding $1 billion but
                                           not exceeding $2 billion;
                                           0.40% of the portion of
                                           the daily net assets
                                           exceeding $2 billion but
                                           not exceeding 3 billion;
                                           0.35% of the portion of
                                           the daily net assets
                                           exceeding $3 billion
----------------------------------------------------------------------------------------------------------
Core Plus Fixed Income                     0.375% of the portion of              0.375              0.375
                                           the daily net assets not
                                           exceeding $1 billion;
                                           0.30% of the portion of
                                           the daily net assets
                                           exceeding $1 billion
----------------------------------------------------------------------------------------------------------
High Yield                                 0.45% of the portion of               0.450              0.450
                                           the daily net assets not
                                           exceeding $1.5 billion;
                                           0.40% of the portion of
                                           the daily net assets
                                           exceeding $1.5 billion
----------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income                     0.375                                 0.375              0.355*
----------------------------------------------------------------------------------------------------------
Balanced                                   0.450                                 0.450              0.450
----------------------------------------------------------------------------------------------------------

*The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the U.S. Core Fixed Income Portfolio to keep the Total
 Annual Portfolio Operating Expenses from exceeding 0.50%.

                                                                             27

Portfolio Management

Equity Portfolio
The Portfolio's assets are managed by the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director, James O. Roeder,
Executive Director, and Thomas Bastian, Sergio Marcheli and Vincent E.
Vizachero, Vice Presidents.

U.S. Mid Cap Value Portfolio
The Portfolio's assets are managed by the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director, James O. Roeder,
Executive Director, and Thomas Bastian, Sergio Marcheli and Vincent E.
Vizachero, Vice Presidents.

Value Portfolio
The Portfolio's assets are managed by the Multi-Cap Value Team. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin Holt,
Managing Directors.

Core Plus Fixed Income Portfolio
The Portfolios' assets are managed within the Taxable Fixed Income Team.
Current members of the team include W. David Armstrong, Scott F. Richard and
Roberto M. Sella, Managing Directors.

High Yield Portfolio
The Portfolio's assets are managed within the Taxable Fixed Income Team.
Current members of the team include Sheila Finnerty, Managing Director, Gordon
W. Loery, and Chad Liu, Executive Directors and Joshua Givelber, Vice President.

U.S. Core Fixed Income Portfolio
The Portfolio's assets are managed within the Taxable Fixed Income Team.
Current members of the team include W. David Armstrong and David Horowitz,
Managing Directors.

Balanced Portfolio
The equity portion of the Portfolio's assets are managed within the Global
Asset Allocation Team. Current members of the team include Francine J. Bovich,
Managing Director, and Que Nguyen, Executive Director.

The fixed income portion of the Portfolio's assets are managed within the
Taxable Fixed Income Team. Current members of the team include W. David
Armstrong and Roberto Sella, Managing Directors.

Distributor
Shares of the Fund are distributed exclusively through Morgan Stanley
Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of any Portfolio) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of shares of a Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of Portfolio shares. For more information, please see the Fund's SAI.

Service Plan
The Fund has adopted a Service Plan (the "Service Plan") for each Portfolio's
Investment Class Shares. Under the Service Plan, each Portfolio pays the
Distributor a monthly shareholder servicing fee at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to Investment Class
Shares. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Investment Class Shares. Shareholder servicing fees are separate fees of the Investment Class Shares of each
Portfolio and will reduce the net investment income and total return of the
Investment Class Shares of these Portfolios.

28

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                                                                             29

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).
The Investment Class Shares of the U.S. Core Fixed Income Portfolio had not
commenced operations as of September 30, 2004. Therefore, Institutional Class
Share financial information is provided to investors for informational purposes only and should be referred to as a historical guide to the Portfolio's operations and expenses. Past performance does not indicate future

                                     Net Gains
        Net Asset                    or Losses                     Dividend   Capital Gain
           Value-        Net     on Securities  Total from    Distributions  Distributions
        Beginning Investment     (realized and  Investment  (net investment      (realized
        of Period     Income       unrealized)  Activities          income)     net gains)
-------------------------------------------------------------------------------------------

Equity Portfolio (Commencement of Investment Class Operations 4/10/96 through 6/01/00)
2004#      $ 8.90     $ 0.14+++         $ 1.44      $ 1.58          ($ 0.12)       $    --
2003#        7.18       0.11+++           1.72        1.83            (0.11)            --
2002#        9.75       0.08+++          (2.57)      (2.49)           (0.08)            --
2001#       17.28       0.09+++          (4.78)      (4.69)           (0.09)         (2.75)
2000***     19.80       0.01              3.21        3.22            (0.02)         (6.07)
-------------------------------------------------------------------------------------------
US Mid Cap Value (Commencement of Investment Class Operations 5/10/96)
2004       $17.95     $ 0.08+++         $ 2.99      $ 3.07          ($ 0.02)       $    --
2003        13.43      (0.01)+++          4.53        4.52               --             --
2002        16.83      (0.03)+++         (3.37)      (3.40)              --             --
2001        24.97       0.01+++          (4.88)      (4.87)           (0.05)        ($3.22)
2000        21.80       0.03+++           5.75        5.78            (0.04)         (2.57)
-------------------------------------------------------------------------------------------
Value Portfolio (Commencement of Investment Class Operations 5/06/96)
2004       $13.65     $ 0.25+++         $ 2.79      $ 3.04          ($ 0.23)       $    --
2003        10.65       0.17+++           3.00        3.17            (0.17)            --
2002        13.80       0.14+++          (3.15)      (3.01)           (0.14)            --
2001        12.86       0.16+++           0.93        1.09            (0.15)            --
2000        13.58       0.15+++           0.94        1.09            (0.15)        ($1.66)
-------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio (Commencement of Investment Class Operations 10/15/96)
2004       $11.71     $ 0.36+++         $ 0.17      $ 0.53          ($ 0.55)       $    --
2003        11.81       0.37+++           0.33        0.70            (0.65)         (0.15)
2002        11.84       0.53+++           0.16        0.69            (0.72)            --
2001        11.25       0.72              0.64        1.36            (0.77)            --
2000        11.27       0.76+++          (0.03)       0.73            (0.75)            --
-------------------------------------------------------------------------------------------

30

  Investment Class Prospectus

  January 31, 2005

results. The financial highlights for the fiscal years ended September 30,
2002, 2003 and 2004 have been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent registered public accounting firms. Ernst & Young LLP's unqualified report appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and each Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.

                                    Net Assets-    Ratio of    Ratio of
                  Net Asset              End of    Expenses  Net Income  Portfolio
        Total        Value-   Total      Period  to Average  to Average   Turnover
Distributions End of Period  Return (thousands) Net Assets+  Net Assets       Rate
--------------------------------------------------------------------------------------

      ($0.12)        $10.36  17.83%    $182,508        0.66%       1.38%       113%
       (0.11)          8.90  25.78      150,432        0.63        1.35         59
       (0.08)          7.18 (25.71)     171,698        0.66        0.78         93
       (2.84)          9.75 (30.58)     403,062        0.62        0.71        160
       (6.09)         16.93  10.30           --        0.76*       0.08*       211
--------------------------------------------------------------------------------------
      ($0.02)        $21.00  17.09%    $  8,886        1.05%       0.42%       146%
           --         17.95  33.66       13,004        1.03       (0.02)       138
           --         13.43 (20.20)      33,100        1.04       (0.20)       145
       (3.27)         16.83 (21.36)      46,063        1.01        0.05        176
       (2.61)         24.97  29.25       29,593        1.02        0.14        226
--------------------------------------------------------------------------------------
      ($0.23)        $16.46  22.37%    $ 38,742        0.78%       1.60%        95%
       (0.17)         13.65  30.06       26,169        0.78        1.42         65
       (0.14)         10.65 (22.06)      19,440        0.79        0.94         42
       (0.15)         13.80   8.46       19,552        0.77        1.08         38
       (1.81)         12.86   9.50        4,069        0.76        1.19         50
--------------------------------------------------------------------------------------
      ($0.55)        $11.69   4.73%    $146,146        0.65%       3.14%       334%/^/
       (0.80)         11.71   6.07      114,509        0.65        3.24         92
       (0.72)         11.81   6.08       83,308        0.65        4.54        110
       (0.77)         11.84  12.59       74,905        0.63        6.28        111
       (0.75)         11.25   6.84       63,944        0.63        6.89         62
--------------------------------------------------------------------------------------

                                                                             31

                                 Net Gains or
        Net Asset                      Losses                     Dividend   Capital Gain
           Value-        Net    on Securities  Total from    Distributions  Distributions
        Beginning Investment    (realized and  Investment  (net investment      (realized
        of Period     Income      unrealized)  Activities          income)     net gains)
------------------------------------------------------------------------------------------

High Yield Portfolio (Commencement of Investment Class Operations 5/21/96)
2004       $ 5.31      $0.41+++        $ 0.21      $ 0.62          ($ 0.31)        $   --
2003         4.41       0.45+++          0.76        1.21            (0.31)            --
2002         5.75       0.53+++         (1.16)      (0.63)           (0.71)            --
2001         7.87       0.77+++         (1.96)      (1.19)           (0.93)            --
2000         8.78       0.88+++         (0.89)      (0.01)           (0.90)            --
------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio (Commencement of Institutional Class Operations 9/29/87)#
2004       $11.26      $0.33+++        $ 0.14      $ 0.47          ($ 0.47)        $   --
2003        11.46       0.32+++          0.19        0.51            (0.51)         (0.20)
2002        11.15       0.44+++          0.42        0.86            (0.55)            --
2001        10.46       0.65+++          0.73        1.38            (0.69)            --
2000        10.55       0.71+++         (0.12)       0.59            (0.68)            --
------------------------------------------------------------------------------------------
Balanced Portfolio (Commencement of Investment Class Operations 4/03/97)
2004       $10.13      $0.17+++        $ 0.78      $ 0.95          ($ 0.19)        $   --
2003         8.76       0.18+++          1.48        1.66            (0.29)            --
2002        10.61       0.23+++         (1.78)      (1.55)           (0.30)            --
2001        13.37       0.34+++         (2.08)      (1.74)           (0.35)         (0.67)
2000        13.82       0.42+++          1.45        1.87            (0.43)         (1.89)
------------------------------------------------------------------------------------------

Notes to the Financial Highlights
  *Annualized.
***Amounts for the period from October 1, 1999 to June 1, 2000 are unaudited.
  +For the respective periods ended September 30, the Ratio of Expenses to
   Average Net Assets for the Portfolios listed above excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to
   Average Net Assets would be as listed below for the respective periods.
^The Portfolio's turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio's current year turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case in past years. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.
+++Per share amounts for the year are based on average shares outstanding.
#For the Equity Portfolio, for the fiscal years ended September 30, 2001, 2002,
 2003 and 2004 the information provided is for the Institutional Class because the Investment Class has not been operational since June 1, 2000. For the U.S.
 Core Fixed Income Portfolio, the information provided for all of the periods shown is Institutional Class information because the Investment Class is not operational. The Institutional Class information provided does not include expenses that are specific to the Investment Class.

------------------------------------------------------------------------------------------------
                               Ratio of Expenses to Average Net Assets including Expense Offsets
------------------------------------------------------------------------------------------------
Portfolio                        2000         2001         2002          2003         2004

Equity (not currently open)#   0.76%*        0.62%        0.66%        0.62%@        0.66%
------------------------------------------------------------------------------------------------
U.S. Mid Cap Value             1.00          1.00         1.04         1.02@         1.05
------------------------------------------------------------------------------------------------
Value                          0.75          0.76         0.79         0.77@         0.78
------------------------------------------------------------------------------------------------
Core Plus Fixed Income         0.62          0.62         0.65         0.65          0.65
------------------------------------------------------------------------------------------------
High Yield                     0.70          0.71         0.73         0.75@         0.76
------------------------------------------------------------------------------------------------
U.S. Core Fixed Income (not
 currently open)#              0.50          0.50         0.50         0.50@         0.50
------------------------------------------------------------------------------------------------
Balanced                       0.72          0.72         0.74         0.75@         0.77
------------------------------------------------------------------------------------------------

*Annualized.
++For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of
  Expenses to Average Net Assets including these waived and/or reimbursed amounts are listed below.
@In addition, includes the effect of refund of filing fees.
#For the Equity Portfolio, for the fiscal years ended September 30, 2001, 2002,
 2003 and 2004 the information provided is for the Institutional Class because the Investment Class has not been operational since June 1, 2000. For the U.S.
 Core Fixed Income Portfolio, the information provided for all of the periods shown is Institutional Class information because the Investment Class is not operational. The Institutional Class information provided does not include expenses that are specific to the Investment Class.

32

  Investment Class Prospectus

  January 31, 2005

                                    Net Assets-    Ratio of    Ratio of
                  Net Asset              End of    Expenses  Net Income  Portfolio
        Total        Value-   Total      Period  to Average  to Average   Turnover
Distributions End of Period  Return (thousands) Net Assets+  Net Assets       Rate

--------------------------------------------------------------------------------------

      ($0.31)        $ 5.62  12.07%    $  1,129        0.76%       7.55%        89%
       (0.31)          5.31  28.69        1,329        0.76        8.90         97
       (0.71)          4.41 (12.54)       6,890        0.74        9.98         79
       (0.93)          5.75 (16.42)       9,603        0.72       11.32         67
       (0.90)          7.87  (0.40)      10,151        0.71       10.43         55
--------------------------------------------------------------------------------------
      ($0.47)        $11.26   4.33%    $226,555        0.50%       2.94%       371%/^/
       (0.71)         11.26   4.61      320,036        0.50        2.82        109
       (0.55)         11.46   7.98      310,546        0.50        3.89         86
       (0.69)         11.15  13.68      195,467        0.51        6.04         86
       (0.68)         10.46   5.88      181,884        0.51        6.86         51
--------------------------------------------------------------------------------------
      ($0.19)        $10.89   9.43%    $  3,117        0.77%       1.59%       208%/^/
       (0.29)         10.13  19.28        8,209        0.75        2.02         84
       (0.30)          8.76 (15.03)       4,925        0.74        2.22        133
       (1.02)         10.61 (13.65)       6,284        0.73        2.83        157
       (2.32)         13.37  14.59        8,085        0.73        3.13        162
--------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                       Ratio of Expenses to Average Net Assets Before Expenses
                                       Waived/Reimbursed by Adviser:
----------------------------------------------------------------------------------------------
Portfolio                               2000       2001        2002       2003       2004

U.S. Core Fixed Income#                0.51%         --       0.53%      0.51%      0.52%
----------------------------------------------------------------------------------------------

             #Class not operational as of 9/30/04. The rate shown is that of the Portfolio's Institutional Class.

                                                                             33

Where to find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional
Information ("SAI"), dated January 31, 2005, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this
Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the
Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising of Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the
Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's
Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room call 1-202-942-8090); (2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail:
you may request documents, upon payment of a duplicating fee, by writing to
Securities and Exchange Commission, Public Reference Section, Washington, D.C.
20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

[LOGO] Morgan Stanley

2005 Annual Report
September 30, 2005

Morgan Stanley Institutional Fund Trust

Equity Portfolios

Equity

Mid Cap Growth

U.S. Mid Cap Value

U.S. Small Cap Value

Value

2005 Annual Report

September 30, 2005

Shareholder’s Letter	2
Investment Advisory Agreement Approval	3
Investment Overviews & Portfolios of Investments
Equity Portfolios:

Equity	8
Mid Cap Growth	13
U.S. Mid Cap Value	18
U.S. Small Cap Value	22
Value	27

Statements of Assets and Liabilities	32
Statements of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	36
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	48
Federal Income Tax Information	49
Trustee and Officer Information	50

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call 1 (800) 354-8185. Please read the prospectus carefully before you invest or send money. Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management’s website: www.morganstanley.com\im.

1

2005 Annual Report

September 30, 2005

Shareholder’s Letter

Dear Shareholders:

We are pleased to present to you the Fund’s Annual Report for the year ended September 30, 2005. Our Fund currently consists of 17 portfolios. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), and fixed income (e.g., short, medium, and long duration; investment grade and high yield).

Significant Developments

On September 12, 2005, Mitch Merin, President and Chief Operating Officer of Morgan Stanley Investment Management Inc. and President of the Fund, announced his intention to retire.  I, Ronald E. Robison, Managing Director, will serve as President and Principal Executive Officer of the Fund.

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
President and Principal Executive Officer
October 2005

2

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (unaudited)

EQUITY PORTFOLIOS

The Board considered the following with respect to each Portfolio:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (“ECN”).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but

3

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

The Board considered the following with respect to the Equity Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for the three- and five-year periods but better for the one-year period. The Adviser informed the Board that it had changed the portfolio manager at the end of September 2003 in an effort to improve performance and that performance had improved during the most recent year. The Board concluded that the Portfolio’s performance was improving and that the Adviser’s actions were reasonably designed to improve performance.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

4

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

The Board considered the following with respect to the Mid-Cap Growth Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable portfolios selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for the five-year period but better for the one- and three-year periods. The Board concluded that the Portfolio’s overall performance was satisfactory.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board also reviewed the level of the Portfolio’s management fee and concluded that the fee, compared to the Portfolio’s expense peer group, was sufficiently low that the Board did not need to consider adding breakpoints at this time.

The Board considered the following with respect to the U.S. Mid Cap Value Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable portfolios selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for the three- and five-year periods but better for the one-year period. The Board considered that performance had improved in the last year from the two prior periods and discussed the reasons for the improved performance.  The Board concluded that the Portfolio’s performance was improving and was now competitive with that of its performance peer group.

5

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

The Board considered the following with respect to the U.S. Small Cap Value Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for the three- and five-year periods but higher than the performance peer group for the one-year period. The Adviser informed the Board that it had changed the portfolio manager at the end of September 2003 in an effort to improve performance and performance against the peer group improved during the most recent year. The Board concluded that the Portfolio’s performance was improving and that the Adviser’s actions were reasonably designed to improve performance.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

6

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

The Board considered the following with respect to the Value Portfolio:

Performance Relative to Comparable Portfolios Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable portfolios selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was better than its performance peer group average for all three periods. The Board concluded that the Portfolio’s performance was satisfactory.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Portfolios Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for portfolios, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the portfolios included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

The Board considered the following with respect to each Portfolio:

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of each Portfolio and its respective shareholders to approve renewal of the Management Agreement with respect to each Portfolio for another year.

7

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Equity Portfolio

The Equity Portfolio is Morgan Stanley Investment Management’s core-equity fund. Our goal for core equity investing is to seek above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $1 billion. The Portfolio may invest, to a limited extent, in stocks of small companies and foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class had a total return of 19.76% compared to 16.69% for the Russell 1000 Value Index (the “Index”) and 12.24% for the S&P 500 Index.

Factors Affecting Performance

•          The Portfolio outperformed the Index. Stock selection and sector allocation were additive throughout the period.

•          All sectors represented in the Portfolio advanced during the period. The financials sector, the Portfolio’s largest absolute sector weight and largest underweight relative to the Russell 1000 Value Index, was the Portfolio’s best performing group. In particular, diversified financial companies-especially those with capital markets exposure and involvement in fixed income trading and merger-and-acquisition activity-boosted the Portfolio’s return. Interest-rate sensitivity was also an important factor in driving returns in the financials sector.

•          The Portfolio had limited exposure to the banking sector, which had flagging performance, for example, as the yield curve continued to flatten (thus reducing the difference between short- and long-term rates), investors avoided banks, which profit from the spread.

•          In contrast, insurance stocks are not as interest-rate sensitive. Here, our value-conscious discipline led us to invest with conviction in a number of strong-performing insurance stocks.

•          Healthcare holdings were also notable. Within this sector, the Portfolio owned mostly pharmaceutical stocks, many of which began to turn around during the period. Positive sentiment surrounding promising new drugs in development, highly anticipated drug launches, and positive legal news helped spur a rally in pharmaceutical shares.

•          On an absolute basis, no sector in the Portfolio produced a negative return. However, relative to the Index, the Portfolio’s return was somewhat dampened by an underweight in energy. While the Portfolio did maintain some exposure to the energy sector, we believe the risk/reward profiles of many energy stocks are less attractive based on our analysis of long-term company fundamentals.

•          The consumer staples sector was also a drag on relative returns, as the Portfolio owned names that underperformed those in the Index.

•          In utilities, the Portfolio was underweighted versus the benchmark, which hurt relative performance. In particular, electric utilities displayed strong correlation to energy prices which pushed their valuations to levels that does not fit with our value discipline.

Management Strategies

•          During the 12-month period, the stock market performed well. Investors had many reasons to be optimistic: The economy progressed at a moderate clip, companies generally met or exceeded their earnings targets, and core inflation remained tame. Increased merger-and-acquisition activity and several high-profile initial public offerings boosted interest in stocks. Despite little relief from high prices at the gas pump, consumers, for the most part, continued to spend.

•          However, pockets of volatility and poorer sentiment were not uncommon. The market’s most significant uncertainties continued to be the high price of crude oil and the rising interest rate environment. Energy prices skyrocketed, driven by tight supply, rising demand (especially from China and India), and geopolitical instability. Hurricanes Katrina and Rita intensified concerns about oil and natural gas production and the impact that rising prices would have on consumer spending. The Federal Open Market Committee continued its series of interest rate increases, disappointing some investors who believed a prolonged monetary tightening policy could potentially stifle the economy’s growth.

•          In this environment, value stocks, the Portfolio’s mainstay, outperformed growth stocks. On a sector basis, energy led the market as the supply-demand imbalance kept energy prices soaring. Economically sensitive sectors such as materials did not fare so well, as investors began to anticipate an economic slowdown. The consumer discretionary sector also suffered from negative sentiment.

8

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Equity Portfolio

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

*       Minimum Investment

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 1000 Value Index(1), the S&P 500 Index(2), the Lipper Large-Cap Core Funds Index(3) and Lipper Large- Cap Value Funds Index(4)

	Total Returns(5)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(7)

Portfolio — Institutional Class(6)	19.76%	(1.75)%	8.40%	12.25%
Russell 1000 Value Index	16.69	5.76	11.52	13.70
S&P 500 Index	12.24	(1.49)	9.49	12.85
Lipper Large-Cap Core Funds Index	11.47	(2.75)	8.08	11.36
Lipper Large-Cap Value Funds Index	13.50	1.96	9.15	12.26

(1)	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
(2)

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(3)

The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Core Funds classification.

(4)

The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Value Funds classification.

(5)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(6)	Commenced operations on November 14, 1984.
(7)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%

9

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Equity Portfolio

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending Account	During Period*
	Account	Value	April 1, 2005 —
	Value	September 30,	September 30,
	April 1, 2005	2005	2005

Institutional Class
Actual	$1,000.00	$1,087.50	$3.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.84	3.26

*  Expenses are equal to Institutional Class’ annualized expense ratio of 0.64% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

10

2005 Annual Report

September 30, 2005

Portfolio of Investments

Equity Portfolio

		Value
	Shares	(000)
Common Stocks (97.4%)
Consumer Discretionary (10.4%)
Clear Channel Communications, Inc.	109,590	$3,604
Honda Motor Co., Ltd. ADR	(c)65,480	1,860
Kohl’s Corp.	(a)30,430	1,527
McDonald’s Corp.	30,980	1,038
Office Depot, Inc.	(a)11,650	346
Target Corp.	15,490	804
Time Warner, Inc.	251,910	4,562
Viacom, Inc., Class B	58,770	1,940
Walt Disney Co.	112,490	2,714
		18,395
Consumer Staples (9.1%)
Altria Group, Inc.	33,310	2,455
Cadbury Schweppes plc ADR	(c)45,170	1,840
Coca-Cola Co. (The)	63,640	2,749
Diageo plc ADR	(c)22,750	1,320
Kraft Foods, Inc., Class A	(c)6,900	211
Procter & Gamble Co.	16,050	954
Unilever N.V. (NY Shares)	(c)59,060	4,220
Wal-Mart Stores, Inc.	54,860	2,404
		16,153
Energy (10.0%)
BP plc ADR	44,190	3,131
ConocoPhillips	50,490	3,530
Exxon Mobil Corp.	32,340	2,055
Royal Dutch Shell plc ADR	45,770	3,004
Schlumberger Ltd.	40,750	3,438
Valero Energy Corp.	22,780	2,576
		17,734
Financials (22.3%)
Aegon N.V. (NY Shares)	(c)48,100	717
Bank of America Corp.	59,170	2,491
Charles Schwab Corp. (The)	174,990	2,525
Chubb Corp.	33,670	3,015
Citigroup, Inc.	92,680	4,219
Freddie Mac	51,700	2,919
Goldman Sachs Group, Inc.	8,850	1,076
Hartford Financial Services Group, Inc.	(c)19,150	1,478
JPMorgan Chase & Co.	144,431	4,901
Lehman Brothers Holdings, Inc.	24,700	2,877
Marsh & McLennan Cos., Inc.	18,400	559
MBNA Corp.	22,300	549
Merrill Lynch & Co., Inc.	67,610	4,148
PNC Financial Services Group, Inc.	30,020	1,742
Prudential Financial, Inc.	23,940	1,617
St. Paul Travelers Cos., Inc. (The)	69,174	3,104
State Street Corp.	32,450	1,587
		39,524
Health Care (17.5%)
Applera Corp. - Applied Biosystems Group	27,070	629
Bausch & Lomb, Inc.	26,080	2,104
Boston Scientific Corp.	(a)14,500	339
Bristol-Myers Squibb Co.	212,450	5,111
Chiron Corp.	(a)(c)48,170	$2,101
CIGNA Corp.	26,530	3,127
Eli Lilly & Co.	49,550	2,652
GlaxoSmithKline plc ADR	(c)33,650	1,726
Roche Holding AG ADR	59,040	4,117
Sanofi-Aventis ADR	53,800	2,235
Schering-Plough Corp.	197,520	4,158
Wyeth	61,630	2,852
		31,151
Industrials (6.9%)
General Electric Co.	115,260	3,881
Ingersoll-Rand Co., Ltd., Class A	38,580	1,475
Norfolk Southern Corp.	6,000	243
Northrop Grumman Corp.	36,890	2,005
Parker Hannifin Corp.	3,280	211
Raytheon Co.	48,300	1,836
Siemens AG	33,300	2,575
		12,226
Information Technology (7.0%)
Hewlett-Packard Co.	92,780	2,709
Intel Corp.	92,300	2,275
Micron Technology, Inc.	(a)144,090	1,917
Motorola, Inc.	120,360	2,659
Symantec Corp.	(a)126,620	2,869
		12,429
Materials (6.0%)
Bayer AG ADR	(c)157,530	5,797
Dow Chemical Co. (The)	37,600	1,567
Lanxess AG	(a)16,819	501
Newmont Mining Corp.	60,940	2,875
		10,740
Telecommunication Services (4.3%)
France Telecom S.A. ADR	58,700	1,688
Sprint Nextel Corp.	134,530	3,199
Verizon Communications, Inc.	84,840	2,773
		7,660
Utilities (3.9%)
American Electric Power Co., Inc.	48,710	1,934
Entergy Corp.	25,670	1,908
Exelon Corp.	18,221	973
FirstEnergy Corp.	42,210	2,200
		7,015
Total Common Stocks (Cost $151,969)		173,027

	Face
	Amount
	(000)
Short-Term Investments (9.0%)
Short-Term Debt Securities held as Collateral on Loaned Securities (6.6%)
Abbey National Treasury Services, 3.59%, 1/13/06	$ (h)232	232
ASAP Funding Ltd., 3.79%, 10/21/05	156	156
Atlantis One Funding, 3.66%, 11/1/05	112	112

The accompanying notes are an integral part of the financial statements.

11

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Equity Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Bank of New York,
3.70%, 4/4/06	$ (h)157	$157
3.83%, 10/28/05	(h)513	513
Barclays New York, 3.78%, 11/1/05	157	157
Bear Stearns,
3.78%, 6/15/06	(h)313	313
4.02%, 12/5/05	(h)138	138
Beta Finance, Inc., 3.67%, 10/21/05	267	267
Calyon, N.Y., 3.86%, 2/27/06	(h)125	125
CC USA, Inc.,
3.83%, 4/18/06	(h)157	157
3.99%, 10/28/05	(h)150	150
CIC, N.Y., 3.72%, 2/13/06	(h)470	470
Citigroup Funding, Inc., 3.86%, 10/7/05	313	313
Dekabank Deutsche Girozentrale, 3.61%, 5/19/06	(h)319	319
Deutsche Bank Securities, Inc., 3.96%, 10/3/05	2,307	2,307
Dorada Finance, Inc.,
3.74%, 11/10/05	143	143
3.75%, 11/14/05	112	112
3.93%, 11/30/05	342	342
Dresdner Bank, N.Y., 3.65%, 10/11/05	125	125
Fortis Bank, New York, 3.79%, 10/25/05	317	317
Goldman Sachs Group LP, 3.75%, 2/15/06	(h)157	157
Grampian Funding LLC, 3.79%, 12/8/05	93	93
K2 (USA) LLC,
3.74%, 2/15/06	(h)144	144
3.83%, 10/24/05-4/25/06	(h)601	601
Links Finance LLC,
3.81%, 2/27/06	(h)188	188
3.83%, 10/27/05-4/18/06	(h)470	470
Marshall & Ilsley Bank, 3.97%, 12/29/05	(h)438	438
Nationwide Building Society,
3.71%, 1/13/06	(h)251	251
4.03%, 10/2/06	(h)363	363
Procter & Gamble Co., 3.77%, 10/31/06	(h)128	128
Rabobank USA Financial Corp., 3.89%, 10/3/05	344	344
Sheffield Receivable Corp., 3.78%, 10/25/05	156	156
Sigma Finance, Inc. 3.84%, 3/22/06	(h)313	313
SLM Corp., 3.80%, 10/31/06	(h)313	313
Tango Finance Corp., 3.83%, 3/22/06	(h)263	263
Unicredito London, 3.62%, 10/27/05	155	155
Wachovia Bank N.A., 3.80%, 10/2/06	(h)313	313
		11,615
Repurchase Agreement (2.4%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $4,278	(f)4,277	4,277
Total Short-Term Investments (Cost $15,892)		15,892
Total Investments (106.4%) (Cost $167,861) — Including $11,483 of Securities Loaned		188,919
Liabilities in Excess of Other Assets (-6.4%)		(11,312)
Net Assets (100%)		$177,607

(a)	Non-income producing security
(c)	All or a portion of security on loan at September 30, 2005.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2005.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

12

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio seeks long-term capital growth. The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class had a total return of 27.11% versus 23.47% for the Russell Mid Cap Growth Index (the “Index”).

Factors Affecting Performance

•                          The Portfolio’s outperformance was attributable to favorable stock selection relative to the Index.  Stock selection was strongest in energy, followed by financial services and technology.

•                          Strong stock selection and an underweight relative to the Index in financial services contributed positively.  The utilities sector contributed positively due to stock selection and an overweight position versus the Index, as well as strong stock selection in the energy sector.

•                          Negative stock selection and a sector underweight in health care, as well as a sector overweight in consumer discretionary, was disadvantageous.

•                          Consumer discretionary was the largest sector and the largest overweight relative to the Index in the Portfolio.

•                          Stock selection was ahead of the Index in all sectors excluding health care, which averaged approximately 14% of the Portfolio.

Management Strategies

•                          It is our goal for the Portfolio to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment.

•                          We continue to focuses on companies we believe have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies.

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

Comparison of the Change in Value of a $500,000* Investment
Since Commencement of Offering

*                 Minimum Investment

**          Commenced offering on January 31, 1997.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception date and will be negatively impacted by additional fees assessed to this class.

13

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Mid Cap Growth Portfolio

Performance Compared to the Russell Mid Cap Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)

Portfolio — Institutional Class (4)	27.11%	(4.79)%	12.97%	15.07%
Russell Mid Cap Growth Index	23.47	(4.50)	9.10	11.45
Lipper Mid-Cap Growth Funds Index	20.92	(6.30)	7.05	10.73
Portfolio — Adviser Class(5)	26.77	(5.02)	—	11.55
Russell Mid Cap Growth Index	23.47	(4.50)	—	7.77
Lipper Mid-Cap Growth Funds Index	20.92	(6.30)	—	5.97

(1)

The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

(2)

The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Mid-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on March 30, 1990.
(5)	Commenced offering on January 31, 1997.
(6)

For comparative purposes, average annual since inception returns listed for the index refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2005—
	Account Value	September 30,	September 30,
	April 1, 2005	2005	2005
Institutional Class
Actual	$1,000.00	$1,147.70	$3.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.98	3.12

Adviser Class
Actual	1,000.00	1,146.20	4.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.73	4.39

*  Expenses are equal to Institutional Class’ and Adviser Class’ annualized expense ratios of 0.62% and 0.87%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Mid Cap Growth Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*                                         Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

15

2005 Annual Report

September 30, 2005

Portfolio of Investments

Mid Cap Growth Portfolio

		Value
	Shares	(000)
Common Stocks (99.0%)
Auto & Transportation (6.5%)
C.H. Robinson Worldwide, Inc.	682,277	$43,748
Expeditors International Washington, Inc.	739,400	41,983
Harley-Davidson, Inc.	487,600	23,619
		109,350
Consumer Discretionary (38.2%)
Activision, Inc.	(a)1,291,533	26,412
BJ’s Wholesale Club, Inc.	(a)583,400	16,218
Career Education Corp.	(a)595,900	21,190
Cheesecake Factory (The)	(a)509,850	15,928
Chico’s FAS, Inc.	(a)483,646	17,798
ChoicePoint, Inc.	(a)371,961	16,058
Corporate Executive Board Co.	789,400	61,557
Expedia, Inc.	(a)464,100	9,194
Gaylord Entertainment Co.	(a)327,000	15,582
Getty Images, Inc.	(a)691,393	59,487
International Game Technology	1,791,804	48,379
International Speedway Corp., Class A	396,400	20,799
Iron Mountain, Inc.	(a)1,119,771	41,096
ITT Educational Services, Inc.	(a)439,774	21,703
Lamar Advertising Co., Class A	(a)558,168	25,318
Monster Worldwide, Inc.	(a)1,494,900	45,908
P.F. Chang’s China Bistro, Inc.	(a)506,990	22,728
Penn National Gaming, Inc.	(a)597,900	18,601
SCP Pool Corp.	413,700	14,451
Station Casinos, Inc.	547,200	36,312
Strayer Education, Inc.	319,500	30,199
Tractor Supply Co.	(a)452,483	20,656
Weight Watchers International, Inc.	(a)286,000	14,752
Wynn Resorts Ltd.	(a)593,705	26,806
		647,132
Consumer Staples (1.5%)
Loews Corp. - Carolina Group (Tracking Stock)	636,900	25,240
Energy - Other (9.9%)
Questar Corp.	252,000	22,206
Southwestern Energy Co.	(a)536,458	39,376
Ultra Petroleum Corp.	(a)1,852,580	105,375
		166,957
Financial Services (9.2%)
Ameritrade Holding Corp.	(a)857,500	18,419
Brascan Corp., Class A	420,000	19,572
Brown & Brown, Inc.	344,600	17,123
Calamos Asset Management, Inc., Class A	914,303	22,565
CB Richard Ellis Group, Inc., Class A	(a)365,600	17,988
Chicago Mercantile Exchange Holdings, Inc.	136,825	46,151
White Mountains Insurance Group Ltd.	24,562	14,835
		156,653
Health Care (11.0%)
Dade Behring Holdings, Inc.	1,062,200	38,940
DaVita, Inc.	(a)344,200	15,857
Gen-Probe, Inc.	(a)368,400	18,217
Inamed Corp.	(a)347,000	26,261
Kinetic Concepts, Inc.	(a)256,614	$14,576
Patterson Cos., Inc.	(a)368,343	14,745
Stericycle, Inc.	(a)691,262	39,506
Techne Corp.	(a)304,400	17,345
		185,447
Materials & Processing (2.9%)
Cameco Corp.	318,600	17,045
Rinker Group Ltd. ADR	289,900	18,441
St. Joe Co. (The)	208,344	13,011
		48,497
Producer Durables (3.3%)
Desarrolladora Homex SA de CV. ADR	(a)769,140	23,620
NVR, Inc.	(a)37,051	32,788
		56,408
Technology (12.8%)
Crown Castle International Corp.	(a)1,668,247	41,089
Freescale Semiconductor, Inc.	(a)632,600	14,809
Lexmark International, Inc., Class A	(a)388,800	23,736
Marvell Technology Group Ltd.	(a)576,604	26,587
Netease.com. ADR	(a)185,500	16,697
Red Hat, Inc.	(a)1,155,300	24,481
Salesforce.com, Inc.	(a)1,178,300	27,242
Shanda Interactive Entertainment Ltd. ADR	(a)398,100	10,769
SINA Corp.	(a)369,000	10,148
Tessera Technologies, Inc.	(a)688,200	20,584
		216,142
Utilities (3.7%)
NII Holdings, Inc.	(a)745,660	62,971
Total Common Stocks (Cost $1,385,819)		1,674,797

	Face
	Amount
	(000)

Short-Term Investment (1.2%)
Repurchase Agreement (1.2%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $20,845 (Cost $20,839)	$ (f)20,839	20,839
Total Investments (100.2%) (Cost $1,406,658)		1,695,636
Liabilities in Excess of Other Assets (-0.2%)		(3,757)
Net Assets (100%)		$1,691,879

The accompanying notes are an integral part of the financial statements.

16

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Mid Cap Growth Portfolio

(a)	Non-income producing security
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

17

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

U.S. Mid Cap Value Portfolio

The U.S. Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Mid Cap Value Index. The Portfolio may purchase stocks that typically do not pay dividends.  Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class had a total return of 21.86% compared to 26.13% for the Russell Mid Cap Value Index (the “Index”)

Factors Affecting Performance

•          The Portfolio trailed the Index due to stock selection while sector allocation was positive.

•          On an absolute basis, energy holdings added the most to the Portfolio’s overall return. Refining companies led the group, driven by the wider profit margins gained from the high price and a significant price differential between grades of crude oil. These companies’ budgets were structured based on oil prices estimated in the $25 to $30 per barrel range. As crude climbed considerably higher, the refiners were able to capture significantly higher than expected operating margins. Consumer discretionary stocks, including retailers and media stocks, benefited from strong consumer trends and a renewed focus on advertising spending.

•          Stock selection in the financials sector also served the Portfolio well. Our investment process steered the Portfolio away from stocks with increased interest rate exposure, such as banks. (As the difference between long-term and short-term rates narrows, as occurred during the period banks’ profit margins shrink.) Instead, the Portfolio favored insurance stocks and brokerage stocks.

•          The Portfolio underperformed the Index primarily due to stock selection within the healthcare and technology sectors. Although healthcare was a positive contributor to returns on an absolute basis, the Portfolio favored pharmaceutical stocks over healthcare services. While in the Index, healthcare services outperformed pharmaceuticals. The Portfolio also owned hardware and equipment stocks and software and services stocks that lagged those included in the Index. Technology stocks were the Portfolio’s most significant detractor, on an absolute basis.

Management Strategies

•          During the 12 month period, mid cap value stocks generated strong gains relative to other areas of the stock market. The Index returned over 26 percent for the period, outperforming both large- and small-cap value stocks, as well as growth-style stocks.

•          Although companies across the board demonstrated sustained earnings growth and healthier profits, and consumers continued to defy expectations with robust spending habits, the climate was unsettled and changing. As the reporting period began, investors were concerned about the pace of economic growth, oil prices, and the prospect of future interest rate increases. An uncertain geopolitical landscape and the looming presidential election added to investor anxiety. The climate improved during the final months of 2004. The presidential election passed without major incident, investors refocused on moderate economic growth, and improved corporate profits. Growing optimism led to a brisk rally in November and December.

•          Investor sentiment deteriorated in the opening months of 2005, as the rally gave way to profit taking. Crude oil surged, contributing to renewed inflation fears. As the Federal Open Market Committee (the “Fed”) continued to raise the federal funds target rate and leading auto manufacturers stumbled, the pace of economic growth seemed more questionable. Nonetheless, the market regained its momentum during the late spring and early summer, helped by favorable economic data, consumer confidence corporate earnings and tempered inflationary concerns. However, the final weeks of the period saw another retreat, however. An additional Fed tightening and rising fuel costs renewed concerns about future corporate profitability and consumer spending. Uncertainty reached heightened levels during the final days of the period, as Hurricanes Katrina and Rita caused immeasurable devastation to the Gulf Coast region.

18

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

U.S. Mid Cap Value Portfolio

Comparison of the Change in Value of a $5 Million* Investment
Since Inception

Comparison of the Change in Value of a $5 Million* Investment
Since Commencement of Offering

Comparison of the Change in Value of a $500,000* Investment
Since Commencement of Offering

*	Minimum Investment
**	Commenced offering on May 10, 1996.
***	Commenced offering on July 17, 1998.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Russell Mid Cap Value Index(1) and the Lipper Mid-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(7)

Portfolio — Institutional Class(4)	21.86%	3.78%	14.00%	16.12%
Russell Mid Cap Value Index	26.13	13.95	14.01	15.68
Lipper Mid-Cap Core Funds Index	19.44	4.14	10.94	12.39
Portfolio — Investment Class(5)	21.67	3.62	—	12.96
Russell Mid Cap Value Index	26.13	13.95	—	13.69
Lipper Mid-Cap Core Funds Index	19.44	4.14	—	10.19
Portfolio — Adviser Class(6)	21.52	3.52	—	7.16
Russell Mid Cap Value Index	26.13	13.95	—	10.34
Lipper Mid-Cap Core Funds Index	19.44	4.14	—	8.04

(1)

The Russell Mid Cap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

(2)

The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Mid-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary

19

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

U.S. Mid Cap Value Portfolio

and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)	Commenced operations on December 30, 1994.
(5)	Commenced offering on May 10, 1996.
(6)	Commenced offering on July 17, 1998.
(7)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Investment Class), distribution (12b-1) fees (in the case of Adviser Class);  and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2005 —
	Account Value	September 30,	September 30,
	April 1, 2005	2005	2005
Institutional Class
Actual	$1,000.00	$1,092.00	$4.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.64	4.47

Investment Class
Actual	1,000.00	1,091.10	5.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.89	5.23

Adviser Class
Actual	1,000.00	1,090.30	5.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.40	5.72

*  Expenses are equal to Institutional Class’, Investment Class’ and Adviser Class’ annualized expense ratios of 0.88%, 1.03% and 1.13%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

20

2005 Annual Report

September 30, 2005

Portfolio of Investments

U.S. Mid Cap Value Portfolio

	Shares	Value (000)
Common Stocks (94.5%)
Consumer Discretionary (18.2%)
Dollar General Corp.	147,120	$2,698
Newell Rubbermaid, Inc.	129,650	2,937
Office Depot, Inc.	(a)122,810	3,647
Outback Steakhouse, Inc.	89,970	3,293
Scholastic Corp.	(a)142,900	5,282
Snap-On, Inc.	95,280	3,442
Valassis Communications, Inc.	(a)79,950	3,116
Warner Music Group Corp.	(a)249,080	4,610
		29,025
Consumer Staples (4.8%)
Tyson Foods, Inc., Class A	244,920	4,421
UST, Inc.	77,100	3,227
		7,648
Energy (5.7%)
Amerada Hess Corp.	22,920	3,152
Cooper Cameron Corp.	(a)50,390	3,725
Valero Energy Corp.	20,240	2,288
		9,165
Financials (23.0%)
A.G. Edwards, Inc.	65,640	2,876
ACE Ltd.	81,420	3,832
Charles Schwab Corp. (The)	83,660	1,207
Conseco, Inc.	(a)194,880	4,114
Hudson City Bancorp Inc.	276,540	3,291
KKR Financial Corp. REIT	164,120	3,650
Lazard Ltd	156,750	3,966
Northern Trust Corp.	75,200	3,801
PMI Group, Inc. (The)	113,010	4,506
Sovereign Bancorp, Inc.	171,950	3,790
Streettracks Gold Trust	(a)36,220	1,692
		36,725
Health Care (13.2%)
Applera Corp. - Applied Biosystems Group
(Tracking Stock)	236,010	5,485
Bausch & Lomb, Inc.	38,450	3,102
Chiron Corp.	(a)86,050	3,754
Mylan Laboratories, Inc.	157,770	3,039
Watson Pharmaceuticals, Inc.	(a)157,070	5,750
		21,130
Industrials (12.5%)
Fluor Corp.	56,280	3,623
Goodrich Corp.	73,500	3,259
Hubbell, Inc., Class B	30,320	1,423
Manpower, Inc.	92,690	4,114
Southwest Airlines Co.	379,040	5,629
York International Corp.	33,990	1,906
		19,954
Information Technology (3.5%)
BISYS Group, Inc. (The)	(a)196,850	2,644
Symbol Technologies, Inc.	7,536	73
Tech Data Corp.	(a)79,750	$2,927
		5,644
Materials (5.0%)
Albemarle Corp.	22,000	829
International Flavors & Fragrances, Inc.	112,140	3,997
Sealed Air Corp.	(a)64,790	3,075
		7,901
Telecommunication Services (4.0%)
CenturyTel, Inc.	105,350	3,685
New Skies Satellites Holdings Ltd.	69,320	1,459
PanAmSat Holding Corp.	52,790	1,278
		6,422
Utilities (4.6%)
Constellation Energy Group, Inc.	68,690	4,231
Wisconsin Energy Corp.	75,820	3,027
		7,258
Total Common Stocks (Cost $131,555)		150,872

	Face
	Amount
	(000)
Short-Term Investment (5.6%)
Repurchase Agreement (5.6%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $8,864 (Cost $8,861)	$ (f)8,861	8,861
Total Investments (100.1%) (Cost $140,416)		159,733
Liabilities in Excess of Other Assets (-0.1%)		(95)
Net Assets (100%)		$159,638

(a)	Non-income producing security
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

21

.

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell 2000 Value Index. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class had a total return of 19.83%, compared to 17.75% for the Russell 2000 Value Index (the “Index”).

Factors Affecting Performance

•          The U.S. equity markets began the period on a strong note, as the first 3 months of the fiscal year witnessed solid broad-based returns.  Investors reacted favorably to a decline in crude-oil prices and the Presidential election’s swift and decisive outcome.  Increased merger and IPO activity also contributed to positive investor sentiment.

•          Stocks gave back some of their gains beginning in January, as oil prices rose and producer and consumer price data reignited inflation concerns.  Additionally, hawkish comments from the Federal Open Market Committee (the “Fed”) raised concern among investors that the Fed’s inflation outlook could result in a more aggressive pace of interest rate increases than was originally anticipated.

•          Stocks rose again from May though July, as economic data appeared to improve.  A continuation of high-profile restructuring and merger & acquisitions activity contributed to market strength, as did improving consumer sentiment.  Also, relatively benign inflation data added to hopes that the Fed was nearing the end of its current tightening cycle.

•          However, stocks lost momentum in August and September to end the fiscal year on a lackluster note.  Oil prices garnered the lion’s share of attention, with the commodity hitting a series of nominal record highs.  A number of factors contributed to the increases, including refinery outages, geopolitical issues, and damage to the U.S. energy infrastructure caused by hurricane activity.  In response to rising energy prices, consumer confidence fell and investors grew increasingly concerned about the prospects for consumer spending, given the sharp rise in prices for gasoline, natural gas, and home heating oil.  The Fed raised short-term interest rates for the 11th time in 15 months, and gave indications that additional rate increases were likely.  The period ended with investors attempting to assess the economic after-effects of Hurricanes Katrina and Rita.

•          During the period, small- and mid-cap stocks generally outperformed their large-cap counterparts.  Among small-cap stocks, growth and value performed about equally well.  The strongest performing sector within the Index by far was energy; heavy industry/transportation and utilities also performed well.  Consumer staples, basic resources, technology, and financial services lagged.

•          The Portfolio’s outperformance relative to the Index during the period was primarily due to stock selection, particularly within the heavy industry/transportation, consumer services, and technology sectors.  Sector allocation also had a positive impact, mainly due to an underweight in financial services and overweights in heavy industry/transportation and energy.

•          Detractors from relative performance included stock selection within basic resources, retail, and financial services.

Management Strategies

•          During the period, we reduced the Portfolio’s exposure to basic resources.  We maintained an underweight versus the Index in financial services for the duration of the fiscal year, but we continued to overweight insurance and reinsurance within that sector.

•          We increased exposure to consumer staples, moving to an overweight position relative to the Index, and technology.  We also increased the extent of the Portfolio’s overweight in heavy industry/transportation, primarily by adding to business services.

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

22

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

U.S. Small Cap Value Portfolio

Comparison of the Change in Value of a $500,000* Investment
Since Commencement of Offering

*                 Minimum Investment

**          Commenced offering on January 22, 1999.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Russell 2000 Value Index(1) and the Lipper Small-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)

Portfolio — Institutional Class(4)	19.83%	6.96%	12.46%	11.94%
Russell 2000 Value Index	17.75	15.18	13.33	12.25
Lipper Small-Cap Core Funds Index	17.89	7.90	10.91	—
Portfolio — Adviser Class(5)	19.49	6.68	—	9.41
Russell 2000 Value Index	17.75	15.18	—	13.35
Lipper Small-Cap Core Funds Index	17.89	7.90	—	10.75

(1)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)

The Lipper Small-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on July 1, 1986.
(5)	Commenced offering on January 22, 1999.
(6)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

23

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

U.S. Small Cap Value Portfolio

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending Account	During Period*
	Account	Value	April 1, 2005 —
	Value	September 30,	September 30,
	April 1, 2005	2005	2005
Institutional Class
Actual	$1,000.00	$1,093.10	$4.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.98	4.13

Adviser Class
Actual	1,000.00	1,091.70	5.58
Hypothetical (5% average annual return before expenses)	1,000.00	1019.73	5.39

*  Expenses are equal to Institutional Class’ and Adviser Class’ annualized expense ratios of 0.81% and 1.06%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*                                         Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

24

2005 Annual Report

September 30, 2005

Portfolio of Investments

U.S. Small Cap Value Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
Basic Resources (5.7%)
Albany International Corp., Class A	147,000	$5,420
Cytec Industries, Inc.	132,200	5,735
Hercules, Inc.	(a)255,335	3,120
OM Group, Inc.	(a)155,700	3,134
Rock-Tenn Co., Class A	295,000	4,455
		21,864
Beverage & Household Products (1.1%)
Elizabeth Arden, Inc.	(a)200,200	4,320
Consumer Durables (2.2%)
General Cable Corp.	(a)231,500	3,889
La-Z-Boy, Inc.	211,600	2,791
LoJack Corp.	(a)90,308	1,909
		8,589
Consumer Services (8.0%)
Banta Corp.	96,100	4,890
Cenveo, Inc.	(a)293,300	3,042
Intrawest Corp.	343,000	9,364
Jackson Hewitt Tax Service, Inc.	204,100	4,880
R.H. Donnelley Corp.	(a)64,400	4,074
Sinclair Broadcast Group, Inc., Class A	480,000	4,258
		30,508
Energy (5.9%)
Denbury Resources, Inc.	(a)115,500	5,826
St. Mary Land & Exploration Co.	139,760	5,115
Superior Energy Services, Inc.	(a)214,030	4,942
Universal Compression Holdings, Inc.	(a)166,920	6,638
		22,521
Financial Services (21.2%)
Alabama National Bancorporation	29,000	1,854
Anthracite Capital, Inc. REIT	424,600	4,917
Central Pacific Financial Corp.	70,100	2,466
Collegiate Funding Services LLC	(a)268,000	3,969
Conseco, Inc.	(a)245,300	5,178
First Niagara Financial Group, Inc.	247,800	3,578
Greater Bay Bancorp.	75,100	1,851
Heritage Property Investment Trust REIT	91,900	3,217
Integra Bank Corp.	117,900	2,558
Kilroy Realty Corp. REIT	41,800	2,342
Max Re Capital Ltd.	166,940	4,138
MB Financial, Inc.	72,500	2,826
MeriStar Hospitality Corp. REIT	(a)406,300	3,710
NYMAGIC, Inc.	93,600	2,277
Parkway Properties, Inc. REIT	58,188	2,730
Platinum Underwriters Holdings Ltd.	161,600	4,830
ProAssurance Corp.	(a)135,451	6,322
Provident Bankshares Corp.	82,900	2,883
Provident New York Bancorp., Inc.	162,000	1,891
Reinsurance Group of America, Inc.	150,100	6,710
Triad Guaranty, Inc.	(a)100,800	3,953
United America Indemnity Ltd., Class A	(a)283,930	5,210
Westamerica Bancorporation	25,900	1,338
		80,748
Food & Tobacco (5.1%)
Corn Products International, Inc.	366,100	$7,384
Delta & Pine Land Co.	127,700	3,373
NBTY, Inc.	(a)234,300	5,506
Ralcorp Holdings, Inc.	77,200	3,236
		19,499
Health Care (4.8%)
Apria Healthcare Group, Inc.	(a)388,500	12,397
Bio-Rad Laboratories, Inc., Class A	(a)105,500	5,802
		18,199
Heavy Industry & Transportation (23.9%)
Acuity Brands, Inc.	235,860	6,998
Brink’s Co. (The)	131,100	5,383
CIRCOR International, Inc.	169,972	4,666
DRS Technologies, Inc.	146,200	7,216
Gartner, Inc.	(a)243,800	2,850
Geo Group, Inc. (The)	(a)176,500	4,677
Gevity HR, Inc.	264,400	7,202
Laidlaw International, Inc.	286,900	6,934
MAXIMUS, Inc.	183,800	6,571
Moog, Inc., Class A	(a)133,300	3,935
Pacer International, Inc.	333,600	8,794
ProQuest Co.	(a)128,000	4,634
School Specialty, Inc.	(a)46,700	2,278
TBC Corp.	(a)231,100	7,971
Tenneco Automotive Inc.	(a)28,500	499
Terex Corp.	(a)107,320	5,305
Watts Water Technologies, Inc., Class A	178,400	5,147
		91,060
Retail (5.1%)
AFC Enterprises, Inc.	(a)371,600	4,288
Central Garden & Pet Co.	(a)73,814	3,340
Denny’s Corp.	(a)1,088,500	4,517
Linens ‘N Things, Inc.	(a)130,200	3,477
Stage Stores, Inc.	138,600	3,724
		19,346
Technology (11.7%)
Adtran, Inc.	131,000	4,126
Belden CDT, Inc.	297,350	5,777
CCC Information Services Group	(a)209,039	5,462
Electronics for Imaging, Inc.	(a)236,700	5,430
EMS Technologies, Inc.	(a)144,500	2,365
Hummingbird Ltd.	(a)146,125	3,259
Intergraph Corp.	(a)137,000	6,125
Lipman Electronic Engineering Ltd.	(a)156,000	3,278
Methode Electonics, Inc.	220,100	2,536
MSC.Software Corp.	(a)409,500	6,329
		44,687
Utilities (3.7%)
AGL Resources, Inc.	125,600	4,661
PNM Resources, Inc.	144,550	4,144
Syniverse Holdings, Inc.	(a)109,100	1,680

The accompanying notes are an integral part of the financial statements.

25

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

U.S. Small Cap Value Portfolio

	Shares	Value (000)
Utilities (cont’d)
UGI Corp.	130,400	$3,671
		14,156
Total Common Stocks (Cost $304,233)		375,497

	Face
	Amount
	(000)
Short-Term Investment (1.9%)
Repurchase Agreement (1.9%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $7,125 (Cost $7,123)	$ (f)7,123	7,123
Total Investments (100.3%) (Cost $311,356)		382,620
Liabilities in Excess of Other Assets (-0.3%)		(1,089)
Net Assets (100%)		$381,531

(a)	Non-income producing security
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

26

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Value Portfolio

The Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing, seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class had a total return of 10.55% compared to a 12.24% return for the S&P 500 Index (“the Index”).

Factors Affecting Performance

•          Stock selection overall was a modestly positive influence on the Portfolio’s relative performance for the period.

•          Sector allocation was dilutive to results especially in the energy area where the Portfolio is underweighted relative to the Index, and in materials where it is overweighted.

•          Stock selection was most positive in the Portfolio’s energy stocks, and most dilutive in materials where the Portfolio’s paper stocks have performed poorly.

•          Trading activity in the Portfolio has been light, with the most significant change to the Portfolio’s sector weights being the reduction of energy stocks from an overweight at the beginning of the period to an underweight today. We maintained a significant overweight in large cap pharmaceuticals throughout the period.

Management Strategies

•          The Portfolio continues to incorporate stocks with what we believe to be reasonable valuations relative to our assessment of fair value.  As always, the process leads us to create and maintain positions due to our bottom-up assessment of attractive valuations.

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

Comparison of the Change in Value of a $1 Million* Investment
Since Commencement of Offering

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2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Value Portfolio

Comparison of the Change in Value of a $500,000* Investment
Since Commencement of Offering

*	Minimum Investment
**	Commenced offering on May 6, 1996.
***	Commenced offering on July 17, 1996.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the S&P 500 Index(1) , the Lipper Multi-Cap Value Funds Index(2) and the Lipper Large-Cap Value Funds Index(3)

	Total Returns(4)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(8)

Portfolio — Institutional Class(5)	10.55%	8.40%	9.53%	13.22%
S&P 500 Index	12.24	(1.49)	9.49	12.76
Lipper Multi-Cap Value Funds Index	15.42	6.81	10.15	12.20
Lipper Large-Cap Value Funds Index	13.50	1.96	9.15	12.17
Portfolio — Investment Class(6)	10.38	8.23	—	8.58
S&P 500 Index	12.24	(1.49)	—	8.90
Lipper Multi-Cap Value Funds Index	15.42	6.81	—	9.69
Lipper Large-Cap Value Funds Index	13.50	1.96	—	8.61
Portfolio — Adviser Class(7)	10.24	8.13	—	9.31
S&P 500 Index	12.24	(1.49)	—	9.16
Lipper Multi-Cap Value Funds Index	15.42	6.81	—	10.24
Lipper Large-Cap Value Funds Index	13.50	1.96	—	8.97

(1)

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(2)

The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Multi-Cap Value Funds classification.

(3)

The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Value Funds classification.

(4)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)	Commenced operations on November 5, 1984.
(6)	Commenced offering on May 6, 1996.
(7)	Commenced offering on July 17, 1996.
(8)

For comparative purposes, average annual since inception returns listed for the index refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Investment Class), distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended March 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

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2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Value Portfolio

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2005
	Account Value	September 30,	September 30,
	April 1, 2005	2005	2005
Institutional Class
Actual	$1,000.00	$1,018.80	$2.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.11	3.00

Investment Class
Actual	1,000.00	1,017.40	3.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.35	3.76

Adviser Class
Actual	1,000.00	1,017.00	4.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.85	4.26

*  Expenses are equal to Institutional Class’, Investment Class’ and Adviser Class’ annualized expense ratios of 0.59%, 0.74% and 0.84%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*                                         Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

29

2005 Annual Report

September 30, 2005

Portfolio of Investments

Value Portfolio

	Shares	Value (000)
Common Stocks (99.4%)
Consumer Discretionary (11.9%)
Best Buy Co., Inc.	(c)141,750	$6,170
Clear Channel Communications, Inc.	(c)1,072,900	35,288
Federated Department Stores, Inc.	178,760	11,954
Gannett Co., Inc.	61,700	4,247
Jones Apparel Group, Inc.	356,637	10,164
Liberty Media Corp., Class A	(a)2,315,700	18,641
Mattel, Inc.	542,100	9,042
Time Warner, Inc.	1,382,900	25,044
Tribune Co.	119,500	4,050
Viacom, Inc., Class B	631,400	20,843
Walt Disney Co.	1,174,900	28,350
		173,793
Consumer Staples (11.6%)
Altria Group, Inc.	446,400	32,904
Anheuser-Busch Cos., Inc.	(c)103,150	4,440
Coca-Cola Co. (The)	494,300	21,349
Kimberly-Clark Corp.	466,000	27,741
Kraft Foods, Inc., Class A	(c)722,300	22,095
Unilever N.V. (NY Shares)	485,500	34,689
Wal-Mart Stores, Inc.	598,700	26,235
		169,453
Energy (1.7%)
GlobalSantaFe Corp.	48,800	2,226
Halliburton Co.	90,600	6,208
Total S.A. ADR	(c)128,000	17,385
		25,819
Financials (25.4%)
Aflac, Inc.	95,700	4,335
AMBAC Financial Group, Inc.	110,300	7,948
American International Group, Inc.	182,900	11,333
Assurant, Inc.	(c)71,500	2,721
Bank of America Corp.	1,072,400	45,148
Bank of New York Co., Inc. (The)	366,000	10,764
Berkshire Hathaway, Inc., Class B	(a)(c)2,350	6,418
Chubb Corp.	(c)381,800	34,190
Citigroup, Inc.	923,700	42,047
Fannie Mae	115,500	5,177
Freddie Mac	1,017,400	57,443
Genworth Financial, Inc.	148,200	4,778
Hartford Financial Services Group, Inc.	31,700	2,446
JPMorgan Chase & Co.	353,400	11,991
Lehman Brothers Holdings, Inc.	28,900	3,366
Merrill Lynch & Co., Inc.	192,400	11,804
Metlife, Inc.	163,000	8,122
PNC Financial Services Group, Inc.	(c)425,200	24,670
St. Paul Travelers Cos., Inc. (The)	191,415	8,589
SunTrust Banks, Inc.	(c)41,600	2,889
Torchmark Corp.	300,300	15,865
Wachovia Corp.	328,900	15,652
Wells Fargo & Co.	591,700	34,656
		372,352
Health Care (19.5%)
AmerisourceBergen Corp.	(c)220,000	$17,006
Boston Scientific Corp.	(a)205,900	4,812
Bristol-Myers Squibb Co.	2,450,200	58,952
Cardinal Health, Inc.	131,500	8,342
GlaxoSmithKline plc ADR	(c)1,583,600	81,207
Pfizer, Inc.	935,300	23,354
Roche Holding AG ADR	(c)475,300	33,143
Sanofi-Aventis ADR	331,100	13,757
Schering-Plough Corp.	1,115,100	23,473
Wyeth	459,800	21,275
		285,321
Industrials (0.3%)
Southwest Airlines Co.	336,600	4,999
Information Technology (4.8%)
Affiliated Computer Services, Inc., Class A	(a)242,800	13,257
Check Point Software Technologies Ltd.	(a)(c)98,100	2,386
Cisco Systems, Inc.	(a)268,800	4,820
Dell, Inc.	(a)232,100	7,938
First Data Corp.	180,800	7,232
Flextronics International Ltd.	(a)(c)332,200	4,269
Hewlett-Packard Co.	212,300	6,199
Intel Corp.	33,200	818
International Business Machines Corp.	77,800	6,241
Lexmark International, Inc., Class A	(a)59,000	3,602
Microsoft Corp.	205,700	5,293
Nokia Oyj ADR	274,400	4,640
Novellus Systems, Inc.	(a)39,000	978
Telefonaktiebolaget LM Ericsson ADR	(a)(c)85,700	3,157
		70,830
Materials (11.1%)
Alcoa, Inc.	1,120,100	27,353
Dow Chemical Co. (The)	320,800	13,368
E.I. du Pont de Nemours & Co.	682,500	26,733
Georgia-Pacific Corp.	1,277,810	43,522
International Paper Co.	1,422,723	42,397
Rohm & Haas Co.	228,100	9,382
		162,755
Telecommunication Services (8.6%)
Amdocs Ltd.	(a)67,000	1,858
SBC Communications, Inc.	(c)1,943,300	46,581
Sprint Nextel Corp.	1,298,200	30,871
Verizon Communications, Inc.	1,424,200	46,557
		125,867
Utilities (4.5%)
American Electric Power Co., Inc.	360,900	14,328
Constellation Energy Group, Inc.	194,100	11,957
Dominion Resources, Inc.	139,800	12,042
FirstEnergy Corp.	366,000	19,076
Public Service Enterprise Group, Inc.	(c)124,200	7,993
		65,396
Total Common Stocks (Cost $1,353,743)		1,456,585

The accompanying notes are an integral part of the financial statements.

30

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Value Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Investments (10.2%)
Short-Term Debt Securities held as Collateral on Loaned Securities (9.5%)
Abbey National Treasury Services,
3.59%, 1/13/06	$ (h)2,777	$2,777
ASAP Funding Ltd., 3.79%, 10/21/05	1,870	1,870
Atlantis One Funding, 3.66%, 11/1/05	1,338	1,338
Bank of New York,
3.70%, 4/4/06	(h)1,876	1,876
3.83%, 10/28/05	(h)6,152	6,152
Barclays New York, 3.78%, 11/1/05	1,876	1,876
Bear Stearns,
3.78%, 6/15/06	(h)1,651	1,651
4.02%, 12/5/05	(h)3,751	3,751
Beta Finance, Inc., 2.71%, 4/19/05	3,203	3,203
Calyon, N.Y., 3.86%, 2/27/06	1,500	1,500
CC USA, Inc.,
3.49%, 10/28/05	(h)1,801	1,801
3.83%, 4/18/06	(h)1,876	1,876
CIC, N.Y., 3.72%, 2/13/06	(h)5,627	5,627
Citigroup Funding, Inc., 3.86%, 10/7/05	3,749	3,749
Dekabank Deutsche Girozentrale,
3.61%, 5/19/06	(h)3,827	3,827
Deutsche Bank Securities, Inc.,
3.96%, 10/3/05	27,638	27,638
Dorada Finance, Inc.,
3.74%, 11/10/05	1,710	1,710
3.93%, 11/30/05	4,099	4,099
3.75%, 11/14/05	1,338	1,338
Dresdner Bank, N.Y., 3.65%, 10/11/05	1,501	1,501
Fortis Bank, New York, 3.79%, 10/25/05	3,804	3,804
Goldman Sachs Group LP, 3.75%, 2/15/06	(h)1,876	1,876
Grampian Funding LLC, 3.79%, 12/8/05	1,111	1,111
K2 (USA) LLC,
3.74%, 2/15/06	(h)1,876	1,876
3.83%, 10/24/05-4/25/06	(h)7,053	7,053
Links Finance LLC,
3.81%, 2/27/06	(h)3,751	3,751
3.83%, 10/27/05-4/18/06	(h)4,127	4,127
Marshall & Ilsley Bank, 3.97%, 12/29/05	(h)5,252	5,252
Nationwide Building Society,
3.71%, 1/13/06	(h)4,352	4,352
4.03%, 10/2/06	(h)3,002	3,002
Procter & Gamble Co., 3.77%, 10/31/06	(h)1,538	1,538
Rabobank USA Financial Corp.,
3.89%, 10/3/05	4,125	4,125
Sheffield Receivable Corp.,
3.78%, 10/25/05	1,870	1,870
Sigma Finance, Inc., 3.34%, 3/22/06	(h)3,751	3,751
SLM Corp., 3.80%, 10/31/06	(h)3,751	3,751
Tango Finance Corp., 3.83%, 3/22/06	(h)3,151	3,151
Unicredito London, 3.62%, 10/27/05	1,859	1,859
Wachovia Bank N.A., 3.80%, 10/2/06	(h)3,751	3,751
		139,160
Repurchase Agreement (0.7%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $9,850	$ (f)9,847	$9,847
Total Short-Term Investments (Cost $149,007)		149,007
Total Investments (109.6%) (Cost $1,502,750)—Including $126,908 of Securities Loaned		1,605,592
Liabilities in Excess of Other Assets (-9.6%)		(140,656)
Net Assets (100%)		$1,464,936

(a)	Non-income producing security
(c)	All or a portion of security on loan at September 30, 2005.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2005.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

31

2005 Annual Report

September 30, 2005

Statements of Assets and Liabilities

		Mid Cap	U.S. Mid	U.S. Small
	Equity	Growth	Cap Value	Cap Value	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$167,861	$1,406,658	$140,416	$311,356	$1,502,750
Investments in Securities of Unaffiliated Issuers, at Value:(1)	188,919	1,695,636	159,733	382,620	1,605,592
Cash	1	@—	1	13	@—
Receivable for Portfolio Shares Sold	30	2,431	126	672	237
Receivable for Investments Sold	670	—	—	1,024	737
Dividends Receivable	227	194	213	398	2,228
Interest Receivable	1	2	1	1	1
Other Assets	6	51	7	13	48
Total Assets	189,854	1,698,314	160,081	384,741	1,608,843
Liabilities:
Collateral on Securities Loaned, at Value	11,615	—	—	—	139,160
Payable for Investments Purchased	270	—	—	2,078	347
Payable for Portfolio Shares Redeemed	83	3,948	41	390	2,035
Payable for Investment Advisory Fees	222	2,006	308	643	1,847
Payable for Administration Fees	12	107	10	25	98
Payable for Custodian Fees	4	15	5	6	11
Payable for Trustees’ Fees and Expenses	9	33	25	22	26
Payable for Distribution Fees — Adviser Class	—	186	5	5	232
Payable for Shareholder Servicing Fees — Investment Class	—	—	1	—	7
Other Liabilities	32	140	48	41	144
Total Liabilities	12,247	6,435	443	3,210	143,907
Net Assets	$177,607	$1,691,879	$159,638	$381,531	$1,464,936
Net Assets Consist Of:
Paid-in Capital	$231,748	$2,305,986	$334,316	$274,626	$1,265,103
Undistributed (Distributions in Excess of) Net Investment Income	741	—	800	4,664	9,712
Accumulated Net Investment Loss	—	(27)	—	—	—
Accumulated Net Realized Gain (Loss)	(75,940)	(903,058)	(194,795)	30,977	87,279
Unrealized Appreciation (Depreciation) on Investments	21,058	288,978	19,317	71,264	102,842
Net Assets	$177,607	$1,691,879	$159,638	$381,531	$1,464,936
INSTITUTIONAL CLASS:
Net Assets	$177,607	$755,313	$128,084	$355,671	$293,426
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	14,520,735	32,082,534	4,994,038	14,572,971	16,404,138
Net Asset Value, Offering and Redemption Price Per Share	$12.23	$23.54	$25.65	$24.41	$17.89
INVESTMENT CLASS:
Net Assets	$—	$—	$5,611	$—	$58,236
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	—	—	219,944	—	3,251,391
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$25.51	$—	$17.91
ADVISER CLASS:*
Net Assets	$—	$936,566	$25,943	$25,860	$1,113,274
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	—	40,766,207	1,017,992	1,064,752	62,319,759
Net Asset Value, Offering and Redemption Price Per Share	$—	$22.97	$25.48	$24.29	$17.86

(1) Including:
Securities on Loan, at Value:	$11,483	$—	$—	$—	$126,908

@	Amount is less than $500.
*	On January 3, 2005, the Adviser Class of the Equity Portfolio was fully liquidated. However, this class is still active.

The accompanying notes are an integral part of the financial statements.

32

2005 Annual Report

September 30, 2005

Statements of Operations

For the Year Ended September 30, 2005

		Mid Cap	U.S. Mid	U.S. Small
	Equity	Growth	Cap Value	Cap Value	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends†	$3,797	$6,341	$2,716	$7,566	$35,944
Interest	222	815	268	303	1,249
Total Investment Income	4,019	7,156	2,984	7,869	37,193
Expenses:
Investment Advisory Fees (Note B)	936	7,213	1,594	2,515	7,266
Administration Fees (Note C)	151	1,138	170	288	1,185
Custodian Fees (Note E)	32	84	28	41	81
Shareholder Reporting Fees	24	205	16	79	156
Professional Fees	34	78	37	44	90
Shareholder Servicing Fees — Investment Class Shares (Note D)	—	—	10	—	79
Distribution Fees — Adviser Class Shares (Note D)	@—	1,989	115	62	2,863
Transfer Agency Fees (Note F)	9	27	21	12	20
Trustees’ Fees and Expenses	4	23	7	8	23
Other Expenses	46	160	51	73	118
Total Expenses	1,236	10,917	2,049	3,122	11,881
Expense Offset (Note E)	@—	(2)	@—	(2)	(1)
Net Expenses	1,236	10,915	2,049	3,120	11,880
Net Investment Income (Loss)	2,783	(3,759)	935	4,749	25,313
Realized Gain (Loss):
Investments Sold	23,321	203,796	59,809	31,605	155,579
Futures Contracts	—	—	344	—	—
Net Realized Gain (Loss)	23,321	203,796	60,153	31,605	155,579
Change in Unrealized Appreciation (Depreciation):
Investments	7,117	151,416	(12,700)	34,479	(43,439)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	30,438	355,212	47,453	66,084	112,140
Net Increase (Decrease) in Net Assets Resulting from Operations	$33,221	$351,453	$48,388	$70,833	$137,453

†	Net of $2, $62, $6, $8 and $8, foreign withholding tax for the Equity, Mid Cap Growth, U.S. Mid Cap Vale. U.S. Small Cap Value and Value Portfolios, respectively.
@	Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

33

2005 Annual Report

September 30, 2005

Statements of Changes in Net Assets

	Equity		Mid Cap Growth
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2005	2004	2005	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,783	$2,327	$(3,759)	$(4,432)
Net Realized Gain (Loss)	23,321	18,041	203,796	218,935
Change in Unrealized Appreciation (Depreciation)	7,117	5,957	151,416	(4)
Net Increase (Decrease) in Net Assets Resulting from Operations	33,221	26,325	351,453	214,499
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(2,799)	(2,001)	—	—
Adviser Class:
Net Investment Income	@—	(4)	—	—
Total Distributions	(2,799)	(2,005)	—	—
Capital Share Transactions:(1)
Institutional Class:
Subscribed	35,727	46,331	208,367	250,613
Distributions Reinvested	2,788	1,987	—	—
Redeemed	(73,837)	(40,435)	(202,466)	(326,076)
Adviser Class:
Subscribed	—	71	242,693	215,285
Distributions Reinvested	@—	4	—	—
Redeemed	(6)	(880)	(225,705)	(128,115)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(35,328)	7,078	22,889	11,707
Total Increase (Decrease) in Net Assets	(4,906)	31,398	374,342	226,206
Net Assets:
Beginning of Period	182,513	151,115	1,317,537	1,091,331
End of Period	$177,607	$182,513	$1,691,879	$1,317,537
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$741	$757	$—	$—
Accumulated Net Investment Loss Included in End of Period Net Assets	—	—	(27)	(28)

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	3,194	4,613	9,900	14,307
Shares Issued on Distributions Reinvested	250	201	—	—
Shares Redeemed	(6,541)	(4,095)	(9,641)	(18,775)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(3,097)	719	259	(4,468)
Investment Class:
Adviser Class:
Shares Subscribed	—	7	11,629	12,502
Shares Issued on Distributions Reinvested	#—	#—	—	—
Shares Redeemed	(1)	(84)	(11,039)	(7,465)
Net Increase (Decrease) in Adviser Class Shares Outstanding	(1)	(77)	590	5,037

@	Amount is less than $500.
#	Shares are less than 500.

The accompanying notes are an integral part of the financial statements.

34

2005 Annual Report

September 30, 2005

Statements of Changes in Net Assets

	U.S. Mid Cap Value		U.S. Small Cap Value		Value
	Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September	September
	30, 2005	30, 2004	30, 2005	30, 2004	30, 2005	30, 2004
	(000)	(000)	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$935	$2,023	$4,749	$837	$25,313	$18,670
Net Realized Gain (Loss)	60,153	120,265	31,605	161,445	155,579	206,865
Change in Unrealized Appreciation (Depreciation)	(12,700)	(50,029)	34,479	(47,131)	(43,439)	(4,617)
Net Increase (Decrease) in Net Assets Resulting from Operations	48,388	72,259	70,833	115,151	137,453	220,918
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(932)	(873)	(168)	(821)	(4,714)	(5,881)
Net Realized Gain	—	—	(33,120)	—	—	—
Investment Class:
Net Investment Income	(13)	(12)	—	—	(710)	(475)
Adviser Class:
Net Investment Income	(55)	(10)	—	—	(15,036)	(11,043)
Net Realized Gain	—	—	(2,115)	—	—	—
Total Distributions	(1,000)	(895)	(35,403)	(821)	(20,460)	(17,399)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	41,928	106,789	60,278	151,827	60,966	76,613
Issued on Portfolio Merger	—	—	—	57,922	—	—
Distributions Reinvested	908	852	30,907	738	4,085	5,517
Redeemed	(198,110)	(359,368)	(151,630)	(464,461)	(71,665)	(234,798)
Investment Class:
Subscribed	1,169	2,884	—	—	21,250	19,094
Distributions Reinvested	13	12	—	—	710	474
Redeemed	(5,815)	(9,077)	—	—	(6,461)	(12,518)
Adviser Class:
Subscribed	10,601	22,406	7,666	25,773	292,048	321,821
Distributions Reinvested	55	11	2,115	—	15,023	11,032
Redeemed	(49,419)	(64,465)	(8,663)	(81,712)	(225,431)	(145,371)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(198,670)	(299,956)	(59,327)	(309,913)	90,525	41,864
Total Increase (Decrease) in Net Assets	(151,282)	(228,592)	(23,897)	(195,583)	207,518	245,383
Net Assets:
Beginning of Period	310,920	539,512	405,428	601,011	1,257,418	1,012,035
End of Period	$159,638	$310,920	$381,531	$405,428	$1,464,936	$1,257,418
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$800	$865	$4,664	$403	$9,712	$4,859

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	1,789	5,283	2,625	7,252	3,481	4,857
Shares Issued on Portfolio Merger	—	—	—	2,741	—	—
Shares Issued on Distributions Reinvested	39	42	1,380	36	234	364
Shares Redeemed	(8,510)	(18,097)	(6,632)	(22,333)	(4,068)	(15,131)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(6,682)	(12,772)	(2,627)	(12,304)	(353)	(9,910)
Investment Class:
Shares Subscribed	50	141	—	—	1,223	1,214
Shares Issued on Distributions Reinvested	1	1	—	—	41	31
Shares Redeemed	(254)	(443)	—	—	(366)	(809)
Net Increase (Decrease) in Investment Class Shares Outstanding	(203)	(301)	—	—	898	436
Adviser Class:
Shares Subscribed	458	1,117	331	1,258	16,797	20,409
Shares Issued on Distributions Reinvested	2	1	95	—	861	719
Shares Redeemed	(2,079)	(3,201)	(376)	(3,789)	(12,774)	(9,379)
Net Increase (Decrease) in Adviser Class Shares Outstanding	(1,619)	(2,083)	50	(2,531)	4,884	11,749

The accompanying notes are an integral part of the financial statements.

35

2005 Annual Report

September 30, 2005

Financial Highlights

Equity Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.36	$8.90	$7.18	$9.75	$17.28
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.16	0.14	0.11	0.08	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.87	1.44	1.72	(2.57)	(4.78)
Total from Investment Operations	2.03	1.58	1.83	(2.49)	(4.69)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.12)	(0.11)	(0.08)	(0.09)
Net Realized Gain	—	—	—	—	(2.75)
Total Distributions	(0.16)	(0.12)	(0.11)	(0.08)	(2.84)
Net Asset Value, End of Period	$12.23	$10.36	$8.90	$7.18	$9.75
Total Return	19.76%	17.83%	25.78%	(25.71)%	(30.58)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$177,607	$182,508	$150,432	$171,698	$403,062
Ratio of Expenses to Average Net Assets (1)	0.65%	0.66%	0.63%	0.66%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.45%	1.38%	1.35%	0.78%	0.71%
Portfolio Turnover Rate	49%	113%	59%	93%	160%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.65%	0.66%	0.62%	0.66%	0.62%

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005**		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.33		$8.88	$7.17	$9.71	$17.24
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.13		0.10	0.09	0.05	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.81		1.45	1.71	(2.55)	(4.78)
Total from Investment Operations	0.94		1.55	1.80	(2.50)	(4.72)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.10)	(0.09)	(0.04)	(0.06)
Net Realized Gain	—		—	—	—	(2.75)
Total Distributions	(0.07)		(0.10)	(0.09)	(0.04)	(2.81)
Net Asset Value, End of Period	$11.20		$10.33	$8.88	$7.17	$9.71
Total Return	9.14	%‡	17.49%	25.35%	(25.83)%	(30.81)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$—		$5	$683	$601	$1,063
Ratio of Expenses to Average Net Assets (2)	3.43	%*	0.91%	0.88%	0.91%	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.56	%*	1.13%	1.10%	0.53%	0.48%
Portfolio Turnover Rate	49%		113%	59%	93%	160%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	3.43	%*	0.91%	0.87%	0.91%	0.86%

†                     Per share amount is based on average shares outstanding.

‡                     Not Annualized.

*                    Annualized.

**             On January 3, 2005, the Adviser Class was fully liquidated, however, this Class is still active.

The accompanying notes are an integral part of the financial statements.

36

2005 Annual Report

September 30, 2005

Financial Highlights

Mid Cap Growth Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$18.52	$15.42	$11.65	$14.80	$35.15
Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.03)†	(0.04)†	(0.05)†	(0.05)†	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	5.05	3.14	3.82	(3.10)	(16.44)
Total from Investment Operations	5.02	3.10	3.77	(3.15)	(16.49)
Distributions from and/or in Excess of:
Net Realized Gain	—	—	—	—	(3.86)
Net Asset Value, End of Period	$23.54	$18.52	$15.42	$11.65	$14.80
Total Return	27.11%	20.10%	32.36%	(21.28)%	(50.80)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$755,313	$589,479	$559,760	$438,778	$1,063,186
Ratio of Expenses to Average Net Assets (1)	0.62%	0.63%	0.64%	0.65%	0.61%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.12)%	(0.23)%	(0.37)%	(0.35)%	(0.25)%
Portfolio Turnover Rate	115%	147%	180%	221%	145%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.62%	0.63%	0.63%	0.64%	0.60%

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$18.12	$15.13	$11.45	$14.59	$34.79
Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.08)†	(0.08)†	(0.08)†	(0.09)†	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	4.93	3.07	3.76	(3.05)	(16.24)
Total from Investment Operations	4.85	2.99	3.68	(3.14)	(16.34)
Distributions from and/or in Excess of:
Net Realized Gain	—	—	—	—	(3.86)
Net Asset Value, End of Period	$22.97	$18.12	$15.13	$11.45	$14.59
Total Return	26.77%	19.76%	32.14%	(21.52)%	(50.91)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$936,566	$728,058	$531,571	$386,206	$656,786
Ratio of Expenses to Average Net Assets (2)	0.87%	0.88%	0.89%	0.90%	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.37)%	(0.48)%	(0.62)%	(0.60)%	(0.50)%
Portfolio Turnover Rate	115%	147%	180%	221%	145%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.87%	0.88%	0.88%	0.89%	0.85%

†                     Per share amount is based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

37

2005 Annual Report

September 30, 2005

Financial Highlights

U.S. Mid Cap Value Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$21.13	$18.07	$13.50	$16.91	$25.07
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.11	0.12	0.02	(0.01)	0.05
Net Realized and Unrealized Gain (Loss) on Investments	4.50	2.99	4.55	(3.38)	(4.91)
Total from Investment Operations	4.61	3.11	4.57	(3.39)	(4.86)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.05)	—	(0.02)	(0.08)
Net Realized Gain	—	—	—	—	(3.22)
Total Distributions	(0.09)	(0.05)	—	(0.02)	(3.30)
Net Asset Value, End of Period	$25.65	$21.13	$18.07	$13.50	$16.91
Total Return	21.86%	17.23%	33.85%	(20.09)%	(21.23)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$128,084	$246,694	$441,775	$672,507	$1,096,021
Ratio of Expenses to Average Net Assets (1)	0.87%	0.90%	0.88%	0.89%	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.49%	0.57%	0.13%	(0.05)%	0.22%
Portfolio Turnover Rate	72%	146%	138%	145%	176%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.87%	0.90%	0.87%	0.89%	0.85%

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$21.00	$17.95	$13.43	$16.83	$24.97
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.08	0.08	(0.01)	(0.03)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.47	2.99	4.53	(3.37)	(4.88)
Total from Investment Operations	4.55	3.07	4.52	(3.40)	(4.87)
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.02)	—	—	(0.05)
Net Realized Gain	—	—	—	—	(3.22)
Total Distributions	(0.04)	(0.02)	—	—	(3.27)
Net Asset Value, End of Period	$25.51	$21.00	$17.95	$13.43	$16.83
Total Return	21.67%	17.09%	33.66%	(20.20)%	(21.36)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,611	$8,886	$13,004	$33,100	$46,063
Ratio of Expenses to Average Net Assets (2)	1.02%	1.05%	1.03%	1.04%	1.01%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.33%	0.42%	(0.02)%	(0.20)%	0.05%
Portfolio Turnover Rate	72%	146%	138%	145%	176%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	1.02%	1.05%	1.02%	1.04%	1.00%

†                     Per share amount is based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

38

2005 Annual Report

September 30, 2005

Financial Highlights

U.S. Mid Cap Value Portfolio

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.99	$17.95	$13.44	$16.87	$25.02
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.04	0.07	(0.02)	(0.05)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	4.47	2.97	4.53	(3.38)	(4.88)
Total from Investment Operations	4.51	3.04	4.51	(3.43)	(4.89)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)	(0.00)#	—	—	(0.04)
Net Realized Gain	—	—	—	—	(3.22)
Total Distributions	(0.02)	(0.00)#	—	—	(3.26)
Net Asset Value, End of Period	$25.48	$20.99	$17.95	$13.44	$16.87
Total Return	21.52%	16.95%	33.56%	(20.33)%	(21.40)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,943	$55,340	$84,733	$99,553	$105,479
Ratio of Expenses to Average Net Assets (1)	1.12%	1.15%	1.13%	1.14%	1.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.18%	0.32%	(0.12)%	(0.30)%	(0.03)%
Portfolio Turnover Rate	72%	146%	138%	145%	176%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	1.12%	1.15%	1.12%	1.14%	1.10%

†                     Per share amount is based on average shares outstanding.

#                    Amount is less than $0.005

The accompanying notes are an integral part of the financial statements.

39

2005 Annual Report

September 30, 2005

Financial Highlights

U.S. Small Cap Value Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$22.26	$18.19	$14.04	$15.16	$21.18
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.30	0.04	0.03	0.06	0.10
Net Realized and Unrealized Gain (Loss) on Investments	3.93	4.06	4.18	(1.10)	(4.35)
Total from Investment Operations	4.23	4.10	4.21	(1.04)	(4.25)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.03)	(0.06)	(0.05)	(0.07)
Net Realized Gain	(2.07)	—	—	(0.03)	(1.70)
Total Distributions	(2.08)	(0.03)	(0.06)	(0.08)	(1.77)
Net Asset Value, End of Period	$24.41	$22.26	$18.19	$14.04	$15.16
Total Return	19.83%	22.57%	30.09%	(6.97)%	(21.25)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$355,671	$382,898	$536,620	$588,803	$1,017,346
Ratio of Expenses to Average Net Assets (1)	0.82%	0.90%	0.89%	0.89%	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.29%	0.18%	0.21%	0.35%	0.52%
Portfolio Turnover Rate	61%	104%	159%	118%	157%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.82%	0.90%	0.89%	0.89%	0.86%

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$22.20	$18.16	$14.01	$15.13	$21.15
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.24	(0.02)	(0.01)	0.02	0.05
Net Realized and Unrealized Gain (Loss) on Investments	3.92	4.06	4.18	(1.11)	(4.34)
Total from Investment Operations	4.16	4.04	4.17	(1.09)	(4.29)
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.02)	(0.00)#	(0.03)
Net Realized Gain	(2.07)	—	—	(0.03)	(1.70)
Total Distributions	(2.07)	—	(0.02)	(0.03)	(1.73)
Net Asset Value, End of Period	$24.29	$22.20	$18.16	$14.01	$15.13
Total Return	19.49%	22.30%	29.76%	(7.22)%	(21.46)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,860	$22,530	$64,391	$51,964	$55,259
Ratio of Expenses to Average Net Assets (2)	1.07%	1.15%	1.14%	1.14%	1.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.06%	(0.07)%	(0.04)%	0.10%	0.26%
Portfolio Turnover Rate	61%	104%	159%	118%	157%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	1.07%	1.15%	1.14%	1.14%	1.11%

†                     Per share amount is based on average shares outstanding.

#                    Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

40

2005 Annual Report

September 30, 2005

Financial Highlights

Value Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.44	$13.64	$10.65	$13.80	$12.86
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.33	0.27	0.19	0.16	0.19
Net Realized and Unrealized Gain (Loss) on Investments	1.40	2.79	2.99	(3.14)	0.93
Total from Investment Operations	1.73	3.06	3.18	(2.98)	1.12
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.26)	(0.19)	(0.17)	(0.18)
Net Asset Value, End of Period	$17.89	$16.44	$13.64	$10.65	$13.80
Total Return	10.55%	22.56%	30.19%	(21.93)%	8.68%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$293,426	$275,494	$363,636	$456,996	$656,007
Ratio of Expenses to Average Net Assets (1)	0.60%	0.63%	0.63%	0.64%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.88%	1.75%	1.57%	1.09%	1.26%
Portfolio Turnover Rate	38%	95%	65%	42%	38%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.60%	0.63%	0.62%	0.64%	0.61%

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.46	$13.65	$10.65	$13.80	$12.86
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.31	0.25	0.17	0.14	0.16
Net Realized and Unrealized Gain (Loss) on Investments	1.39	2.79	3.00	(3.15)	0.93
Total from Investment Operations	1.70	3.04	3.17	(3.01)	1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.23)	(0.17)	(0.14)	(0.15)
Net Asset Value, End of Period	$17.91	$16.46	$13.65	$10.65	$13.80
Total Return	10.38%	22.37%	30.06%	(22.06)%	8.46%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$58,236	$38,742	$26,169	$19,440	$19,552
Ratio of Expenses to Average Net Assets (2)	0.75%	0.78%	0.78%	0.79%	0.77%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.73%	1.60%	1.42%	0.94%	1.08%
Portfolio Turnover Rate	38%	95%	65%	42%	38%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.75%	0.78%	0.77%	0.79%	0.76%

†       Per share amount is based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

41

2005 Annual Report

September 30, 2005

Financial Highlights

Value Portfolio

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.42	$13.62	$10.63	$13.78	$12.83
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.29	0.23	0.16	0.12	0.15
Net Realized and Unrealized Gain (Loss) on Investments	1.38	2.79	2.99	(3.14)	0.94
Total from Investment Operations	1.67	3.02	3.15	(3.02)	1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.23)	(0.22)	(0.16)	(0.13)	(0.14)
Net Asset Value, End of Period	$17.86	$16.42	$13.62	$10.63	$13.78
Total Return	10.24%	22.28%	29.87%	(22.17)%	8.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,113,274	$943,182	$622,230	$534,668	$805,799
Ratio of Expenses to Average Net Assets (1)	0.85%	0.88%	0.88%	0.89%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.63%	1.50%	1.32%	0.84%	0.99%
Portfolio Turnover Rate	38%	95%	65%	42%	38%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.85%	0.88%	0.87%	0.89%	0.86%

†       Per share amount is based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

42

2005 Annual Report

September 30, 2005

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (“MSIFT” or the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company. The Fund is comprised of seventeen active portfolios. The accompanying financial statements and financial highlights are those of the Equity, Mid Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, and Value Portfolios, all of which are considered diversified funds for purposes of the 1940 Act (each referred to as a “Portfolio”). The financial statements of the remaining portfolios are presented separately.

The Fund offers up to three different classes of shares for certain Portfolios - Institutional Class shares, Investment Class shares and Adviser Class shares. Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution or service fees as described in Note D. The U.S. Small Cap Value Portfolio is authorized to issue unlimited shares per class but is currently closed to new accounts.

A.    Significant Accounting Policies. The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation:  Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees (the “Trustees”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.              Repurchase Agreements: Each Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements discussed above.

3.              Foreign Currency Translation and Foreign Currency Exchange Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange

43

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio may enter into foreign currency exchange contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statements of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

4.              Redemption Fees: Effective August 29, 2005, the Trustees of the Fund approved the following: Shares of the Equity, Mid Cap Growth, U.S. Mid Cap Value and Value Portfolios redeemed within 7 days (30 days with respect to the U.S. Small Cap Value Portfolio) of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect each Portfolio and its shareholders from the effects of short-term trading. These fees, if any, are included on the Statement of Changes in Net Assets. For the fiscal year ended September 30, 2005, there were no redemption fees.

5.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B.    Investment Advisory Fees.  Morgan Stanley Investment Management Inc. (the “Adviser” or  “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, performs investment advisory services at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio’s average daily net assets for the quarter. Effective November 1, 2004, the investment advisory fees of certain Portfolios were reduced as reflected in the following table.

		Annual
		Investment
	Annual	Advisory Fee
	Investment	Prior to
	Advisory	November 1,
Portfolio	Fee	2004

Equity	0.500% first $150 million	0.500%
	0.450% next $100 million
	0.400% next $100 million
	0.350% over $350 million
Mid Cap Growth	0.500%	0.500%
U.S. Mid Cap Value	0.720% first $1 billion	0.750%
	0.650% over $1 billion
U.S. Small Cap Value	0.670% first $500 million	0.750%
	0.645% next $500 million
	0.620% over $1 billion
Value	0.500% first $1 billion	0.500%
	0.450% next $1 billion
	0.400% next $1 billion
	0.350% over $3 billion

C.    Administration Fees.  Prior to November 1, 2004, MS Investment Management (the “Administrator”) also provided the Fund with administration services pursuant to an administration agreement for an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio’s average daily net assets, plus reimbursement of out-of-pocket expenses.

44

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

Effective November 1, 2004, MS Investment Management serves as Administrator to the Fund pursuant to an Amended and Restated Administration Agreement. Under the amended and Restated Administration Agreement, the administration fee will remain the same while services covered by the administration fee will change. Administration costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the administration agreement, which were previously borne by the Fund), except pricing services and extraordinary expenses, will now be covered under the administration fee. Transfer agency expenses will no longer be paid by MS Investment Management, but will be borne by the Fund.

Under an agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D.    Distribution and Shareholder Servicing Fees.  Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides certain classes of shares in each Portfolio with distribution and shareholder services, and receives fees in connection with these services, pursuant to a Distribution Plan and a Shareholder Service Plan (the “Plans”) in accordance with Rule 12b-1 under the 1940 Act.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to compensate the Distributor for distribution efforts and/or servicing of accounts. The Adviser Class of shares pays an annual distribution fee of up to 0.25% of average daily net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays an annual shareholder servicing fee of 0.15% of average daily net assets of the class. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MSDI. The distribution fee may be retained by MSDI if an Adviser Class shareholder invests directly through MSDI. Usually the fees are paid by MSDI to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute MSIFT Portfolios to the public.

E.     Custodian Fees. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

F.     Transfer Agency Fees.  JPMIS serves as transfer agent to the Fund pursuant to a Transfer Agency Agreement. Prior to November 1, 2004, transfer agency expenses were borne by MS Investment Management.

G.    Portfolio Investment Activity.

1.              Purchases and Sales of Securities. For the fiscal year ended September 30, 2005, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

Portfolio	Purchases (000)	Sales (000)
Equity	$89,366	$122,042
Mid Cap Growth	1,652,863	1,640,997
U.S. Mid Cap Value	152,212	352,797
U.S. Small Cap Value	222,880	310,436
Value	693,658	556,504

For the fiscal year ended September 30, 2005, there were no purchases or sales of long-term U.S. government securities.

2.               Transactions with Affiliates. During the fiscal year ended September 30, 2005, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/ dealer.

Broker
Portfolio	Commissions
(000)
Equity	$4
Mid Cap Growth	43
U.S. Mid Cap Value	23
U.S. Small Cap Value	34
Value	20

H.    Securities Lending. Certain Portfolios may lend investment securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

45

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios’ Statements of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower. The value of loaned securities and related collateral outstanding at September 30, 2005 are as follows:

	Value of
	Loaned	Value of
Portfolio	Securities (000)	Collateral (000)
Equity	$11,483	$11,615
Value	126,908	139,160

For the fiscal year ended September 30, 2005, the following Portfolios had income from securities lending (after rebates to borrowers and fee paid to securities lending agent):

Net Interest
Earned by
Portfolio	Portfolio (000)
Equity	$35
Value	221

I. Federal Income Taxes. It is each Portfolio’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Dividends from net investment income, if any, are declared and paid quarterly for the Equity and Value Portfolios. The Mid Cap Growth, U.S. Mid Cap Value, and U.S. Small Cap Value Portfolios dividends are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2005 and 2004 were as follows:

	2005 Distributions
	Paid From:
	Ordinary	Long-term
Portfolio	Income (000)	Capital Gain (000)
Equity	$2,799	$—
U.S. Mid Cap Value	1,000	—
U.S. Small Cap Value	168	35,235
Value	20,460	—

	2004 Distributions
	Paid From:
	Ordinary	Long-term
Portfolio	Income (000)	Capital Gain (000)
Equity	$2,005	$—
U.S. Mid Cap Value	895	—
U.S. Small Cap Value	821	—
Value	17,399	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains or losses on securities and futures, including Post October Losses. Permanent differences are generally due to REIT adjustments and net operating losses. Permanent book and tax basis differences may result in reclassifications to undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At September 30, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
Portfolio	Income (000)	Capital Gain (000)
Equity	$740	$—
U.S. Mid Cap Value	821	—
U.S. Small Cap Value	9,001	27,150
Value	9,711	92,750

46

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

At September 30, 2005, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

				Net
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)
Equity	$168,932	$25,348	$(5,361)	$19,987
Mid Cap Growth	1,406,918	331,874	(43,156)	288,718
U.S. Mid Cap Value	141,027	21,898	(3,192)	18,706
U.S. Small Cap Value	311,907	77,690	(6,977)	70.713
Value	1,508,221	160,110	(62,739)	97,371

At September 30, 2005, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

	Expiration Date
	September 30,
	(000)
Portfolio	2009	2010	2011	2012	Total
Equity	$—	$42,763	$32,106	$—	$74,869
Mid Cap Growth	—	599,473	303,325	—	902,798
U.S. Mid Cap Value	—	36,547	157,636	—	194,183

During the fiscal year ended September 30, 2005, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Capital Loss
Carryforward
Portfolio	Utilized (000)
Equity	$23,009
Mid Cap Growth	200,774
U.S. Mid Cap Value	59,588
Value	61,040

J. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

K. Other.  At September 30, 2005, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

	Percentage
	of Ownership
	Institutional	Investment	Adviser
Portfolio	Class	Class	Class
Equity	60.1%	—%	—%
Mid Cap Growth	61.2	—	91.1
U.S. Mid Cap Value	59.5	98.3	63.9
U.S. Small Cap Value	89.8	—	72.3
Value	56.21	100.0	98.9

L. Subsequent Event.  On October 27, 2005, the Fund’s Trustees, on behalf of the Equity Portfolio, approved a merger of this Portfolio into the Large Cap Relative Value Portfolio of Morgan Stanley Institutional Fund, Inc. (the “Company”). Specifically, the Trustees approved an Agreement and Plan of Reorganization by and between the Fund and the Company (the “Reorganization”), pursuant to which substantially all of the assets of the Equity Portfolio would be combined with those of the Large Cap Relative Value Portfolio, and shareholders of the Equity Portfolio would become shareholders of the Large Cap Relative Value Portfolio, receiving shares of the Large Cap Relative Value Portfolio equal to the value of their holdings in the Equity Portfolio. Adviser Class shareholders will receive Class B shares of the Large Cap Relative Value Portfolio. The Reorganization is subject to the approval of the shareholders of the Equity Portfolio, at a special meeting of the shareholders currently scheduled to be held on or about April 5, 2006. A proxy statement formally detailing the proposal, the reasons for the Reorganization, and information concerning the Large Cap Relative Value Portfolio will be distributed to shareholders of the Equity Portfolio.

47

2005 Annual Report

September 30, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Morgan Stanley Institutional Fund Trust:

We have audited the accompanying statements of assets and liabilities of Equity Portfolio, Mid Cap Growth Portfolio, U.S. Mid Cap Value Portfolio, U.S. Small Cap Value Portfolio and Value Portfolio (the Funds) (five of the portfolios constituting Morgan Stanley Institutional Fund Trust), including the portfolios of investments, as of September 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2001 were audited by other auditors whose report, dated November 16, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned five Funds of Morgan Stanley Institutional Fund Trust at September 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 10, 2005

48

2005 Annual Report

September 30, 2005

Federal Income Tax Information: (unaudited)

For the year ended September 30, 2005, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each applicable Portfolio were:

Portfolio	Percentage
Equity	100.0%
U.S. Mid Cap Value	100.0
U.S. Small Cap Value	99.9
Value	100.0

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal tax return:

Long-term
Portfolio	Capital Gain - 20% (000)
U.S. Small Cap Value	$35,235

For the year ended September 30, 2005, qualified dividend income for each applicable Portfolio totaled:

Qualifying
Dividend
Portfolio	Income (000)
Equity	$2,800
U.S. Mid Cap Value	1,000
U.S. Small Cap Value	168
Value	20,460

For the year ended September 30, 2005, the Portfolios earned no income from direct U.S. Treasury Obligations.

* The information reported in this notice may differ from the information shareholders receive for the calendar year ending December 31, 2005. Amounts for the calendar year ending December 31, 2005 will be provided with Form 1099-DIV to be mailed on or before January 31, 2006.

49

2005 Annual Report

September 30, 2005

Trustee and Officer Information (unaudited)

Independent Trustees:

				Number of
				Portfolios in
		Term of Office		Fund Complex
Name, Age and Address of	Position(s) Held	and Length of		Overseen by
Trustee	with Registrant	Time Served*	Principal Occupation(s) During Past 5 Years	Trustee**	Other Directorships Held by Trustee
Michael Bozic (64) Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Trustee since July 2003	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	197	Director of various business organizations.

Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Trustee since July 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (Utility Company); formerly Managing Director of Summit Ventures LLC (2000-2004) (Lobbying and Consulting Firm); United States Senator (R- Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA ((industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and The Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Trustee since July 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of the PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of the Field Museum of Natural History; director of various other business and charitable organizations.

Dr. Manuel H. Johnson (56) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Trustee since July 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holdings company).

Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Trustee since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001- July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Michael Nugent (69) Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Trustee since July 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197

50

2005 Annual Report

September 30, 2005

Trustee and Officer Information (cont’d)

Independent Trustees:

Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Trustee	Trustee since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustees:

				Number of
				Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of		Overseen by
Name, Age and Address of Trustee	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years	Trustee**	Other Directorships Held by Trustee
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chairman and Trustee	Chairman and Trustee since July 2003	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.

James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Trustee since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*             Each Trustee serves an indefinite term, until his or her successor is elected.

**      The Fund Complex includes all funds advised by Morgan Stanley Investments LP (“MSI”) that have an investment advisor that is an affiliated entity of MSI (including but not limited to, Morgan Stanley Investment Management Inc. (“MSIM”), Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSI, MSIM and Morgan Stanley AIP GP LP.

Additional information about the Fund’s Trustees can be found in the Fund’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-354-8185. You may also retrieve this information on-line at the Securities and Exchange Commission’s website at “http://www.sec.gov”. To aid you in obtaining this information on-line, the Fund’s Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

51

2005  Annual Report

September 30, 2005

Trustee and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*		Principal Occupation(s) During Past 5 Years

Ronald E. Robison (66) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since July 2003)

President (since September 2005) and Principal Executive Officer of funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously Executive Vice President (July 2003 - September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional Funds (March 2001-July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.

Joseph J. McAlinden (62) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2003

Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; Director of Morgan Stanley Trust; Chief Investment Officer of the Van Kampen Funds; Vice President of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).

Barry Fink (50) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2003

General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), Secretary (since February 1997) and Director (since July 1998) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Vice President and General Counsel of the Retail Funds; Assistant Secretary of Morgan Stanley DW Inc.; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary and Director of Morgan Stanley Distributors Inc.; previously Secretary of the Retail Funds (February 1997- July 2003) and General Counsel (February 1997-April 2004) of the Retail Funds; Vice President and Assistant General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. (February 1997- December 2001).

Amy R. Doberman (43) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2004

Managing Director and General Counsel, U.S. Investment Management; Managing Director of the Investment Manager and Morgan Stanley Investment Advisor Inc.; Vice President of the Institutional and Retail Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); previously, Managing Director and General Counsel - Americas, UBS Global Asset Management (July 2000-July 2004) and General Counsel, Aeltus Investment Management, Inc. (January 1997-July 2000).

Carsten Otto (41) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Chief Compliance Officer since 2004	,

Executive Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Executive Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since December 1997

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

James W. Garrett (36) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002; Chief Financial Officer since July 2003

Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; Treasurer and Chief Financial Officer of the Institutional Funds; previously with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Michael J. Leary (38) J.P. Morgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Assistant Treasurer since March 2003		Assistant Director and Vice President of Fund Administration, J.P. Morgan Investor Services Co. (formerly Chase Global Funds Services Company); formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Secretary since June 1999

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Secretary of the Institutional Funds (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

* Each Officer serves an indefinite term, until his or her successor is elected.

52

2005 Annual Report

September 30, 2005

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

Distributor

Morgan Stanley Distribution, Inc.

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, PA 19428-2899

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, NY 10017

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10166

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1(800) 354-8185 or by visiting our website at www.morganstanley.com/im. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1(800) 354-8185. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 354-8185.

53

Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

Investment Adviser: (610) 940-5000 • MSIF Trust (800) 354-8185

© 2005 Morgan Stanley

934-EQAR-1105

MORGAN STANLEY INSTITUTIONAL FUND, INC.
LARGE CAP RELATIVE VALUE PORTFOLIO
(formerly Value Equity Portfolio)

PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information relates to the shares of the Large Cap Relative Value Portfolio ("Large Cap Relative Value"), a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Company") to be issued pursuant to an Agreement and Plan of Reorganization, dated January     , 2006, between the Company, on behalf of Large Cap Relative Value and Morgan Stanley Institutional Fund Trust (the "Trust"), on behalf of the Equity Portfolio ("Equity") in connection with the acquisition by Large Cap Relative Value of substantially all of the assets, subject to stated liabilities, of Equity. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated January     , 2006. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Large Cap Relative Value Portfolio, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.

The date of this Statement of Additional Information is January     , 2006.

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated January     , 2006 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Equity's shareholders in connection with the solicitation of proxies by the Board of Trustees of Equity to be voted at the Special Meeting of Shareholders of the Equity to be held on April 5, 2006. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Large Cap Relative Value dated April 29, 2005 and the Statement of Additional Information of Equity dated January 31, 2005, each as supplemented.

ADDITIONAL INFORMATION ABOUT LARGE CAP RELATIVE VALUE

Fund History

For additional information about Large Cap Relative Value's history, see "General Information" in Large Cap Relative Value's Statement of Additional Information.

Investment Objectives and Policies

For additional information about Large Cap Relative Value's investment objectives and policies, see "Investment Policies and Strategies" in Large Cap Relative Value's Statement of Additional Information.

Management

For additional information about the Board of Directors, officers and management personnel of Large Cap Relative Value, see "Management of the Fund" and "Investment Advisory and Other Services" in Large Cap Relative Value's Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Large Cap Relative Value's investment manager, see "Investment Advisory and Other Services" in Large Cap Relative Value's Statement of Additional Information. For additional information about Large Cap Relative Value's independent auditors, see "Investment Advisory and Other Services" in Large Cap Relative Value's Statement of Additional Information. For additional information about other services provided to Large Cap Relative Value, see "Investment Advisory and Other Services" in Large Cap Relative Value's Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see "Brokerage Practices" in Large Cap Relative Value's Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Large Cap Relative Value, see "General Information" in Large Cap Relative Value's Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Large Cap Relative Value's shares and the determination of net asset value, see "Purchase of Shares," "Redemption of Shares" and "Account Policies and Features" in Large Cap Relative Value's Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Large Cap Relative Value's policies regarding dividends and distributions and tax matters affecting Large Cap Relative Value and its shareholders, see "General Information" and "Taxes" in Large Cap Relative Value's Statement of Additional Information.

Distribution of Shares

For additional information about Large Cap Relative Value's distributor and the distribution agreement between Large Cap Relative Value and its distributor, see "Distribution of Shares" in Large Cap Relative Value's Statement of Additional Information.

Performance Data

For additional information about Large Cap Relative Value's performance, see "Performance Information" in Large Cap Relative Value's Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT EQUITY

Fund History

For additional information about Equity's history, see "General Information" in Equity's Statement of Additional Information.

Investment Objectives and Policies

For additional information about Equity's investment objectives and policies, see "The Portfolios' Investments and Strategies," "Investment Strategies," and "Investments" in Equity's Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Equity, see "Management of the Fund" and "Investment Adviser" in Equity's Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Equity's investment manager, see "Investment Adviser" in Equity's Statement of Additional Information. For additional information about Equity's independent auditors, see "Other Service Providers" in Equity's Statement of Additional Information. For additional information about other services provided to Equity, see "Other Service Providers" in Equity's Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see "Brokerage Transactions" in Equity's Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Equity, see "General Information" in Equity's Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Equity's shares and the determination of net asset value, see "Purchase of Shares," "Redemption of Shares" and "Valuation of Shares" in Equity's Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Equity's policies regarding dividends and distributions and tax matters affecting Equity and its shareholders, see "General Information" and "Tax Considerations" in Equity's Statement of Additional Information.

Distribution of Shares

For additional information about Equity's distributor and the distribution agreement between Equity and its distributor, see "Distribution of Shares" in Equity's Statement of Additional Information.

Performance Data

For additional information about Equity's performance, see Equity's Annual Report for the fiscal year ended September 30, 2005, which is incorporated by reference in the Proxy Statement and Prospectus.

FINANCIAL STATEMENTS

Large Cap Relative Value's most recent audited financial statements are set forth in Large Cap Relative Value's Annual Report for the fiscal year ended December 31, 2004. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. The Semi-Annual Report of Large Cap Relative Value for the six months ended June 30, 2005 is incorporated by reference herein. Equity's most recent audited financial statements are set forth in Equity's Annual Report for the fiscal year ended September 30, 2005, which is incorporated by reference in the Proxy Statement and Prospectus.

Shown below are Financial Statements for Equity and Large Cap Relative Value and Pro Forma Financial Statements for the combined fund at June 30, 2005 as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for Equity and Large Cap Relative Value and pro forma figures for the combined fund. The second table presents Statements of Assets and Liabilities (unaudited) for Equity and Large Cap Relative Value and pro forma figures for the combined fund. The third table presents Statements of Operations (unaudited) for Equity and Large Cap Relative Value and pro forma figures for the combined fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

MORGAN STANLEY INSTITUTIONAL FUND, INC.
LARGE CAP RELATIVE VALUE PORTFOLIO

PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2005
(UNAUDITED)

DESCRIPTION		MSIFT Equity Portfolio Shares	MSIF Large Cap Relative Value Portfolio Shares	Pro Forma Combined MSIF Large Cap Relative Value Portfolio Shares	MSIFT Equity Portfolio Value (000)	MSIF Large Cap Relative Value Portfolio Value (000)	Pro Forma Combined MSIF Large Cap Relative Value Portfolio Value (000)
Common Stocks (97.2%)
Consumer Discretionary (10.8%)
Clear Channel Communications, Inc.		109,590	116,630	226,220	$3,390	$3,607	$6,997
Honda Motor Co., Ltd. ADR	(c)	84,388	88,718	173,106	2,077	2,183	4,260
Kohl's Corp.	(a)	36,080	38,170	74,250	2,017	2,134	4,151
Marriott International, Inc., Class A		14,620	14,900	29,520	997	1,017	2,014
McDonald's Corp.		29,630	28,900	58,530	822	802	1,624
Target Corp.		22,140	23,500	45,640	1,205	1,279	2,484
Time Warner, Inc.	(a)	251,910	257,050	508,960	4,209	4,296	8,505
Viacom, Inc., Class B		55,070	58,100	113,170	1,763	1,860	3,623
Walt Disney Co.		112,490	112,520	225,010	2,833	2,833	5,666
					19,313	20,011	39,324
Consumer Staples (8.9%)
Altria Group, Inc.		26,360	28,490	54,850	1,705	1,842	3,547
Cadbury Schweppes plc ADR	(c)	45,170	47,280	92,450	1,731	1,812	3,543
Coca-Cola Co. (The)		62,540	63,850	126,390	2,611	2,666	5,277
Kimberly-Clark Corp.		27,560	29,880	57,440	1,725	1,870	3,595
Kraft Foods, Inc., Class A		41,750	41,720	83,470	1,328	1,327	2,655
Unilever N.V. (NY Shares)		57,060	60,460	117,520	3,699	3,920	7,619
Wal-Mart Stores, Inc.		61,510	64,800	126,310	2,965	3,123	6,088
					15,764	16,560	32,324
Energy (10.8%)
BP plc ADR		55,360	58,560	113,920	3,453	3,653	7,106
ConocoPhillips		57,040	58,260	115,300	3,279	3,349	6,628
Exxon Mobil Corp.		43,310	46,160	89,470	2,489	2,653	5,142
Royal Dutch Petroleum Co. (NY Shares)		56,390	58,410	114,800	3,660	3,791	7,451
Schlumberger Ltd.		48,780	50,930	99,710	3,704	3,868	7,572
Valero Energy Corp.		32,960	33,430	66,390	2,608	2,645	5,253
					19,193	19,959	39,152
Financial Services (21.9%)
Aegon N.V. (NY Shares)	(c)	48,100	49,020	97,120	619	631	1,250
Bank of America Corp.		59,170	60,350	119,520	2,699	2,753	5,452
Charles Schwab Corp. (The)		174,990	184,670	359,660	1,974	2,083	4,057
Chubb Corp.		42,070	41,490	83,560	3,602	3,552	7,154
Citigroup, Inc.		92,680	97,500	190,180	4,285	4,508	8,793
Freddie Mac		51,700	52,750	104,450	3,372	3,441	6,813
Goldman Sachs Group, Inc.		7,250	7,840	15,090	740	800	1,540
Hartford Financial Services Group, Inc.		19,150	20,450	39,600	1,432	1,529	2,961
JPMorgan Chase & Co.		144,431	147,317	291,748	5,101	5,203	10,304

DESCRIPTION		MSIFT Equity Portfolio Shares	MSIF Large Cap Relative Value Portfolio Shares	Pro Forma Combined MSIF Large Cap Relative Value Portfolio Shares	MSIFT Equity Portfolio Value (000)	MSIF Large Cap Relative Value Portfolio Value (000)	Pro Forma Combined MSIF Large Cap Relative Value Portfolio Value (000)
Lehman Brothers Holdings, Inc.		33,000	34,290	67,290	$3,276	$3,404	$6,680
MBNA Corp.		22,300	24,160	46,460	583	632	1,215
Merrill Lynch & Co., Inc.		67,610	71,100	138,710	3,719	3,911	7,630
PNC Financial Services Group, Inc.		23,620	21,440	45,060	1,286	1,168	2,454
Prudential Financial, Inc.		35,040	35,710	70,750	2,301	2,345	4,646
St. Paul Travelers Cos., Inc. (The)		69,174	74,361	143,535	2,735	2,939	5,674
State Street Corp.		29,250	31,430	60,680	1,411	1,516	2,927
					39,135	40,415	79,550
Health Care (16.9%)
Applera Corp. – Applied Biosystems Group		25,170	22,950	48,120	495	451	946
Bausch & Lomb, Inc.		33,280	27,850	61,130	2,762	2,312	5,074
Bristol-Myers Squibb Co.		212,450	194,190	406,640	5,307	4,851	10,158
Chiron Corp.	(a)(c)	48,170	50,650	98,820	1,681	1,767	3,448
Cigna Corp.		31,730	32,410	64,140	3,396	3,469	6,865
Eli Lilly & Co.		46,050	48,000	94,050	2,565	2,674	5,239
GlaxoSmithKline plc ADR	(c)	33,650	34,300	67,950	1,632	1,664	3,296
Roche Holding AG ADR		65,240	68,410	133,650	4,130	4,331	8,461
Sanofi-Aventis ADR	(c)	52,200	53,980	106,180	2,140	2,213	4,353
Schering-Plough Corp.		197,520	207,680	405,200	3,765	3,958	7,723
Wyeth		61,630	64,660	126,290	2,743	2,877	5,620
					30,616	30,567	61,183
Industrials (7.9%)
Equifax, Inc.		25,360	26,740	52,100	906	955	1,861
General Electric Co.		115,260	117,590	232,850	3,994	4,075	8,069
Ingersoll-Rand Co., Ltd., Class A		19,290	19,730	39,020	1,376	1,408	2,784
Norfolk Southern Corp.		28,600	30,150	58,750	885	933	1,818
Northrop Grumman Corp.		36,890	37,690	74,580	2,038	2,082	4,120
Parker Hannifin Corp.		10,180	10,730	20,910	631	665	1,296
Raytheon Co.		48,300	49,300	97,600	1,890	1,929	3,819
Siemens AG ADR		33,300	36,120	69,420	2,419	2,624	5,043
					14,139	14,671	28,810
Information Technology (6.4%)
Hewlett-Packard Co.		108,380	115,770	224,150	2,548	2,722	5,270
Intel Corp.		83,700	89,870	173,570	2,181	2,342	4,523
Micron Technology, Inc.	(a)	149,490	160,330	309,820	1,527	1,637	3,164
Motorola, Inc.		145,360	158,350	303,710	2,654	2,892	5,546
Symantec Corp.	(a)(c)	103,220	109,390	212,610	2,244	2,378	4,622
					11,154	11,971	23,125

DESCRIPTION		MSIFT Equity Portfolio Shares	MSIF Large Cap Relative Value Portfolio Shares	Pro Forma Combined MSIF Large Cap Relative Value Portfolio Shares	MSIFT Equity Portfolio Value (000)	MSIF Large Cap Relative Value Portfolio Value (000)	Pro Forma Combined MSIF Large Cap Relative Value Portfolio Value (000)
Materials (5.3%)
Bayer AG ADR	(c)	157,530	142,620	300,150	$5,243	$4,746	$9,989
Dow Chemical Co. (The)		39,000	42,530	81,530	1,737	1,894	3,631
Lanxess AG	(a)	16,819	13,992	30,811	376	313	689
Newmont Mining Corp.		60,940	60,260	121,200	2,378	2,352	4,730
					9,734	9,305	19,039
Telecommunication Services (4.4%)
France Telecom S.A. ADR	(c)	58,700	62,230	120,930	1,710	1,813	3,523
Nextel Communications, Inc., Class A	(a)	55,740	60,670	116,410	1,801	1,960	3,761
Sprint Corp.	(c)	63,880	67,340	131,220	1,603	1,690	3,293
Verizon Communications, Inc.		76,340	82,550	158,890	2,638	2,852	5,490
					7,752	8,315	16,067
Utilities (3.9%)
American Electric Power Co., Inc.	(c)	44,210	46,330	90,540	1,630	1,708	3,338
Entergy Corp.		24,870	27,080	51,950	1,879	2,046	3,925
Exelon Corp.		29,230	30,700	59,930	1,500	1,576	3,076
FirstEnergy Corp.		39,410	41,330	80,740	1,896	1,988	3,884
					6,905	7,318	14,223
Total Common Stocks (Cost $320,500)					173,705	179,092	352,797
		Face Amount (000)		Proforma Face Amount (000)
Short-Term Investments (6.0%)
Short-Term Debt Securities held as Collateral on Loaned Securities (3.2%)
Abbey National Treasury Services, 3.13%, 1/13/06	(h)	$231		$231	231		231
Ajax Bambino Funding Ltd., 3.25%, 8/10/05		145		145	145		145
Banco Bilbao Viz Argebtaria, London, 3.11%, 7/15/05		319		319	319		319
Bank of New York,
3.16%, 4/4/06	(h)	156		156	156		156
3.33%, 10/28/05	(h)	513		513	513		513
Barclays New York, 3.11%, 7/11/05		344		344	344		344
Bear Stearns,
3.23%, 6/15/06	(h)	313		313	313		313
3.52%, 12/5/05	(h)	138		138	138		138

DESCRIPTION		MSIFT Equity Portfolio Shares	MSIF Large Cap Relative Value Portfolio Shares	Pro Forma Combined MSIF Large Cap Relative Value Portfolio Shares	MSIFT Equity Portfolio Value (000)	MSIF Large Cap Relative Value Portfolio Value (000)	Pro Forma Combined MSIF Large Cap Relative Value Portfolio Value (000)
		Face Amount (000)		Proforma Face Amount (000)
Calyon, N.Y., 3.31%, 2/27/06	(h)	$125		$125	$125		$125
CC USA, Inc.,
3.33%, 4/18/06	(h)	156		156	156		156
3.49%, 10/28/05	(h)	150		150	150		150
CIC, N.Y., 3.19%, 2/13/06	(h)	469		469	469		469
CIT Group Holdings, 3.18%, 7/29/05	(h)	197		197	197		197
Citigroup Global Markets Inc., 3.48%, 7/1/05		936		936	936		936
Citigroup, Inc., 3.32%, 9/1/05	(h)	150		150	150		150
DEKA DG, 3.19%, 5/19/06	(h)	313		313	313		313
ENI Coordination Center, 3.32%, 8/29/05	(h)	156		156	156		156
Galaxy Funding, Inc., 3.14%, 7/27/05		62		62	62		62
Gemini Securitization Corp., 3.06%, 7/6/05		93		93	93		93
Goldman Sachs Group LP, 3.20%, 2/15/06	(h)	156		156	156		156
International Lease Finance Corp., 3.44%, 9/22/05	(h)	241		241	241		241
K2 (USA) LLC,
3.08%, 10/24/05	(h)	444		444	444		444
3.19%, 2/15/06	(h)	144		144	144		144
3.33%, 4/25/06	(h)	156		156	156		156
KBC, London, 3.31%, 8/9/05		219		219	219		219
Lake Constance Funding LLC., 3.05%, 7/7/05		93		93	93		93
Landesbk Baden-Wuerttemberg London,
3.04%, 7/7/05		156		156	156		156
3.05%, 7/8/05		625		625	625		625
Links Finance LLC,
3.08%, 10/27/05	(h)	313		313	313		313
3.29%, 9/26/05	(h)	156		156	156		156
3.33%, 4/18/06	(h)	156		156	156		156
3.27%, 2/27/06	(h)	188		188	188		188
Marshall & Ilsley Bank, 3.44%, 12/29/05	(h)	438		438	438		438
Monte Dei Paschi, 3.05%, 7/8/05		625		625	625		625

DESCRIPTION		MSIFT Equity Portfolio Shares	MSIF Large Cap Relative Value Portfolio Shares	Pro Forma Combined MSIF Large Cap Relative Value Portfolio Shares	MSIFT Equity Portfolio Value (000)	MSIF Large Cap Relative Value Portfolio Value (000)	Pro Forma Combined MSIF Large Cap Relative Value Portfolio Value (000)
		Face Amount (000)		Proforma Face Amount (000)
Nationwide Building Society,
3.18%, 1/13/06	(h)	$250		$250	$250		$250
3.51%, 6/30/06	(h)	363		363	363		363
Pfizer, Inc., 3.12%, 7/31/06	(h)	313		313	313		313
Procter & Gamble Co., 3.34%, 7/31/06	(h)	128		128	128		128
Sigma Finance, Inc.,
3.20%, 9/15/05	(h)	313		313	313		313
3.34%, 3/22/06	(h)	313		313	313		313
SLM Corp., 3.26%, 7/31/06	(h)	313		313	313		313
Tango Finance Corp., 3.33%, 3/22/06	(h)	263		263	263		263
Unicredito Delware Inc., 3.14%, 7/20/05		93		93	93		93
Westdeutsche Landesbank N.Y., 3.17%, 8/9/05	(h)	156		156	156		156
Windmill Funding, 3.06%, 7/6/05		62		62	62		62
					11,643		11,643
		Shares		Proforma Shares
Investment Company held as Collateral on Loaned Securities (0.0%)
JPMorgan Securities Lending Collateral Investment Fund		109		109	109		109

DESCRIPTION		MSIFT Equity Portfolio Shares	MSIF Large Cap Relative Value Portfolio Shares	Pro Forma Combined MSIF Large Cap Relative Value Portfolio Shares	MSIFT Equity Portfolio Value (000)	MSIF Large Cap Relative Value Portfolio Value (000)	Pro Forma Combined MSIF Large Cap Relative Value Portfolio Value (000)
		Face Amount (000)	Face Amount (000)	Proforma Face Amount (000)
Repurchase Agreement (2.8%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $2,565 (for equity portfolio)
Repurchase price $7,693 (for value equity portfolio)	(f)	$2,565	$7,692	$10,257	$2,565	$7,692	$10,257
Total Short-Term Investments (Cost $22,009)					14,317		22,009
Total Investments (103.2%) (Cost $342,509) – Including $11,522 of Securities Loaned					188,022	186,784	374,806
Liabilities in Excess of Other Assets (–3.2%)					(11,817)	121	(11,696)
Net Assets (100%)					$176,205	$186,905	$363,110

(a)	Non-income producing security.

(c)	All or a portion of security on loan at June 30, 2005.

(f)	Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2005.

ADR	American Depositary Receipt

The Adviser does not anticipate the need for the disposition of any portfolio holdings directly as a result of the merger.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
LARGE CAP RELATIVE VALUE PORTFOLIO

PRO FORMA FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

	MSIFT Equity (000)(5)	MSIF Large Cap Relative Value (000)	Adjustments (000)		Pro Forma Combined MSIF Large Cap Relative Value Portfolio (000)
Assets
Investments in Securities of Unaffiliated Issuers, at Cost	171,932	170,577			342,509
Investments in Securities of Unaffiliated Issuers, at Value (1)	188,022	186,784			374,806
Cash	1	1			2
Interest Receivable	0	1			1
Dividends Receivable	322	314			636
Receivable for Investments Sold	525	563			1,088
Receivable for Portfolio Shares Sold	7	104			111
Other Assets	3	3			6
Total Assets	188,880	187,770			376,650

Liabilities
Payable for Collateral on Securities Loaned	11,752	0
Payable for Investments Purchased	596	521			1,117
Reorganization Costs Payable	0	0	133	(4)	133
Payable for Portfolio Shares Redeemed	37	28			65
Payable for Administration Fees	12	12			24
Payable for Custodian Fees	15	13			28
Directors' Fees and Expenses Payable	9	8			17
Investment Advisory Fees Payable	228	217			445
Distribution Fees – Class B	0	19			19
Other Liabilities	26	47			73
Total Liabilities	12,675	865	133		13,540

Net Assets	176,205	186,905	(133)		362,977

Net Assets Consist Of:
Paid-In Capital	240,096	170,569			410,665
Undistributed (Distributions in Excess of) Net Investment Income	878	759	(133	)(4)	1,504
Accumulated Net Realized Gain (Loss)	(80,859)	(630)			(81,489)
Unrealized Appreciation/(Depreciation) on Investments	16,090	16,207			32,297
Net Assets	176,205	186,905	(133)		362,977

Net Assets – Class A		93,218	176,106	(2)	269,324
Shares Outstanding – Class A (not in thousands)		8,691,372	16,418,882	(3)	25,110,254
Net Asset Value Per Share – Class A		10.73			10.73

	MSIFT Equity (000)(5)	MSIF Large Cap Relative Value (000)	Adjustments (000)		Pro Forma Combined MSIF Large Cap Relative Value Portfolio (000)
Net Assets – Institutional Class B		93,687	(34	)(4)	93,653
Shares Outstanding – Institutional Class B (not in thousands)		8,744,327			8,744,327
Net Asset Value Per Share – Class B		10.71			10.71

Net Assets – Institutional Class	176,205				0
Shares Outstanding – Institutional Class (not in thousands)	15,213,696				0
Net Asset Value Per Share – Institutional Class	11.58				0

(1)	Including $11,522,000 and $0, respectively, securities on loan at June 30, 2005.

(2)	Equal to the net assets received from the Morgan Stanley Institutional Fund Trust Equity Portfolio, less the portion of the organizational costs allocated to the Class A Shares of the Pro Forma Combined Portfolio. (See Note 4 for additional information.)

(3)	The pro forma statements presume the issuance by the Morgan Stanley Institutional Fund, Inc. Large Cap Relative Value Portfolio of approximately 16,418,882 Class A Shares in exchange for the assets and liabilities of the Morgan Stanley Institutional Fund Trust Equity Portfolio.

(4)	A non-recurring cost associated with this transaction of approximately $133,000 will be incurred. The pro forma financial statements reflect 49% and 51% of this cost being borne by the Morgan Stanley Institutional Fund Trust Equity Portfolio and the Morgan Stanley Institutional Fund, Inc. Large Cap Relative Value Portfolio, respectively, based on their respective net assets prior to the combination above. Following the combination of the Portfolios into the Pro Forma Combined Portfolio, this allocation results in 74% to Class A shares and 26% to Class B Shares.

(5)	On January 3, 2005, the Adviser Class was fully liquidated, however, this Class is still active.

PRO FORMA FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

	MSIFT Equity	MSIF Large Cap Relative Value	Adjustments		Pro Forma Combined Large Cap Relative Value Portfolio
	(000)	(000)	(000)		(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	3,890	3,439	0		7,329
Interest	203	193	0		396
Less: Foreign Taxes Withheld	(4)	(4)	0		(8)
Total Investment Income	4,089	3,628	0		7,717
Expenses:
Investment Advisory Fees	932	845	(141)	a	1,636
Administration Fees	153	179	(41)	b	291
Custodian Fees	35	35	0		70
Directors' Fees and Expenses	3	3	0		6
Bank Overdraft Expense	0	1	0		1
Professional Fees	34	29	(26)	c	37
Shareholder Reporting Fees	21	50	(22)	d	49
Distribution Fees – Class B	@	185	0		185
Other Expenses	44	63	(26)	e	81
Total Expenses	1,222	1,390	(256)		2,356
Waiver of Investment Advisory Fees	0	(15)	15	f	0
Expense Offset	@	@			@
Net Expenses	1,222	1,375	(241)		2,356
Net Investment Income (Loss)	2,867	2,253	241		5,361
Realized Gain (Loss):
Investments Sold	18,560	18,440	0		37,000
Change in Unrealized Appreciation (Depreciation):
Investments	1,899	(1,689)	0		210
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	20,459	16,751	0		37,210
Net Increase (Decrease) in Net Assets Resulting from Operations	23,326	19,004	241		42,571

@ – Amount is less than $500.

a –	Reflects Advisory Fee rate change effective 11/01/04, as if it had been in effect for the entire period, including breakpoint economies of scale.

b –	Reflects Adminstration Fee rate change effective 11/01/04, as if it had been in effect for the entire period.

c –	Reflects the elimination of duplicate Audit and Tax Review Fees.

d –	Reflects the elimination of duplicate printing costs and the reallocation of shareholder reporting fees amongst the Trust.

e –	Reflects the elimination of duplicate Blue Sky Renewal Fees.

f –	Current expense projections fall below voluntary expense limitations, and therefore would not require the Combined Portfolio to waive Investment Advisory Fees.

Morgan Stanley Institutional Fund, Inc.
Large Cap Relative Value Portfolio
Notes to Pro Forma Financial Statements
(unaudited)

1.    Basis of Combination:

The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at June 30, 2005 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended June 30, 2005, reflect the accounts of Morgan Stanley Institutional Fund Trust Equity Portfolio ("Equity") and Morgan Stanley Institutional Fund, Inc. Large Cap Relative Value Portfolio (formerly Morgan Stanley Institutional Fund, Inc. Value Equity Portfolio) ("Value").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Equity in exchange for shares in Value. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Portfolio included in its Statement of Additional Information.

2.    Accounting Policies:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

3.    Accounting & Performance Survivor:

The books and records of the combined Portfolio as well as the combined Portfolio's financial highlights will reflect the historical activity of the Value.

4.    Tax Status:

It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

5.    Security Valuation:

Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers.

Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

6.    Equity Portfolio Asset Reduction:

In November 2005, the assets of Equity decreased by approximately 63% as a result of the realignment of funds included in the Morgan Stanley Funds Portfolio Architect Program, a mutual fund asset allocation program including Morgan Stanley and Van Kampen mutual funds. Due to this decrease in assets, Equity's total operating expense ratios (before any voluntary waivers) at November 30, 2005 were 0.72% for the Institutional Class and 0.97% for the Adviser Class.

                                  STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

                                  October 18, 2005

MORGAN STANLEY INSTITUTIONAL FUND, INC.

The second paragraph of the section of the Statement of Additional Information titled "REDEMPTION OF SHARES" is hereby deleted and replaced with the following:

     Class A shares of each Portfolio and Class B shares of each Portfolio, if offered, may be redeemed at any time at the net asset value per share next determined after receipt by the Fund or its designee of a redemption order as described under "Methods of Redemption" and "Investment through
     Financial Intermediaries," which may be more or less than the purchase price of your shares. Shares of the Active International Allocation,
     Emerging Markets, Emerging Markets Debt, Global Franchise, Global Value
     Equity, International Equity, International Magnum, International Real
     Estate, International Small Cap, Small Company Growth and U.S. Real Estate
     Portfolios redeemed within 30 days of purchase and shares of the Equity
     Growth, Focus Equity and Value Equity Portfolios redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the
     Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first. See each Prospectus for additional information about redeeming shares of a Portfolio.

The section of the Statement of Additional Information titled "INVESTMENT
POLICIES AND STRATEGIES - OTHER SECURITIES - LOANS OF PORTFOLIO SECURITIES" is
hereby deleted and replaced with the following:

     LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolios employ an agent to implement the securities lending program and the agent receives a fee from the Portfolios for its services. A Portfolio will not lend more than 33 1/3% of the value of its total assets.

     Each Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (I.E., the borrower "marks to market"
     on a daily basis); (iii) the loan be made subject to termination by the
     Portfolio at any time; and (iv) the Portfolio receive a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the
     Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the
     Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. Each Portfolio loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUPPLEMENT DATED OCTOBER 18, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY INSTITUTIONAL FUND, INC. DATED APRIL 29, 2005

                                  STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

                                  September 21, 2005

SUPPLEMENT DATED SEPTEMBER 21, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION
OF MORGAN STANLEY INSTITUTIONAL FUND, INC. DATED APRIL 29, 2005

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Mitchell M. Merin has resigned as President of the funds in the Fund Complex.
Ronald E. Robison has replaced Mr. Merin as President of the funds in the
Fund Complex.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

                                  August 25, 2005

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Effective November 1, 2005, the Board of Directors of Morgan Stanley
Institutional Fund, Inc. approved changing the name of the Equity Growth
Portfolio to "U.S. Large Cap Growth Portfolio." Upon effectiveness of this change, all references to "Equity Growth Portfolio" in the Statement of
Additional Information will be replaced with "U.S. Large Cap Growth Portfolio."

Effective August 25, 2005, the Board of Directors of Morgan Stanley
Institutional Fund, Inc. approved changing the name of the Value Equity
Portfolio to "Large Cap Relative Value Portfolio." Upon effectiveness of this change, all references to "Value Equity Portfolio" in the Statement of
Additional Information will be replaced with "Large Cap Relative Value
Portfolio."

Supplement dated August 25, 2005 to the Statement of Additional Information of
Morgan Stanley Institutional Fund, Inc. dated April 29, 2005 of:

Equity Growth Portfolio

Value Equity Portfolio

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                  P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798

                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 29, 2005

     Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no load mutual fund consisting of 23 portfolios offering a variety of investment alternatives.
Of the 23 portfolios, seven are not operational. This Statement of Additional
Information ("SAI") sets forth information about the Fund applicable to all 23 portfolios (each a "Portfolio" and collectively the "Portfolios"). Following is a list of the Portfolios:

GLOBAL AND INTERNATIONAL EQUITY
PORTFOLIOS:                                   U.S. EQUITY PORTFOLIOS:
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO     EQUITY GROWTH PORTFOLIO
CHINA GROWTH PORTFOLIO*                       FOCUS EQUITY PORTFOLIO
EMERGING MARKETS PORTFOLIO                    LARGE CAP RELATIVE VALUE PORTFOLIO*
EUROPEAN REAL ESTATE PORTFOLIO                MICROCAP PORTFOLIO*
GLOBAL FRANCHISE PORTFOLIO                    SMALL COMPANY GROWTH PORTFOLIO**
GLOBAL VALUE EQUITY PORTFOLIO                 U.S. EQUITY PLUS PORTFOLIO*
GOLD PORTFOLIO*                               U.S. REAL ESTATE PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO**              VALUE EQUITY PORTFOLIO
INTERNATIONAL MAGNUM PORTFOLIO
INTERNATIONAL SMALL CAP PORTFOLIO**           FIXED INCOME PORTFOLIOS:
                                              EMERGING MARKETS DEBT PORTFOLIO
MONEY MARKET PORTFOLIOS:                      MORTGAGE-BACKED SECURITIES PORTFOLIO*
MONEY MARKET PORTFOLIO                        MUNICIPAL BOND PORTFOLIO*
MUNICIPAL MONEY MARKET PORTFOLIO

----------

  * As of the date of this SAI, these Portfolios are not operational and do not have a current prospectus.
 ** Portfolio is currently closed to new investors with certain exceptions

     This SAI is not a prospectus, but should be read in conjunction with the
Fund's prospectuses dated April 29, 2005, as they may be supplemented from time to time, which may be obtained by calling the Fund at 1-800-548-7786.

     The Fund's most recent Annual Report is a separate document supplied with this SAI and includes the Fund's audited financial statements, which are incorporated by reference into this SAI.

     Each Portfolio (with the exception of the International Small Cap, Money
Market and Municipal Money Market Portfolios) offers both Class A and Class B shares. The International Small Cap, Money Market and Municipal Money Market
Portfolios only offer Class A shares.

     Certain Portfolios are "non-diversified" and, as such, such Portfolios'
investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds or portfolios, each such Portfolio may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree. However, the investments of each of the Emerging
Markets, Focus Equity and International Magnum Portfolios are currently diversified and may remain diversified in the future.

                                        1

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----

Investment Policies and Strategies                                            2
Investment Limitations                                                       31
Disclosure of Portfolio Holdings                                             32
Purchase of Shares                                                           36
Redemption of Shares                                                         38
Account Policies and Features                                                40
Management of the Fund                                                       41
Investment Advisory and Other Services                                       52
Distribution of Shares                                                       64
Brokerage Practices                                                          65
General Information                                                          68
Taxes                                                                        69
Control Persons and Principal Holders of Securities                          75
Performance Information                                                      79
Financial Statements                                                         83
Appendix A Descripton of Ratings                                            A-1

                       INVESTMENT POLICIES AND STRATEGIES

     This SAI provides additional information about the investment policies and operations of the Fund and its Portfolios. Morgan Stanley Investment Management
Inc. (the "Adviser" or "MSIM") acts as investment adviser to each Portfolio.
Under the supervision of the Adviser, Morgan Stanley Investment Advisors Inc.
("MSIA") acts as investment sub-adviser to the Money Market and Municipal Money
Market Portfolios; Morgan Stanley Investment Management Limited ("MSIM Limited")
acts as investment sub-adviser to the Global Franchise, Global Value Equity,
International Equity, International Small Cap and International Magnum
Portfolios; Morgan Stanley Investment Management Company ("MSIM Company") acts as investment sub-adviser to the International Magnum Portfolio; and Morgan
Stanley Asset & Investment Trust Management Co. Limited ("MSAITM") acts as investment sub-adviser to the International Magnum Portfolio (MSIA, MSIM
Limited, MSIM Company and MSAITM are each referred to individually as the
"Sub-Adviser" and collectively as the "Sub-Advisers"). References to the
Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.

     The following tables summarize the permissible strategies and investments for each Portfolio. These tables should be used in conjunction with the investment summaries for each Portfolio contained in the Prospectus in order to provide a more complete description of such Portfolio's investment policies.

                                       2

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

                                              ACTIVE
                                           INTERNATIONAL       CHINA         EMERGING        EUROPEAN         GLOBAL
                                            ALLOCATION        GROWTH          MARKETS       REAL ESTATE      FRANCHISE
                                           -----------------------------------------------------------------------------

EQUITY SECURITIES:
   Common Stocks                                 /X/            /X/           /X/               /X/             /X/
   Depositary Receipts                           /X/            /X/           /X/               /X/             /X/
   Preferred Stocks                              /X/            /X/           /X/               /X/             /X/
   Rights                                        /X/            /X/           /X/               /X/             /X/
   Warrants                                      /X/            /X/           /X/               /X/             /X/
   Convertible Securities                        /X/            /X/           /X/               /X/             /X/
   Limited Partnerships                          /X/            /X/           /X/               /X/             /X/
   Investment Company Securities                 /X/            /X/           /X/               /X/             /X/
   Real Estate Investing                         /X/            /X/           /X/               /X/             /X/
   --REITs                                       /X/            /X/           /X/               /X/             /X/
   --Specialized Ownership Vehicles              /X/            /X/           /X/               /X/             /X/
FIXED INCOME SECURITIES:
   High Yield Securities                                                      /X/
   U.S. Government Securities                    /X/            /X/           /X/               /X/              *
   Agencies                                      /X/            /X/           /X/               /X/              *
   Corporates                                    /X/            /X/           /X/               /X/              *
   Money Market Instruments                      /X/            /X/           /X/               /X/             /X/
   Cash Equivalents                              /X/            /X/           /X/               /X/             /X/
   Repurchase Agreements                         /X/            /X/           /X/               /X/             /X/
   Municipals
   Asset-Backed Securities
   Loan Participations and Assignments                                        /X/
   Temporary Investments                         /X/            /X/           /X/               /X/             /X/
   Zero Coupons, Pay-In-Kind Securities
      or Deferred Payment Securities             /X/            /X/           /X/               /X/
   Eurodollar and Yankee Dollar
      Obligations                                /X/            /X/           /X/               /X/             /X/
FOREIGN INVESTMENT:
   Foreign Equity Securities                     /X/            /X/           /X/               /X/             /X/
   Foreign Government Fixed Income
      Securities                                 /X/            /X/           /X/               /X/
   Foreign Corporate Fixed Income
      Securities                                 /X/            /X/           /X/               /X/
   Emerging Market Country Securities            /X/            /X/           /X/               /X/             /X/
   Russian Equity Securities                                                  /X/
   Foreign Currency Transactions                 /X/            /X/           /X/               /X/             /X/
   Brady Bonds                                   /X/                          /X/               /X/
   Investment Funds                              /X/            /X/           /X/               /X/             /X/
OTHER SECURITIES:
   Loans of Portfolio Securities                 /X/            /X/           /X/               /X/             /X/
   Non-Publicly Traded Securities,
      Private Placements and Restricted
      Securities                                 /X/            /X/           /X/               /X/             /X/
   When-Issued and Delayed Delivery
      Securities                                 /X/            /X/           /X/               /X/             /X/

                                              GLOBAL                       INTERNATIONAL   INTERNATIONAL   INTERNATIONAL
                                           VALUE EQUITY        GOLD           EQUITY          MAGNUM         SMALL CAP
                                           -----------------------------------------------------------------------------

EQUITY SECURITIES:
   Common Stocks                                 /X/             /X/            /X/             /X/             /X/
   Depositary Receipts                           /X/             /X/            /X/             /X/             /X/
   Preferred Stocks                              /X/             /X/            /X/             /X/             /X/
   Rights                                        /X/             /X/            /X/             /X/             /X/
   Warrants                                      /X/             /X/            /X/             /X/             /X/
   Convertible Securities                        /X/             /X/            /X/             /X/             /X/
   Limited Partnerships                          /X/             /X/            /X/             /X/             /X/
   Investment Company Securities                 /X/             /X/            /X/             /X/             /X/
   Real Estate Investing                         /X/                            /X/             /X/             /X/
  --REITs                                        /X/                            /X/             /X/             /X/
  --Specialized Ownership Vehicles               /X/                            /X/             /X/             /X/
FIXED INCOME SECURITIES:
   High Yield Securities
   U.S. Government Securities                     *              /X/             *              /X/              *
   Agencies                                       *              /X/             *              /X/              *
   Corporates                                     *              /X/             *              /X/              *
   Money Market Instruments                      /X/             /X/            /X/             /X/             /X/
   Cash Equivalents                              /X/             /X/            /X/             /X/             /X/
   Repurchase Agreements                         /X/             /X/            /X/             /X/             /X/
   Municipals
   Asset-Backed Securities
   Loan Participations and Assignments
   Temporary Investments                         /X/             /X/            /X/             /X/             /X/
   Zero Coupons, Pay-In-Kind Securities
      or Deferred Payment Securities                             /X/                            /X/
   Eurodollar and Yankee Dollar
      Obligations                                /X/             /X/            /X/             /X/             /X/
FOREIGN INVESTMENT:
   Foreign Equity Securities                     /X/             /X/            /X/             /X/             /X/
   Foreign Government Fixed Income
      Securities                                                 /X/                            /X/
   Foreign Corporate Fixed Income
      Securities                                                 /X/                            /X/
   Emerging Market Country Securities            /X/             /X/            /X/             /X/             /X/
   Russian Equity Securities
   Foreign Currency Transactions                 /X/             /X/            /X/             /X/             /X/
   Brady Bonds                                   /X/             /X/                            /X/
   Investment Funds                              /X/             /X/            /X/             /X/             /X/
OTHER SECURITIES:
   Loans of Portfolio Securities                 /X/             /X/            /X/             /X/             /X/
   Non-Publicly Traded Securities,
      Private Placements and Restricted
      Securities                                 /X/             /X/            /X/             /X/             /X/
   When-Issued and Delayed Delivery
      Securities                                 /X/             /X/            /X/             /X/             /X/

                                        3

                                              ACTIVE
                                           INTERNATIONAL       CHINA         EMERGING        EUROPEAN         GLOBAL
                                            ALLOCATION        GROWTH          MARKETS       REAL ESTATE      FRANCHISE
                                           -----------------------------------------------------------------------------

   Borrowing for Investment Purposes
   Temporary Borrowing                           /X/             /X/             /X/             /X/             /X/
   Reverse Repurchase Agreements
   Short Sales
   Structured Investments                        /X/             /X/             /X/             /X/             /X/
DERIVATIVES:
Forward Foreign Currency Exchange
   Contracts                                     /X/             /X/             /X/             /X/             /X/
   Futures Contracts                             /X/             /X/             /X/             /X/             /X/
   Forward Contracts                             /X/             /X/             /X/             /X/             /X/
   Options                                       /X/             /X/             /X/             /X/             /X/
   Swaps, Caps, Collars and Floors               /X/             /X/             /X/             /X/             /X/

                                              GLOBAL                       INTERNATIONAL   INTERNATIONAL   INTERNATIONAL
                                           VALUE EQUITY        GOLD           EQUITY          MAGNUM         SMALL CAP
                                           -----------------------------------------------------------------------------

   Borrowing for Investment Purposes
   Temporary Borrowing                           /X/             /X/             /X/             /X/             /X/
   Reverse Repurchase Agreements
   Short Sales
   Structured Investments                        /X/             /X/             /X/             /X/             /X/
DERIVATIVES:
Forward Foreign Currency Exchange
   Contracts                                     /X/             /X/             /X/             /X/             /X/
   Futures Contracts                             /X/             /X/             /X/             /X/             /X/
   Forward Contracts                             /X/             /X/             /X/             /X/             /X/
   Options                                       /X/             /X/             /X/             /X/             /X/
   Swaps, Caps, Collars and Floors               /X/             /X/             /X/             /X/             /X/

----------

  * See Money Market Instruments and Temporary Investments.

U.S. EQUITY PORTFOLIOS

                                                         LARGE CAP                SMALL
                                     EQUITY     FOCUS    RELATIVE                COMPANY    U.S. EQUITY   U.S. REAL    VALUE
                                     GROWTH    EQUITY     VALUE     MICROCAP     GROWTH        PLUS         ESTATE     EQUITY
                                     ----------------------------------------------------------------------------------------

EQUITY SECURITIES:
   Common Stocks                       /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
   Depositary Receipts                 /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
   Preferred Stocks                    /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
   Rights                              /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
   Warrants                            /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
   IPOs                                /X/       /X/                               /X/
   Convertible Securities              /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
   Limited Partnerships
   Investment Company Securities       /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
   Real Estate Investing               /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
   --REITs                             /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
   --Specialized Ownership Vehicles    /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
FIXED INCOME SECURITIES:
   High Yield Securities
   U.S. Government Securities          /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
   Agencies                            /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
   Corporates                          /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
   Money Market Instruments            /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
   Repurchase Agreements               /X/       /X/       /X/         /X/         /X/          /X/           /X/        /X/
   Municipals
   Asset-Backed Securities

                                        4

                                                                 LARGE CAP            SMALL
                                             EQUITY     FOCUS    RELATIVE             COMPANY  U.S. EQUITY  U.S. REAL   VALUE
                                             GROWTH    EQUITY     VALUE     MICROCAP  GROWTH      PLUS       ESTATE    EQUITY
                                            ---------------------------------------------------------------------------------

   Loan Participations and Assignments
   Temporary Investments                       /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/
   Zero Coupons, Pay-In-Kind Securities
      or Deferred Payment Securities           /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/
   Eurodollar and Yankee Dollar
      Obligations
FOREIGN INVESTMENT:
   Foreign Equity Securities                   /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/
   Foreign Bonds                                                                                                /X/
   Emerging Market Country Securities          /X/       /X/                             /X/                    /X/
   Russian Equity Securities
   Foreign Currency Transactions               /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/
   Brady Bonds
   Investment Funds                            /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/
OTHER SECURITIES:
   Loans of Portfolio Securities               /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/
   Non-Publicly Traded Securities,
      Private Placements and Restricted
      Securities                               /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/
   When-Issued and Delayed Delivery
      Securities                               /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/
   Borrowing for Investment Purposes
   Temporary Borrowing                         /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/
   Reverse Repurchase Agreements                                                                    /X/
   Short Sales
   Structured Investments                      /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/
DERIVATIVES:
   Forward Foreign Currency Exchange
      Contracts                                /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/
   Futures Contracts                           /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/
   Forward Contracts                           /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/
   Options                                     /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/
   Swaps                                       /X/       /X/        /X/        /X/       /X/        /X/         /X/       /X/

FIXED INCOME AND MONEY MARKET PORTFOLIOS

                                  EMERGING                                               MUNICIPAL
                                   MARKETS                   MORTGAGE-BACKED  MUNICIPAL   MONEY
                                    DEBT     MONEY MARKET      SECURITIES       BOND      MARKET
                                  ----------------------------------------------------------------

EQUITY SECURITIES:
   Common Stocks
   Depositary Receipts               /X/
   Preferred Stocks                  /X/
   Rights                            /X/
   Warrants                          /X/
   Convertible Securities            /X/
   Limited Partnerships
   Investment Company Securities     /X/          /X/              /X/           /X/        /X/
   Real Estate Investing
   --REITs

                                        5

                                               EMERGING                                               MUNICIPAL
                                                MARKETS                   MORTGAGE-BACKED  MUNICIPAL   MONEY
                                                 DEBT     MONEY MARKET      SECURITIES       BOND      MARKET
                                               ----------------------------------------------------------------

   --Specialized Ownership Vehicles
FIXED INCOME SECURITIES:
   High Yield Securities                          /X/
   U.S. Government Securities                     /X/           /X/              /X/           /X/        /X/
   Agencies                                       /X/           /X/              /X/           /X/        /X/
   Corporates                                     /X/           /X/               *            /X/         *
   Money Market Instruments                       /X/           /X/              /X/           /X/        /X/
   Mortgage Related Securities                    /X/           /X/              /X/           /X/
   --MBSs                                         /X/           /X/              /X/           /X/
   --CMOs                                         /X/                            /X/
   --SMBSs                                                                       /X/
   Repurchase Agreements                          /X/           /X/              /X/           /X/        /X/
   Municipals                                     /X/           /X/              /X/           /X/
   Asset-Backed Securities                        /X/           /X/
   Loan Participations and Assignments            /X/
   Temporary Investments                          /X/           /X/              /X/           /X/        /X/
   Zero Coupons, Pay-In-Kind Securities
      or Deferred Payment                         /X/           /X/              /X/           /X/        /X/
   Floaters                                       /X/           /X/              /X/           /X/        /X/
   Inverse Floaters                               /X/                            /X/           /X/
   Eurodollar and Yankee Dollar Obligations       /X/
FOREIGN INVESTMENT:
   Foreign Equity Securities                      /X/
   Foreign Bonds                                  /X/
   Emerging Market Country Securities             /X/
   Russian Equity Securities
   Foreign Currency Transactions                  /X/
   Brady Bonds                                    /X/
   Investment Funds                               /X/
OTHER SECURITIES:
   Loans of Portfolio Securities                  /X/                            /X/           /X/
   Non-Publicly Traded Securities,
      Private Placements and Restricted
      Securities                                  /X/           /X/              /X/           /X/        /X/
   When-Issued and Delayed Delivery
      Securities                                  /X/           /X/              /X/           /X/        /X/
   Borrowing for Investment Purposes              /X/
   Temporary Borrowing                            /X/           /X/              /X/           /X/        /X/
   Reverse Repurchase Agreements                  /X/           /X/
   Short Sales                                    /X/
   Structured Investments                         /X/           /X/              /X/           /X/        /X/
DERIVATIVES:
   Forward Foreign Currency Exchange
      Contracts                                   /X/                            /X/           /X/
   Futures Contracts                              /X/                            /X/           /X/
   Forward Contracts                              /X/                            /X/           /X/
   Options                                        /X/                            /X/           /X/
   Swaps                                          /X/                            /X/           /X/

----------
  * This Portfolio may invest in certain Corporate Debt as described under
    Money Market Instruments and Temporary Investments.

                                        6

EQUITY SECURITIES

      Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the
United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

COMMON STOCKS. Common stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

DEPOSITARY RECEIPTS. Depositary receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American
Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "depositary receipts"). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United
States. ADRs also include American depositary shares. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United
States.

      Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a Portfolio's investment policies, a Portfolio's investments in depositary receipts will be deemed to be an investment in the underlying securities, except that ADRs and other types of depositary receipts may be deemed to be issued by a U.S. issuer.

PREFERRED STOCKS. Preferred stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because preferred stocks pay a fixed or variable stream of dividends they have many of the characteristics of a fixed-income security and are, therefore, included in both the definition of equity security and fixed-income security.

RIGHTS. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public.
Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

WARRANTS. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

IPOs. The Portfolios may purchase equity securities issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those securities shortly after their acquisition. A Portfolio's purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate.
The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

CONVERTIBLE SECURITIES. Convertible securities are securities that may be exchanged under certain circumstances for a fixed number of shares of common stock or other equity securities. Convertible securities generally represent

                                        7

a feature of some other type of security, such as a fixed-income security or preferred stock, so that, for example, a convertible fixed-income security would be a fixed-income security that is convertible into common stock. Convertible securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definitions of equity security and fixed-income security. Each of the U.S., Global and International Equity Portfolios can
invest up to 5% of its assets in convertible securities that have been rated below investment grade.

LIMITED PARTNERSHIPS. A limited partnership interest entitles a portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

INVESTMENT COMPANY SECURITIES. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including exchange-traded funds ("ETFs"). The Investment Company Act of 1940, as amended
(the "1940 Act"), generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. A Portfolio may invest in investment company securities of investment companies managed by MSIM or its affiliates to the extent permitted under the
1940 Act or as otherwise authorized by the Securities and Exchange Commission
(the "SEC"). To the extent a Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in any such Portfolio will bear not only his proportionate share of the expenses of the
Portfolio, but also, indirectly the expenses of the purchased investment company.

      EXCHANGE TRADED FUNDS. The Portfolios may invest in shares of various
ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of
ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Portfolio would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

REAL ESTATE INVESTING. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a
Portfolio's investments.

REITs. Certain Portfolios may invest in real estate investment trusts ("REITs").
REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally,
REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity
REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, E.G., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

      A shareholder in a Portfolio, by investing in REITs indirectly through the
Portfolio, will bear not only his proportionate share of the expenses of the
Portfolio, but also, indirectly, the management expenses of the

                                        8

underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area or in a single property type.
REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors'
funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the
Portfolios may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the specialized ownership vehicle.

                             FIXED INCOME SECURITIES

      Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

      Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (E.G., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk.

      Interest-rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

      Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

      Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated
final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

                                        9

      Spread risk is the potential for the value of a Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or
"spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security-
or market-specific credit concerns or general reductions in risk tolerance.

      Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

FIXED INCOME VALUE INVESTING. The Adviser employs a value investing philosophy in the management of certain Portfolios. Bond prices and yields reflect implicit market forecasts regarding a variety of factors, such as inflation, economic growth, credit risk and prepayment risk, to name a few. The Adviser uses a series of quantitative models and tools to assess and help identify situations where implicit market forecasts appear to be extremely optimistic or pessimistic. The Adviser then analyzes these findings and establishes the
Portfolio's interest-rate, sector and security selection positions so as to take advantage of the most attractive of these value opportunities.

INVESTMENT GRADE SECURITIES. Investment grade securities are fixed income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by
Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.
("S&P") or Fitch Ratings ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors
Service, Inc. ("Moody's")) or determined to be of equivalent quality by the
Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income security.
Moreover, market risk also will affect the prices of even the highest rated fixed income securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

HIGH YIELD SECURITIES. High yield securities are generally considered to include fixed income securities rated below the four highest rating categories at the time of purchase (E.G., Ba through C by Moody's, or BB through D by S&P or
Fitch) and unrated fixed income securities considered by MSIM to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as "junk bonds" or high yield, high risk securities. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

      While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities are often issued by smaller, less credit worthy issuers, or by highly leveraged (indebted) issuers that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer.
The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

U.S. GOVERNMENT SECURITIES. U.S. Government securities refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. government securities that certain
Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain
Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United
States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal
Housing Administration ("FHA"). Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S.
Treasury. Among these agencies and instrumentalities are the Federal National
Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation
("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

                                       10

      ADJUSTABLE RATE GOVERNMENT SECURITIES. Adjustable rate government securities are variable rate securities where the variable rate of interest is readjusted no less frequently than every 397 days and deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

AGENCIES. Agencies refer to fixed income securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home
Administration, Federal Financing Bank and others. Certain debt issued by
Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by
U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the
United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S.
Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, FHA, Maritime Administration, Small Business Administration and
The Tennessee Valley Authority ("TVA"). An instrumentality of the U.S.
Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central
Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

MATURITY AND DURATION MANAGEMENT. A component of the Adviser's fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed, based upon the Adviser's assessment of the market's implied forecasts for inflation and economic growth. Adjustments to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall.

      Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

      There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated
final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure.
In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

CORPORATES. Corporates are fixed income securities issued by private businesses.
Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due the holder.

MONEY MARKET INSTRUMENTS. Money market instruments are high quality short-term fixed income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

                                       11

CASH EQUIVALENTS. Cash equivalents are short-term fixed income securities comprising:

(1)     Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated
interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers'
acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

      Each Portfolio may invest in obligations of U.S. banks, and in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

      A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2)     Each Portfolio (except the Money Market and Municipal Money Market
Portfolios) may invest in commercial paper (see below) rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSROs")
in one of their two highest categories, (E.G., A-l or A-2 by S&P or Prime 1 or
Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (E.G., A or better by Moody's, S&P or Fitch). The Money Market Portfolio and Municipal Money Market
Portfolio invest only in commercial paper (as described below) rated in the highest category;

(3)     Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (E.G., A or better by Moody's, S&P or Fitch);

(4)     U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the
U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5)     Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home
Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae,
Federal Financing Bank, TVA and others; and

(6)     Repurchase agreements collateralized by the securities listed above.

      COMMERCIAL PAPER. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit.
Virtually all commercial paper is rated by Moody's or S&P.

      Commercial paper rated A-1 by S&P has the following characteristics: (1)
liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3.

      The rating Prime-1 is the highest commercial paper rating assigned by
Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer

                                       12

acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MORTGAGE RELATED SECURITIES. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

      MORTGAGE-BACKED SECURITIES. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by Ginnie Mae, FHLMC or Fannie
Mae, private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBSs that at the time of purchase are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

      MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. FHLMC securities are supported by the FHLMC's right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, FHLMC now issues MBSs (FHLMC Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding
Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the
U.S. Treasury.

      There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (To Be Announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis. See also "Leverage Risk."

      Like fixed income securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting
MBSs, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in
MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolios will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody's, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.

      FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage
Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government.

                                       13

      Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of
Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA
Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i)
fixed rate level payment mortgage loans; (ii) fixed rategrowing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate
California mortgage loans; (v) other adjustable rate mortgage loans; and (vi)
fixed rate and adjustable mortgage loans secured by multi-family projects.

      FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S.
Government.

      Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A
Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

      GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban
Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA
Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

      Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

      COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations
("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage-backed securities
(discussed above) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes.
Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying
Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

      CMOs may be issued by agencies or instrumentalities of the U.S.
Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a
"REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a
REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

      The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO

                                       14

tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates.
Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

      Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another;
a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

      STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities
("SMBSs") are multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid.
POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments)
on the related underlying Mortgage Assets, and significant changes in the rate of principal repayments will have a corresponding effect on the SMBSs' yield to maturity.

      CREDIT ENHANCEMENT. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.
Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage related securities for which third party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and
"over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets.
Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

                                       15

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a
Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements may be viewed as a fully collateralized loan of money by the
Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

      In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third party for the benefit of the Portfolio until repurchased.
Repurchase agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature.
If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

      While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continually monitored by the
Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium, which is determined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the
Portfolios will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. In addition, certain Portfolios may invest in repurchase agreements backed by non-governmental collateral; certain Portfolios may invest in repurchase agreements that are backed by money market instruments or high grade corporate bonds entered into only on an overnight basis and only with approved broker-dealers. Such repurchase agreements may be subject to the automatic stay provision of the Bankruptcy Code, and may result in the inability of a Portfolio to immediately liquidate the collateral in the event of default or bankruptcy by the seller.

      It is the current policy of the Large Cap Relative Value Portfolio not to invest at the time of purchase more than 5% of its net assets in securities subject to repurchase agreements.

      Pursuant to an order issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis with other investment companies advised by the Adviser. By entering into repurchase agreements on a joint basis, the Portfolios expect to incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. See also "Leverage Risk."

MUNICIPALS. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities.
Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works.
Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

      The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

                                       16

      Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

      Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

      Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

      Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the
Portfolios will meet the quality criteria set out in the Prospectus for the
Portfolios.

      The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

      Municipal bonds are sometimes purchased on a "when-issued" or
"delayed-delivery" basis, which means the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

      From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

      Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

      The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7,
1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

                                       17

ASSET-BACKED SECURITIES. Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.
Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

      Asset-backed securities are not issued or guaranteed by the U.S.
Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

PREFERRED STOCKS. Preferred stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because preferred stocks represent an ownership interest in the issuer they have many of the characteristics of an equity security and are, therefore, included in both the definition of fixed income security and equity security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services
(trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

      A Portfolio's investments in Loans may be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans
("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the
Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the
Adviser to be creditworthy.

      When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

      Because there is no liquid market for Loan Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a
Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Loan Participations and Assignments also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its net asset value.

                                       18

      Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and
Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand.
Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and
Assignments present additional risk of default or loss.

TEMPORARY INVESTMENTS. When the Adviser believes that changes in economic, financial or political conditions make it advisable, each Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; money market instruments; and instruments issued by international development agencies.

      The Large Cap Relative Value Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Under normal market conditions, no more than 5% of the Portfolio's assets will be invested in cash. Although the Adviser can take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede the Adviser's ability to protect the Large Cap Relative Value Portfolio's capital during declines in the particular segment of the market to which the Large Cap Relative Value
Portfolio's assets are committed.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero
coupon, pay-in-kind and deferred payment securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Portfolio will not receive cash periodic coupon payments on these securities, the Portfolio may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Portfolio may have to pay taxes on this phantom income, although it has not received any cash payment.

      ZERO COUPONS. Zero coupons are fixed income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity.

      PAY-IN-KIND SECURITIES. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

      DEFERRED PAYMENT SECURITIES. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated
coupon rate becomes effective and interest becomes payable at regular intervals.

FLOATERS. Floaters are fixed income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign
Investment."

INVERSE FLOATERS. Inverse floating rate obligations are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of other mortgage-related securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, a Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.
When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. A Portfolio may sell the

                                       19

securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

      At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. A Portfolio will also earmark cash or liquid assets or establish a segregated account on the Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. See also "Leverage
Risk."

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. The Portfolios may invest in
Eurodollar and Yankee dollar obligations, which are fixed income securities.
Eurodollar and Yankee dollar obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros (the new currency implemented on January 1, 1999 by the countries participating in the EMU). Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S.
dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Portfolios may consider
Yankee dollar obligations to be domestic securities for purposes of their investment policies.

      Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However,
Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

                               FOREIGN INVESTMENT

      Investing in foreign securities involves certain special considerations which are not typically associated with investing in the equity securities or fixed income securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on
U.S. exchanges.

      Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of a Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

      Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The
Portfolios may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

      The Adviser considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives
50% or more of its annual revenue from either goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic

                                       20

region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

FOREIGN EQUITY SECURITIES. Foreign equity securities are equity securities of an issuer in a country other than the United States.

FOREIGN GOVERNMENT FIXED INCOME SECURITIES. Foreign government fixed income securities are fixed income securities issued by a government other than the
U.S. government or government-related issuer in a country other than the United
States.

FOREIGN CORPORATE FIXED INCOME SECURITIES. Foreign corporate fixed income securities are fixed income securities issued by a private issuer in a country other than the United States.

EMERGING MARKET COUNTRY SECURITIES. An emerging market country security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

      Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and
Development (more commonly known as the World Bank) and the International
Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

      The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

      Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

      Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history.
In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

      Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

RUSSIAN EQUITY SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act)
and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration

                                       21

through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout
Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision.
In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the
Adviser and could cause a delay in the sale of Russian Securities by the
Portfolio if the company deems a purchaser unsuitable, which may expose the
Portfolio to potential loss on its investment.

      In light of the risks described above, a Portfolio will not invest in the equity securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain
Russian companies that a Portfolio would otherwise make.

FOREIGN CURRENCY TRANSACTIONS. The U.S. dollar value of the assets of the
Portfolios, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The
Portfolios may conduct their foreign currency exchange transactions on a spot
(I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios also may manage their foreign currency transactions by entering into forward foreign currency exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under
"Derivatives" below.

      Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the
Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a
Portfolio. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

      FOREIGN CURRENCY WARRANTS. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash
(generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

      Foreign currency warrants have been issued in connection with U.S.
dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese
Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (E.G., unless the U.S.
dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

      Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

                                       22

      Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options
Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

      PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard"
principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S.
dollar; "reverse" principal exchange rate linked securities are like the
"standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S.
dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

BRADY BONDS. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by
Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Portfolio will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. However,
Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. A Portfolio may invest in these
Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

                                OTHER SECURITIES

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its investment securities to qualified institutional investors that need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the
Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (I.E., the borrower
"marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.

      At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by

                                       23

the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES.
The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

      As a general matter, a Portfolio may not invest more than 15% (10% for the
Large Cap Relative Value, Money Market and Municipal Money Market Portfolios) of
its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the
Securities Act of 1933 (the "1933 Act") ("Rule 144A Securities") and may be
deemed to be liquid under guidelines adopted by the Fund's Board of Directors.
The Portfolios may invest without limit in liquid Rule 144A Securities. Rule
144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

BORROWING FOR INVESTMENT PURPOSES. Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when the Adviser believes that borrowing will benefit the
Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. Each
Portfolio that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

TEMPORARY BORROWING. Each Portfolio is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes, except that the Emerging Markets Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) below. For example, the Portfolios may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of a
Portfolio to liquidate portfolio holdings. Each Portfolio (other than the
Emerging Markets Debt Portfolio) will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

      The Board of Directors of the Fund has approved procedures whereby the
Portfolios together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank.
Each Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

LEVERAGE RISK. Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets or establish a segregated account or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a
Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

REVERSE REPURCHASE AGREEMENTS. Under a reverse repurchase agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging

                                       24

exceeds the interest expense of the original reverse repurchase transaction and
(ii) proceeds from the transaction are not invested for longer than the term of the reverse repurchase agreement.

SHORT SALES. A short sale is a transaction in which the Portfolio sells securities it owns or has the right to acquire at no added cost (I.E., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the
Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

      The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the
Portfolio will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between
(i) the market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

STRUCTURED INVESTMENTS. Each Portfolio may invest in structured investments.
Structured investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount a Portfolio receives when it sells a structured investment or at maturity of a structured investment is not fixed, but is based on the price of the underlying security or index.
Particular structured investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price and volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed income and equity securities and capital markets generally. Structured investments also may trade differently from their underlying securities. Structured investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of structured investments, making high volume trades possible only with discounting.

      Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four of the more common types of structured investments that each Portfolio may invest in. The Portfolios may invest in other structured investments, including those that may be developed in the future, to the extent that the structured investments are otherwise consistent with a Portfolio's investment objective and policies.

      PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%.
Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the
PERCS at any time or at the specified common stock price level, a Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a high dividend income than that paid with respect to a company's common stock.

      ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder

                                       25

of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS,
ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, a Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Investors that seek current income, find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender.
The creditworthiness of such third party issuer of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities.
Another advantage of using ELKS is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

      LYONs. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the
Portfolio will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value.
The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs.
Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

      STRUCTURED NOTES. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and
LIBOR), referenced bonds and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid. The Portfolios will use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

                                   DERIVATIVES

      Certain Portfolios are permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, both for hedging and non-hedging purposes. Permitted derivative products include, but are not limited to futures contracts ("futures"); forward contracts
("forwards"); options; swaps, caps, collars and floors; structured notes; and
other derivative products yet to be developed, so long as these new products are used in a manner consistent with the objectives of the Portfolios. These derivative products may be based on a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, groups or "baskets" of securities and securities indices (for each derivative product, the "underlying"). Each Portfolio will limit its use of forward foreign currency exchange contracts and other derivative products for non-hedging purposes to 331/3% of its total assets, measured by the aggregate notional amount of outstanding derivative products.

      The term hedging, generally, means that a Portfolio is using a derivative product as a way to reduce or limit risk. For example, a Portfolio may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar or a Portfolio could use a portion of its cash to buy securities futures in order to hedge the risk of not being fully invested. The Portfolios also may use certain complex hedging techniques. For example, a Portfolio may use a type of hedge known as a cross hedge or a proxy hedge, where the Portfolio hedges

                                       26

the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of forward foreign currency exchange contracts or other derivative products for hedging purposes.

      The Portfolios may use derivative products under a number of different circumstances to further their investment objectives. For example, a Portfolio may purchase derivatives to gain exposure to a market or currency quickly in response to changes in the Portfolio's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying market. A Portfolio may also use derivatives when it is restricted from directly owning the "underlying" or when derivatives provide a pricing advantage or lower transaction costs. The Portfolios also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by a
Portfolio for hedging or risk management purposes and in other circumstances when the Adviser believes it advantageous to do so consistent with the
Portfolio's investment objectives and policies. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such derivative transactions.

      The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

      Some of the derivative products in which the Portfolios may invest and some of the risks related thereto are described in further detail below.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT. Forward foreign currency exchange contracts are derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date.
Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

      A Portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the
Portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure.
Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio's obligations in a segregated account throughout the duration of the contract.

      A Portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing foreign equity or bond, a Portfolio may purchase a U.S.
dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

      Forward foreign currency exchange contracts are not traded on contract markets regulated by the SEC or the Commodity Futures Trading Commission (the
"CFTC"). They are traded through financial institutions acting as market-makers.
Portfolios that trade forward foreign currency exchange contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

      Forward foreign currency exchange contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the
United States of data on which to make trading decisions, (iii) delays in

                                       27

a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

      Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio's obligation under the forward foreign currency exchange contract.
On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into a forward foreign currency exchange contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward foreign currency exchange contract. See also
"Leverage Risk."

      The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a
Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting"
contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

      If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. The Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities.
It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of, exchange which one can achieve at some future point in time.
Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS (FUTURES) AND FORWARD CONTRACTS (FORWARDS). The Portfolios may
purchase and sell futures contracts, including futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

      The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use forward foreign currency exchange contracts, which are separately discussed under "Forward Foreign Currency Exchange Contracts." These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

      In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will uses these products only as permitted by applicable laws and regulations. Some of the ways in which the
Portfolios may use futures contracts, forward contracts and related options follow.

                                       28

      The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options inorder to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to lock in rates or to adjust their exposure to a particular currency.

      The Portfolio may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes. The Portfolios may also use futures contracts to gain exposure to an entire market (E.G., stock index futures) or to control their exposure to changing foreign currency exchange rates.

      Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of movement of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the changes in market value of investments held by a
Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. A Portfolio will seek to minimize the risk by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the
Portfolio's obligations under such contracts. See also "Leverage Risk."

LIMITATIONS ON FUTURES CONTRACTS. The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the
Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon, except as set forth in a Portfolio's Prospectus or
SAI. There is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedging position.

OPTIONS. The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on exchanges or over-the-counter markets.

      Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying
(such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

      Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

      By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the

                                       29

Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

      There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the
Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a
Portfolio and the prices of options relating to such investments, and (ii)
possible lack of a liquid secondary market for an option.

SWAPS, CAPS, COLLARS AND FLOORS. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

      Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor in not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

      Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, I.E., nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the
Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a
Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

      Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies under the agreements related to the transaction.

      CREDIT DEFAULT SWAPS. The Emerging Markets Debt Portfolio may enter into credit default swap contracts for hedging purposes or to add leverage to the
Portfolio. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty

                                       30

in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the
Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

      The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its Portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

      The Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS

      Each current Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund will not:

       (1) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities), and except that the Gold Portfolio may invest in gold bullion in accordance with its investment objectives and policies;

       (2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

       (3) lend any security or make any other loan if, as a result, more than
      33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

       (4) except with respect to the China Growth, Emerging Markets, Emerging
      Markets Debt, European Real Estate, Focus Equity, Global Franchise,
      International Magnum, MicroCap and U.S. Real Estate Portfolios, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the
      Portfolio's total assets, at market value, would be invested in the securities of such issuer;

       (5) issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), except that the
      Emerging Markets Debt Portfolio may borrow from banks and other entities in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objectives and policies;

       (6) underwrite securities issued by others, except to the extent that the
      Portfolio may be considered an underwriter within the meaning of the 1933
      Act in the disposition of restricted securities;

       (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market
      Portfolio or the Municipal Money Market Portfolio) instruments issued by
      U.S. Banks, except that (i) the Gold Portfolio will invest more than 25%
      of its total assets in securities of companies in the group of industries involved in gold-related or precious-metals-related activities, as described in its prospectus, and may invest more than 25% of its total assets in one or more of the industries that are a part of such group of industries, as described in its prospectus; and (ii) each of the European
      Real Estate and U.S. Real Estate

                                       31

      Portfolios will invest more than 25% of its total assets in the European and U.S. real estate industries, respectively, as described in their
      Prospectuses; and

       (8) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL LIMITATIONS

      In addition, each current Portfolio of the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each current Portfolio of the Fund will not:

       (1) purchase on margin or sell short, except (i) that the Emerging
      Markets Debt Portfolio may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; (ii) that each Portfolio, except the Money Market and
      Municipal Money Market Portfolios, may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

       (2) except for the European Real Estate and U.S. Real Estate Portfolios,
      invest in real estate limited partnership interests, and the European Real
      Estate and U.S. Real Estate Portfolios may not invest in such interests that are not publicly traded;

       (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed; (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder; and (iii) in the case of the Large
      Cap Relative Value Portfolio, will not lend any security or make any other loan if, as a result, more than 10% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements; and

       (4) borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the
      Portfolio's total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)(or in the case of the Large Cap
      Relative Value Portfolio up to 5% of the total net assets taken at cost and may pledge up to 15% of its total assets taken at cost)), or purchase securities while borrowings exceed 5% of its total assets, except that (i)
      the Emerging Markets Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) above and (ii) the Emerging
      Markets Debt Portfolio may purchase securities while borrowings exceed 5%
      of its total assets, provided that the sole purpose of such borrowings is to honor redemption requests.

      Whether diversified or non-diversified, each Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S.
Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Prior to the close of each quarter (or within
30 days thereafter), the Portfolio's holdings may be less diversified and are not required to satisfy any diversification test.

      The percentage limitations contained in these restrictions apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of the Portfolio's assets or in total or net assets of the
Portfolio will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities. Future Portfolios of the Fund may adopt different limitations.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund's Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to
Fund shareholders. The Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning

                                       32

portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

      The Fund makes available on its public website the following portfolio holdings information:

      -  complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

      -  top 10 (or top 15) holdings monthly with a minimum 15 calendar day lag.

      The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

      All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

      The Fund may make selective disclosure of non-public portfolio holdings under certain exemptions. Third parties eligible for exemptions currently include information exchange subscribers, consultants, fund analysts, portfolio analytics services, third-party service providers and mutual fund rating agencies, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply.

      The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the
"MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

      Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the
Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

      The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

      The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

      The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (the "PHRC") or the Fund's Board
of Directors. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Directors, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, service providers and asset allocators.

                                       33

      The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                               INFORMATION DISCLOSED          FREQUENCY(1)                     LAG TIME
-----------------------------  -----------------------------  --------------------  --------------------------------------

SERVICE PROVIDERS
Institutional Shareholder      Complete portfolio holdings    Twice a month                      (2)
Services (ISS)
(proxy voting agent)(*)
FT Interactive Data Pricing    Complete portfolio holdings    As needed                          (2)
Service Provider(*)
JP Morgan Investor             Complete portfolio holdings    As needed                          (2)
Services Co. (*)
JP Morgan Chase Bank (*)       Complete portfolio holdings    As needed                          (2)
JP Morgan Investor             Complete portfolio holdings    As needed                          (2)
Services Company(*)

FUND RATING AGENCIES
Lipper(*)                      Complete portfolio holdings    Quarterly basis       Approximately 30 days after quarter end
Morningstar(**)                Complete portfolio holdings    Quarterly basis       Approximately 30 days after quarter end
Standard & Poor's(*)           Complete portfolio holdings    Quarterly basis       Approximately 15 day lag

CONSULTANTS AND ANALYSTS
Americh Massena &              Top Ten and Complete           Quarterly basis(5)    Approximately 10-12 days after quarter end
Associates, Inc.(*)            portfolio holdings
Bloomberg(**)                  Complete portfolio holdings    Quarterly basis       Approximately 30 days after quarter end
Callan Associates(*)           Top Ten and Complete           Monthly and           Approximately 10-12 days after
                               portfolio holdings             quarterly basis,      month/quarter end
                                                              respectively(5)
Cambridge Associates(*)        Top Ten and Complete           Quarterly basis(5)    Approximately 10-12 days after quarter end
                               portfolio holdings
CTC Consulting, Inc.(**)       Top Ten and Complete           Quarterly basis       Approximately 15 days after quarter
                               portfolio holdings                                   end and approximately 30 days after
                                                                                    quarter end, respectively
Fund Evaluation Group(**)      Top Ten portfolio holdings(3)  Quarterly basis       At least 15 days after quarter end
Jeffrey Slocum &               Complete portfolio             Quarterly basis(5)    Approximately 10-12 days after quarter end
Associates(*)                  holdings(4)
Hammond Associates(**)         Complete portfolio holdings(4) Quarterly basis       At least 30 days after quarter end
Hartland & Co.(**)             Complete portfolio             Quarterly basis       At least 30 days after quarter end
                               holdings(4)
Hewitt Associates(*)           Top Ten and Complete           Monthly and           Approximately 10-12 days
                               portfolio holdings             quarterly basis,      after month/quarter end
                                                              respectively(5)
Mobius(**)                     Top Ten portfolio holdings(3)  Monthly basis         At least 15 days after month end
Nelsons(**)                    Top Ten holdings(3)            Quarterly basis       At least 15 days after quarter end
Prime Buchholz &               Complete portfolio             Quarterly basis       At least 30 days after quarter end
Associates, Inc.(**)           holdings(4)
PSN(**)                        Top Ten holdings(3)            Quarterly basis       At least 15 days after quarter end
PFM Asset Management LLC(*)    Top Ten and Complete           Quarterly basis(5)    Approximately 10-12 days after quarter end
                               portfolio holdings
Russell Investment Group/      Top Ten and Complete           Monthly and           At least 15 days after

                                       34

NAME                               INFORMATION DISCLOSED          FREQUENCY(1)                     LAG TIME
-----------------------------  -----------------------------  --------------------  --------------------------------------

Russell/Mellon Analytical      portfolio holdings             quarterly basis       month end and at least 30 days
Services, Inc.(**)                                                                  after quarter end, respectively
Stratford Advisory Group,      Top Ten portfolio holdings(6)  Quarterly basis(5)    Approximately 10-12 days after
Inc.(*)                                                                             quarter end
Thompson Financial(**)         Complete portfolio             Quarterly basis       At least 30 days after quarter end
                               holdings(4)
Watershed Investment           Top Ten and Complete           Quarterly basis(*)    Approximately 10-12 days after
Consultants, Inc.(*)           portfolio holdings                                   quarter end
Yanni Partners(**)             Top Ten portfolio holdings(3)  Quarterly basis       At least 15 days after quarter end

----------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (4) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (5) This information will also be provided upon request from time to time.

 (6) Full portfolio holdings will also be provided upon request from time to time.

      In addition, persons who owe a duty of trust or confidence to the Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i)
the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent directors (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis).

      All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Directors (or designated
Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Adviser shall report quarterly to the
Board of Directors (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material nonpublic information.

      As set forth above, in no instance may the Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings.

      The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

       (a) The PHRC, which will consist of executive officers of the Fund and the Adviser, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

       (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines
      (as expressed by the Policy).

                                       35

       (c) The PHRC will meet at least quarterly to (among other matters): (1)
      address any outstanding issues relating to the Policy; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser; Morgan Stanley
      Co. Incorporated, as distributor of the Fund (the "Distributor"); or any affiliated person of the Fund, the Adviser, or the Distributor, on the other.

       (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the
      Funds Audit Committee, or his or her designee, shall be present at the
      Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

       (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least 6 years. The PHRC, or its designee(s), will report their decisions to the Board of Directors at each
      Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

                               PURCHASE OF SHARES

      You may purchase shares of each Portfolio on any day the New York Stock
Exchange ("NYSE") is open. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares. The China Growth, Gold, Large Cap Relative Value, MicroCap,
Mortgage-Backed Securities, Municipal Bond and U.S. Equity Plus Portfolios
currently are not operational.

      Shares of each Portfolio may be purchased at the net asset value per share next determined after receipt by the Fund or its designee of a purchase order as described under "Methods of Purchase" and "Investment through Financial
Intermediaries." Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio Shares of equal value. Class B shares of the Money Market
Portfolio are available for purchase only through Financial Intermediaries (as discussed below) that have made arrangements with the Fund. The net asset value per share of each Portfolio is calculated on days that the NYSE is open for business. Net asset value per share is determined (i) for each non-money market
Portfolio, as of the close of trading of the NYSE (normally 4:00 p.m. Eastern
Time); (ii) for the Money Market Portfolio, as of 12:00 noon Eastern Time; and
(iii) for the Municipal Money Market Portfolio, as of 11:00 a.m. Eastern Time
(for each Portfolio, the "Pricing Time").

MINIMUM INVESTMENT

      The minimum initial investment is $500,000 for Class A shares and $100,000 for Class B shares of each non-money market Portfolio. The minimum initial investment is $100,000 for Class A shares of each money market Portfolio. There is no minimum initial investment for Class B shares of the Money Market
Portfolio. Currently, the Money Market Class B shares are not being sold. These minimums may be waived at the Adviser's discretion for: certain types of investors, including trust departments, brokers, dealers, agents, financial planners, financial services firms, investment advisers or various retirement and deferred compensation plans ("Financial Intermediaries"); certain accounts managed by the Adviser and its affiliates ("Managed Accounts"); and certain employees and customers of Morgan Stanley Distribution, Inc. and its affiliates.
The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class.

                                       36

METHODS OF PURCHASE

      You may purchase shares directly from the Fund by Federal Funds wire, by bank wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Portfolios by purchasing shares through Financial Intermediaries that have made arrangements with the Fund. Some Financial Intermediaries may charge an additional service or transaction fee (see also "Investment through Financial
Intermediaries"). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

FEDERAL FUNDS WIRE. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account. Federal Funds purchase orders will be accepted only on a day on which the Fund and JPMorgan Chase Bank ("JPMorgan Chase") are open for business. Your bank may charge a service fee for wiring Federal Funds. In order to ensure proper handling of your purchase by Federal Funds wire, please follow these steps.

        1. Complete and sign an Account Registration Form and mail it to the address shown thereon.

        2. Place your order by telephoning the Fund at 1-800-548-7786. A Fund representative will request certain purchase information and provide you with a confirmation number.

        3. Instruct your bank to wire the specified amount to the Fund's
      Wire Concentration Bank Account as follows:

      JPMorgan Chase Bank
      270 Park Avenue
      New York, New York 10017
      ABA# 021000021
      DDA# 910-2-733293
      Attn: Morgan Stanley Institutional Fund, Inc.
      Subscription Account
      Ref: (Portfolio name, your account number, your account name, your confirmation number)
      Please call the Fund at 1-800-548-7786 prior to wiring funds.

      When a purchase order is received prior to the Pricing Time and Federal
Funds are received prior to the regular close of the Federal Funds Wire Control
Center ("FFWCC") (normally 6:00 p.m. Eastern Time) the purchase will be executed at the net asset value computed on the date of receipt. Purchases for which an order is received after the Pricing Time or for which Federal Funds are received after the regular close of the FFWCC will be executed at the net asset value next determined. Certain institutional investors and financial institutions have entered into agreements with the Fund pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares the following business day.

BANK WIRE. A purchase of shares by bank wire must follow the same procedure as for a Federal Funds wire, described above. However, depending on the time the bank wire is sent and the bank handling the wire, money transferred by bank wire may or may not be converted into Federal Funds prior to the close of the FFWCC.
Prior to conversion to Federal Funds and receipt by the Fund, an investor's money will not be invested.

CHECK. An account may be opened by completing and signing an Account
Registration Form and mailing it, together with a check payable to "Morgan
Stanley Institutional Fund, Inc. -- [Portfolio name]" to:

      Morgan Stanley Institutional Fund, Inc.
      c/o JPMorgan Investor Services Co.
      P.O. Box 182913
      Columbus, OH 43218-2913

      The Fund ordinarily is credited with Federal Funds within one business day of deposit of a check. Thus, a purchase of shares by check ordinarily will be credited to your account at the net asset value per share of each of the
Portfolios determined on the next business day after receipt.

INVESTMENT THROUGH FINANCIAL INTERMEDIARIES. Certain Financial Intermediaries
have made arrangements with the Fund so that an investor may purchase or redeem shares at the net asset value per share next determined after the Financial
Intermediary receives the share order. In other instances, the Fund has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at

                                       37

the share price next determined after such designees receive the share order.
Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial
Intermediary's authorized designee, receives the share order from an investor.

ADDITIONAL INVESTMENTS. You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. The minimum additional investment generally is $1,000 per Portfolio. The minimum additional investment may be lower for certain accounts described above under "Minimum Investment." For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions 2 and 3 under
"Federal Funds Wire" above.

CONVERSION FROM CLASS A TO CLASS B SHARES. If the value of an account containing
Class A shares of a non-money market Portfolio falls below $500,000, but remains at or above $100,000, because of shareholder redemption(s), and if the account value remains below $500,000, but remains at or above $100,000 for a continuous
60-day period, the Class A shares in such account may, at the Adviser's discretion, convert to Class B shares and will be subject to the distribution fee and other features applicable to Class B shares. Conversion to Class B may result in holding a share class with higher fees. The Fund will not convert
Class A shares to Class B shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

CONVERSION FROM CLASS B TO CLASS A SHARES. If the value of an account containing
Class B shares of a non-money market Portfolio increases to $500,000 or more, whether due to shareholder purchases or market activity, the Class B shares will convert to Class A shares. Conversions of Class B shares to Class A shares are processed on the last business day of each month. Class B shares purchased through a Financial Intermediary that has entered into an arrangement with the
Fund for the purchase of such shares may not be converted. Under current tax law, such conversion is not a taxable event to the shareholder. Class A shares converted from Class B shares are subject to the same minimum account size requirements as are applicable to accounts containing Class A shares described above.

INVOLUNTARY REDEMPTION OF SHARES. If the value of an account falls below
$100,000, because of shareholder redemption(s), and if the account value remains below $100,000 for a continuous 60-day period, the shares in such account will be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If redeemed, redemption proceeds will be promptly paid to the shareholder.
Shareholders will be notified prior to any such redemption.

                              REDEMPTION OF SHARES

      The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for a Portfolio to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the
SEC may permit.

      Class A shares of each Portfolio and Class B shares of each Portfolio, if offered, may be redeemed at any time at the net asset value per share next determined after receipt by the Fund or its designee of a redemption order as described under "Methods of Redemption" and "Investment through Financial
Intermediaries," which may be more or less than the purchase price of your shares. Shares of the Active International Allocation, Emerging Markets,
Emerging Markets Debt, European Real Estate, Global Franchise, Global Value
Equity, International Equity, International Magnum and International Small Cap
Portfolios redeemed within 60 days of purchase will be subject to a 2%
redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds. The redemption fee does not apply to Portfolio shares acquired through reinvestment of dividends or distributions. See each Prospectus for additional information about redeeming shares of a Portfolio.

                                       38

METHODS OF REDEMPTION

      You may redeem shares directly from the Fund or through the Distributor by mail or by telephone. HOWEVER, SHARES PURCHASED THROUGH A FINANCIAL INTERMEDIARY
MUST BE REDEEMED THROUGH A FINANCIAL INTERMEDIARY. Certain Financial
Intermediaries may charge an additional service or transaction fee.

BY MAIL. Each Portfolio will redeem shares upon receipt of a redemption request in "good order." Redemption requests may be sent by regular mail to Morgan
Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Co., P.O. Box
182913, Columbus, Ohio 43218-2913 or, by overnight courier, to Morgan Stanley
Institutional Fund, Inc., c/o JPMorgan Investor Services Co., 3435 Stelzer Road,
Columbus, Ohio 43219.

      "Good order" means that the request to redeem shares must include the following:

        1. A letter of instruction or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

        2. Any required signature guarantees; and

        3. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

      Redemption requests received in "good order" prior to the Pricing Time will be executed at the net asset value computed on the date of receipt.
Redemption requests received after the Pricing Time will be executed at the next determined net asset value. Shareholders who are uncertain of requirements for redemption by mail should consult with a Fund representative.

BY TELEPHONE. If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can redeem Portfolio shares by calling the
Fund and requesting that the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Fund's representatives for further details.
To change the commercial bank or account designated to receive redemption proceeds, send a written request to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. The telephone redemption option may be difficult to implement at times, particularly during volatile market conditions. If you experience difficulty in making a telephone redemption, you may redeem shares by mail as described above.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each telephone transaction. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transactions requests. Neither the
Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

REDEMPTION THROUGH FINANCIAL INTERMEDIARIES. Certain Financial Intermediaries
have made arrangements with the Fund to accept redemption requests. These redemptions may be processed in the same way as purchases made through Financial
Intermediaries, as described above.

FURTHER REDEMPTION INFORMATION

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable portfolio securities in accordance with applicable SEC rules. Shareholders may incur brokerage charges on the sale of securities received from a distribution-in-kind.

      The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to commit to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.
Redemptions in excess of the above limits may be paid in whole or in part in portfolio securities or in cash, as the Board of Directors may deem advisable as being in the best interests of the Fund. If redemptions are paid in portfolio securities, such securities will be valued as set forth under "Valuation of
Shares." Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

                                       39

      To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account.
Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An "eligible guarantor institution" may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                          ACCOUNT POLICIES AND FEATURES

TRANSFER OF SHARES

      Shareholders may transfer Portfolio shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial
Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under
"Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Portfolio's shares and may result in involuntary conversion or redemption of such shares.
Under certain circumstances, the person who receives the transfer may be required to complete a new Account Registration Form.

VALUATION OF SHARES

      The net asset value per share of a class of shares of each of the non-money market Portfolios is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less all liabilities attributable to such class, by the total number of outstanding shares of such class of the Portfolio. Net asset value is calculated separately for each class of a Portfolio. Net asset value per share of the non-money market
Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern
Time) on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Portfolio securities are generally valued at their market value.

      In the calculation of a Portfolio's net asset value: (1) an equity portfolio security listed or traded on the NYSE or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the NASDAQ Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser or Sub-Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board.
For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

      Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the
Board.

      Certain of a Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation

                                       40

model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

      Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

      Generally, trading in foreign securities, as well as corporate bonds, U.S.
Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

      Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distribution expense accrual differential among the classes. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution expense charged to Class
B shares.

      The net asset value per share of each of the Money Market and Municipal
Money Market Portfolios is determined by subtracting the Portfolio's liabilities
(including accrued expenses and dividends payable) from the total value of the
Portfolio's investments and other assets and dividing the result by the total number of outstanding shares of the Portfolio. The net asset value per share of the Money Market and Municipal Money Market Portfolios are determined as of
12:00 noon. and 11:00 a.m. (Eastern Time), respectively, on the days on which the NYSE is open. For purposes of calculating each money market Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by the amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

      The Board consists of nine Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan
Stanley AIP GP LP (the "Institutional Funds") and all of the funds advised by
MSIA (the "Retail Funds"). Seven Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan
Stanley. These Directors are the "non-interested" or "Independent Directors" of the Fund. The other two Directors (the "Management Directors") are affiliated with the Adviser.

      The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Director (as of December 31, 2004) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of

                                       41

their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, MSIA).

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                         FUND
                           POSITION(S)   LENGTH OF                                     COMPLEX                  OTHER
NAME, AGE AND ADDRESS OF    HELD WITH      TIME         PRINCIPAL OCCUPATION(S)      OVERSEEN BY            DIRECTORSHIPS
INDEPENDENT DIRECTOR       REGISTRANT    SERVED(1)       DURING PAST 5 YEARS(2)        DIRECTOR            HELD BY DIRECTOR
-------------------------  -----------  -----------  -----------------------------  -------------  --------------------------------

Michael Bozic (64)         Director     Since        Private investor; Director          197       Director of various
c/o Kramer Levin                        July 2003    or Trustee of the Retail                      business organizations.
Naftalis & Frankel LLP                               Funds (since April 1994)
Directors                                            and the Institutional
1177 Avenue of the                                   Funds (since July 2003);
Americas                                             formerly Vice Chairman of
New York, NY 10036                                   Kmart Corporation
                                                     (December 1998-October
                                                     2000), Chairman and Chief
                                                     Executive Officer of
                                                     Levitz Furniture
                                                     Corporation (November
                                                     1995-November 1998) and
                                                     President and Chief
                                                     Executive Officer of Hills
                                                     Department Stores (May
                                                     1991-July 1995); formerly
                                                     variously Chairman, Chief
                                                     Executive Officer, President
                                                     and Chief Operating Officer
                                                     (1987-1991) of the Sears
                                                     Merchandise Group of Sears
                                                     Roebuck & Co.

Edwin J. Garn (72)         Director     Since        Consultant; Director or             197       Director of Franklin Covey
1031 North                              July 2003    Trustee of the Retail                         (time management systems),
Chartwell Court                                      Funds (since January 1993)                    BMW Bank of North America,
Salt Lake City, UT                                   and the Institutional                         Inc. (industrial loan
84111-2215                                           Funds (since July 2003);                      corporation), Escrow Bank
                                                     member of the Utah                            USA (industrial loan
                                                     Regional Advisory Board of                    corporation), United Space
                                                     Pacific Corp.; formerly                       Alliance (joint venture
                                                     Managing Director of                          between Lockheed Martin
                                                     Summit Ventures LLC                           and the Boeing Company)
                                                     (2000-2004); United States                    and Nuskin Asia Pacific
                                                     Senator (R- Utah)(1974-1992)                  (multilevel marketing);
                                                     and Chairman, Senate                          member of the boards of
                                                     Banking Committee                             various civic and
                                                     (1980-1986), Mayor of Salt                    charitable organizations.
                                                     Lake City, Utah (1971-1974),
                                                     Astronaut, Space Shuttle
                                                     Discovery (April 12-19,
                                                     1985), and Vice Chairman,
                                                     Huntsman Corporation
                                                     (chemical company).

                                       42

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                         FUND
                           POSITION(S)   LENGTH OF                                      COMPLEX                 OTHER
NAME, AGE AND ADDRESS OF   HELD WITH       TIME         PRINCIPAL OCCUPATION(S)      OVERSEEN BY            DIRECTORSHIPS
INDEPENDENT DIRECTOR       REGISTRANT    SERVED(1)       DURING PAST 5 YEARS(2)        DIRECTOR            HELD BY DIRECTOR
-------------------------  -----------  -----------  -----------------------------  -------------  --------------------------------

Wayne E. Hedien (71)       Director     Since        Retired; Director or Trustee        197       Director of The PMI Group Inc.
c/o Kramer Levin                        July 2003    of the Retail Funds (since                    (private mortgage insurance);
Naftalis & Frankel LLP                               September 1997) and the                       Trustee and Vice Chairman of
Counsel to the                                       Institutional Funds (since                    The Field Museum of Natural
Independent Directors                                July 2003); formerly                          History; director of various
1177 Avenue of the                                   associated with the Allstate                  other business and charitable
Americas                                             Companies (1966-1994), most                   organizations.
New York, NY 10036                                   recently as Chairman of The
                                                     Allstate Corporation (March
                                                     1993-December 1994) and
                                                     Chairman and Chief Executive
                                                     Officer of its wholly-owned
                                                     subsidiary, Allstate Insurance
                                                     Company (July 1989-December
                                                     1994).

Dr. Manuel H. Johnson (56) Director     Since        Senior Partner, Johnson Smick       197       Director of NVR, Inc. (home
c/o Johnson Smick                       July 2003    International, Inc., a                        construction); Director of KFX
International, Inc.                                  consulting firm; Chairman of                  Energy; Director of RBS
888 16th Street, NW                                  the Audit Committee and                       Greenwich Capital Holdings
Suite 740                                            Director or Trustee of the                    (financial holding company).
Washington, D.C. 20006                               Retail Funds (since July 1991)
                                                     and the Institutional Funds
                                                     (since July 2003); Co-Chairman
                                                     and a founder of the Group of
                                                     Seven Council (G7C), an
                                                     international economic
                                                     commission; formerly Vice
                                                     Chairman of the Board of
                                                     Governors of the Federal
                                                     Reserve System and Assistant
                                                     Secretary of the U.S. Treasury.

Joseph J. Kearns (62)      Director     Since        President, Kearns & Associates      198       Director of Electro Rent
c/o Kearns &                            August       LLC (investment consulting);                  Corporation (equipment
Associates LLC                          1994         Deputy Chairman of the Audit                  leasing), The Ford Family
PMB754                                               Committee and Director or                     Foundation, and the UCLA
23852 Pacific Coast                                  Trustee of the Retail Funds                   Foundation.
Highway                                              (since July 2003) and the
Malibu, CA 90265                                     Institutional Funds (since
                                                     August 1994); previously
                                                     Chairman of the Audit
                                                     Committee of the Institutional
                                                     Funds (October 2001-July
                                                     2003); formerly CFO of the
                                                     J. Paul Getty Trust.

Michael E. Nugent (68)     Director     Since        General Partner of Triumph          197       Director of various business
c/o Triumph Capital, L.P.               July 2001    Capital, L.P., a private                      organizations.
445 Park Avenue                                      investment partnership;
New York, NY 10022                                   Chairman of the Insurance
                                                     Committee and Director or
                                                     Trustee of the Retail Funds
                                                     (since July 1991) and the
                                                     Institutional Funds (since
                                                     July 2001); formerly Vice
                                                     President, Bankers Trust
                                                     Company and BT Capital
                                                     Corporation (1984-1988).

                                       43

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                         FUND
                           POSITION(S)   LENGTH OF                                      COMPLEX                 OTHER
NAME, AGE AND ADDRESS OF   HELD WITH       TIME         PRINCIPAL OCCUPATION(S)      OVERSEEN BY            DIRECTORSHIPS
INDEPENDENT DIRECTOR       REGISTRANT    SERVED(1)       DURING PAST 5 YEARS(2)        DIRECTOR            HELD BY DIRECTOR
-------------------------  -----------  -----------  -----------------------------  -------------  --------------------------------

Fergus Reid (72)           Director     Since        Chairman of Lumelite Plastics       198       Trustee and Director of
c/o Lumelite Plastics                   June 1992    Corporation; Chairman of the                  certain investment companies
Corporation                                          Governance Committee and                      in the JPMorgan Funds complex
85 Charles Colman Blvd.                              Director or Trustee of the                    managed by J.P. Morgan
Pawling, NY 12564                                    Retail Funds (since July 2003)                Investment Management Inc.
                                                     and the Institutional Funds
                                                     (since June 1992).

----------
(1)  This is the earliest date the Director began serving the Institutional
     Funds. Each Director serves an indefinite term, until his or her successor is elected.

(2)  The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and
     Institutional Funds, as applicable.

MANAGEMENT DIRECTORS

      The Directors who are affiliated with the Adviser or affiliates of the
Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund
Complex overseen by each Management Director (as of December 31, 2004) and the other directorships, if any, held by the Director, are shown below.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                           FUND
                             POSITION(S)   LENGTH OF                                     COMPLEX                 OTHER
NAME, AGE AND ADDRESS OF     HELD WITH       TIME         PRINCIPAL OCCUPATION(S)      OVERSEEN BY           DIRECTORSHIPS
INDEPENDENT DIRECTOR         REGISTRANT    SERVED(1)       DURING PAST 5 YEARS(2)        DIRECTOR           HELD BY DIRECTOR
-------------------------   -----------  -----------  -----------------------------  -------------  --------------------------------

Charles A. Fiumefreddo (71)  Chairman of  Since July   Chairman and Director or            197       None.
c/o Morgan Stanley Trust     the Board    2003         Trustee of the Retail Funds
Harborside Financial         and                       (since July 1991) and the
Center, Plaza Two,           Director                  Institutional Funds (since
Jersey City, NJ 07311                                  July 2003); formerly Chief
                                                       Executive Officer of the
                                                       Retail Funds (until September
                                                       2002).

James F. Higgins (57)        Director     Since        Director or Trustee of the         197        Director of AXA Financial,
c/o Morgan Stanley Trust                  July 2003    Retail Funds (since June 2000)                Inc. and The Equitable Life
Harborside Financial                                   and the Institutional Funds                   Assurance Society of the
Center, Plaza Two,                                     (since July 2003); Senior                     United States (financial
Jersey City, NJ 07311                                  Advisor of Morgan Stanley                     services).
                                                       (since August 2000); Director
                                                       of Morgan Stanley Distributors
                                                       Inc. and Dean Witter Realty
                                                       Inc; previously President and
                                                       Chief Operating Officer of the
                                                       Private Client Group of Morgan
                                                       Stanley (May 1999-August
                                                       2000), and President and Chief
                                                       Operating Officer of
                                                       Individual Securities of
                                                       Morgan Stanley (February
                                                       1997-May 1999).

----------
(3)  This is the date the Director began serving the Institutional Funds. Each
     Director serves an indefinite term, until his or her successor is elected.

(4)  The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and
     Institutional Funds, as applicable.

                                       44

                                POSITION(S)
NAME, AGE AND ADDRESS OF        HELD WITH          LENGTH OF                        PRINCIPAL OCCUPATION(S)
EXECUTIVE OFFICER               REGISTRANT        TIME SERVED*                       DURING PAST 5 YEARS**
---------------------------   ---------------  ------------------  --------------------------------------------------------

Mitchell M. Merin (51)        President        Since July 2003     President and Chief Operating Officer of MSIM;
1221 Avenue of the Americas                                        President, Director and Chief Executive Officer of
New York, NY 10020                                                 MSIA and Morgan Stanley Services Company Inc.;
                                                                   Chairman and Director of Morgan Stanley Distributors
                                                                   Inc.; Chairman and Director of Morgan Stanley Trust;
                                                                   Director of various Morgan Stanley subsidiaries;
                                                                   President of the Institutional Funds (since July 2003)
                                                                   and President of the Retail Funds (since May 1999);
                                                                   Trustee (since July 2003) and President (since
                                                                   December 2002) of the Van Kampen Closed-End Funds;
                                                                   Trustee (since May 1999) and President (since October
                                                                   2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (66)        Executive Vice   Since July 2003     Principal Executive Officer of the funds in the Fund
1221 Avenue of the Americas   President and                        Complex (since May 2003); Managing Director of
New York, NY 10020            Principal                            Morgan Stanley & Co. Incorporated, Morgan Stanley
                              Executive                            and MSIM; Managing Director, Chief Administrative
                              Officer                              Officer and Director of MSIA and Morgan Stanley
                                                                   Services Company Inc.; Director of Morgan Stanley
                                                                   Trust; Managing Director and Director of Morgan
                                                                   Stanley Distributors Inc.; Executive Vice President
                                                                   and Principal Executive Officer of the Institutional
                                                                   Funds (since July 2003) and the Retail Funds (since
                                                                   April 2003); Director of Morgan Stanley SICAV (since
                                                                   May 2004); previously President and Director of the
                                                                   Retail Funds (March 2001-July 2003) and Chief Global
                                                                   Operations Officer and Managing Director of MSIM.

Joseph J. McAlinden (62)      Vice President   Since July 2003     Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                                        MSIA and MSIM; Director of Morgan Stanley Trust;
New York, NY 10020                                                 Chief Investment Officer of the Van Kampen Funds; Vice
                                                                   President of the Institutional Funds (since July 2003)
                                                                   and the Retail Funds (since July 1995).

Barry Fink (50)               Vice President   Since July 2003     General Counsel (since May 2000) and Managing
1221 Avenue of the Americas                                        Director (since December 2000) of Morgan Stanley
New York, NY 10020                                                 Investment Management; Managing Director (since
                                                                   December 2000), Secretary (since February 1997) and
                                                                   Director (since July 1998) of MSIA and Morgan Stanley
                                                                   Services Company Inc.; Assistant Secretary of Morgan
                                                                   Stanley DW Inc.; Vice President of the Retail Funds
                                                                   and Institutional Funds (since July 2003); Managing
                                                                   Director, Secretary and Director of Morgan Stanley
                                                                   Distributors Inc.; previously Secretary (February
                                                                   1997-July 2003) and General Counsel (February
                                                                   1997-April 2004) of the Retail Funds; Vice President
                                                                   and Assistant General Counsel of MSIA and
                                                                   Morgan Stanley Services Company Inc. (February 1997-
                                                                   December 2001).

Amy R. Doberman (43)          Vice President   Since July 2004     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                        Management; Managing Director of MSIM and MSIA (since
New York, NY 10020                                                 July 2004); Vice President of the Retail Funds and the
                                                                   Institutional Funds (since July 2004); Vice President
                                                                   of the Van Kampen Funds (since August 2004); previously
                                                                   Managing Director and General Counsel--Americas, UBS
                                                                   Global Asset Management (July 2000-July 2004) and
                                                                   General Counsel, Aeltus Investment Management, Inc.
                                                                   (January 1997-July 2000).

                                       45

                                POSITION(S)
NAME, AGE AND ADDRESS OF        HELD WITH          LENGTH OF                        PRINCIPAL OCCUPATION(S)
EXECUTIVE OFFICER               REGISTRANT        TIME SERVED*                       DURING PAST 5 YEARS**
---------------------------   ---------------  ------------------  --------------------------------------------------------

Carsten Otto (41)             Chief            Since               Executive Director and U.S. Director of Compliance
1221 Avenue of the Americas   Compliance       October 2004        for Morgan Stanley Investment Management (since
New York, NY 10020            Officer                              October 2004); Executive Director of MSIA and
                                                                   MSIM; formerly Assistant Secretary and Assistant
                                                                   General Counsel of the Retail Funds.

Stefanie V. Chang (38)        Vice President   Since               Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                    December 1997       Incorporated, MSIM and MSIA; Vice President of the
New York, NY 10020                                                 Institutional Funds (since December 1997) and the
                                                                   Retail Funds (since July 2003); formerly practiced
                                                                   law with the New York law firm of Rogers & Wells (now
                                                                   Clifford Chance US LLP).

Mary E. Mullin (38)           Secretary        Since June 1999     Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                        Incorporated, MSIM and MSIA; Secretary of the
New York, NY 10020                                                 Institutional Funds (since June 1999) and the Retail
                                                                   Funds (since July 2003); formerly practiced law with
                                                                   the New York law firms of McDermott, Will & Emery
                                                                   and Skadden, Arps, Slate, Meagher & Flom LLP.

James Garrett (36)            Treasurer and    Treasurer since     Head of Global Fund Administration of Morgan
1221 Avenue of the Americas   Chief Financial  February 2002       Stanley Investment Management; Executive Director
New York, NY 10020            Officer          and Chief           of Morgan Stanley & Co. Incorporated and MSIM;
                                               Financial           Treasurer and Chief Financial Officer of the
                                               Officer since       Institutional Funds; previously with PriceWaterhouse
                                               July 2003           LLP (now PricewaterhouseCoopers LLP).

Michael Leary (39)            Assistant        Since               Assistant Director and Vice President of Fund
JPMorgan Investor Services Co.Treasurer        March 2003          Administration, JPMorgan Investor Services Co.
73 Tremont Street                                                  (formerly Chase Global Funds Services Company);
Boston, MA 02108                                                   formerly Audit Manager at Ernst & Young LLP.

----------
  *  This is the earliest date the Officer began serving the Institutional
     Funds. Each Officer serves an indefinite term, until his or her successor is elected.

 **  The dates referenced below indicating commencement of service as Officer of the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                       46

      For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies
(Family of Investment Companies includes all of the registered investment companies advised by the Adviser, MSIA or Morgan Stanley AIP GP LP) for the
calendar year ended December 31, 2004 is set forth in the table below.

                                                                    AGGREGATE DOLLAR RANGE OF
                                                                    EQUITY SECURITIES IN ALL
                                                                REGISTERED INVESTMENT COMPANIES
                            DOLLAR RANGE OF EQUITY SECURITIES       OVERSEEN BY DIRECTOR IN
                                       IN THE FUND               FAMILY OF INVESTMENT COMPANIES
NAME OF DIRECTOR                (AS OF DECEMBER 31, 2004)           (AS OF DECEMBER 31, 2004)
----------------            ---------------------------------   -------------------------------

INDEPENDENT:
Michael Bozic                             none                             over $100,000
Edwin J. Garn                             none                             over $100,000
Wayne E. Hedien                           none                             over $100,000
Dr. Manuel H. Johnson                     none                             over $100,000
Joseph J. Kearns(1)                   over $100,000                        over $100,000
Michael E. Nugent                   $50,001-$100,000                       over $100,000
Fergus Reid(1)                        over $100,000                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                    none                             over $100,000
James F. Higgins                          none                             over $100,000

----------
 (1) Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
     December 31, 2004, Messrs. Kearns and Reid had deferred a total of $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

      As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

      As of March 31, 2005, the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the
Fund.

INDEPENDENT DIRECTORS AND THE COMMITTEES

      Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Institutional Funds seek as Independent
Directors individuals of distinction and experience in business and finance, government service or academia. These are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds' Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. All of the Independent Directors serve as members of the Audit Committee.
In addition, three Directors, including two Independent Directors, serve as members of the Insurance Committee, and three Directors, all of whom are
Independent Directors, serve as members of the Governance Committee.

      The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the Board of any fund that has a Rule 12b-1 plan of distribution.

      The Board of Directors has a separately-designated standing Audit
Committee established in accordance with Section 3(a)(58)(A) of the Securities
Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public

                                       47

accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services;
reviewing the independence of the independent registered public account firm;
considering the range of audit and non-audit fees; reviewing the adequacy of the
Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit
Committee Charter. The Fund held nine Audit Committee meetings during its fiscal year ended December 31, 2004.

      The members of the Audit Committee of the Fund are currently Michael
Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit
Committee is an "interested person," as defined under the 1940 Act, of the Fund
(with such disinterested Directors being Independent Directors or individually,
Independent Director). Each Independent Director is also "independent" from the
Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE).
The current Chairman of the Audit Committee of the Fund is Dr. Manuel H.
Johnson.

      The Board of Directors of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently
Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent
Director. The current Chairman of the Governance Committee is Fergus Reid. The
Governance Committee held two meetings during its fiscal year ended December 31,
2004.

      The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Directors for the Fund for which the Independent Director serves.
Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below.

      There were 26 meetings of the Board of Directors of the Fund held during the fiscal year ended December 31, 2004. The Independent Directors of the Fund
also met four times during that period, in addition to the 26 meetings of the full Board.

      Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien
are Independent Directors. The Insurance Committee held six Insurance Committee meetings during the fiscal year ended December 31, 2004.

ADVANTAGES OF HAVING THE SAME INDIVIDUALS AS INDEPENDENT DIRECTORS FOR THE
RETAIL FUNDS AND INSTITUTIONAL FUNDS

      The Independent Directors and the funds' management believe that having the same Independent Director for each of the Retail Funds and Institutional
Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of

                                       48

funds. They believe that having the same individuals serve as Independent
Directors of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers.
This arrangement also precludes the possibility of separate groups of
Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on the boards of the
Retail Funds and Institutional Funds enhances the ability of each fund to obtain, at modest cost to each, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as
Independent Directors of the Retail Funds and Institutional Funds.

SHAREHOLDER COMMUNICATIONS

      Shareholders may send communications to the Board of Directors.
Shareholders should send communications intended for the Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the
Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

COMPENSATION OF DIRECTORS AND OFFICERS

      Each Independent Director receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each
Independent Director receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an
Independent Director who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit
Committee receives an additional annual retainer fee of $60,000. Other Committee
Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each
Independent Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the Funds' portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

      The Fund also reimburses the Independent Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as a Director.

      Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

      Prior to April 1, 2004, the Fund maintained a similar Deferred
Compensation Plan (the "Prior DC Plan"), which also allowed each Independent
Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

                                       49

      The following table shows aggregate compensation paid to the Fund's
Directors by the Fund for the fiscal year ended December 31, 2004.

NAME OF DIRECTOR              AGGREGATE COMPENSATION FROM FUND
-----------------             --------------------------------

Michael Bozic(1)(3)                    $  17,427
Charles A. Fiumefreddo*(2)             $  35,094
Edwin J. Garn(1)(3)                    $  17,427
Wayne E. Hedien(1)(2)                  $  17,427
James F. Higgins*                      $       0
Manuel H. Johnson(1)                   $  23,275
Joseph J. Kearns(1)(4)                 $  27,625
Michael E. Nugent(1)(2)                $  20,352
Fergus Reid(1)(3)                      $  20,352

----------
  *  Directors Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

(1)  Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
     Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)  Member of the Insurance Committee. Mr. Nugent is the Chairman of the
     Insurance Committee.

(3)  Member of the Governance Committee. Mr. Reid is the Chairman of the
     Governance Committee.

(4)  The total amount of deferred compensation (including interest) payable or accrued by Mr. Kearns is $7,619.

      The following table shows aggregate compensation paid to each of the
Fund's Directors by the Fund Complex (which includes all of the Retail and
Institutional Funds) for the calendar year ended December 31, 2004. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar year basis.

                       CASH COMPENSATION FROM FUND COMPLEX

                            NUMBER OF PORTFOLIOS IN THE
                            FUND COMPLEX FROM WHICH THE     TOTAL COMPENSATION FROM THE FUND
NAME OF DIRECTOR           DIRECTOR RECEIVED COMPENSATION     COMPLEX PAYABLE TO DIRECTORS
----------------           ------------------------------   --------------------------------

Michael Bozic                          197                             $  178,000
Charles A. Fiumefreddo*                197                             $  360,000
Edwin J. Garn                          197                             $  178,000
Wayne E. Hedien                        197                             $  178,000
James F. Higgins*                      197                             $        0
Manuel H. Johnson                      197                             $  238,000
Joseph J. Kearns(1)                    198                             $  219,903
Michael E. Nugent                      197                             $  208,000
Fergus Reid(1)                         198                             $  221,376

----------
  *  Directors Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

(1)  The total amounts of deferred compensation under the DC Plan and the Prior
     DC Plan (including interest) payable or accrued by Messrs. Kearns and Reid are $584,856 and $667,002, respectively.

                                       50

      Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds")
had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an "Eligible Director") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement as shown in the table below.

      The following table illustrates the retirement benefits accrued to the
Fund's Independent Directors by the Adopting Funds for the calendar year ended
December 31, 2004, and the estimated retirement benefits for the Independent
Directors from the Adopting Funds for each calendar year following retirement.
Messrs. Kearns and Reid did not participate in the retirement program.

                               RETIREMENT BENEFITS ACCRUED AS    ESTIMATED ANNUAL BENEFITS
NAME OF INDEPENDENT DIRECTOR            FUND EXPENSES                UPON RETIREMENT(1)
----------------------------   ------------------------------    --------------------------

                                    By All Adopting Funds          From All Adopting Funds
Michael Bozic                             $ 19,437                         $ 46,871
Edwin J. Garn                             $ 28,779                         $ 46,917
Wayne E. Hedien                           $ 37,860                         $ 40,020
Dr. Manuel H. Johnson                     $ 19,701                         $ 68,630
Michael E. Nugent                         $ 35,471                         $ 61,377

----------
(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

      In addition, as a result of the liquidation of one of the Adopting Funds in 2004, the Fund's Independent Directors received a lump sum benefit payment as follows:

                                                                  LUMP SUM
NAME OF INDEPENDENT DIRECTOR                                   BENEFIT PAYMENT
----------------------------                                   ---------------

Michael Bozic                                                     $ 3,639
Edwin J. Garn                                                     $ 6,935
Wayne E. Hedien                                                   $ 5,361
Dr. Manuel H. Johnson                                             $ 2,915
Michael E. Nugent                                                 $ 6,951

CODE OF ETHICS

      Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by
Morgan Stanley Investment Management, Morgan Stanley Distribution, Inc. and each
Sub-Adviser (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

      The Codes apply to the personal investing activities of Directors and officers of the Fund, Morgan Stanley Investment Management, Morgan Stanley
Distribution, Inc. and each Sub-Adviser ("Access Persons"). Rule 17j-1 and the
Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are
permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

                                       51

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

      The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 1221 Avenue of the Americas,
New York, NY 10020. As of March 31, 2005, the Adviser, together with its affiliated asset management companies, had approximately $420.1 billion in assets under management with approximately $221.1 billion in institutional assets.

      The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. Pursuant to the
Investment Advisory Agreement, the Adviser is entitled to receive from the Class
A and Class B shares of each Portfolio an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the table below. The Adviser has voluntarily agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of voluntary fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion.

                                       52

The following tables show for each of the Class A and Class B shares (as applicable) of each Portfolio (i) the contractual advisory fee as a percentage of average daily net assets; (ii) the maximum expense ratios for each of the
Class A and Class B shares (as applicable) and (iii) the advisory fee paid for each of the past three fiscal years ended December 31, 2002, 2003 and 2004.

                                                                          ADVISORY FEE PAID (AFTER VOLUNTARY FEE WAIVERS)
                                                                          ----------------------------------------------
                                                 EXPENSE      EXPENSE       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                  CONTRACTUAL      CAP          CAP        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
PORTFOLIO                        ADVISORY FEE    CLASS A      CLASS B       2004 (000)       2003 (000)     2002 (000)
----------                       ------------   ----------   ----------   --------------  --------------  --------------

Active International Allocation          0.65%        0.80%        1.05%  $        2,477  $        1,391  $        1,653
China Growth*                            1.25%        1.75%         N/A   $           --  $           --  $           --
Emerging Markets+                          **         1.65%        1.90%  $       13,384  $        9,933  $       10,036
Emerging Markets Debt+                   0.75%        1.00%        1.25%  $          477  $          417  $          397
Equity Growth+                           0.60%        0.80%        1.05%  $        4,807  $        3,906  $        4,104
European Real Estate                     0.80%        1.00%        1.25%  $          142  $           65  $           42
Focus Equity                             0.80%        1.00%        1.25%  $          445  $          445  $          529
Global Franchise+                        0.80%        1.00%        1.25%  $          439  $          322  $          307
Global Value Equity+                     0.80%        1.00%        1.25%  $          624  $          433  $          451
Gold*                                    1.00%         N/A          N/A   $           --  $           --  $           --
International Equity                     0.80%        1.00%        1.25%  $       56,800  $       39,450  $       33,864
International Magnum+                    0.80%        1.00%        1.25%  $          495  $          424  $          417
International Small Cap                  0.95%        1.15%         N/A   $       10,239  $        5,698  $        3,884
Large Cap Relative Value*                0.50%         N/A          N/A   $           --  $           --  $           --
MicroCap*                                1.00%        1.50%        1.75%  $           --  $           --  $           --
Money Market                             0.30%        0.55%         N/A   $        1,986  $        3,301  $        5,400
Mortgage-Backed Securities*              0.35%        0.45%        0.70%  $           --  $           --  $           --
Municipal Bond*                          0.35%        0.45%        0.70%  $           --  $           --  $           --
Municipal Money Market                   0.30%        0.57%         N/A   $        1,421  $        2,385  $        3,433
Small Company Growth+                    1.00%        1.10%        1.35%  $        9,166  $        3,850  $        2,405
U.S. Equity Plus*                        0.45%        0.80%        1.05%  $           --  $           --  $           --
U.S. Real Estate+                        0.80%        1.00%        1.25%  $        8,269  $        6,421  $        6,355
Value Equity+                            0.50%        0.70%        0.95%  $          818  $          571  $          593

----------
  *  Not operational during the fiscal year ended December 31, 2004.

 **  1.25% for the first $1 billion in assets, 1.20% for the second $2 billion in assets and 1.00% for assets over $2 billion.

  +  Effective November 1, 2004, the Board approved amending and restating the
     Investment Advisory Agreement to reduce the fee payable as set forth below.

         PORTFOLIO                                                RATE (%)
-----------------------------    ------------------------------------------------------------------------------------

Emerging Markets                 1.25% of the portion of the daily net assets not exceeding $500 million; 1.20% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 1.15% of the portion of the daily net assets exceeding $1 billion but not exceeding $2.5 billion; and 1.00% of the daily net assets exceeding $2.5 billion.

Emerging Markets Debt            0.75% of the portion of the daily net assets not exceeding $500 million; 0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.65% of the portion of the daily net assets exceeding $1 billion.

Equity Growth                    0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding
                                 $3 billion.

Global Franchise                 0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.

                                       53

         PORTFOLIO                                                RATE (%)
-----------------------------    -------------------------------------------------------------------------------

Global Value Equity              0.67% of the portion of the daily net assets not exceeding $1 billion; 0.645%
                                 of the portion of the daily net assets exceeding $1 billion but not exceeding
                                 $1.5 billion; 0.62% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.545% of the daily net assets exceeding $4.5 billion.

International Magnum             0.80% of the portion of the daily net assets not exceeding $500 million; 0.75%
                                 of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.

Small Company Growth             0.92% of the portion of the daily net assets not exceeding $1 billion; and
                                 0.85% of the portion of the daily net assets exceeding $1 billion.

U.S. Real Estate                 0.80% of the portion of the daily net assets not exceeding $500 million; 0.75%
                                 of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.

Value Equity                     0.50% of the portion of the daily net assets not exceeding $150 million; 0.45%
                                 of the portion of the daily net assets exceeding $150 million but not exceeding $250 million; 0.40% of the portion of the daily net assets exceeding
                                 $250 million but not exceeding $350 million; and 0.35% of the portion of the daily net assets exceeding $350 million.

INVESTMENT SUB-ADVISERS

      MSIA, with principal offices at 1221 Avenue of the Americas, New York, New
York 10020, serves as the investment sub-adviser to the Money Market and
Municipal Money Market Portfolios pursuant to an investment sub-advisory agreement with the Adviser. As compensation for managing the day-to-day investments of the Money Market and Municipal Money Market Portfolios, the
Adviser pays MSIA 40% of the investment advisory fee that the Adviser receives from each of those Portfolios (net of applicable fee waivers).

      Morgan Stanley Investment Management Limited, with principal offices at 25
Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, serves as
Sub-Adviser to the Global Franchise, Global Value Equity, International Equity,
International Small Cap and International Magnum Portfolios pursuant to an investment sub-advisory agreement with the Adviser. MSIM Limited is a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley Investment Management
Company, with principal offices at 23 Church Street, 16-01 Capital Square,
Singapore 049481, serves as Sub-Adviser to the International Magnum Portfolio pursuant to an investment sub-advisory agreement with the Adviser. MSIM Company is a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley Asset &
Investment Trust Management Co., Limited, located at Yebisu Garden Place Tower,
20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009, serves as Sub-Adviser to the International Magnum Portfolio pursuant to an investment sub-advisory agreement with the Adviser. MSAITM is a wholly-owned subsidiary of Morgan
Stanley. The Adviser pays each Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of each of the respective Portfolios. Each investment sub-advisory agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

      The Board of Directors believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the
Adviser. The following is a summary of the Adviser's Proxy Voting Policy
("Policy").

      The Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets.
In this regard, the Adviser has formed a Proxy Review Committee ("Committee")
comprised of senior investment professionals that is responsible for creating and implementing the Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Policy provides that the Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Policy provides that the Adviser will generally vote proxies in accordance with

                                       54

pre-determined guidelines contained in the Policy. The Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

      The Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

      -  Routine proposals will be voted in support of management.

      -  With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

      -  The Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.), which potentially may have a substantive financial or best interest impact on a shareholder.

      -  The Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.), which potentially may have a substantive financial or best interest impact on a shareholder (notwithstanding management support).

      -  The Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

      -  The Adviser will vote for certain shareholder proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, requiring diversity of board membership relating to broad based social, religious or ethnic groups, reducing or eliminating supermajority voting requirements, etc).

      -  The Adviser will vote against certain shareholder proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, proposals requiring inappropriate endorsements or corporate actions, etc.)

      -  Certain other shareholder proposals (i.e., proposals that limit the tenure of directors, proposals that limit golden parachutes, proposals requiring directors to own large amounts of company stock to be eligible for election, proposals that limit retirement benefits or executive compensation, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

CONFLICTS OF INTEREST

      If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

      To assist the Adviser in its responsibility for voting proxies,
Institutional Shareholder Services ("ISS") has been retained as experts in the proxy voting and corporate governance area. The services provided to the Adviser include in-depth research, global issuer analysis, and voting recommendations.
While the Adviser may review and utilize the ISS recommendations in making proxy voting decisions, it is in no way obligated to follow the ISS recommendations.
In addition to research, ISS provides vote execution, reporting and recordkeeping. The Committee carefully monitors and supervises the services provided by the proxy research services.

FURTHER INFORMATION

      A copy of the Policy, as well as the Fund's proxy voting record for the most recent twelve-month period ended June 30, are available (i) without charge by visiting the Mutual Fund Center on our web site at
www.morganstanley.com/funds and (ii) on the SEC's web site at www.sec.gov.

                                       55

APPROVAL OF THE ADVISORY AGREEMENTS

      In approving the investment advisory agreements, and the investment sub-advisory agreements, the Board of Directors, including the Independent
Directors, considered the nature, quality and scope of the services provided by the Adviser and the sub-adviser, the performance, fees and expenses of each
Portfolio compared to other similar investment companies, the Adviser's and the
Sub-adviser's expenses in providing the services, the profitability of the
Adviser and the sub-adviser and their affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with each Portfolio. The Independent Directors reviewed reports from third parties and management about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. In addition, the Independent Directors considered the following factors:

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, and the total expense ratio were lower than the Portfolio's peer group average. The Independent Directors evaluated the Portfolio's performance and noted that it was better than its peer group average for a three-year period, but lower for a one- and five-year period. The Directors discussed with the Adviser steps that might be taken to improve performance.

EMERGING MARKETS DEBT PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, and the total expense ratio were higher than the Portfolio's peer group average, but other expenses were lower. They also noted that the management fee schedule had no breakpoints. The Independent Directors evaluated the Portfolio's performance and noted that it was lower than its peer group average for one-, three- and five-year periods; however, income yield for all three periods was higher. The Directors discussed with the Adviser possible steps to reduce the management fee and improve performance. Subsequently, on
November 1, 2004, the contractual management fee was reduced by incorporating breakpoints in the fee schedule.

EMERGING MARKETS PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, and total expense ratio were higher than the Portfolio's peer group average, but other expenses were lower. The Independent Directors evaluated the Portfolio's performance and noted that it was lower than its peer group average for one-, three- and five-year periods. The Directors discussed with the Adviser a proposal to reduce the effective management fee and possible steps to improve performance. Subsequently, the contractual management fee was reduced by incorporating breakpoints in the fee schedule at lower asset levels.

EUROPEAN REAL ESTATE PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, and the total expense ratio were lower than the Portfolio's peer group average. The Independent Directors evaluated the Portfolio's performance and noted that it was better than its peer group average for one and three year periods, but lower for a five-year period.

FOCUS EQUITY PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, was higher than the Portfolio's peer group average, but its total expense ratio was lower. The Independent Directors evaluated the
Portfolio's performance for one-, three- and five-year periods and noted it was better than its peer group average for each of those periods.

EQUITY GROWTH PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, was slightly higher than the Portfolio's peer group average, but its total expense ratio was lower. They also noted that the management fee schedule had no breakpoints. The Independent Directors evaluated the Portfolio's performance and noted that it was lower than its peer group average for one- and three-year periods, but better than the peer group average for a five-year period.

                                       56

The Directors discussed with the Adviser a proposal to reduce the effective management fee by incorporating breakpoints in the fee schedule and also discussed possible steps to improve performance. Subsequently, on November 1,
2004, the contractual management fee was reduced by incorporating breakpoints in the fee schedule.

GLOBAL FRANCHISE PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, and the total expense ratio were lower than the Portfolio's peer group average. The Directors evaluated the Portfolio's performance and noted that it was higher than the peer group average for one-, three- and five-year periods.

GLOBAL VALUE EQUITY PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, and the total expense ratio were lower than the Portfolio's peer group average. The Independent Directors evaluated the performance of the
Portfolio and noted that it was better than its peer group average for a three-year period, but lower for one- and five-year periods and for the period since a change in portfolio Advisers on November 30, 2003. The Directors discussed with the Investment Adviser possible steps to improve performance.

INTERNATIONAL EQUITY PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, was slightly higher than the Portfolio's peer group average, but its total expense ratio was lower. They also noted that the management fee schedule had no breakpoints. The Independent Directors evaluated the Portfolio's performance and noted it was better than its peer group average for one-, three-
and five-year periods. The Directors discussed with the Adviser possible steps to reduce the management fee.

INTERNATIONAL MAGNUM PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, and its total expense ratio were lower than the Portfolio's peer group average. The Independent Directors evaluated the Portfolio's performance and noted that it was lower than its peer group average for one-, three- and five-year periods and for the period since a change in portfolio managers on August 31, 2003. The Adviser agreed to reduce its contractual management fee by incorporating breakpoints in the Portfolio's fee schedule.

INTERNATIONAL SMALL CAP PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, and the total expense ratio were higher that the Portfolio's peer group average. They also noted that expenses, other than the management fee, were lower than the peer group average. The Independent Directors evaluated the Portfolio's performance and noted that it was better than its peer group average for three- and five-year periods, but lower for a one-year period and for the period since a change in Portfolio Adviser on August 31, 2004. The
Directors discussed with the Adviser possible steps to reduce the management fee.

MONEY MARKET PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, and total expense ratio were higher than the Portfolio's peer group average, but its other expenses were lower. They also noted that the management fee schedule had no breakpoints. The Independent Directors evaluated the Portfolio's performance and noted that it was lower than its peer group average for one-, three- and five-year periods. The Directors discussed with the
Adviser a proposal to reduce the effective management fee and possible steps to improve performance. Subsequently, on November 1, 2004, the Administration
Agreement was revised to reduce the administration fee and eliminate certain expenses borne by the Portfolio, which would reduce the Portfolio's total expense ratio.

                                       57

MUNICIPAL MONEY MARKET PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, and the expense ratio were higher than the Portfolio's peer group average, but its other expenses were lower. They also noted that the management fee schedule had no breakpoints. The Independent Directors evaluated the Portfolio's performance and noted that it was lower than its peer group average for one-, three- and five-year periods. The Directors discussed with the
Adviser a proposal to reduce the effective management fee and possible steps to improve performance. Subsequently, on November 1, 2004, the Administration
Agreement was revised to reduce the administration fee and eliminate certain expenses borne by the Portfolio, which would reduce the Portfolio's total expense ratio.

SMALL COMPANY GROWTH PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, and the total expense ratio were lower than the Portfolio's peer group average. The Independent Directors evaluated the Portfolio's performance and noted that it was better than its peer group average for one-, three- and five-year periods.

U.S. REAL ESTATE PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, was slightly higher than the Portfolio's peer group average, but the total expense ratio, including the management fee, was lower. They also noted that the management fee schedule had no breakpoints. The Independent
Directors evaluated the Portfolio's performance and noted it was higher than its peer group average for one- and five-year periods, but lower for a three-year period. The Directors discussed with the Adviser a proposed reduction in the effective management fee. Subsequently, on November 1, 2004, the fee was reduced by incorporating breakpoints in the Portfolio's fee schedule.

VALUE EQUITY PORTFOLIO

      In evaluating the reasonableness of the management fee, the Independent
Directors noted that the effective management fee, at the level of assets on
November 30, 2003, and the total expense ratio were lower than the Portfolio's peer group average. The Independent Directors evaluated the performance of the
Portfolio and noted that it was better than its peer group average for one- and five-year periods and for the period since the change in portfolio management on
October 31, 2003, but lower for a three-year period. The Adviser reduced its contractual management fee by incorporating breakpoints in the Portfolio's fee schedule.

      The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Adviser and the sub-adviser and the financial strength of the Adviser and the sub-adviser and their affiliated companies. The Independent Directors weighed the foregoing factors in light of the advice given to them by legal counsel to the Fund as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, determined, in the exercise of its business judgment, that approval of the investment advisory agreement (and the investment sub-advisory agreements with respect to the Global Franchise, Global Value Equity, International Equity,
International Magnum, International Small Cap, Money Market and the Municipal
Money Market Portfolios) was in the best interests of each Portfolio and its shareholders.

PRINCIPAL UNDERWRITER

      Morgan Stanley Distribution, Inc., with principal offices at One Tower
Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania
19428-2881, serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley Distribution, Inc. See
"Distribution of Shares."

FUND ADMINISTRATION

      The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration
Agreement are subject to the supervision of the officers and the Board of
Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and

                                       58

assistance in the preparation of the Fund's registration statement under federal laws. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of each Portfolio other than the Money Market and Municipal
Money Market Portfolios and 0.05% of the average daily net assets of each of the
Money Market and Municipal Money Market Portfolios. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

SUB-ADMINISTRATOR. Under an agreement between the Adviser and J.P. Morgan
Investor Services Co. ("JPMorgan"), JPMorgan, a corporate affiliate of JPMorgan
Chase Bank, provides certain administrative and accounting services to the Fund.
The Adviser supervises and monitors the administrative and accounting services provided by JPMorgan. Their services are also subject to the supervision of the officers and Board of Directors of the Fund. JPMorgan provides operational and administrative services to investment companies with approximately $490.0 billion in assets and having approximately 129,231 shareholder accounts as of
December 31, 2004. JPMorgan's business address is 73 Tremont Street, Boston, MA
02108-3913.

CUSTODIAN

      JPMorgan Chase, located at 270 Park Avenue, New York, NY 10017, acts as the Fund's custodian. JPMorgan Chase is not an affiliate of the Adviser or the
Distributor. In maintaining custody of foreign assets held outside the United
States, JPMorgan Chase employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

      In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

DIVIDEND DISBURSING AND TRANSFER AGENT

      JPMorgan, P.O. Box 182913, Columbus, OH 43218-2913, provides dividend disbursing and transfer agency services for the Fund pursuant to a Transfer
Agency Agreement with the Fund.

FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from a Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. The portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio managers.

      BASE SALARY COMPENSATION. Generally, the portfolio managers receive base salary compensation based on the level of his or her position with the Adviser.

      DISCRETIONARY COMPENSATION. In addition to base compensation, the portfolio managers may receive discretionary compensation. Discretionary compensation can include:

      -  Cash Bonus;

      -  Morgan Stanley's Equity Incentive Compensation Program (EICP) Awards--a
         mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on
         Morgan Stanley common stock that are subject to vesting and other conditions;

                                       59

      -  Investment Management Deferred Compensation Plan (IMDCP) Awards--a
         mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. A portfolio manager must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds he or she manages that are included in the IMDCP fund menu, which may or may not include one of the Portfolios;

      -  Select Employees' Capital Accumulation Program (SECAP) Awards--a
         voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

      -  Voluntary Equity Incentive Compensation Program (VEICP) Awards--a
         voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

      Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

      -  Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

      -  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

      -  Contribution to the business objectives of the Adviser;

      -  The dollar amount of assets managed by the portfolio manager;

      -  Market compensation survey research by independent third parties;

      -  Other qualitative factors, such as contributions to client objectives;
         and

      -  Performance of Morgan Stanley and Morgan Stanley Investment Management,
         and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

      Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of December 31, 2004,
Ann D. Thivierge managed six mutual funds with a total of $2,319 million in assets; two pooled investment vehicles other than mutual funds with a total of
$1,631.2 million in assets; and seven other accounts with a total of $4,454.2 million in assets.

      SECURITIES OWNERSHIP OF PORTFOLIO MANAGER. As of December 31, 2004, Ann D.
Thivierge did not own any securities in the Portfolio.

EMERGING MARKETS DEBT PORTFOLIO

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004,
Abigail L. McKenna managed 10 mutual funds with a total of $749.2 million in assets; four pooled investment vehicles other than mutual funds with a total of
$694.6 million in assets; and five other accounts with a total of $725.4 million in assets. Eric J. Baurmeister managed 10 mutual funds with a total of $749.2 million in assets; four pooled investment vehicles other than mutual funds with a total of $694.6 million in assets; and five other accounts with a total of
$725.4 million in assets. Federico L. Kaune managed 10 mutual funds with a total of $749.2 million in assets; four pooled investment vehicles other than mutual funds with a total of $694.6 million in assets; and five other accounts with a total of $725.4 million in assets.

                                       60

      SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, the
dollar range of securities beneficially owned by each of Abigail L. McKenna,
Eric J. Baurmeister and Federico L. Kaune in the Portfolio was $1-$10,000,
$10,001-$50,000 and $0, respectively.

EMERGING MARKETS PORTFOLIO

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004,
Narayan Ramachandran managed 15 mutual funds with a total of $4.5 billion in assets; ten pooled investment vehicles other than mutual funds with a total of
$4.2 billion in assets; and 13 other accounts with a total of $4.7 billion in assets. Ruchir Sharma managed 15 mutual funds with a total of $4.5 billion in assets; ten pooled investment vehicles other than mutual funds with a total of
$4.2 billion in assets; and 13 other accounts with a total of $4.7 billion in assets. Ashutosh Sinha managed 15 mutual funds with a total of $4.5 billion in assets; ten pooled investment vehicles other than mutual funds with a total of
$4.2 billion in assets; and 13 other accounts with a total of $4.7 billion in assets.

      SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, the
dollar range of securities beneficially owned by each of Narayan Ramachandran,
Ruchir Sharma and Ashutosh Sinha in the Portfolio was $50,001-$100,000, $0 and
$10,001-$50,000, respectively.

EUROPEAN REAL ESTATE PORTFOLIO

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004,
Theodore R. Bigman managed four mutual funds with a total of $2.2 billion in assets; four pooled investment vehicles other than mutual funds with a total of
$2.8 billion in assets; and 27 other accounts with a total of $2.5 billion in assets. Michael te Paske managed two mutual funds with a total of $0.5 billion in assets; no pooled investment vehicles other than mutual funds with a total of
$0 in assets; and 16 other accounts with a total of $0.9 billion in assets. Sven van Kemenade managed two mutual funds with a total of $0.5 billion in assets; no pooled investment vehicles other than mutual funds with a total of $0 in assets;
and 16 other accounts with a total of $0.9 billion in assets.

      SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, the
dollar range of securities beneficially owned by each of Theodore R. Bigman,
Michael te Paske and Sven van Kemenade in the Portfolio was $100,001-$500,000,
$0 and $0, respectively.

FOCUS EQUITY PORTFOLIO

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004,
Dennis P. Lynch managed 34 mutual funds with a total of $14.9 billion in assets;
two pooled investment vehicles other than mutual funds with a total of $350.9 million in assets; and 316 other accounts with a total of $1.4 billion in assets. David S. Cohen managed 34 mutual funds with a total of $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of
$350.9 million in assets; and 316 other accounts with a total of $1.4 billion in assets. Sam G. Chainani managed 34 mutual funds with a total of $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of
$350.9 million in assets; and 316 other accounts with a total of $1.4 billion in assets.

      SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, the
dollar range of securities beneficially owned by each of Dennis P. Lynch, David
S. Cohen and Sam G. Chainani in the Portfolio was $0, $0 and $0, respectively.

EQUITY GROWTH PORTFOLIO

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004,
Dennis P. Lynch managed 34 mutual funds with a total of $14.9 billion in assets;
two pooled investment vehicles other than mutual funds with a total of $350.9 million in assets; and 316 other accounts with a total of $1.4 billion in assets. David S. Cohen managed 34 mutual funds with a total of $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of
$350.9 million in assets; and 316 other accounts with a total of $1.4 billion in assets. Sam G. Chainani managed 34 mutual funds with a total of $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of
$350.9 million in assets; and 316 other accounts with a total of $1.4 billion in assets.

      SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, the
dollar range of securities beneficially owned by each of Dennis P. Lynch, David
S. Cohen and Sam G. Chainani in the Portfolio was $10,001-$50,000,
$10,001-$50,000 and $1-$10,000, respectively.

                                       61

GLOBAL FRANCHISE PORTFOLIO

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31,
2004, Hassan Elmasry managed three mutual funds with a total of $2,110.1 million in assets; three pooled investment vehicles other than mutual funds with a total of $1,465.0 million in assets; and 19 other accounts with a total of $1,372.2 million in assets. Ewa Borowska managed three mutual funds with a total of $2,110.1 million in assets; three pooled investment vehicles other than mutual funds with a total of $1,465.0 million in assets; and 19 other accounts with a total of $1,372.3 million in assets. Paras Dodhia managed three mutual funds with a total of $2,110.1 million in assets; three pooled investment vehicles other than mutual funds with a total of $1,465.0 million in assets; and 19 other accounts with a total of $1,372.3 million in assets. Michael Allison managed three mutual funds with a total of $2,110.1 million in assets; three pooled investment vehicles other than mutual funds with a total of $1,465.0 million in assets; and 19 other accounts with a total of $1,372.3 million in assets. Jayson Vowles managed three mutual funds with a total of $2,110.1 million in assets; three pooled investment vehicles other than mutual funds with a total of $1,465.0 million in assets; and 19 other accounts with a total of $1,372.3 million in assets.

      SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, the
dollar range of securities beneficially owned by each of Hassan Elmasry, Ewa
Borowska, Paras Dodhia, Michael Allison and Jayson Vowles in the Portfolio was
over $1,000,000(1), $50,001-$100,000, $100,001-$500,000(1), $1-$10,001(1) and
$1-$10,001(1), respectively.

----------
 (1) This amount includes amounts held directly or notionally in the Fund through certain defined contribution and/or deferred compensation programs.

GLOBAL VALUE EQUITY PORTFOLIO

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004,
Frances Campion managed five mutual funds with a total of $2,412 million in assets; 16 pooled investment vehicles other than mutual funds with a total of
$1,715 million in assets; and 18 other accounts with a total of $2,135 million in assets. Martin Moorman managed five mutual funds with a total of $2,412 million in assets; 16 pooled investment vehicles other than mutual funds with a total of $1,715 million in assets; and 18 other accounts with a total of $2,135 million in assets. Douglas McGraw managed five mutual funds with a total of
$2,412 million in assets; 16 pooled investment vehicles other than mutual funds with a total of $1,715 million in assets; and 18 other accounts with a total of
$2,135 million in assets.

      SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, the
dollar range of securities beneficially owned by each of Frances Campion, Martin
Moorman and Douglas McGraw in the Portfolio was $0, $0 and $0, respectively.

INTERNATIONAL EQUITY PORTFOLIO

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004,
P. Dominic Caldecott managed two mutual funds with a total of $9,056.9 billion in assets; four pooled investment vehicles other than mutual funds with a total of $13,562.2 billion in assets; and no other accounts with a total of $0 in assets. William Lock managed two mutual funds with a total of $9,056.9 billion in assets; four pooled investment vehicles other than mutual funds with a total of $13,562.2 billion in assets; and nine other accounts with a total of $6,809.6 billion in assets. Peter Wright managed two mutual funds with a total of
$9,056.9 billion in assets; four pooled investment vehicles other than mutual funds with a total of $13,562.2 billion in assets; and 11 other accounts with a total of $5,773.5 billion in assets. Walter Riddell managed two mutual funds with a total of $9,056.9 billion in assets; four pooled investment vehicles other than mutual funds with a total of $13,562.2 billion in assets; and seven other accounts with a total of $2,892.8 billion in assets.

      SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, the
dollar range of securities beneficially owned by each of P. Dominic Caldecott,
William Lock, Peter Wright and Walter Riddell in the Portfolio was $0,
$10,001-$100,000, $0 and $0, respectively.

INTERNATIONAL MAGNUM PORTFOLIO

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of December 30, 2004,
Francine J. Bovich managed two mutual funds with a total of $362.0 million in assets; one pooled investment vehicle other than mutual funds with a total of
$143.0 million in assets; and 15 other accounts with a total of $5.9 billion in assets.

                                       62

      SECURITIES OWNERSHIP OF PORTFOLIO MANAGER. As of December 30, 2004,
Francine J. Bovich did not own any securities in the Portfolio.

INTERNATIONAL SMALL CAP PORTFOLIO

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004,
Margaret Naylor managed two mutual funds with a total of $1,401.6 million in assets; two pooled investment vehicles other than mutual funds with a total of
$668.3 million in assets; and 10 other accounts with a total of $1,098.7 million in assets. Nathalie Degans managed two mutual funds with a total of $1,401.6 million in assets; three pooled investment vehicles other than mutual funds with a total of $713.0 million in assets; and 10 other accounts with a total of
$1,098.7 million in assets. Arthur Pollock managed two mutual funds with a total of $1,401.8 million in assets; two pooled investment vehicles other than mutual funds with a total of $668.3 million in assets; and 10 other accounts with a total of $1,098.7 million in assets. Alistair Corden-Lloyd managed two mutual funds with a total of $1,401.6 million in assets; three pooled investment vehicles other than mutual funds with a total of $713.0 million in assets; and
10 other accounts with a total of $1,098.7 million in assets.

      SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, the
dollar range of securities beneficially owned by each of Margaret Naylor,
Nathalie Degans, Arthur Pollock and Alistair Corden-Lloyd in the Portfolio was
$500,001-1,000,000, $0, $0 and $0, respectively.

SMALL COMPANY GROWTH PORTFOLIO

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004,
Dennis P. Lynch managed 34 mutual funds with a total of $14.9 billion in assets;
two pooled investment vehicles other than mutual funds with a total of $350.9 million in assets; and 316 other accounts with a total of $1.4 billion in assets. David S. Cohen managed 34 mutual funds with a total of $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of
$350.9 million in assets; and 316 other accounts with a total of $1.4 billion in assets. Sam G. Chainani managed 34 mutual funds with a total of $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of
$350.9 million in assets; and 316 other accounts with a total of $1.4 billion in assets.

      SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, the
dollar range of securities beneficially owned by each of Dennis P. Lynch, David
S. Cohen and Sam G. Chainani in the Portfolio was $10,001-$50,000,
$50,001-$100,000 and $10,001-$50,000, respectively.

U.S. REAL ESTATE PORTFOLIO

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of December 31, 2004,
Theodore R. Bigman managed four mutual funds with a total of $2.2 billion in assets; four pooled investment vehicles other than mutual funds with a total of
$2.8 billion in assets; and 27 other accounts with a total of $2.5 billion in assets.

      SECURITIES OWNERSHIP OF PORTFOLIO MANAGER. As of December 31, 2004, the
dollar range of securities beneficially owned by Theodore R. Bigman in the
Portfolio was $500,0001-$1,000,000.

VALUE EQUITY PORTFOLIO

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31,
2004, James A. Gilligan managed 22 mutual funds with a total of $25.96 billion in assets; one pooled investment vehicle other than mutual funds with a total of $35.3 million in assets; and 2,586 other accounts (which include separate accounts managed under certain "wrap fee programs" or "managed account programs") with a total of $632.1 million in assets. James O. Roeder managed 22 mutual funds with a total of $25.96 billion in assets; one pooled investment vehicle other than mutual funds with a total of $35.3 million in assets; and 2,586 other accounts (which include separate accounts managed under certain "wrap fee programs" or "managed account programs") with a total of $632.1 million in assets. Thomas Bastian managed 22 mutual funds with a total of $25.96 billion in assets; one pooled investment vehicle other than mutual funds with a total of $35.3 million in assets; and 2,586 other accounts (which include separate accounts managed under certain "wrap fee programs" or "managed account programs") with a total of $632.1 million in assets. Sergio Marcheli managed 22 mutual funds with a total of $25.96 billion in assets; one pooled investment vehicle other than mutual funds with a total of $35.3 million in assets; and 2,586 other accounts (which include separate accounts managed under certain "wrap fee programs" or "managed account programs") with a total of $632.1 million in assets. Vincent E.
Vizachero managed 22 mutual funds with a total of $25.96 billion in assets;
one pooled investment vehicle other than mutual funds with a total of $35.3 million in assets; and 2,586 other accounts (which include separate accounts managed under certain "wrap fee programs" or "managed account programs") with a total of $632.1 million in assets.

      SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, the
dollar range of securities beneficially owned by each of James A. Gilligan,
James O. Roeder, Thomas Bastian, Sergio Marcheli and Vincent E. Vizachero in the
Portfolio was over $1,000,000, $0, $100-001-$500,000, $10,001-$50,000 and
$10,001-$50,000, respectively.

                                       63

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA, serves as the Fund's independent registered public accounting firm and audits the annual financial statements of each Portfolio.

FUND COUNSEL

      Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY
10019, acts as the Fund's legal counsel.

                             DISTRIBUTION OF SHARES

      Morgan Stanley Distribution, Inc., a wholly owned subsidiary of Morgan
Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. In addition, to promote the sale of Fund shares, the Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio (except the Money Market, Municipal Money Market and
International Small Cap Portfolios which do not offer Class B shares) under Rule
12b-1 of the 1940 Act (each, a "Plan"). Under each Plan, Morgan Stanley
Distribution, Inc. is entitled to receive as compensation from each Portfolio a fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the average daily net assets of the Class B shares. Each Plan is designed to compensate Morgan Stanley Distribution, Inc. for its services in connection with distributing shares of all Portfolios. Morgan Stanley Distribution, Inc. may
retain any portion of the fees it does not expend in meeting its obligations to the Fund. Morgan Stanley Distribution, Inc. may compensate financial intermediaries, plan fiduciaries and administrators, which may or may not be affiliated with Morgan Stanley, for providing distribution-related services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Fund. Morgan Stanley
Distribution, Inc. and the Adviser also may compensate third parties out of their own assets.

      The Plans for the Class B shares were most recently approved by the Fund's
Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on April 21-22, 2004.

      The following table describes the 12b-1 fees paid by each Portfolio with respect to its Class B shares pursuant to the Plan and the distribution-related expenses for each Portfolio with respect to its Class B shares for the fiscal year ended December 31, 2004. To the extent that expenditures on distribution-related activities exceed the fees paid by a Portfolio, the excess amounts were paid by the Adviser or Morgan Stanley Distribution, Inc. out of
their own resources.

                                                                                                             12b-1 FEES
                                                PRINTING AND                                                RETAINED BY
                                    TOTAL        MAILING OF                                                    MORGAN
                                 DISTRIBUTION   PROSPECTUSES                                                STANLEY & CO./
                                 (12b-1) FEES   TO OTHER THAN                                COMPENSATION   (EXPENDITURES
                                   PAID BY         CURRENT      SHAREHOLDER       SUB-         TO SALES     IN EXCESS OF
PORTFOLIO                         PORTFOLIO     SHAREHOLDERS     SERVICING    DISTRIBUTION    PERSONNEL     12b-1 FEES)
---------                        -------------  -------------  -------------  -------------  -------------  -------------

Active International Allocation  $       9,229  $      13,965  $           0  $       6,576  $       2,065  $         588
Emerging Markets                       142,129            127              0        132,826          4,977          4,326
Emerging Markets Debt                    1,030              8              0              0            341            689
Equity Growth                          523,080         43,576              0        507,477          3,392         12,211
European Real Estate                     2,663          1,055              0              0          1,339          1,324
Focus Equity                            21,162          3,530              0          6,688          9,530          4,944
Global Franchise                         8,638              0              0              0          6,917          1,721
Global Value Equity                     75,072            468              0         72,490            765          1,817
International Equity                 2,110,178         39,057              0      2,033,554         31,892         44,732
International Magnum                     5,249              0              0          4,520            577            152
Small Company Growth                 1,434,042         78,576              0      1,375,915          3,218         54,909
U.S. Real Estate                       239,204         25,579              0        221,838          3,386         13,980
Value Equity                           175,913             22              0        173,482          1,304          1,127

----------

  -  No information is provided for the China Growth, Gold, Large Cap Relative
     Value, MicroCap, Mortgage-Backed Securities, Municipal Bond and U.S. Equity
     Plus Portfolios because they were not operational during the last fiscal year ended December 31, 2004. No information is provided for the
     International Small Cap, Money Market and Municipal Money Market Portfolios
     because they do not offer Class B shares.

REVENUE SHARING

      The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to affiliates, certain insurance companies and/or other financial intermediaries ("Intermediaries") in

                                       64

connection with the sale or retention of shares of the Portfolios. For example, the Adviser or the Distributor may pay additional compensation to
Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balances and/or for sub-accounting, recordkeeping, administrative or transaction processing services. Such payments are in addition to any distribution-related or shareholder servicing fees that may be payable by the Portfolios. The additional payments are generally based on current assets, but may also be based on other measures as determined from time to time by the Adviser or Distributor (e.g. gross sales or number of accounts). The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different Intermediaries.

      The additional payments currently made to certain affiliated entities of the Adviser or the Distributor ("Affiliated Entities") and Intermediaries
include the following annual rates paid out of the Adviser's or the
Distributor's own funds:

       (1) With respect to Affiliated Entities, an amount equal to 35% of each
      Portfolio's advisory fees accrued from the average daily net assets of shares of the Portfolio held in the Affiliated Entity's accounts, except for the Money Market Portfolio and the Municipal Money Market Portfolio;

       (2) With respect to Affiliated Entities, for sales of shares of the Money
      Market Portfolio and the Municipal Money Market Portfolio, an amount equal to 0.10% of the average daily net assets of shares of the Portfolio held in the Affiliated Entity's accounts; and

       (3) With respect to Intermediaries, an amount up to 0.10% of the average daily net assets of shares of the Portfolio held in the Intermediaries'
      accounts.

      The prospect of receiving, or the receipt of, additional compensation as described above by Affiliated Entities or other Intermediaries out of the
Adviser's or Distributor's own funds, may provide Affiliated Entities and such
Intermediaries and/or their representatives or employees with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Affiliated Entity or Intermediary does not receive additional compensation (or receives lower levels of additional compensation).
These payment arrangements, however, will not change the price that an investor pays for shares of a Portfolio. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares. Investors should review carefully any disclosure provided by an Affiliated Entity or Intermediary as to its compensation.

                               BROKERAGE PRACTICES

PORTFOLIO TRANSACTIONS

      MSIM, as each Portfolio's investment adviser, is responsible for decisions to buy and sell securities for each Portfolio, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities may be traded as agency transactions through broker dealers or traded on a "net"
basis with dealers acting as principal for their own accounts without a stated
commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

      On occasion, a Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

      The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

      MSIM serves as investment adviser to a number of clients, including other investment companies. The Adviser attempts to equitably allocate purchase and sale transactions among the Portfolios of the Fund and other client accounts. To that end, the Adviser considers various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the
Portfolios of the Fund and other client accounts.

      The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Adviser seeks the best execution for all portfolio transactions. A Portfolio may pay higher

                                       65

commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. The Adviser is unable to ascertain the value of these services due to the subjective nature of their determinations.

AFFILIATED BROKERS

      Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect
Portfolio brokerage transactions under procedures adopted by the Fund's Board of
Directors. Pursuant to these procedures, the Adviser uses two broker-dealer affiliates, Morgan Stanley Distribution, Inc. (including Morgan Stanley
International Limited) and Morgan Stanley DW Inc. ("Morgan Stanley DW"), each of which is wholly owned by Morgan Stanley, for such transactions, the commission rates and other remuneration paid to Morgan Stanley Distribution, Inc. or Morgan
Stanley DW must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

BROKERAGE COMMISSIONS PAID

      During the fiscal years ended December 31, 2002, 2003 and 2004, the Fund paid brokerage commissions of approximately $19,106,155, $19,341,260 and
$21,241,237, respectively. During the fiscal years ended December 31, 2002, 2003 and 2004, the Fund paid in the aggregate $347,308, $54,507 and $71,869, respectively, in brokerage commissions to Morgan Stanley & Co. Incorporated (the
Fund's distributor until April 28, 2005). During the fiscal year ended December
31, 2004, the brokerage commissions paid to Morgan Stanley & Co. Incorporated represented approximately 0.33% of the total brokerage commissions paid by the
Fund during the year 2004 and were paid on account of transactions having an aggregate dollar value equal to approximately 0.27% of the aggregate dollar value of all portfolio transactions of the Fund during the year 2004 for which commissions were paid. During the fiscal years ended December 31, 2002, 2003 and
2004, the Fund paid no brokerage commissions to Morgan Stanley DW.

      For the fiscal year ended December 31, 2004, each Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

                                     BROKERAGE COMMISSIONS PAID DURING FISCAL YEAR ENDED
                                                    DECEMBER 31, 2004
                                 -------------------------------------------------------------
                                                             COMMISSIONS PAID TO
                                                      MORGAN STANLEY & CO. INCORPORATED
                                               -----------------------------------------------
                                                                                 PERCENT OF
                                    TOTAL                      PERCENT OF          TOTAL
                                 COMMISSIONS      TOTAL          TOTAL            BROKERED
PORTFOLIO                           PAID       COMMISSIONS    COMMISSIONS       TRANSACTIONS
---------                        ------------  ------------  ---------------   ---------------

Active International Allocation  $    251,955  $          0             0.00%             0.00%
Emerging Markets                 $  3,356,937  $     57,072             1.70%             0.15%
Emerging Markets Debt            $      5,646  $          0             0.00%             0.00%
Equity Growth                    $  3,076,048  $      8,711             0.28%             0.34%
European Real Estate             $     65,927  $          0             0.00%             0.00%
Focus Equity                     $    220,358  $      1,214             0.55%             0.49%
Global Franchise                 $     30,988  $          0             0.00%             0.00%
Global Value Equity              $     66,400  $        880             1.33%             1.57%
International Equity             $  7,638,942  $          0             0.00%             0.00%
International Magnum             $    131,227  $        543             0.41%             0.57%
International Small Cap          $  1,489,465  $          0             0.00%             0.00%
Money Market                     $          0  $          0             0.00%             0.00%
Municipal Money Market           $          0  $          0             0.00%             0.00%
Small Company Growth             $  3,841,734  $          0             0.00%             0.00%
U.S. Real Estate                 $    564,370  $          0             0.00%             0.00%
Value Equity                     $    283,821  $      3,449             1.22%             0.69%

----------
Note:  No information is provided for the China Growth, Gold, Large Cap Relative
       Value, MicroCap, Mortgage-Backed Securities, Municipal Bond or U.S.
       Equity Plus Portfolios because they were not operational during the fiscal year ended December 31, 2004.

                                       66

      For the fiscal years ended December 31, 2003 and 2002, each Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

                                     BROKERAGE COMMISSION PAID DURING FISCAL YEARS ENDED
                                                 DECEMBER 31, 2003 AND 2002
                                 -----------------------------------------------------------
                                       FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                       DECEMBER 31, 2003            DECEMBER 31, 2002
                                 ----------------------------  ----------------------------
                                                   MORGAN                        MORGAN
                                                STANLEY & CO.                 STANLEY & CO.
PORTFOLIO                            TOTAL      INCORPORATED       TOTAL      INCORPORATED
---------                        -------------  -------------  -------------  -------------

Active International Allocation  $     200,090  $           0  $     155,769  $           0
Emerging Markets                 $   3,487,074  $      35,686  $   3,363,427  $     227,261
Emerging Markets Debt            $       5,326  $           0  $       1,492  $           0
Equity Growth                    $   2,591,700  $       2,871  $   2,876,230  $      34,248
European Real Estate             $      39,534  $           0  $      48,497  $           0
Focus Equity                     $     268,574  $       1,202  $     352,066  $      10,479
Global Franchise                 $      33,463  $           0  $     129,398  $           0
Global Value Equity              $      99,316  $       4,802  $      70,521  $       4,212
International Equity             $   6,176,877  $           0  $   6,934,948  $           0
International Magnum             $     192,459  $         552  $     155,244  $         527
International Small Cap          $     988,428  $           0  $     586,897  $           0
Money Market                     $           0  $           0  $           0  $           0
Municipal Money Market           $           0  $           0  $           0  $           0
Small Company Growth             $   3,835,504  $           0  $   2,163,315  $      22,489
U.S. Real Estate                 $     511,505  $           0  $   1,472,363  $           0
Value Equity                     $     455,221  $         938  $     375,780  $      24,346

----------

Note:  No information is provided for the China Growth, Gold, Large Cap Relative
       Value, MicroCap, Mortgage-Backed Securities, Municipal Bond and U.S.
       Equity Plus Portfolios because they were not operational during the fiscal years ended December 31, 2002 and 2003.

DIRECTED BROKERAGE. During the fiscal year ended December 31, 2004, the
Portfolios paid brokerage commissions to brokers because of research services provided as follows:

                                      BROKERAGE COMMISSIONS      AGGREGATE DOLLAR AMOUNT OF
                                  DIRECTED IN CONNECTION WITH   TRANSACTIONS FOR WHICH SUCH
                                   RESEARCH SERVICES PROVIDED    COMMISSIONS WERE PAID FOR
                                     FOR FISCAL YEAR ENDED           FISCAL YEAR ENDED
PORTFOLIO                               DECEMBER 31, 2004            DECEMBER 31, 2004
---------                         ---------------------------   ---------------------------

Active International Allocation           $     125,827               $     288,968,070
Emerging Markets                          $   3,309,741               $   1,377,309,129
Emerging Markets Debt                     $           0               $               0
Equity Growth                             $   2,876,513               $   2,501,927,214
European Real Estate                      $      61,738               $      32,552,954
Focus Equity                              $     200,916               $     183,131,597
Global Franchise                          $      28,188               $      16,995,903
Global Value Equity                       $      58,198               $      35,876,696
International Equity                      $   6,910,646               $   3,574,130,338
International Magnum                      $     107,994               $      56,835,934
International Small Cap                   $   1,374,743               $     686,891,925
Small Company Growth                      $   3,495,910               $   1,941,134,938
U.S. Real Estate                          $     555,447               $     346,398,482
Value Equity                              $     190,265               $     144,792,482

----------

Note:  No information is provided for the China Growth, Gold, Large Cap Relative
       Value, MicroCap, Mortgage-Backed Securities, Municipal Bond or U.S.
       Equity Plus Portfolios because they were not operational during the last fiscal year ended December 31, 2004. No information is provided for the
       Money Market and Municipal Money Market Portfolios during the last fiscal year ended December 31, 2004, because they did not pay any brokerage commissions in connection with research.

                                       67

REGULAR BROKER-DEALERS

      The Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii)
the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended December 31,
2004, the following Portfolios purchased securities issued by the Fund's regular broker-dealers:

                                                                  VALUE OF PORTFOLIO
                                                                    HOLDING AS OF
PORTFOLIO                           REGULAR BROKER-DEALER          DECEMBER 31, 2004
---------                         --------------------------      ------------------

Active International Allocation   Deutsche Bank AG                   $    5,128,000
                                  UBS AG                                  2,976,000
                                  ABN Amro Holding                        2,107,000
                                  Credit Suisse Group                     1,443,000
Equity Growth                     Citigroup, Inc.                         3,670,000
Global Value Equity               Citigroup, Inc.                         2,202,000
                                  UBS AG                                  1,069,000
                                  Merrill Lynch & Co., Inc.               1,063,000
International Equity              UBS AG                                144,726,000
                                  Credit Suisse Group                    66,751,000
                                  ABN Amro Holding                       55,193,000
International Magnum              UBS AG                                  1,647,000
                                  Deutsche Bank AG                          213,000
Money Market                      UBS AG                                 24,991,000
                                  Deutsche Bank AG                       24,984,000
Value Equity                      J.P. Morgan Chase & Co.                 4,916,000
                                  Citigroup, Inc.                         3,904,000
                                  Lehman Brothers Holdings, Inc.          3,511,000
                                  Merrill Lynch & Co. Inc.                3,392,000
                                  Bank of America Corp.                   2,441,000
                                  Goldman Sachs Group, Inc.                 570,000

PORTFOLIO TURNOVER

The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                               GENERAL INFORMATION

FUND HISTORY

      The Fund was incorporated pursuant to the laws of the State of Maryland on
June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001,
the Fund changed its name to Morgan Stanley Institutional Fund, Inc.

                                       68

DESCRIPTION OF SHARES AND VOTING RIGHTS

      The Fund's Amended and Restated Articles of Incorporation permit the
Directors to issue 31 billion shares of common stock, par value $.001 per share, from an unlimited number of classes or series of shares. The shares of each
Portfolio of the Fund, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Portfolio shares have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50%
of the shares voting for the election of Directors can elect 100% of the
Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

      The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income
(including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see "Taxes"). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

      Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

      As set forth in the Prospectuses, unless you elect otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until you notify the Fund in writing that either the Income Option (income dividends in cash and capital gains distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected.

                                      TAXES

      The following is only a summary of certain additional federal income tax considerations generally affecting the Fund, Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund,
Portfolios or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

      The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

      Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

REGULATED INVESTMENT COMPANY QUALIFICATION

      Each Portfolio intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code.
In order to so qualify, each Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items,
U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S.
Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% of gross income requirement described above,

                                       69

foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S.
Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC's business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Portfolio's foreign currency gains as non-qualifying income. For purposes of the diversification requirement described above, the
Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.

      The American Jobs Creation Act of 2004 (the "2004 Tax Act") provides that for taxable years of a RIC beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership," as defined in the
Code, will be treated as qualifying income for purposes of the Income
Requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The 2004 Tax Act also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

      In addition to the requirements described above, in order to qualify as a
RIC, a Portfolio must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

      If a Portfolio fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the corporate dividends-received deduction for corporate shareholders.

GENERAL TAX TREATMENT OF QUALIFYING RICS AND SHAREHOLDERS

      Each Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Under the "Jobs and Growth Tax Relief Reconciliation Act of
2003" (the "2003 Tax Act"), certain income distributions paid by each Portfolio to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Portfolio itself. For this purpose,
"qualified dividends" means dividends received by a Portfolio from certain
United States corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by a Portfolio from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January
1, 2009. Thereafter, each Portfolio's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further
Congressional legislative action is taken.

                                       70

      A dividend paid by a Portfolio to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise)
to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

      You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

      Dividends paid to you out of each Portfolio's investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 35%, except as noted below) to the extent of each Portfolio's earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares.

      Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is
15%.

      Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any such gains are retained, the
Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Portfolio shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

      Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed.
However, if any such dividends or distributions are declared in October,
November or December, to shareholders of record of such month and paid in
January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

      After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

      Gains or losses on the sale of securities by a Portfolio held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Portfolio when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

      A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any

                                       71

loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the
Code.

      Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards)
for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

      The Fund may be required to withhold and remit to the U.S. Treasury an amount equal (as of the date hereof) to 28% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Account Registration
Form; (ii) who is subject to backup withholding as notified by the Internal
Revenue Service ("IRS"); or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder's income for such year.

      Under certain tax rules, a Portfolio may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Portfolio receives no payments in cash on the securities during the year. To the extent that a Portfolio invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Portfolio level. Such distributions will be made from the available cash of the Portfolio or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY AND DERIVATIVES TRANSACTIONS

      In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the
Portfolio qualifies as a RIC.

      Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency
(I.E., unless certain special rules apply, currencies other than the U.S.
dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain.

      A Portfolio's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Portfolio's treatment of certain other options, futures and forward contracts entered into by a Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

      When a Portfolio holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a
"straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio

                                       72

securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (I.E., straddles comprised of at least one Section 1256 position and at least one non-Section
1256 position) which may reduce or eliminate the operation of these straddle rules.

      A Section 1256 position held by a Portfolio will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end
(except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Portfolio.

SPECIAL TAX CONSIDERATIONS RELATING TO MUNICIPAL BOND AND MUNICIPAL MONEY MARKET
PORTFOLIOS

      Each of the Municipal Bond Portfolio and the Municipal Money Market
Portfolio will qualify to pay "exempt-interest dividends" to its shareholders, provided that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. Current federal tax law limits the types and volume of bonds qualifying for federal income tax exemption of interest, which may have an effect on the ability of these Portfolios to purchase sufficient amounts of tax-exempt securities to satisfy this requirement. Any loss on the sale or exchange of shares of the Municipal Bond Portfolio or the Municipal
Money Market Portfolio held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.

      In addition, for the Municipal Bond Portfolio and the Municipal Money
Market Portfolio, exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may, nevertheless, be subject to the alternative minimum tax imposed by
Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum
Tax is imposed at the rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances.
First, exempt-interest dividends derived from certain "private activity bonds"
issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Portfolios intend, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

      The percentage of income that constitutes exempt-interest dividends will be determined for each year for the Municipal Bond Portfolio and the Municipal
Money Market Portfolio and will be applied uniformly to all dividends declared with respect to the Portfolios during that year. This percentage may differ from the actual percentage for any particular day.

      The deductibility of interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Municipal Bond Portfolio or the
Municipal Money Market Portfolio will be limited for federal income tax purposes to the extent that any portion of such Portfolio's distributions consist of exempt-interest dividends. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United
States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends.
Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of

                                       73

the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section
86 of the Code.

      Entities or persons who are "substantial users" (or persons related to
"substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio.
"Substantial user" is defined generally for these purposes as including a
"non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

      Issuers of bonds purchased by the Municipal Bond Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds.
Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

      The state and local tax consequences of an investment in either the
Municipal Bond or Municipal Money Market Portfolios may differ from the federal consequences described above and shareholders are urged to consult their tax advisors with respect to such aspects.

      Investments in a foreign corporation that are considered to be a passive foreign investment company for U.S. tax purposes may cause a Portfolio to accrue certain amounts as taxable income in advance of the receipt of cash.

SPECIAL TAX CONSIDERATIONS RELATING TO FOREIGN INVESTMENTS

      Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a
Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

      It is expected that each Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for U.S. federal income tax purposes as paid directly by its shareholders. A Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

      Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except in the case of the Active International Allocation, China Growth, Emerging Markets Debt,
Emerging Markets, European Real Estate, Global Franchise, Global Value Equity,
International Equity, International Magnum and International Small Cap
Portfolios, it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, considering that each Portfolio's investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

      Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Portfolio.
Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

                                       74

TAXES AND FOREIGN SHAREHOLDERS

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("Foreign Shareholder") depends on whether the income from the
Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from a Portfolio is not effectively connected with a U.S.
trade or business carried on by a Foreign Shareholder, distributions of investment company taxable income will generally be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, distributions of net long-term capital gains, and amounts retained by the Fund that are designated as undistributed capital gains.

      Under the provisions the 2004 Tax Act, dividends paid by a Portfolio to
Foreign Shareholders that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by a Portfolio as
"interest-related dividends" or "short-term capital gain dividends," will generally not be subject to U.S. withholding tax, provided that the income would not be subject to U.S. federal income tax if earned directly by the Foreign
Shareholder. In addition, the 2004 Tax Act provides that distributions of a
Portfolio attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury regulations (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs and certain REIT capital gain dividends) will generally cause the Foreign Shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to the rules described in the next paragraph below. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the Foreign Shareholder to file a
U.S. federal income tax return. These provisions generally would apply to distributions with respect to taxable years of a Portfolio beginning after
December 31, 2004 and before January 1, 2008.

      If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the
Portfolio and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profits tax.

      A Portfolio may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal
Revenue Service certification requirements.

      The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here.
Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended.

STATE AND LOCAL TAX CONSIDERATIONS

      Rules of U.S. state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules regarding an investment in the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

      The following shareholders may be deemed to control the following
Portfolios because they are record owners of 25% or more of the outstanding shares of that Portfolio of the Fund as of March 31, 2005. For each control person, the following provides the name, address and percentage of outstanding shares of such Portfolio owned.

ACTIVE INTERNATIONAL ALLOCATION: Dean Witter Reynolds, Inc., 5 World Trade
Center, 6th floor, New York, NY 10048, owned 59.35% of such Portfolio's total outstanding Class A shares.

                                       75

Fidelity Investments Institutional Operations Co. FFIOC, 100 Magellan Way, KW1C,
Covington, KY 41015, owned 41.75% of such Portfolio's total outstanding Class B shares.

IMS & Co., P.O. Box 3865, Englewood, CO 80155, owned 33.36% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS PORTFOLIO: Fidelity Investments Institutional Operations Co.
FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 70.38% of such
Portfolio's total outstanding Class B shares.

EMERGING MARKETS DEBT PORTFOLIO: MAC & Co., Mutual Fund Operations, P.O. Box
3198, Pittsburgh, PA 15230-3198 owned 54.71% of such Portfolios total outstanding Class A shares.

SBLI USA Mutual Life Insurance, 460 West 34th Street, Suite 800, New York, NY
10001 owned 38.27% of such Portfolio's total outstanding Class A shares.

Brenton D. Anderson, P.O. Box 663, Norwich, VT 05055, owned 54.52% of such
Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO: FFP Investments, Ltd., 1920 Nacogdoches, Suite 101,
San Antonio, TX 78209, owned 42.36% of such Portfolio's total outstanding Class
B shares.

EQUITY GROWTH PORTFOLIO: Dean Witter Reynolds, Inc., 5 World Trade Center, 6th
floor, New York, NY 10048, owned 50.89% of such Portfolio's total outstanding
Class A shares.

MAC & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198
owned 27.46% of such Portfolio's total outstanding Class A shares.

John Hancock Life Insurance Co. USA, 250 Bloor Street East 7th floor, Toronto
Ontario, Canada, owned 72.04% of such Portfolio's total outstanding Class B shares.

EUROPEAN REAL ESTATE PORTFOLIO: Charles Schwab & Co., Inc., Attn., Mutual Funds,
101 Montgomery Street, San Francisco, CA 94104, owned 44.07% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO: The Cathryn R. Fortune Char., 5505 Lake Washington
Blvd. NE, Unit 1D, Kirkland, WA 98033, owned 52.95% of such Portfolio's total outstanding Class B shares.

Nora Effron, 1070 Park Avenue, New York, NY 10128, owned 42.14% of such
Portfolio's total outstanding Class B shares.

FOCUS EQUITY PORTFOLIO: MAC & Co., Mutual Fund Operations, P.O. Box 3198,
Pittsburgh, PA 15230-3198 owned 66.19% of such Portfolio's total outstanding
Class A shares.

The Vanguard Fiduciary Trust Co., P.O Box 2600, VM 613, Outside Funds, Valley
Forge, PA 19482, owned 44.70% of such Portfolio's total outstanding Class B shares.

GLOBAL VALUE EQUITY PORTFOLIO: Fidelity Investments Institutional Operations Co.
FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 56.77% of such
Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C,
Covington, KY 41015, owned 88.05% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL EQUITY PORTFOLIO: National Financial Services, 200 Liberty Street,
New York, NY 10281 owned 35.48% of such Portfolio's total outstanding Class B shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C,
Covington, KY 41015, owned 26.25% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL MAGNUM PORTFOLIO: Dean Witter Reynolds, Inc., 5 World Trade
Center, 6th floor, New York, NY 10048, owned 65.43% of such Portfolio's total outstanding Class A shares.

Thrivent Financial for Lutherans, Attn., Paul McCullough, 625 4th Avenue South,
Minneapolis, MN 55124, owned 31.25% of such Portfolio's total outstanding Class
A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C,
Covington, KY 41015, owned 80.86% such Portfolio's total outstanding Class B shares.

SMALL COMPANY GROWTH PORTFOLIO: Fidelity Investments Institutional Operations
Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 52.38% such
Portfolio's total outstanding Class B shares.

                                       76

US REAL ESTATE PORTFOLIO: Merrill Lynch Trust Co., FBO: Qualified Retirement
Plans, PO Box 1501, Pennington, NJ 08534-0671, owned 36.46% of such Portfolio's total outstanding Class B shares.

VALUE EQUITY PORTFOLIO: Global Opportunistic Fund LLC, Attn.: Arlene Armando,
1221 Avenue of the Americas, New York, NY 10020, owned 36.01% of such
Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C,
Covington, KY 41015, owned 97.04% such Portfolio's total outstanding Class B shares.

PRINCIPAL HOLDERS

The following shareholders are record owners of 5% or more of the outstanding shares of any class of Portfolio shares as of March 31, 2004. For each principal holder, the following table provides the name, address and percentage of outstanding shares of such classes owned.

ACTIVE INTERNATIONAL ALLOCATION: Wallace Global Fund, 1990 M Street, Suite 250,
Washington, DC 20036 owned 8.74% of such Portfolio's total outstanding Class A shares.

Wallace Genetic Foundation, Attn.: Mr. Robert E. Lane, 1920 N Street, Lane &
Company, Washington, DC 20036, owned 5.97% of such Portfolio's total outstanding
Class A shares.

Morgan Stanley & Co., FBO: Michael T. Radcliffe IRA, Chase Custodian, 255
Bradenton Avenue, Dublin, OH 43017, owned 7.65% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO: James C. Tomshack & Geraldine Tomshack, 7398 Oak
Shore Drive, Portage, MI 49024, owned 7.40% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO: E. Leo Carter, Chase Custodian, 1160 Central Avenue,
Deerfield, IL 60015, owned 5.20% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS PORTFOLIO: MAC & Co., Mutual Fund Operations, P.O. Box 3198,
Pittsburgh, PA 15230-3198 owned 17.54% of such Portfolio's total outstanding
Class A shares.

The Salvation Army, A Georgia Corp., 1424 Northeast Expressway, Atlanta, GA
30329, owned 9.70% of such Portfolio's total outstanding Class A shares.

The Bank of New York as Trustee for, New York State Deferred, One Wall Street,
12th Floor, New York, NY 10286, owned 6.14% of such Portfolio's total outstanding Class A shares.

Global Opportunistic Fund Inc., Attn.: Arlene Armando, 1221 Avenue of the
Americas, New York, NY 10020, owned 5.92% of such Portfolio's total outstanding
Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C,
Covington, KY 41015, owned 5.13% such Portfolio's total outstanding Class A shares.

Charles Schwab & Co., Inc., Attn., Mutual Funds, 101 Montgomery Street, San
Francisco, CA 94104, owned 23.89% of such Portfolio's total outstanding Class B shares.

EQUITY GROWTH PORTFOLIO: Fidelity Investments Institutional Operations Co.
FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 7.43% such Portfolio's total outstanding Class B shares.

Mercer Trust Company Trustee FBO: Greenberg Traurig 401K Plan, One Investors
Way, Norwood, MA 02062, owned 6.39% of such Portfolio's total outstanding Class
B shares.

EUROPEAN REAL ESTATE PORTFOLIO: National Investor Services, 55 Water Street,
32nd Floor, New York, NY 10041, owned 10.29% of such Portfolio's total outstanding Class A shares.

Northern Trust Co. Custodian FBO:: Colburn Foundation, 801 S Canal, Chicago, IL
60675, owned 7.63% of such Portfolio's total outstanding Class A shares.

FTC & Co. Datalynx House Account, PO Box 173736, Denver, CO 80217, owned 5.70%
such of Portfolio's total outstanding Class A shares.

Trustees of Dartmouth College, 7 Lebanon Street, Suite 305, PO Box 31, Hanover,
NH 03755, 5.51% of such Portfolio's total outstanding Class A shares.

GLOBAL FRANCHISE PORTFOLIO: Northern Trust Co. Custodian, Salk Institute for
Biological Studies, PO Box 92956, Attn., Mutual Funds, Chicago, IL 60675, owned
17.32% of such Portfolio's total outstanding Class A shares.

                                       77

The Kolberg Foundation Inc., 111 Radio Circle, Mount Kisco, NY 10549, owned
12.56% of such Portfolio's total outstanding Class A shares.

Bireley's Orange Japan Sa, PO Box 1134, Panama, Republic of Panama, owned 11.23%
of such Portfolio's total outstanding Class A shares.

Kisco Private Investors LLC, 111 Radio Circle, Bedford Corners, NY 10549, owned
11.05% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co. FBO: X-Entity, 1585 Broadway, New York, NY 10036, owned
5.57% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co. FBO: Global Franchise, 120 Balsam Road, Toronto, Canada,
owned 5.30% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co. FBO: John Donovan Jr., 8 Atwater Avenue, Blue Sky Trust,
Manchester, MA 01944, owned 11.09% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co. FBO: Gideon Rodman, 827 Deerfield Lane, Byrn Mawr, PA
19010, owned 9.52% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co. FBO: 444M Partners, Henry Gross, 444 Madison Avenue, 18th
Floor, New York, NY 10022, owned 9.43% of such Portfolio's total outstanding
Class B shares.

Morgan Stanley & Co. FBO: Martin Chalk, Unit 1, 3 Queens Avenue, Vaucluse, owned
7.08% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co. FBO: Henry Gross, 444 Madison Avenue, 18th Floor, New York,
NY 10022, owned 6.01% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co. FBO: Theodore P. Desloge, Jr. Trustee, 39 Picardy Lane, San
Louis, MO 63124 owned 5.97% of such Portfolio's total outstanding Class B shares.

GLOBAL VALUE EQUITY PORTFOLIO: Jupiter & Co., C/O Investors Bank & Trust, PO Box
9130, Boston, MA 021179, owned 15.79% of such Portfolio's total outstanding
Class A shares.

AIG Life of Bermuda, Ltd., Segregated Account Bermuda, Alta Advisors Investment
Subaccount, PO Box HM152, American International Building, Hamilton, Bermuda,
owned 8.05% of such Portfolio's total outstanding Class A shares.

The Vanguard Fiduciary Trust Co., MSDW Class B funds, PO Box 2600 VM 613, Valley
Forge, PA 19482 owned 8.69% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL EQUITY PORTFOLIO: Charles Schwab & Co. Inc., 101 Montgomery
Street, Attn: Mutual Funds, San Francisco, CA 94104, owned 6.93% of such
Portfolio's total outstanding Class A shares.

T Rowe Price Trust Co., FBO: Retirement Plan Clients, PO Box 17215, Baltimore,
MD 21297, owned 11.83% of such Portfolio's total outstanding Class B shares.

The Vanguard Fiduciary Trust Co., MSDW Class B funds, PO Box 2600 VM 613, Valley
Forge, PA 19482 owned 7.38% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL MAGNUM PORTFOLIO: Norwest Bank Colorado Custodian, Bayonne
Hospital, 403 Tax Sheltered Plan, C/O Great West, 8515 East Orchard Road,
Englewood, CO 80111, owned 7.75% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL SMALL CAP PORTFOLIO: Charles Schwab & Co. Inc., 101 Montgomery
Street, Attn: Mutual Funds, San Francisco, CA 94104, owned 15.16% of such
Portfolio's total outstanding Class A shares.

Dean Witter Reynolds, Inc., 5 World Trade Center, 6th floor, New York, NY 10048, owned 13.41% of such Portfolio's total outstanding Class A shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 7.06%
of such Portfolio's total outstanding Class A shares.

MUNICIPAL MONEY MARKET PORTFOLIO: The John H.T. Wilson Revocable Trust,
Greenwich, CT 06830, owned 8.14% of such Portfolio's total outstanding Class A shares.

                                       78

SMALL COMPANY GROWTH PORTFOLIO: Fidelity Investments Institutional Operations
Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 16.36% such
Portfolio's total outstanding Class A shares.

Dean Witter Reynolds, Inc., 5 World Trade Center, 6th floor, New York, NY 10048, owned 10.03% of such Portfolio's total outstanding Class A shares.

Merrill Lynch Trust Co., FSB Trustee, Qualified Retirement Plans, PO Box 1542,
Pennington, NJ 08540, owned 9.21% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co. Inc., 101 Montgomery Street, Attn: Mutual Funds, San
Francisco, CA 94104, owned 5.54% of such Portfolio's total outstanding Class A shares.

MAC & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198
owned 5.44% of such Portfolio's total outstanding Class A shares.

MCB Trust Services, as Trustee for The Asset Mgt. Plan for AFF GE CO., 700 17th
Floor, Suite 300, Denver, CO 80202, owned 7.56% of such Portfolio's total outstanding Class B shares.

T Rowe Price Trust Co., FBO: Retirement Plan Clients, PO Box 17215, Baltimore,
MD 21297, owned 5.11% of such Portfolio's total outstanding Class B shares.

US REAL ESTATE PORTFOLIO: National Financial Services, 200 Liberty Street, New
York, NY 10281, owned 16.93% of such Portfolio's total outstanding Class A shares.

Dean Witter Reynolds, Inc., 5 World Trade Center, 6th floor, New York, NY 10048, owned 12.95% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co. Inc., 101 Montgomery Street, Attn: Mutual Funds, San
Francisco, CA 94104, owned 10.96% of such Portfolio's total outstanding Class A shares.

MAC & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198
owned 8.15% of such Portfolio's total outstanding Class A shares.

LPL, FBO: LPL Customers, Attn: Mutual Fund Operations, PO Box 509046, San Diego,
CA 92150, owned 5.39% of such Portfolio's total outstanding Class A shares.

Mellon Bank, as Trustee Omnibus, 135 Dreyfus Retirement Services, Everett, MA
02149, owned 5.24% of such Portfolio's total outstanding Class A shares.

The Union Central Life Insurance Co., 1876 Waycross Road, Cincinnati, OH 45240,
owned 21.60% of such Portfolio's total outstanding Class B shares.

Mercer Trust Co., Trustee, Coca Cola Enterprises, Investors Way, Attn: DC Plan
Admin Team, Norwood, MA 02062, owned 12.37% of such Portfolio's total outstanding Class B shares.

VALUE EQUITY PORTFOLIO: Morgan Stanley Asset Management, The Account of Hubbell
Inc., 1221 Avenue of the Americas, Attn.: John Lam, 22nd Floor, New York, NY
10020, owned 24.95% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C,
Covington, KY 41015, owned 17.63% of such Portfolio's total outstanding Class A shares.

Morgan Stanley Foundation, C/O Morgan Stanley & Co. Inc., 1601 Broadway, 12th
Floor, Attn.: Joan Steinberg, New York, NY 10019, owned 5.13% of such
Portfolio's total outstanding Class A shares.

                             PERFORMANCE INFORMATION

      The average annual compounded rates of return (unless otherwise noted) for the Fund's Portfolios for the 1-, 5-, and 10-year periods ended December 31,
2004 and for the period from inception through December 31, 2004 are as follows:

                                                        AVERAGE       AVERAGE        AVERAGE
                                 INCEPTION    ONE     ANNUAL FIVE   ANNUAL TEN    ANNUAL SINCE
NAME OF PORTFOLIO+                 DATE      YEAR        YEARS         YEARS        INCEPTION
------------------               ---------  -------   ------------  ------------  ------------

Active International Allocation
Class A                           1/17/92     16.64%         -1.03%         6.74%         6.97%
Class B                           1/02/96     16.29%         -1.28%          N/A          6.05%

                                       79

                                                         AVERAGE        AVERAGE      AVERAGE
                                 INCEPTION    ONE      ANNUAL FIVE    ANNUAL TEN   ANNUAL SINCE
NAME OF PORTFOLIO+                 DATE      YEAR         YEARS          YEARS      INCEPTION
------------------               ---------  -------   ------------   ------------  ------------

Emerging Markets
Class A                           9/25/92     24.09%          1.21%          4.47%         8.29%
Class B                           1/02/96     23.84%          0.96%           N/A          6.21%
Emerging Markets Debt
Class A                           2/01/94     10.07%         14.44%         13.97%        11.24%
Class B                           1/02/96      9.90%         14.19%           N/A         12.19%
Equity Growth
Class A                           4/02/91      7.75%         -5.86%         11.86%        10.61%
Class B                           1/02/96      7.45%         -6.08%           N/A          8.37%
European Real Estate
Class A                          10/01/97     47.49%         22.60%           N/A         14.68%
Class B                          10/01/97     47.15%         22.26%           N/A         14.39%
Focus Equity
Class A                           3/08/95      7.00%         -5.66%           N/A         13.10%
Class B                           1/02/96      6.75%         -5.89%           N/A          9.74%
Global Franchise
Class A                          11/28/01     13.77%           N/A            N/A         17.56%
Class B                          11/28/01     13.56%           N/A            N/A         17.23%
Global Value Equity
Class A                           7/15/92     14.13%          4.54%         10.38%        11.85%
Class B                           1/02/96     13.78%          4.26%           N/A          9.14%
International Equity
Class A                           8/04/89     19.96%          8.57%         12.26%        11.69%
Class B                           1/02/96     19.67%          8.32%           N/A         11.98%
International Magnum
Class A                           3/15/96     18.45%         -0.74%           N/A          4.64%
Class B                           3/15/96     18.15%         -1.00%           N/A          4.36%
International Small Cap
Class A                          12/15/92     33.53%         11.90%         11.75%        13.69%
Money Market
Class A                          11/15/88      0.93%          2.54%          3.84%         4.49%
Municipal Money Market
Class A                           2/10/89      0.75%          1.59%          2.33%         2.83%
Small Company Growth
Class A                          11/01/89     19.17%          1.82%         15.49%        13.54%
Class B                           1/02/96     18.79%          1.58%           N/A         13.39%
U.S. Real Estate
Class A                           2/24/95     37.28%         21.80%           N/A         17.74%
Class B                           1/02/96     36.95%         21.45%           N/A         16.64%
Value Equity
Class A                           1/31/90     14.56%          5.75%         12.76%        11.13%
Class B                           1/02/96     14.07%          5.50%           N/A         10.26%

----------

  +  The Large Cap Relative Value, China Growth, Mortgage-Backed Securities and
     MicroCap Portfolios had not commenced operations as of December 31, 2004.
     The Gold Portfolio ceased operations effective March 11, 1998 for Class A shares and May 6, 1998 for Class B shares. The Municipal Bond Portfolio ceased operations effective March 14, 2000. The U.S. Equity Plus Portfolio ceased operations effective February 14, 2001.

                                       80

      The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Funds Portfolios for the 1-, 5-
and 10- year periods ended December 31, 2004 and for the period from inception through December 31, 2004 are as follows:

                                                         AVERAGE         AVERAGE        AVERAGE
                                 INCEPTION     ONE     ANNUAL FIVE     ANNUAL TEN    ANNUAL SINCE
NAME OF PORTFOLIO+                 DATE       YEAR        YEARS           YEARS        INCEPTION
------------------               ---------  --------   ------------   ------------   ------------

Active International Allocation
Class A                            1/17/92     16.20%         -2.14%          4.55%          5.08%
Emerging Markets
Class A                            9/25/92     24.17%          1.15%          3.77%          7.53%
Emerging Markets Debt
Class A                            2/01/94      7.64%         10.47%          5.54%          3.67%
Equity Growth
Class A                            4/02/91      7.67%         -6.29%          9.00%          8.32%
European Real Estate
Class A                           10/01/97     47.44%         21.87%           N/A          13.90%
Focus Equity
Class A                            3/08/95      6.96%         -6.43%           N/A           9.17%
Global Franchise
Class A                           11/28/01     12.86%           N/A            N/A          17.20%
Global Value Equity
Class A                            7/15/92     14.01%          3.38%          8.43%          9.90%
International Equity
Class A                            8/04/89     18.24%          7.05%         10.05%         10.03%
International Magnum
Class A                            3/15/96     18.04%         -1.11%           N/A           3.99%
International Small Cap
Class A                           12/15/92     31.64%         10.41%         10.18%         12.30%
Small Company Growth
Class A                           11/01/89     18.64%          1.04%         10.56%         10.30%
U.S. Real Estate
Class A                            2/24/95     35.41%         19.54%           N/A          14.64%
Value Equity
Class A                            1/31/90     14.35%          4.58%          8.89%          8.01%

----------

 +   The Large Cap Relative Value, China Growth, Mortgage-Backed Securities and
     MicroCap Portfolios had not commenced operations as of December 31, 2004.
     The Gold Portfolio ceased operations effective March 11, 1998 for Class A shares and May 6, 1998 for Class B shares. The Municipal Bond Portfolio ceased operations effective March 14, 2000. The U.S. Equity Plus Portfolio ceased operations effective February 14, 2001.

      The average annual compounded rates of return (after taxes on distributions and redemption) (unless otherwise noted) for the Funds Portfolios for the one year, five year, and ten year periods ended December 31, 2004 and for the period from inception through December 31, 2004 are as follows:

                                                         AVERAGE         AVERAGE        AVERAGE
                                 INCEPTION    ONE      ANNUAL FIVE     ANNUAL TEN    ANNUAL SINCE
NAME OF PORTFOLIO+                 DATE      YEAR         YEARS           YEARS        INCEPTION
------------------               ---------  --------   ------------   ------------   ------------

Active International Allocation
Class A                            1/17/92     11.14%         -1.43%          4.60%          5.02%
Emerging Markets
Class A                            9/25/92     16.07%          1.11%          3.49%          6.94%

                                       81

                                                         AVERAGE         AVERAGE        AVERAGE
                                 INCEPTION    ONE      ANNUAL FIVE     ANNUAL TEN    ANNUAL SINCE
NAME OF PORTFOLIO+                 DATE      YEAR         YEARS           YEARS        INCEPTION
------------------               ---------  --------   ------------   ------------   ------------

Emerging Markets Debt
Class A                            2/01/94      6.54%          9.91%          6.32%          4.50%
Equity Growth
Class A                            4/02/91      5.14%         -5.01%          8.73%          8.04%
European Real Estate
Class A                           10/01/97     31.66%         19.74%           N/A          12.60%
Focus Equity
Class A                            3/08/95      4.59%         -4.98%           N/A           9.20%
Global Franchise
Class A                           11/28/01     10.83%           N/A            N/A          15.38%
Global Value Equity
Class A                            7/15/92      9.65%          3.41%          8.15%          9.53%
International Equity
Class A                            8/04/89     14.69%          6.78%          9.68%          9.65%
International Magnum
Class A                            3/15/96     12.42%         -0.72%           N/A           3.75%
International Small Cap
Class A                           12/15/92     23.76%          9.67%          9.58%         11.60%
Small Company Growth
Class A                           11/01/89     13.15%          1.21%         10.47%         10.09%
U.S. Real Estate
Class A                            2/24/95     24.96%         17.85%           N/A          13.76%
Value Equity
Class A                            1/31/90      9.73%          4.31%          9.03%          8.05%

----------

+    The Large Cap Relative Value, China Growth, Mortgage-Backed Securities and
     MicroCap Portfolios had not commenced operations as of December 31, 2004.
     The Gold Portfolio ceased operations effective March 11, 1998 for Class A shares and May 6, 1998 for Class B shares. The Municipal Bond Portfolio ceased operations effective March 14, 2000. The U.S. Equity Plus Portfolio ceased operations effective February 14, 2001.

CALCULATION OF YIELD FOR NON-MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS

      The current yields for the Emerging Markets Debt Portfolio for the 30-day
period ended December 31, 2004 were as follows:

                                                        CLASS A     CLASS B
PORTFOLIO NAME                                           SHARES      SHARES
---------------                                         -------     -------

Emerging Markets Debt                                      4.98%       4.71%

These figures were obtained using the following formula:

         Yield    =     2[(a - b + 1)6 - 1]
                        -------------------
                                cd

CALCULATION OF YIELD FOR MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS

      The current yields of the Money Market and Municipal Money Market
Portfolios for the 7-day period ended December 31, 2004 were 1.96% and 1.62%, respectively. The effective yields of the Money Market and Municipal Money
Market Portfolios for the 7-day period ended December 31, 2004 were 1.98% and
1.63%, respectively.

                                       82

TAXABLE EQUIVALENT YIELDS FOR THE MUNICIPAL BOND AND MUNICIPAL MONEY MARKET
PORTFOLIOS

                                      FEDERAL
SAMPLE LEVEL OF TAXABLE INCOME        INCOME                 TAXABLE EQUIVALENT RATES BASED ON TAX-EXEMPT YIELD OF:
-----------------------------------    TAX     -----------------------------------------------------------------------------
JOINT RETURN       SINGLE RETURN     BRACKETS    3%       4%       5%       6%       7%       8%       9%      10%      11%
------------       ---------------- ---------  -----    -----    -----    -----    -----    -----    -----    -----    -----

$0-14,000          $0-7,000              10%    3.33%    4.44%    5.56%    6.67%    7.78%    8.89%   10.00%   11.11%   12.22%
$14,000,-56,800    $7,000-28,400         15%    3.53%    4.71%    5.88%    7.06%    8.24%    9.41%   10.59%   11.76%   12.94%
$56,800-114,650    $28,400-68,800        25%    4.00%    5.33%    6.67%    8.00%    9.33%   10.67%   12.00%   13.33%   14.67%
$114,650-174,700   $68,800-143,500       28%    4.17%    5.56%    6.94%    8.33%    9.72%   11.11%   12.50%   13.89%   15.28%
$174,700-311,950   $143,500-311,950      33%    4.48%    5.97%    7.46%    8.96%   10.45%   11.94%   13.43%   14.93%   16.42%
over $311,950      over $311,950         35%    4.62%    6.15%    7.69%    9.23%   10.77%   12.31%   13.85%   15.38%   16.92%

----------
Note: Net amount subject to 2004 Federal Income Tax after deductions and exemptions, not indexed for 2003 income tax rates.

      The taxable equivalent yield and the taxable equivalent effective yield for the Municipal Money Market for the seven days ended December 31, 2004, assuming the same tax rate, were 2.49% and 2.51%, respectively. No information is provided for the Municipal Bond Portfolio because it was not operational for the fiscal year ended December 31, 2004.

                              FINANCIAL STATEMENTS

      The Fund's audited financial statements for the fiscal year ended
December 31, 2004, including notes thereto and the report of Ernst & Young LLP are herein incorporated by reference from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this
SAI. The China Growth, Gold, Large Cap Relative Value, MicroCap, Mortgage-Backed
Securities, Municipal Bond and U.S. Equity Plus Portfolios were not operational as of December 31, 2004.

                                       83

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

I.   EXCERPTS FROM MOODY'S DESCRIPTION OF BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa--Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class. B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers
1, 2 and 3 in each generic voting classification from Aa through B. The modifier
1 indicates that the security ranks at a higher end of the rating category;
modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

II.  EXCERPTS FROM S&P'S DESCRIPTION OF BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.
A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C--The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D--Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

III. DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's
     ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows:
     MIG-1--best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2--high quality

                                      A-1

      with margins of protection ample although not so large as in the preceding group; MIG-3--favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

IV.  DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("Pl")
     -Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

V.   EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES: SP-l+--very strong capacity to pay principal and interest; SP-2--strong capacity to pay principal and interest.

VI.  DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATINGS: A-l+ -- this designation indicates the degree of safety regarding timely payment is extremely strong. A-1--this designation indicates the degree of safety regarding timely payment is strong.

VII. EXCERPTS FROM FITCH IBCA BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.
However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD AND D: Bonds are in default on interest and/or principal payments.
Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD" or "D" categories.

                                       A-2

                    MORGAN STANLEY INSTITUTIONAL FUND TRUST

                      STATEMENT OF ADDITIONAL INFORMATION
                    RELATING TO THE FOLLOWING PROSPECTUSES:

                           ADVISER CLASS PROSPECTUS,
                       ADVISORY PORTFOLIOS PROSPECTUSES,
                        INSTITUTIONAL CLASS PROSPECTUS,
                        INVESTMENT CLASS PROSPECTUS AND
                   STABLE VALUE INVESTMENT CLASS PROSPECTUS

                               January 31, 2005

   Morgan Stanley Institutional Fund Trust (the "Fund") is a no load mutual fund consisting of twenty-four portfolios offering a variety of investment alternatives. Of the 24 portfolios, seven portfolios are not operational. This
Statement of Additional Information (the "SAI") sets forth information about the Fund applicable to all 24 portfolios (each a "Portfolio" and collectively the "Portfolios"). Following is a list of the Portfolios:

              EQUITY PORTFOLIOS:        International Fixed
                                        Income Portfolio
              Equity Portfolio          Limited Duration
                                        Portfolio
              Growth Portfolio*         Municipal Portfolio
              Mid Cap Growth Portfolio  New York Municipal
                                        Portfolio*
              U.S. Mid Cap Value        Targeted Duration
              Portfolio                 Portfolio*
              U.S. Small Cap Value      U.S. Core Fixed Income
              Portfolio+                Portfolio
              Value Portfolio           Advisory Foreign Fixed
                                        Income Portfolio
              Value II Portfolio*       Advisory Foreign Fixed
                                        Income II Portfolio
              FIXED INCOME PORTFOLIOS:  Advisory Mortgage
                                        Portfolio
              Core Plus Fixed Income    Mortgage Advisory
              Portfolio                 Portfolio*
              Investment Grade Fixed    Investment Grade Credit
              Income Portfolio          Advisory Portfolio*
              High Yield Portfolio      BALANCED PORTFOLIOS:
              Intermediate Duration
              Portfolio                 Balanced Portfolio
                                        Balanced Plus Portfolio*
--------
* As of the date of this SAI, these Portfolios are not yet operational.
+ Closed to new investors.

   This SAI is not a prospectus but should be read in conjunction with the
Fund's prospectuses, dated January 31, 2005, as may be supplemented from time to time. To obtain any of these prospectuses, please call Shareholder Services at the number indicated below.

   The Fund's most recent annual report is a separate document supplied with this SAI and includes the Fund's audited financial statements, which are incorporated by reference into this SAI.

                     SHAREHOLDER SERVICES: 1-800-548-7786
            PRICES AND INVESTMENT RESULTS: WWW.MORGANSTANLEY.COM/IM

                                                                                                         Page
                                                                                                         ----

                                  APPENDIX B -- MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY
                                    AND PROCEDURES...................................................... B-1

                                      -i-

                  THE PORTFOLIOS' INVESTMENTS AND STRATEGIES

   Each prospectus describes the investment objectives, principal investment strategies and principal risks associated with each applicable Portfolio. The
Portfolios may engage in a variety of investment strategies and invest in a variety of securities and other instruments. The following tables summarize the permissible strategies and investments for each Portfolio. The tables exclude strategies and investments that Portfolios may make solely for temporary defensive purposes. More details about each strategy and investment and related risks are provided in the discussion following the tables.

                        EQUITY AND BALANCED PORTFOLIOS

                                               Equity Portfolio Growth Portfolio Mid Cap Growth Portfolio
 Strategies
----------------------------------------------------------------------------------------------------------
 Asset Allocation Management
----------------------------------------------------------------------------------------------------------
 Core Equity Investing                                x                x
----------------------------------------------------------------------------------------------------------
 Emerging Market Investing                            x                                     x
----------------------------------------------------------------------------------------------------------
 Fixed Income Management and Asset Allocation
----------------------------------------------------------------------------------------------------------
 Fixed Income Value Investing
----------------------------------------------------------------------------------------------------------
 Foreign Fixed Income Investing
----------------------------------------------------------------------------------------------------------
 Foreign Investing                                    x                                     x
----------------------------------------------------------------------------------------------------------
 Growth Stock Investing                               x                x                    x
----------------------------------------------------------------------------------------------------------
 High Yield Investing
----------------------------------------------------------------------------------------------------------
 International Equity Investing                       x                                     x
----------------------------------------------------------------------------------------------------------
 Maturity and Duration Management
----------------------------------------------------------------------------------------------------------
 Mortgage Investing
----------------------------------------------------------------------------------------------------------
 Municipals Management
----------------------------------------------------------------------------------------------------------
 Value Investing
----------------------------------------------------------------------------------------------------------
 Value Stock Investing                                x
----------------------------------------------------------------------------------------------------------

                                               U.S. Mid Cap Value Portfolio U.S. Small Cap Value Portfolio Value Portfolio
 Strategies
---------------------------------------------------------------------------------------------------------------------------
 Asset Allocation Management
---------------------------------------------------------------------------------------------------------------------------
 Core Equity Investing
---------------------------------------------------------------------------------------------------------------------------
 Emerging Market Investing                                  x                             x                       x
---------------------------------------------------------------------------------------------------------------------------
 Fixed Income Management and Asset Allocation
---------------------------------------------------------------------------------------------------------------------------
 Fixed Income Value Investing
---------------------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income Investing
---------------------------------------------------------------------------------------------------------------------------
 Foreign Investing                                          x                             x                       x
---------------------------------------------------------------------------------------------------------------------------
 Growth Stock Investing                                     x
---------------------------------------------------------------------------------------------------------------------------
 High Yield Investing
---------------------------------------------------------------------------------------------------------------------------
 International Equity Investing                             x                             x                       x
---------------------------------------------------------------------------------------------------------------------------
 Maturity and Duration Management
---------------------------------------------------------------------------------------------------------------------------
 Mortgage Investing
---------------------------------------------------------------------------------------------------------------------------
 Municipals Management
---------------------------------------------------------------------------------------------------------------------------
 Value Investing
---------------------------------------------------------------------------------------------------------------------------
 Value Stock Investing                                      x                             x                       x
---------------------------------------------------------------------------------------------------------------------------

                                               Value II Portfolio Balanced Portfolio Balanced Plus Portfolio
 Strategies
------------------------------------------------------------------------------------------------------------
 Asset Allocation Management                                              x                     x
------------------------------------------------------------------------------------------------------------
 Core Equity Investing                                                    x                     x
------------------------------------------------------------------------------------------------------------
 Emerging Market Investing                                                x                     x
------------------------------------------------------------------------------------------------------------
 Fixed Income Management and Asset Allocation                             x                     x
------------------------------------------------------------------------------------------------------------
 Fixed Income Value Investing
------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income Investing                                           x                     x
------------------------------------------------------------------------------------------------------------
 Foreign Investing                                     x                  x                     x
------------------------------------------------------------------------------------------------------------
 Growth Stock Investing
------------------------------------------------------------------------------------------------------------
 High Yield Investing                                                     x                     x
------------------------------------------------------------------------------------------------------------
 International Equity Investing                        x                  x                     x
------------------------------------------------------------------------------------------------------------
 Maturity and Duration Management                                         x                     x
------------------------------------------------------------------------------------------------------------
 Mortgage Investing                                                       x                     x
------------------------------------------------------------------------------------------------------------
 Municipals Management
------------------------------------------------------------------------------------------------------------
 Value Investing                                                          x                     x
------------------------------------------------------------------------------------------------------------
 Value Stock Investing                                 x                  x
------------------------------------------------------------------------------------------------------------

                                      1

                        EQUITY AND BALANCED PORTFOLIOS

                                  Equity Portfolio Growth Portfolio Mid Cap Growth Portfolio U.S. Mid Cap Value Portfolio
 Investments
--------------------------------------------------------------------------------------------------------------------------
 ADRs                                    x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------
 Agencies                                x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------
 Asset-Backed Securities
--------------------------------------------------------------------------------------------------------------------------
 Brady Bonds
--------------------------------------------------------------------------------------------------------------------------
 Cash Equivalents                        x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------
 CMOs
--------------------------------------------------------------------------------------------------------------------------
 Commercial Paper                        x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------
 Common Stock                            x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------
 Convertibles                            x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------
 Corporates                              x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------
 Depositary Receipts                     x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------
 Derivatives                             x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------
 Emerging Market Securities              x                                     x                          x
--------------------------------------------------------------------------------------------------------------------------
 Equity Securities                       x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------
 Fixed Income Securities                 x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------
 Floaters
--------------------------------------------------------------------------------------------------------------------------
 Foreign Currency                        x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------
 Foreign Equity Securities               x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income Securities         x                x                                               x
--------------------------------------------------------------------------------------------------------------------------
 Foreign Securities                      x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------
 Forwards                                x                x                    x                          x
--------------------------------------------------------------------------------------------------------------------------

                                  U.S. Small Cap Value Portfolio Value Portfolio Value II Portfolio Balanced Portfolio
 Investments
-----------------------------------------------------------------------------------------------------------------------
 ADRs                                           x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 Agencies                                       x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 Asset-Backed Securities                                                                                    x
-----------------------------------------------------------------------------------------------------------------------
 Brady Bonds                                                                                                x
-----------------------------------------------------------------------------------------------------------------------
 Cash Equivalents                               x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 CMOs                                                                                                       x
-----------------------------------------------------------------------------------------------------------------------
 Commercial Paper                               x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 Common Stock                                   x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 Convertibles                                   x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 Corporates                                     x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 Depositary Receipts                            x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 Derivatives                                    x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 Emerging Market Securities                     x                       x                                   x
-----------------------------------------------------------------------------------------------------------------------
 Equity Securities                              x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 Fixed Income Securities                        x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 Floaters                                                                                                   x
-----------------------------------------------------------------------------------------------------------------------
 Foreign Currency                               x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 Foreign Equity Securities                      x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income Securities                x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 Foreign Securities                             x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------
 Forwards                                       x                       x                x                  x
-----------------------------------------------------------------------------------------------------------------------

                                  Balanced Plus Portfolio
 Investments
---------------------------------------------------------
 ADRs                                        x
---------------------------------------------------------
 Agencies                                    x
---------------------------------------------------------
 Asset-Backed Securities                     x
---------------------------------------------------------
 Brady Bonds                                 x
---------------------------------------------------------
 Cash Equivalents                            x
---------------------------------------------------------
 CMOs                                        x
---------------------------------------------------------
 Commercial Paper                            x
---------------------------------------------------------
 Common Stock                                x
---------------------------------------------------------
 Convertibles                                x
---------------------------------------------------------
 Corporates                                  x
---------------------------------------------------------
 Depositary Receipts                         x
---------------------------------------------------------
 Derivatives                                 x
---------------------------------------------------------
 Emerging Market Securities                  x
---------------------------------------------------------
 Equity Securities                           x
---------------------------------------------------------
 Fixed Income Securities                     x
---------------------------------------------------------
 Floaters                                    x
---------------------------------------------------------
 Foreign Currency                            x
---------------------------------------------------------
 Foreign Equity Securities                   x
---------------------------------------------------------
 Foreign Fixed Income Securities             x
---------------------------------------------------------
 Foreign Securities                          x
---------------------------------------------------------
 Forwards                                    x
---------------------------------------------------------

                                      2

                        EQUITY AND BALANCED PORTFOLIOS

                                                         Equity Portfolio Growth Portfolio Mid Cap Growth Portfolio
 Futures                                                        x                x                    x
--------------------------------------------------------------------------------------------------------------------
 High Yield Securities
--------------------------------------------------------------------------------------------------------------------
 Inverse Floaters
--------------------------------------------------------------------------------------------------------------------
 Investment Companies                                           x                x                    x
--------------------------------------------------------------------------------------------------------------------
 Investment Funds
--------------------------------------------------------------------------------------------------------------------
 Investment Grade Securities                                    x                x                    x
--------------------------------------------------------------------------------------------------------------------
 Loan Participations and Assignments
--------------------------------------------------------------------------------------------------------------------
 Mortgage Securities
--------------------------------------------------------------------------------------------------------------------
 Municipals
--------------------------------------------------------------------------------------------------------------------
 Non-Publicly Traded Securities, Private Placements and
 Restricted Securities                                          x                x                    x
--------------------------------------------------------------------------------------------------------------------
 NY Municipals
--------------------------------------------------------------------------------------------------------------------
 Options                                                        x                x                    x
--------------------------------------------------------------------------------------------------------------------
 Preferred Stock                                                x                x                    x
--------------------------------------------------------------------------------------------------------------------
 REITs                                                          x                x                    x
--------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements                                          x                x                    x
--------------------------------------------------------------------------------------------------------------------
 Reverse Repurchase Agreements                                  x                x                    x
--------------------------------------------------------------------------------------------------------------------
 Rights                                                         x                x                    x
--------------------------------------------------------------------------------------------------------------------
 Securities Lending                                             x                x                    x
--------------------------------------------------------------------------------------------------------------------
 Short Selling                                                  x                x                    x
--------------------------------------------------------------------------------------------------------------------
 SMBS
--------------------------------------------------------------------------------------------------------------------
 Structured Investments                                         x                x                    x
--------------------------------------------------------------------------------------------------------------------

                                                         U.S. Mid Cap Value Portfolio U.S. Small Cap Value Portfolio
 Futures                                                              x                             x
---------------------------------------------------------------------------------------------------------------------
 High Yield Securities
---------------------------------------------------------------------------------------------------------------------
 Inverse Floaters
---------------------------------------------------------------------------------------------------------------------
 Investment Companies                                                 x                             x
---------------------------------------------------------------------------------------------------------------------
 Investment Funds
---------------------------------------------------------------------------------------------------------------------
 Investment Grade Securities                                          x                             x
---------------------------------------------------------------------------------------------------------------------
 Loan Participations and Assignments
---------------------------------------------------------------------------------------------------------------------
 Mortgage Securities
---------------------------------------------------------------------------------------------------------------------
 Municipals
---------------------------------------------------------------------------------------------------------------------
 Non-Publicly Traded Securities, Private Placements and
 Restricted Securities                                                x                             x
---------------------------------------------------------------------------------------------------------------------
 NY Municipals
---------------------------------------------------------------------------------------------------------------------
 Options                                                              x                             x
---------------------------------------------------------------------------------------------------------------------
 Preferred Stock                                                      x                             x
---------------------------------------------------------------------------------------------------------------------
 REITs                                                                x                             x
---------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements                                                x                             x
---------------------------------------------------------------------------------------------------------------------
 Reverse Repurchase Agreements                                        x                             x
---------------------------------------------------------------------------------------------------------------------
 Rights                                                               x                             x
---------------------------------------------------------------------------------------------------------------------
 Securities Lending                                                   x                             x
---------------------------------------------------------------------------------------------------------------------
 Short Selling                                                        x                             x
---------------------------------------------------------------------------------------------------------------------
 SMBS
---------------------------------------------------------------------------------------------------------------------
 Structured Investments                                               x                             x
---------------------------------------------------------------------------------------------------------------------

                                                         Value Portfolio Value II Portfolio Balanced Portfolio
 Futures                                                        x                x                  x
---------------------------------------------------------------------------------------------------------------
 High Yield Securities                                                                              x
---------------------------------------------------------------------------------------------------------------
 Inverse Floaters                                                                                   x
---------------------------------------------------------------------------------------------------------------
 Investment Companies                                           x                x                  x
---------------------------------------------------------------------------------------------------------------
 Investment Funds                                                                                   x
---------------------------------------------------------------------------------------------------------------
 Investment Grade Securities                                    x                x                  x
---------------------------------------------------------------------------------------------------------------
 Loan Participations and Assignments                                                                x
---------------------------------------------------------------------------------------------------------------
 Mortgage Securities                                                                                x
---------------------------------------------------------------------------------------------------------------
 Municipals                                                                                         x
---------------------------------------------------------------------------------------------------------------
 Non-Publicly Traded Securities, Private Placements and
 Restricted Securities                                          x                x                  x
---------------------------------------------------------------------------------------------------------------
 NY Municipals                                                                                      x
---------------------------------------------------------------------------------------------------------------
 Options                                                        x                x                  x
---------------------------------------------------------------------------------------------------------------
 Preferred Stock                                                x                x                  x
---------------------------------------------------------------------------------------------------------------
 REITs                                                          x                x                  x
---------------------------------------------------------------------------------------------------------------
 Repurchase Agreements                                          x                x                  x
---------------------------------------------------------------------------------------------------------------
 Reverse Repurchase Agreements                                  x                x                  x
---------------------------------------------------------------------------------------------------------------
 Rights                                                         x                x                  x
---------------------------------------------------------------------------------------------------------------
 Securities Lending                                             x                x                  x
---------------------------------------------------------------------------------------------------------------
 Short Selling                                                  x                x                  x
---------------------------------------------------------------------------------------------------------------
 SMBS                                                                                               x
---------------------------------------------------------------------------------------------------------------
 Structured Investments                                         x                x                  x
---------------------------------------------------------------------------------------------------------------

                                                         Balanced Plus Portfolio
 Futures                                                            x
--------------------------------------------------------------------------------
 High Yield Securities                                              x
--------------------------------------------------------------------------------
 Inverse Floaters                                                   x
--------------------------------------------------------------------------------
 Investment Companies                                               x
--------------------------------------------------------------------------------
 Investment Funds                                                   x
--------------------------------------------------------------------------------
 Investment Grade Securities                                        x
--------------------------------------------------------------------------------
 Loan Participations and Assignments                                x
--------------------------------------------------------------------------------
 Mortgage Securities                                                x
--------------------------------------------------------------------------------
 Municipals                                                         x
--------------------------------------------------------------------------------
 Non-Publicly Traded Securities, Private Placements and
 Restricted Securities                                              x
--------------------------------------------------------------------------------
 NY Municipals                                                      x
--------------------------------------------------------------------------------
 Options                                                            x
--------------------------------------------------------------------------------
 Preferred Stock                                                    x
--------------------------------------------------------------------------------
 REITs                                                              x
--------------------------------------------------------------------------------
 Repurchase Agreements                                              x
--------------------------------------------------------------------------------
 Reverse Repurchase Agreements                                      x
--------------------------------------------------------------------------------
 Rights                                                             x
--------------------------------------------------------------------------------
 Securities Lending                                                 x
--------------------------------------------------------------------------------
 Short Selling                                                      x
--------------------------------------------------------------------------------
 SMBS                                                               x
--------------------------------------------------------------------------------
 Structured Investments                                             x
--------------------------------------------------------------------------------

                                      3

                        EQUITY AND BALANCED PORTFOLIOS

                                                          Equity Portfolio Growth Portfolio Mid Cap Growth Portfolio
 Structured Notes                                                x                x                    x
---------------------------------------------------------------------------------------------------------------------
 Swaps                                                           x                x
---------------------------------------------------------------------------------------------------------------------
 TRAINs
---------------------------------------------------------------------------------------------------------------------
 U.S. Government Securities                                      x                x                    x
---------------------------------------------------------------------------------------------------------------------
 Warrants                                                        x                x                    x
---------------------------------------------------------------------------------------------------------------------
 When, As and If Issued Securities, Delayed Delivery and
 Formal Commitments                                              x                x                    x
---------------------------------------------------------------------------------------------------------------------
 Yankee and Eurobond Obligations                                 x                x                    x
---------------------------------------------------------------------------------------------------------------------
 Zero Coupons                                                    x                x                    x
---------------------------------------------------------------------------------------------------------------------

                                                          U.S. Mid Cap Value Portfolio U.S. Small Cap Value Portfolio
 Structured Notes                                                      x                             x
----------------------------------------------------------------------------------------------------------------------
 Swaps                                                                 x                             x
----------------------------------------------------------------------------------------------------------------------
 TRAINs
----------------------------------------------------------------------------------------------------------------------
 U.S. Government Securities                                            x                             x
----------------------------------------------------------------------------------------------------------------------
 Warrants                                                              x                             x
----------------------------------------------------------------------------------------------------------------------
 When, As and If Issued Securities, Delayed Delivery and
 Formal Commitments                                                    x                             x
----------------------------------------------------------------------------------------------------------------------
 Yankee and Eurobond Obligations                                       x                             x
----------------------------------------------------------------------------------------------------------------------
 Zero Coupons                                                          x                             x
----------------------------------------------------------------------------------------------------------------------

                                                          Value Portfolio Value II Portfolio Balanced Portfolio
 Structured Notes                                                x                x                  x
----------------------------------------------------------------------------------------------------------------
 Swaps                                                           x                x                  x
----------------------------------------------------------------------------------------------------------------
 TRAINs                                                                                              x
----------------------------------------------------------------------------------------------------------------
 U.S. Government Securities                                      x                x                  x
----------------------------------------------------------------------------------------------------------------
 Warrants                                                        x                x                  x
----------------------------------------------------------------------------------------------------------------
 When, As and If Issued Securities, Delayed Delivery and
 Formal Commitments                                              x                x                  x
----------------------------------------------------------------------------------------------------------------
 Yankee and Eurobond Obligations                                 x                x                  x
----------------------------------------------------------------------------------------------------------------
 Zero Coupons                                                    x                x                  x
----------------------------------------------------------------------------------------------------------------

                                                          Balanced Plus Portfolio
 Structured Notes                                                    x
---------------------------------------------------------------------------------
 Swaps                                                               x
---------------------------------------------------------------------------------
 TRAINs                                                              x
---------------------------------------------------------------------------------
 U.S. Government Securities                                          x
---------------------------------------------------------------------------------
 Warrants                                                            x
---------------------------------------------------------------------------------
 When, As and If Issued Securities, Delayed Delivery and
 Formal Commitments                                                  x
---------------------------------------------------------------------------------
 Yankee and Eurobond Obligations                                     x
---------------------------------------------------------------------------------
 Zero Coupons                                                        x
---------------------------------------------------------------------------------

                                      4

                            FIXED INCOME PORTFOLIOS

                        Core Plus Fixed Income Portfolio Investment Grade Fixed Income Portfolio  High Yield Portfolio
 Strategies
-----------------------------------------------------------------------------------------------------------------------
 Asset Allocation
 Management
-----------------------------------------------------------------------------------------------------------------------
 Core Equity Investing
-----------------------------------------------------------------------------------------------------------------------
 Emerging Market
 Investing                             x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Fixed Income
 Management and
 Asset Allocation
-----------------------------------------------------------------------------------------------------------------------
 Fixed Income Value
 Investing                             x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income
 Investing                             x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Foreign Investing                     x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Growth Stock
 Investing
-----------------------------------------------------------------------------------------------------------------------
 High Yield Investing                  x                                                                   x
-----------------------------------------------------------------------------------------------------------------------
 International Equity
 Investing
-----------------------------------------------------------------------------------------------------------------------
 Maturity and Duration
 Management                            x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Mortgage Investing                    x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Municipals
 Management
-----------------------------------------------------------------------------------------------------------------------
 Value Investing                       x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Value Stock Investing

                        Intermediate Duration Portfolio International Fixed Income Portfolio Limited Duration Portfolio
 Strategies
------------------------------------------------------------------------------------------------------------------------
 Asset Allocation
 Management
------------------------------------------------------------------------------------------------------------------------
 Core Equity Investing
------------------------------------------------------------------------------------------------------------------------
 Emerging Market
 Investing                             x                                 x
------------------------------------------------------------------------------------------------------------------------
 Fixed Income
 Management and
 Asset Allocation
------------------------------------------------------------------------------------------------------------------------
 Fixed Income Value
 Investing                             x                                 x                               x
------------------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income
 Investing                             x                                 x
------------------------------------------------------------------------------------------------------------------------
 Foreign Investing                     x                                 x
------------------------------------------------------------------------------------------------------------------------
 Growth Stock
 Investing
------------------------------------------------------------------------------------------------------------------------
 High Yield Investing                                                    x
------------------------------------------------------------------------------------------------------------------------
 International Equity
 Investing
------------------------------------------------------------------------------------------------------------------------
 Maturity and Duration
 Management                            x                                 x                               x
------------------------------------------------------------------------------------------------------------------------
 Mortgage Investing                    x                                 x                               x
------------------------------------------------------------------------------------------------------------------------
 Municipals
 Management
------------------------------------------------------------------------------------------------------------------------
 Value Investing                       x                                 x                               x
------------------------------------------------------------------------------------------------------------------------
 Value Stock Investing

                        Municipal Portfolio New York Municipal Portfolio Targeted Duration Portfolio
 Strategies
-----------------------------------------------------------------------------------------------------
 Asset Allocation
 Management
-----------------------------------------------------------------------------------------------------
 Core Equity Investing
-----------------------------------------------------------------------------------------------------
 Emerging Market
 Investing
-----------------------------------------------------------------------------------------------------
 Fixed Income
 Management and
 Asset Allocation
-----------------------------------------------------------------------------------------------------
 Fixed Income Value
 Investing                       x                       x                            x
-----------------------------------------------------------------------------------------------------
 Foreign Fixed Income
 Investing                                                                            x
-----------------------------------------------------------------------------------------------------
 Foreign Investing                                                                    x
-----------------------------------------------------------------------------------------------------
 Growth Stock
 Investing
-----------------------------------------------------------------------------------------------------
 High Yield Investing            x                       x                            x
-----------------------------------------------------------------------------------------------------
 International Equity
 Investing
-----------------------------------------------------------------------------------------------------
 Maturity and Duration
 Management                      x                       x                            x
-----------------------------------------------------------------------------------------------------
 Mortgage Investing              x                       x                            x
-----------------------------------------------------------------------------------------------------
 Municipals
 Management                      x                       x
-----------------------------------------------------------------------------------------------------
 Value Investing                 x                       x                            x
-----------------------------------------------------------------------------------------------------
 Value Stock Investing

                        U.S. Core Fixed Income Portfolio  Advisory Foreign Fixed Income Portfolio
 Strategies
--------------------------------------------------------------------------------------------------
 Asset Allocation
 Management
--------------------------------------------------------------------------------------------------
 Core Equity Investing
--------------------------------------------------------------------------------------------------
 Emerging Market
 Investing                                                                   x
--------------------------------------------------------------------------------------------------
 Fixed Income
 Management and
 Asset Allocation
--------------------------------------------------------------------------------------------------
 Fixed Income Value
 Investing                              x                                    x
--------------------------------------------------------------------------------------------------
 Foreign Fixed Income
 Investing                                                                   x
--------------------------------------------------------------------------------------------------
 Foreign Investing                                                           x
--------------------------------------------------------------------------------------------------
 Growth Stock
 Investing
--------------------------------------------------------------------------------------------------
 High Yield Investing                                                        x
--------------------------------------------------------------------------------------------------
 International Equity
 Investing
--------------------------------------------------------------------------------------------------
 Maturity and Duration
 Management                             x                                    x
--------------------------------------------------------------------------------------------------
 Mortgage Investing                     x                                    x
--------------------------------------------------------------------------------------------------
 Municipals
 Management
--------------------------------------------------------------------------------------------------
 Value Investing                        x                                    x
--------------------------------------------------------------------------------------------------
 Value Stock Investing

                        Advisory Foreign Fixed Income II Portfolio Advisory Mortgage Portfolio Mortgage Advisory Portfolio
 Strategies
---------------------------------------------------------------------------------------------------------------------------
 Asset Allocation
 Management
---------------------------------------------------------------------------------------------------------------------------
 Core Equity Investing
---------------------------------------------------------------------------------------------------------------------------
 Emerging Market
 Investing                                  x
---------------------------------------------------------------------------------------------------------------------------
 Fixed Income
 Management and
 Asset Allocation
---------------------------------------------------------------------------------------------------------------------------
 Fixed Income Value
 Investing                                  x                                   x                           x
---------------------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income
 Investing                                  x
---------------------------------------------------------------------------------------------------------------------------
 Foreign Investing                          x
---------------------------------------------------------------------------------------------------------------------------
 Growth Stock
 Investing
---------------------------------------------------------------------------------------------------------------------------
 High Yield Investing                       x
---------------------------------------------------------------------------------------------------------------------------
 International Equity
 Investing
---------------------------------------------------------------------------------------------------------------------------
 Maturity and Duration
 Management                                 x                                   x                           x
---------------------------------------------------------------------------------------------------------------------------
 Mortgage Investing                         x                                   x                           x
---------------------------------------------------------------------------------------------------------------------------
 Municipals
 Management
---------------------------------------------------------------------------------------------------------------------------
 Value Investing                            x                                   x                           x
---------------------------------------------------------------------------------------------------------------------------
 Value Stock Investing

                        Investment Grade Credit Advisory Portfolio
 Strategies
------------------------------------------------------------------
 Asset Allocation
 Management
------------------------------------------------------------------
 Core Equity Investing
------------------------------------------------------------------
 Emerging Market
 Investing
------------------------------------------------------------------
 Fixed Income
 Management and
 Asset Allocation
------------------------------------------------------------------
 Fixed Income Value
 Investing                                  x
------------------------------------------------------------------
 Foreign Fixed Income
 Investing
------------------------------------------------------------------
 Foreign Investing
------------------------------------------------------------------
 Growth Stock
 Investing
------------------------------------------------------------------
 High Yield Investing
------------------------------------------------------------------
 International Equity
 Investing
------------------------------------------------------------------
 Maturity and Duration
 Management                                 x
------------------------------------------------------------------
 Mortgage Investing                         x
------------------------------------------------------------------
 Municipals
 Management
------------------------------------------------------------------
 Value Investing                            x
------------------------------------------------------------------
 Value Stock Investing

                                      5

                            FIXED INCOME PORTFOLIOS

                      Core Plus Fixed Income Portfolio Investment Grade Fixed Income Portfolio  High Yield Portfolio
 Investments
---------------------------------------------------------------------------------------------------------------------
 ADRs                                                x                    x                              x
---------------------------------------------------------------------------------------------------------------------
 Agencies                                            x                    x                              x
---------------------------------------------------------------------------------------------------------------------
 Asset-Backed
 Securities                                          x                    x                              x
---------------------------------------------------------------------------------------------------------------------
 Brady Bonds                                         x                    x                              x
---------------------------------------------------------------------------------------------------------------------
 Cash Equivalents                                    x                    x                              x
---------------------------------------------------------------------------------------------------------------------
 CMOs                                                x                    x                              x
---------------------------------------------------------------------------------------------------------------------
 Commercial Paper                                    x                    x                              x
---------------------------------------------------------------------------------------------------------------------
 Common Stock                                                                                            x
---------------------------------------------------------------------------------------------------------------------
 Convertibles                                        x                    x                              x
---------------------------------------------------------------------------------------------------------------------
 Corporates                                          x                    x                              x
---------------------------------------------------------------------------------------------------------------------
 Depositary Receipts
---------------------------------------------------------------------------------------------------------------------
 Derivatives                                         x                    x                              x
---------------------------------------------------------------------------------------------------------------------
 Emerging Market
 Securities                                          x                    x                              x
---------------------------------------------------------------------------------------------------------------------
 Equity Securities
---------------------------------------------------------------------------------------------------------------------
 Fixed Income
 Securities                                          x                    x                              x
---------------------------------------------------------------------------------------------------------------------
 Floaters                                            x                    x                              x
---------------------------------------------------------------------------------------------------------------------
 Foreign Currency                    x                                    x                              x
---------------------------------------------------------------------------------------------------------------------
 Foreign Equity
 Securities                                                                                              x

                      Intermediate Duration Portfolio International Fixed Income Portfolio Limited Duration Portfolio
 Investments
----------------------------------------------------------------------------------------------------------------------
 ADRs                                x                                 x                               x
----------------------------------------------------------------------------------------------------------------------
 Agencies                            x                                 x                               x
----------------------------------------------------------------------------------------------------------------------
 Asset-Backed
 Securities                          x                                 x                               x
----------------------------------------------------------------------------------------------------------------------
 Brady Bonds                         x                                 x                               x
----------------------------------------------------------------------------------------------------------------------
 Cash Equivalents                    x                                 x                               x
----------------------------------------------------------------------------------------------------------------------
 CMOs                                x                                 x                               x
----------------------------------------------------------------------------------------------------------------------
 Commercial Paper                    x                                 x                               x
----------------------------------------------------------------------------------------------------------------------
 Common Stock
----------------------------------------------------------------------------------------------------------------------
 Convertibles                        x                                 x                               x
----------------------------------------------------------------------------------------------------------------------
 Corporates                          x                                 x                               x
----------------------------------------------------------------------------------------------------------------------
 Depositary Receipts
----------------------------------------------------------------------------------------------------------------------
 Derivatives                         x                                 x                               x
----------------------------------------------------------------------------------------------------------------------
 Emerging Market
 Securities                          x                                 x                               x
----------------------------------------------------------------------------------------------------------------------
 Equity Securities
----------------------------------------------------------------------------------------------------------------------
 Fixed Income
 Securities                          x                                 x                               x
----------------------------------------------------------------------------------------------------------------------
 Floaters                            x                                 x                               x
----------------------------------------------------------------------------------------------------------------------
 Foreign Currency                    x                                 x
----------------------------------------------------------------------------------------------------------------------
 Foreign Equity
 Securities

                      Municipal Portfolio New York Municipal Portfolio Targeted Duration Portfolio
 Investments
---------------------------------------------------------------------------------------------------
 ADRs                          x                       x
---------------------------------------------------------------------------------------------------
 Agencies                      x                       x                            x
---------------------------------------------------------------------------------------------------
 Asset-Backed
 Securities                    x                       x                            x
---------------------------------------------------------------------------------------------------
 Brady Bonds                   x                       x                            x
---------------------------------------------------------------------------------------------------
 Cash Equivalents              x                       x                            x
---------------------------------------------------------------------------------------------------
 CMOs                          x                       x                            x
---------------------------------------------------------------------------------------------------
 Commercial Paper              x                       x                            x
---------------------------------------------------------------------------------------------------
 Common Stock
---------------------------------------------------------------------------------------------------
 Convertibles                  x                       x                            x
---------------------------------------------------------------------------------------------------
 Corporates                    x                       x                            x
---------------------------------------------------------------------------------------------------
 Depositary Receipts
---------------------------------------------------------------------------------------------------
 Derivatives                   x                       x                            x
---------------------------------------------------------------------------------------------------
 Emerging Market
 Securities                    x                       x
---------------------------------------------------------------------------------------------------
 Equity Securities
---------------------------------------------------------------------------------------------------
 Fixed Income
 Securities                    x                       x                            x
---------------------------------------------------------------------------------------------------
 Floaters                      x                       x                            x
---------------------------------------------------------------------------------------------------
 Foreign Currency              x                       x                            x
---------------------------------------------------------------------------------------------------
 Foreign Equity
 Securities

                      U.S. Core Fixed Income Portfolio  Advisory Foreign Fixed Income Portfolio
 Investments
------------------------------------------------------------------------------------------------
 ADRs
------------------------------------------------------------------------------------------------
 Agencies                             x                                    x
------------------------------------------------------------------------------------------------
 Asset-Backed
 Securities                           x                                    x
------------------------------------------------------------------------------------------------
 Brady Bonds                                                               x
------------------------------------------------------------------------------------------------
 Cash Equivalents                     x                                    x
------------------------------------------------------------------------------------------------
 CMOs                                 x                                    x
------------------------------------------------------------------------------------------------
 Commercial Paper                     x                                    x
------------------------------------------------------------------------------------------------
 Common Stock
------------------------------------------------------------------------------------------------
 Convertibles                         x                                    x
------------------------------------------------------------------------------------------------
 Corporates                           x                                    x
------------------------------------------------------------------------------------------------
 Depositary Receipts
------------------------------------------------------------------------------------------------
 Derivatives                          x                                    x
------------------------------------------------------------------------------------------------
 Emerging Market
 Securities                                                                x
------------------------------------------------------------------------------------------------
 Equity Securities
------------------------------------------------------------------------------------------------
 Fixed Income
 Securities                           x                                    x
------------------------------------------------------------------------------------------------
 Floaters                             x                                    x
------------------------------------------------------------------------------------------------
 Foreign Currency                                                          x
------------------------------------------------------------------------------------------------
 Foreign Equity
 Securities

                      Advisory Foreign Fixed Income II Portfolio Advisory Mortgage Portfolio Mortgage Advisory Portfolio
 Investments
-------------------------------------------------------------------------------------------------------------------------
 ADRs
-------------------------------------------------------------------------------------------------------------------------
 Agencies                                 x                                   x                           x
-------------------------------------------------------------------------------------------------------------------------
 Asset-Backed
 Securities                               x                                   x                           x
-------------------------------------------------------------------------------------------------------------------------
 Brady Bonds                              x                                   x                           x
-------------------------------------------------------------------------------------------------------------------------
 Cash Equivalents                         x                                   x                           x
-------------------------------------------------------------------------------------------------------------------------
 CMOs                                     x                                   x                           x
-------------------------------------------------------------------------------------------------------------------------
 Commercial Paper                         x                                   x                           x
-------------------------------------------------------------------------------------------------------------------------
 Common Stock
-------------------------------------------------------------------------------------------------------------------------
 Convertibles                             x                                   x                           x
-------------------------------------------------------------------------------------------------------------------------
 Corporates                               x
-------------------------------------------------------------------------------------------------------------------------
 Depositary Receipts
-------------------------------------------------------------------------------------------------------------------------
 Derivatives                              x                                   x                           x
-------------------------------------------------------------------------------------------------------------------------
 Emerging Market
 Securities                               x
-------------------------------------------------------------------------------------------------------------------------
 Equity Securities
-------------------------------------------------------------------------------------------------------------------------
 Fixed Income
 Securities                               x                                   x                           x
-------------------------------------------------------------------------------------------------------------------------
 Floaters                                 x                                   x                           x
-------------------------------------------------------------------------------------------------------------------------
 Foreign Currency                         x
-------------------------------------------------------------------------------------------------------------------------
 Foreign Equity
 Securities

                      Investment Grade Credit Advisory Portfolio
 Investments
----------------------------------------------------------------
 ADRs
----------------------------------------------------------------
 Agencies                                 x
----------------------------------------------------------------
 Asset-Backed
 Securities                               x
----------------------------------------------------------------
 Brady Bonds                              x
----------------------------------------------------------------
 Cash Equivalents                         x
----------------------------------------------------------------
 CMOs                                     x
----------------------------------------------------------------
 Commercial Paper                         x
----------------------------------------------------------------
 Common Stock
----------------------------------------------------------------
 Convertibles                             x
----------------------------------------------------------------
 Corporates                               x
----------------------------------------------------------------
 Depositary Receipts
----------------------------------------------------------------
 Derivatives                              x
----------------------------------------------------------------
 Emerging Market
 Securities                               x
----------------------------------------------------------------
 Equity Securities
----------------------------------------------------------------
 Fixed Income
 Securities                               x
----------------------------------------------------------------
 Floaters                                 x
----------------------------------------------------------------
 Foreign Currency                         x
----------------------------------------------------------------
 Foreign Equity
 Securities

                                      6

                            FIXED INCOME PORTFOLIOS

                        Core Plus Fixed Income Portfolio Investment Grade Fixed Income Portfolio  High Yield Portfolio
 Foreign Fixed Income
 Securities                            x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Foreign Securities                    x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Forwards                              x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Futures                               x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 High Yield Securities                 x                                                                   x
-----------------------------------------------------------------------------------------------------------------------
 Inverse Floaters                      x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Investment Companies                  x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Investment Funds
-----------------------------------------------------------------------------------------------------------------------
 Investment Grade
 Securities                            x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Loan Participations
 and Assignments                       x                                                                   x
-----------------------------------------------------------------------------------------------------------------------
 Mortgage Securities                   x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Municipals                            x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Non-Publicly Traded
 Securities, Private
 Placements and
 Restricted Securities                 x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 NY Municipals                         x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Options                               x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Preferred Stock                       x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Repurchase
 Agreements                            x                                    x                              x
-----------------------------------------------------------------------------------------------------------------------
 Reverse Repurchase
 Agreements                            x                                    x                              x

                        Intermediate Duration Portfolio International Fixed Income Portfolio Limited Duration Portfolio
 Foreign Fixed Income
 Securities                            x                                 x
------------------------------------------------------------------------------------------------------------------------
 Foreign Securities                    x                                 x                               x
------------------------------------------------------------------------------------------------------------------------
 Forwards                              x                                 x
------------------------------------------------------------------------------------------------------------------------
 Futures                               x                                 x                               x
------------------------------------------------------------------------------------------------------------------------
 High Yield Securities                                                   x
------------------------------------------------------------------------------------------------------------------------
 Inverse Floaters                      x                                 x                               x
------------------------------------------------------------------------------------------------------------------------
 Investment Companies                  x                                 x                               x
------------------------------------------------------------------------------------------------------------------------
 Investment Funds
------------------------------------------------------------------------------------------------------------------------
 Investment Grade
 Securities                            x                                 x                               x
------------------------------------------------------------------------------------------------------------------------
 Loan Participations
 and Assignments
------------------------------------------------------------------------------------------------------------------------
 Mortgage Securities                   x                                 x                               x
------------------------------------------------------------------------------------------------------------------------
 Municipals                            x                                 x
------------------------------------------------------------------------------------------------------------------------
 Non-Publicly Traded
 Securities, Private
 Placements and
 Restricted Securities                 x                                 x                               x
------------------------------------------------------------------------------------------------------------------------
 NY Municipals                         x                                 x
------------------------------------------------------------------------------------------------------------------------
 Options                               x                                 x                               x
------------------------------------------------------------------------------------------------------------------------
 Preferred Stock                       x                                 x                               x
------------------------------------------------------------------------------------------------------------------------
 Repurchase
 Agreements                            x                                 x                               x
------------------------------------------------------------------------------------------------------------------------
 Reverse Repurchase
 Agreements                            x                                 x                               x

                        Municipal Portfolio New York Municipal Portfolio Targeted Duration Portfolio
 Foreign Fixed Income
 Securities                      x                       x                            x
-----------------------------------------------------------------------------------------------------
 Foreign Securities              x                       x                            x
-----------------------------------------------------------------------------------------------------
 Forwards                        x                       x                            x
-----------------------------------------------------------------------------------------------------
 Futures                         x                       x                            x
-----------------------------------------------------------------------------------------------------
 High Yield Securities           x                       x                            x
-----------------------------------------------------------------------------------------------------
 Inverse Floaters                x                       x                            x
-----------------------------------------------------------------------------------------------------
 Investment Companies            x                       x                            x
-----------------------------------------------------------------------------------------------------
 Investment Funds
-----------------------------------------------------------------------------------------------------
 Investment Grade
 Securities                      x                       x                            x
-----------------------------------------------------------------------------------------------------
 Loan Participations
 and Assignments                                                                      x
-----------------------------------------------------------------------------------------------------
 Mortgage Securities             x                       x                            x
-----------------------------------------------------------------------------------------------------
 Municipals                      x                       x                            x
-----------------------------------------------------------------------------------------------------
 Non-Publicly Traded
 Securities, Private
 Placements and
 Restricted Securities           x                       x                            x
-----------------------------------------------------------------------------------------------------
 NY Municipals                   x                       x                            x
-----------------------------------------------------------------------------------------------------
 Options                         x                       x                            x
-----------------------------------------------------------------------------------------------------
 Preferred Stock                 x                       x                            x
-----------------------------------------------------------------------------------------------------
 Repurchase
 Agreements                      x                       x                            x
-----------------------------------------------------------------------------------------------------
 Reverse Repurchase
 Agreements                      x                       x                            x

                        U.S. Core Fixed Income Portfolio  Advisory Foreign Fixed Income Portfolio
 Foreign Fixed Income
 Securities                                                                  x
--------------------------------------------------------------------------------------------------
 Foreign Securities                                                          x
--------------------------------------------------------------------------------------------------
 Forwards                                                                    x
--------------------------------------------------------------------------------------------------
 Futures                                x                                    x
--------------------------------------------------------------------------------------------------
 High Yield Securities                                                       x
--------------------------------------------------------------------------------------------------
 Inverse Floaters                       x                                    x
--------------------------------------------------------------------------------------------------
 Investment Companies                   x                                    x
--------------------------------------------------------------------------------------------------
 Investment Funds
--------------------------------------------------------------------------------------------------
 Investment Grade
 Securities                             x                                    x
--------------------------------------------------------------------------------------------------
 Loan Participations
 and Assignments
--------------------------------------------------------------------------------------------------
 Mortgage Securities                    x                                    x
--------------------------------------------------------------------------------------------------
 Municipals                             x                                    x
--------------------------------------------------------------------------------------------------
 Non-Publicly Traded
 Securities, Private
 Placements and
 Restricted Securities                  x                                    x
--------------------------------------------------------------------------------------------------
 NY Municipals                          x                                    x
--------------------------------------------------------------------------------------------------
 Options                                x                                    x
--------------------------------------------------------------------------------------------------
 Preferred Stock                        x                                    x
--------------------------------------------------------------------------------------------------
 Repurchase
 Agreements                             x                                    x
--------------------------------------------------------------------------------------------------
 Reverse Repurchase
 Agreements                             x                                    x

                        Advisory Foreign Fixed Income II Portfolio Advisory Mortgage Portfolio Mortgage Advisory Portfolio
 Foreign Fixed Income
 Securities                                 x
---------------------------------------------------------------------------------------------------------------------------
 Foreign Securities                         x                                   x                           x
---------------------------------------------------------------------------------------------------------------------------
 Forwards                                   x                                                               x
---------------------------------------------------------------------------------------------------------------------------
 Futures                                    x                                   x                           x
---------------------------------------------------------------------------------------------------------------------------
 High Yield Securities                      x
---------------------------------------------------------------------------------------------------------------------------
 Inverse Floaters                           x                                   x                           x
---------------------------------------------------------------------------------------------------------------------------
 Investment Companies                       x                                   x                           x
---------------------------------------------------------------------------------------------------------------------------
 Investment Funds
---------------------------------------------------------------------------------------------------------------------------
 Investment Grade
 Securities                                 x                                   x                           x
---------------------------------------------------------------------------------------------------------------------------
 Loan Participations
 and Assignments                                                                                            x
---------------------------------------------------------------------------------------------------------------------------
 Mortgage Securities                        x                                   x                           x
---------------------------------------------------------------------------------------------------------------------------
 Municipals                                 x
---------------------------------------------------------------------------------------------------------------------------
 Non-Publicly Traded
 Securities, Private
 Placements and
 Restricted Securities                      x                                   x                           x
---------------------------------------------------------------------------------------------------------------------------
 NY Municipals                              x
---------------------------------------------------------------------------------------------------------------------------
 Options                                    x                                   x                           x
---------------------------------------------------------------------------------------------------------------------------
 Preferred Stock                            x                                   x                           x
---------------------------------------------------------------------------------------------------------------------------
 Repurchase
 Agreements                                 x                                   x                           x
---------------------------------------------------------------------------------------------------------------------------
 Reverse Repurchase
 Agreements                                 x                                   x                           x

                        Investment Grade Credit Advisory Portfolio
 Foreign Fixed Income
 Securities                                 x
------------------------------------------------------------------
 Foreign Securities                         x
------------------------------------------------------------------
 Forwards                                   x
------------------------------------------------------------------
 Futures                                    x
------------------------------------------------------------------
 High Yield Securities
------------------------------------------------------------------
 Inverse Floaters                           x
------------------------------------------------------------------
 Investment Companies                       x
------------------------------------------------------------------
 Investment Funds
------------------------------------------------------------------
 Investment Grade
 Securities                                 x
------------------------------------------------------------------
 Loan Participations
 and Assignments                            x
------------------------------------------------------------------
 Mortgage Securities                        x
------------------------------------------------------------------
 Municipals                                 x
------------------------------------------------------------------
 Non-Publicly Traded
 Securities, Private
 Placements and
 Restricted Securities                      x
------------------------------------------------------------------
 NY Municipals                              x
------------------------------------------------------------------
 Options                                    x
------------------------------------------------------------------
 Preferred Stock                            x
------------------------------------------------------------------
 Repurchase
 Agreements                                 x
------------------------------------------------------------------
 Reverse Repurchase
 Agreements                                 x

                                      7

                            FIXED INCOME PORTFOLIOS

                         Core Plus Fixed Income Portfolio Investment Grade Fixed Income Portfolio High Yield Portfolio
 Rights                                 x                                                                  x
-----------------------------------------------------------------------------------------------------------------------
 Securities Lending                     x                                    x                             x
-----------------------------------------------------------------------------------------------------------------------
 Short Selling                          x                                    x                             x
-----------------------------------------------------------------------------------------------------------------------
 SMBS                                   x                                    x                             x
-----------------------------------------------------------------------------------------------------------------------
 Structured Investments                 x                                    x                             x
-----------------------------------------------------------------------------------------------------------------------
 Structured Notes                       x                                    x                             x
-----------------------------------------------------------------------------------------------------------------------
 Swaps                                  x                                    x                             x
-----------------------------------------------------------------------------------------------------------------------
 TRAINs                                 x                                    x                             x
-----------------------------------------------------------------------------------------------------------------------
 U.S. Government
 Securities                             x                                    x                             x
-----------------------------------------------------------------------------------------------------------------------
 Warrants                                                                                                  x
-----------------------------------------------------------------------------------------------------------------------
 When, As and If
 Issued Securities,
 Delayed Delivery and
 Formal Commitments                     x                                    x                             x
-----------------------------------------------------------------------------------------------------------------------
 Yankee and Eurobond
 Obligations                            x                                    x                             x
-----------------------------------------------------------------------------------------------------------------------
 Zero Coupons                           x                                    x                             x

                         Intermediate Duration Portfolio International Fixed Income Portfolio Limited Duration Portfolio
 Rights
-------------------------------------------------------------------------------------------------------------------------
 Securities Lending                     x                                 x                               x
-------------------------------------------------------------------------------------------------------------------------
 Short Selling                          x                                 x                               x
-------------------------------------------------------------------------------------------------------------------------
 SMBS                                   x                                 x                               x
-------------------------------------------------------------------------------------------------------------------------
 Structured Investments                 x                                 x                               x
-------------------------------------------------------------------------------------------------------------------------
 Structured Notes                       x                                 x                               x
-------------------------------------------------------------------------------------------------------------------------
 Swaps                                  x                                 x                               x
-------------------------------------------------------------------------------------------------------------------------
 TRAINs                                 x                                                                 x
-------------------------------------------------------------------------------------------------------------------------
 U.S. Government
 Securities                             x                                 x                               x
-------------------------------------------------------------------------------------------------------------------------
 Warrants
-------------------------------------------------------------------------------------------------------------------------
 When, As and If
 Issued Securities,
 Delayed Delivery and
 Formal Commitments                     x                                 x                               x
-------------------------------------------------------------------------------------------------------------------------
 Yankee and Eurobond
 Obligations                            x                                 x                               x
-------------------------------------------------------------------------------------------------------------------------
 Zero Coupons                           x                                 x                               x

                         Municipal Portfolio New York Municipal Portfolio Targeted Duration Portfolio
 Rights
------------------------------------------------------------------------------------------------------
 Securities Lending               x                       x                            x
------------------------------------------------------------------------------------------------------
 Short Selling                    x                       x                            x
------------------------------------------------------------------------------------------------------
 SMBS                             x                       x                            x
------------------------------------------------------------------------------------------------------
 Structured Investments           x                       x                            x
------------------------------------------------------------------------------------------------------
 Structured Notes                 x                       x                            x
------------------------------------------------------------------------------------------------------
 Swaps                            x                       x                            x
------------------------------------------------------------------------------------------------------
 TRAINs                           x
------------------------------------------------------------------------------------------------------
 U.S. Government
 Securities                       x                       x                            x
------------------------------------------------------------------------------------------------------
 Warrants
------------------------------------------------------------------------------------------------------
 When, As and If
 Issued Securities,
 Delayed Delivery and
 Formal Commitments               x                       x                            x
------------------------------------------------------------------------------------------------------
 Yankee and Eurobond
 Obligations                      x                       x                            x
------------------------------------------------------------------------------------------------------
 Zero Coupons                     x                       x                            x

                         U.S. Core Fixed Income Portfolio Advisory Foreign Fixed Income Portfolio
 Rights
--------------------------------------------------------------------------------------------------
 Securities Lending                     x                                    x
--------------------------------------------------------------------------------------------------
 Short Selling                          x                                    x
--------------------------------------------------------------------------------------------------
 SMBS                                   x                                    x
--------------------------------------------------------------------------------------------------
 Structured Investments                 x                                    x
--------------------------------------------------------------------------------------------------
 Structured Notes                       x                                    x
--------------------------------------------------------------------------------------------------
 Swaps                                  x                                    x
--------------------------------------------------------------------------------------------------
 TRAINs                                 x
--------------------------------------------------------------------------------------------------
 U.S. Government
 Securities                             x                                    x
--------------------------------------------------------------------------------------------------
 Warrants                               x
--------------------------------------------------------------------------------------------------
 When, As and If
 Issued Securities,
 Delayed Delivery and
 Formal Commitments                     x                                    x
--------------------------------------------------------------------------------------------------
 Yankee and Eurobond
 Obligations                            x                                    x
--------------------------------------------------------------------------------------------------
 Zero Coupons                           x                                    x

                         Advisory Foreign Fixed Income II Portfolio Advisory Mortgage Portfolio Mortgage Advisory Portfolio
 Rights
----------------------------------------------------------------------------------------------------------------------------
 Securities Lending                          x                                   x                           x
----------------------------------------------------------------------------------------------------------------------------
 Short Selling                               x                                   x                           x
----------------------------------------------------------------------------------------------------------------------------
 SMBS                                        x                                   x                           x
----------------------------------------------------------------------------------------------------------------------------
 Structured Investments                      x                                   x                           x
----------------------------------------------------------------------------------------------------------------------------
 Structured Notes                            x                                   x                           x
----------------------------------------------------------------------------------------------------------------------------
 Swaps                                       x                                   x                           x
----------------------------------------------------------------------------------------------------------------------------
 TRAINs
----------------------------------------------------------------------------------------------------------------------------
 U.S. Government
 Securities                                  x                                   x                           x
----------------------------------------------------------------------------------------------------------------------------
 Warrants                                                                                                    x
----------------------------------------------------------------------------------------------------------------------------
 When, As and If
 Issued Securities,
 Delayed Delivery and
 Formal Commitments                          x                                   x                           x
----------------------------------------------------------------------------------------------------------------------------
 Yankee and Eurobond
 Obligations                                 x                                   x                           x
----------------------------------------------------------------------------------------------------------------------------
 Zero Coupons                                x                                   x                           x

                         Investment Grade Credit Advisory Portfolio
 Rights                                      x
-------------------------------------------------------------------
 Securities Lending                          x
-------------------------------------------------------------------
 Short Selling                               x
-------------------------------------------------------------------
 SMBS                                        x
-------------------------------------------------------------------
 Structured Investments                      x
-------------------------------------------------------------------
 Structured Notes                            x
-------------------------------------------------------------------
 Swaps                                       x
-------------------------------------------------------------------
 TRAINs
-------------------------------------------------------------------
 U.S. Government
 Securities                                  x
-------------------------------------------------------------------
 Warrants                                    x
-------------------------------------------------------------------
 When, As and If
 Issued Securities,
 Delayed Delivery and
 Formal Commitments                          x
-------------------------------------------------------------------
 Yankee and Eurobond
 Obligations                                 x
-------------------------------------------------------------------
 Zero Coupons                                x

                                      8

                             INVESTMENT STRATEGIES

   Asset Allocation Management: The approach of Morgan Stanley Investment
Management Inc. (the "Adviser" or "Morgan Stanley Investment Management") to
asset allocation management is to determine investment strategies for each asset class in a Portfolio separately, and then determine the mix of those strategies expected to maximize the return potential within each market.
Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's long history of managing balanced accounts.

   Tactical asset-allocation shifts are based on comparisons of prospective risks, potential returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed income, and international investment professionals manage the investments in each asset class.

   Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on the
Adviser's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

   Emerging Market Investing: The Adviser's approach to emerging market investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

   As used in this SAI, an emerging market describes any country which is generally considered to be an emerging or developing country by the members of the international financial community, such as the International Bank for
Reconstruction and Development (more commonly known as the World Bank) and the
International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets may include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

   Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

   Fixed Income Management and Asset Allocation: In selecting fixed income securities for certain Portfolios, the Adviser considers the value offered by various segments of the fixed income securities market relative to cash equivalents and equity securities. The Adviser may find that certain segments of the fixed income securities market offer more or less attractive relative value when compared to equity securities or when compared to other fixed income securities.

   For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed income securities, but overvalued compared to long duration fixed income securities.
Consequently, while a Portfolio investing only in fixed income securities may not emphasize long duration assets to the same extent, the fixed income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

                                      9

   Fixed Income Value Investing: The Adviser employs a value investing philosophy in the management of certain Portfolios. Bond prices and yields reflect implicit market forecasts regarding a variety of factors, such as inflation, economic growth, credit risk, and prepayment risk. The Adviser uses a series of quantitative models and tools to assess and help identify situations where implicit market forecasts appear to be extremely optimistic or pessimistic. The Adviser then analyzes these findings and establishes the
Portfolio's interest-rate, sector, and security selection positions so as to take advantage of the most attractive of these value opportunities.

   Foreign Fixed Income Investing: The Adviser invests in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the
Adviser's judgment unacceptable currency risk exists, currency futures and options, forwards and swaps may be used to hedge the currency risk.

   Foreign Investing: Investors should recognize that investing in foreign bonds and foreign equities involves certain special considerations which are not typically associated with investing in domestic securities.

   As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign bonds and foreign equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.
With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.
Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

   Because foreign bonds and foreign equities may be denominated in foreign currencies, and because a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S.
dollars, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

   Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

   Growth Stock Investing: This strategy involves the Adviser's focus on common stocks that generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate market index.

   High Yield Investing: This strategy involves investments in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers. See "High Yield Securities" below for further discussion of these securities, including risks.

   International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S.
equity markets and individual securities.

                                      10

   The Adviser generally considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different
non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a Portfolio may also invest in regulated investment companies or investment funds which invest in such countries to the extent allowed by applicable law.

   Maturity and Duration Management: One of two main components of the
Adviser's fixed income investment strategy is maturity and duration management.
The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See "Value Investing" for a description of the second main component of the Adviser's fixed income strategy.

   About Maturity and Duration. Most debt obligations provide interest (coupon)
payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

   Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity.
Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always shorter than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

   There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities.
The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

   Mortgage Investing: As described in the applicable prospectus, certain
Portfolios may invest in mortgage-related securities. These include mortgage securities representing interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the
Government National Mortgage Association ("Ginnie Mae"),

                                      11

the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal
National Mortgage Association ("Fannie Mae"), other government agencies and instrumentalities, and private issuers. It is expected that a Portfolio's primary emphasis will be in mortgage securities issued by the various government-related organizations. However, a Portfolio may invest, without limit, in mortgage securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or
Standard & Poor's Corporation ("Standard & Poor's") or be deemed by the Adviser to be of comparable investment quality.

   Municipals Management: Municipals management emphasizes a diversified portfolio of high grade municipal debt securities. These securities generally provide interest income that is exempt from federal regular income tax.
However, the interest on certain types of municipal securities may be subject to the alternative minimum tax ("AMT").

   The Adviser manages the Fund's municipal Portfolios with the goal of maximizing their total return. This means that they may invest in taxable investments when the prospective after-tax total return on such investments is attractive, regardless of the taxable nature of income on the security.
Municipal Portfolios also may invest in taxable investments such as U.S.
Governments, agencies, corporates, cash equivalents, preferred stocks, mortgage securities, asset-backed securities, floaters, and inverse floaters.

   Value Investing: One of two primary components of the Adviser's fixed income strategy is value investing. The Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

   Value Stock Investing: This strategy involves investing primarily in common stocks that it believes are undervalued relative to the stock market in general as measured by an appropriate market index. The Adviser determines value using a variety of measures, including price/earnings and price/book ratios. Value stocks generally pay dividends, but the Adviser may select non-dividend paying stocks for their value characteristics.

                                  INVESTMENTS

   ADRs: American Depositary Receipts ("ADRs") are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. They are treated as U.S. Equity
Securities for purposes of the Portfolios' investment policies. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depositary Shares.

   Agencies: Agencies are Fixed Income Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home
Administration, Federal Financing Bank, and others. Certain debt issued by
Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States

                                      12

through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan
Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the
Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government
agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration,
Maritime Administration, Small Business Administration and The Tennessee Valley
Authority.

   An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the
Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit
Banks and Fannie Mae.

   Asset-Backed Securities: Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.
Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

   Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.
The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with the mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

   There may be a limited secondary market for certain of the asset-backed securities in which the Fund invests.

   Brady Bonds: Brady Bonds are both Emerging Market Securities and Foreign
Fixed Income Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S.
Secretary of the Treasury Nicholas F. Brady (the Brady Plan). They may be
collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. A Portfolio will only invest in Brady Bonds consistent with quality specifications.

   Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon
Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one

                                      13

year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

   Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments;
and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero
Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

   Cash Equivalents: Cash equivalents are short-term Fixed Income Securities comprising:

   (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated
interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers'
acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

   Each Portfolio may invest in obligations of U.S. banks, foreign branches of
U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars).
Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

   A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

   (2) Each Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more Nationally Recognized Statistical Rating
Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or
A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch
IBCA ("Fitch"));

   (3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch);

   (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the
U.S. Government and differ mainly in interest rates, maturities and dates of issue;

                                      14

   (5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home
Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie
Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and

   (6) Repurchase agreements collateralized by the securities listed above.

   Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing.
Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or Standard & Poor's.

   Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5)
typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3.

   The rating Prime-1 is the highest commercial paper rating assigned by
Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

   CMOs: Collateralized mortgage obligations ("CMOs") are Derivatives structured as debt obligations or multiclass pass-through certificates. CMOs are issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage securities (discussed below) or whole loans (all such assets, the "Mortgage
Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

   CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of
CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxed as a corporation under rules regarding taxable mortgage pools.

   The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market

                                      15

yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying
Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

   Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of
CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC
Bond to another; a narrower range increases the risk that prepayments on the
PAC Bond will be greater or smaller than predicted. Because of these features,
PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

   Certain Portfolios may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters are classes of CMOs that have coupon rates that vary inversely (sometimes at a multiple) to another specified floating rate such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the referenced rate causes an increase in the inverse floater coupon rate. Inverse floaters are extremely sensitive to prepayment levels as well as changes in interest rate levels. As a result, higher or lower rates of prepayment than that anticipated and/or adverse changes in interest rates could cause inverse floaters to decline in value substantially.

   Risks. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, the Adviser seeks to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

   Like bonds in general, mortgage securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities that a Portfolio holds may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

   Commercial Paper: See Cash Equivalents.

   Common Stock: Common stocks are Equity Securities representing an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

   Convertibles: Convertibles may be considered either Equity Securities or
Fixed Income Securities. They are commonly Corporates (as defined below) or preferred stocks which may be exchanged for a fixed number of shares of common stock at the purchaser's option. Convertibles may be viewed as an investment in the convertible security or the security into which it may be exchanged.
Therefore, the Fund's Equity, Fixed Income and Balanced Portfolios may all
purchase convertibles.

                                      16

   Corporates: Corporate bonds ("Corporates") are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A
Portfolio will buy Corporates subject to any quality constraints. If a
Portfolio holds a security that is downgraded, the Portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the Portfolio.

   Depositary Receipts: Depositary receipts are Global Depositary Receipts
("GDRs"), Foreign Equity Securities, including European Depositary Receipts
("EDRs"), and other similar types of depositary shares. Depositary receipts are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary receipts may be sponsored or unsponsored. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

   Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored
GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. Portfolios may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Fund's investment policies, a Portfolio's investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

   Derivatives: Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives may include the following instruments, each of which is described in this SAI: CMOs, Forwards, Futures, Inverse Floaters,
Options, SMBS, Structured Investments, Structured Notes, Swaps and TRAINs.

   A Portfolio may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Fund's Board of Trustees ("Board").

   When a Portfolio engages in certain types of derivatives transactions, including certain forwards, futures, options and mortgage derivatives, it will have to segregate cash and/or liquid securities to cover its obligations. At certain levels, this can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

   Emerging Market Securities: Emerging market securities are Foreign Equity
Securities or Foreign Fixed Income Securities issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The
Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

   Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history.
In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. It

                                      17

may be difficult to obtain and enforce a judgment in a court outside the United
States. Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

   Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities. Equity securities include the following types of instruments, each of which is described in this SAI: ADRs, Common Stock,
Convertibles, Investment Companies, Preferred Stock, Rights and Warrants.

   Fixed Income Securities: Fixed Income Securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon)
payments will be made over the life of the security.

   Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk, and spread risk. Fixed income securities include the following types of instruments, each of which is described in this SAI:
Agencies, Asset-Backed Securities, Cash Equivalents, Convertibles, Corporates,
Floaters, High Yield Securities, Inverse Floaters, Loan Participations and
Assignments, Mortgage Securities, Municipals, NY Municipals, Preferred Stock,
Repurchase Agreements, U.S. Governments, When, As and If Issued Securities,
Delayed Delivery and Formal Commitments, Yankee and Eurodollar Obligations and
Zero Coupons.

   Interest-rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity, and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

   Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities, as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

   Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in

                                      18

interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

   Spread risk is the potential for the value of a Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or
"spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

   Economic, political, and, other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk, or spread risk.

   Floaters: Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals.
Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under the various foreign investing sections.

   Foreign Currency: Portfolios investing in Foreign Securities will regularly transact security purchases and sales in foreign currencies. These Portfolios may hold foreign currency or purchase or sell currencies on a forward basis.
See Forwards, below.

   Foreign currency warrants. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash
(generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

   Foreign currency warrants have been issued in connection with U.S.
dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese
Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction
(e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

   Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate

                                      19

could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

   Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options
Clearing Corporation ("OCC"). Unlike foreign currency options issued by the
OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.
Foreign currency warrants are subject to complex political or economic factors.

   Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on
"standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the
U.S. dollar; "reverse" principal exchange rate linked securities are like the
"standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in
U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   Performance indexed paper. Performance indexed paper is U.S.
dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on
U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

   Foreign Equity Securities: Foreign equity securities are Equity Securities of foreign issuers denominated in foreign currency and traded primarily in
non-U.S. markets, including Depositary Receipts. See also Foreign Securities, below.

   Foreign Fixed Income Securities: Foreign fixed income securities are Fixed
Income Securities denominated in foreign currency and issued and traded primarily outside of the United States, including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian
Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities. See also Foreign Securities, below.

   Foreign Securities: Foreign Securities include Brady Bonds, Depositary
Receipts, Emerging Market Securities, Foreign Currency, Foreign Equity
Securities, Foreign Fixed Income Securities, and Investment Funds.

                                      20

Investing in foreign securities involves certain special risks not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the
Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. Certain Portfolios may enter into forward foreign currency exchange contracts to hedge their respective holdings and commitments against changes in the level of future currency rates. See Forwards, below. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

   As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities.
Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect
U.S. investments in those countries.

   Although the Portfolios will endeavor to achieve most favorable execution costs in their Portfolio transactions, fixed commissions on many foreign exchanges are generally higher than negotiated commissions on U.S. exchanges.
In addition, it is expected that the expenses for custodian arrangements of the
Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

   Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those
Portfolios for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

   Forwards: Forward Foreign Currency Exchange Contracts ("Forwards") are
Derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Forwards are an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date.

   Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

   A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a Portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio's entry into Forwards, as well as any use of cross or proxy hedging techniques, will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio's obligations in a segregated account throughout the duration of the contract.

   A Portfolio may also combine Forwards with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as "synthetic"
securities. For example, in lieu of purchasing a foreign bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the

                                      21

contract's underlying currency at a future date. By matching the amount of U.S.
dollars to be exchanged with the anticipated value of the U.S.
dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

   Risks. Forwards are not traded on contract markets regulated by the
Securities and Exchange Commission ("SEC") or the Commodity Futures Trading
Commission ("CFTC"). They are traded through financial institutions acting as market-makers. Portfolios that trade Forwards could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

   Forwards may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United
States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

   Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio's obligation under the Forward. On the date of maturity, a
Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a
Portfolio enters into Forwards for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the Forward. See also "Leverage,"
above, for a description of leverage risk.

   Futures: Futures contracts and options on futures contracts ("Futures") are
Derivatives. Each Portfolio may invest in Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges.
Futures exchanges and trading are regulated under the Commodity Exchange Act
("CEA") by the CFTC.

   Although Futures by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously
"purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

   Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date.
Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. A Portfolio's margin deposits will be placed in a segregated account maintained by the Fund's custodian or with a futures commission merchant as approved by the Board.

                                      22

   After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. A Portfolio expects to earn interest income on its margin deposits.

   Traders in futures contracts may be broadly classified as either "hedgers"
or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities.

   Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of Futures may be a more effective means of hedging this exposure. While the
Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

   Limitations on Futures Contracts. The CFTC recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the
Adviser has claimed such an exclusion from registration as a commodity pool operator under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in a Portfolio's prospectus or SAI. There is no overall limitation on the percentage of a
Portfolio's net assets which may be subject to a hedge position.

   Risks. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

   A Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that
a

                                      23

Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that a
Portfolio could lose margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. See also "Leverage,"
above, for a description of leverage risk.

   Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S.
counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Portfolio's ability to enter into certain commodity transactions on foreign exchanges.
Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

   High Yield Securities: High yield securities are Fixed Income Securities, generally Corporates, Preferred Stocks, and Convertibles, rated Ba through C by
Moody's or BB through D by Standard & Poor's, and unrated fixed income securities considered to be of equivalent quality. Securities rated less than
Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See Appendix A for more information about fixed income security ratings. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the
Portfolio may choose to retain the security.

   While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. High yield securities issued under these circumstances pose substantial risks. The price movement of high yield securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.
Compared with investment grade securities, the values of high yield securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.

   The high yield market is subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy.
In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines.

   A lower level of liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

                                      24

   High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a
Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

   Certain types of high yield bonds are non-income paying securities. For example, zero coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

   Inverse Floaters: Inverse floating rate obligations ("Inverse Floaters") are
Fixed Income Securities which have coupon rates that vary inversely to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

   Investment Companies: Investment companies are Equity Securities and include open-end, closed-end and unregistered investment companies. The Investment
Company Act of 1940, as amended (the "1940 Act") generally prohibits a
Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the
Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the
Portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

   To the extent a Portfolio invests a portion of its assets in investment companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

   Investment Funds: Investment Funds can include Emerging Market Securities.
Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these Investment Funds are subject to applicable law as discussed under Investment Restrictions and will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio. Under certain circumstances, an investment in an Investment Fund will be subject to the additional limitations that apply to investments in investment companies.

   Investment Grade Securities: Investment grade securities are Fixed Income
Securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard
& Poor's or Fitch or Aaa, Aa, A or Baa by Moody's); (b) guaranteed by the U.S.
Government or a private issuer; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Securities rated A or higher are considered to be "high grade." Any Portfolio is permitted to hold investment grade securities or "high grade" securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security or "high grade"

                                      25

security, respectively. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio.

   Mortgage securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency or instrumentality of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality.

   Leverage Risks: Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the
Portfolio's portfolio securities.

   Loan Participations and Assignments: Loan participations and assignments are
Fixed Income Securities. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations (see below) and one or more financial institutions
("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. If a Lender selling a Participation becomes insolvent, a
Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain
Participations may be structured in a manner designed to avoid purchasers of
Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire
Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

   When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the
Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and
Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio's holdings and calculating its net asset value.

   Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may
also include standby financing commitments that obligate the investing
Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Those Participations and Assignments present additional risk of default or loss.

                                      26

   Sovereign Debt. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries.

   Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

   A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situations, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which a Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady
Bonds and other foreign governmental debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings. See also,
Brady Bonds. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

   Mortgage Securities: Mortgage-backed securities ("Mortgage Securities") are
Fixed Income Securities representing an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor.
The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by
Ginnie Mae, Freddie Mac, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If a Portfolio purchases a mortgage security that does not have an issuer-provided guarantee, the security will be rated investment grade at the time of purchase by one or more NRSROs, or, if unrated, deemed by the
Adviser to be of equivalent quality.

   A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-

                                      27

through securities, although other assets, including U.S. Treasuries (including zero coupon U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See
"Leverage," above, for a description of leverage risk.

   Average Life. The average life of pass-through pools varies with the maturities, coupon rates, and type of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

   Returns of Mortgage Securities. Yields on mortgage pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual prepayment experience may cause the realized return to differ from the assumed yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the Portfolios. The compounding effect from reinvestment of monthly payments received by each
Portfolio will increase its return to shareholders, compared to bonds that pay interest semi-annually.

   About Mortgage Securities. Interests in pools of mortgage securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage securities are described as
"modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payment.

   Residential Mortgage-Backed Securities. Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Portfolios may purchase pools of adjustable rate mortgages ("ARM"), growing equity mortgages
("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. ARM's are mortgages which reset the mortgage's interest rate with changes in open market interest rates. The
Portfolios' interest income will vary with changes in the applicable interest rate on pools of ARM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the
Portfolios' net asset values since the prices at which these securities are valued each day will reflect the payment procedures.

   All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

   Residential mortgage loans are pooled by Freddie Mac. Freddie Mac is a corporate instrumentality of the U.S. Government and was created by Congress in
1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues Participation Certificates ("PC's")
which represent interests in mortgages from Freddie Mac's national portfolio.
Freddie Mac guarantees the timely payment of interest and ultimate collection of principal.

   Fannie Mae is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential

                                      28

mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, banks, commercial banks, credit unions, mortgage bankers, state and local housing finance agencies and other financial institutions. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae.

   The principal government guarantor of mortgage-backed securities is Ginnie
Mae. Ginnie Mae is a wholly-owned U.S. Government corporation within the
Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than
Government and Government-related pools because there are no direct or indirect
Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios will purchase mortgage securities that are rated investment grade quality by Moody's and/or Standard & Poor's or, if unrated, deemed by the Adviser to be of investment grade quality.

   It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary.
As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such types of securities.

   There are two methods of trading mortgage securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a "TBA" (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage securities are traded on a TBA basis. See "Leverage," above, for a description of leverage risk.

   Risks. Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, Mortgage
Securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a Portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, the Adviser seeks to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Prepayments at a time when interest rates are falling generally means that a Portfolio may have to invest the principal payments it receives at lower interest rates. In selecting
Mortgage Securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

                                      29

   Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans, and, in come cases there may be prohibitions on principal prepayments for several years following origination.

   Municipals: Municipal securities are Fixed Income Securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds
(those securities with maturities of five years or more) and municipal notes
(those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

   The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

   Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

   Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

   Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

   Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by

                                      30

banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

   The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality.
Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

   Municipal bonds are sometimes purchased on a "when-issued" or
"delayed-delivery" basis, which means the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

   From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds.
Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

   Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

   The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds").
AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

   Lease Obligations. Included within the revenue bonds category, as noted
above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued
lease payments on those lease obligations containing "non-appropriation"
clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

                                      31

   In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not a Portfolio will consider such securities to be illiquid (and subject to each
Portfolio's limitation on investing in illiquid securities), the Board has established guidelines to be utilized by the Portfolios in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

   Non-Publicly Traded Securities, Private Placements and Restricted
Securities: The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

   As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the
Securities Act of 1933, as amended (the "1933 Act") ("Rule 144A Securities")
and may be deemed to be liquid under guidelines adopted by the Fund's Board of
Directors. The Portfolios may invest without limit in liquid Rule 144A
Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

   NY Municipals: New York municipal bonds are Fixed Income Securities issued by the New York State government, state agencies and various local governments, including counties, cities, municipalities, townships, special districts and authorities ("NY Municipals"). In general, the credit quality and credit risk of any issuer's debt is contingent upon the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management and the strength of legal provisions in the debt document that protects debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified, where financial operations are sound and the debt burden is reasonable.

   Concentration of investment in the securities of one state exposes the New
York Municipal Portfolio to greater credit risks than would be present in a nationally diversified portfolio of municipal securities. The risks associated with investment in the securities of a single state include possible tax changes or a deterioration in economic conditions and differing levels of supply and demand for the municipal securities of that state.

   Certain state-created agencies have statutory authority to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed; it is not an obligation of the State. Some of these agencies, however, are indirectly dependent on State funds through various state-assisted programs.

   The New York Municipal Portfolio will make significant investments in NY
Municipals. A Portfolio's performance will depend in part upon the ability of the issuers of these bonds to meet their obligations for the payment of principal and interest. The Portfolio may acquire bonds whose issuers are affected by the financial

                                      32

circumstances facing New York generally. While the overall wealth of New York, as reflected by its per capita income, is among the highest in the nation, New
York has a large accumulated deficit, the per capita debt is among the highest in the country and New York City, which represents a significant part of the state's economy, has struggled at times to maintain fiscal stability.

   The following information on NY Municipals risk factors is only a summary, based on (i) the State's Annual Information Statement dated September 19, 2004,
(ii) a quarterly update thereto dated November 16, 2004, and (iii)
publicly-available official statements relating to offerings by issuers of NY
Municipals or prior to August 5, 2004 with respect to offerings by the City. No representation is made as to the accuracy of this information.

   As described in more detail below, the World Trade Center terrorist attacks continue to have an even more devastating impact on the New York State economy than on the national economy as a whole. The New York State Division of Budget
("DOB") projects total State employment growth to rise 0.3% in 2004, following a decline of 0.6% in 2003 and is further projected to rise by 0.9% in 2005.

   The State economy has added about 70,000 private sector jobs since August
2003. The State's unemployment rate, which is often a lagging economic indicator, is projected to fall from 6.3% in 2003 to 6.0% in 2004 and to 5.6%
in 2005. Wage income is projected to rise 5.6% in 2004, following growth of only 1.4% in 2003 and is further projected to rise by 4.7% in 2005.

   New York City expected total expenditures for recovery, clean up and repair efforts in the wake of the September 11, 2001 terrorist attacks on the World
Trade Center to be substantial. The Federal government has committed over $21 billion for disaster assistance in New York, including disaster recovery and related activities, increased security costs, and reconstruction of infrastructure systems and public facilities. This amount includes approximately $15.5 billion of appropriations for costs such as clean up, economic development, job training, transit improvements, road construction and grants to residences and businesses in lower Manhattan. It also includes approximately $5.5 billion for economic stimulus programs directed primarily at businesses located in the Liberty Zone, the area surrounding the World Trade
Center site. These programs include expanding credits, increasing depreciation deductions, authorizing the issuance of tax-exempt private activity bonds and expanding authorization to advance refund some bonds issued to finance facilities in the City.

   In addition, the State authorized the New York City Transitional Finance
Authority ("TFA") to have outstanding $2.5 billion of "Recovery Bonds" and
"Recovery Notes" to pay costs relating to or arising from the September 11th attack. New York City continues to believe it was not possible to quantify with any certainty the long-term impact of the September 11th attack on the City and its economy, any economic benefits which may result from recovery and rebuilding activities and the amount of additional resources from Federal,
State, City and other sources which will be required.

   Financial difficulties affecting New York's economy generally may affect municipal securities issuers, by jeopardizing their credit standing, impairing their borrowing abilities, and affording fewer markets for their outstanding debt obligations. In recent years, Standard & Poor's and Moody's have downgraded several different issues of municipal securities of New York City and New York State and their agencies and instrumentalities. Historically, there has been a strong demand for NY Municipals, and as a consequence, NY
Municipals are often issued with relatively lower yields, and traded in the marketplace at relatively higher prices than comparably rated municipal bonds issued in other jurisdictions.

   Options: Options are Derivatives. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, and a put option conveys the right to sell, a specified quantity of the underlying security.

                                      33

   Portfolios may purchase over-the-counter options ("OTC Options") from, or sell them to, securities dealers, financial institutions or other parties
("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolios expect generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

   Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC
Option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the
Counterparty's credit to determine the likelihood that the terms of the OTC
Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the Portfolios or sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio's limitation on investing in illiquid securities.

   Risks of Options. Investments in options involve some of the same risks that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased.
Those price changes also can result in a Portfolio holding an option that will expire worthless. For example, if a Portfolio purchases a call option and the price of the underlying security falls to rise above the option's strike price, the Portfolio would not exercise the option. As a result, the option will expire worthless and the Portfolio will lose the price it paid for the option.
By contrast, if a Portfolio writes a call option on a security and the price of the underlying security rises above the strike price, the purchaser of the option may exercise the option, so that the Portfolio will not benefit from the increase in value of the underlying security.

   Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. The market prices of options generally can be more volatile than the market prices on the underlying futures contract or securities. Another risk is that the Counterparty to an over-the-counter option will be unable to fulfill its obligation to the
Portfolio due to bankruptcy or other circumstances.

   Options on Currencies. All Portfolios, except the U.S. Core Fixed Income,
Limited Duration and Advisory Mortgage Portfolios, may purchase and write options on foreign currencies in a manner similar to that in which they would use futures contracts on foreign currencies, or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency falls, a Portfolio will have the right to sell the currency for a fixed amount in dollars and thereby offset, in whole or in part, the adverse effect that the foreign currency's fall would have had on the Portfolio's holdings.

   Conversely, a Portfolio may buy call options on a foreign currency when the
Adviser wants to purchase securities denominated in that currency and believes that the dollar value of that foreign currency will increase, thereby increasing the cost of acquiring those securities. Purchasing such options may offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a
Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolios lose money on transactions in foreign currency options, which could reduce the gain the Portfolio might have achieved from advantageous changes in the exchange rates.

   A Portfolio may write options on foreign currencies for the same purposes.
For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in

                                      34

exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a
Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   A Portfolio may only write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the
Portfolio owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if a
Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the custodian, or (c) maintains in a segregated account cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S.
dollars, marked-to-market daily.

   A Portfolio may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the
Portfolio will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

   Risks of options on futures contracts and on foreign currencies. Options on foreign currencies are traded over-the-counter through financial institutions acting as market-makers, although they are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago
Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Portfolio that writes options could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements.

   Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized

                                      35

exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market.
For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

   In addition, options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the
United States of data on which to make trading decisions, (iii) delays in a
Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

   Preferred Stock: Preferred stocks are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer. Preferred stocks have many of the characteristics of both Equity
Securities and Fixed Income Securities. Therefore, the Fund's Equity, Fixed
Income and Balanced Portfolios may all purchase preferred stocks.

   Real Estate Investment Trusts: Certain Portfolios may invest in Real Estate
Investment Trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as
Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.
Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage
REITs.

   A shareholder in a Portfolio, by investing in REITs indirectly through the
Portfolio, will bear not only his proportionate share of the expenses of the
Portfolio, but also, indirectly, the management expenses of the underlying
REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property

                                      36

type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

   Repurchase Agreements: Repurchase agreements are Fixed Income Securities in the form of an agreement backed by collateral. Each of the Fund's Portfolios may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances.
Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date
(usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. Such agreements permit a Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser and the Fund's Administrator will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

   Pursuant to an SEC order, the Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the
Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

   The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Adviser acknowledges these risks, it is expected that such risks can be controlled through stringent security and counterparty selection criteria and careful monitoring procedures. See
"Leverage," above, for a description of leverage risk.

   Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, a
Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse
Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i)
interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

   Rights: Rights are Equity Securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Portfolio that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

   Securities Lending: Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding

                                      37

failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board.

   At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan must be called and the securities voted.

   Short Selling: A short sale is a transaction in which a Portfolio sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the
Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

   A Portfolio secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Portfolio also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short, and
(ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short.

   Risks. Short sales by a Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio will have to replace the securities by purchasing them at a higher price than it received from the sale.
Therefore, losses from short sales may be unlimited. By contrast, when a
Portfolio purchases a security and holds it, the Portfolio cannot lose more than the amount it paid for the security.

   SMBS: Stripped mortgage-backed securities ("SMBS") are Derivatives in the form of multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

   SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the

                                      38

interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid.
POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities and may result in losses. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

   SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed "illiquid" and subject to each Portfolio's limitation on investing in illiquid securities.

   Structured Investments: Structured investments are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A Portfolio will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board.

   Structured Notes: Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows a Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

   Swaps: All Portfolios, except the Mid Cap Growth Portfolio, may enter into swap contracts ("Swaps"). A swap is a Derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index"
includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

   The swaps in which a Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a
Portfolio's risk of loss consists of the net amount of payments that a
Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market

                                      39

has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

   A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap
Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio. All of the Portfolios, except the Mid Cap Growth Portfolio, may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA.

   Risks. Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a
Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

   The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

   Credit Default Swaps. Certain Portfolios may enter into credit default swap contracts for hedging purposes or to add leverage to the Portfolio. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

   A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

                                      40

   A Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

   TRAINs: TRAINs are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities
(generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the 1933 Act, or the 1940 Act, and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. TRAINs may impose an administrative fee based on total assets.
The Investment Grade Fixed Income and U.S. Core Fixed Income Portfolios invest in pools of investment grade TRAINs. A Portfolio may also invest in other similarly structured vehicles.

   U.S. Government Securities: The term "U.S. Government securities" ("U.S.
Governments") refers to a variety of Fixed Income Securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies.
The U.S. Governments that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S.
Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Ginnie Mae and the Federal
Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the
Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

   Warrants: Warrants are Equity Securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From
time to time, a Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. A Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

   At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a
Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. A Portfolio will also establish a segregated account on the
Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. See "Leverage" above for a description of leverage risk.

   When, As and If Issued Securities: A Portfolio may purchase securities on a
"when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security

                                      41

will not be recognized in the portfolio of a Portfolio until the Adviser determines that issuance of the security is probable. At that time, the
Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

   The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the
Portfolio, may not exceed 5% of the value of the Portfolio's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio's assets committed to securities so purchased may increase the volatility of its net asset value. The Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

   Yankee and Eurobond Obligations: Each Portfolio may invest in Eurobond and
Yankee obligations, which are Fixed Income Securities. The Eurobonds that the
Portfolios will purchase may include bonds issued and denominated in euros (the new currency unit implemented on January 1, 1999 by the countries participating in the EMU). Eurobonds may be issued by government and corporate issuers in
Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk.
However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

   Zero Coupons: Zero coupon bonds ("Zero Coupons") are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero
Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

   Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero Coupon
Treasury Bonds are sold under a variety of different names, such as:
Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts
("TRS"), Separate Trading of Registered Interest and Principal of Securities
("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                            INVESTMENT LIMITATIONS

   Fundamental Limitations. Each Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the
Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the
Portfolio.

   As a matter of fundamental policy, each Portfolio will not change its objective and will not:

   (1) invest in physical commodities or contracts on physical commodities;

                                      42

   (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

   (3) make loans except: (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental limitation (7), below,
(ii) by lending its portfolio securities, and (iii) by lending portfolio assets to other Portfolios of the Fund, so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations, or interpretations or orders of the SEC thereunder;

   (4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer (this restriction is not applicable to the International Fixed Income, Advisory Foreign Fixed Income, Advisory
Foreign Fixed Income II, Mortgage Advisory, or Investment Grade Credit Advisory
Portfolios);

   (5) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (this restriction does not apply to the International Fixed Income, Advisory Foreign
Fixed Income or Advisory Foreign Fixed Income II Portfolios);

   (6) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the
Portfolio's total assets (including the amount borrowed) less liabilities
(exclusive of borrowings);

   (7) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

   (8) acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(ii) the Mortgage Advisory and Investment Grade Credit Advisory Portfolios may
invest without limitation in certificates of deposit or bankers' acceptances of domestic banks; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (v) asset-backed securities will be classified according to the underlying assets securing such securities; and (vi) the
Advisory Mortgage and Mortgage Advisory Portfolios will concentrate in mortgage-backed securities; and

   (9) with respect to the Mortgage Advisory and Investment Grade Credit
Advisory Portfolios, issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

   Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate segregation of assets to cover such obligations.

   Non-Fundamental Limitations. Each Portfolio is also subject to the following restrictions which may be changed by the Board without shareholder approval.

                                      43

   As a matter of non-fundamental policy, no Portfolio will:

   (1) in the case of any Equity or Balanced Portfolio:

       (a)enter into futures contracts to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of each Portfolio's total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage; or

       (b)write put or call options except to the extent described above in (a);

   (2) in the case of any Fixed Income Portfolio: enter into futures contracts or options on futures contracts for purposes other than bona fide hedging if more than 5% of the Portfolio's total assets at the time of the transaction would be required as margin and option premiums to secure the Portfolio's obligations under such contracts;

   (3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

   (4) sell short unless the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the
Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

   (5) borrow money other than from banks or other Portfolios of the Fund, provided that a Portfolio may borrow from banks or other Portfolios of the Fund so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or
purchase additional securities when borrowings exceed 5% of total (gross)
assets;

   (6) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Portfolio may earmark or segregate assets without limit in order to comply with the requirements of Section 18(f) of the
1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

   (7) invest more than an aggregate of 15% of the net assets of the Portfolio determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

   (8) invest for the purpose of exercising control over management of any company; and

   (9) invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

   Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.
The foregoing does not apply to borrowings or investments in illiquid securities.

                                      44

   Pursuant to an order from the SEC, the Portfolios may enter into interfund lending arrangements. Interfund loans and borrowings permit each Portfolio to lend money directly to and borrow from other Portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, a
Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the
Portfolio's investment objective and other investments. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

   For the fiscal years ended September 30, 2003 and September 30, 2004, the
Core Plus Fixed Income Portfolio's turnover rates were 92% and 334%, respectively. For the fiscal years ended September 30, 2003 and September 30,
2004, the Investment Grade Fixed Income Portfolio's turnover rates were 81% and
332%, respectively. For the fiscal years ended September 30, 2003 and September
30, 2004, the U.S. Core Fixed Income Portfolio's turnover rates were 109% and
371%, respectively. For the fiscal years ended September 30, 2003 and September
30, 2004, the Intermediate Duration Portfolio's turnover rates were 89% and
211%, respectively. For the fiscal years ended September 30, 2003 and September
30, 2004, the Balanced Portfolio's turnover rates were 84% and 208%, respectively. For the fiscal years ended September 30, 2003 and September 30,
2004, the Advisory Mortgage Portfolio's turnover rates were 120% and 512%, respectively. These variations reflect mortgage pool forward commitments as purchases and sales, which was not the case in past years. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

   The Fund's Board of Trustees, the Adviser and the Sub-Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the
"Policy"). Pursuant to the Policy, the Adviser and the Sub-Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the
Fund's, the Adviser's and the Sub-Adviser's fiduciary duties to Fund shareholders. Neither the Adviser nor the Sub-Adviser may receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser, the Sub-Adviser or by any affiliated person of the Adviser or the Sub-Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

   The Fund makes available on its public website the following portfolio holdings information:

  .   complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

  .   top 10 (or top 15) holdings monthly with a minimum 15 calendar day lag
      (other than with respect to the Advisory Foreign Fixed Income Portfolio,
      Advisory Foreign Fixed Income II Portfolio, Advisory Mortgage Portfolio,
      and the Municipal Portfolio) .

   The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarter in its filings with the SEC on Form N-Q.

   All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

   The Fund may make selective disclosure of non-public portfolio holdings under certain exemptions. Third parties eligible for exemptions currently include information exchange subscribers, consultants, fund analysts,

                                      45

portfolio analytics services, third-party service providers and mutual fund rating agencies, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy.
Subject to the terms and conditions of any agreement between the Adviser, the
Sub-Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply.

   The Adviser and the Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the cusip numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser, the
Sub-Adviser or any affiliate of the Adviser or the Sub-Adviser (the "MSIM
Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4)
the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

   Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the
Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

   The Fund may discuss or otherwise disclose performance attribution analyses
(i.e., mention the effects of having a particular security in the portfolio(s))
where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

   The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

   In addition, persons who owe a duty of trust or confidence to the Adviser, the Sub-Adviser or the Fund (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

   The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio
Holdings Review Committee (the "PHRC") or the Fund's Board of Trustees. In all
such instances, however, the PHRC will be responsible for reporting to the
Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled
Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, service providers and asset allocators.

                                      46

   The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name                                Information Disclosed              Frequency/(1)/                   Lag Time
----                           -------------------------------- ---------------------------- ------------------------------

Service Providers
Institutional Shareholder      Complete portfolio holdings      Twice a month                            /(2)/
 Services (ISS) (proxy voting
 agent)/(*)/
FT Interactive Data Pricing    Complete portfolio holdings      As needed                                /(2)/
 Service Provider/(*)/
Fund Rating Agencies
Lipper/(*)/                    Complete portfolio holdings      Quarterly basis              Approximately 30 days
                                                                                             after quarter end
Morningstar/(**)/              Complete portfolio holdings      Quarterly basis              Approximately 30 days
                                                                                             after quarter end
Standard & Poor's/(*)/         Complete portfolio holdings      Quarterly basis              Approximately 15 day lag
Consultants and Analysts
Americh Massena & Associates,  Top Ten and Complete             Quarterly basis/(5)/         Approximately 10-12 days
 Inc./(*)/                     portfolio holdings                                            after quarter end
Bloomberg/(**)/                Complete portfolio holdings      Quarterly basis              Approximately 30 days
                                                                                             after quarter end
Callan Associates/(*)/         Top Ten and Complete             Monthly and quarterly basis, Approximately 10-12 days
                               portfolio holdings               respectively/(5)/            after month/quarter end
Cambridge Associates/(*)/      Top Ten and Complete             Quarterly basis/(5)/         Approximately 10-12 days
                               portfolio holdings                                            after quarter end
CTC Consulting, Inc./(**)/     Top Ten and Complete             Quarterly basis              Approximately 15 days after
                               portfolio holdings                                            quarter end and approximately
                                                                                             30 days after quarter end,
                                                                                             respectively
Fund Evaluation Group/(**)/    Top Ten portfolio holdings/(3)/  Quarterly basis              At least 15 days after
                                                                                             quarter end
Jeffrey Slocum &               Complete portfolio holdings/(4)/ Quarterly basis/(5)/         Approximately 10-12 days
 Associates/(*)/                                                                             after quarter end
Hammond Associates/(**)/       Complete portfolio holdings/(4)/ Quarterly basis              At least 30 days after
                                                                                             quarter end
Hartland & Co./(**)/           Complete portfolio holdings/(4)/ Quarterly basis              At least 30 days after
                                                                                             quarter end
Hewitt Associates/(*)/         Top Ten and Complete             Monthly and quarterly basis, Approximately 10-12 days
                               portfolio holdings               respectively/(5)/            after month/quarter end
Mobius/(**)/                   Top Ten portfolio holdings/(3)/  Monthly basis                At least 15 days after
                                                                                             month end
Nelsons/(**)/                  Top Ten holdings/(3)/            Quarterly basis              At least 15 days after
                                                                                             quarter end
Prime Buchholz & Associates,   Complete portfolio holdings/(4)/ Quarterly basis              At least 30 days after
 Inc./(**)/                                                                                  quarter end
PSN/(**)/                      Top Ten holdings/(3)/            Quarterly basis              At least 15 days after
                                                                                             quarter end
PFM Asset Management LLC/(*)/  Top Ten and Complete             Quarterly basis/(5)/         Approximately 10-12 days
                               portfolio holdings                                            after quarter end
Russell Investment             Top Ten and Complete             Monthly and quarterly basis  At least 15 days after month
 Group/Russell/ Mellon         portfolio holdings                                            end and at least 30 days after
 Analytical Services,                                                                        quarter end, respectively
 Inc./(**)/
Stratford Advisory Group,      Top Ten portfolio holdings/(6)/  Quarterly basis/(5)/         Approximately 10-12 days
 Inc./(*)/                                                                                   after quarter end
Thompson Financial/(**)/       Complete portfolio holdings/(4)/ Quarterly basis              At least 30 days after
                                                                                             quarter end
Watershed Investment           Top Ten and Complete             Quarterly basis/(5)/         Approximately 10-12 days
 Consultants, Inc./(*)/        portfolio holdings                                            after quarter end
Yanni Partners/(**)/           Top Ten portfolio holdings/(3)/  Quarterly basis              At least 15 days after
                                                                                             quarter end

--------
/(*)/This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
/(**)/The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

                                      47

/(1)/Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not all).
/(2)/Information will typically be provided on a real time basis or as soon thereafter as possible.
/(3)/Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.
/(4)/Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
/(5)/This information will also be provided upon request from time to time.
/(6)/Full portfolio holdings will also be provided upon request from time to time.

   The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), the Fund's Administrator (on an as needed basis), the Fund's Custodian (on an as needed basis), the Fund's Transfer and Dividend Disbursing Agent, counsel to the Fund (on an as needed basis), counsel to the independent trustees (on an as needed basis) and members of the Board of Trustees (on an as needed basis).

   All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated
Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC, (iii) broker-dealer interest lists, (iv) shareholder in-kind distributions, (v) attribution analyses or (vi)
in connection with transition managers. The Adviser and the Sub-Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof)
information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material nonpublic information.

   In no instance may the Adviser, Sub-Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings.

   The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

   (a) The PHRC, which will consist of executive officers of the Fund and the
Adviser, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

   (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

   (c) The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser and
Sub-Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser; the Sub-Adviser; Morgan Stanley Distribution,
Inc., as distributor of the Fund (the "Distributor"); or any affiliated person of the Fund, the Adviser, the Sub-Adviser or the Distributor, on the other.

   (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Funds
Audit Committee, or his or her designee, shall be present at the Special
Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

                                      48

   (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least 6 years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

                              PURCHASE OF SHARES

   The Portfolios requested should be designated on the Account Registration
Form. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders, and (iii) to reduce or waive the minimum for initial and subsequent investments. The officers of the Fund may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in the Fund by certain investors, including but not limited to (a) employees of the Adviser and its affiliates, and (b) other investors with whom the Adviser wishes to develop a relationship or whose investments are expected, over a reasonable period of time, to exceed the minimum initial investment requirement.

   Investors purchasing and redeeming shares of the Portfolios through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary's services. Each financial intermediary is responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions.
Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from financial intermediaries for the sale of Institutional Class Shares.

   Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

                             REDEMPTION OF SHARES

   Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange ("NYSE") is closed, or trading on the NYSE is restricted as determined by the SEC, (ii)
during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund.
If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's prospectuses under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

   Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio. See each prospectus for additional information about redeeming shares of a Portfolio.

                                      49

                       TRANSACTIONS WITH BROKER/DEALERS

   The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf.
For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order. In other words, orders will be priced at the net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

                             SHAREHOLDER SERVICES

Transfer of Shares

   Shareholders may transfer shares of the Fund's Portfolios to another person by written request to Shareholder Services at Morgan Stanley Institutional
Funds, 3435 Stelzer Road, Columbus, OH 43219. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed
Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under
"Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                              VALUATION OF SHARES

   Net asset value per share ("NAV") is determined by dividing the total market value of each Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. NAV for each class of shares offered by the Fund may differ due to class-specific expenses paid by each class, and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

   In the calculation of a Portfolio's NAV: (1) an equity portfolio security listed or traded on the NYSE or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser or Morgan Stanley Investment Management Limited, as sub-adviser (the
"Sub-Adviser"), that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board.
For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

   Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Board.

   Certain of a Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation

                                      50

model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

   Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   Generally, trading in foreign securities, as well as corporate bonds, U.S.
Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value.
If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the
Trustees.

                            MANAGEMENT OF THE FUND

   The Board supervises the Fund's affairs under the laws governing business trusts in the Commonwealth of Pennsylvania. The Board has approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

   The Board consists of nine Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and
Morgan Stanley AIP GP LP (the "Institutional Funds") and all of the funds advised by Morgan Stanley Investment Advisors Inc. (the "Retail Funds"). Seven
Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These Trustees are the
"non-interested" or "Independent Trustees" of the Fund. The other two Trustees
(the "Management Trustees") are affiliated with the Adviser.

                                      51

   Independent Trustees: The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund
Complex (defined below) overseen by each Independent Trustee (as of December
31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Advisers Inc.).

                                                                                    Number of
                                                                                  Portfolios in
                            Position(s) Length of                                 Fund Complex
Name, Age and Address of     Held with     Time        Principal Occupation(s)     Overseen by  Other Directorships Held by
Independent Trustee         Registrant  Served/(1)/   During Past 5 Years/(2)/       Trustee              Trustee
------------------------    ----------- ----------  ----------------------------- ------------- ---------------------------

Michael Bozic (63)            Trustee   Since July  Private investor; Director or      197
c/o Kramer Levin Naftalis &             2003        Trustee of the Retail Funds
Frankel LLP                                         (since April 1994) and the
Counsel to the Independent                          Institutional Funds (since
Trustees                                            July 2003); formerly Vice
919 Third Avenue                                    Chairman of Kmart
New York, NY 10022-3902                             Corporation (December
                                                    1998-October 2000),
                                                    Chairman and Chief
                                                    Executive Officer of Levitz
                                                    Furniture Corporation
                                                    (November 1995-November
                                                    1998) and President and
                                                    Chief Executive Officer of
                                                    Hills Department Stores
                                                    (May 1991-July 1995);
                                                    formerly variously
                                                    Chairman, Chief Executive
                                                    Officer, President and Chief
                                                    Operating Officer (1987-
                                                    1991) of the Sears
                                                    Merchandise; Group of
                                                    Sears Roebuck & Co.

                    [This space intentionally left blank.]

--------
/(1)/This is the earliest date the Trustee began serving the Institutional
     Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
/(2)/The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and
     Institutional Funds, as applicable.

                                      52

                                                                                   Number of
                                                                                 Portfolios in
                            Position(s) Length of                                Fund Complex
Name, Age and Address of     Held with     Time       Principal Occupation(s)     Overseen by  Other Directorships Held by
Independent Trustee         Registrant  Served/(1)/   During Past 5 Years/(2)/      Trustee              Trustee
------------------------    ----------- ----------  ---------------------------- ------------- ----------------------------

Edwin J. Garn (72)            Trustee   Since July  Consultant; Director or           197      Director of Franklin Covey
1031 North Chartwell Court              2003        Trustee of the Retail Funds                (time management systems),
Salt Lake City,                                     (since January 1993) and the               BMW Bank of North
UT 84103                                            Institutional Funds (since                 America, Inc. (industrial
                                                    July 2003); member of the                  loan corporation), Escrow
                                                    Utah Regional Advisory                     Bank USA (industrial loan
                                                    Board of Pacific Corp.;                    corporation), United Space
                                                    formerly Managing Director                 Alliance (joint venture
                                                    of Summit Ventures LLC                     between Lockheed Martin
                                                    (2000-2004); United States                 and the Boeing Company)
                                                    Senator (R-Utah) (1974-                    and Nuskin Asia Pacific;
                                                    1992) and Chairman, Senate                 (multilevel marketing);
                                                    Banking Committee (1980-                   member of the board of
                                                    1986), Mayor of Salt Lake                  various civic and charitable
                                                    City, Utah (1971-1974),                    organizations.
                                                    Astronaut, Space Shuttle
                                                    Discovery (April 12-19,
                                                    1985), and Vice Chairman,
                                                    Huntsman Corporation
                                                    (chemical company).

Wayne E. Hedien (70)          Trustee   Since July  Retired; Director or Trustee      197      Director of The PMI Group
c/o Kramer Levin Naftalis &             2003        of the Retail Funds (since                 Inc. (private mortgage
Frankel LLP                                         September 1997) and the                    insurance); Trustee and Vice
Counsel to the Independent                          Institutional Funds (since                 Chairman of The Field
Trustees                                            July 2003); formerly                       Museum of Natural History;
919 Third Avenue                                    associated with the Allstate               director of various other
New York, NY 10022-3902                             Companies (1966-1994),                     business and charitable
                                                    most recently as Chairman                  organizations.
                                                    of The Allstate Corporation
                                                    (March 1993-December
                                                    1994) and Chairman and
                                                    Chief Executive Officer of
                                                    its wholly-owned
                                                    subsidiary, Allstate
                                                    Insurance Company (July
                                                    1989-December 1994).

                    [This space intentionally left blank.]

--------
/(1)/This is the earliest date the Trustee began serving the Institutional
     Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
/(2)/The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and
     Institutional Funds, as applicable.

                                      53

                                                                                   Number of
                                                                                 Portfolios in
                            Position(s)   Length                                 Fund Complex
Name, Age and Address of     Held with   of Time      Principal Occupation(s)     Overseen by  Other Directorships Held by
Independent Trustee         Registrant  Served/(1)/   During Past 5 Years/(2)/      Trustee              Trustee
------------------------    ----------- ----------  ---------------------------- ------------- ----------------------------

Dr. Manuel H. Johnson (55)    Trustee   Since July  Senior Partner, Johnson           197      Director of NVR, Inc.
c/o Johnson Smick                       2003        Smick International, Inc., a               (home construction);
International, Inc.                                 consulting firm; Chairman                  Director of KFX Energy;
2099 Pennsylvania Avenue                            of the Audit Committee and                 Director of RBS Greenwich
N.W. Suite 950                                      Director or Trustee of the                 Capital Holdings (financial
Washington, D.C. 20006                              Retail Funds (since July                   holding company).
                                                    1991) and the Institutional
                                                    Funds (since July 2003);
                                                    Co-Chairman and a founder
                                                    of the Group of Seven
                                                    Council (G7C), an
                                                    international economic
                                                    commission; formerly Vice
                                                    Chairman of the Board of
                                                    Governors of the Federal
                                                    Reserve System and
                                                    Assistant Secretary of the
                                                    U.S. Treasury.

Joseph J. Kearns (62)         Trustee   Since       President, Kearns &               198      Director of Electro Rent
c/o Kearns & Associates LLC             August      Associates LLC (investment                 Corporation (equipment
PMB754                                  1994        consulting); Deputy                        leasing), The Ford Family
23852 Pacific Coast Highway                         Chairman of the Audit                      Foundation, and the UCLA
Malibu, CA 90265                                    Committee and Director or                  Foundation.
                                                    Trustee of the Retail Funds
                                                    (since July 2003) and the
                                                    Institutional Funds (since
                                                    August 1994); previously
                                                    Chairman of the Audit
                                                    Committee of the
                                                    Institutional Funds (October
                                                    2001 - July 2003); formerly
                                                    CFO of the J. Paul Getty
                                                    Trust.

Michael E. Nugent (68)        Trustee   Since July  General Partner of Triumph        197      Director of various business
c/o Triumph Capital, L.P.               2001        Capital, L.P., a private                   organizations.
445 Park Avenue                                     investment partnership;
New York, NY 10022                                  Chairman of the Insurance
                                                    Committee and Director or
                                                    Trustee of the Retail Funds
                                                    (since July 1991) and the
                                                    Institutional Funds (since
                                                    July 2001); formerly Vice
                                                    President, Bankers Trust
                                                    Company and BT Capital
                                                    Corporation (1984-1988).

                    [This space intentionally left blank.]

--------
/(1)/This is the earliest date the Trustee began serving the Institutional
     Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
/(2)/The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and
     Institutional Funds, as applicable.

                                      54

                                                                               Number of
                                                                             Portfolios in
                         Position(s) Length of                               Fund Complex
Name, Age and Address of  Held with     Time       Principal Occupation(s)    Overseen by  Other Directorships Held by
Independent Trustee      Registrant  Served/(1)/  During Past 5 Years/(2)/      Trustee              Trustee
------------------------ ----------- ----------  --------------------------- ------------- ---------------------------

Fergus Reid (72)           Trustee   Since June  Chairman of Lumelite             198       Trustee and Director of
c/o Lumelite Plastics                1992        Plastics Corporation;                      certain investment
Corporation                                      Chairman of the                            companies in the JPMorgan
85 Charles Colman Blvd.                          Governance Committee and                   Funds complex managed by
Pawling, NY 12564                                Director or Trustee of the                 J.P. Morgan Investment
                                                 Retail Funds (since July                   Management Inc.
                                                 2003) and the Institutional
                                                 Funds (since June 1992).

                    [This space intentionally left blank.]

--------
/(1)/This is the earliest date the Trustee began serving the Institutional
     Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
/(2)/The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and
     Institutional Funds, as applicable.

                                      55

   Management Trustees: The Trustees who are affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the
Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of
December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                     Number of
                                                                                   Portfolios in
                                                                                   Fund Complex
                             Position(s) Length of                                  Overseen by
Name, Age and Address of      Held with     Time        Principal Occupation(s)     Management   Other Directorships Held by
Management Trustee           Registrant  Served/(1)/   During Past 5 Years/(2)/       Trustee        Management Trustee
------------------------     ----------- ----------  ----------------------------- ------------- ---------------------------

Charles A. Fiumefreddo (71)   Chairman   Since July  Chairman and Director or           197      None.
c/o Morgan Stanley Trust      of the     2003        Trustee of the Retail Funds
Harborside Financial Center,  Board and              (since July 1991) and the
Plaza Two,                    Trustee                Institutional Funds (since
Jersey City, NJ 07311                                July 2003); formerly Chief
                                                     Executive Officer of the
                                                     Retail Funds (until
                                                     September 2002).

James F. Higgins (56)         Trustee    Since July  Director or Trustee of the         197      Director of AXA Financial,
c/o Morgan Stanley Trust                 2003        Retail Funds (since June                    Inc. and The Equitable Life
Harborside Financial Center,                         2000) and the Institutional                 Assurance Society of the
Plaza Two,                                           Funds (since July 2003);                    United States (financial
Jersey City, NJ 07311                                Senior Advisor of Morgan                    services).
                                                     Stanley (since August
                                                     2000); Director of Morgan
                                                     Stanley Distributors Inc. and
                                                     Dean Witter Realty Inc.;
                                                     previously President and
                                                     Chief Operating Officer of
                                                     the Private Client Group of
                                                     Morgan Stanley (May 1999-
                                                     August 2000), and President
                                                     and Chief Operating Officer
                                                     of Individual Securities of
                                                     Morgan Stanley (February
                                                     1997-May 1999).

                    [This space intentionally left blank.]

--------
/(1)/This is the date the Trustee began serving the Institutional Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
/(2)/The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and
     Institutional Funds, as applicable.

                                      56

Officers:

                                               Length of
Name, Age and Address       Position(s) Held      Time
of Executive Officer        with Registrant    Served/(5)/            Principal Occupation(s) During Past 5 Years/(6)/
---------------------       ---------------- --------------- ------------------------------------------------------------------

Mitchell M. Merin (51)       President       Since July 2003 President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                  Investment Management Inc.; President, Director and Chief
New York, NY 10020                                           Executive Officer of Morgan Stanley Investment Advisors Inc.
                                                             and Morgan Stanley Services Company Inc.; Chairman and
                                                             Director of Morgan Stanley Distributors Inc.; Chairman and
                                                             Director of Morgan Stanley Trust; Director of various Morgan
                                                             Stanley subsidiaries; President of the Institutional Funds (since
                                                             July 2003) and President of the Retail Funds (since May 1999);
                                                             Trustee (since July 2003) and President (since December 2002) of the Van Kampen Closed-End Funds; Trustee (since May 1999)
                                                             and President (since October 2002) of the Van Kampen Open-End
                                                             Funds.

Ronald E. Robison (66)       Executive       Since July 2003 Principal Executive Officer of funds in the Fund Complex (since
1221 Avenue of the Americas  Vice President                  May 2003); Managing Director of Morgan Stanley & Co.
New York, NY 10020           and Principal                   Incorporated, Morgan Stanley and Morgan Stanley Investment
                             Executive                       Management Inc.; Managing Director, Director of Morgan Stanley
                             Officer                         Investment Advisors Inc. and Morgan Stanley Services Company
                                                             Inc.; Director of Morgan Stanley Trust; Managing Director and
                                                             Director of Morgan Stanley Distributors Inc.; Executive Vice
                                                             President and Principal Executive Officer of the Retail Funds
                                                             (since April 2003) and the Institutional Funds (since July 2003);
                                                             Director of Morgan Stanley SICAV (since May 2004); previously
                                                             President and Director of Retail Funds (March 2001 - July 2003)
                                                             and Chief Global Operations Officer and Managing Director of
                                                             Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (61)     Vice President  Since July 2003 Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas                                  Stanley Investment Advisors Inc. and Morgan Stanley Investment
New York, NY 10020                                           Management Inc.; Director of Morgan Stanley Trust; Chief
                                                             Investment Officer of the Van Kampen Funds; Vice President of
                                                             the Institutional Funds (since July 2003) and the Retail Funds
                                                             (since July 1995).

Barry Fink (50)              Vice President  Since July 2003 General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas                                  December 2000) of Morgan Stanley Investment Management;
New York, NY 10020                                           Managing Director (since December 2000), Secretary (since
                                                             February 1997) and Director (since July 1998) of Morgan Stanley
                                                             Investment Advisors Inc. and Morgan Stanley Services Company
                                                             Inc.; Assistant Secretary of Morgan Stanley DW Inc.; Vice
                                                             President of the Retail Funds; Managing Director, Secretary and
                                                             Director of Morgan Stanley Distributors Inc.; previously Secretary
                                                             (February 1997 - July 2003) and General Counsel (February
                                                             1997 - April 2004) of the Retail Funds; Vice President and
                                                             Assistant General Counsel of Morgan Stanley Investment
                                                             Advisors Inc. and Morgan Stanley Services Company Inc.
                                                             (February 1997 - December 2001).

Amy R. Doberman (42)         Vice President  Since July 2004 Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                           Management Inc. and Morgan Stanley Investment Advisors, Inc.;
                                                             Vice President of the Institutional and Retail Funds (since July
                                                             2004); Vice President of the Van Kampen Funds (since August
                                                             2004); previously, Managing Director and General Counsel --
                                                             Americas, UBS Global Asset Management (July 2000-July 2004)
                                                             and General Counsel, Aeltus Investment Management, Inc.
                                                             (January 1997-July 2000).

                                      57

                                                  Length of
Name, Age and Address          Position(s) Held      Time
of Executive Officer           with Registrant    Served/(5)/        Principal Occupation(s) During Past 5 Years/(6)/
---------------------          ---------------- --------------- -----------------------------------------------------------

Carsten Otto (41)               Chief           Since October   Executive Director and U.S. Director of Compliance for
1221 Avenue of the Americas     Compliance      2004            Morgan Stanley Investment Management (since October 2004);
New York, NY 10020              Officer                         Executive Director of Morgan Stanley Investment Advisors
                                                                Inc. and Morgan Stanley Investment Management Inc.;
                                                                formerly Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang (38)          Vice President  Since           Executive Director of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas                     December        Morgan Stanley Investment Management Inc. and Morgan
New York, NY 10020                              1997            Stanley Investment Advisors Inc.; Vice President of the
                                                                Institutional Funds (since December 1997) and the Retail
                                                                Funds (since July 2003); formerly practiced law with the
                                                                New York law firm of Rogers & Wells (now Clifford Chance US
                                                                LLP).

James Garrett (36)              Treasurer and   Treasurer since Head of Global Fund Administration; Executive Director of
1221 Avenue of the Americas     Chief           February 2002   Morgan Stanley & Co. Incorporated and Morgan Stanley
New York, NY 10020              Financial       and Chief       Investment Management Inc.; Treasurer and Chief Financial
                                Officer         Financial       Officer of the Institutional Funds; previously with
                                                Officer since   PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).
                                                July 2003

Mary E. Mullin (37)             Secretary       Since June      Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                     1999            Morgan Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020                                              Investment Management Inc.; Secretary of the Institutional
                                                                Funds (since June 1999) and the Retail Funds (since July
                                                                2003); formerly practiced law with the New York law firms
                                                                of McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                Meagher & Flom LLP.

Michael Leary (38)              Assistant       Since March     Assistant Director and Vice President Treasurer of Fund
JPMorgan Investor Services Co.  Treasurer       2003            Administration, JPMorgan Investors Services Co. (formerly
73 Tremont Street Boston, MA                                    Chase Global Funds Services Company); formerly Audit
                                                                Manager at Ernst & Young, LLP.

--------
/(5)/This is the earliest date the Officer began serving the Institutional
     Funds. Each Officer serves an indefinite term, until his or her successor is elected.
/(6)/The dates referenced below indicating commencement of service as Officer of the Retail and Institutional Funds reflect the earliest date the
     Officer began serving the Retail or Institutional Funds, as applicable.

                                      58

   For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Advisors Inc. and Morgan
Stanley AIP GP LP) for the calendar year ended December 31, 2004 is set forth in the table below.

                                                      Aggregate Dollar Range of
                                                          Equity Securities
                                                          in All Registered
                                                        Investment Companies
                                 Dollar Range of       Overseen by Trustee in
                                Equity Securities       Family of Investment
                                   in the Fund                Companies
 Name of Trustee            (as of December 31, 2004) (as of December 31, 2004)
 ---------------            ------------------------- -------------------------

 Independent:
    Michael Bozic..........           None                  over $100,000
    Edwin J. Garn..........           None                  over $100,000
    Wayne E. Hedien........           None                  over $100,000
    Dr. Manuel H. Johnson..           None                  over $100,000
    Joseph J. Kearns/(1)/..     $10,001 - $50,000           over $100,000
    Michael E. Nugent......           None                  over $100,000
    Fergus Reid/(1)/.......           None                  over $100,000

 Interested:
    Charles A. Fiumefreddo.           None                  over $100,000
    James F. Higgins.......           None                  over $100,000

--------
/(1)/Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
     December 31, 2004, Messrs. Kearns and Reid had deferred a total of
     $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

   As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

   As of January 6, 2005, the Trustees and officers of the Fund, as a group, owned less than 1% of the shares of beneficial interest of each Portfolio of the Fund.

   Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The
Institutional Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds' Boards, such individuals may reject other attractive assignments because the
Institutional Funds make substantial demands on their time. All of the
Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the
Insurance Committee, and three Independent Trustees serve as members of the
Governance Committee.

   The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

                                      59

   The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement;
approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public account firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. The Fund held six Audit Committee meetings during its fiscal year ended September 30, 2004.

   The members of the Audit Committee of the Fund are currently Michael Bozic,
Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit
Committee is an "interested person," as defined under the 1940 Act, of any of the Funds (with such disinterested Trustees being Independent Trustees or individually, Independent Trustee). Each Independent Trustee is also
"independent" from the Fund under the listing standards of the New York Stock
Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

   The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an
Independent Trustee. The current Chairman of the Governance Committee is Fergus
Reid. The Governance Committee held one meeting during its fiscal year ended
September 30, 2004.

   The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid, for all
Funds) participates in the election and nomination of candidates for election as Independent Trustees for the Fund for which the Independent Trustee serves.
Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund
expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

   There were 27 meetings of the Board of Trustees of the Fund held during the fiscal year ended September 30, 2004. The Independent Trustees of the Fund also met four times during that period, in addition to the 27 meetings of the full
Board.

                                      60

   Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent
and Hedien are Independent Trustees. The Insurance Committee held six Insurance
Committee meetings during the fiscal year ended September 30, 2004.

   Advantages of Having the Same Individuals as Independent Trustees for the
Retail Funds and Institutional Funds. The Independent Trustees and the funds'
management believe that having the same Independent Trustees for each of the
Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent
Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the funds' service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same
Independent Trustees serve on the boards of the Retail Funds and Institutional
Funds enhances the ability of each fund to obtain, at modest cost to each, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and
Institutional Funds.

   Trustee and Officer Indemnification. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties.
It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund.
With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   Shareholder Communications. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation of Trustees and Officers

   Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each
Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an
Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit
Committee receives an additional annual retainer fee of $60,000. Other
Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional
Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each
Board.

   The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and Officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

                                      61

   Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible
Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the
Fund.

   Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation
Plan (the "Prior DC Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the
Board of Trustees throughout the year. The DC Plan amends and supersedes the
Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which will remain subject to the terms of the Prior DC Plan).

   The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended September 30, 2004.

                               FUND COMPENSATION

                                             Aggregate Compensation
            Name of Trustee                      from Fund/(4)/
            ---------------                  ----------------------

            Trustees:
               Michael Bozic/(1)(3)/........        $17,434
               Charles A. Fiumefreddo*/(2)/.        $35,124
               Edwin J. Garn/(1)(3)/........        $17,434
               Wayne E. Hedien/(1)(2)/......        $17,434
               James F. Higgins*............        $     0
               Dr. Manuel H. Johnson/(1)/...        $23,287
               Joseph J. Kearns/(1)(4)/.....        $21,685
               Michael E. Nugent/(1)(2)/....        $20,361
               Fergus Reid/(1)(3)/..........        $20,361

--------
/(*)/Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.
/(1)/Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
     Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
/(2)/Member of the Insurance Committee. Mr. Nugent is the Chairman of the
    Insurance Committee.
/(3)/Member of the Governance Committee. Mr. Reid is the Chairman of the
     Governance Committee.
/(4)/Includes amounts deferred at the election of Trustees under the DC Plan.
     The total amount of deferred compensation (including interest) payable or accrued by Mr. Kearns is $7,145.

                                      62

   The following table shows aggregate compensation paid to each of the Fund's
Trustees by the Fund Complex (which includes all of the Retail and
Institutional Funds) for the calendar year ended December 31, 2004. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis.

                      CASH COMPENSATION FROM FUND COMPLEX

                                   Number of Portfolios
                                   in the Fund Complex  Total Compensation
                                      from which the      from the Fund
                                     Trustee Received   Complex Payable to
      Name of Trustee                  Compensation          Trustees
      ---------------              -------------------- ------------------

      Current Trustees:
         Michael Bozic............         197               $178,000
         Charles A. Fiumefreddo...         197               $360,000
         Edwin J. Garn............         197               $178,000
         Wayne E. Hedien..........         197               $178,000
         James F. Higgins.........         197               $      0
         Manuel H. Johnson........         197               $238,000
         Joseph J. Kearns/(1)(2)/.         198               $219,903
         Michael E. Nugent........         197               $208,000
         Fergus Reid/(2)/.........         198               $221,376

--------
/(1)/Includes $76,250 of compensation deferred at the election of Trustee under the DC Plan and Prior DC Plan.

/(2)/The total amounts of deferred compensation under the DC Plan and the Prior
    DC Plan (including interest) payable or accrued by Messrs. Kearns and Reid are $584,856 and $667,002, respectively.

   Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds")
had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

   The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the 48 Retail Funds for the calendar year ended
December 31, 2004, and the estimated retirement benefits for the Independent
Trustees from the 48 Retail Funds for each calendar year following retirement.
Messrs. Kearns and Reid did not participate in the retirement program.

                            Retirement Benefits Accrued Estimated Annual Benefits
Name of Independent Trustee      as Fund Expenses         Upon Retirement/(1)/
--------------------------- --------------------------- -------------------------
                               By All Adopting Funds     From All Adopting Funds

   Michael Bozic...........           $19,437                    $46,871
   Edwin J. Garn...........            28,779                     46,917
   Wayne E. Hedien.........            37,860                     40,020
   Dr. Manuel H. Johnson...            19,701                     68,630
   Michael E. Nugent.......            35,471                     61,377

--------
/(1)/Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

                                      63

   In addition, as a result of the liquidation of one of the Adopting Funds in
2004, the Fund's Independent Trustees received a lump sum benefit payment as follows:

                                                 Lump Sum
                                              Benefit Payment
                  Name of Independent Trustee ---------------

                     Michael Bozic...........     $3,639
                     Edwin J. Garn...........     $6,935
                     Wayne E. Hedien.........     $5,361
                     Dr. Manuel H. Johnson...     $2,915
                     Michael E. Nugent.......     $6,951

                              INVESTMENT ADVISER

   The Investment Adviser to the Fund, Morgan Stanley Investment Management
Inc., with principal offices at 1221 Avenue of the Americas, New York, New York
10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of Morgan Stanley Investment
Management Inc. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses
-- securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2004, the Adviser, together with its affiliated asset management companies, had approximately $431 billion in assets under management, with approximately $231 billion in institutional assets.

   Under an Investment Advisory Agreement ("Agreement") with the Fund, the
Adviser, subject to the control and supervision of the Fund's Board and in conformance with the stated investment objectives and policies of each
Portfolio of the Fund, manages the investment and reinvestment of the assets of each Portfolio of the Fund. In addition, the International Fixed Income,
Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios
are sub-advised as described below. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's Portfolios and to place each Portfolio's purchase and sales orders for investment securities.

   Morgan Stanley Investment Management Limited ("MSIM Limited") serves as
Sub-Adviser to the International Fixed Income Portfolio, the Advisory Foreign
Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio. MSIM
Limited, located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14
4QA, is a wholly-owned subsidiary of Morgan Stanley. Under an Investment
Sub-Advisory Agreement with the Adviser, MSIM Limited, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of these
Portfolios, makes certain day-to-day investment decisions for these Portfolios and places certain of the Portfolios' purchase and sales orders. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the
Adviser receives from the Fund in respect of these Portfolios. The Investment
Sub-Advisory Agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

                                      64

   As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolios and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), each Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:

Portfolio                                                     Rate (%)
---------                               -----------------------------------------------------

Equity Portfolio/+/.................... 0.50% of the portion of the daily net assets not exceeding $150 million; 0.45% of the portion of the
                                        daily net assets exceeding $150 million but not
                                        exceeding $250 million; 0.40% of the portion of the
                                        daily net assets exceeding $250 million but not
                                        exceeding $350 million; and 0.35% of the portion of
                                        the daily net assets exceeding $350 million

Growth Portfolio*...................... Unfunded

Mid Cap Growth Portfolio............... 0.500

U.S. Mid Cap Value Portfolio/+/........ 0.72% of the portion of the daily net assets not exceeding $1 billion; and 0.65% of the portion of the
                                        daily net assets exceeding $1 billion

U.S. Small Cap Value Portfolio/+/...... 0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the
                                        daily net assets exceeding $500 million but not
                                        exceeding $1 billion; and 0.62% of the portion of the
                                        daily net assets exceeding $1 billion

Value Portfolio/+/..................... 0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the
                                        daily net assets exceeding $1 billion but not
                                        exceeding $2 billion; 0.40% of the portion of the
                                        daily net assets exceeding $2 billion but not
                                        exceeding $3 billion; and 0.35% of the portion of the
                                        daily net assets exceeding $3 billion

Value II Portfolio*.................... Unfunded

U.S. Core Fixed Income Portfolio....... 0.375

Core Plus Fixed Income Portfolio/+/.... 0.375% of the portion of the daily net assets not exceeding $1 billion; and 0.30% of the portion of the
                                        daily net assets exceeding $1 billion

Investment Grade Fixed Income Portfolio 0.375

High Yield Portfolio/+/................ 0.45% of the portion of the daily net assets not exceeding $1.5 billion; and 0.40% of the portion of
                                        the daily net assets exceeding $1.5 billion

Intermediate Duration Portfolio........ 0.375

International Fixed Income Portfolio... 0.375

Limited Duration Portfolio............. 0.300

Municipal Portfolio.................... 0.375

New York Municipal Portfolio*.......... 0.375

                                      65

              Portfolio                                   Rate (%)
              ---------                                   --------

              Targeted Duration Portfolio*............... Unfunded

              Balanced Portfolio......................... 0.450

              Balanced Plus Portfolio*................... Unfunded

              Advisory Foreign Fixed Income Portfolio.... 0.375

              Advisory Foreign Fixed Income II Portfolio. 0.375

              Advisory Mortgage Portfolio................ 0.375

              Mortgage Advisory Portfolio*............... 0.375

              Investment Grade Credit Advisory Portfolio* 0.375

--------
*  As of the date of this SAI, these Portfolios are not operational.
+  Effective November 1, 2004, the Board of Trustees approved amending and restating the Agreement to reduce the fee payable as set forth above.

   The Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from Portfolio assets for the
Institutional Class of the U.S. Core Fixed Income, Municipal, Targeted
Duration, Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and
Advisory Mortgage Portfolios from exceeding 0.50%, 0.50%, 0.45%, 0.15%, 0.15%
and 0.08% of their average daily net assets, respectively. The Adviser also has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from Portfolio assets for the Adviser Class of the U.S. Core
Fixed Income Portfolio from exceeding 0.75% of its average daily net assets.

   For the fiscal years ended September 30, 2002, 2003 and 2004, the Fund paid the following advisory fees:

                                             Advisory Fees Paid   Advisory Fees Waived
                                           ---------------------- --------------------
                                            2002    2003   2004   2002   2003   2004
Portfolio                                   (000)   (000)  (000)  (000)  (000)  (000)
---------                                  ------- ------- ------ -----  -----  -----

Equity Portfolio.......................... $ 1,544 $   878 $  842 $  0   $  0   $  0
Growth Portfolio*.........................       *       *      *    *      *      *
Mid Cap Growth Portfolio..................   7,457   4,409  6,105    0      0      0
U.S. Mid Cap Value Portfolio..............   9,611   4,722  2,898    0      0      0
U.S. Small Cap Value Portfolio............   7,720   4,200  4,026    0      0      0
Value Portfolio...........................   7,395   4,886  5,942    0      0      0
Value II Portfolio*.......................       *       *      *    *      *      0
U.S. Core Fixed Income Portfolio..........     848   1,245    897   79     31     51
Core Plus Fixed Income Portfolio..........  15,665  13,881  9,598    0      0      0
Investment Grade Fixed Income Portfolio...   1,408   2,124  2,070    0      0      0
High Yield Portfolio......................   2,712   1,557  1,410    0      0      0
Intermediate Duration Portfolio...........     385     497    492    0      0      0
International Fixed Income Portfolio......     304     403    506    0      0      0
Limited Duration Portfolio................     888   1,590  2,463    0      0      0
Municipal Portfolio.......................     691   1,059  1,304   36     26     33
New York Municipal Portfolio*.............       *       *      *    *      *      *
Targeted Duration Portfolio*..............       *       *      *    *      *      *
Balanced Portfolio........................   1,969   1,413  1,289    0      0      0
Balanced Plus Portfolio*..................       *       *      *    *      *      *
Advisory Foreign Fixed Income Portfolio...       0       0      0  614    211    486
Advisory Foreign Fixed Income II Portfolio       0       0      0  177     39     94

                                      66

                                            Advisory Fees Paid Advisory Fees Waived
                                            -----------------  --------------------
                                            2002   2003  2004  2002   2003   2004
Portfolio                                   (000)  (000) (000) (000)  (000)  (000)
---------                                   -----  ----- ----- ------ ------ ------

Advisory Mortgage Portfolio................   0      0     0   27,615 24,818 17,229
Mortgage Advisory Portfolio*...............   *      *     *        *      *      *
Investment Grade Credit Advisory Portfolio*   *      *     *        *      *      *

--------
* Not in operation during the period.

   The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund's Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act)
of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund. If the holders of any Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Portfolio which approved the Agreement, and to any Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Portfolio without the payment of any penalty, at any time,
(1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon
90 days' written notice to the Fund.

   The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on their relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

   The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of
Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

Proxy Voting Policies and Procedures and Proxy Voting Record

   The Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities are attached hereto as Appendix B.
Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 869-NEWS or by visiting the Mutual Fund
Center on our web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's (the "SEC") web site at
http://www.sec.gov.

Approval of the Advisory Agreements

   In approving the Investment Advisory Agreement, and the Investment
Sub-Advisory Agreements, the Board of Trustees, including the Independent
Trustees, considered the nature, quality and scope of the services provided by the Adviser and the Sub-Adviser, the performance, fees and expenses of each
Portfolio compared to other similar investment companies, the Adviser's and the
Sub-Adviser's expenses in providing the services, the profitability of the
Adviser and the Sub-Adviser and their affiliated companies and other benefits they derive

                                      67

from their relationship with the Fund and the extent to which economies of scale are shared with each Portfolio. The Independent Trustees reviewed reports from third parties and management about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent
Trustees noted their confidence in the capability and integrity of the senior management and staff of the Adviser and the Sub-Adviser and the financial strength of the Adviser and the Sub-Adviser and their affiliated companies. The
Independent Trustees weighed the foregoing factors in light of the advice given to them by legal counsel to the Fund as to the law applicable to the review of investment advisory contracts. In addition, the Independent Trustees also considered the following factors:

Equity Portfolios

Equity Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2003, was lower than the Portfolio's peer group average. They further noted that the Portfolio's total expense ratio was lower than the Portfolio's peer group average. The Independent Trustees evaluated the performance of the Portfolio relative to its peer group and noted that the
Portfolio's performance for the one year period and for the period since a change in the management team on September 30, 2003 was better than its peer group average, but its three and five year performance was lower than the peer group average.

Mid Cap Growth Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2003, was lower than the Portfolio's peer group average. They further noted that the Portfolio's total expense ratio was lower than the Portfolio's peer group average. The Independent Trustees evaluated the performance of the Portfolio relative to its peer group and noted that although the Portfolio's three and five year performance was lower than the peer group average, its latest one year performance was better than its peer group average.

U.S. Mid Cap Value Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2004, was higher than the Portfolio's peer group average. They discussed the management fee with the Investment Adviser and the fee was subsequently reduced from 0.750% to 0.75% of the portion of the daily net assets not exceeding $1.0 billion and 0.650% of the portion of the daily net assets exceeding $1.0 billion. The Independent Trustees further noted
that the Portfolio's other expenses and total expense ratio were lower than its peer group average. The Independent Trustees evaluated the performance of the
Portfolio relative to its peer group and noted that the Portfolio's long term performance was lower than its peer group average. They considered, in this regard, the fact that a new portfolio management team had assumed responsibility of the Portfolio on October 31, 2003. The Independent Trustees
decided to allow the new team more time to improve performance.

U.S. Small Cap Value Portfolio

   In evaluating the reasonableness of the advisory fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2004, was higher than the Portfolio's peer group average. They discussed the advisory fee with the Investment Adviser and the fee was subsequently reduced on November 1, 2003 from 0.750% on all assets to 0.67% of the portion of the daily net assets not exceeding $500 million;
0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.62% of the portion of the daily net assets exceeding $1 billion. The Independent Trustees further noted that the
Portfolio's other expenses and total expense ratio were lower than its peer group average. The Independent Trustees also evaluated the performance of the
Portfolio relative to its peer group and noted that the Portfolio's performance was lower than its peer group average. They considered, in this regard, the fact that a new lead portfolio manager assumed responsibility for leading the portfolio management team on September 30, 2003. The Independent Trustees decided to allow the team more time to improve performance.

                                      68

Value Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2004, was lower than the Portfolio's peer group average. The Independent Trustees further noted that the Portfolio's total expense ratio was lower than its peer group average. The Independent Trustees evaluated the performance of the Portfolio relative to its peer group and noted
that although its five year performance was lower than the peer group average its, one year and three year performance was better than its peer group average.

Balanced Portfolios

Balanced Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2003, was lower than the Portfolio's peer group average. They further noted that the Portfolio's total expense ratio was lower than the Portfolio's peer group average. The Trustees evaluated the performance of the Portfolio relative to its peer group and noted that the Portfolio's one, three and five year performance was lower than the peer group average. The
Trustees discussed with the Investment Adviser possible steps designed to improve performance.

Fixed Income Portfolios

Core Plus Fixed Income Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2003, was lower than the Portfolio's peer group average. They also noted that the management fee did not include any breakpoints. They discussed this matter with the Investment Adviser and the management fee was subsequently reduced on November 1, 2004 from 0.455% of daily net assets to 0.375% of the portion of the daily net assets not exceeding
$1 billion and 0.30% of the portion of the net assets exceeding $1 billion.
They further noted that the Portfolio's expense ratio was lower than the
Portfolio's peer group average. The Trustees evaluated the performance of the
Portfolio relative to its peer group and noted that although the Portfolio's one and three year performance was below its peer group average its five year performance was better than its peer group average. They also noted that the
Portfolio's yield was above the peer group average for all periods. The
Trustees discussed with the Investment Adviser ways to improve performance and subsequently performance did improve.

U.S. Core Fixed Income Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2003, was lower than the Portfolio's peer group average. They further noted that the Portfolio's expense ratio was lower than the Portfolio's peer group average. The Independent Trustees evaluated the performance of the Portfolio relative to its peer group and noted that although the Portfolio's one year total return was lower than its peer group average, its three and five year total return was better than the peer group average, and its yield was better than the average for all three periods.

Investment Grade Fixed Income Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2003, was lower than the Portfolio's peer group average. They further noted that the Portfolio's expense ratio was lower than the Portfolio's peer group average. The Independent Trustees evaluated the performance of the Portfolio relative to its peer group and noted that the
Portfolio's one year total return was lower than its peer group average, but its three and five year total return was better than the peer group average and the Fund's yield was better than average for the three periods.

                                      69

High Yield Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2003, was lower than the Portfolio's peer group average. They further noted that the Portfolio's expense ratio was lower than the Portfolio's peer group average. The Independent Trustees evaluated the performance of the Portfolio relative to its peer group and noted that the
Portfolio's one year performance was better than its peer group average, but its three and five year performance was lower than the peer group average.
Conversely, the Fund's yield was better than the peer group average for the three and five year periods but lower than average for the one year period. The
Trustees decided to allow the management team more time to try to improve performance.

Intermediate Duration Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2003, was identical to the Portfolio's peer group average. They further noted that the Portfolio's total expense ratio was lower than its peer group average. The Trustees evaluated the performance of the Portfolio relative to its peer group and noted that the one year performance was slightly less while the three and five year performance was better than the peer group average. They also noted that the Portfolio's yield was slightly better than the peer group average for the one year period, less for the three year period and better for the five year period.

International Fixed Income Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2003, was lower than the Portfolio's peer group average. They further noted that the Portfolio's total expense ratio was lower than the Portfolio's peer group average. The Independent Trustees evaluated the performance of the Portfolio relative to its peer group and noted that the
Portfolio's performance for the one and three year periods was better than its peer group average, but its five year performance was lower than the peer group average, and the Fund's yield was below average for all three periods. The
Trustees discussed with the Investment Adviser the reason for the lower yields and were informed that it was due to the Portfolio's short duration position and its emphasis on lower yielding investment grade markets.

Limited Duration Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2003, was lower than the Portfolio's peer group average. They further noted that the Portfolio's expense ratio was lower than the Portfolio's peer group average. The Independent Trustees evaluated the performance of the Portfolio relative to its peer group and noted that the
Portfolio's total return and yield for the one, three and five year periods was close to or better than the peer group average.

Municipal Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2003, was lower than the Portfolio's peer group average. They further noted that the Portfolio's expense ratio was lower than the Portfolio's peer group average. The Independent Trustees evaluated the performance of the Portfolio relative to its peer group and noted that the
Portfolio's total return and yield for the one, three and five year periods was better than the peer group average.

Advisory Foreign Fixed Income Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2003, was lower than the Portfolio's

                                      70

peer group average. They further noted that the Portfolio's expense ratio was lower than the Portfolio's peer group average. The Independent Trustees evaluated the performance of the Portfolio relative to its peer group and noted
that the Portfolio's five year performance was better than its peer group average, but its one and three year performance was lower than the peer group average. Also, they were informed by the Investment Adviser that evaluation of performance relative to a peer group of Portfolios with similar investment objectives is not meaningful or relevant since the Portfolio is a component of separately managed accounts with other investments and different investment strategies.

Advisory Foreign Fixed Income II Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2003, was zero because the Investment Adviser was waiving its contractual fee, which was itself lower than the Portfolio's peer group average. They further noted that the Portfolio's expense ratio was lower than the Portfolio's peer group average. The Independent Trustees evaluated the performance of the Portfolio relative to its peer group and noted
that the Portfolio's long term performance was lower than its peer group average. Also, they were informed by the Investment Adviser that evaluation of performance relative to a peer group of Portfolios with similar investment objectives is not meaningful or relevant since the Portfolio is a component of separately managed accounts with other investments and different investment strategies.

Advisory Mortgage Portfolio

   In evaluating the reasonableness of the management fee, the Independent
Trustees noted that the effective management fee, at asset levels as of the fiscal year ended September 30, 2003, was lower than the Portfolio's peer group average. They further noted that the Portfolio's expense ratio was lower than the Portfolio's peer group average. The Independent Trustees evaluated the performance of the Portfolio relative to its peer group and noted that the
Portfolio's performance for the one, three and five year periods was better than the peer group average.

   Based upon its review, the Board of Trustees, including all of the
Independent Trustees, determined, in the exercise of its business judgment, that approval of the Investment Advisory Agreement (and the Investment
Sub-Advisory Agreements respecting the International Fixed Income, Advisory
Foreign Fixed Income, Advisory Foreign Fixed Income II and Balanced Portfolios)
was in the best interests of each Portfolio and its shareholders.

                             PRINCIPAL UNDERWRITER

   Morgan Stanley Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, with its principal office at One Tower Bridge, 100
Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881,
distributes the shares of the Fund. Under the Distribution Agreement, the
Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund's
Board, including a majority of those Trustees who are not parties to such
Distribution Agreement nor interested persons of any such party. The
Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

   Shareholder Service Agreement. The Fund has entered into a Shareholder
Service Agreement with the Distributor whereby the Distributor will compensate service providers who provide certain services to clients who beneficially own
Investment Class shares of the Portfolios described in the Investment Class prospectus. Each Portfolio (offering Investment Class shares) will pay to the
Distributor a fee at the annual rate of 0.15% of the average daily net assets of such Portfolio attributable to the Investment Class shares serviced by the service provider, which fee will be computed daily and paid monthly. During the fiscal year ended September 30, 2004, the Balanced, Core Plus Fixed Income,
High Yield, Intermediate Duration, U.S. Mid Cap Value and Value Portfolios paid
$8,213, $186,097, $1,668, $165,404, $20,294 and $50,160, respectively, to compensate the Distributor under this Shareholder Service Agreement.

                                      71

   Other than $46,983 of fees retained by the Distributor, fees paid to the
Distributor during the fiscal year were used to reimburse third-parties for shareholder service-related activities performed on behalf of the Fund.

                            DISTRIBUTION OF SHARES

   The Fund's Distribution Plan provides that the Adviser Class Shares will pay the Distributor an annualized fee of up to 0.25% of the average daily net assets of each Portfolio attributable to Adviser Class Shares, which the
Distributor can use to compensate broker/dealers and service providers which provide distribution services to Adviser Class Shareholders or their customers who beneficially own Adviser Class Shares.

   The Fund has adopted the Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Fund and the Trustees who are not
"interested persons" of the Fund within the meaning of the 1940 Act. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The
Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Adviser Class
Shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Fund and of the Trustees who are not
"interested persons" of the Fund. For the fiscal year ended September 30, 2004, the Balanced, Core Plus Fixed Income, Equity, High Yield, Investment Grade
Fixed Income, Mid Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S.
Core Fixed Income, and Value Portfolios paid $151,074, $355,294, $835, $34,591,
$2,122, $1,612,069, $168,422, $166,132, $25,505, and $2,033,252, respectively, in distribution fees pursuant to the Distribution Plan.

   Other than $80,328 of fees retained by the Distributor, fees paid to the
Distributor during the fiscal year were used to reimburse third-parties for distribution-related services performed on behalf of the Fund.

Revenue Sharing

   The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to affiliates, certain insurance companies and/or other financial intermediaries ("Intermediaries") in connection with the sale or retention of shares of the Portfolios and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balances and/or for sub-accounting, recordkeeping, administrative or transaction processing services. Such payments are in addition to any distribution-related or shareholder servicing fees that may be payable by the Portfolios. The additional payments are generally based on current assets but may also be based on other measures as determined from time to time by the Adviser or Distributor (e.g. gross sales or number of accounts). The amount of these payments, as determined from time to time by the
Adviser or the Distributor, may be different for different Intermediaries.

   The additional payments currently made to certain affiliated entities of the
Adviser or the Distributor ("Affiliated Entities") and Intermediaries include the following annual amounts paid out of the Adviser's or the Distributor's own funds:

    (1)With respect to Affiliated Entities, an amount equal to 35% of each
       Portfolio's advisory fees accrued from the average daily net assets of shares of the Portfolio held in the Affiliated Entity's accounts;

    (2)An amount up to 0.10% of the average daily net assets of shares of the
       Portfolio held in the Intermediaries' accounts; and

    (3)With respect to Investment Class shares held through Morgan Stanley's
       Stable Value Program, an amount up to 0.22% of the average daily net assets of such shares to Affiliated Entities or Intermediaries.

                                      72

   The prospect of receiving, or the receipt of, additional compensation as described above by Affiliated Entities or other Intermediaries, may provide
Affiliated Entities and such Intermediaries and their representatives or employees with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Affiliated Entity or
Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Portfolio. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares. Investors should review carefully any disclosure provided by an Affiliated Entity or
Intermediary as to its compensation.

                              FUND ADMINISTRATION

   Morgan Stanley Investment Management Inc. also serves as Administrator to the Fund pursuant to an Amended and Restated Administration Agreement dated as of November 1, 2004. Under its Amended and Restated Administration Agreement
with the Fund, Morgan Stanley Investment Management Inc. receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. JPMorgan Investor Services Co. provides fund accounting and other services pursuant to a sub-administration agreement.

                                      73

   For the fiscal years ended September 30, 2002, 2003 and 2004, the Fund paid the following administrative fees (no administrative fees were waived):

                                                    Administrative Fees Paid
                                                    ------------------------
                                                    2002     2003    2004
        Portfolio                                   (000)    (000)   (000)
        ---------                                    ------  ------  ------

        Equity Portfolio........................... $  289   $  143  $  135
        Growth Portfolio*..........................      *        *       *
        Mid Cap Growth Portfolio...................  1,249      688     977
        U.S. Mid Cap Value Portfolio...............  1,156      525     309
        U.S. Small Cap Value Portfolio.............    937      450     429
        Value Portfolio............................  1,318      787     951
        Value II Portfolio*........................      *        *       *
        U.S. Core Fixed Income Portfolio...........    212      270     202
        Core Plus Fixed Income Portfolio...........  3,660    3,028   2,048
        Investment Grade Fixed Income Portfolio....    323      451     442
        High Yield Portfolio.......................    504      282     251
        Intermediate Duration Portfolio............     87      106     105
        International Fixed Income Portfolio.......     69       85     108
        Limited Duration Portfolio.................    240      411     657
        Municipal Portfolio........................    155      227     285
        New York Municipal Portfolio*..............      *        *       *
        Targeted Duration Portfolio*...............      *        *       *
        Balanced Portfolio.........................    370      248     229
        Balanced Plus Portfolio*...................      *        *       *
        Advisory Foreign Fixed Income Portfolio....    137       35     104
        Advisory Foreign Fixed Income II Portfolio.     39        7      20
        Advisory Mortgage Portfolio................  6,399    5,341   3,676
        Mortgage Advisory Portfolio*...............      *        *       *
        Investment Grade Credit Advisory Portfolio*      *        *       *

--------
* Not operational during the period.

                            OTHER SERVICE PROVIDERS

   Custodian. JPMorgan Chase & Co., located at 3 Chase MetroTech Center,
Brooklyn, NY 11245, serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

   Transfer and Dividend Disbursing Agent. JPMorgan Investor Services Company,
73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and Dividend Disbursing Agent.

   Independent Registered Public Accounting Firm. Ernst & Young LLP, located at
200 Clarendon Street, Boston, MA 02116-5072, serves as independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio.

   Fund Counsel. Clifford Chance US LLP, located at 31 West 52/nd/ Street, New
York, NY 10019, acts as the Fund's legal counsel.

                                      74

                            BROKERAGE TRANSACTIONS

Portfolio Transactions

   The Investment Advisory Agreement authorizes the Adviser and/or Sub-Adviser, if applicable, to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and directs the Adviser and/or Sub-Adviser, if applicable, to use its best efforts to obtain the best execution with respect to all transactions for the
Portfolios. In so doing, the Adviser and/or Sub-Adviser, if applicable, will consider all matters it deems relevant, including the following: the Adviser's and/or Sub-Adviser's, if applicable, knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the
Adviser's and/or Sub-Adviser's, if applicable, knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

   In seeking to implement the Fund's policies, the Adviser and/or Sub-Adviser, if applicable, effects transactions with those brokers and dealers who the
Adviser and/or Sub-Adviser, if applicable, believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser and/or
Sub-Adviser, if applicable, believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios or the Adviser and/or Sub-Adviser, if
applicable. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser and/or
Sub-Adviser, if applicable, from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

   The Adviser and/or Sub-Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. However, the Adviser and/or Sub-Adviser, if applicable, may place Portfolio orders with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of shares of the
Portfolios for their clients.

   The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the
Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

   As a wholly-owned subsidiary of Morgan Stanley, the Adviser and/or
Sub-Adviser, if applicable, is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the "Affiliated
Brokers"). The Adviser and/or Sub-Adviser, if applicable, may, in the exercise of its discretion under its Investment Advisory Agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers.

                                      75

Commissions Paid

   For the fiscal years ended September 30, 2002, 2003, and 2004, the Fund paid brokerage commissions of approximately $28,092,637, $22,142,421 and $13,303,646 respectively. For the fiscal years ended September 30, 2002, 2003, and 2004, the Fund paid in the aggregate, $301,000, $208,315 and $308,515 respectively, as brokerage commissions to Morgan Stanley & Co. Incorporated ("Morgan Stanley
& Co."), an affiliated broker-dealer. For the fiscal year ended September 30,
2004, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 2.32% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 2.17% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid. For the fiscal years ended September 30, 2002, 2003 and 2004, the Fund did not pay any brokerage commissions to Morgan Stanley DW Inc., ("DW"), an affiliated broker-dealer.

   For the fiscal year ended September 30, 2004, each Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

                                              Fiscal Year Ended September 30, 2004
                                              -----------------------------------
                                                                 Percent of
                                                            Total Commissions to
  Portfolio                                   Total ($)     Morgan Stanley & Co.
  ---------                                    ----------   --------------------

  Equity..................................... $  323,517            0.40%
  Growth*....................................          *               *
  Mid Cap Growth.............................  4,635,723            1.19
  U.S. Mid Cap Value.........................  2,103,851            1.19
  U.S. Small Cap Value.......................  2,359,033            8.69
  Value......................................  2,877,436            0.61
  Value II*..................................          *               *
  U.S. Core Fixed Income.....................     21,882            0.00
  Core Plus Fixed Income.....................    207,094            0.00
  Investment Grade Fixed Income..............     33,253            0.00
  High Yield.................................     25,685            0.00
  Intermediate Duration......................     10,351            0.00
  International Fixed Income.................      8,218            0.00
  Limited Duration...........................     49,393            0.00
  Municipal..................................     28,606            0.00
  NY Municipal*..............................          *               *
  Targeted Duration*.........................          *               *
  Balanced...................................    414,953            1.14
  Balanced Plus*.............................          *               *
  Advisory Foreign Fixed Income..............     16,624            0.00
  Advisory Foreign Fixed Income II...........      3,254            0.00
  Advisory Mortgage..........................    184,773            0.00
  Mortgage Advisory Portfolio*...............          *               *
  Investment Grade Credit Advisory Portfolio*          *               *

--------
*  Not operational during the period.

                                      76

   For the fiscal years ended September 30, 2003 and September 30, 2002 each
Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

   Brokerage Commission Paid During Fiscal Years Ended September 30, 2003 and
2002

                                            Fiscal Year Ended  Fiscal Year Ended
                                            September 30, 2003 September 30, 2002
                                            -----------------  -----------------
                                                       Morgan             Morgan
                                                       Stanley            Stanley
                                              Total     & Co.    Total     & Co.
                                            ---------- ------- ---------- -------

Equity..................................... $  453,411  0.00%  $1,052,735  6.65%
Growth*....................................          *     *            *     *
Mid Cap Growth.............................  6,385,784  0.28    9,409,699  0.90
U.S. Mid Cap Value.........................  5,632,484  1.81    6,837,935  0.54
U.S. Small Cap Value.......................  5,332,342  0.00    4,480,554  0.40
Value......................................  2,562,204  3.39    2,048,064  3.91
Value II*..................................          *     *            *     *
U.S. Core Fixed Income.....................     26,974  0.00       34,540  0.00
Core Plus Fixed Income.....................    405,958  0.00      563,138  0.00
Investment Grade Fixed Income..............     47,260  0.00       58,384  0.00
High Yield.................................     22,360  0.00       26,216  0.00
Intermediate Duration......................     21,034  0.00       28,334  0.00
International Fixed Income.................      4,032  0.00        2,553  0.00
Limited Duration...........................     42,623  0.00       59,779  0.00
Municipal..................................     42,641  0.00       58,039  0.00
NY Municipal*..............................          *     *            *     *
Targeted Duration*.........................          *     *            *     *
Balanced...................................    454,148  0.41      983,822  0.00
Balanced Plus*.............................          *     *            *     *
Advisory Foreign Fixed Income..............      4,800  0.00            0  0.00
Advisory Foreign Fixed Income II...........      1,732  0.00            0  0.00
Advisory Mortgage..........................    329,982  0.00      880,408  0.00
Mortgage Advisory Portfolio*...............          *     *            *     *
Investment Grade Credit Advisory Portfolio*          *     *            *     *

--------
*  Not operational during the period.

                                      77

   Directed Brokerage. During the fiscal year ended September 30, 2004, the
Portfolios paid brokerage commissions to brokers because of research services provided as follows:

                                             Brokerage Commissions    Aggregate Dollar Amount
                                             Directed in Connection  of Transactions for which
                                             with Research Services    Such Commissions were
                                            Provided for Fiscal Year   Paid for Fiscal Year
                                                     Ended                     Ended
Portfolio                                      September 30, 2004       September 30, 2004
---------                                   ------------------------ -------------------------

Equity.....................................        $  167,447             $  117,632,896
Growth*....................................                --                         --
Mid Cap Growth.............................         4,322,011              3,049,682,075
U.S. Mid Cap Value.........................         1,243,027                563,601,427
U.S. Small Cap Value.......................         2,116,475              1,112,272,054
Value......................................         2,585,702              1,767,737,323
Value II*..................................                --                         --
U.S. Core Fixed Income.....................                --                         --
Core Plus Fixed Income.....................                --                         --
Investment Grade Fixed Income..............                --                         --
High Yield.................................             2,308                    667,807
Intermediate Duration......................                --                         --
International Fixed Income.................                --                         --
Limited Duration...........................                --                         --
Municipal..................................                --                         --
NY Municipal*..............................                --                         --
Targeted Duration*.........................                --                         --
Balanced...................................           351,379                387,096,969
Balanced Plus*.............................                --                         --
Advisory Foreign Fixed Income..............                --                         --
Advisory Foreign Fixed Income II...........                --                         --
Advisory Mortgage..........................                --                         --
Mortgage Advisory Portfolio*...............                --                         --
Investment Grade Credit Advisory Portfolio*                --                         --

--------
*  No information is provided for the Growth, Value II, NY Municipal, Targeted
   Duration, Balanced Plus, Mortgage Advisory and Investment Grade Credit
   Advisory Portfolios because they were not operational during the last fiscal year ended September 30, 2004.

   Regular Broker-Dealers. The Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares.
During the fiscal year ended September 30, 2004, the following Portfolios purchased securities issued by the Fund's regular broker-dealers:

                                      78

                          VALUE OF PORTFOLIO HOLDING

                                                                       Value of Portfolio Holding as of
Portfolio                               Regular Broker-Dealer                 September 30, 2004
---------                               ---------------------          --------------------------------

Equity Portfolio....................... J.P. Morgan Chase & Co.                  $ 5,826,000
                                        Citigroup, Inc.                          $ 3,730,000
                                        Lehman Brothers Holdings, Inc.           $ 3,617,000
                                        Merrill Lynch & Co., Inc.                $ 3,231,000
                                        Bank of America Corporation              $ 2,545,000
                                        Prudential Securities, Inc.              $ 2,141,000
                                        Goldman Sachs Group, Inc.                $   475,000

Core Plus Fixed Income Portfolio....... Goldman Sachs Group, Inc.                $ 9,267,000
                                        J.P. Morgan Chase & Co.                  $ 9,785,000
                                        Citigroup, Inc.                          $ 8,935,000
                                        Prudential Holdings LLC                  $ 7,500,000

Value Portfolio........................ Bank of America Corporation              $31,371,000
                                        Citigroup, Inc.                          $26,026,000
                                        J.P. Morgan Chase & Co.                  $ 6,532,000
                                        Merrill Lynch & Co., Inc.                $ 6,200,000
                                        Lehman Brothers Holdings, Inc.           $ 3,468,000
                                        Goldman Sachs Group, Inc.                $   895,000

U.S. Core Plus Fixed Income Portfolio.. Citigroup, Inc.                          $ 1,206,000
                                        Goldman Sachs Group, Inc.                $   792,000
                                        J.P. Morgan Chase & Co.                  $   686,000
                                        Prudential Holdings LLC                  $   737,000

Investment Grade Fixed Income Portfolio Citigroup, Inc.                          $ 3,093,000
                                        Goldman Sachs Group, Inc.                $ 2,244,000
                                        Prudential Holdings LLC                  $ 1,667,000
                                        J.P. Morgan Chase & Co.                  $ 1,015,000

Limited Duration Portfolio............. Bank of America Corporation              $ 5,758,000
                                        Citigroup, Inc.                          $ 5,579,000
                                        Lehman Brothers Holdings, Inc.           $ 4,631,000
                                        Goldman Sachs Group, Inc.                $ 2,820,000
                                        J.P. Morgan Chase & Co.                  $ 1,507,000

Balanced Portfolio..................... Citigroup, Inc.                          $ 3,208,000
                                        J.P. Morgan Chase & Co.                  $ 1,533,000
                                        Merrill Lynch & Co., Inc.                $ 1,097,000
                                        Lehman Brothers Holdings, Inc.           $   998,000
                                        Goldman Sachs Group, Inc.                $   951,000
                                        Prudential Holdings LLC                  $   295,000
                                        Bear Stearns & Co., Inc.                 $   202,000

International Fixed Income Portfolio... Goldman Sachs Group, Inc.                $   493,000
                                        Deutsche Bank AG                         $   264,000

Intermediate Duration Portfolio........ Bank of America Corporation              $   991,000
                                        Citigroup, Inc.                          $   946,000
                                        Goldman Sachs Group, Inc.                $   616,000
                                        J.P. Morgan Chase & Co.                  $   367,000
                                        Lehman Brothers Holdings, Inc.           $   308,000

                                      79

   Portfolio Turnover. The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held.
Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over
100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under
"Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                              GENERAL INFORMATION

Fund History

   Morgan Stanley Institutional Fund Trust (formerly MAS Funds) is an open-end management investment company established under Pennsylvania law as a
Pennsylvania business trust under an Amended and Restated Agreement and
Declaration of Trust dated November 18, 1993 (the "Declaration of Trust"). The
Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February, 1984.

Description of Shares and Voting Rights

   The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Portfolios") of shares. Currently the Fund consists of twenty-four
Portfolios (seven of which are not operational).

   The shares of each Portfolio of the Fund are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the
Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held)
in the shareholder's name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a distribution plan or service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

   Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a
Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Dividends and Distributions

   The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains)
taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

   Any dividend or distribution paid shortly after the purchase of shares of a
Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

                                      80

   Unless the shareholder elects otherwise in writing, all dividends and distributions are automatically received in additional shares of that Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income
Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. An account statement is sent to shareholders whenever a dividend or distribution is paid.

   Each Portfolio of the Fund is treated as a separate entity (and hence, as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

   In all Portfolios undistributed net investment income is included in the
Portfolio's net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

   Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Portfolio.

Shareholder and Trustee Liability

   Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

   Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

   The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the
Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

                                      81

                              TAX CONSIDERATIONS

   Each Portfolio generally will make two basic types of distributions:
ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of a Portfolio will affect the amount, timing and character of distributions made by such Portfolio. Tax issues relating to the
Portfolios generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or
401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

   Investment Company Taxation: Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). As such, each Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions.

   Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRS or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

   Each Portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, each Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

   In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income and 90% of its investment company taxable income; (ii) at the close of each quarter of a Portfolio's taxable year, at least 50% of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the Portfolio owns at least
20% of the voting power of such issuers. Under recently enacted legislation, net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will also be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for the purposes of the diversification requirements in clause (iii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a registered investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The legislation also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

   Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio's fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised of the nature of the payments.

                                      82

   Gains or losses on the sale of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment if gains and losses recognized by a Portfolio when makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

   Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Portfolios may be "Section 1256 contracts."
Section 1256 contracts held by a Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market"
gains or losses, on Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40")
although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

   Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by a Portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear.
The transactions may increase the amount of short-term capital gain realized by a Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

   A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

   Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

   The Code provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of a
Portfolio. Under this constructive sales treatment, the Portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.

   Under certain tax rules, a Portfolio may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Portfolio receives no payments in cash on the security during the year. To the extent that a Portfolio invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Portfolio level. Such distributions will be made from the available cash of the Portfolio or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The
Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

                                      83

   Taxation of Dividends and Distributions. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from a Portfolio. Such dividends and distributions, to the extent of the Portfolio's current and accumulated earnings and profits that are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or cash.
Under current law, ordinary income dividends received by a shareholder may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, a shareholder generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates. Distributions by a Portfolio in excess of the
Portfolio's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale or exchange of his or her shares, as discussed below.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all dividends would move to 35% in 2009 and 39.6% in 2011.

   Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed.
However, if any such dividends or distributions are declared in October,
November or December and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

   After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

   Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio of investment income and short-term capital gains.

   Under recently enacted legislation, a Portfolio will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Portfolio as "interest-related dividends"
or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, distributions of a Portfolio attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and
Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain
"non-domestically controlled" REITs, and certain REIT capital gain dividends)
will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United
States, generally subject to tax at the same rates applicable to U.S.
shareholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Such distributions may be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a federal income tax return. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before
January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

                                      84

   Although income received on direct U.S. Government obligations is taxable at the Federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S.
Government obligations. Shareholders should consult their tax advisers to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.

   Purchases, Redemptions and Exchanges of Portfolio Shares. Any dividend or capital gains distributions received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distributions would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than twelve months and short-term if for twelve months or less. Generally, for non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. Without future congressional action, the maximum rate on long-term capital gains would return to 20% in
2009. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal Portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

   Gain or loss on the sale or redemption of shares of a Portfolio is measured by the difference between the amount received and the tax basis of the shares.
Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

   Exchanges of shares of a Portfolio for shares of another Portfolio are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio.

   If a shareholder realizes a loss on the redemption or exchange of a
Portfolio's shares and reinvests in substantially similar shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to otherwise deduct capital losses may be subject to other limitations.

   Shareholders who are not citizens or residents of the United States and certain foreign entities that realize gain upon the sale or exchange of shares of a Portfolio will ordinarily be exempt from federal withholding tax unless:
(i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the
United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during a testing period described in the Code, the Portfolio was a "U.S. real property holding corporation," as defined in the Code and Treasury Regulations, and the foreign shareholder actually or constructively held more than 5% of the shares of the same class, the gain would be taxed in the same manner as for a U.S. shareholder as discussed above. A 10% federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign shareholder's federal income tax liability on such disposition.
However, under recently enacted legislation, beginning after December 31, 2004 through December 31, 2007, clause (ii) above will not apply if at all times

                                      85

during the testing period the value of the shares of a Portfolio is owned 50%
or more by U.S. persons. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.
When you open your Fund account, you must certify on your Account Registration
Form that your Social Security Number or Taxpayer Identification Number is
correct, and that you are not subject to backup withholding. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this SAI) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance of your taxes due on your income for such year.

   Foreign Income Taxes: Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolios'
assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable.

   If at the end of a Portfolio's year, more than 50% of a Portfolio's assets are represented by foreign securities, then such Portfolio may file an election with the Internal Revenue Service to pass through to shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

   If a Portfolio makes the above-described election, the Portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the Portfolio. The shareholders of the Portfolios will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rata share of any dividend paid by the Portfolio which represents income from sources within foreign countries;
and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in a Portfolio for 15 days or less during the 30-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

   Each shareholder of a Portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the Portfolio's gross income from foreign sources. The notice from the
Portfolio to shareholders will also include the amount of foreign taxes paid by the Portfolio which are not allowable as a foreign tax credit because the
Portfolio did not hold the foreign securities for more than 15 days during the
30-day period beginning on the date which is 15 days before the date on which the security becomes ex-dividend with respect to the foreign source dividend or because, and to the extent that, the recipient of the dividend is under an obligation to make related payments with respect to positions in substantially similar or related property. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass-through" of foreign tax credits.

   State and Local Income Taxes: The Fund is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders
should consult their tax advisers for the state and local income tax consequences of distributions from the Portfolios.

   Special Tax Considerations for the Municipal and New York Municipal
Portfolios: Each of the Municipal and New York Municipal Portfolios intends that at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets will consist of obligations the interest on which is excludable from

                                      86

gross income (i.e., municipal bonds and notes), so that it may pay
"exempt-interest" dividends to shareholders. Exempt-interest dividends, which are defined in the Code, are excluded from a shareholder's gross income for federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (imposed at a rate of 26%-28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers). A shareholder may, however, lose the federal tax-exempt status of the accrued income of the Portfolio if the shareholder redeems its shares before a dividend has been declared. Exempt-interest dividends received by shareholders from these Portfolios may be subject to state and local taxes, although some states allow a shareholder to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within the shareholder's state of residence.

   These Portfolios may invest in private activity municipal securities, the interest on which is subject to the federal alternative minimum tax for corporations and individuals. These Portfolios may not be an appropriate investment for persons who are "substantial users" (or persons related to
"substantial users") of facilities financed by industrial development bonds or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use in a trade or business or facility financed from the proceeds of industrial development bonds or private activity bonds.
Such persons should consult their tax advisors before purchasing shares.

   Any distributions paid to shareholders of either Portfolio that are derived from taxable interest or capital gains will be subject to federal income tax.
Additionally, such distributions are not eligible for the dividends received deduction for corporations.

   Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of these Portfolios is not deductible for federal income tax purposes to the extent that it relates to exempt-interest dividends distributed to the shareholder during the taxable year.

                        PRINCIPAL HOLDERS OF SECURITIES

   As of January 6, 2005, the following represents persons or entities that own of record or beneficially, more than 5% of the shares of any Class of the following Portfolios' outstanding shares:

                              INSTITUTIONAL CLASS
      -------------------------------------------------------------------
      PORTFOLIO        NAME AND ADDRESS       NUMBER OF SHARES % OF CLASS
      -------------------------------------------------------------------
      ADVISORY FOREIGN KAISER PERMANANTE         1,242,424       53.73%
      FIXED INCOME II  RETIREMENT PLANS
                       DEFINED BENEFIT
                       ATTN VIVIAN HEATH
                       1 KAISER PLAZA OLDSWAY
                       BLDG
                       OAKLAND CA 94612-3610
      -------------------------------------------------------------------
      ADVISORY FOREIGN MR. STEVE GALLAS            241,466       10.44%
      FIXED INCOME II  NISOURCE INC MASTER
                       RETIREMENT TRUST
                       801 E 86TH AVE
                       MERRILLVILLE IN 46410
      -------------------------------------------------------------------

                                      87

                              INSTITUTIONAL CLASS
    -----------------------------------------------------------------------
    PORTFOLIO        NAME AND ADDRESS           NUMBER OF SHARES % OF CLASS
    -----------------------------------------------------------------------
    ADVISORY FOREIGN MONSANTO COMPANY DEFINED        198,974        8.60%
    FIXED INCOME II  CONTRIBUTION
                     OWNERSHIP TRUST
                     ATTN GARY STENTZ
                     800 N LINDBERGH BLVD
                     ST, LOUIS MO 63167
    -----------------------------------------------------------------------
    ADVISORY FOREIGN CHASE MANHATTAN BANK AS         178,321        7.71%
    FIXED INCOME II  CUSTODIAN FBO
                     SMITHSONIAN INSTITUTION
                     ATTN HAZEL DRINKARD
                     4 NEW YORK PLZ 4TH FLR
                     NEW YORK, NY 10004
    -----------------------------------------------------------------------
    ADVISORY FOREIGN THE NORTHERN TRUST CO           133,131        5.76%
    FIXED INCOME II  SUCCESSOR CUST
                     FBO NORTHWEST COM
                     HEALTHCARE
                     A/C 26-41450/4-519921
                     P.O. BOX 92956
                     CHICAGO IL 60675-2956
    -----------------------------------------------------------------------
    ADVISORY FOREIGN THE JOHNS HOPKINS               123,091        5.32%
    FIXED INCOME II  UNIVERSITY
                     303 GARLAND HALL
                     3400 NORTH CHARLES ST
                     BALTIMORE MD 21218
    -----------------------------------------------------------------------
    ADVISORY FOREIGN MINNESOTA STATE BOARD OF      4,702,524       15.04%
    FIXED INCOME     INVESTMENTS
                     ATTN JASON MATZ
                     MGR FIXED INCOME
                     INVESTMENTS
                     SUITE 105 MEA BUILDING
                     55 SHERBURNE AVE
                     ST PAUL MN 55155
    -----------------------------------------------------------------------
    ADVISORY FOREIGN STATE STREET BANK AS TTEE     3,305,350       10.57%
    FIXED INCOME     FBO PACIFIC GAS & ELECTRIC
                     MAS FIXED INCOME ACCOUNT
                     ATTN ARTHUR BARNES
                     1776 HERITAGE DR
                     NORTH QUINCY MA 02171
    -----------------------------------------------------------------------
    ADVISORY FOREIGN MAC & CO A/C MDBF5000092      2,473,124        7.91%
    FIXED INCOME     FBO MUTUAL FUND
                     OPERATIONS
                     PO BOX 3198
                     PITTSBURGH PA 15230-3198
    -----------------------------------------------------------------------

                                      88

                              INSTITUTIONAL CLASS
    -----------------------------------------------------------------------
    PORTFOLIO         NAME AND ADDRESS          NUMBER OF SHARES % OF CLASS
    -----------------------------------------------------------------------
    ADVISORY FOREIGN  FIRST ENERGY CORPORATION      1,947,597       6.23%
    FIXED INCOME      ATTN DON PERRINE
                      76 SOUTH MAIN ST
                      AKRON OH 44308
    -----------------------------------------------------------------------
    ADVISORY FOREIGN  NORTHERN TRUST COMPANY AS     1,904,605       6.09%
    FIXED INCOME      CUSTODIAN
                      FBO DUKE ENERGY
                      CORPORATION
                      PO BOX 92956
                      CHICAGO IL 60675
    -----------------------------------------------------------------------
    ADVISORY FOREIGN  NORTHERN TRUST COMPANY AS     1,689,171       5.40%
    FIXED INCOME      CUSTODIAN
                      THE CHEYNE WALK TRUST
                      A/C 26-04874
                      PO BOX 92956
                      801 S CANAL ST
                      CHICAGO IL 60675
    -----------------------------------------------------------------------
    ADVISORY FOREIGN  NOVARTIS                      1,635,010       5.23%
    FIXED INCOME      ATTN PETER YUEN
                      608 FIFTH AVE
                      NEW YORK, NY 10020
    -----------------------------------------------------------------------
    ADVISORY MORTGAGE PACIFIC GAS & ELECTRIC       33,727,194       9.47%
                      COMPANY
                      PO BOX 770000
                      ATTN CAROLYN MARGIOTTI
                      MAIL CODE B24K
                      SAN FRANCISCO CA 94177
    -----------------------------------------------------------------------
    ADVISORY MORTGAGE MAC & CO A/C MDBF5000092     24,982,191       7.01%
                      FBO MUTUAL FUND
                      OPERATIONS
                      PO BOX 3198
                      PITTSBURGH PA 15230-3198
    -----------------------------------------------------------------------
    ADVISORY MORTGAGE FIRST ENERGY CORPORATION     19,291,382       5.42%
                      ATTN DON PERRINE
                      76 SOUTH MAIN ST
                      AKRON OH 44308
    -----------------------------------------------------------------------
    ADVISORY MORTGAGE NORTHERN TRUST COMPANY AS    17,981,731       5.05%
                      CUSTODIAN
                      FBO DUKE ENERGY
                      CORPORATION
                      PO BOX 92956
                      CHICAGO IL 60675-2956
    -----------------------------------------------------------------------

                                      89

                              INSTITUTIONAL CLASS
    -----------------------------------------------------------------------
    PORTFOLIO       NAME AND ADDRESS            NUMBER OF SHARES % OF CLASS
    -----------------------------------------------------------------------
    BALANCED        JP MORGAN CHASE AS TRUSTEE     11,107,097      58.13%
                    FBO SOUTHWEST
                    AIRLINES CO. 401K PLAN
                    9300 WARD PARKWAY
                    KANSAS CITY MO 64114
    -----------------------------------------------------------------------
    BALANCED        JP MORGAN CHASE AS TRUSTEE      3,584,687      18.76%
                    FBO SOUTHWEST
                    AIRLINES CO. PROFIT SHARING
                    PLAN
                    9300 WARD PARKWAY
                    KANSAS CITY MO 64114
    -----------------------------------------------------------------------
    BALANCED        TRANSCO & CO                    1,427,350       7.47%
                    ERISA ACCTS
                    PO BOX 523
                    BELLEVILLE IL 62222
    -----------------------------------------------------------------------
    CORE PLUS FIXED MAC & CO A/C MSWF1000302       45,551,447      24.44%
    INCOME          MUTUAL FUNDS OPERATIONS
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198
    -----------------------------------------------------------------------
    CORE PLUS FIXED MORGAN STANLEY DW INC.         31,651,707      16.98%
    INCOME          2000 WESTCHESTER AVENUE LD
                    PURCHASE, NY 10577
    -----------------------------------------------------------------------
    CORE PLUS FIXED FIDELITY INVESTMENTS            9,860,846       5.29%
    INCOME          INSTITUTIONAL
                    OPERATIONS FIIOC AS AGENT
                    FOR CERTAIN EE BENEFIT
                    PLANS
                    100 MAGELLAN WAY KWIC
                    COVINGTON KY 41015
    -----------------------------------------------------------------------
    EQUITY          MORGAN STANLEY DW INC.          9,336,162      50.89%
                    2000 WESTCHESTER AVENUE LD
                    PURCHASE, NY 10577
    -----------------------------------------------------------------------
    EQUITY          NORTHERN TRUST COMPANY          1,942,741      10.59%
                    TRUSTEE FBO
                    OCE-USA INC DIRECTED
                    RETIREMENT TRUST
                    PO BOX 92956
                    CHICAGO IL 60675-2956
    -----------------------------------------------------------------------

                                      90

                              INSTITUTIONAL CLASS
      --------------------------------------------------------------------
      PORTFOLIO    NAME AND ADDRESS            NUMBER OF SHARES % OF CLASS
      --------------------------------------------------------------------
      HIGH YIELD   MORGAN STANLEY DW INC.         18,460,811      34.49%
                   2000 WESTCHESTER AVENUE LD
                   PURCHASE, NY 10577
      --------------------------------------------------------------------
      HIGH YIELD   MAC & CO A/C MSWF4000132        8,660,476      16.18%
                   MUTUAL FUNDS OPERATIONS
                   PO BOX 3198
                   PITTSBURGH PA 15230-3198
      --------------------------------------------------------------------
      HIGH YIELD   NATIONAL INVESTOR SERVICES      5,046,509       9.43%
                   FBO
                   097-50000-19
                   55 WATER STREET 32ND FLOOR
                   NY NY 10041-999
      --------------------------------------------------------------------
      HIGH YIELD   CHARLES SCHWAB & CO INC         4,630,968       8.65%
                   SPECIAL CUSTODY ACCOUNT
                   FOR THE EXCLUSIVE BENEFIT
                   OF CUSTOMERS
                   ATTN MUTUAL FUNDS
                   101 MONTGOMERY ST
                   SAN FRANCISCO CA 94104
      --------------------------------------------------------------------
      HIGH YIELD   NATIONAL FINANCIAL              4,534,687       8.47%
                   SERVICES CORP
                   FOR THE EXCLUSIVE BENEFIT
                   OF OUR CUSTOMERS
                   PO BOX 3908
                   CHURCH STREET STATION
                   NEW YORK NY 10008-3908
      --------------------------------------------------------------------
      INTERMEDIATE MORGAN STANLEY DW INC.            300,463      42.57%
      DURATION     2000 WESTCHESTER AVENUE LD
                   PURCHASE, NY 10577
      --------------------------------------------------------------------
      INTERMEDIATE MORGAN STANLEY CO FBO             281,836      39.93%
      DURATION     MARIPOSA FOUNDATION INC
                   ATTN LEWIS BERNARD
                   1221 AVENUE OF THE AMERICAS
                   NY NY 10020
      --------------------------------------------------------------------
      INTERMEDIATE HARRIS TRUST & SAVINGS             71,284      10.10%
      DURATION     BANK AS AGENT
                   FOR VARIOUS TRUST &
                   CUSTODY ACCOUNTS
                   PO BOX 71940
                   CHICAGO IL 60694
      --------------------------------------------------------------------

                                      91

                              INSTITUTIONAL CLASS
   --------------------------------------------------------------------------
   PORTFOLIO           NAME AND ADDRESS           NUMBER OF SHARES % OF CLASS
   --------------------------------------------------------------------------
   INTERNATIONAL FIXED MORGAN STANLEY DW INC.         9,433,325      64.26%
   INCOME              2000 WESTCHESTER AVENUE LD
                       PURCHASE, NY 10577
   --------------------------------------------------------------------------
   INTERNATIONAL FIXED CHARLES SCHWAB & CO INC        1,679,993      11.44%
   INCOME              SPECIAL CUSTODY ACCOUNT
                       FBO
                       ATTN MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104
   --------------------------------------------------------------------------
   INVESTMENT GRADE    MORGAN STANLEY DW INC.        24,572,414      51.02%
   FIXED INCOME        2000 WESTCHESTER AVENUE LD
                       PURCHASE, NY 10577
   --------------------------------------------------------------------------
   INVESTMENT GRADE    MAC & CO A/C MSWF4000052       9,606,231      19.95%
   FIXED INCOME        MUTUAL FUNDS OPERATIONS
                       PO BOX 3198
                       PITTSBURGH PA 15230-3198
   --------------------------------------------------------------------------
   LIMITED DURATION    MORGAN STANLEY DW INC.        87,359,594      91.38%
                       2000 WESTCHESTER AVENUE LD
                       PURCHASE, NY 10577
   --------------------------------------------------------------------------
   MID CAP GROWTH      MORGAN STANLEY DW INC.         7,309,522      25.46%
                       2000 WESTCHESTER AVENUE LD
                       PURCHASE, NY 10577
   --------------------------------------------------------------------------
   MID CAP GROWTH      FIDELITY INVESTMENTS           4,355,864      15.17%
                       INSTITUTIONAL
                       OPERATIONS FIIOC AS AGENT
                       FOR CERTAIN EE BENEFIT
                       PLANS
                       100 MAGELLAN WAY KWIC
                       COVINGTON KY 41015
   --------------------------------------------------------------------------
   MID CAP GROWTH      MAC & CO A/C MDWF4000202       2,734,550       9.52%
                       MUTUAL FUNDS OPERATIONS
                       PO BOX 3198
                       PITTSBURGH PA 15230-3198
   --------------------------------------------------------------------------
   MID CAP GROWTH      MAC CO A C TUCF8748672         2,670,605       9.30%
                       MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       PITTSBURGH PA 15230-3198
   --------------------------------------------------------------------------

                                      92

                              INSTITUTIONAL CLASS
   -------------------------------------------------------------------------
   PORTFOLIO          NAME AND ADDRESS           NUMBER OF SHARES % OF CLASS
   -------------------------------------------------------------------------
   MID CAP GROWTH     NATIONWIDE INSURANCE           2,346,575       8.17%
                      COMPANY
                      QPVA
                      ATTN IPO PORTFOLIO
                      ACCOUNTING
                      PO BOX 182029
                      COLUMBUS OH 43218-2029
   -------------------------------------------------------------------------
   MID CAP GROWTH     WILMINGTON TRUST COMPANY       2,066,544       7.20%
                      TTEE
                      ALLIED WASTE INDUSTRIES
                      401K A/C 43700-3
                      C/O MUTUAL FUNDS
                      PO BOX 8971
                      WILMINGTON DE 19899-8880
   -------------------------------------------------------------------------
   MUNICIPAL          MORGAN STANLEY DW INC.        11,159,411      35.50%
                      2000 WESTCHESTER AVENUE LD
                      PURCHASE, NY 10577
   -------------------------------------------------------------------------
   MUNICIPAL          CHARLES SCHWAB & CO INC        4,077,235      12.97%
                      SPECIAL CUSTODY ACCOUNT
                      FBO
                      ATTN MUTUAL FUNDS
                      101 MONTGOMERY ST
                      SAN FRANCISCO CA 94104
   -------------------------------------------------------------------------
   MID CAP GROWTH     CHARLES SCHWAB & CO INC        1,518,423       5.29%
                      SPECIAL CUSTODY ACCOUNT
                      FOR THE EXCLUSIVE BENEFIT
                      OF CUSTOMERS
                      ATTN MUTUAL FUNDS
                      101 MONTGOMERY ST
                      SAN FRANCISCO CA 94104
   -------------------------------------------------------------------------
   U.S. MID CAP VALUE CHARLES SCHWAB & CO INC        1,237,685      14.90%
                      SPECIAL CUSTODY ACCOUNT
                      FOR THE EXCLUSIVE BENEFIT
                      OF CUSTOMERS
                      ATTN MUTUAL FUNDS
                      101 MONTGOMERY ST
                      SAN FRANCISCO CA 94104
   -------------------------------------------------------------------------
   U.S. MID CAP VALUE NATIONAL FINANCIAL             1,071,439      12.90%
                      SERVICES CORP FBO THEIR
                      CUSTOMERS
                      PO BOX 3908
                      CHURCH STREET STATION
                      NEW YORK NY 10008-3908
   -------------------------------------------------------------------------

                                      93

                              INSTITUTIONAL CLASS
-------------------------------------------------------------------------------
PORTFOLIO            NAME AND ADDRESS               NUMBER OF SHARES % OF CLASS
-------------------------------------------------------------------------------
U.S. MID CAP VALUE   SOUTHWEST AIRLINES PILOTS          1,048,521      12.62%
                     RETIREMENT SAVINGS PLAN
                     98 SAN JACINTO BLVD SUITE 1100
                     AUSTIN TX 78701
-------------------------------------------------------------------------------
U.S. MID CAP VALUE   MELLON BANK AS AGENT/              1,022,356      12.31%
                     OMNIBUS ACCOUNT
                     OMNIBUS AIM 026 0027
                     135 SANTILLI HWY
                     EVERETT MA 02149-1950
-------------------------------------------------------------------------------
U.S. MID CAP VALUE   FIDELITY INVESTMENTS               1,010,661      12.16%
                     INSTITUTIONAL OPERATIONS
                     FIIOC AS AGENT FOR CERTAIN
                     EE BENEFIT PLANS
                     100 MAGELLAN WAY KWIC
                     COVINGTON KY 41015
-------------------------------------------------------------------------------
U.S. MID CAP VALUE   NORTHERN TRUST CO AS                 680,065       8.19%
                     TRUSTEE
                     FBO CNA SAVINGS & CAPITAL
                     ACCUM PLN - DV
                     PO BOX 92994
                     CHICAGO IL 60675
-------------------------------------------------------------------------------
U.S. SMALL CAP VALUE MORGAN STANLEY DW INC.             8,146,581      54.91%
                     2000 WESTCHESTER AVENUE LD
                     PURCHASE, NY 10577
-------------------------------------------------------------------------------
U.S. SMALL CAP VALUE FIDELITY INVESTMENTS               3,188,656      21.49%
                     INSTITUTIONAL OPERATIONS
                     FIIOC AS AGENT FOR CERTAIN
                     EE BENEFIT PLANS
                     100 MAGELLAN WAY KWIC
                     COVINGTON KY 41015
-------------------------------------------------------------------------------
U.S. SMALL CAP VALUE THE MCCONNELL FOUNDATION           1,495,894      10.08%
                     PO BOX 492050
                     REDDING CA 96049-2050
-------------------------------------------------------------------------------
US CORE FIXED INCOME MORGAN STANLEY DW INC.            13,048,687      61.10%
                     2000 WESTCHESTER AVENUE LD
                     PURCHASE, NY 10577
-------------------------------------------------------------------------------
US CORE FIXED INCOME LOCKHEED MARTIN                    2,875,940      13.47%
                     INVESTMENT MANAGEMENT
                     COMPANY
                     ATTENTION DAVID C TOTH
                     6705 ROCKLEDGE DR
                     BETHESDA MD 20817
-------------------------------------------------------------------------------

                                      94

                              INSTITUTIONAL CLASS
   --------------------------------------------------------------------------
   PORTFOLIO            NAME AND ADDRESS          NUMBER OF SHARES % OF CLASS
   --------------------------------------------------------------------------
   US CORE FIXED INCOME THE WORLD BANK               2,621,833       12.28%
                        1818 H STREET NW
                        WASHINGTON DC 20433
   --------------------------------------------------------------------------
   VALUE                MAC & CO A/C MSWF4000162     4,813,541       27.11%
                        MUTUAL FUNDS OPERATIONS
                        PO BOX 3198
                        PITTSBURGH PA 15230-3198
   --------------------------------------------------------------------------
   VALUE                CHARLES SCHWAB & CO INC      2,830,720       15.94%
                        SPECIAL CUSTODY ACCOUNT
                        FOR THE EXCLUSIVE BENEFIT
                        OF CUSTOMERS
                        ATTN MUTUAL FUNDS
                        101 MONTGOMERY ST
                        SAN FRANCISCO CA 94104
   --------------------------------------------------------------------------
   VALUE                LASALLE BANK OMNIBUS 75      1,860,428       10.48%
                        PO BOX 1443
                        CHICAGO IL 60690
   --------------------------------------------------------------------------

                                INVESTMENT CLASS
     ----------------------------------------------------------------------
     PORTFOLIO       NAME AND ADDRESS           NUMBER OF SHARES % OF CLASS
     ----------------------------------------------------------------------
     BALANCED        KANO PROFIT SHARING PLAN         289,738       98.40%
                     ATTN RHOADS ZIMMERMAN
                     PO BOX 110098
                     NASHVILLE TN 37222
     ----------------------------------------------------------------------
     CORE PLUS FIXED MSDW STABLE VALUE PLAN -      13,892,731       96.34%
     INCOME          SEI TRUSTEE
                     ATTENTION MICHAEL
                     NICHOLSON
                     PO BOX 1019
                     OAKS PA 19456-1019
     ----------------------------------------------------------------------
     HIGH YIELD      NORTHERN TRUST COMPANY AS        151,116       71.71%
                     CUSTODIAN FOR NOBLEHOUSE
                     INTERNATIONAL LTD
                     PO BOX 92956
                     CHICAGO IL 60675
     ----------------------------------------------------------------------
     HIGH YIELD      FRED K SCHOMER                    53,470       25.37%
                     12026 NORTH 118TH WAY
                     SCOTTSDALE AZ 85259
     ----------------------------------------------------------------------
     INTERMEDIATE    MSDW STABLE VALUE PLAN-SEI    15,489,182      100.00%
     DURATION        TRUSTEE
                     ATTENTION MICHAEL
                     NICHOLSON
                     PO BOX 1019
                     OAKS PA 19456-1019
     ----------------------------------------------------------------------

                                      95

                               INVESTMENT CLASS
   -------------------------------------------------------------------------
   PORTFOLIO          NAME AND ADDRESS           NUMBER OF SHARES % OF CLASS
   -------------------------------------------------------------------------
   U.S. MID CAP VALUE HSBC BANK FBO TTEE              111,273        31.57%
                      ROXBORO GROUP PENSION PLAN
                      PO BOX 1329
                      BUFFALO NY 14240-1329
   -------------------------------------------------------------------------
   U.S. MID CAP VALUE RELIANCE TRUST COMPANY           99,062        28.10%
                      CUST FBO
                      BROADWAY BANCSHARES INC
                      SUITE 200
                      3300 NORTHEAST EXPRESSWAY
                      ATLANTA GA 30341
   -------------------------------------------------------------------------
   U.S. MID CAP VALUE COLUMBIA TRUST COMPANY           69,308        19.66%
                      TTEE
                      FBO THE COLUMBIAN
                      EMPLOYEES' PSP
                      ATTN VICKI ARTIS
                      1301 SW FIFTH AVE
                      PORTLAND OR 97201-5601
   -------------------------------------------------------------------------
   U.S. MID CAP VALUE WILMINGTON TRUST COMPANY         64,749        18.37%
                      TTEE
                      MULTI HEALTH CARE 403B A/C
                      574192
                      C/O MUTUAL FUNDS
                      PO BOX 8971
                      WILMINGTON DE 19899-8880
   -------------------------------------------------------------------------
   VALUE              THE BANK OF NEW YORK AS       2,796,800       100.00%
                      TRUSTEE FOR NEW YORK STATE
                      DEFERRED
                      ONE WALL STREET 12TH FLOOR
                      NEW YORK NY 10286
   -------------------------------------------------------------------------

                                 ADVISER CLASS
       -----------------------------------------------------------------
       PORTFOLIO NAME AND ADDRESS            NUMBER OF SHARES % OF CLASS
       -----------------------------------------------------------------
       BALANCED  FIDELITY INVESTMENTS           2,639,442       78.01%
                 INSTITUTIONAL OPERATIONS
                 CO FIIOC AS AGENT FOR
                 CERTAIN EE BENEFIT PLANS
                 100 MAGELLAN WAY KWIC
                 COVINGTON KY 41015
       -----------------------------------------------------------------
       BALANCED  PUTNAM FIDUCIARY TRUST CO        617,345       18.25%
                 TTEE
                 FBO ABN AMRO LLC SECURITIES
                 401K SAVINGS
                 ONE INVESTORS WAY MS N3G
                 NORWOOD MA 02062-9105
       -----------------------------------------------------------------

                                      96

                                 ADVISER CLASS
     ----------------------------------------------------------------------
     PORTFOLIO       NAME AND ADDRESS           NUMBER OF SHARES % OF CLASS
     ----------------------------------------------------------------------
     CORE PLUS FIXED FIDELITY INVESTMENTS          3,840,055        40.01%
     INCOME          INSTITUTIONAL OPERATIONS
                     CO FIIOC AS AGENT FOR
                     CERTAIN EE BENEFIT PLANS
                     100 MAGELLAN WAY KWIC
                     COVINGTON KY 41015
     ----------------------------------------------------------------------
     CORE PLUS FIXED THE UNION CENTRAL LIFE        2,632,883        27.43%
     INCOME          INSURANCE COMPANY-GROUP
                     SEPARATE ACCOUNT
                     ATTN ROBERTA UJUARY
                     1876 WAYCROSS RD
                     CINCINNATI OH 45240
     ----------------------------------------------------------------------
     CORE PLUS FIXED FIDELITY MANAGEMENT TRUST     2,303,259        24.00%
     INCOME          COMPANY
                     ATTN LITO JACO
                     MAIL ZONE ZIM
                     82 DEVONSHIRE ST
                     BOSTON MA 02109
     ----------------------------------------------------------------------
     EQUITY          MORGAN STANLEY CO FBO               516       100.00%
                     SANJAY RAMAN ROTH IRA
                     CHASE CUSTODIAN
                     230 WEST 55TH STREET
                     APT 20D
                     NY NY 10019
     ----------------------------------------------------------------------
     HIGH YIELD      FIDELITY INVESTMENTS          1,660,137        48.76%
                     INSTITUTIONAL OPERATIONS
                     CO FIIOC AS AGENT FOR
                     CERTAIN EE BENEFIT PLANS
                     100 MAGELLAN WAY KWIC
                     COVINGTON KY 41015
     ----------------------------------------------------------------------
     HIGH YIELD      NATIONAL FINANCIAL              698,319        20.51%
                     SERVICES CORPORATION FOR
                     EXCLUSIVE BENEFIT OF OUR
                     CUSTOMERS
                     ATTN MUTUAL FUNDS DEPT
                     5TH FLOOR
                     ONE WORLD FINANCIAL
                     CENTER
                     NEW YORK NY 10281
     ----------------------------------------------------------------------
     HIGH YIELD      NATIONAL INVESTOR SERVICES      338,173         9.93%
                     FBO 097-50000-19
                     55 WATER STREET 32ND FLOOR
                     NY NY 10041-999
     ----------------------------------------------------------------------

                                      97

                                 ADVISER CLASS
    -----------------------------------------------------------------------
    PORTFOLIO        NAME AND ADDRESS           NUMBER OF SHARES % OF CLASS
    -----------------------------------------------------------------------
    HIGH YIELD       LPL FBO LPL CUSTOMERS            260.112       7.64%
                     ATTN MUTUAL FUND
                     OPERATIONS
                     PO BOX 509046
                     SAN DIEGO CA 92150-9046
    -----------------------------------------------------------------------
    INVESTMENT GRADE MORGAN STANLEY CO FBO             26,919      25.84%
    FIXED INCOME     BURTON D COHEN
                     3912 ZENITH AVE SOUTH
                     MINNEAPOLIS MN 55410
    -----------------------------------------------------------------------
    INVESTMENT GRADE MORGAN STANLEY CO FBO             23,218      22.29%
    FIXED INCOME     C MARKS HINTON JR
                     CHASE CUSTODIAN
                     ETF S IRA ROLLOVER
                     49 BRIAR HOLLOW DRIVE 1705
                     HOUSTON TX 77027
    -----------------------------------------------------------------------
    INVESTMENT GRADE MORGAN STANLEY CO FBO             16,643      15.97%
    FIXED INCOME     ANNMARIE DEMARTINO
                     CHASE CUSTODIAN
                     IRA ROLLOVER
                     420 AVENUE L
                     BROOKLYN NY 11230
    -----------------------------------------------------------------------
    INVESTMENT GRADE CYNTHIA MOSELEY                    9,269       8.90%
    FIXED INCOME     PERSONAL REPRESENTATIVE OF
                     THE ESTATE OF DANIEL D
                     MOSELEY
                     662 OTIS BLVD
                     SPARTANBURG SC 29302
    -----------------------------------------------------------------------
    INVESTMENT GRADE PAUL E HELLMERS & H ANTHY          6,796       6.52%
    FIXED INCOME     HELLMERS
                     205 BELGO ROAD
                     LAKEVILLE CT 06039
    -----------------------------------------------------------------------
    MID CAP GROWTH   FIDELITY INVESTMENTS          17,098,635      45.52%
                     INSTITUTIONAL OPERATIONS
                     CO FIIOC AS AGENT FOR
                     CERTAIN EE BENEFIT PLANS
                     100 MAGELLAN WAY KWIC
                     COVINGTON KY 41015
    -----------------------------------------------------------------------
    MID CAP GROWTH   NATIONAL FINANCIAL             8,211,518      21.86%
                     SERVICES CORPORATION FOR
                     EXCLUSIVE BENEFIT OF OUR
                     CUSTOMERS
                     ATTN MUTUAL FUNDS DEPT
                     5TH FLOOR
                     ONE WORLD FINANCIAL
                     CENTER
                     NEW YORK NY 10281
    -----------------------------------------------------------------------

                                      98

                                 ADVISER CLASS
    ------------------------------------------------------------------------
    PORTFOLIO          NAME AND ADDRESS          NUMBER OF SHARES % OF CLASS
    ------------------------------------------------------------------------
    MID CAP GROWTH     MERRILL LYNCH TRUST CO       5,626,740       14.98%
                       TTEE
                       FBO QUALIFIED RETIREMENT
                       PLANS
                       ATTN JERRY STONE
                       PO BOX 1501
                       PENNINGTON NJ 08534-0671
    ------------------------------------------------------------------------
    MID CAP GROWTH     VALIC                        3,418,218        9.10%
                       C/O AMERICAN GENERAL
                       ATTN CHRIS BAUMAN
                       2919 ALLEN PKWY L7-01
                       HOUSTON TX 77019
    ------------------------------------------------------------------------
    U.S. MID CAP VALUE THE UNION CENTRAL LIFE         703,073       31.48%
                       INSURANCE COMPANY - GROUP
                       SEPARATE ACCOUNT
                       ATTN ROBERTA UJUARY
                       1876 WAYCROSS RD
                       CINCINNATI OH 45240
    ------------------------------------------------------------------------
    U.S. MID CAP VALUE CHARLES SCHWAB & CO INC        348,188       15.59%
                       ATTN MUTUAL FUNDS
                       SPECIAL CUSTODY FBO
                       CUSTOMERS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104
    ------------------------------------------------------------------------
    U.S. MID CAP VALUE MELLON BANK AS AGENT/          313,305       14.03%
                       OMNIBUS ACCOUNT
                       OMNIBUS AIM 026 0027
                       135 SANTILLI HWY
                       EVERETT MA 02149-1950
    ------------------------------------------------------------------------
    U.S. MID CAP VALUE AMERICAN EXPRESS TRUST         237,295       10.63%
                       COMPANY FBO
                       THE BENEFIT OF AMERICAN
                       EXPRESS
                       TRUST RETIREMENT SERVICES
                       PLANS
                       996 AXP FINANCIAL CTR
                       MINNEAPOLIS MN 55474
    ------------------------------------------------------------------------
    U.S. MID CAP VALUE FIDELITY INVESTMENTS           163,955        7.34%
                       INSTITUTIONAL OPERATIONS
                       CO FIIOC AS AGENT FOR
                       CERTAIN EE BENEFIT PLANS
                       100 MAGELLAN WAY KWIC
                       COVINGTON KY 41015
    ------------------------------------------------------------------------

                                      99

                                 ADVISER CLASS
  ---------------------------------------------------------------------------
  PORTFOLIO            NAME AND ADDRESS           NUMBER OF SHARES % OF CLASS
  ---------------------------------------------------------------------------
  U.S. MID CAP VALUE   PUTNAM FIDUCIARY TRUST CO        119,219       5.34%
                       TTEE FBO
                       IDX SYSTEMS CORP
                       RETIREMENT INCOME PLAN
                       INVESTORS WAY
                       NORWOOD MA 02062
  ---------------------------------------------------------------------------
  U.S SMALL CAP VALUE  FIDELITY INVESTMENTS             654,038      58.36%
                       INSTITUTIONAL OPERATIONS
                       CO FIIOC AS AGENT FOR
                       CERTAIN EE BENEFIT PLANS
                       100 MAGELLAN WAY KWIC
                       COVINGTON KY 41015
  ---------------------------------------------------------------------------
  U.S SMALL CAP VALUE  M & I 401K PLAN                  123,565      11.03%
                       UMB BANK NA
                       BILL HAHN EMPLOYEE
                       BENEFITS DIVISION
                       1010 GRAND PO BOX 419692
                       KANSAS CITY MO 64141-6692
  ---------------------------------------------------------------------------
  U.S SMALL CAP VALUE  STATE STREET BANK & TRUST/        89,467       7.98%
                       CITISTREET
                       ATTN BONNIE SEIFRIED
                       3 BATTERY MARCH PARK
                       QUINCY MA 02169
  ---------------------------------------------------------------------------
  U.S SMALL CAP VALUE  VANGUARD FIDUCIARY TRUST          81,458       7.27%
                       CO
                       MAS ADVISER CLASS FUNDS
                       PO BOX 2600 VM 613
                       VALLEY FORGE PA 19482
  ---------------------------------------------------------------------------
  US CORE FIXED INCOME AMERICAN EXPRESS TRUST           836,416      92.26%
                       COMPANY FBO
                       THE BENEFIT OF AMERICAN
                       EXPRESS
                       TRUST RETIREMENT SERVICES
                       PLANS
                       996 AXP FINANCIAL CTR
                       MINNEAPOLIS MN 55474
  ---------------------------------------------------------------------------
  US CORE FIXED INCOME MORGAN STANLEY DW INC.            69,769       7.70%
                       2000 WESTCHESTER AVENUE LD
                       PURCHASE, NY 10577
  ---------------------------------------------------------------------------
  VALUE                STATE STREET BANK TTEE FBO    53,407,730      82.55%
                       BOEING COMPANY MASTER
                       TRUST
                       200 NEWPORT AVENUE JQ6N
                       NORTH QUINCY MA 02171
  ---------------------------------------------------------------------------

                                      100

                                 ADVISER CLASS
         --------------------------------------------------------------
         PORTFOLIO NAME AND ADDRESS         NUMBER OF SHARES % OF CLASS
         --------------------------------------------------------------
           VALUE   FIDELITY INVESTMENTS        10,350,390      16.00%
                   INSTITUTIONAL OPERATIONS
                   CO FIIOC AS AGENT FOR
                   CERTAIN EE BENEFIT PLANS
                   100 MAGELLAN WAY KWIC
                   COVINGTON KY 41015
         --------------------------------------------------------------

   The persons listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons would have the ability to vote a majority of the shares of the Portfolios on any matter requiring the approval of shareholders of such Portfolios.

                            PERFORMANCE INFORMATION

   The average annual total return of the Institutional Class Shares of each
Portfolio for the periods noted is set forth below:

                                           1 Year  5 Years 10 Years
                                            ended   ended   ended   Inception
Portfolio                                  9/30/04 9/30/04 9/30/04  to 9/30/04    Date
---------                                  ------- ------- -------- ---------- ----------

Equity Portfolio..........................  17.83%  -1.74%   8.97%    11.88%   11/14/1984
Growth Portfolio*.........................    N/A     N/A     N/A       N/A       N/A
Mid Cap Growth Portfolio..................  20.10%  -0.73%  13.28%    14.29%   03/30/1990
U.S. Mid Cap Value Portfolio..............  17.23%   5.04%    N/A     15.54%   12/30/1994
U.S. Small Cap Value Portfolio............  22.57%   7.54%  12.33%    11.52%   07/01/1986
Value Portfolio...........................  22.56%   8.23%  11.54%    13.36%   11/05/1984
Value II Portfolio*.......................    N/A     N/A     N/A       N/A       N/A
U.S. Core Fixed Income Portfolio..........   4.33%   7.24%   7.32%     8.50%   09/29/1987
Core Plus Fixed Income Portfolio..........   4.80%   7.39%   7.79%     9.34%   11/14/1984
Investment Grade Fixed Income Portfolio...   4.36%   7.39%   7.59%     8.28%   08/31/1990
High Yield Portfolio......................  12.11%   1.11%   5.82%     7.53%   02/28/1989
Intermediate Duration Portfolio...........   3.06%   6.85%    N/A      6.98%   10/03/1994
International Fixed Income Portfolio......   7.95%   6.43%   6.36%     6.20%   04/29/1994
Limited Duration Portfolio................   1.47%   5.12%   5.57%     5.46%   03/31/1992
Municipal Portfolio.......................   4.02%   6.54%   7.08%     6.63%   10/01/1992
New York Municipal Portfolio*.............    N/A     N/A     N/A       N/A       N/A
Targeted Duration Portfolio*..............    N/A     N/A     N/A       N/A       N/A
Balanced Portfolio........................   9.49%   2.09%   8.88%     8.26%   12/31/1992
Balanced Plus Portfolio*..................    N/A     N/A     N/A       N/A       N/A
Advisory Foreign Fixed Income Portfolio...   2.15%   6.08%    N/A      8.55%   10/07/1994
Advisory Foreign Fixed Income II Portfolio   2.35%    N/A     N/A      6.53%   06/20/2000
Advisory Mortgage Portfolio...............   4.30%   7.40%    N/A      7.44%   04/12/1995
Mortgage Advisory Portfolio...............    N/A     N/A     N/A       N/A       N/A
Investment Grade Credit Advisory Portfolio    N/A     N/A     N/A       N/A       N/A

--------
*  The Growth, Value II, NY Municipal, Targeted Duration, Balanced Plus,
   Mortgage Advisory and Investment Grade Credit Advisory Portfolios had not
   commenced operations as of September 30, 2004.
N/ANot Applicable

                                      101

   The average annual total return of the Investment Class shares of each
Portfolio for the periods noted is set forth below:

                                 1 Year  5 Years 10 Years
                                  ended   ended   ended   Inception
Portfolio                        9/30/04 9/30/04 9/30/04  to 9/30/04    Date
---------                        ------- ------- -------- ---------- ----------

U.S. Mid Cap Value Portfolio....  17.09%  4.88%    N/A      11.97%   05/10/1996
Value Portfolio.................  22.37%  8.05%    N/A       8.37%   05/06/1996
Core Plus Fixed Income Portfolio   4.73%  7.23%    N/A       6.77%   10/15/1996
High Yield Portfolio............  12.07%  0.98%    N/A       4.28%   05/21/1996
Intermediate Duration Portfolio.   2.86%  6.69%    N/A       6.83%   08/16/1999
Balanced Portfolio..............   9.43%  1.87%    N/A       6.08%   04/03/1997

   The average annual total return of the Adviser Class Shares of each
Portfolio for the periods noted is set forth below:

                                 1 Year  5 Years 10 Years
                                  ended   ended   ended   Inception
Portfolio                        9/30/04 9/30/04 9/30/04  to 9/30/04    Date
---------                        ------- ------- -------- ---------- ----------

Equity Portfolio................  17.49%  -2.00%   N/A       2.41%   01/16/1998
Mid Cap Growth Portfolio........  19.76%  -0.97%   N/A       9.71%   01/31/1997
U.S. Mid Cap Value Portfolio....  16.95%   4.78%   N/A       5.01%   07/17/1998
U.S. Small Cap Value Portfolio..  22.30%   7.27%   N/A       7.73%   01/22/1999
Value Portfolio.................  22.28%   7.95%   N/A       9.19%   07/17/1996
U.S. Core Fixed Income Portfolio   4.12%   6.99%   N/A       6.16%   03/01/1999
Core Plus Fixed Income Portfolio   4.57%   7.12%   N/A       6.44%   11/07/1996
High Yield Portfolio............  11.86%   0.94%   N/A       3.08%   01/31/1997
Balanced Portfolio..............   9.27%   1.83%   N/A       6.30%   11/01/1996
Investment Grade Fixed Income...   4.10%    N/A    N/A       5.69%   05/20/2002

   The average annual total return (after taxes on distributions and redemption) of the Institutional Class Shares of each Portfolio for the periods noted is set forth below.

                                        1 Year  5 Years 10 Years
                                         ended   ended   ended   Inception
Portfolio                               9/30/04 9/30/04 9/30/04  to 9/30/04    Date
---------                               ------- ------- -------- ---------- ----------

Equity Portfolio.......................  11.72%  -2.53%   5.94%     9.00%   11/14/1984
Growth Portfolio.......................   N/A     N/A      N/A      N/A        N/A
Mid Cap Growth Portfolio...............  13.07%  -1.50%   9.79%    11.25%   03/30/1990
U.S. Mid Cap Value Portfolio...........  11.25%   2.93%    N/A     11.97%   12/30/1994
U.S. Small Cap Value Portfolio.........  14.70%   5.61%   8.65%     8.83%   07/01/1986
Value Portfolio........................  14.82%   6.52%   8.68%     9.89%   11/05/1984
Value II Portfolio.....................   N/A     N/A      N/A      N/A        N/A
U.S. Core Fixed Income Portfolio.......   2.78%   4.76%   4.82%     5.66%   09/29/1987
Core Plus Fixed Income Portfolio.......   3.09%   4.71%   4.92%     6.08%   11/14/1984
Investment Grade Fixed Income Portfolio   2.81%   4.89%   4.89%     5.47%   08/31/1990
High Yield Portfolio...................   7.78%  -1.45%   2.38%     3.90%   02/28/1989
Intermediate Duration Portfolio........   1.97%   4.51%    N/A      4.34%   10/03/1994
International Fixed Income Portfolio...   5.09%   4.58%   4.27%     4.17%   04/29/1994
Limited Duration Portfolio.............   0.99%   3.30%   3.45%     3.44%   03/31/1992
Municipal Portfolio....................   3.04%   5.94%   6.58%     6.18%   10/01/1992
New York Municipal Portfolio...........   N/A     N/A      N/A      N/A        N/A
Targeted Duration Portfolio............   N/A     N/A      N/A      N/A        N/A

                                      102

                                           1 Year  5 Years 10 Years
                                            ended   ended   ended   Inception
Portfolio                                  9/30/04 9/30/04 9/30/04  to 9/30/04    Date
---------                                  ------- ------- -------- ---------- ----------

Balanced Portfolio........................  6.19%   0.60%    6.10%     5.67%   12/31/1992
Balanced Plus Portfolio...................   N/A     N/A      N/A       N/A       N/A
Advisory Foreign Fixed Income Portfolio...  1.40%   3.12%     N/A      2.95%   10/07/1994
Advisory Foreign Fixed Income II Portfolio  1.52%    N/A      N/A      5.00%   06/20/2000
Advisory Mortgage Portfolio...............  2.77%   4.57%     N/A      4.55%   04/12/1995
Mortgage Advisory Portfolio...............   N/A     N/A      N/A       N/A       N/A
Investment Grade Credit Advisory Portfolio   N/A     N/A      N/A       N/A       N/A

   The average annual total return (after taxes on distributions and redemption) of the Investment Class Shares of each Portfolio for the periods noted is set forth below.

                                 1 Year  5 Years 10 Years
                                  ended   ended   ended   Inception
Portfolio                        9/30/04 9/30/04 9/30/04  to 9/30/04    Date
---------                        ------- ------- -------- ---------- ----------

U.S. Mid Cap Value Portfolio....  11.13%   2.81%   N/A       8.87%   05/10/1996
Value Portfolio.................  14.68%   6.42%   N/A       6.11%   05/06/1996
Core Plus Fixed Income Portfolio   3.04%   4.60%   N/A       4.09%   10/15/1996
High Yield Portfolio............   7.76%  -1.51%   N/A       1.25%   05/21/1996
Intermediate Duration Portfolio.   1.84%   4.40%   N/A       4.48%   08/16/1999
Balanced Portfolio..............   6.14%   0.47%   N/A       3.88%   04/03/1997

   The average annual total return (after taxes on distributions and redemption) of the Adviser Class Shares of each Portfolio for the periods noted
is set forth below:

                                        1 Year  5 Years 10 Years
                                         ended   ended   ended   Inception
Portfolio                               9/30/04 9/30/04 9/30/04  to 9/30/04    Date
---------                               ------- ------- -------- ---------- ----------

Equity Portfolio.......................  11.47%  -2.69%   N/A       0.95%   01/16/1998
Mid Cap Growth Portfolio...............  12.85%  -1.70%   N/A       7.40%   01/31/1997
U.S. Mid Cap Value Portfolio...........  11.02%   2.73%   N/A       2.99%   07/17/1998
U.S. Small Cap Value Portfolio.........  14.50%   5.43%   N/A       5.95%   01/22/1999
Value Portfolio........................  14.62%   6.34%   N/A       7.02%   07/17/1996
U.S. Core Fixed Income Portfolio.......   2.65%   4.59%   N/A       3.90%   03/01/1999
Core Plus Fixed Income Portfolio.......   2.94%   4.54%   N/A       3.82%   11/07/1996
High Yield Portfolio...................   7.62%  -1.54%   N/A       0.29%   01/31/1997
Balanced Portfolio.....................   6.04%   0.45%   N/A       3.89%   11/01/1996
Investment Grade Fixed Income Portfolio   2.65%   N/A     N/A       3.91%   05/20/2002

   The aggregate total return of each Portfolio for the periods noted is set forth below. One year aggregate total return figures and Portfolio inception dates are reflected under the average annual total return figures provided above.

                                          5 Years 10 Years
                                           ended   ended   Inception to
         Portfolio                        9/30/04 9/30/04*   9/30/04*
         ---------                        ------- -------- ------------

         Equity Portfolio................  -8.41%  136.07%     831.57%
         Mid Cap Growth Portfolio........  -3.60%  247.82%     593.65%
         U.S. Mid Cap Value Portfolio....  27.89%     N/A      309.07%
         U.S. Small Cap Value Portfolio..  43.80%  219.79%     631.56%
         Value Portfolio.................  48.48%  198.08%   1,112.45%
         U.S. Core Fixed Income Portfolio  41.84%  102.64%     300.36%

                                      103

                                               5 Years 10 Years
                                                ended   ended   Inception to
    Portfolio                                  9/30/04 9/30/04*   9/30/04*
    ---------                                  ------- -------- ------------

    Core Plus Fixed Income Portfolio..........  42.81%  111.79%    490.19%
    Investment Grade Fixed Income Portfolio...  42.86%  107.79%    206.38%
    High Yield Portfolio......................   5.67%   76.14%    210.03%
    Intermediate Duration Portfolio...........  39.27%     N/A      96.23%
    International Fixed Income Portfolio......  36.56%   85.26%     87.12%
    Limited Duration Portfolio................  28.39%   71.94%     94.39%
    Municipal Portfolio.......................  37.24%   98.28%    115.92%
    Balanced Portfolio........................  10.87%  134.13%    154.05%
    Advisory Foreign Fixed Income Portfolio...  34.34%     N/A     126.84%
    Advisory Foreign Fixed Income II Portfolio    N/A      N/A      31.11%
    Advisory Mortgage Portfolio...............  42.91%     N/A      97.21%

--------
*  The above performance information relates solely to the Institutional Class.
   Performance for the Investment Class and Adviser Class would be lower because of the Shareholder Servicing fees and 12b-1 fees charged to the
   Investment Class and Adviser Class, respectively.

   The annualized since inception gross of fees returns of the Institutional
Class Portfolios are set forth below:

          Portfolio                                  Total Return (%)
          ---------                                  ----------------

          Equity Portfolio..........................       831.57%
          Mid Cap Growth Portfolio..................       593.65%
          U.S. Mid Cap Value Portfolio..............       309.07%
          U.S. Small Cap Value Portfolio............       631.56%
          Value Portfolio...........................     1,112.45%
          U.S. Core Fixed Income Portfolio..........       300.36%
          Core Plus Fixed Income Portfolio..........       490.19%
          Investment Grade Fixed Income Portfolio...       206.38%
          High Yield Portfolio......................       210.03%
          Intermediate Duration Portfolio...........        96.23%
          International Fixed Income Portfolio......        87.12%
          Limited Duration Portfolio................        94.39%
          Municipal Portfolio.......................       115.92%
          Balanced Portfolio........................       154.05%
          Advisory Foreign Fixed Income Portfolio...       126.84%
          Advisory Foreign Fixed Income II Portfolio        31.11%
          Advisory Mortgage Portfolio...............        97.21%

   The annualized since inception gross of fees returns of the Investment Class
Portfolios are set forth below:

               Portfolio                        Total Return (%)
               ---------                        ----------------

               U.S. Mid Cap Value Portfolio....      158.26%
               Value Portfolio.................       96.50%
               Core Plus Fixed Income Portfolio       68.46%
               High Yield Portfolio............       41.99%
               Intermediate Duration Portfolio.       40.31%
               Balanced Portfolio..............       55.68%

--------
*  Cumulative Return Since Inception (8/16/99)

                                      104

   The annualized since inception gross of fees returns of the Adviser Class
Portfolios are set forth below:

               Portfolio                        Total Return (%)
               ---------                        ----------------

               Equity Portfolio................       17.28%
               Mid Cap Growth Portfolio........      103.36%
               U.S. Mid Cap Value Portfolio....       35.43%
               U.S. Small Cap Value Portfolio..       52.71%
               Value Portfolio.................      105.78%
               U.S. Core Fixed Income Portfolio       39.65%
               Core Plus Fixed Income Portfolio       63.75%
               High Yield Portfolio............       26.20%
               Balanced Portfolio..............       62.22%
               Investment Grade Fixed Income...       13.97%

   The 30-day yield figures for each of the Fund's Fixed Income and Equity
Portfolios is set forth below:

                                                       Period Ending
            Institutional Class Portfolios                9/30/04
            ------------------------------             -------------

            Equity Portfolio..........................    1.23917%
            Mid Cap Growth Portfolio..................   -0.08211%
            U.S. Mid Cap Value Portfolio..............    0.95955%
            U.S. Small Cap Value Portfolio............    0.21983%
            Value Portfolio...........................    1.35882%
            U.S. Core Fixed Income Portfolio..........    3.88122%
            Core Plus Fixed Income Portfolio..........    4.22094%
            Investment Grade Fixed Income Portfolio...    3.98851%
            High Yield Portfolio......................    6.55535%
            Intermediate Duration Portfolio...........    3.03746%
            International Fixed Income Portfolio......    1.86374%
            Limited Duration Portfolio................    2.54442%
            Municipal Portfolio.......................    3.35275%
            Balanced Portfolio........................    1.81043%
            Advisory Foreign Fixed Income Portfolio...    2.05761%
            Advisory Foreign Fixed Income II Portfolio    2.03731%
            Advisory Mortgage Portfolio...............    4.81249%

                                                       Period Ending
            Investment Class Portfolios                   9/30/04
            ---------------------------                -------------
            U.S. Mid Cap Value Portfolio..............    0.69919%
            Value Portfolio...........................    1.21929%
            Core Plus Fixed Income Portfolio..........    4.07308%
            High Yield Portfolio......................    6.41804%
            Intermediate Duration Portfolio...........    2.88889%
            Balanced Portfolio........................    1.66163%

                                      105

                                                     Period Ending
             Adviser Class Portfolios                   9/30/04
             ------------------------                -------------

             Equity Portfolio.......................    0.98634%
             Mid Cap Growth Portfolio...............   -0.32152%
             U.S. Mid Cap Value Portfolio...........    0.71971%
             U.S. Small Cap Value Portfolio.........   -0.02173%
             Value Portfolio........................    1.11828%
             U.S. Core Fixed Income Portfolio.......    3.63437%
             Core Plus Fixed Income Portfolio.......    3.97033%
             High Yield Portfolio...................    6.31246%
             Balanced Portfolio.....................    1.56355%
             Investment Grade Fixed Income Portfolio    3.83955%

                             FINANCIAL STATEMENTS

   The Fund's Financial Statements for the fiscal year ended September 30,
2004, including notes thereto and the reports of Ernst & Young LLP thereon, are incorporated herein by reference. A copy of the 2004 Annual Reports will accompany the delivery of this Statement of Additional Information.

                                      106

                     APPENDIX A -- DESCRIPTION OF RATINGS

I. Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

   Aaa: judged to be the best quality; carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; Ba: B: protection of interest and principal payments is questionable.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.
The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

II. Excerpts from Standard & Poor's Corporation's Corporate Bond Ratings:

   AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A:
regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

   BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus(+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

III. Excerpts from Fitch IBCA Corporate Bond Ratings:

   AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA: Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the
"AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

                                      A-1

   A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.
However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued
timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C: Bonds are in imminent default in payment of interest or principal.

   DDD, DD, and D: Bonds are in default on interest and/or principal payments.
Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
represents the highest potential for recovery on the these bonds, and "D"
represents the lowest potential for recovery.

   Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

IV. Excerpts from Duff & Phelps Corporate Bond Ratings:

   AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

   AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time of economic conditions.

   A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

   BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

   BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                      A-2

   B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.
Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

   CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protections factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

   DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

   DP: Preferred stock with dividend arrearage.

V. Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings:

   aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree an is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

VI. Excerpts from Standard & Poor's Corporation's Preferred Stock Ratings:

   AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated
AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and
CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are

                                      A-3

outweighed by large uncertainties of major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

   Plus (+) or Minus (-): The ratings from "AA" for "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

VII. Excerpts from Fitch IBCA Preferred Stock Ratings:

   AAA: Preferred stocks assigned this rating are the highest quality. Strong asset protection, conservative balance sheet ratios, and positive indications of continued protection of preferred dividend requirements are prerequisites for an "AAA" rating.

   AA: Preferred of preference issues assigned this rating are good quality.
Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

   A: Preferred of preference issues assigned this rating are good quality.
Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

   BBB: Preferred or preference issues assigned this rating are reasonably safe but lack the protections of the "A" to "AAA" categories. Current results should be watched for possible of deterioration.

   BB: Preferred or preference issues assigned this rating are considered speculative. The margin of protection is slim or subject to wide fluctuations.
The longer-term financial capacities of the enterprises cannot be predicted with assurance.

   B: Issues assigned this rating are considered highly speculative. While earnings should normally cover dividends, directors may reduce or omit payment due to unfavorable developments, inability to finance, or wide fluctuations in earnings.

   CCC: Issues assigned this rating are extremely speculative and should be assessed on their prospects in a possible reorganization. Dividend payments may be in arrears with the status of the current dividend uncertain.

   CC: Dividends are not currently being paid and may be in arrears. The outlook for future payments cannot be assured.

   C: Dividends are not currently being paid and may be in arrears. Prospects for future payments are remote.

   D: Issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

   Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "CCC", "CC", "C", and "D"
categories.

                                      A-4

                                 APPENDIX B --
                     MORGAN STANLEY INVESTMENT MANAGEMENT
                      PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

   INTRODUCTION--Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan
Stanley Investment Management Inc., Morgan Stanley Investment Management
Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset &
Investment Trust Management Co., Limited, Morgan Stanley Investment Management
Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge
Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc.
(each an "MSIM Affiliate" and collectively referred to as the "MSIM
Affiliates").

   Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the
MSIM registered management investment companies (Van Kampen, Institutional and
Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM
Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM
Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement
does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

   PROXY RESEARCH SERVICES--To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process,
Institutional Shareholder Services ("ISS") and the Investor Responsibility
Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A.
below) will carefully monitor and supervise the services provided by the proxy research services.

   VOTING PROXIES FOR CERTAIN NON-US COMPANIES--While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to

                                      B-1

vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S.
proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the
Client Proxy Standard. ISS has been retained to provide assistance to the MSIM
Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

   To ensure consistency in voting proxies on behalf of its clients, MSIM
Affiliates will follow (subject to any exception set forth herein) these Proxy
Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

1. When voting on routine ballot items, unless otherwise determined by the
   Proxy Review Committee, the following proposals will be voted in support of management.

     .   Selection or ratification of auditors.

     .   Approval of financial statements, director and auditor reports.

     .   General updating/corrective amendments to the charter.

     .   Proposals to limit Directors' liability and/or broaden indemnification of Directors.

     .   Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

     .   Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

     .   Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

     .   Proposals to eliminate cumulative voting.

     .   Proposals to eliminate preemptive rights.

     .   Proposals for confidential voting and independent tabulation of voting results.

     .   Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

       Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

           (i)A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

                                      B-2

          (ii)A direct conflict exists between the interests of the nominee and the public shareholders; or

         (iii)Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or
              Nominating Committees to be composed of independent directors and requiring a majority independent board.

3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

   Capitalization changes

     .   Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

     .   Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

     .   Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

     .   Proposals for share repurchase plans.

     .   Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

     .   Proposals to effect stock splits.

     .   Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

   Compensation

     .   Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

     .   Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

     .   Proposals for the establishment of employee stock option Plans and other employee ownership plans.

     .   Proposals for the establishment of employee retirement and severance plans

   Anti-Takeover Matters

     .   Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

     .   Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

                                      B-3

4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against
   (notwithstanding management support).

     .   Proposals to establish cumulative voting rights in the election of directors.

     .   Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

     .   Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

     .   Proposals to create "blank check" preferred stock.

     .   Proposals relating to changes in capitalization by 100% or more.

     .   Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

     .   Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

     .   Proposals to indemnify auditors.

5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

   Corporate Transactions

     .   Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal
         company-specific knowledge.

     .   Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

     .   Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

     .   Proposals relating to Executive/Director stock option plans.
         Generally, stock option plans should meet the following criteria:

           (i)The stock option plan should be incentive based;

          (ii)For mature companies, should be no more than 5% of the issued capital at the time of approval;

         (iii)For growth companies, should be no more than 10% of the issued capital at the time of approval.

   Anti-Takeover Provisions

     .   Proposals requiring shareholder ratification of poison pills.

     .   Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

                                      B-4

B. SHAREHOLDER PROPOSALS

1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

     .   Proposals requiring auditors to attend the annual meeting of shareholders.

     .   Proposals requiring non-U.S. companies to have a separate Chairman and
         CEO.

     .   Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

     .   Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

     .   Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

     .   Proposals requiring confidential voting.

     .   Proposals to reduce or eliminate supermajority voting requirements.

     .   Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

     .   Proposals to require the company to expense stock options.

2. The following shareholder proposals will be voted as determined by the Proxy
   Review Committee.

     .   Proposals that limit tenure of directors.

     .   Proposals to limit golden parachutes.

     .   Proposals requiring directors to own large amounts of stock to be eligible for election.

     .   Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange
         Commission ("SEC") regulations.

     .   Proposals that limit retirement benefits or executive compensation.

     .   Proposals requiring shareholder approval for bylaw or charter amendments.

     .   Proposals requiring shareholder approval of executive compensation.

     .   Proposals requiring shareholder approval of golden parachutes.

     .   Proposals to eliminate certain anti-takeover related provisions.

     .   Proposals to prohibit payment of greenmail.

3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

     .   Proposals to declassify the Board of Directors (if management supports a classified board).

     .   Proposals requiring a U.S. company to have a separate Chairman and CEO.

     .   Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

     .   Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

                                      B-5

     .   Proposals that require inappropriate endorsements or corporate actions.

     .   Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV. ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A. PROXY REVIEW COMMITTEE

1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

    (a)The Committee, which is appointed by MSIM's Chief Investment Officer
       ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm.
       The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

    (b)The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

    (c)The Committee will meet at least monthly to (among other matters): (1)
       address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to
       ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

    (d)The Committee will meet on an ad hoc basis to (among other matters): (1)
       authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares)
       and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and
       (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The
       Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

    (e)In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the
       Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review
       Committee and MSIM's Chief Investment Officer or his/her designee. The
       Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

    (f)The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special
       Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S.
       registered investment company, the Committee and Special Committee,

                                      B-6

       or their designee(s), will report their decisions to each applicable
       Board of Trustees/Directors of those investment companies at each
       Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special
       Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

    (g)The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special
       Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

2. A material conflict of interest could exist in the following situations, among others:

    (a)The issuer soliciting the vote is a client of MSIM or an affiliate of
       MSIM and the vote is on a material matter affecting the issuer;

    (b)The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

    (c)Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C. PROXY VOTING REPORTS

    (a)MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

    (b)MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                      B-7

2005 Semi-Annual Report

June 30, 2005

Morgan Stanley Institutional Fund, Inc.

Global and International Equity Portfolios	Fixed Income Portfolio

Active International Allocation	Emerging Markets Debt
Emerging Markets
European Real Estate	Money Market Portfolios
Global Franchise
Global Value Equity	Money Market
International Equity	Municipal Money Market
International Magnum
International Small Cap

U.S. Equity Portfolios

Equity Growth
Focus Equity
Small Company Growth
U.S. Real Estate
Value Equity

2005 Semi-Annual Report

June 30, 2005

Shareholder’s Letter	3
Performance Summary	4
Expense Examples	6
Investment Advisory Agreement Approval	9
Portfolios of Investments
Global and International Equity Portfolios:
Active International Allocation	41
Emerging Markets	52
European Real Estate	57
Global Franchise	59
Global Value Equity	61
International Equity	64
International Magnum	67
International Small Cap	71

U.S. Equity Portfolios:
Equity Growth	74
Focus Equity	76
Small Company Growth	78
U.S. Real Estate	80
Value Equity	82

Fixed Income Portfolio:
Emerging Markets Debt	84

Money Market Portfolios:
Money Market	87
Municipal Money Market	88

Statements of Assets and Liabilities	91
Statements of Operations	95
Statements of Changes in Net Assets	99
Financial Highlights	107
Notes to Financial Statements	130
Director and Officer Information	140

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call 1-(800)-548-7786. Please read the prospectuses carefully before you invest or send money.  Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management’s web-site: www.morganstanley.com/im.

(This page has been left blank intentionally.)

2005 Semi-Annual Report

June 30, 2005

Dear Shareholders:

We are pleased to present to you the Fund’s Semi-Annual Report for the six months ended June 30, 2005. Our Fund currently offers 16 portfolios providing investors with a full array of global and domestic equity and fixed-income products. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), fixed income (e.g., short, medium, and long duration; investment grade and high yield) and cash (e.g., money market).

Sincerely,

Ronald E. Robison

Executive Vice President –

Principal Executive Officer

July 2005

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Performance Summary

			Year-to-Date				One Year
			Total Return				Total Return
	Inception Dates				Comparable				Comparable
	Class A	Class B	Class A	Class B	Indices		Class A	Class B	Indices
Global and International Equity Portfolios:
Active International Allocation	1/17/92	1/2/96	(1.82)%	(1.98)%	(1.17)%	(1)	10.81%	10.47%	13.65%	(1)
Emerging Markets	9/25/92	1/2/96	5.65	5.50	6.00	(2)	34.04	33.70	34.38	(2)
European Real Estate	10/1/97	10/1/97	3.83	3.68	4.23	(3)	35.57	35.11	38.71	(3)
Global Franchise	11/28/01	11/28/01	3.64	3.46	(0.70)	(4)	11.52	11.24	10.05	(4)
Global Value Equity	7/15/92	1/2/96	(1.18)	(1.30)	(0.70)	(4)	7.75	7.44	10.05	(4)
International Equity	8/4/89	1/2/96	(1.52)	(1.63)	(1.17)	(1)	11.68	11.43	13.65	(1)
International Magnum	3/15/96	3/15/96	(1.78)	(1.95)	(1.17)	(1)	11.01	10.63	13.65	(1)
International Small Cap	12/15/92	–	2.31	–	4.55	(5)	17.54	–	20.98	(5)
U.S. Equity Portfolios:
Equity Growth	4/2/91	1/2/96	0.18	0.00	(1.72)	(6)	5.27	4.95	1.68	(6)
Focus Equity	3/8/95	1/2/96	1.27	1.13	(1.72)	(6)	6.46	6.12	1.68	(6)
Small Company Growth	11/1/89	1/2/96	5.28	5.16	(3.58)	(7)	15.82	15.52	4.29	(7)
U.S. Real Estate	2/24/95	1/2/96	8.38	8.24	6.38	(8)	39.09	38.74	32.66	(8)
Value Equity	1/31/90	1/2/96	2.29	2.14	1.76	(9)	13.17	12.81	14.06	(9)
Fixed Income Portfolio:
Emerging Markets Debt	2/1/94	1/2/96	6.59	6.45	5.11	(10)	21.10	21.02	20.17	(10)
Money Market Portfolios:
Money Market	11/15/88	–	–	–	–	–	–	–
Municipal Money Market	2/10/89	–	–	–	–	–	–	–

Yield Information as of June 30, 2005

			7 Day Current Yield†	7 Day Effective Yield†	30 Day Current Yield††		30 Day Comparable Yield
Money Market Portfolios:
Money Market			2.77%	2.81%	2.70%		2.50%	(11)
Municipal Money Market			2.12	2.15	2.04		1.80	(12)

†

The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields will fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

††

The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Performance Summary (cont’d)

	Five Year				Ten Year				Since Inception Average Annual Total Return
	Average Annual Total Return				Average Annual Total Return					Comparable		Comparable
	Class A	Class B	Comparable Indices		Class A	Class B	Comparable Indices		Class A	Indices - Class A	Class B	Indices - Class B

Global and International Equity Portfolios:
Active International Allocation	(0.01)%	(0.27)%	(0.55)%	(1)	6.73%	–	5.22%	(1)	6.56%	6.19%	5.50%	4.61%	(1)
Emerging Markets	3.33	3.06	7.40	(2)	5.86	–	4.14	(2)	8.42	7.58	6.47	4.51	(2)
European Real Estate	22.39	22.08	23.02	(3)	–	–	–	(3)	14.23	15.08	13.94	15.08	(3)
Global Franchise	–	–	–	(4)	–	–	–	(4)	16.11	6.08	15.78	6.08	(4)
Global Value Equity	3.52	3.24	(2.08)	(4)	8.99	–	7.07	(4)	11.27	8.11	8.49	6.28	(4)
International Equity	6.58	6.35	(0.55)	(1)	11.55	–	5.22	(1)	11.20	4.30	11.13	4.61	(1)
International Magnum	(0.64)	(0.92)	(0.55)	(1)	–	–	–	(1)	4.18	4.75	3.90	4.75	(1)
International Small Cap	11.31	–	8.45	(5)	11.78	–	4.35	(5)	13.32	6.28	–	–	(5)
U.S. Equity Portfolios:
Equity Growth	(6.94)	(7.20)	(10.36)	(6)	9.60	–	7.4	(6)	10.24	8.52	7.91	6.25	(6)
Focus Equity	(6.60)	(6.82)	(10.36)	(6)	11.10	–	7.4	(6)	12.57	8.49	9.34	6.25	(6)
Small Company Growth	(0.58)	(0.81)	(4.51)	(7)	14.66	–	5.16	(7)	13.46	7.06	13.24	4.08	(7)
U.S. Real Estate	20.44	20.08	20.45	(8)	17.46	–	14.88	(8)	17.73	14.94	16.68	14.69	(8)
Value Equity	5.63	5.36	6.56	(9)	11.03	–	12.03	(9)	10.91	12.28	9.95	10.89	(9)
Fixed Income Portfolio:
Emerging Markets Debt	14.35	14.08	12.60	(10)	13.55	–	14.13	(10)	11.35	11.01	12.26	12.96	(10)
Money Market Portfolios:
Money Market	–	–	–		–	–	–		–	–	–	–
Municipal Money Market	–	–	–		–	–	–		–	–	–	–

Performance data quoted assumes that all dividends and distributions, if any, were reinvested and represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call 1-800-548-7786. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Indices:

(1)	MSCI EAFE (Europe, Australasia, and Far East)
(2)	MSCI Emerging Markets Free
(3)	GPR General Real Estate Securities - Europe
(4)	MSCI World
(5)	MSCI EAFE Small Cap Total Return
(6)	Russell 1000 Growth
(7)	Russell 2000 Growth
(8)	National Association of Real Estate Investment Trusts (NAREIT) Equity
(9)	Russell 1000 Value
(10)	J.P. Morgan Emerging Markets Global Bond
(11)	iMoneyNet Money Fund Comparable Yield
(12)	iMoneyNet Municipal Money Fund Comparable Yield

Investments in the Money Market or Municipal Money Market Portfolios are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. Although the Money Market and Municipal Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these portfolios. Please read the Portfolios’ prospectuses carefully before you invest or send money.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Expense Examples

Expense Examples

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period* January 1, 2005 – June 30, 2005

Active International Allocation Portfolio
Class A
Actual	$1,000.00	$981.80	$3.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.83	4.01
Class B
Actual	1,000.00	980.20	5.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.59	5.26

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Emerging Markets Portfolio
Class A
Actual	$1,000.00	$1,056.50	$7.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.65	7.20
Class B
Actual	1,000.00	1,055.00	8.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.41	8.45

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.44% and 1.69%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

European Real Estate Portfolio
Class A
Actual	$1,000.00	$1,038.30	$5.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.84	5.01
Class B
Actual	1,000.00	1,036.80	6.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.60	6.26

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Expense Examples (cont’d)

	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period* January 1, 2005 – June 30, 2005

Global Franchise Portfolio
Class A
Actual	$1,000.00	$1,036.40	$5.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.84	5.01
Class B
Actual	1,000.00	1,034.60	6.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.60	6.26

* Expenses are equal to the Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Global Value Equity Portfolio
Class A
Actual	$1,000.00	$988.20	$4.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.23	4.61
Class B
Actual	1,000.00	987.00	5.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.99	5.86

* Expenses are equal to the Class A and Class B annualized net expense ratios of 0.92% and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

International Equity Portfolio
Class A
Actual	$1,000.00	$984.80	$4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.18	4.66
Class B
Actual	1,000.00	983.70	5.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.94	5.91

* Expenses are equal to the Class A and Class B annualized net expense ratios of 0.93% and 1.18%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

International Magnum Portfolio
Class A
Actual	$1,000.00	$982.20	$4.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.84	5.01
Class B
Actual	1,000.00	980.50	6.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.60	6.26

* Expenses are equal to the Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

International Small Cap Portfolio
Class A
Actual	$1,000.00	$1,023.10	$5.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.34	5.51

* Expenses are equal to the Class A annualized net expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Equity Growth Portfolio
Class A
Actual	$1,000.00	$1,001.80	$3.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.52	3.31
Class B
Actual	1,000.00	1,000.00	4.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.28	4.56

* Expenses are equal to the Class A and Class B annualized net expense ratios of 0.66% and 0.91%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Expense Examples (cont’d)

	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period* January 1, 2005 – June 30, 2005

Focus Equity Portfolio
Class A
Actual	$1,000.00	$1,012.70	$4.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.84	5.01
Class B
Actual	1,000.00	1,011.30	6.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.60	6.26

* Expenses are equal to the Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Company Growth Portfolio
Class A
Actual	$1,000.00	$1,052.80	$5.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.64	5.21
Class B
Actual	1,000.00	1,051.60	6.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.46

* Expenses are equal to the Class A and Class B annualized net expense ratios of 1.04% and 1.29%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

U.S. Real Estate Portfolio
Class A
Actual	$1,000.00	$1,083.80	$4.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.33	4.51
Class B
Actual	1,000.00	1,082.40	5.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.09	5.76

* Expenses are equal to the Class A and Class B annualized net expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Value Equity Portfolio
Class A
Actual	$1,000.00	$1,022.90	$3.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.32	3.51
Class B
Actual	1,000.00	1,021.40	4.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.08	4.76

* Expenses are equal to the Class A and Class B annualized net expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Emerging Markets Debt Portfolio
Class A
Actual	$1,000.00	$1,065.90	$5.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.74	5.11
Class B
Actual	1,000.00	1,064.50	6.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.50	6.36

* Expenses are equal to the Class A and Class B annualized net expense ratios of 1.02% and 1.27%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Money Market Portfolio
Class A
Actual	$1,000.00	$1,011.60	$2.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.71	2.11

* Expenses are equal to the Class A annualized net expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Municipal Money Market Portfolio
Class A
Actual	$1,000.00	$1,009.20	$1.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.86	1.96

* Expenses are equal to the Class A annualized net expense ratio of 0.39%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the ‘‘Adviser’’ and the Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable funds selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was lower than its performance peer group average for all three periods.  The Board considered that the Portfolio’s performance, relative to its performance peer group, has improved, as the gap between the Portfolio’s performance and the average of its performance peer group has narrowed from the five- to the three- to the one-year period.  The Board concluded that the Portfolio’s performance was improving and was now competitive with that of its performance peer group.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement.  The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints.  The Board recommended that the Adviser consider incorporating breakpoints in the management fee schedule.  The Adviser agreed to introduce a breakpoint which would reduce the advisory fee from 0.65% to 0.60% on assets above $1 billion.  The Board concluded that the proposed new breakpoint in the management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and ‘‘soft dollar’’ benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (‘‘ECN’’).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through ‘‘soft dollar’’ arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

EMERGING MARKETS PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the ‘‘Adviser’’ and the Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable funds selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was lower than its performance peer group average for all three periods.  The Board considered that the Portfolio’s performance relative to its performance peer group has narrowed from the five- to the three- to the one-year period.  The Board concluded that the Portfolio’s performance could reasonably be expected to be competitive with that of its performance peer group.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement.  The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was higher than the average management fee rate for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was higher than, but close to, the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the management fee rate was competitive in light of the fact that the Adviser managed the Portfolio so that the total expense ratio of the Portfolio was higher than, but close to, the total expense ratio of the funds in the expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints.  The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints.  The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and ‘‘soft dollar’’ benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (‘‘ECN’’).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through ‘‘soft dollar’’ arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser.  The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

EUROPEAN REAL ESTATE PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the ‘‘Adviser’’ and the Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable funds selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was lower than its performance peer group average for the five-year period but better for the one- and three-year periods.  The Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints.  The Board considered that the Portfolio’s assets were small and its potential growth was unpredictable.  The Board concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and ‘‘soft dollar’’ benefits (discussed in the next section).  The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (‘‘ECN’’).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through ‘‘soft dollar’’ arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser.  The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

GLOBAL FRANCHISE PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the ‘‘Adviser’’ and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-and three-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable funds selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was lower than its performance peer group average for the one-year period but better for the three-year period.  The Board concluded that the Portfolio’s overall performance was satisfactory.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement.  The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints.  The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints.  The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and ‘‘soft dollar’’ benefits (discussed in the next section).  The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (‘‘ECN’’).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through ‘‘soft dollar’’ arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser.  The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

GLOBAL VALUE EQUITY PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘ Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable.   The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the ‘‘Adviser’’ and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ending November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable funds selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was lower than its performance peer group average for the one- and three-year periods and better for the five-year period.  The Board discussed with the Adviser possible steps to improve performance.  The Adviser informed the Board that in order to try to improve performance, the Adviser has strengthened the resources supporting the Portfolio.  The Board concluded that the actions taken by the Adviser were reasonably designed to improve performance.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement.  The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints.  The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints.  The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and ‘‘soft dollar’’ benefits (discussed in the next section).  The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (‘‘ECN’’).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through ‘‘soft dollar’’ arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

INTERNATIONAL EQUITY PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the ‘‘Adviser’’ and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable portfolios selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was better than the performance peer group average for all three periods.  The Board concluded that the Portfolio’s overall performance was satisfactory.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement.  The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was higher than the average management fee rate for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also higher than, but close to, the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the management fee and total expense ratio were not excessive in light of the quality of services provided to the Portfolio.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints.  The Board recommended that the Adviser consider incorporating breakpoints in the management fee schedule.  The Adviser agreed to introduce a breakpoint which would reduce the advisory fee from 0.80% to 0.75% on assets above $10 billion.  The Board concluded that the proposed new breakpoint in the management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and ‘‘soft dollar’’ benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (‘‘ECN’’).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through ‘‘soft dollar’’ arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser.  The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

INTERNATIONAL MAGNUM PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the ‘‘Adviser’’ and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable funds selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was lower than its performance peer group average for all three periods.  The Board considered that performance had improved in the last year from the two prior periods and discussed with the Adviser the reasons for the improved performance.  The Board concluded that the Portfolio’s performance was improving and can reasonably be expected to be competitive with that of its performance peer group.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement.  The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints.  The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints.  The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and ‘‘soft dollar’’ benefits (discussed in the next section).  The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (‘‘ECN’’).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through ‘‘soft dollar’’ arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

INTERNATIONAL SMALL CAP PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the ‘‘Adviser’’ and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable portfolios selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was better than its performance peer group average for all three periods.  The Board concluded that the Portfolio’s performance was satisfactory.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement.  The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was higher than the average management fee rate for portfolios, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also higher than the average total expense ratio of the portfolios included in the Portfolio’s expense peer group.  The Board concluded that the management fee and total expense ratio were not excessive in light of the quality of services provided to the Portfolio.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints.  The Board recommended that the Adviser consider incorporating breakpoints in the management fee schedule.  The Adviser agreed to introduce a breakpoint which would reduce the advisory fee from 0.95% to 0.90% on assets above $1.50 billion.  The Board concluded that the proposed new breakpoint in the management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and ‘‘soft dollar’’ benefits (discussed in the next section).  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (‘‘ECN’’).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through ‘‘soft dollar’’ arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

EQUITY GROWTH PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the ‘‘Adviser’’ and the Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable funds selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was lower than its performance peer group average for the three-year period but better than average for the one- and five-year periods.  The Board considered that in order to try to improve performance, the Adviser had changed the Portfolio’s portfolio manager on June 30, 2004 and performance had improved during the most recent six-month period.  The Board concluded that the Portfolio’s relative performance was improving and the actions taken by the Adviser were reasonably designed to improve performance.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement.  The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was higher than the average management fee rate for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; but (ii) the Portfolio’s total expense ratio was lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the management fee rate was competitive in light of the fact that the Adviser managed the Portfolio so that the total expense ratio of the Portfolio was less than the total expense ratio of the funds in the expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints.  The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints.  The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and ‘‘soft dollar’’ benefits (discussed in the next section).  The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (‘‘ECN’’).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through ‘‘soft dollar’’ arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

FOCUS EQUITY PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the ‘‘Adviser’’ and the Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable funds selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was lower than its performance peer group average for the three-year period but better for the one- and five-year periods. The Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was higher than the average management fee rate for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; but (ii) the Portfolio’s total expense ratio was lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the management fee rate was competitive in light of the fact that the Adviser managed the Portfolio so that the total expense ratio of the Portfolio was less than the total expense ratio of the funds in the expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board recommended that the Adviser consider incorporating one or more breakpoints in the management fee.  The Adviser agreed to introduce a breakpoint of 0.50% on assets below $1 billion, 0.45% on assets in excess of $1 billion but below $2 billion, 0.40% on assets in excess of $2 billion but below $3 billion and 0.35% on assets in excess of $3 billion.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and ‘‘soft dollar’’ benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (‘‘ECN’’).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through ‘‘soft dollar’’ arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

SMALL COMPANY GROWTH PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the ‘‘Adviser’’ and the Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable portfolios selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was better than its performance peer group average for all three periods.  The Board concluded that the Portfolio’s performance was satisfactory.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement.  The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was higher than the average management fee rate for portfolios, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also higher than the average total expense ratio of the portfolios included in the Portfolio’s expense peer group.  The Board concluded that the management fee and total expense ratio were not excessive in light of the quality of services provided to the Portfolio.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes a breakpoint.  The Board recommended that the Adviser consider incorporating additional breakpoints in the management fee schedule.  The Adviser agreed to introduce a breakpoint which would reduce the advisory fee from 0.92% to 0.80% on assets above $1.50 billion.  The Board concluded that the proposed new breakpoint in the management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and ‘‘soft dollar’’ benefits (discussed in the next section).  The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (‘‘ECN’’).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through ‘‘soft dollar’’ arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

U.S. REAL ESTATE PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the ‘‘Adviser’’ and the Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable portfolios selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was lower than its performance peer group average for each of the three- and five-year periods and better for the one-year period.  The Board concluded that the Portfolio’s overall performance was satisfactory.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement.  The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was higher than the average management fee rate for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also higher than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the management fee rate was competitive in light of the fact that the Adviser managed the Portfolio so that the total expense ratio was higher than, but close to, that of the funds in the Portfolio’s expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints.  The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints.  The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and ‘‘soft dollar’’ benefits (discussed in the next section).  The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (‘‘ECN’’).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through ‘‘soft dollar’’ arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser.  The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

VALUE EQUITY PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the ‘‘Adviser’’ and the Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable portfolio selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was lower than its performance peer group average for the three-year period, but better for the one- and five-year periods.  The Board concluded that the Portfolio’s overall performance was satisfactory.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement.  The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints.  The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints.  The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and ‘‘soft dollar’’ benefits (discussed in the next section).  The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (‘‘ECN’’).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through ‘‘soft dollar’’ arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

EMERGING MARKETS DEBT PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the ‘‘Adviser’’ and the Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable funds selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was lower than its performance peer group average for all three periods.  The Board discussed with the Adviser possible steps to improve performance.  The Adviser informed the Board that in order to try to improve performance it increased its research staff in 2004.  The Board concluded that the Portfolio’s relative performance was improving and that the actions taken by the Adviser were reasonably designed to improve performance.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement.  The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were not excessive.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints.  The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints.  The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser.  The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board concluded that the float benefits were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Portfolio (‘‘soft dollars’’).  The Board noted that the Portfolio invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser.  The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

MONEY MARKET PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading.  The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the ‘‘Adviser’’ and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable funds selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was lower than its performance peer group average for all three periods.  The Board considered that the Portfolio’s performance, relative to its performance peer group, has improved, as the gap between the Portfolio’s performance and the average of its performance peer group has narrowed from the five- to the three- to the one-year period.  The Board concluded that the Portfolio’s performance was improving and can reasonably be expected to be competitive with that of its performance peer group.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement.  The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was higher than the average management fee rate for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also higher, but close to, than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board considered that in order to reduce the management fee and total expense ratio, the Adviser was maintaining a cap of 0.55% of the Portfolio’s assets on all expenses of the Portfolio, excluding brokerage commissions but including the management fee.  The Board concluded that, with the expense cap in effect, the Portfolio’s management fee and total expense ratio could be expected to be competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints.  The Board noted that the Adviser maintains a cap on all expenses, excluding brokerage fees but including the management fee, of 0.55% a year.  The Board concluded that as a result of the expense cap the management fee and total expenses at this time would effectively reflect economies of scale as assets increase.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser.  The Board concluded that the float benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Portfolio (‘‘soft dollars’’).  The Board noted that the Portfolio invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser.  The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

MUNICIPAL MONEY MARKET PORTFOLIO

Nature, Extent and Quality of Services

The Board of Directors (the ‘‘Board’’) reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading.  The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the ‘‘Adviser’’ and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the ‘‘Lipper Reports’’), compared to the performance of comparable funds selected by Lipper (the ‘‘performance peer group’’), and noted that the Portfolio’s performance was lower than its performance peer group average for all three periods.  The Board considered that the Portfolio’s performance, relative to its performance peer group, has improved, as the gap between the Portfolio’s performance and the average of its performance peer group has narrowed from the five- to the three- to the one-year period.  The Board concluded that the Portfolio’s performance was improving and can reasonably be expected to be competitive with that of its performance peer group.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the ‘‘management fee’’) paid by the Portfolio under the Management Agreement.  The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio.  The Board noted that: (i) the Portfolio’s management fee rate was higher than the average management fee rate for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also higher, but close to, than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board considered that in order to reduce the management fee and total expense ratio, the Adviser was maintaining a cap of 0.57% of the Portfolio’s assets on all expenses of the Portfolio, excluding brokerage commissions but including the management fee.  The Board concluded that the Portfolio’s management fee and total expense ratio were not excessive.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints.  The Board noted that the Adviser maintains a cap on all expenses, excluding brokerage fees but including the management fee, of 0.57% a year.  The Board concluded that as a result of the expense cap the management fee and total expenses at this time would effectively reflect economies of scale as assets increase.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as ‘‘float’’ benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser.  The Board concluded that the float benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Portfolio (‘‘soft dollars’’).  The Board noted that the Portfolio invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser.  The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

Active International Allocation Portfolio

		Value
	Shares	(000)
Common Stocks (89.3%)
Australia (2.6%)
Alumina Ltd.	74,784	$315
Amcor Ltd.	58,069	295
AMP Ltd.	33,484	164
Ansell Ltd.	4,383	33
Australia & New Zealand Banking Group Ltd.	36,406	600
Australian Gas Light Co., Ltd.	11,707	127
BHP Billiton Ltd.	231,225	3,162
BlueScope Steel Ltd.	47,246	293
Boral Ltd.	38,470	189
Brambles Industries Ltd.	24,925	154
Coca-Cola Amatil Ltd.	12,924	78
Coles Myer Ltd.	27,045	190
Commonwealth Bank of Australia	30,082	867
CSL Ltd.	2,172	55
CSR Ltd.	62,408	127
Foster’s Group Ltd.	51,400	208
Insurance Australia Group Ltd.	42,790	195
James Hardie Industries N.V.	30,762	177
John Fairfax Holdings Ltd.	25,260	82
Leighton Holdings Ltd.	5,438	47
Lend Lease Corp., Ltd.	(c)10,440	103
Macquarie Bank Ltd.	5,261	238
Macquarie Infrastructure Group	56,982	180
Mayne Group Ltd.	22,671	81
National Australia Bank Ltd.	39,082	913
Newcrest Mining Ltd.	21,418	283
OneSteel Ltd.	36,623	73
Orica Ltd.	18,463	249
Origin Energy Ltd.	43,367	251
PaperlinX Ltd.	29,727	68
Patrick Corp., Ltd.	23,518	100
QBE Insurance Group Ltd.	(c)17,138	209
Rinker Group Ltd.	61,377	648
Rio Tinto Ltd.	(c)20,056	680
Santos Ltd.	32,482	279
Sonic Healthcare Ltd.	4,662	44
Stockland	1,020	4
Suncorp-Metway Ltd.	13,882	212
TABCORP Holdings Ltd.	10,214	127
Telstra Corp., Ltd.	54,349	209
Transurban Group	14,272	81
Wesfarmers Ltd.	9,460	287
Westpac Banking Corp.	42,543	644
WMC Resources Ltd.	75,197	447
Woodside Petroleum Ltd.	25,915	575
Woolworths Ltd.	(c)25,270	316
		14,659
Austria (1.1%)
Bank Austria Creditanstalt AG	(c)10,833	1,127
Boehler-Uddeholm AG	558	74
Erste Bank der Oesterreichischen Sparkassen AG	35,060	1,754
Flughafen Wien AG	3,154	205
IMMOFINANZ Immobilien Anlagen AG	(a)35,141	322
Mayr-Melnhof Karton AG	1,261	175
OMV AG	3,262	$1,419
RHI AG	(a)(c)4,447	121
Telekom Austria AG	(c)21,207	412
VA Technologie AG	(a)2,483	192
Verbund-Oesterreichische Elektrizitaetswirtschafts AG, Class A	1,049	289
Voestalpine AG	(c)1,264	88
Wienerberger AG	3,553	165
		6,343
Belgium (1.0%)
AGFA-Gevaert N.V.	3,536	98
Bekaert S.A.	465	35
Belgacom S.A.	6,018	205
Cumerio	925	16
Dexia	50,151	1,100
Electrabel S.A.	1,171	511
Fortis	74,737	2,068
InBev N.V.	3,651	124
KBC Groupe S.A.	6,916	545
Solvay S.A., Class A	3,724	382
UCB S.A.	5,724	278
Umicore	925	74
		5,436
Brazil (1.2%)
AmBev	241,109	62
AmBev (Preference)	1,205,549	374
Aracruz Celulose S.A., Class B (Preference)	31,975	112
Banco Bradesco S.A. (Preference)	15,000	533
Banco Itau Holding Financeira S.A. (Preference)	3,075	572
Brasil Telecom Participacoes S.A. (Preference)	17,028,000	123
Caemi Mineracao e Metalurgica S.A. (Preference)	119,000	112
CEMIG S.A. (Preference)	7,130,000	227
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (Preference)	(c)1,000	20
Cia Siderurgica de Tubarao (Preference)	1,042,000	48
Cia Siderurgica Nacional S.A.	5,951	97
CVRD, Class A (Preference)	40,441	1,026
Electrobras S.A. Class B (Preference)	8,091,225	104
Embraer (Preference)	24,830	204
Embratel Participacoes S.A. (Preference)	(a)8,878,432	19
Gerdau S.A. (Preference)	15,000	145
Klabin S.A. (Preference)	44,000	76
Petrobras S.A. (Preference)	40,000	1,843
Sadia S.A. (Preference)	35,000	68
Souza Cruz S.A.	6,000	74
Tele Centro Oeste Celular Participacoes S.A. (Preference)	140	@–
Tele Centro Oeste Celular Participacoes S.A.	5,816	59
Tele Norte Leste Participacoes S.A. (Preference)	19,661	328
Telesp Celular Participacoes S.A.	(a)12,250	52
Telesp Celular Participacoes S.A. (Preference)	566	@–
Unibanco GDR	(c)5,700	220
Usiminas S.A., Class A (Preference)	7,000	115

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Brazil (cont’d)
Votorantim Celulose e Papel S.A. (Preference)	5,935	$73
		6,686
Denmark (0.6%)
AP Moller - Maersk A/S	60	570
Danske Bank A/S	27,045	812
DSV A/S	900	76
GN Store Nord A/S	17,800	201
Novo-Nordisk A/S, Class B	13,300	677
Novozymes A/S, Class B	3,114	154
TDC A/S	10,000	428
Vestas Wind Systems A/S	(a)8,650	143
		3,061
Finland (1.1%)
Cargotec Corp., Class B	(a)2,144	60
Fortum Oyj	23,010	369
Kesko Oyj, Class B	858	22
Kone Oyj, Class B	(a)2,144	128
Metso Oyj	5,130	111
Neste Oil Oyj	(a)5,752	149
Nokia Oyj	184,894	3,077
Outokumpu Oyj	(c)13,050	168
Sampo Oyj, Class A	18,919	295
Stora Enso Oyj, Class R	39,983	510
TietoEnator Oyj	8,736	265
UPM-Kymmene Oyj	30,931	593
Uponor Oyj	2,504	49
Wartsila Oyj, Class B	3,434	99
		5,895
France (7.8%)
Accor S.A.	(c)15,312	715
Alcatel S.A.	(a)(c)49,069	535
Alstom	(a)(c)223,222	221
Atos Origin S.A.	(a)1,358	86
Autoroutes du Sud de la France	4,075	232
AXA S.A.	102,232	2,543
BNP Paribas S.A.	(c)70,343	4,809
Bouygues S.A.	14,072	581
Business Objects S.A.	(a)3,997	106
Cap Gemini S.A.	(a)11,592	367
Carrefour S.A.	26,871	1,297
Casino Guichard Perrachon S.A.	(c)2,971	208
Cie de Saint-Gobain	(c)14,948	826
Cie Generale d’Optique Essilor International S.A.	(c)3,088	210
CNP Assurances	(c)4,365	279
Credit Agricole S.A.	(c)30,308	766
Dassault Systemes S.A.	3,682	178
France Telecom S.A.	65,202	1,894
Gecina S.A. REIT	(c)2,500	284
Groupe Danone	(c)11,909	1,044
Hermes International	361	73
Imerys S.A.	(c)3,876	267
Klepierre	2,108	201
L’Air Liquide S.A.	(c)9,302	1,581
L’Oreal S.A.	(c)2,146	$154
Lafarge S.A.	12,857	1,167
Lagardere S.C.A.	(c)5,140	379
LVMH Moet Hennessy Louis Vuitton S.A.	(c)8,891	685
Michelin (CGDE), Class B	3,830	232
Pernod-Ricard S.A.	(c)1,088	174
Peugeot S.A.	(c)4,361	257
Pinault-Printemps-Redoute S.A.	(c)2,310	237
Publicis Groupe	3,416	100
Renault S.A.	(c)4,489	394
Safran S.A.	4,202	87
Sanofi-Aventis S.A.	(c)46,824	3,834
Schneider Electric S.A.	(c)10,874	817
Societe BIC S.A.	3,586	214
Societe Generale	(c)27,637	2,800
Societe Television Francaise 1	4,208	111
Sodexho Alliance S.A.	(c)8,597	265
Suez S.A.	(c)48,748	1,319
Technip S.A.	1,244	58
Thales S.A.	(c)5,403	219
Thomson	(c)8,864	211
Total S.A.	34,426	8,062
Unibail	(c)3,409	437
Veolia Environnement	(c)10,055	376
Vinci S.A.	6,920	576
Vivendi Universal S.A.	32,122	1,006
Zodiac S.A.	509	27
		43,501
Germany (6.0%)
Adidas-Salomon AG	1,713	286
Allianz AG (Registered)	18,885	2,162
Altana AG	4,576	261
BASF AG	33,946	2,250
Bayer AG	41,881	1,393
Bayerische Hypo-und Vereinsbank AG	(a)56,012	1,457
Beiersdorf AG	(c)5,684	638
Celesio AG	1,833	144
Commerzbank AG	65,866	1,424
Continental AG	3,029	218
DaimlerChrysler AG	20,524	831
Deutsche Bank AG (Registered)	35,200	2,745
Deutsche Boerse AG	14,349	1,121
Deutsche Lufthansa AG (Registered)	12,385	152
Deutsche Post AG (Registered)	37,297	871
Deutsche Telekom AG (Registered)	131,248	2,426
Douglas Holding AG	1,001	36
E. ON AG	44,245	3,928
Epcos AG	(a)3,058	38
Fresenius Medical Care AG	(c)3,032	259
HeidelbergCement AG	3,132	225
Henkel KGaA (Non-Voting Shares)	1,291	115
Hypo Real Estate Holding AG	9,637	366
Infineon Technologies AG	(a)9,727	90
KarstadtQuelle AG	(a)714	10
Lanxess AG	(a)4,188	94
Linde AG	7,449	501

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Germany (cont’d)
MAN AG	(c)6,098	$252
Merck KGaA	2,706	215
Metro AG	5,976	296
Muenchener Rueckversicherungs AG (Registered)	2,773	295
Porsche AG (Non-Voting Shares)	(c)176	132
ProSieben SAT.1 Media AG (Non-Voting Shares)	2,171	37
Puma AG Rudolf Dassler Sport	575	142
RWE AG	23,075	1,483
SAP AG	11,463	1,991
Schering AG	8,960	549
Siemens AG (Registered)	37,499	2,726
ThyssenKrupp AG	16,420	285
TUI AG	(c)9,160	226
Volkswagen AG	(c)5,346	244
Volkswagen AG (Non-Voting Shares)	2,738	97
		33,011
Greece (0.2%)
Alpha Bank A.E.	8,784	234
EFG Eurobank Ergasias S.A.	5,092	156
National Bank of Greece S.A.	10,973	372
OPAP S.A.	10,400	300
Titan Cement Co., S.A.	2,800	86
		1,148
Hong Kong (4.5%)
Bank of East Asia Ltd.	222,618	656
BOC Hong Kong Holdings Ltd.	613,000	1,156
Cathay Pacific Airways Ltd.	168,000	305
Cheung Kong Holdings Ltd.	262,000	2,541
Cheung Kong Infrastructure Holdings Ltd.	60,000	178
CLP Holdings Ltd.	302,300	1,735
Esprit Holdings Ltd.	161,500	1,162
Hang Lung Properties Ltd.	317,000	466
Hang Seng Bank Ltd.	(c)118,200	1,610
Henderson Land Development Co., Ltd.	129,000	616
Hong Kong & China Gas Co., Ltd.	657,079	1,333
Hong Kong Exchanges & Clearing Ltd.	173,000	447
HongKong Electric Holdings Ltd.	233,500	1,065
Hopewell Holdings Ltd.	103,000	263
Hutchison Telecommunications International, Ltd.	(a)(c)228,000	226
Hutchison Whampoa Ltd.	354,200	3,183
Hysan Development Co., Ltd.	109,300	227
Johnson Electric Holdings Ltd.	(c)256,000	234
Kerry Properties Ltd.	(c)85,935	191
Li & Fung Ltd.	265,000	548
MTR Corp.	230,663	443
New World Development Ltd.	377,598	462
PCCW Ltd.	602,411	374
SCMP Group Ltd.	18,000	8
Shangri-La Asia Ltd.	(c)178,424	276
Sino Land Co.	(c)46,891	50
Sun Hung Kai Properties Ltd.	228,000	2,243
Swire Pacific Ltd., Class A	159,500	1,405
Techtronic Industries Co.	144,500	365
Television Broadcasts Ltd.	49,000	277
Wharf Holdings Ltd.	208,600	$730
Yue Yuen Industrial Holdings Ltd.	65,000	199
		24,974
Ireland (0.5%)
Allied Irish Banks plc	35,596	761
Bank of Ireland	41,594	669
CRH plc	31,582	838
DCC plc	1,500	30
Elan Corp. plc	(a)16,150	108
Grafton Group plc	(a)10,315	120
Independent News & Media plc	8,500	26
Irish Life & Permanent plc	2,300	40
		2,592
Italy (2.1%)
Alleanza Assicurazioni S.p.A.	10,315	112
Assicurazioni Generali S.p.A.	15,122	471
Autogrill S.p.A.	8,195	108
Autostrade S.p.A.	(c)16,330	432
Banca Antonveneta S.p.A.	1,590	51
Banca Fideuram S.p.A.	4,060	19
Banca Intesa S.p.A.	116,790	533
Banca Intesa S.p.A. RNC	16,133	69
Banca Monte dei Paschi di Siena S.p.A.	(c)17,656	62
Banca Nazionale del Lavoro S.p.A.	(a)(c)19,810	68
Banca Popolare di Milano Scrl	(c)5,776	57
Banche Popolari Unite Scrl	(c)2,271	45
Banco Popolare di Verona e Novara Scrl	11,763	200
Benetton Group S.p.A.	2,526	23
Capitalia S.p.A.	10,941	61
Enel S.p.A.	(c)57,728	502
ENI S.p.A.	(c)146,300	3,756
Fiat S.p.A.	(a)(c)14,286	104
Finmeccanica S.p.A.	(c)350,095	326
Italcementi S.p.A.	(c)1,801	28
Luxottica Group S.p.A.	6,285	130
Mediaset S.p.A.	15,541	183
Mediobanca S.p.A.	10,262	192
Mediolanum S.p.A.	3,051	19
Pirelli & C S.p.A.	110,321	115
Riunione Adriatica di Sicurta S.p.A.	(c)5,483	106
Sanpaolo IMI S.p.A.	(c)45,873	627
Seat Pagine Gialle S.p.A.	(a)60,586	25
Snam Rete Gas S.p.A.	8,919	48
Telecom Italia S.p.A.	467,352	1,452
Telecom Italia S.p.A. RNC	(c)269,845	698
Tiscali S.p.A.	(a)2,748	8
UniCredito Italiano S.p.A.	(c)147,944	778
		11,408
Japan (23.6%)
77 Bank Ltd. (The)	25,000	153
Acom Co., Ltd.	5,960	381
Advantest Corp.	(c)5,390	395
Aeon Co., Ltd.	32,200	490
Aeon Credit Service Co., Ltd.	1,900	119
Aiful Corp.	5,250	390

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Ajinomoto Co., Inc.	52,400	$581
Alps Electric Co., Ltd.	13,000	198
Amada Co., Ltd.	17,000	115
Asahi Breweries Ltd.	(c)27,200	324
Asahi Glass Co., Ltd.	(c)85,800	899
Asahi Kasei Corp.	(c)85,000	403
Asatsu-DK, Inc.	2,800	78
Astellas Pharma, Inc.	40,100	1,369
Bank of Fukuoka Ltd. (The)	(c)42,000	248
Bank of Yokohama Ltd. (The)	94,000	540
Benesse Corp.	4,100	131
Bridgestone Corp.	(c)68,000	1,301
Canon, Inc.	(c)59,600	3,122
Casio Computer Co., Ltd.	(c)31,200	406
Central Japan Railway Co.	(c)109	840
Chiba Bank Ltd. (The)	55,000	361
Chubu Electric Power Co., Inc.	(c)43,300	1,037
Chugai Pharmaceutical Co., Ltd.	17,107	264
Citizen Watch Co., Ltd.	(c)20,900	188
Coca-Cola West Japan Co., Ltd.	(c)1,000	23
COMSYS Holdings Corp.	(c)1,000	9
Credit Saison Co., Ltd.	11,400	378
CSK Corp.	(c)6,400	250
Dai Nippon Printing Co., Ltd.	31,600	508
Daicel Chemical Industries Ltd.	9,000	47
Daiichi Pharmaceutical Co., Ltd.	19,800	437
Daikin Industries Ltd.	11,100	276
Daimaru, Inc.	(c)20,000	177
Dainippon Ink & Chemicals, Inc.	42,000	134
Daito Trust Construction Co., Ltd.	8,000	299
Daiwa House Industry Co., Ltd.	42,600	486
Daiwa Securities Group, Inc.	244,000	1,501
Denki Kagaku Kogyo K.K.	28,000	100
Denso Corp.	48,950	1,113
Dowa Mining Co., Ltd.	40,000	265
East Japan Railway Co.	249	1,277
Ebara Corp.	(c)24,800	95
Eisai Co., Ltd.	20,202	677
FamilyMart Co., Ltd.	3,900	112
Fanuc Ltd.	13,100	830
Fast Retailing Co., Ltd.	(c)6,800	353
Fuji Photo Film Co., Ltd.	34,500	1,122
Fuji Television Network, Inc.	24	46
Fujikura Ltd.	(c)12,000	58
Fujitsu Ltd.	128,200	667
Furukawa Electric Co., Ltd.	(a)43,800	169
Hankyu Department Stores, Inc.	7,000	44
Hirose Electric Co., Ltd.	(c)2,300	252
Hitachi Ltd.	231,000	1,399
Hokkaido Electric Power Co., Inc.	12,500	255
Hokuhoku Financial Group, Inc.	75,000	230
Honda Motor Co., Ltd.	68,204	3,355
Hoya Corp.	7,400	850
Isetan Co., Ltd.	(c)13,000	162
Ishihara Sangyo Kaisha Ltd.	(c)10,000	22
Ishikawajima-Harima Heavy Industries Co., Ltd.	(a)(c)52,000	$75
Ito En Ltd.	1,500	77
Ito-Yokado Co., Ltd.	23,000	759
Itochu Corp.	(c)83,000	417
Itochu Techno-Science Corp.	2,700	94
Japan Airlines Corp.	66,000	178
Japan Real Estate Investment Corp. REIT	(c)21	178
Japan Tobacco, Inc.	66	880
JFE Holdings, Inc.	(c)42,200	1,037
JGC Corp.	(c)8,000	98
Joyo Bank Ltd. (The)	53,000	259
JS Group Corp.	14,600	247
JSR Corp.	10,500	220
Kajima Corp.	(c)81,400	299
Kaneka Corp.	17,000	190
Kansai Electric Power Co., Inc. (The)	49,700	998
Kao Corp.	44,000	1,037
Kawasaki Heavy Industries Ltd.	(c)52,000	99
Kawasaki Kisen Kaisha Ltd.	4,000	24
Keihin Electric Express Railway Co., Ltd.	(c)26,000	159
Keio Electric Railway Co., Ltd.	15,000	81
Keyence Corp.	2,300	512
Kikkoman Corp.	8,000	70
Kinden Corp.	1,000	7
Kintetsu Corp.	(c)115,200	351
Kirin Brewery Co., Ltd.	(c)74,400	720
Kobe Steel Ltd.	(c)216,000	406
Kokuyo Co., Ltd.	4,500	61
Komatsu Ltd.	76,400	590
Konami Corp.	7,400	155
Konica Minolta Holdings, Inc.	31,500	293
Kubota Corp.	108,000	590
Kuraray Co., Ltd.	(c)24,000	227
Kurita Water Industries Ltd.	(c)4,500	69
Kyocera Corp.	11,600	884
Kyowa Hakko Kogyo Co., Ltd.	28	@–
Kyushu Electric Power Co., Inc.	27,700	601
Lawson, Inc.	3,700	129
Mabuchi Motor Co., Ltd.	(c)2,200	127
Marubeni Corp.	82,000	280
Marui Co., Ltd.	29,200	391
Matsushita Electric Industrial Co., Ltd.	(c)153,000	2,322
Matsushita Electric Works Ltd.	10,000	83
Meiji Dairies Corp.	(c)13,000	74
Meiji Seika Kaisha Ltd.	15,000	74
Meitec Corp.	(c)1,800	55
Millea Holdings, Inc.	94	1,266
Minebea Co., Ltd.	18,000	72
Mitsubishi Chemical Corp.	121,000	352
Mitsubishi Corp.	81,500	1,103
Mitsubishi Electric Corp.	140,800	743
Mitsubishi Estate Co., Ltd.	(c)112,000	1,226
Mitsubishi Heavy Industries Ltd.	243,000	634
Mitsubishi Logistics Corp.	(c)5,000	51
Mitsubishi Materials Corp.	133,000	312
Mitsubishi Rayon Co., Ltd.	33,000	136

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Mitsubishi Tokyo Financial Group, Inc.	(c)401	$3,385
Mitsui & Co., Ltd.	95,800	903
Mitsui Chemicals, Inc.	34,000	199
Mitsui Fudosan Co., Ltd.	97,400	1,091
Mitsui Mining & Smelting Co., Ltd.	79,000	369
Mitsui OSK Lines Ltd.	(c)11,000	67
Mitsui Sumitomo Insurance Co., Ltd.	(c)179,000	1,605
Mitsui Trust Holdings, Inc.	(c)85,545	873
Mitsukoshi Ltd.	25,000	112
Mizuho Financial Group, Inc.	1,045	4,706
Murata Manufacturing Co., Ltd.	16,600	839
Namco Ltd.	2,400	32
NEC Corp.	116,400	626
NEC Electronics Corp.	(c)3,000	135
Net One Systems Co., Ltd.	(c)46	118
NGK Insulators Ltd.	(c)29,600	287
NGK Spark Plug Co., Ltd.	(c)22,000	252
Nidec Corp.	3,200	337
Nikko Cordial Corp.	78,000	341
Nikon Corp.	(c)22,000	248
Nintendo Co., Ltd.	8,200	854
Nippon Building Fund, Inc. REIT	(c)20	180
Nippon Express Co., Ltd.	62,800	272
Nippon Meat Packers, Inc.	17,600	204
Nippon Mining Holdings, Inc.	(c)16,500	93
Nippon Oil Corp.	(c)114,800	777
Nippon Paper Group, Inc.	55	202
Nippon Sheet Glass Co., Ltd.	23,000	90
Nippon Steel Corp.	(c)556,000	1,286
Nippon Telegraph & Telephone Corp.	492	2,109
Nippon Yusen Kabushiki Kaisha	(c)85,000	486
Nissan Chemical Industries Ltd.	(c)9,000	96
Nissan Motor Co., Ltd.	(c)202,900	1,998
Nisshin Seifun Group, Inc.	9,000	93
Nisshinbo Industries, Inc.	5,000	41
Nissin Food Products Co., Ltd.	5,200	133
Nitto Denko Corp.	15,900	904
Nomura Holdings, Inc.	145,300	1,725
Nomura Research Institute Ltd.	2,500	247
NSK Ltd.	50,000	256
NTN Corp.	(c)28,000	150
NTT Data Corp.	115	390
NTT DoCoMo, Inc.	636	935
Obayashi Corp.	39,000	208
Obic Co., Ltd.	700	118
OJI Paper Co., Ltd.	(c)84,400	439
Oki Electric Industry Co., Ltd.	(c)42,000	147
Olympus Corp.	9,000	172
Omron Corp.	15,600	344
Onward Kashiyama Co., Ltd.	(c)13,000	164
Oracle Corp. Japan	(c)3,000	113
Oriental Land Co., Ltd.	5,100	302
ORIX Corp.	6,600	987
Osaka Gas Co., Ltd.	138,600	437
Pioneer Corp.	(c)11,754	177
Promise Co., Ltd.	7,200	$460
Resona Holdings, Inc.	(a)353,000	656
Ricoh Co., Ltd.	47,000	730
Rohm Co., Ltd.	7,600	729
Sanden Corp.	(c)1,000	4
Sankyo Co., Ltd.	30,605	586
Sanyo Electric Co., Ltd.	125,000	318
Sapporo Holdings Ltd.	(c)13,000	62
Secom Co., Ltd.	10,600	454
Seiko Epson Corp.	(c)7,500	249
Sekisui Chemical Co., Ltd.	24,000	165
Sekisui House Ltd.	(c)50,600	509
Seven-Eleven Japan Co., Ltd.	27,200	752
Sharp Corp.	62,200	968
Shimachu Co., Ltd.	4,200	105
Shimamura Co., Ltd.	(c)1,600	135
Shimano, Inc.	(c)7,600	216
Shimizu Corp.	62,600	290
Shin-Etsu Chemical Co., Ltd.	29,496	1,115
Shinsei Bank Ltd.	(c)42,000	225
Shionogi & Co., Ltd.	24,000	308
Shiseido Co., Ltd.	28,000	353
Shizuoka Bank Ltd. (The)	45,000	385
Showa Denko K.K.	46,000	109
Showa Shell Sekiyu K.K.	11,400	114
Skylark Co., Ltd.	9,000	137
SMC Corp.	4,500	488
Softbank Corp.	(c)18,500	721
Sompo Japan Insurance, Inc.	64,000	643
Sony Corp.	53,697	1,849
Stanley Electric Co., Ltd.	4,400	71
Sumitomo Bakelite Co., Ltd.	(c)9,000	58
Sumitomo Chemical Co., Ltd.	98,600	451
Sumitomo Corp.	55,400	441
Sumitomo Electric Industries Ltd.	41,400	420
Sumitomo Metal Industries Ltd.	327,000	554
Sumitomo Metal Mining Co., Ltd.	(c)74,800	510
Sumitomo Realty & Development Co., Ltd.	40,000	446
Sumitomo Trust & Banking Co., Ltd. (The)	113,000	685
Taiheiyo Cement Corp.	48,000	128
Taisei Corp.	5,000	17
Taisho Pharmaceutical Co., Ltd.	(c)12,441	241
Taiyo Yuden Co., Ltd.	6,000	66
Takara Holdings, Inc.	8,000	50
Takashimaya Co., Ltd.	27,000	241
Takeda Pharmaceutical Co., Ltd.	70,300	3,476
Takefuji Corp.	5,280	357
Takuma Co., Ltd.	5,000	35
TDK Corp.	8,800	597
Teijin Ltd.	(c)62,400	289
Teikoku Oil Co., Ltd.	(c)6,000	44
Terumo Corp.	14,800	425
THK Co., Ltd.	(c)1,300	27
TIS, Inc.	3,204	109
Tobu Railway Co., Ltd.	62,400	226
Toho Co., Ltd.	4,500	65

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Tohoku Electric Power Co., Inc.	29,400	$627
Tokyo Broadcasting System, Inc.	8,400	138
Tokyo Electric Power Co., Inc. (The)	79,000	1,886
Tokyo Electron Ltd.	13,300	697
Tokyo Gas Co., Ltd.	(c)174,600	652
Tokyu Corp.	71,400	319
TonenGeneral Sekiyu K.K.	(c)8,000	86
Toppan Printing Co., Ltd.	30,600	324
Toray Industries, Inc.	(c)85,100	402
Toshiba Corp.	206,000	816
Tosoh Corp.	(c)31,000	128
Toto Ltd.	38,600	304
Toyo Seikan Kaisha Ltd.	13,600	214
Toyoba Co., Ltd.	5,000	12
Toyoda Gosei Co., Ltd.	(c)800	13
Toyota Industries Corp.	6,650	181
Toyota Motor Corp.	198,400	7,094
Trend Micro, Inc.	8,200	290
UFJ Holdings, Inc.	(a)422	2,188
Uni-Charm Corp.	(c)2,800	112
Uniden Corp.	4,000	63
UNY Co., Ltd.	8,000	91
Ushio, Inc.	(c)1,000	18
USS Co., Ltd.	2,090	134
Wacoal Corp.	(c)5,000	63
West Japan Railway Co.	24	82
World Co., Ltd.	1,800	63
Yahoo! Japan Corp.	276	577
Yakult Honsha Co., Ltd.	(c)7,000	126
Yamada Denki Co., Ltd.	(c)8,000	458
Yamaha Corp.	6,800	106
Yamaha Motor Co., Ltd.	3,000	55
Yamato Transport Co., Ltd.	20,000	276
Yamazaki Baking Co., Ltd.	6,000	52
Yokogawa Electric Corp.	15,700	193
		131,041
Luxembourg (0.1%)
Arcelor	27,333	533
Malaysia (0.6%)
AMMB Holdings Bhd	122,600	81
Astro All Asia Networks plc	(a)90,400	129
Berjaya Sports Toto Bhd	64,800	72
British American Tobacco (Malaysia) Bhd	14,300	157
Commerce Asset Holdings Bhd	117,300	156
Gamuda Bhd	36,800	40
Genting Bhd	31,200	155
Hong Leong Bank Bhd	62,100	85
IOI Corp. Bhd	62,000	171
Kuala Lumpur Kepong Bhd	32,400	58
Magnum Corp. Bhd	54,700	31
Malakoff Bhd	52,000	104
Malayan Banking Bhd	148,700	425
Malaysia International Shipping Corp. Bhd (Foreign)	47,700	225
Maxis Communications Bhd	63,000	161
Media Prima Bhd	(a)1	@–
Nestle (Malaysia) Bhd	10,000	$63
OYL Industries Bhd	6,600	63
Petronas Gas Bhd	12,000	25
PLUS Expressways Bhd	143,300	124
Proton Holdings Bhd	23,000	43
Public Bank Bhd (Foreign)	87,000	153
Resorts World Bhd	41,000	102
RHB Capital Bhd	116,000	64
Sime Darby Bhd	120,200	183
SP Setia Bhd	66,400	71
Tanjong plc	22,600	78
Telekom Malaysia Bhd	74,000	194
Tenaga Nasional Bhd	76,100	210
YTL Corp. Bhd	76,800	108
		3,531
Netherlands (4.7%)
ABN AMRO Holding N.V.	92,776	2,278
Aegon N.V.	100,362	1,294
Akzo Nobel N.V.	17,430	684
ASML Holding N.V.	(a)(c)26,970	422
Corio N.V. REIT	4,898	273
DSM N.V.	4,597	314
Euronext N.V.	5,187	175
European Aeronautic Defense & Space Co.	11,528	366
Hagemeyer N.V.	(a)(c)4,613	11
Heineken N.V.	40,854	1,259
ING Groep N.V. CVA	103,850	2,922
Koninklijke Philips Electronics N.V.	46,499	1,169
OCE N.V.	4,750	70
Reed Elsevier N.V.	24,491	340
Rodamco Europe N.V. REIT	4,020	329
Royal Dutch Petroleum Co.	133,271	8,674
Royal KPN N.V.	97,796	819
Royal Numico N.V.	(a)8,920	356
TNT N.V.	38,543	976
Unilever N.V. CVA	40,956	2,651
Vedior N.V. CVA	11,548	162
VNU N.V.	9,226	257
Wereldhave N.V. REIT	1,996	213
Wolters Kluwer N.V. CVA	(c)12,915	246
		26,260
New Zealand (0.0%)
Carter Holt Harvey Ltd.	37,926	60
Telecom Corp. of New Zealand Ltd.	13,998	59
		119
Norway (0.5%)
DNB NOR ASA	11,099	115
Norsk Hydro ASA	9,519	870
Norske Skogindustrier ASA	5,100	83
Orkla ASA	7,350	270
Statoil ASA	31,600	642
Tandberg ASA	(c)900	10
Telenor ASA	40,000	318
Tomra Systems ASA	4,553	19

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Norway (cont’d)
Yara International ASA	12,419	$196
		2,523
Portugal (0.1%)
Banco Comercial Portugues S.A. (Registered)	75,976	195
Brisa-Auto Estradas de Portugal S.A.	18,746	147
Energias de Portugal S.A.	(c)15,231	38
Portugal Telecom SGPS S.A. (Registered)	36,879	351
PT Multimedia SGPS S.A.	832	9
		740
Singapore (1.3%)
Ascendas REIT	76,000	100
CapitaLand Ltd.	101,000	142
CapitaMall Trust REIT	65,500	92
Chartered Semiconductor Manufacturing Ltd.	(a)(c)101,000	79
City Developments Ltd.	56,719	251
ComfortDelgro Corp., Ltd.	172,477	172
Creative Technology Ltd.	(c)5,520	36
DBS Group Holdings Ltd.	106,612	902
Fraser & Neave Ltd.	17,000	158
Jardine Cycle & Carriage Ltd.	11,000	87
Keppel Corp., Ltd.	(c)53,000	392
Keppel Land Ltd.	(c)37,000	55
Neptune Orient Lines Ltd.	48,000	107
Oversea-Chinese Banking Corp., Ltd.	101,356	697
Overseas Union Enterprise Ltd.	7,468	40
Parkway Holdings Ltd.	63,000	70
SembCorp Industries Ltd.	83,183	131
SembCorp Marine Ltd.	57,000	89
Singapore Airlines Ltd.	50,000	332
Singapore Exchange Ltd.	78,539	98
Singapore Land Ltd.	16,000	54
Singapore Post Ltd.	134,000	79
Singapore Press Holdings Ltd.	152,028	387
Singapore Technologies Engineering Ltd.	127,296	182
Singapore Telecommunications Ltd.	649,595	1,068
STATS ChipPAC Ltd.	(a)100,000	71
United Overseas Bank Ltd.	113,389	954
United Overseas Land Ltd. (London Shares)	(c)52,189	71
Venture Corp., Ltd.	22,444	212
		7,108
Spain (2.8%)
Abertis Infraestructuras S.A.	(c)18,533	471
Acciona S.A.	1,720	170
Acerinox S.A.	9,972	135
ACS S.A.	12,982	362
Altadis S.A.	11,925	498
Amadeus Global Travel Distribution S.A., Class A	21,805	191
Antena 3 Television S.A.	(c)2,588	52
Banco Bilbao Vizcaya Argentaria S.A.	102,567	1,578
Banco Popular Espanol S.A.	28,465	343
Banco Santander Central Hispano S.A.	143,660	1,659
Cintra Concesiones de Infraestructuras de Transporte S.A.	(a)8,791	103
Endesa S.A.	(c)35,761	837
Fomento de Construcciones y Contratas S.A.	1,882	$106
Gas Natural SDG S.A.	(c)51,329	1,509
Grupo Ferrovial S.A.	2,890	186
Iberdrola S.A.	(c)30,933	813
Inditex S.A.	(c)10,027	258
Indra Sistemas S.A.	2,154	43
Metrovacesa S.A.	(c)1,527	90
Repsol YPF S.A.	(c)48,523	1,235
Sacyr Vallehermoso S.A.	4,216	99
Sociedad General de Aguas de Barcelona S.A., Class A	(c)7,719	166
Telefonica S.A.	263,540	4,303
Union Fenosa S.A.	7,982	243
		15,450
Sweden (1.7%)
Alfa Laval AB	950	14
Assa Abloy AB, Class B	16,877	217
Atlas Copco AB, Class A	15,798	250
Atlas Copco AB, Class B	9,597	138
Electrolux AB, Class B	10,500	223
Eniro AB	4,500	51
Faberge AB	(c)3,300	72
Getinge AB, Class B	8,700	118
Hennes & Mauritz AB, Class B	(c)16,500	579
Holmen AB, Class B	4,000	108
Modern Times Group AB, Class B	(a)1,200	37
Nordea Bank AB	(c)128,744	1,167
Sandvik AB	10,018	371
Scania AB, Class B	5,500	202
Securitas AB, Class B	25,740	429
Skandia Forsakrings AB	22,865	125
Skandinaviska Enskilda Banken AB, Class A	(c)22,266	369
Skanska AB, Class B	(c)16,351	202
SKF AB, Class B	16,264	166
Ssab Svenskt Stal AB, Class A	2,050	47
Svenska Cellulosa AB, Class B	11,122	355
Svenska Handelsbanken, Class A	(c)36,136	736
Swedish Match AB	19,700	223
Tele2 AB, Class B	(c)7,674	72
Telefonaktiebolaget LM Ericsson, Class B	574,442	1,835
TeliaSonera AB	83,087	396
Volvo AB, Class A	(c)4,895	192
Volvo AB, Class B	(c)11,085	450
Wihlborgs Fastigheter AB	(a)660	16
Wm-Data AB, Class B	10,675	27
		9,187
Switzerland (5.1%)
ABB Ltd.	(a)89,417	583
Adecco S.A. (Registered)	(c)3,588	163
Ciba Specialty Chemicals AG (Registered)	3,414	198
Clariant AG (Registered)	(a)11,289	149
Compagnie Financiere Richemont AG, Class A	19,186	643
Credit Suisse Group	34,410	1,350
Geberit AG (Registered)	169	108
Givaudan (Registered)	403	234
Holcim Ltd. (Registered)	9,431	572

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Switzerland (cont’d)
Kudelski S.A.	(a)322	$12
Logitech International S.A. (Registered)	(a)2,400	77
Lonza Group AG (Registered)	1,634	90
Nestle S.A. (Registered)	22,981	5,874
Nobel Biocare Holding AG	1,400	283
Novartis AG (Registered)	(c)115,942	5,507
Roche Holding AG (Genusschein)	35,299	4,452
Schindler Holding AG	276	99
Serono S.A., Class B	(c)549	351
SGS S.A.	272	186
STMicroelectronics N.V.	10,188	162
Straumann Holding AG	640	133
Sulzer AG (Registered)	39	16
Swatch Group AG (Registered)	2,527	72
Swatch Group AG, Class B	(c)1,232	173
Swiss Reinsurance (Registered)	3,383	207
Swisscom AG (Registered)	1,053	343
Syngenta AG	(a)7,465	765
Synthes, Inc.	2,970	326
UBS AG (Registered)	57,751	4,495
Valora Holding AG	(a)96	22
Zurich Financial Services AG	(a)2,421	416
		28,061
Thailand (0.7%)
Advanced Info Service PCL (Foreign)	193,400	458
Bangkok Bank PCL	76,500	187
Bangkok Bank PCL (Foreign)	147,100	383
BEC World PCL (Foreign)	194,600	55
Charoen Pokphand Foods PCL (Foreign)	484,652	50
Delta Electronics Thai PCL (Foreign)	68,700	28
Electricity Generating PCL (Foreign)	37,156	72
Hana Microelectronics PCL (Foreign)	41,580	21
Kasikornbank PCL	123,100	163
Kasikornbank PCL (Foreign)	184,461	254
Land & Houses PCL	378,839	62
Land & Houses PCL (Foreign, Registered)	283,236	48
National Finance PCL (Foreign)	138,900	43
PTT Exploration & Production PCL (Foreign)	22,394	208
PTT PCL (Foreign)	161,100	850
Sahaviriya Steel Industries PCL (Foreign)	916,000	44
Shin Corp. PCL (Foreign)	250,600	227
Siam Cement PCL	36,936	203
Siam Cement PCL (Foreign)	66,700	390
Siam City Cement PCL (Foreign)	21,700	145
Siam Commercial Bank PCL (Foreign, Preference)	51,768	58
Siam Commercial Bank PCL (Foreign, Registered)	109,000	124
Tisco Finance PCL (Foreign)	83,400	51
		4,124
United Kingdom (19.4%)
3i Group plc	10,052	122
Aegis Group plc	38,679	69
Alliance Unichem plc	4,158	63
Amec plc	9,740	57
Amvescap plc	11,317	67
Anglo American plc (London Shares)	83,687	$1,964
ARM Holdings plc	43,269	87
Arriva plc	6,576	64
Associated British Ports Holdings plc	14,141	124
AstraZeneca plc	81,759	3,379
Aviva plc	106,444	1,182
BAA plc	58,481	648
BAE Systems plc	160,216	820
Balfour Beatty plc	23,938	142
Barclays plc	297,138	2,948
Barratt Developments plc	8,595	110
BBA Group plc	24,241	134
Bellway plc	3,854	59
Berkeley Group Holdings plc	4,037	66
BG Group plc	187,493	1,537
BHP Billiton plc	145,246	1,863
BOC Group plc	30,217	542
Boots Group plc	31,872	347
BP plc	1,223,933	12,727
BPB plc	26,609	251
Brambles Industries plc	(c)61,641	336
British Airways plc	(a)26,082	123
British American Tobacco plc	74,536	1,440
British Land Co. plc	39,554	620
British Sky Broadcasting plc	39,104	369
BT Group plc	400,301	1,643
Bunzl plc	20,918	195
Cable & Wireless plc	116,291	309
Cadbury Schweppes plc	103,126	982
Capita Group plc	75,169	494
Carnival plc	12,767	725
Centrica plc	123,359	511
Cobham plc	5,661	143
Compass Group plc	154,018	646
Corus Group plc	(a)196,650	147
Daily Mail & General Trust, Class A	11,011	129
Davis Service Group plc	2,167	18
De La Rue plc	22,562	164
Diageo plc	168,739	2,480
Dixons Group plc	66,685	187
Electrocomponents plc	29,846	128
Emap plc	9,204	128
EMI Group plc	29,007	131
Enterprise Inns plc	25,968	387
Exel plc	20,182	306
Filtrona plc	(a)13,447	59
Firstgroup plc	17,876	105
FKI plc	7,577	13
Friends Provident plc	78,725	256
GKN plc	23,334	107
GlaxoSmithKline plc	287,664	6,941
Group 4 Securicor plc	(a)38,187	100
GUS plc	33,000	519
Hammerson plc	21,690	344
Hanson plc	41,100	394
Hays plc	176,839	409

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
United Kingdom (cont’d)
HBOS plc	176,390	$2,715
Hilton Group plc	118,802	607
HSBC Holdings plc	526,984	8,399
IMI plc	23,602	176
Imperial Chemical Industries plc	65,256	296
Imperial Tobacco Group plc	31,636	850
InterContinental Hotels Group plc	34,667	436
Invensys plc	(a)60,854	11
ITV plc	135,003	297
Johnson Matthey plc	14,688	280
Kelda Group plc	28,432	355
Kesa Electricals plc	8,981	45
Kingfisher plc	40,313	177
Land Securities Group plc	35,398	879
Legal & General Group plc	265,165	545
Liberty International plc	19,123	331
Lloyds TSB Group plc	254,973	2,155
LogicaCMG plc	35,943	111
Man Group plc	3,684	95
Marks & Spencer Group plc	57,749	372
Meggitt plc	26,324	133
MFI Furniture plc	6,439	13
Misys plc	24,343	103
Mitchells & Butlers plc	38,452	229
National Express Group plc	6,715	109
National Grid Transco plc	174,752	1,690
Next plc	9,075	244
Pearson plc	28,138	330
Peninsular & Oriental Steam Navigation Co. (The)	45,240	257
Persimmon plc	9,675	135
Pilkington plc	53,080	113
Prudential plc	71,742	634
Punch Taverns plc	18,379	240
Rank Group plc	42,646	205
Reckitt Benckiser plc	51,873	1,524
Reed Elsevier plc	44,410	424
Rentokil Initial plc	195,393	556
Reuters Group plc	52,158	368
Rexam plc	26,179	225
Rio Tinto plc	63,085	1,921
Rolls-Royce Group plc	(a)82,976	425
Rolls-Royce Group plc, Class B	5,287,450	9
Royal & Sun Alliance Insurance Group	105,213	157
Royal Bank of Scotland Group plc	137,235	4,133
SABMiller plc	26,725	416
Sage Group plc	70,602	282
Sainsbury (J) plc	56,599	288
Scottish & Newcastle plc	12,647	105
Scottish & Southern Energy plc	48,116	870
Scottish Power plc	104,601	927
Serco Group plc	29,265	133
Severn Trent plc	24,738	450
Shell Transport & Trading Co. plc (Registered)	522,236	5,059
Signet Group plc	53,624	104
Slough Estates plc	30,652	285
Smith & Nephew plc	31,748	$313
Smiths Group plc	27,853	458
Stagecoach Group plc	24,151	51
Tate & Lyle plc	35,920	306
Taylor Woodrow plc	21,025	127
Tesco plc	321,298	1,830
TI Automotive Ltd., Class A	(a)(d)1,505	@–
Tomkins plc	50,135	234
Unilever plc	150,711	1,449
United Business Media plc	9,976	88
United Utilities plc	5,482	65
Vodafone Group plc	3,071,138	7,463
Whitbread plc	18,967	323
William Hill plc	30,085	290
Wimpey George plc	14,057	110
Wolseley plc	27,907	585
WPP Group plc	34,449	353
Yell Group plc	22,346	170
		107,803
Total Common Stocks (Cost $441,852)		495,194

	No. of
	Rights
Rights (0.0%)
Spain (0.0%)
Sacyr Vallehermoso S.A., expiring 7/7/05
Total Rights (Cost $@–)	(a)4,216	3

	Face
	Amount
	(000)
Short-Term Investments (22.1%)
Short-Term Debt Securities held as Collateral on Loaned Securities (13.2%)
Abbey National Treasury Services,
3.13%, 7/18/05	$ (h)1,450	1,450
Ajax Bambino Funding Ltd., 3.25%, 8/10/05	910	910
Banco Bilbao Viz Argentaria, London,
3.11%, 7/15/05	2,002	2,002
Bank of New York,
3.16%, 7/11/05	(h)979	979
3.33%, 7/1/05	(h)3,212	3,212
Barclays, New York, 3.11%, 7/11/05	2,155	2,155
Bear Stearns,
3.23%, 7/15/05	(h)1,959	1,959
3.52%, 7/1/05	(h)862	862
Calyon NY, 3.31%, 8/29/05	(h)783	783
CC USA, Inc.,
3.33%, 7/1/05	(h)979	979
3.49%, 7/1/05	(h)941	941
CIC NY, 3.19%, 7/13/05	(h)2,938	2,938
CIT Group Holdings, 3.18%, 7/29/05	(h)1,232	1,232
Citigroup Global Markets, Inc., 3.48%, 7/1/05	5,864	5,864
Citigroup, Inc., 3.32%, 9/1/05	(h)940	940
Deka DG, 3.19%, 7/19/05	(h)1,959	1,959
Eni Coordination Center, 3.32%, 8/29/05	(h)979	979
Galaxy Funding, Inc., 3.14%, 7/27/05	389	389
Gemini Securitization Corp., 3.06%, 7/6/05	583	583

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Goldman Sachs Group LP, 3.20%, 7/15/05	$ (h)979	$979
International Lease Finance Corp.,
3.44%, 9/22/05	(h)1,508	1,508
K2 (USA) LLC,
3.08%, 7/1/05	(h)2,781	2,781
3.19%, 7/15/05	(h)901	901
3.33%, 7/1/05	(h)979	979
KBC, London, 3.31%, 8/9/05	1,371	1,371
Lake Constance Funding LLC, 3.05%, 7/7/05	583	583
Landesbank Baden-Wuerttemberg London,
3.04%, 7/7/05	979	979
3.05%, 7/8/05	3,920	3,920
Links Finance LLC,
3.08%, 7/1/05	(h)1,959	1,959
3.27%, 8/26/05	(h)1,176	1,176
3.29%, 7/26/05	(h)979	979
3.33%, 7/1/05	(h)979	979
Marshall & Ilsley Bank, 3.44%, 9/29/05	(h)2,743	2,743
Monte De Paschi, 3.05%, 7/8/05	3,918	3,918
Nationwide Building Society,
3.18%, 7/13/05	(h)1,568	1,568
3.51%, 9/28/05	(h)2,272	2,272
Pfizer, Inc., 3.12%, 7/7/05	(h)1,959	1,959
Proctor & Gamble, 3.34%, 9/9/05	(h)803	803
Sigma Finance, Inc.,
3.20%, 7/15/05	(h)1,959	1,959
3.34%, 7/1/05	(h)1,959	1,959
SLM Corp., 3.26%, 7/20/05	(h)1,959	1,959
Tango Finance Corp., 3.33%, 7/1/05	(h)1,645	1,645
Unicredito Delaware, Inc., 3.14%, 7/20/05	584	584
Westdeutsche Landesbank N.Y., 3.17%, 7/11/05	(h)979	979
Windmill Funding, 3.06%, 7/6/05	389	389
		72,947

	Shares
Investment Company held as Collateral on Loaned Securities (0.1%)
JPMorgan Securities Lending Collateral Investment Fund	685,602	686

	Face
	Amount
	(000)
Repurchase Agreement (8.8%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $48,943	$ (f)48,938	48,938
Total Short-Term Investments (Cost $122,571)		122,571
Total Investments (111.4%) (Cost $564,423) – including $70,065 of Securities Loaned		617,768
Liabilities in Excess of Other Assets (-11.4%)		(63,085)
Net Assets (100%)		$554,683

(a)	Non-income producing security.
(c)	All or portion of security on loan at June 30, 2005.
(d)	Security was valued at fair value – At June 30, 2005, the Portfolio held a fair valued security valued at less than $500, representing less than 0.05% of net assets.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security – Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2005.
@	Face Amount/Value is less than $500.
ADR	American Depositary Receipts
CVA	Certificaten Van Aandelen
GDR	Global Depositary Receipts
REIT	Real Estate Investment Trust
RNC	Non-Convertible Savings Shares

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
EUR	16,205	$19,660	9/8/05	USD	19,875	$19,875	$215
EUR	20,489	24,866	9/15/05	USD	24,947	24,947	81
EUR	10,177	12,350	9/15/05	USD	12,307	12,307	(43)
GBP	3,160	5,649	9/15/05	USD	5,688	5,688	39
JPY	1,162,490	10,550	9/8/05	USD	10,800	10,800	250
JPY	1,125,221	10,212	9/8/05	USD	10,350	10,350	138
JPY	649,920	5,902	9/15/05	USD	5,989	5,989	87
JPY	1,195,525	10,857	9/15/05	USD	11,040	11,040	183
SGD	945	562	9/15/05	USD	567	567	5
USD	5,591	5,591	9/15/05	AUD	7,335	5,559	(32)
USD	213	213	9/15/05	AUD	280	212	(1)
USD	300	300	9/15/05	AUD	388	294	(6)
USD	19,737	19,737	9/8/05	EUR	16,205	19,660	(77)
USD	6,173	6,173	9/15/05	EUR	5,079	6,164	(9)
USD	7,724	7,724	9/15/05	EUR	6,351	7,707	(17)
USD	7,564	7,564	9/15/05	EUR	6,252	7,587	23
USD	13,531	13,531	9/15/05	EUR	11,137	13,516	(15)
USD	5,505	5,505	9/15/05	EUR	4,528	5,495	(10)
USD	12,389	12,389	9/15/05	EUR	10,247	12,436	47
USD	2,789	2,789	9/15/05	EUR	2,309	2,802	13
USD	1,400	1,400	9/15/05	EUR	1,146	1,391	(9)
USD	2,961	2,961	9/15/05	GBP	1,640	2,931	(30)
USD	3,321	3,321	9/15/05	GBP	1,839	3,286	(35)
USD	155	155	9/15/05	GBP	86	154	(1)
USD	3,537	3,537	9/15/05	GBP	1,966	3,514	(23)
USD	5,736	5,736	9/15/05	GBP	3,179	5,682	(54)
USD	850	850	9/15/05	GBP	467	835	(15)
USD	10,130	10,130	9/15/05	JPY	1,097,445	9,966	(164)
USD	11,031	11,031	9/15/05	JPY	1,197,280	10,873	(158)
USD	5,335	5,335	9/15/05	JPY	577,830	5,247	(88)
USD	21,188	21,188	9/8/05	JPY	2,287,711	20,762	(426)
USD	3,285	3,285	9/15/05	SEK	25,050	3,219	(66)
USD	300	300	9/15/05	SEK	2,264	291	(9)
USD	1,012	1,012	9/15/05	SGD	1,690	1,005	(7)
USD	5,073	5,073	7/20/05	TWD	158,900	5,021	(52)
		$257,438				$257,172	$(266)

AUD	–	Australian Dollar
EUR	–	Euro
GBP	–	British Pound
JPY	–	Japanese Yen
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
TWD	–	Taiwan Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
IBEX 35 Index
(Spain)	24	$2,830	Jul-05	$55
MSCI SING Index
(Singapore)	16	500	Jul-05	2
MSCI Taiwan Index
(Taiwan)	236	6,105	Jul-05	(42)
OMX 30 Index
(Sweden)	350	3,685	Jul-05	23
DAX Index
(Germany)	123	17,202	Sep-05	31
FTSE 100 Index
(United Kingdom)	119	10,920	Sep-05	156
SPI 200 Index
(Australia)	75	6,099	Sep-05	(20)
TOPIX Index
(Japan)	90	9,532	Sep-05	278
				$483

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*	Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

Emerging Markets Portfolio

		Value
	Shares	(000)
Common Stocks (97.3%)
(Unless otherwise noted)
Austria (0.4%)
Raiffeisen International Bank Holding AG	(a)87,963	$5,597
Brazil (11.3%)
All America Latina Logistica S.A. (Preference)	148,050	4,406
Banco Itau Holding Financeira S.A. (Preference)	44,562	8,287
Banco Itau Holding Financeira S.A. ADR (Preference)	(c)149,776	13,854
Banco Nacional S.A. (Preference)	(a)295,998,880	@–
CEMIG S.A. (Preference)	70,786,092	2,249
CEMIG S.A. ADR (Preference)	139,900	4,456
CPFL Energia S.A.	431,485	3,400
CPFL Energia S.A. ADR	(c)41,610	986
CVRD ADR (Preference)	1,031,094	26,191
CVRD, Class A (Preference)	14,021	356
Embratel Participacoes S.A. (Preference)	(a)2,434,561,000	5,130
Empresa Brasileira de Aeronautica S.A. ADR	(c)360,140	11,910
Gerdau S.A. (Preference)	(c)407,500	3,944
Gerdau S.A. ADR	174,979	1,703
Petrobras S.A. (Preference)	56,883	2,621
Petrobras S.A. ADR	(c)458,875	23,921
Petrobras S.A. ADR (Preference)	484,498	22,306
Tele Norte Leste Participacoes S.A.	119,000	2,732
Telesp Celular Participacoes S.A.	(a)1,119,476	4,756
Telesp Celular Participacoes S.A. (Preference)	(a)51,813	37
Unibanco	188,721	1,459
Unibanco GDR	(c)236,780	9,144
		153,848
Chile (1.2%)
Enersis S.A. ADR	(c)1,527,200	15,944
China/Hong Kong (5.6%)
Air China Ltd., Class H	(a)3,510,000	1,181
Asia Aluminum Holdings Ltd.	28,672,000	3,369
China Life Insurance Co., Ltd.	(a)(c)7,557,000	5,145
China Mobile Hong Kong Ltd.	2,364,000	8,741
China Resources Power Holdings Co.	7,459,000	4,146
China Techfaith Wireless Communication Technology Ltd. ADR	(a)114,200	1,858
Fountain Set Holdings Ltd.	(c)4,633,000	2,377
Foxconn International Holdings Ltd.	(a)3,975,000	2,957
Global Bio-Chem Technology Group Co., Ltd.	8,399,000	5,201
GOME Electrical Appliances Holdings Ltd.	(c)4,069,000	3,506
Grande Holdings Ltd.	2,069,000	1,926
Hainan Meilan International Airport Co., Ltd., Class H	2,335,000	1,335
Hopewell Highway Infrastructure Ltd.	(c)4,846,000	3,489
Huadian Power International Corp., Ltd., Class H	10,701,000	3,013
Kingboard Chemical Holdings Ltd.	1,859,000	5,917
Lianhua Supermarket Holdings Co., Ltd., Class H	(c)2,064,000	2,349
Moulin Global Eyecare Holdings Ltd.	(c)(d)2,150,000	$ @–
Norstar Founders Group Ltd.	(c)5,621,000	1,602
Ping An Insurance Group Co. of China Ltd., Class H	3,130,000	5,018
Shougang Concord Century Holdings Ltd.	12,407,000	1,021
TPV Technology Ltd.	7,621,000	5,091
Victory City International Holdings Ltd.	3,929,000	1,270
Wumart Stores, Inc.	1,033,000	1,662
Yanzhou Coal Mining Co., Ltd., Class H	(c)4,882,000	3,808
		75,982
Colombia (0.4%)
BanColombia S.A. ADR	350,800	5,609
Egypt (1.5%)
Eastern Tobacco	268,285	9,959
MobiNil	331,349	10,407
Orascom Construction Industries GDR	(a)2,608	149
		20,515
India (7.4%)
ABB Ltd. India	140,582	4,297
Aventis Pharma Ltd.	96,492	2,833
Bharat Heavy Electricals Corp.	564,385	11,218
Cipla Ltd.	421,665	3,051
Container Corp. of India Ltd.	140,919	3,005
GlaxoSmithKline Pharmaceuticals Ltd.	156,500	2,889
Glenmark Pharmaceuticals Ltd.	430,000	2,668
Gujarat Ambuja Cements Ltd.	480,000	652
Gujarat Ambuja Cements Ltd. GDR	1,980,000	2,752
HDFC Bank Ltd.	352,000	5,133
Hero Honda Motors Ltd.	395,385	5,253
Hindalco Industries Ltd.	86,480	2,387
Hindustan Lever Ltd.	992,260	3,727
Housing Development Finance Corp.	242,000	4,912
India Info.com PCL	(d)393,611	@–
Industrial Development Bank of India Ltd.	653,000	1,529
Infosys Technologies Ltd.	207,036	11,202
ITC Ltd.	44,000	1,669
ITC Ltd. (Registered) GDR	43,400	1,619
Mahanagar Telephone Nigam Ltd.	820,000	2,183
Mahindra & Mahindra Ltd.	277,000	3,554
Morgan Stanley Growth Fund	(a)(k)17,282,900	9,007
Oil & Natural Gas Corp., Ltd.	210,200	4,932
Punjab National Bank	(d)107,000	933
Siemens India Ltd.	57,000	2,550
UTI Bank Ltd.	(a)241,000	1,371
UTI Bank Ltd. GDR	316,000	1,747
Wipro Ltd.	209,500	3,686
		100,759
Indonesia (0.7%)
Bank Central Asia Tbk PT	9,268,000	3,415
Bank Rakyat Indonesia	10,739,000	3,185
Bumi Resources Tbk PT	(a)17,865,000	1,517
Gudang Garam Tbk PT	900,500	1,166
		9,283
Israel (0.7%)
Check Point Software Technologies Ltd.	(a)(c)484,884	9,601

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

		Value
	Shares	(000)
Malaysia (1.8%)
Bandar Raya Developments Bhd	2,727,000	$1,076
Commerce Asset Holdings Bhd	1,989,000	2,641
Magnum Corp. Bhd	4,281,000	2,429
MK Land Holdings Bhd	4,747,000	1,372
Resorts World Bhd	827,000	2,065
Road Builder (M) Holdings Bhd	1,658,000	1,039
SP Setia Bhd	2,742,499	2,940
Tenaga Nasional Bhd	2,424,000	6,692
YTL Corp. Bhd	3,122,066	4,396
		24,650
Mexico (10.2%)
America Movil S.A. de C.V., Class L ADR	725,203	43,229
Empresas ICA Sociedad Controladora S.A. de C.V.	(a)4,824,800	1,962
Empresas ICA Sociedad Controladora S.A. de C.V. ADR	(a)274,800	668
Fomento Economico Mexicano S.A. de C.V. ADR	179,000	10,663
Grupo Financiero Banorte S.A. de C.V., Class O	897,790	5,931
Grupo Televisa S.A. ADR	501,740	31,153
Kimberly-Clark de Mexico S.A. de C.V., Class A	1,527,070	5,242
Wal-Mart de Mexico S.A. de C.V. ADR	(c)156,094	6,333
Wal-Mart de Mexico S.A. de C.V., Series V	8,453,208	34,403
		139,584
Morocco (0.3%)
Banque Marocaine du Commerce Exterieur	65,400	4,172
Pakistan (0.3%)
National Bank of Pakistan	791,100	1,433
Pakistan Telecommunication Co., Ltd.	2,883,200	3,190
		4,623
Poland (3.4%)
Agora S.A.	356,826	6,812
Bank Pekao S.A.	113,051	4,865
NFI Empik Media & Fasion S.A.	(a)758,047	1,393
Powszechna Kasa Oszczednosci Bank Polski S.A.	(a)1,207,061	9,781
Telekomunikacja Polska S.A.	608,589	3,741
Telekomunikacja Polska S.A. GDR	2,454,800	15,211
TVN S.A.	(a)339,032	4,965
		46,768
Russia (8.2%)
Alliance Cellulose Ltd.	(a)(d)592,359	@–
Efes Breweries International N.V. GDR	(a)172,365	5,817
Highland Gold Mining Ltd.	1,528,700	4,543
LUKOIL ADR	1,252,236	46,057
Mobile Telesystems ADR	183,100	6,162
Mobile Telesystems GDR	254,800	8,635
OAO Gazprom ADR (Registered)	(c)99,840	3,604
Peter Hambro Mining plc	(a)324,789	3,765
Pyaterochka Holding NV GDR	(a)(e)396,613	5,711
Sberbank RF GDR	(a)247,850	16,519
Vimpel-Communications ADR	(a)114,600	3,900
Wimm-Bill-Dann Foods OJSC ADR	(a)419,900	$6,899
		111,612
South Africa (11.1%)
African Bank Investments Ltd.	3,888,800	10,900
Anglo American plc (London Shares)	1	@–
Aveng Ltd.	(c)3,405,000	6,322
AVI Ltd.	17,800	35
Barloworld Ltd.	496,000	7,085
Edgars Consolidated Stores Ltd.	223,500	9,735
Harmony Gold Mining Co., Ltd.	(c)690,902	5,997
Harmony Gold Mining Co., Ltd. ADR	(c)336,973	2,885
Impala Platinum Holdings Ltd.	72,038	6,456
Lewis Group Ltd.	(a)772,700	4,241
Massmart Holdings Ltd.	1,489,945	10,022
Metropolitan Holdings Ltd.	2,337,500	3,559
Mittal Steel South Africa Ltd.	200	2
MTN Group Ltd.	2,992,450	19,912
Murray & Roberts Holdings Ltd.	2,180,200	4,588
Naspers Ltd. Class N	842,600	10,495
Pretoria Portland Cement Co., Ltd.	61,000	2,111
Sanlam Ltd.	14,400	25
Shoprite Holdings Ltd.	2,695,709	5,933
Standard Bank Group Ltd.	2,347,404	22,742
Steinhoff International Holdings Ltd.	4,125,521	9,521
Telkom S.A. Ltd.	579,730	9,493
		152,059
South Korea (12.2%)
Cheil Industries, Inc.	297,870	4,791
Daelim Industrial Co.	23,770	1,269
Daishin Securities Co., Ltd. (Preference)	189,060	1,812
Doosan Heavy Industries and Construction Co., Ltd.	365,170	5,950
Doosan Infracore Co., Ltd.	192,530	1,681
GS Engineering & Construction Corp.	271,880	8,937
Handsome Co., Ltd.	260,300	2,462
Hankook Tire Co., Ltd.	907,360	10,883
Hanmi Pharm Co., Ltd.	23,280	1,576
Hynix Semiconductor, Inc.	(a)212,180	3,442
Hyundai Heavy Industries Co., Ltd.	63,900	3,193
Hyundai Mobis	178,620	11,953
Hyundai Motor Co.	118,720	6,558
Hyundai Motor Co. (Preferred)	59,270	2,110
Korea Electric Power Corp.	100,980	3,098
Korean Air Lines Co., Ltd.	189,500	3,188
KT&G Corp.	233,100	9,118
Kumho Tire Co., Inc. GDR	(a)(c)224,940	1,631
Orion Corp.	58,631	8,633
Pusan Bank	313,830	2,779
S-Oil Corp.	43,190	3,437
Samsung Electronics Co., Ltd.	57,623	27,301
Samsung Electronics Co., Ltd. (Preferred)	26,399	8,617
Samsung Fire & Marine Insurance Co., Ltd.	33,580	2,714
Samsung Heavy Industries Co., Ltd.	317,120	2,855
Samsung SDI Co., Ltd.	90,600	8,458
Shinhan Financial Group Co., Ltd.	366,480	9,480
SK Corp.	59,250	3,134

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

Value
Shares	(000)
South Korea (cont’d)
STX Shipbuilding Co., Ltd.	212,480	$4,995
166,055
Taiwan (11.9%)
Acer, Inc.	576,217	1,132
Asia Optical Co., Inc.	1,419,272	9,777
AU Optronics Corp.	(a)5,366,000	8,916
Catcher Technology Co., Ltd.	1,267,800	7,287
Cathay Financial Holding Co., Ltd.	(a)4,210,000	8,471
Cheng Shin Rubber Industry Co., Ltd.	2,024,936	2,268
China Steel Corp.	2,490,000	2,508
Chinatrust Financial Holding Co., Ltd.	5,504,422	5,988
CTCI Corp.	4,380,538	2,400
Cyberlink Corp.	501,066	1,480
Delta Electronics, Inc.	3,939,278	6,100
Delta Electronics, Inc. GDR	307,448	2,390
Eva Airways Corp.	(a)5,417,730	2,612
Far EasTone Telecommunications Co., Ltd.	2,782,000	3,553
Formosa Plastics Corp.	801,150	1,305
HON HAI Precision Industry Co., Ltd.	2,676,441	13,853
HON HAI Precision Industry Co., Ltd. GDR (Registered)	100,200	1,037
Infortrend Technology, Inc.	1,503,565	3,138
Kaulin Manufacturing Co., Ltd.	1,316,250	1,326
Largan Precision Co., Ltd.	468,138	3,061
MediaTek, Inc.	947,013	8,152
Mega Financial Holding Co., Ltd.	10,634,000	6,981
Nan Ya Plastics Corp.	(a)868,000	1,276
Phoenixtec Power Co., Ltd.	2,121,355	2,276
Polaris Securities Co., Ltd.	3,567,183	1,761
Radiant Opto-Electronics Corp.	676,000	2,223
Shin Kong Financial Holding Co., Ltd.	13,331,050	13,430
Springsoft, Inc.	1,585,586	3,296
Taishin Financial Holdings Co., Ltd.	4,260,256	3,563
Taiwan Mobile Co., Ltd.	3,582,000	3,687
Taiwan Semiconductor Manufacturing Co., Ltd.	5,826,434	10,068
Tsann Kuen Enterprise Co.	(a)2,309,825	3,169
United Microelectronics Corp.	(a)18,387,000	13,292
Vanguard International Semiconductor Corp.	(a)119,000	113
Yang Ming Marine Transport	1,266,000	1,128
163,017
Thailand (4.2%)
Advanced Info Service PCL (Foreign)	2,385,500	5,647
Asian Property Development PCL	14,164,700	1,240
Bangkok Bank PCL (Foreign)	3,437,500	8,945
Banpu PCL (Foreign)	435,300	1,567
CH. Karnchang PCL (Foreign)	(c)4,722,700	1,294
CP Seven Eleven PCL (Foreign)	19,152,300	2,617
Italian-Thai Development PCL (Foreign)	(c)18,554,000	4,310
Kasikornbank PCL (Foreign)	(c)4,428,600	6,092
Kasikornbank PCL NVDR	1,024,900	1,364
Lalin Property PCL (Foreign)	4,391,500	536
Land & Houses PCL (Foreign, Registered)	(c)9,594,400	1,613
MBK PCL (Foreign)	765,700	891
PTT PCL (Foreign)	(c)1,277,300	$6,738
Siam City Bank PCL (Foreign, Registered)	4,084,400	2,588
Siam Commercial Bank PCL (Foreign, Registered)	2,194,500	2,496
Siam Makro PCL (Foreign)	389,600	577
Sino Thai Engineering & Construction PCL (Foreign)	(a)(c)3,711,200	958
Thai Oil PCL (Foreign)	1,343,400	2,053
Total Access Communication PCL	(a)1,308,600	4,188
True Corp. PCL (Foreign)	(a)9,426,300	2,372
58,086
Turkey (4.5%)
Akbank T.A.S.	733,747	4,213
Akcansa Cimento A.S.	1,637,001	6,552
Arcelik A.S.	8,000	47
Dogan Yayin Holding A.S.	(a)2,613,277	6,561
Enka Insaat ve Sanayi A.S.	476,205	5,287
Hurriyet Gazetecilik ve Matbaacilik A.S.	2,732,255	6,485
Trakya Cam Sanayi A.S.	1,497,408	5,060
Turk Hava Yollari Anonim Ortakligi	(a)1,629,000	9,187
Turkiye Garanti Bankasi A.S.	(a)1,559,060	6,703
Yapi ve Kredi Bankasi A.S.	(a)2,927,097	11,167
61,262
Total Common Stocks (Cost $1,089,960)	1,329,026

No. of Warrants
(000)
Warrants (0.0%)
Thailand (0.0%)
Sino Thai Engineering & Construction PCL (Foreign), expiring 4/18/08 (Cost $48)	(a)618,533	65

Face Amount
(000)
Fixed Income Securities (0.7%)
India (0.0%)
Saurashtra Cement & Chemicals Ltd. (expired maturity)	INR	(b)(d)700	@–
Russia (0.7%)
MCSI Holding Ltd. (Secured Notes)	$	(d)10,337	9,510
Total Fixed Income Securities (Cost $11,581)	9,510
Short-Term Investments (6.2%)
Short-Term Debt Securities held as Collateral on Loaned Securities (4.3%)
Abbey National Treasury Services, 3.13%, 7/18/05	(h)1,157	1,157
Ajax Bambino Funding Ltd., 3.25%, 8/10/05	726	726
Banco Bilbao Viz Argentaria, London, 3.11%, 7/15/05	1,597	1,597
Bank of New York,
3.16%, 7/11/05	(h)781	781
3.33%, 7/1/05	(h)2,562	2,562
Barclays, New York, 3.11%, 7/11/05	1,719	1,719

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Bear Stearns,
3.23%, 7/15/05	$ (h)1,562	$1,562
3.52%, 7/1/05	(h)688	688
Calyon NY, 3.31%, 8/29/05	(h)625	625
CC USA, Inc.,
3.33%, 7/1/05	(h)781	781
3.49%, 7/1/05	(h)750	750
CIC NY, 3.19%, 7/13/05	(h)2,343	2,343
CIT Group Holdings, 3.18%, 7/29/05	(h)982	982
Citigroup Global Markets, Inc.,
3.48%, 7/1/05	4,677	4,677
Citigroup, Inc., 3.32%, 9/1/05	(h)750	750
Deka DG, 3.19%, 7/19/05	(h)1,562	1,562
Eni Coordination Center, 3.32%, 8/29/05	(h)781	781
Galaxy Funding, Inc., 3.14%, 7/27/05	310	310
Gemini Securitization Corp.,
3.06%, 7/6/05	465	465
Goldman Sachs Group LP,
3.20%, 7/15/05	(h)781	781
International Lease Finance Corp.,
3.44%, 9/22/05	(h)1,203	1,203
K2 (USA) LLC,
3.08%, 7/1/05	(h)2,218	2,218
3.19%, 7/15/05	(h)719	719
3.33%, 7/1/05	(h)781	781
KBC, London, 3.31%, 8/9/05	1,094	1,094
Lake Constance Funding LLC,
3.05%, 7/7/05	465	465
Landesbank Baden-Wuerttemberg London,
3.04%, 7/7/05	781	781
3.05%, 7/8/05	3,125	3,125
Links Finance LLC,
3.08%, 7/1/05	(h)1,562	1,562
3.27%, 8/26/05	(h)938	938
3.29%, 7/26/05	(h)781	781
3.33%, 7/1/05	(h)781	781
Marshall & Ilsley Bank, 3.44%, 9/29/05	(h)2,187	2,187
Monte De Paschi, 3.05%, 7/8/05	3,125	3,125
Nationwide Building Society,
3.18%, 7/13/05	(h)1,251	1,251
3.51%, 9/28/05	(h)1,812	1,812
Pfizer, Inc., 3.12%, 7/7/05	(h)1,562	1,562
Proctor & Gamble, 3.34%, 9/9/05	(h)641	641
Sigma Finance, Inc.,
3.20%, 7/15/05	(h)1,563	1,563
3.34%, 7/1/05	(h)1,562	1,562
SLM Corp., 3.26%, 7/20/05	(h)1,562	1,562
Tango Finance Corp., 3.33%, 7/1/05	(h)1,312	1,312
Unicredito Delaware, Inc., 3.14%, 7/20/05	466	466
Westdeutsche Landesbank N.Y.,
3.17%, 7/11/05	(h)781	781
Windmill Funding, 3.06%, 7/6/05	311	311
		58,182

	Shares
Investment Company held as Collateral on Loaned Securities (0.0%)
JPMorgan Securities Lending Collateral Investment Fund	546,835	$547

	Face
	Amount
	(000)
Repurchase Agreement (1.9%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $24,993	$ (f)24,991	24,991
Total Short-Term Investments (Cost $83,720)		83,720
Total Investments (104.2%)(Cost $1,185,309) – including $55,270 of Securities Loaned		1,422,321
Liabilities in Excess of Other Assets (-4.2%)		(56,738)
Net Assets (100%)		$1,365,583

(a)	Non-income producing security.
(b)	Issuer is in default.
(c)	All or portion of security on loan at June 30, 2005.
(d)	Security was valued at fair value – At June 30, 2005, the Portfolio held $10,443,000 of fair valued securities, representing 0.8% of net assets.
(e)	144A security – Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security – Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2005.
(k)

Investments in Securities of Affiliated issuer – The Morgan Stanley Growth Fund, acquired at a cost of $3,415,000, is advised by an affiliate of the Adviser. During the six months ended June 30, 2005, the Portfolio had no purchases or sales of this security. The Portfolio derived no income from this security during the six months ended June 30, 2005.

@	Face Amount/Value is less than $500.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
INR	Indian Rupee
NVDR	Non Voting Depositary Receipts

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
HKD	8,811	$1,134	7/5/05	USD	1,133	$1,133	$(1)
ZAR	90,524	13,597	7/22/05	USD	13,812	13,812	215
ZAR	288,768	42,905	11/14/05	USD	45,168	45,168	2,263
USD	172	172	7/1/05	MXN	1,848	172	@–
USD	5	5	7/5/05	THB	189	5	@–
USD	195	195	7/1/05	ZAR	1,293	195	@–
USD	635	635	7/5/05	ZAR	4,224	635	@–
		$58,643				$61,120	$2,477

HKD	–	Hong Kong Dollar
MXN	–	Mexican Peso
THB	–	Thai Baht
ZAR	–	South African Rand

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*       Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

European Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (97.7%)
Austria (0.4%)
Meinl European Land Ltd.	(a)30,800	$534
Belgium (0.6%)
Befimmo S.C.A. REIT	2,449	237
Cofinimmo REIT	3,123	490
		727
Finland (3.6%)
Sponda Oyj	459,001	4,723
France (5.7%)
Fonciere Des Regions	86	8
Klepierre	36,763	3,503
Silic	4,773	486
Unibail	27,000	3,458
		7,455
Germany (2.0%)
IVG Immobilien AG	137,145	2,547
Italy (6.2%)
Aedes S.p.A.	125,049	811
Beni Stabili S.p.A.	5,574,248	5,690
Immobiliare Grande Distribuzione	(a)627,750	1,274
Risanamento S.p.A.	96,551	326
		8,101
Netherlands (13.7%)
Corio N.V. REIT	52,071	2,898
Eurocommercial Properties N.V. CVA REIT	69,082	2,517
Rodamco Europe N.V. REIT	105,899	8,670
Vastned Offices/Industrial N.V. REIT	19,325	498
Vastned Retail N.V. REIT	6,533	439
Wereldhave N.V. REIT	26,826	2,860
		17,882
Spain (8.0%)
Inmobiliaria Colonial S.A.	72,894	3,874
Inmobiliaria Urbis S.A.	213,529	4,012
Metrovacesa S.A.	44,127	2,599
		10,485
Sweden (4.0%)
Castellum AB	30,807	1,253
Hufvudstaden AB, Class A	540,411	4,006
		5,259
Switzerland (4.2%)
Allreal Holding AG	10,300	896
PSP Swiss Property AG	(a)104,731	4,543
		5,439
United Kingdom (49.3%)
British Land Co. plc	736,698	11,544
Brixton plc	358,500	2,282
Capital & Regional plc	183,383	2,647
CLS Holdings plc	(a)67,341	547
Derwent Valley Holdings plc	100,146	2,131
Freeport plc	148,523	1,164
Grainger Trust plc	156,996	1,164
Great Portland Estates plc	24,720	154
Hammerson plc	313,831	$4,983
Land Securities Group plc	501,584	12,462
Liberty International plc	402,977	6,985
London Merchant Securities plc	781,310	3,100
Minerva plc	757,473	3,643
Pillar Property plc	84,138	1,276
Shaftesbury plc	261,743	1,747
Slough Estates plc	569,596	5,302
Unite Group plc	555,491	2,911
Workspace Group plc	58,949	249
		64,291
Total Common Stocks (Cost $116,236)		127,443

	Face
	Amount
	(000)
Short-Term Investment (5.2%)
Repurchase Agreement (5.2%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $6,734 (Cost $6,733)	$ (f)6,733	6,733
Total Investments (102.9%) (Cost $122,969)		134,176
Liabilities in Excess of Other Assets (-2.9%)		(3,733)
Net Assets (100%)		$130,443

(a)	Non-income producing security.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

CVA	Certificaten Van Aandelen
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

European Real Estate Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*       Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

Global Franchise Portfolio

		Value
	Shares	(000)
Common Stocks (96.9%)
Canada (2.1%)
Torstar Corp., Class B	89,037	$1,802
Finland (4.7%)
Cargotec Corp., Class B	(a)22,184	620
Kone Oyj, Class B	(a)55,505	3,325
		3,945
France (5.5%)
Groupe Danone	29,562	2,592
Sanofi-Aventis S.A.	25,805	2,113
		4,705
Netherlands (9.1%)
Reed Elsevier N.V.	157,020	2,182
Koninklijke Numico N.V.	(a)74,033	2,953
Wolters Kluwer N.V. CVA	135,398	2,582
		7,717
Spain (3.3%)
Altadis S.A.	54,701	2,287
Zardoya Otis S.A.	18,671	549
		2,836
Sweden (4.4%)
Swedish Match AB	329,430	3,733
Switzerland (7.8%)
Nestle S.A. (Registered)	14,141	3,614
Novartis AG (Registered)	62,800	2,983
		6,597
United Kingdom (41.1%)
Allied Domecq plc	250,118	3,028
British American Tobacco plc	356,444	6,885
Cadbury Schweppes plc	546,926	5,207
Diageo plc	239,296	3,516
GCAP Media plc	180,166	872
GlaxoSmithKline plc	147,823	3,567
Imperial Tobacco Group plc	103,849	2,789
Reckitt Benckiser plc	133,720	3,929
SMG plc	673,377	1,144
Unilever plc	220,728	2,121
WPP Group plc	181,362	1,861
		34,919
United States (18.9%)
Altria Group, Inc.	58,367	3,774
Bristol-Myers Squibb Co.	100,468	2,510
Brown-Forman Corp., Class B	36,186	2,188
Kimberly-Clark Corp.	34,812	2,179
Merck & Co., Inc.	98,411	3,031
New York Times Co. (The), Class A	75,929	2,365
		16,047
Total Common Stocks (Cost $65,525)		82,301

	Face
	Amount	Value
	(000)	(000)
Short-Term Investment (3.8%)
Repurchase Agreement (3.8%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $3,219 (Cost $3,219)	$ (f)3,219	$3,219
Total Investments (100.7%) (Cost $68,744)		85,520
Liabilities in Excess of Other Assets (-0.7%)		(617)
Net Assets (100%)		$84,903

(a)	Non-income producing security.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

CVA	Certificaten Van Aandelen

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
GBP	7,965	$14,262	7/21/05	USD	15,183	$15,183	$921
USD	221	221	7/1/05	CHF	283	221	@–
USD	224	224	7/1/05	EUR	185	224	@–
USD	505	505	7/1/05	GBP	282	505	@–
		$15,212				$16,133	$921

CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound
@	–	Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Global Franchise Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*      Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

Global Value Equity Portfolio

		Value
	Shares	(000)
Common Stocks (96.6%)
Australia (2.0%)
Boral Ltd.	113,205	$556
Foster’s Group Ltd.	149,617	605
National Australia Bank Ltd.	(c)45,181	1,055
		2,216
Bermuda (3.5%)
Tyco International Ltd.	94,990	2,774
XL Capital Ltd., Class A	14,128	1,051
		3,825
France (5.6%)
BNP Paribas S.A.	(c)20,504	1,402
Lafarge S.A.	(c)14,312	1,299
Sanofi-Aventis S.A.	(c)19,449	1,592
Total S.A.	7,491	1,754
		6,047
Germany (1.8%)
BASF AG	16,853	1,117
Bayerische Motoren Werke AG	19,123	870
		1,987
Hong Kong (0.5%)
HongKong Electric Holdings Ltd.	128,180	584
Ireland (2.0%)
Bank of Ireland	82,933	1,344
Kerry Group plc, Class A	35,199	869
		2,213
Italy (3.1%)
ENI S.p.A.	79,511	2,041
Telecom Italia S.p.A. RNC	(c)511,408	1,324
		3,365
Japan (8.7%)
Astellas Pharma, Inc.	31,700	1,082
Canon, Inc.	22,700	1,189
Fuji Photo Film Co., Ltd.	44,500	1,448
Kao Corp.	52,000	1,225
Mitsui Sumitomo Insurance Co., Ltd.	(c)60,000	538
Sekisui House Ltd.	82,000	825
Sumitomo Electric Industries Ltd.	98,000	996
Takeda Pharmaceutical Co., Ltd.	34,300	1,696
Toyota Motor Corp.	12,200	436
		9,435
Netherlands (4.5%)
Koninklijke Philips Electronics N.V.	17,713	445
Royal Dutch Petroleum Co. (NY Shares)	40,677	2,640
Unilever N.V. CVA	15,879	1,028
Wolters Kluwer N.V. CVA	38,322	731
		4,844
New Zealand (1.0%)
Telecom Corp. of New Zealand Ltd.	(c)255,067	1,065
South Korea (0.8%)
SK Telecom Co., Ltd. ADR	44,448	907
Spain (2.0%)
Banco Bilbao Vizcaya Argentaria S.A.	64,146	987
Telefonica S.A.	(c)72,126	$1,178
		2,165
Switzerland (5.2%)
Nestle S.A. (Registered)	8,058	2,060
Novartis AG (Registered)	29,862	1,418
Syngenta AG	(a)10,435	1,069
UBS AG (Registered)	14,428	1,123
		5,670
United Kingdom (18.7%)
Allied Domecq plc	43,882	531
Amvescap plc	86,835	515
BAA plc	69,128	767
Barclays plc	138,791	1,377
Cadbury Schweppes plc	199,282	1,897
Diageo plc	90,716	1,333
GlaxoSmithKline plc	124,342	3,000
Imperial Tobacco Group plc	72,142	1,938
Morrison WM Supermarkets	224,789	746
Reed Elsevier plc	202,186	1,930
Rentokil Initial plc	161,570	460
Rolls-Royce Group plc	281,103	1,441
Rolls-Royce Group plc, Class B	(a)13,085,800	23
Royal Bank of Scotland Group plc	60,850	1,833
Vodafone Group plc	785,831	1,910
WPP Group plc	58,270	598
		20,299
United States (37.2%)
Alcoa, Inc.	31,113	813
Altria Group, Inc.	36,205	2,341
American Electric Power Co., Inc.	31,246	1,152
American International Group, Inc.	10,184	592
BJ’s Wholesale Club, Inc.	(a)34,534	1,122
Boeing Co. (The)	45,704	3,016
Bristol-Myers Squibb Co.	57,097	1,426
Chevron Corp.	23,155	1,295
Citigroup, Inc.	83,112	3,842
Exxon Mobil Corp.	9,028	519
First Data Corp.	28,775	1,155
Freddie Mac	8,244	538
Gap, Inc. (The)	26,349	520
General Dynamics Corp.	10,603	1,161
Georgia-Pacific Corp.	21,554	685
Hewlett-Packard Co.	52,809	1,242
International Business Machines Corp.	23,247	1,725
Loews Corp. - Carolina Group	14,817	494
MBIA, Inc.	10,919	648
McDonald’s Corp.	40,956	1,136
Mellon Financial Corp.	41,744	1,198
Merrill Lynch & Co., Inc.	20,069	1,104
New York Times Co. (The), Class A	27,958	871
Northrop Grumman Corp.	17,183	949
Pfizer, Inc.	56,025	1,545
Prudential Financial, Inc.	10,707	703
SBC Communications, Inc.	52,457	1,246
Schering-Plough Corp.	34,208	652

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Global Value Equity Portfolio

		Value
	Shares	(000)
United States (cont’d)
St. Paul Travelers Cos., Inc. (The)	33,590	$1,328
Verizon Communications, Inc.	40,312	1,393
Viacom, Inc., Class B	31,406	1,006
Wyeth	55,013	2,448
Xerox Corp.	(a)47,559	656
		40,521
Total Common Stocks (Cost $92,915)		105,143

	Face
	Amount
	(000)
Short-Term Investments (12.5%)
Short-Term Debt Securities held as Collateral on Loaned Securities (9.8%)
Abbey National Treasury Services,
3.13%, 7/18/05	$ (h)211	211
Ajax Bambino Funding Ltd.,
3.25%, 8/10/05	132	132
Banco Bilbao Viz Argentaria, London,
3.11%, 7/15/05	291	291
Bank of New York,
3.16%, 7/11/05	(h)142	142
3.33%, 7/1/05	(h)467	467
Barclays, New York, 3.11%, 7/11/05	313	313
Bear Stearns,
3.23%, 7/15/05	(h)285	285
3.52%, 7/1/05	(h)125	125
Calyon NY, 3.31%, 8/29/05	(h)114	114
CC USA, Inc.,
3.33%, 7/1/05	(h)142	142
3.49%, 7/1/05	(h)137	137
CIC NY, 3.19%, 7/13/05	(h)427	427
CIT Group Holdings, 3.18%, 7/29/05	(h)179	179
Citigroup Global Markets, Inc., 3.48%, 7/1/05	853	853
Citigroup, Inc., 3.32%, 9/1/05	(h)137	137
Deka DG, 3.19%, 7/19/05	(h)285	285
Eni Coordination Center, 3.32%, 8/29/05	(h)142	142
Galaxy Funding, Inc., 3.14%, 7/27/05	57	57
Gemini Securitization Corp., 3.06%, 7/6/05	85	85
Goldman Sachs Group LP, 3.20%, 7/15/05	(h)143	143
International Lease Finance Corp.,
3.44%, 9/22/05	(h)219	219
K2 (USA) LLC,
3.08%, 7/1/05	(h)404	404
3.19%, 7/15/05	(h)131	131
3.33%, 7/1/05	(h)142	142
KBC, London, 3.31%, 8/9/05	199	199
Lake Constance Funding LLC, 3.05%, 7/7/05	85	85
Landesbank Baden-Wuerttemberg London,
3.04%, 7/7/05	142	142
3.05%, 7/8/05	570	570
Links Finance LLC,
3.08%, 7/1/05	(h)285	285
3.27%, 8/26/05	(h)171	171
3.29%, 7/26/05	(h)142	142
3.33%, 7/1/05	(h)142	142
Marshall & Ilsley Bank, 3.44%, 9/29/05	$ (h)399	$399
Monte De Paschi, 3.05%, 7/8/05	570	570
Nationwide Building Society,
3.18%, 7/13/05	(h)228	228
3.51%, 9/28/05	(h)330	330
Pfizer, Inc., 3.12%, 7/7/05	(h)285	285
Proctor & Gamble, 3.34%, 9/9/05	(h)117	117
Sigma Finance, Inc.,
3.20%, 7/15/05	(h)285	285
3.34%, 7/1/05	(h)285	285
SLM Corp., 3.26%, 7/20/05	(h)285	285
Tango Finance Corp., 3.33%, 7/1/05	(h)239	239
Unicredito Delaware, Inc., 3.14%, 7/20/05	85	85
Westdeutsche Landesbank N.Y.,
3.17%, 7/11/05	(h)142	142
Windmill Funding, 3.06%, 7/6/05	57	57
		10,606

	Shares
Investment Company held as Collateral on Loaned Securities (0.1%)
JPMorgan Securities Lending Collateral Investment Fund	99,686	100

	Face
	Amount
	(000)
Repurchase Agreement (2.6%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $2,873	$ (f)2,873	2,873
Total Short-Term Investments (Cost $13,579)		13,579
Total Investments (109.1%) (Cost $106,494) – including $10,317 of Securities Loaned		118,722
Liabilities in Excess of Other Assets (-9.1%)		(9,928)
Net Assets (100%)		$108,794

(a)	Non-income producing security.
(c)	All or portion of security on loan at June 30, 2005.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security – Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2005.
ADR	American Depositary Receipts
CVA	Certificaten Van Aandelen
RNC	Non-Convertible Savings Shares

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Global Value Equity Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*                 Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

International Equity Portfolio

		Value
	Shares	(000)
Common Stocks (98.1%)
Australia (0.7%)
Orica Ltd.	(c)1,361,686	$18,390
Telstra Corp., Ltd.	10,208,347	39,273
		57,663
Austria (1.6%)
Telekom Austria AG	(c)6,636,443	129,004
Belgium (0.8%)
Fortis	(c)2,186,480	60,399
Canada (0.5%)
Royal Bank of Canada	(c)670,758	41,550
France (9.3%)
BNP Paribas S.A.	(c)1,221,015	83,483
France Telecom S.A.	11,669,006	339,020
Sanofi-Aventis S.A.	(c)914,052	74,835
Societe Generale	(c)574,789	58,225
Total S.A.	812,189	190,208
		745,771
Germany (7.4%)
Bayer AG	1,494,305	49,701
Bayerische Motoren Werke AG	1,970,598	89,664
Deutsche Telekom AG (Registered)	(c)6,364,458	117,624
Linde AG	(c)784,606	52,821
Muenchener Rueckversicherungs AG (Registered)	485,363	51,694
Porsche AG (Non-Voting Shares)	181,432	136,017
Siemens AG (Registered)	1,349,756	98,128
		595,649
Italy (3.1%)
ENI S.p.A.	(c)3,783,761	97,147
Telecom Italia S.p.A. RNC	(c)59,031,362	152,800
		249,947
Japan (19.7%)
Asatsu-DK, Inc.	(c)680,300	18,843
Astellas Pharma, Inc.	2,288,700	78,112
Canon, Inc.	(c)2,805,100	146,942
Central Japan Railway Co.	(c)1,467	11,308
Dai Nippon Printing Co., Ltd.	11,085,000	178,136
Daiwa Securities Group, Inc.	1,387,000	8,531
Fuji Photo Film Co., Ltd.	(c)2,405,100	78,252
Kansai Electric Power Co., Inc. (The)	4,908,200	98,593
Kao Corp.	5,563,000	131,081
Kyocera Corp.	1,265,300	96,419
Lawson, Inc.	1,067,400	37,199
Millea Holdings, Inc.	3,089	41,605
Mitsubishi Electric Corp.	13,151,000	69,351
Mitsubishi Estate Co., Ltd.	(c)5,739,400	62,812
Mitsui Sumitomo Insurance Co., Ltd.	(c)5,467,000	49,011
NEC Corp.	15,027,000	80,762
Nippon Telegraph & Telephone Corp.	9,475	40,614
NTT DoCoMo, Inc.	53,228	78,255
Oriental Land Co., Ltd.	(c)1,038,500	61,489
Osaka Gas Co., Ltd.	15,628,000	49,254
Rohm Co., Ltd.	654,600	62,808
Shinsei Bank Ltd.	3,966,000	$21,285
Tokyo Gas Co., Ltd.	(c)22,352,200	83,463
		1,584,125
Netherlands (9.2%)
ABN AMRO Holding N.V.	3,341,564	82,055
Akzo Nobel N.V.	1,607,599	63,095
CSM N.V. CVA	1,704,461	52,577
ING Groep N.V. CVA	2,830,816	79,644
Royal Dutch Petroleum Co.	(c)2,168,975	141,169
Royal KPN N.V.	3,927,728	32,899
Unilever N.V. CVA	4,458,876	288,664
		740,103
New Zealand (0.8%)
Telecom Corp. of New Zealand Ltd.	(c)15,501,621	64,758
Singapore (0.5%)
United Overseas Bank Ltd.	5,157,000	43,372
United Overseas Land Ltd. (London Shares)	515,700	697
		44,069
South Korea (1.3%)
Samsung Electronics Co., Ltd. GDR (Registered)	(c)(e)420,773	100,562
Spain (2.2%)
Telefonica S.A.	(c)10,649,439	173,888
Sweden (1.6%)
Nordea Bank AB	(c)7,506,085	68,032
SKF AB, Class B	5,878,052	59,923
		127,955
Switzerland (9.5%)
Credit Suisse Group (Registered)	1,012,258	39,717
Holcim Ltd. (Registered)	(c)1,929,935	117,094
Nestle S.A. (Registered)	1,164,274	297,567
Novartis AG (Registered)	(c)3,417,747	162,345
UBS AG (Registered)	1,926,398	149,931
		766,654
Taiwan (0.8%)
Chunghwa Telecom Co., Ltd. ADR	(c)2,814,008	60,304
United Kingdom (29.1%)
Allied Domecq plc	15,431,881	186,819
BAA plc	2,789,275	30,929
Barclays plc	5,958,060	59,120
BHP Billiton plc	9,182,903	117,786
BOC Group plc	6,513,422	116,746
BP plc	22,597,791	234,994
British American Tobacco plc	4,928,192	95,195
Bunzl plc	3,265,077	30,491
Cadbury Schweppes plc	11,550,149	109,953
GlaxoSmithKline plc	6,682,453	161,236
GUS plc	3,514,896	55,259
Hays plc	33,337,425	77,038
Imperial Tobacco Group plc	8,037,953	215,874
Intercontinental Hotels Group plc	3,285,318	41,329
ITV plc	9,393,034	20,667

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

International Equity Portfolio

		Value
	Shares	(000)
United Kingdom (cont’d)
National Grid Transco plc	13,816,952	$133,614
Reckitt Benckiser plc	2,577,913	75,746
Reed Elsevier plc	14,373,307	137,231
Rolls-Royce Group plc	(a)13,162,614	67,487
Rolls-Royce Group plc, Class B	626,498,800	1,123
Royal Bank of Scotland Group plc	4,138,321	124,624
Scottish Power plc	2,504,827	22,192
Vodafone Group plc	73,417,374	178,402
Wolseley plc	2,014,186	42,190
		2,336,045
Total Common Stocks (Cost $6,658,756)		7,878,446

	Face
	Amount
	(000)
Short-Term Investments (13.0%)
Short-Term Debt Securities held as Collateral on Loaned Securities (12.0%)
Abbey National Treasury Services,
3.13%, 7/18/05	$ (h)19,115	19,115
Ajax Bambino Funding Ltd., 3.25%, 8/10/05	11,993	11,993
Banco Bilbao Viz Argentaria, London,
3.11%, 7/15/05	26,391	26,391
Bank of New York,
3.16%, 7/11/05	(h)12,910	12,910
3.33%, 7/1/05	(h)42,339	42,339
Barclays, New York, 3.11%, 7/11/05	28,402	28,402
Bear Stearns,
3.23%, 7/15/05	(h)25,820	25,820
3.52%, 7/1/05	(h)11,367	11,367
Calyon NY, 3.31%, 8/29/05	(h)10,323	10,323
CC USA, Inc.,
3.33%, 7/1/05	(h)12,909	12,909
3.49%, 7/1/05	(h)12,401	12,401
CIC NY, 3.19%, 7/13/05	(h)38,726	38,726
CIT Group Holdings, 3.18%, 7/29/05	(h)16,233	16,233
Citigroup Global Markets, Inc., 3.48%, 7/1/05	77,293	77,293
Citigroup, Inc., 3.32%, 9/1/05	(h)12,395	12,395
Deka DG, 3.19%, 7/19/05	(h)25,820	25,820
Eni Coordination Center, 3.32%, 8/29/05	(h)12,910	12,910
Galaxy Funding, Inc., 3.14%, 7/27/05	5,126	5,126
Gemini Securitization Corp., 3.06%, 7/6/05	7,687	7,687
Goldman Sachs Group LP, 3.20%, 7/15/05	(h)12,911	12,911
International Lease Finance Corp.,
3.44%, 9/22/05	(h)19,879	19,879
K2 (USA) LLC,
3.08%, 7/1/05	(h)36,659	36,659
3.19%, 7/15/05	(h)11,879	11,879
3.33%, 7/1/05	(h)12,909	12,909
KBC, London, 3.31%, 8/9/05	18,074	18,074
Lake Constance Funding LLC, 3.05%, 7/7/05	7,687	7,687
Landesbank Baden-Wuerttemberg London,
3.04%, 7/7/05	12,910	12,910
3.05%, 7/8/05	51,641	51,641
Links Finance LLC,
3.08%, 7/1/05	(h)25,816	25,816
3.27%, 8/26/05	$ (h)15,495	$15,495
3.29%, 7/26/05	(h)12,910	12,910
3.33%, 7/1/05	(h)12,909	12,909
Marshall & Ilsley Bank, 3.44%, 9/29/05	(h)36,150	36,150
Monte De Paschi, 3.05%, 7/8/05	51,641	51,641
Nationwide Building Society,
3.18%, 7/13/05	(h)20,665	20,665
3.51%, 9/28/05	(h)29,952	29,952
Pfizer, Inc., 3.12%, 7/7/05	(h)25,820	25,820
Proctor & Gamble, 3.34%, 9/9/05	(h)10,586	10,586
Sigma Finance, Inc.,
3.20%, 7/15/05	(h)25,821	25,821
3.34%, 7/1/05	(h)25,816	25,816
SLM Corp., 3.26%, 7/20/05	(h)25,820	25,820
Tango Finance Corp., 3.33%, 7/1/05	(h)21,689	21,689
Unicredito Delaware, Inc., 3.14%, 7/20/05	7,693	7,693
Westdeutsche Landesbank N.Y.,
3.17%, 7/11/05	(h)12,910	12,910
Windmill Funding, 3.06%, 7/6/05	5,133	5,133
		961,535

	Shares
Investment Company held as Collateral on Loaned Securities (0.1%)
JPMorgan Securities Lending Collateral Investment Fund	9,037,114	9,037

	Face
	Amount
	(000)
Repurchase Agreement (0.9%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $71,328	$ (f)71,321	71,321
Total Short-Term Investments (Cost $1,041,893)		1,041,893
Total Investments (111.1%) (Cost $7,700,649) – including $922,355 of Securities Loaned		8,920,339
Liabilities in Excess of Other Assets (-11.1%)		(889,378)
Net Assets (100%)		$8,030,961

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

International Equity Portfolio

(a)	Non-income producing security.
(c)	All or portion of security on loan at June 30, 2005.
(e)	144A security –Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows:

Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security –interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2005.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
CVA	Certificaten Van Aandelen
RNC	Non-Convertible Savings Shares

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
EUR	2,347	$2,840	7/1/05	GBP	1,560	$2,795	$(45)
EUR	3,170	3,836	7/4/05	GBP	2,137	3,829	(7)
GBP	86,800	155,402	7/25/05	EUR	125,924	152,498	(2,904)
GBP	86,800	155,402	7/25/05	JPY	17,567,669	158,709	3,307
		$317,480				$317,831	$351

EUR	–	Euro
GBP	–	British Pound
JPY	–	Japanese Yen

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*                 Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

International Magnum Portfolio

		Value
	Shares	(000)
Common Stocks (91.0%)
Australia (2.8%)
AMP Ltd.	75,100	$368
Australia & New Zealand Banking Group Ltd.	10,508	173
BHP Billiton Ltd.	(c)40,489	554
Coles Myer Ltd.	11,700	82
Gunns Ltd.	51,800	169
National Australia Bank Ltd.	(c)8,480	198
Newcrest Mining Ltd.	13,350	176
Qantas Airways Ltd.	29,400	75
QBE Insurance Group Ltd.	15,400	187
Rio Tinto Ltd.	(c)14,050	477
Westpac Banking Corp.	14,700	222
		2,681
Austria (0.6%)
Telekom Austria AG	(c)26,693	519
Belgium (1.2%)
AGFA-Gevaert N.V.	17,524	484
Fortis	6,942	192
Solvay S.A., Class A	4,055	416
		1,092
Denmark (0.8%)
Carlsberg A/S, Class B	10,495	538
Novo-Nordisk A/S, Class B	4,651	237
		775
Finland (1.1%)
Nokia Oyj	24,241	404
Sampo Oyj, Class A	37,694	587
		991
France (11.4%)
Atos Origin S.A.	(a)6,025	381
AXA S.A.	29,958	745
BNP Paribas S.A.	(c)22,587	1,544
Cap Gemini S.A.	(a)5,882	186
Carrefour S.A.	6,821	329
France Telecom S.A.	78,320	2,275
Groupe Danone	(c)2,175	191
M6-Metropole Television	6,553	166
Neopost S.A.	(c)2,504	220
Peugeot S.A.	3,175	188
Sanofi-Aventis S.A.	(c)10,476	858
Schneider Electric S.A.	(c)14,061	1,057
Societe Generale	(c)4,921	499
Sodexho Alliance S.A.	(c)12,740	393
Total S.A.	(c)7,609	1,782
		10,814
Germany (5.6%)
Allianz AG (Registered)	8,827	1,010
Bayerische Motoren Werke AG	19,728	898
Deutsche Bank AG (Registered)	5,218	407
Deutsche Telekom AG (Registered)	30,184	558
Fresenius Medical Care AG	(c)2,963	253
Linde AG	3,312	223
Muenchener Rueckversicherungs AG (Registered)	4,426	$471
Siemens AG (Registered)	16,439	1,195
Volkswagen AG	(c)5,744	262
		5,277
Hong Kong (3.1%)
Cheung Kong Holdings Ltd.	13,000	126
Esprit Holdings Ltd.	67,800	488
Great Eagle Holdings Co.	194,000	485
Henderson Land Development Co., Ltd.	113,000	540
Hutchison Whampoa Ltd.	14,000	126
Hysan Development Co., Ltd.	141,000	293
Li & Fung Ltd.	105,000	217
New World Development Ltd.	413,000	505
Sun Hung Kai Properties Ltd.	7,000	69
Techtronic Industries Co.	40,000	101
		2,950
Ireland (1.0%)
Bank of Ireland	25,584	414
Kerry Group plc, Class A	9,346	231
Smith & Nephew plc	28,252	278
		923
Italy (1.6%)
ENI S.p.A.	(c)32,044	823
Telecom Italia S.p.A. RNC	(c)124,808	323
UniCredito Italiano S.p.A.	(c)77,397	407
		1,553
Japan (20.5%)
Amada Co., Ltd.	34,000	230
Astellas Pharma, Inc.	12,600	430
Canon, Inc.	12,000	629
Casio Computer Co., Ltd.	(c)28,000	365
Dai Nippon Printing Co., Ltd.	18,000	289
Daicel Chemical Industries Ltd.	55,000	288
Daifuku Co., Ltd.	(c)30,000	284
Daikin Industries Ltd.	(c)18,000	448
Denki Kagaku Kogyo K.K.	80,000	286
East Japan Railway Co.	68	349
FamilyMart Co., Ltd.	(c)11,300	323
Fuji Machine Manufacturing Co., Ltd.	6,500	75
Fuji Photo Film Co., Ltd.	14,000	455
Fujitec Co., Ltd.	21,000	108
Fujitsu Ltd.	81,000	422
Furukawa Electric Co., Ltd.	(a)50,000	193
Hitachi Capital Corp.	(c)18,200	359
Hitachi High-Technologies Corp.	6,900	105
Hitachi Ltd.	71,000	430
House Foods Corp.	(c)9,200	136
Kaneka Corp.	42,000	469
Kurita Water Industries Ltd.	(c)23,600	363
Kyocera Corp.	5,100	389
Kyudenko Corp.	6,000	36
Lintec Corp.	10,000	160
Maeda Road Construction Co., Ltd.	8,000	57
Matsushita Electric Industrial Co., Ltd.	45,000	683

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

International Magnum Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Minebea Co., Ltd.	48,000	$193
Mitsubishi Chemical Corp.	95,000	277
Mitsubishi Corp.	(c)37,000	500
Mitsubishi Estate Co., Ltd.	(c)23,000	252
Mitsubishi Heavy Industries Ltd.	(c)127,000	331
Mitsubishi Logistics Corp.	(c)9,000	91
Mitsumi Electric Co., Ltd.	18,100	186
Nagase & Co., Ltd.	13,000	132
NEC Corp.	80,000	430
Nifco, Inc.	(c)16,000	242
Nintendo Co., Ltd.	4,700	490
Nippon Meat Packers, Inc.	(c)17,000	197
Nippon Telegraph & Telephone Corp.	60	257
Nissan Motor Co., Ltd.	(c)54,600	537
Nissha Printing Co., Ltd.	6,000	103
Nisshinbo Industries, Inc.	(c)24,000	196
Obayashi Corp.	42,000	224
Ono Pharmaceutical Co., Ltd.	7,800	369
Ricoh Co., Ltd.	25,000	388
Rinnai Corp.	5,600	138
Rohm Co., Ltd.	2,000	192
Ryosan Co., Ltd.	(c)8,700	208
Sangetsu Co., Ltd.	300	7
Sanki Engineering Co., Ltd.	4,000	28
Sankyo Co., Ltd.	19,700	377
Sanwa Shutter Corp.	(c)29,000	167
Sekisui Chemical Co., Ltd.	43,000	295
Sekisui House Ltd.	(c)26,000	262
Shin-Etsu Polymer Co., Ltd.	25,000	198
Sony Corp.	10,000	344
Suzuki Motor Corp.	21,200	332
TDK Corp.	5,400	366
Teijin Ltd.	(c)40,000	185
Toho Co., Ltd.	7,400	106
Tokyo Electric Power Co., Inc. (The)	10,600	253
Toshiba Corp.	119,000	472
Toyo INK MFG Co., Ltd.	(c)31,000	117
Toyota Motor Corp.	17,400	623
Tsubakimoto Chain Co.	57,000	265
Yamaha Corp.	(c)23,100	359
Yamaha Motor Co., Ltd.	(c)18,000	328
		19,378
Netherlands (8.4%)
ASML Holding N.V.	(a)(c)27,361	428
ING Groep N.V. CVA	23,122	650
Koninklijke Ahold N.V.	(a)22,973	188
Koninklijke Numico N.V.	(a)5,901	235
Royal Dutch Petroleum Co.	26,666	1,736
Royal KPN N.V.	86,441	724
TNT N.V.	28,414	719
Unilever N.V. CVA	18,288	1,184
VNU N.V.	14,729	410
Wolters Kluwer N.V. CVA	(c)89,115	1,700
		7,974
Poland (0.7%)
Bank Pekao S.A.	8,486	$365
Telekomunikacja Polska S.A.	55,651	342
		707
Singapore (1.6%)
CapitaCommercial Trust REIT	(c)45,400	41
CapitaLand Ltd.	(c)227,000	320
City Developments Ltd.	60,000	266
Oversea-Chinese Banking Corp., Ltd.	30,000	206
SembCorp Industries Ltd.	114,680	181
Singapore Airlines Ltd.	53,000	351
Venture Corp., Ltd.	20,000	189
		1,554
Spain (3.2%)
Altadis S.A.	15,460	646
Banco Bilbao Vizcaya Argentaria S.A.	70,246	1,081
Banco Santander Central Hispano S.A.	78,955	912
Telefonica S.A.	22,487	367
		3,006
Sweden (1.0%)
ForeningsSparbanken AB	17,246	378
Nordea Bank AB	(c)23,464	213
Sandvik AB	8,979	332
		923
Switzerland (6.9%)
Ciba Specialty Chemicals AG (Registered)	5,516	321
Credit Suisse Group (Registered)	5,528	217
Nestle S.A. (Registered)	(c)5,220	1,334
Novartis AG (Registered)	49,073	2,331
Roche Holding AG (Genusschein)	2,657	335
Schindler Holding AG (Registered)	500	183
Swiss Reinsurance (Registered)	8,602	527
UBS AG (Registered)	13,606	1,059
Zurich Financial Services AG	(a)1,177	202
		6,509
United Kingdom (19.5%)
Allied Domecq plc	40,683	492
Amvescap plc	45,611	271
AstraZeneca plc	20,282	838
BOC Group plc	27,427	492
BP plc	71,364	742
British American Tobacco plc	11,875	229
Bunzl plc	36,502	341
Cadbury Schweppes plc	62,677	597
Carnival plc	4,565	259
Diageo plc	16,662	245
Filtrona plc	(a)23,466	102
GlaxoSmithKline plc	98,162	2,368
Hays plc	196,363	454
HSBC Holdings plc	13,900	222
International Power plc	(a)97,238	359
Lloyds TSB Group plc	22,353	189
Man Group plc	14,842	384
Morrison WM Supermarkets plc	361,982	1,201

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

International Magnum Portfolio

		Value
	Shares	(000)
United Kingdom (cont’d)
National Grid Transco plc	20,478	$198
O2 plc	(a)133,553	325
Prudential plc	70,472	623
Reckitt Benckiser plc	7,871	231
Reed Elsevier plc	36,547	349
Rexam plc	42,831	368
Rolls-Royce Group plc	(a)54,260	278
Rolls-Royce Group plc, Class B	2,667,000	5
Royal Bank of Scotland Group plc	53,177	1,601
Scottish & Southern Energy plc	14,386	260
Shell Transport & Trading Co. plc (Registered)	172,377	1,670
Smiths Group plc	24,574	404
Standard Chartered plc	5,800	106
Tesco plc	41,696	238
Vodafone Group plc	840,814	2,043
		18,484
Total Common Stocks (Cost $74,784)		86,110

	Face
	Amount
	(000)
Short-Term Investments (21.7%)
Short-Term Debt Securities held as Collateral on Loaned Securities (14.1%)
Abbey National Treasury Services,
3.13%, 7/18/05	$ (h)266	266
Ajax Bambino Funding Ltd., 3.25%, 8/10/05	167	167
Banco Bilbao Viz Argentaria, London,
3.11%, 7/15/05	367	367
Bank of New York,
3.16%, 7/11/05	(h)180	180
3.33%, 7/1/05	(h)589	589
Barclays, New York, 3.11%, 7/11/05	395	395
Bear Stearns,
3.23%, 7/15/05	(h)359	359
3.52%, 7/1/05	(h)158	158
Calyon NY, 3.31%, 8/29/05	(h)144	144
CC USA, Inc.,
3.33%, 7/1/05	(h)180	180
3.49%, 7/1/05	(h)172	172
CIC NY, 3.19%, 7/13/05	(h)539	539
CIT Group Holdings, 3.18%, 7/29/05	(h)226	226
Citigroup Global Markets, Inc., 3.48%, 7/1/05	1,075	1,075
Citigroup, Inc., 3.32%, 9/1/05	(h)172	172
Deka DG, 3.19%, 7/19/05	(h)359	359
Eni Coordination Center, 3.32%, 8/29/05	(h)180	180
Galaxy Funding, Inc., 3.14%, 7/27/05	71	71
Gemini Securitization Corp., 3.06%, 7/6/05	107	107
Goldman Sachs Group LP, 3.20%, 7/15/05	(h)180	180
International Lease Finance Corp.,
3.44%, 9/22/05	(h)277	277
K2 (USA) LLC,
3.08%, 7/1/05	(h)510	510
3.19%, 7/15/05	(h)165	165
3.33%, 7/1/05	(h)180	180
KBC, London, 3.31%, 8/9/05	$251	$251
Lake Constance Funding LLC, 3.05%, 7/7/05	107	107
Landesbank Baden-Wuerttemberg London,
3.04%, 7/7/05	180	180
3.05%, 7/8/05	718	718
Links Finance LLC,
3.08%, 7/1/05	(h)359	359
3.27%, 8/26/05	(h)216	216
3.29%, 7/26/05	(h)180	180
3.33%, 7/1/05	(h)180	180
Marshall & Ilsley Bank, 3.44%, 9/29/05	(h)503	503
Monte De Paschi, 3.05%, 7/8/05	718	718
Nationwide Building Society,
3.18%, 7/13/05	(h)287	287
3.51%, 9/28/05	(h)417	417
Pfizer, Inc., 3.12%, 7/7/05	(h)359	359
Proctor & Gamble, 3.34%, 9/9/05	(h)147	147
Sigma Finance, Inc.,
3.20%, 7/15/05	(h)359	359
3.34%, 7/1/05	(h)359	359
SLM Corp., 3.26%, 7/20/05	(h)359	359
Tango Finance Corp., 3.33%, 7/1/05	(h)302	302
Unicredito Delaware, Inc., 3.14%, 7/20/05	107	107
Westdeutsche Landesbank N.Y., 3.17%, 7/11/05	(h)180	180
Windmill Funding, 3.06%, 7/6/05	71	71
		13,377
	Shares
Investment Company held as Collateral on Loaned Securities (0.1%)
JPMorgan Securities Lending Collateral Investment Fund	125,732	126

	Face
	Amount
	(000)
Repurchase Agreement (7.5%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $7,092	$ (f)7,091	7,091
Total Short-Term Investments (Cost $20,594)		20,594
Total Investments (112.7%) (Cost $95,378) – including $12,819 of Securities Loaned		106,704
Liabilities in Excess of Other Assets (-12.7%)		(12,058)
Net Assets (100.0%)		$94,646

(a)	Non-income producing security.
(c)	All or portion of security on loan at June 30, 2005.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

International Magnum Portfolio

(h)	Variable/Floating Rate Security – Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2005.
@	Face Amount/Value is less than $500.
CVA	Certificaten Van Aandelen
REIT	Real Estate Investment Trust
RNC	Non-Convertible Savings Shares

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
EUR	1,687	$2,047	9/15/05	USD	2,039	$2,039	$(8)
EUR	5,755	6,984	9/15/05	USD	6,997	6,997	13
EUR	140	170	9/15/05	USD	170	170	@–
GBP	458	819	9/15/05	USD	828	828	9
GBP	635	1,135	9/15/05	USD	1,146	1,146	11
GBP	692	1,237	9/15/05	USD	1,248	1,248	11
JPY	55,925	508	9/15/05	USD	517	517	9
JPY	150,902	1,370	9/15/05	USD	1,393	1,393	23
JPY	765,275	6,950	9/15/05	USD	7,067	7,067	117
USD	1,860	1,860	9/15/05	AUD	2,435	1,846	(14)
USD	229	229	9/15/05	AUD	300	228	(1)
USD	162	162	9/15/05	AUD	213	161	(1)
USD	237	237	9/15/05	AUD	313	237	@–
USD	1,114	1,114	9/15/05	EUR	915	1,110	(4)
USD	247	247	9/15/05	EUR	204	248	1
USD	1,893	1,893	9/15/05	EUR	1,558	1,891	(2)
USD	6,116	6,116	9/15/05	EUR	5,057	6,137	21
USD	2,894	2,894	9/15/05	GBP	1,602	2,864	(30)
USD	550	550	9/15/05	GBP	306	546	(4)
USD	3,844	3,844	9/15/05	GBP	2,132	3,811	(33)
USD	608	608	9/15/05	GBP	338	604	(4)
USD	237	237	9/15/05	GBP	132	237	@–
USD	1,218	1,218	9/15/05	JPY	131,925	1,198	(20)
USD	373	373	9/15/05	JPY	40,385	367	(6)
USD	208	208	9/15/05	JPY	22,625	205	(3)
USD	738	738	9/15/05	JPY	79,960	726	(12)
USD	6,741	6,741	9/15/05	JPY	731,552	6,644	(97)
USD	650	650	9/15/05	JPY	70,226	638	(12)
USD	76	76	9/15/05	JPY	8,350	76	@–
		$51,215				$51,179	$(36)

AUD	–	Australian Dollar
EUR	–	Euro
GBP	–	British Pound
JPY	–	Japanese Yen

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
DJ EURO STOXX 50 (Germany)	95	$3,677	Sep-05	$53
FTSE 100 Index (United Kingdom)	20	1,835	Sep-05	37
SPI 200 Index (Australia)	5	407	Sep-05	(1)
TOPIX Index (Japan)	16	1,694	Sep-05	36
				$125

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*      Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

International Small Cap Portfolio

		Value
	Shares	(000)
Common Stocks (97.4%)
Australia (4.1%)
Infomedia Ltd.	13,285,608	$4,952
John Fairfax Holdings Ltd.	4,262,226	13,894
Just Group Ltd.	3,255,104	5,227
MYOB Ltd.	10,435,252	8,425
Pacific Brands Ltd.	6,467,019	11,111
Ramsay Health Care Ltd.	1,764,433	11,867
		55,476
Austria (1.7%)
Andritz AG	238,498	22,748
Belgium (2.0%)
Elia System Operator S.A./N.V.	(a)96,571	3,319
Omega Pharma S.A.	464,188	23,991
		27,310
Bermuda (1.0%)
Catlin Group Ltd.	1,874,959	13,656
Denmark (3.6%)
Carlsberg A/S, Class B	560,101	28,706
Danisco A/S	195,881	12,701
Kobenhavns Lufthavne A/S	30,876	7,319
		48,726
Finland (2.3%)
KCI Konecranes Oyj	273,074	11,652
Pohjola Group plc, Class D	574,752	8,342
Ramirent Oyj	237,222	4,455
Uponor Oyj	357,157	6,952
		31,401
France (5.0%)
Autoroutes du Sud de la France	138,017	7,866
Europeenne D’extincteurs	(a)(d)131,043	@–
GL Trade S.A.	169,896	6,849
Neopost S.A.	166,942	14,688
NRJ Group	596,502	13,399
SAFT Groupe S.A.	(a)427,601	13,455
Zodiac S.A.	225,746	12,120
		68,377
Germany (5.6%)
Celesio AG	86,517	6,804
GFK AG	270,758	10,687
Hugo Boss AG (Non-Voting Shares)	343,582	11,282
K&S AG	273,976	15,165
Rational AG	26,809	2,887
Sartorius AG (Non-Voting Shares)	328,639	6,982
Techem AG	(a)549,937	23,233
		77,040
Hong Kong (1.5%)
Asia Satellite Telecommunications Holdings Ltd.	3,594,500	6,297
Solomon Systech International Ltd.	24,669,900	8,713
Weichai Power Co., Ltd., Class H	1,958,400	5,783
		20,793
Ireland (3.7%)
C&C Group plc	3,293,739	14,804
Independent News & Media plc	2,269,998	$7,004
Kerry Group plc, Class A	905,598	22,358
Kingspan Group plc	594,133	7,016
		51,182
Italy (4.6%)
Banca Italease S.p.A.	(a)183,644	2,511
Buzzi Unicem S.p.A.	1,137,629	16,494
Cassa di Risparmio di Firenze S.p.A.	4,091,989	10,619
Davide Campari-Milano S.p.A.	2,590,146	18,945
Interpump S.p.A.	249,440	1,598
SAES Getters S.p.A.	420,156	8,789
Sogefi S.p.A.	803,591	4,248
		63,204
Japan (24.9%)
Aiful Corp.	30,300	2,250
Aplus Co., Ltd.	(a)4,647,300	22,334
Ariake Japan Co., Ltd.	1,163,800	26,675
Asatsu-DK, Inc.	76,700	2,124
Asia Securities Printing Co., Ltd.	593,500	7,336
Daibiru Corp.	1,189,500	8,628
Fujimi, Inc.	385,600	6,612
Futaba Corp.	254,800	6,866
HS Securities Co., Ltd.	471,900	7,773
Hurxley Corp.	377,237	6,648
Ito En Ltd.	362,300	18,577
Keisei Electric Railway Co., Ltd.	1,366,000	6,798
Megane TOP Co., Ltd.	232,100	2,045
Nakanishi, Inc.	212,600	21,454
Nihon Trim Co., Ltd.	165,550	9,441
Nippon Restaurant System, Inc.	138,500	4,316
Nippon Restaurant System, Inc. (When Issued)	(a)129,700	4,041
Nisshin Fire & Marine Insurance Co. Ltd. (The)	3,520,200	12,565
Nitta Corp.	528,700	7,472
Patlite Corp.	217,500	4,588
Sanyo Electric Credit Co., Ltd.	1,193,300	23,975
Shinkawa Ltd.	873,900	16,134
Sumitomo Osaka Cement Co., Ltd.	11,485,000	30,383
Taisei Lamick Co., Ltd.	239,300	6,239
Takuma Co., Ltd.	1,685,000	11,936
Tenma Corp.	334,800	6,216
TOC Co., Ltd.	2,631,000	10,735
TOC Co., Ltd. (When Issued)	(a)2,762,550	11,272
Toppan Forms Co., Ltd.	816,100	9,129
Union Tool Co.	225,000	6,379
Yamaichi Electronics Co., Ltd.	671,400	9,012
Yomiuri Land Co., Ltd.	1,047,000	5,477
Zentek Technology Japan, Inc.	(a)1,838	4,326
		339,756
Netherlands (2.2%)
Laurus N.V.	(a)989,157	3,053
Nutreco Holding N.V.	509,070	20,303
Van Lanschot N.V. CVA	107,303	6,488
		29,844
New Zealand (4.0%)
Fisher & Paykel Appliances Holdings Ltd.	3,922,511	9,111

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

International Small Cap Portfolio

		Value
	Shares	(000)
New Zealand (cont’d)
Fisher & Paykel Healthcare Corp., Ltd.	8,805,260	$19,899
Sky City Entertainment Group Ltd.	3,675,675	11,419
Warehouse Group Ltd.	5,233,849	14,548
		54,977
Norway (4.4%)
DNB NOR ASA	1,039,994	10,791
Schibsted ASA	1,317,088	36,172
Veidekke ASA	250,219	5,710
Visma ASA	617,833	7,448
		60,121
South Korea (1.6%)
KT&G Corp.	548,660	21,463
Spain (1.0%)
Miquel y Costas & Miquel S.A.	364,201	14,310
Sweden (3.0%)
Gunnebo AB	539,816	4,981
Gunnebo Industrier AB	(a)107,963	1,112
Intrum Justitia AB	(a)975,366	6,755
Saab AB, Class B	875,520	14,179
Swedish Match AB	1,286,173	14,575
		41,602
Switzerland (8.3%)
Edipresse S.A. (Bearer), Class B	26,972	13,732
Galenica Holding AG (Registered)	(a)66,869	11,360
Kaba Holding AG, Class B (Registered)	49,157	13,429
Schindler Holding AG	65,539	23,625
Sia Abrasives Holding AG	30,219	6,954
SIG Holding AG (Registered)	135,571	30,628
Valora Holding AG	(a)27,405	6,202
Zehnder Group AG, Class B	5,511	6,722
		112,652
United Kingdom (12.9%)
Cattles plc	3,402,622	18,735
De La Rue plc	924,633	6,702
Devro plc	3,486,084	8,118
DX Services plc	1,520,109	9,405
FKI plc	3,092,281	5,368
GCAP Media plc	1,047,281	5,071
Keller Group plc	1,246,687	6,751
Luminar plc	2,787,437	27,347
Rotork plc	1,730,474	14,666
SIG plc	656,021	7,419
Spirax-Sarco Engineering plc	1,264,266	16,877
SSL International plc	1,728,644	8,741
Stagecoach Group plc	6,100,789	12,857
William Hill plc	1,504,923	14,481
Wincanton plc	3,056,494	13,608
		176,146
Total Common Stocks (Cost $1,058,780)		1,330,784

	No. of	Value
	Rights	(000)
Rights (0.0%)
Sweden (0.0%)
Intrum Justitia AB (Cost $@–)	(a)975,366	$310

	Face
	Amount
	(000)
Short-Term Investment (2.3%)
Repurchase Agreement (2.3%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $30,731 (Cost $30,728)	$ (f)30,728	30,728
Total Investments (99.7%) (Cost $1,089,508)		1,361,822
Other Assets in Excess of Liabilities (0.3%)		3,910
Net Assets (100%)		$1,365,732

(a)	Non-income producing security.
(d)	Security was valued at fair value – At June 30, 2005, the Portfolio held a fair valued security, valued at less than $500, representing less than 0.05% of net assets.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

@	Face Amount/Value is less than $500.
CVA	Certificaten Van Aandelen

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
EUR	975	$1,180	7/1/05	USD	1,178	$1,178	$(2)
GBP	184	330	7/5/05	USD	330	330	@–
GBP	433	775	7/5/05	USD	785	785	10
JPY	110,672	998	7/1/05	USD	1,007	1,007	9
JPY	130,792	1,179	7/1/05	USD	1,185	1,185	6
JPY	130,338	1,175	7/5/05	USD	1,178	1,178	3
USD	75	75	7/1/05	EUR	62	75	@–
USD	12,585	12,585	7/1/05	EUR	10,422	12,613	28
		$18,297				$18,351	$54

EUR	–	Euro
GBP	–	British Pound
JPY	–	Japanese Yen

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

International Small Cap Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*      Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

Equity Growth Portfolio

		Value
	Shares	(000)
Common Stocks (96.8%)
Advertising Agencies (3.0%)
Getty Images, Inc.	(a)146,028	$10,844
Lamar Advertising Co., Class A	(a)145,464	6,221
Monster Worldwide, Inc.	(a)61,700	1,770
		18,835
Biotechnology Research & Production (2.6%)
Genentech, Inc.	(a)203,656	16,350
Casinos & Gambling (4.4%)
International Game Technology	528,191	14,869
Station Casinos, Inc.	103,178	6,851
Wynn Resorts Ltd.	(a)120,073	5,676
		27,396
Communications Technology (7.7%)
America Movil S.A. de C.V., Class L ADR	326,177	19,444
Corning, Inc.	(a)380,400	6,322
Crown Castle International Corp.	(a)413,040	8,393
QUALCOMM, Inc.	413,160	13,638
		47,797
Computer Services Software & Systems (5.5%)
Google, Inc., Class A	(a)99,640	29,309
Red Hat, Inc.	(a)367,877	4,819
		34,128
Computer Technology (4.4%)
Dell, Inc.	(a)575,050	22,720
Seagate Technology, Inc.	(d)186,100	@–
Shanda Interactive Entertainment Ltd. ADR	(a)116,778	4,297
		27,017
Consumer Electronics (5.8%)
Electronic Arts, Inc.	(a)319,085	18,063
Yahoo!, Inc.	(a)509,459	17,653
		35,716
Consumer Products (1.1%)
Gillette Co. (The)	128,656	6,514
Diversified Financial Services (3.7%)
Brascan Corp., Class A	250,520	9,560
Chicago Mercantile Exchange Holdings, Inc.	46,278	13,675
		23,235
Drugs & Pharmaceuticals (1.5%)
Johnson & Johnson	142,292	9,249
Education Services (2.9%)
Apollo Group, Inc., Class A	(a)231,749	18,127
Electronics: Semi-Conductors/Components (1.5%)
Marvell Technology Group Ltd.	(a)238,514	9,073
Energy – Miscellaneous (2.7%)
Ultra Petroleum Corp.	(a)559,236	16,978
Financial Data Processing Services & Systems (1.0%)
Paychex, Inc.	189,576	6,169
Financial – Miscellaneous (3.9%)
Berkshire Hathaway, Inc., Class B	(a)3,888	10,822
Marsh & McClennan Cos., Inc.	226,242	6,267
Moody’s Corp.	156,073	$7,017
		24,106
Foods (1.0%)
Wrigley (W.M.) Jr. Co.	90,057	6,200
Health Care – Miscellaneous (2.1%)
Alcon, Inc.	120,799	13,209
Health Care Management Services (1.0%)
Patterson Cos., Inc.	(a)136,671	6,161
Health Care Services (3.6%)
UnitedHealth Group, Inc.	434,140	22,636
Homebuilding (1.5%)
Pulte Homes, Inc.	112,071	9,442
Investment Management Companies (1.0%)
Citigroup, Inc.	132,573	6,129
Leisure Time (3.5%)
Carnival Corp.	396,905	21,651
Materials & Processing (2.8%)
Monsanto Co.	274,691	17,270
Medical & Dental Instruments & Supplies (2.7%)
Guidant Corp.	96,800	6,515
St. Jude Medical, Inc.	(a)231,250	10,085
		16,600
Metals & Minerals – Miscellaneous (1.1%)
Cameco Corp.	152,700	6,833
Recreational Vehicles & Boats (1.5%)
Harley-Davidson, Inc.	189,400	9,394
Restaurants (1.0%)
Starbucks Corp.	(a)116,592	6,023
Retail (10.5%)
Amazon.com, Inc.	(a)243,813	8,065
Costco Wholesale Corp.	435,405	19,515
Home Depot, Inc.	474,238	18,448
Sears Holdings Corp.	(a)127,999	19,183
		65,211
Services: Commercial (5.6%)
Corporate Executive Board Co.	166,764	13,062
eBay, Inc.	(a)658,339	21,732
		34,794
Soaps & Household Chemicals (0.7%)
Procter & Gamble Co.	77,764	4,102
Tobacco (1.5%)
Altria Group, Inc.	143,764	9,296
Transportation – Miscellaneous (1.3%)
C.H. Robinson Worldwide, Inc.	133,570	7,774
Utilities: Gas Pipelines (1.2%)
Questar Corp.	116,592	7,683
Utilities: Telecommunications (1.5%)
Nextel Communications, Inc., Class A	(a)291,505	9,419
Total Common Stocks (Cost $550,754)		600,517

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Equity Growth Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Investments (2.7%)
Repurchase Agreement (2.7%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $16,439 (Cost $16,437)	$ (f)16,437	$16,437
Total Investments (99.5%) (Cost $567,191)		616,954
Other Assets in Excess of Liabilities (0.5%)		3,323
Net Assets (100%)		$620,277

(a)	Non-income producing security.
(d)	Security was valued at fair value – At June 30, 2005, the Portfolio held a fair valued security, valued at less than $500, representing less than 0.05% of net assets.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

@	Face Amount/Value is less than $500.
ADR	American Depositary Receipts

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*      Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

Focus Equity Portfolio

		Value
	Shares	(000)
Common Stocks (98.5%)
Advertising Agencies (3.8%)
Getty Images, Inc.	(a)15,300	$1,136
Lamar Advertising Co., Class A	(a)19,900	851
Monster Worldwide, Inc.	(a)5,500	158
		2,145
Biotechnology Research & Production (3.4%)
Genentech, Inc.	(a)23,800	1,911
Casinos & Gambling (6.7%)
International Game Technology	60,400	1,700
Station Casinos, Inc.	20,000	1,328
Wynn Resorts Ltd.	(a)16,000	756
		3,784
Communications Technology (8.0%)
America Movil S.A. de C.V., Class L ADR	35,000	2,086
Crown Castle International Corp.	(a)52,837	1,074
QUALCOMM, Inc.	40,764	1,346
		4,506
Computer Services Software & Systems (6.0%)
Google, Inc., Class A	(a)11,500	3,383
Computer Technology (4.0%)
Dell, Inc.	(a)56,725	2,241
Consumer Electronics (7.3%)
Electronic Arts, Inc.	(a)34,000	1,925
Yahoo!, Inc.	(a)62,140	2,153
		4,078
Diversified Financial Services (4.8%)
Brascan Corp., Class A	28,900	1,103
Chicago Mercantile Exchange Holdings, Inc.	5,300	1,566
		2,669
Education Services (3.9%)
Apollo Group, Inc., Class A	(a)28,200	2,206
Electronics: Semi-Conductors/Components (2.0%)
Marvell Technology Group Ltd.	(a)29,100	1,107
Energy – Miscellaneous (5.1%)
Ultra Petroleum Corp.	(a)94,740	2,876
Financial – Miscellaneous (2.6%)
Berkshire Hathaway, Inc., Class B	(a)511	1,422
Moody’s Corp.	665	30
		1,452
Health Care – Miscellaneous (2.2%)
Alcon, Inc.	11,200	1,225
Health Care Services (4.2%)
UnitedHealth Group, Inc.	45,400	2,367
Homebuilding (1.5%)
Pulte Homes, Inc.	10,200	859
Leisure Time (4.1%)
Carnival Corp.	42,000	2,291
Materials & Processing (3.4%)
Monsanto Co.	30,200	1,899
Recreational Vehicles and Boats (2.0%)
Harley-Davidson, Inc.	23,100	1,146
Retail (10.6%)
Costco Wholesale Corp.	48,800	$2,187
Home Depot, Inc.	43,400	1,689
Sears Holdings Corp.	(a)13,700	2,053
		5,929
Services: Commercial (7.0%)
Corporate Executive Board Co.	19,900	1,559
eBay, Inc.	(a)72,620	2,397
		3,956
Transportation – Miscellaneous (1.8%)
C.H. Robinson Worldwide, Inc.	17,200	1,001
Utilities: Gas Pipelines (2.1%)
Questar Corp.	17,500	1,153
Utilities: Telecommunications (2.0%)
Nextel Communications, Inc., Class A	(a)35,500	1,147
Total Common Stocks (Cost $50,088)		55,331
	Face
	Amount
	(000)
Short-Term Investment (0.6%)
Repurchase Agreement (0.6%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $328 (Cost $328)	$ (f)328	328
Total Investments (99.1%) (Cost $50,416)		55,659
Other Assets in Excess of Liabilities (0.9%)		504
Net Assets (100%)		$56,163

(a)	Non-income producing security.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

ADR	American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Focus Equity Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*      Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

Small Company Growth Portfolio

		Value
	Shares	(000)
Common Stocks (97.2%)
Biotechnology Research & Production (0.8%)
Idexx Laboratories, Inc.	(a)192,700	$12,011
Building: Cement (1.8%)
Eagle Materials, Inc.	121,200	10,968
Florida Rock Industries, Inc.	213,500	15,660
		26,628
Cable Television Services (0.4%)
Lodgenet Entertaiment Corp.	(a)362,000	6,006
Casinos & Gambling (5.8%)
Kerzner International Ltd.	(a)478,800	27,267
Lakes Entertainment, Inc.	(a)534,800	8,236
Penn National Gaming, Inc.	(a)854,500	31,189
Shuffle Master, Inc.	(a)692,425	19,409
		86,101
Chemicals (0.7%)
Nuco2, Inc.	(a)389,200	9,991
Communications & Media (0.9%)
CKX, Inc.	(a)1,091,400	14,041
Communications Technology (2.1%)
Intermix Media, Inc.	(a)916,200	7,668
Spectrasite, Inc.	(a)322,300	23,989
		31,657
Computer Services Software & Systems (5.6%)
Akamai Technologies, Inc.	(a)1,196,000	15,704
Bankrate, Inc.	(a)184,540	3,717
Blackboard, Inc.	(a)410,009	9,807
Netease.com ADR	(a)184,500	10,537
Salesforce.com, Inc.	(a)1,189,400	24,359
Sina Corp.	(a)367,100	10,242
SkillSoft plc ADR	(a)1,523,600	5,256
Transact Technologies, Inc.	(a)356,450	3,019
		82,641
Computer Technology (1.1%)
Shanda Interactive Entertainment Ltd. ADR	(a)434,500	15,985
Consumer Electronics (1.9%)
CNET Networks, Inc.	(a)1,058,300	12,424
THQ, Inc.	(a)512,500	15,001
		27,425
Consumer Products (0.3%)
PlanetOut, Inc.	(a)448,300	3,909
Consumer Staples – Miscellaneous (2.3%)
Peet’s Coffee & Tea, Inc.	(a)441,000	14,570
Yankee Candle Co., Inc.	607,500	19,501
		34,071
Diversified (0.8%)
Beacon Roofing Supply, Inc.	(a)431,800	11,356
Diversified Financial Services (1.1%)
Calamos Asset Management, Inc., Class A	615,000	16,753
Drugs & Pharmaceuticals (1.7%)
Flamel Technologies ADR	(a)372,330	6,741
Gen-Probe, Inc.	(a)297,900	10,793
Noven Pharmaceuticals, Inc.	(a)422,000	$7,377
		24,911
Education Services (2.8%)
Bright Horizons Family Solutions, Inc.	(a)327,800	13,348
Strayer Education, Inc.	320,550	27,651
		40,999
Electrical & Electronics (1.0%)
Flir Systems, Inc.	(a)500,700	14,941
Electronics (0.9%)
Avid Technology, Inc.	(a)246,800	13,149
Electronics: Semi-Conductors/Components (2.1%)
Tessera Technologies, Inc.	(a)910,900	30,433
Energy – Miscellaneous (7.5%)
Gasco Energy, Inc.	(a)1,839,900	6,808
Quicksilver Resources, Inc.	(a)655,400	41,900
Range Resources Corp.	862,200	23,193
Southwestern Energy Co.	(a)837,700	39,355
		111,256
Engineering & Contracting Services (0.7%)
Washington Group International, Inc.	(a)211,600	10,817
Entertainment (0.7%)
Lions Gate Entertainment Corp.	(a)1,005,600	10,317
Financial – Miscellaneous (0.7%)
Interactive Data Corp.	(a)472,775	9,824
Foods (1.2%)
Rocky Mountain Chocolate Factory, Inc.	83,500	1,837
TreeHouse Foods, Inc.	(a)542,700	15,472
		17,309
Health Care – Miscellaneous (1.4%)
VCA Antech, Inc.	(a)871,200	21,127
Health Care Management Services (0.1%)
Eclipsys Corp.	(a)145,200	2,043
Health Care Services (5.0%)
Animas Corp.	(a)582,550	11,738
Dade Behring Holdings, Inc.	580,800	37,758
Stericycle, Inc.	(a)500,125	25,166
		74,662
Homebuilding (1.8%)
Desarrolladora Homex S.A. de C.V. ADR	(a)542,200	14,867
Meritage Homes Corp.	(a)143,100	11,377
		26,244
Hotel/Motel (4.5%)
BJ’s Restaurants, Inc.	(a)730,691	14,862
Gaylord Entertainment Co.	(a)691,100	32,129
Great Wolf Resorts, Inc.	(a)951,562	19,450
		66,441
Insurance: Property & Casualty (0.7%)
Markel Corp.	(a)30,150	10,221
Investment Management Companies (2.2%)
Greenhill & Co., Inc.	804,544	32,592
Leisure Time (4.3%)
SCP Pool Corp.	823,750	28,905

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Small Company Growth Portfolio

		Value
	Shares	(000)
Leisure Time (cont’d)
WMS Industries, Inc.	(a)1,022,000	$34,493
		63,398
Machinery: Industrial/Specialty (0.6%)
Middleby Corp.	(a)157,150	8,307
Manufacturing (0.8%)
Actuant Corp., Class A	(a)234,100	11,223
Medical & Dental Instruments & Supplies (3.0%)
American Medical Systems Holdings, Inc.	(a)703,600	14,530
Sybron Dental Specialties, Inc.	(a)396,500	14,916
Techne Corp.	(a)330,100	15,155
		44,601
Office Furniture & Business Equipment (0.9%)
Micros Systems, Inc.	(a)304,300	13,617
Oil: Crude Producers (0.5%)
PetroHawk Energy Corp.	(a)685,100	7,399
Paper (1.0%)
Neenah Paper, Inc.	473,800	14,674
Production Technology Equipment (0.9%)
Dionex Corp.	(a)316,200	13,789
Publishing – Miscellaneous (0.9%)
Morningstar, Inc.	(a)452,740	12,745
Rental & Leasing Services: Consumer (0.8%)
Jones Lang LaSalle, Inc.	(a)255,000	11,279
Restaurants (1.5%)
P.F. Chang’s China Bistro, Inc.	(a)378,395	22,318
Retail (10.1%)
AFC Enterprises, Inc.	(a)721,820	9,513
Blue Nile, Inc.	(a)794,250	25,964
Build-A-Bear Workshop, Inc.	(a)471,720	11,062
Citi Trends, Inc.	(a)23,484	425
Eddie Bauer Holdings, Inc.	(a)158,600	4,421
Guitar Center, Inc.	(a)238,100	13,898
Ihop Corp.	246,100	10,678
NetFlix, Inc.	(a)674,100	11,062
Overstock.com, Inc.	(a)370,300	13,183
Priceline.com, Inc.	(a)326,400	7,615
Steak N Shake Co. (The)	(a)22,042	410
Tractor Supply Co.	(a)414,900	20,372
Tuesday Morning Corp.	672,400	21,194
		149,797
Services: Commercial (6.4%)
Advisory Board Co. (The)	(a)750,400	36,575
Coinstar, Inc.	(a)535,700	12,155
Corporate Executive Board Co.	310,699	24,337
Macquarie Infrastructure Co. Trust	733,700	20,822
		93,889
Technology – Miscellaneous (0.6%)
Housevalues, Inc.	(a)482,400	8,722
Telecommunications Equipment (1.0%)
SBA Communications Corp.	(a)1,099,496	14,843
Textile Apparel Manufacturers (1.8%)
Carter’s, Inc.	(a)453,975	26,503
Truckers (1.5%)
Landstar System, Inc.	(a)735,500	$22,153
Total Common Stocks (Cost $1,199,689)		1,435,118
	Face
	Amount
	(000)
Short-Term Investment (5.7%)
Repurchase Agreement (5.7%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $84,660 (Cost $84,652)	$ (f)84,652	84,652
Total Investments (102.9%) (Cost $1,284,341)		1,519,770
Liabilities in Excess of Other Assets (-2.9%)		(42,860)
Net Assets (100%)		$1,476,910

(a)	Non-income producing security.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

ADR	American Depositary Receipts

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*      Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

U.S. Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (97.9%)
Diversified (3.8%)
Forest City Enterprises, Inc., Class A	210,170	$14,922
Vornado Realty Trust REIT	409,500	32,924
		47,846
Health Care (2.4%)
Health Care Property Investors, Inc. REIT	107,880	2,917
LTC Properties, Inc. REIT	113,200	2,343
Omega Healthcare Investors, Inc. REIT	439,560	5,653
Senior Housing Properties Trust REIT	985,900	18,643
Sunrise Senior Living REIT	300	3
Windrose Medical Properties Trust REIT	13,600	191
		29,750
Industrial (5.5%)
AMB Property Corp. REIT	903,300	39,230
Cabot Industrial Value Fund, Inc.	(i)2,618	1,309
Catellus Development Corp. REIT	616,100	20,208
ProLogis REIT	214,244	8,621
		69,368
Lodging/Resorts (14.2%)
Hilton Hotels Corp.	2,056,033	49,036
Host Marriot Corp. REIT	3,127,710	54,735
Interstate Hotels & Resorts, Inc.	(a)318,380	1,563
Lodgian, Inc.	(a)229,500	2,357
MeriStar Hospitality Corp. REIT	(a)761,605	6,550
Starwood Hotels & Resorts Worldwide, Inc.	1,074,006	62,905
		177,146
Office (23.9%)
Arden Realty, Inc. REIT	919,150	33,071
BRCP REIT LLC I	(i)3,729,421	3,730
Beacon Capital Partners, Inc.	(a)(d)(i)335,100	1,437
Boston Properties, Inc. REIT	884,160	61,891
Brandywine Realty Trust REIT	333,155	10,211
Brookfield Properties Co.	2,350,544	67,696
Equity Office Properties Trust REIT	1,002,027	33,167
Highwoods Properties, Inc. REIT	55,300	1,646
Kilroy Realty Corp. REIT	15,610	741
Mack-Cali Realty Corp. REIT	508,575	23,038
Prentiss Properties Trust REIT	173,950	6,339
PS Business Parks, Inc. REIT	192,500	8,557
Reckson Associates Realty Corp. REIT	632,625	21,225
SL Green Realty Corp. REIT	325,520	20,996
Trizec Properties, Inc. REIT	242,700	4,992
		298,737
Residential Apartments (17.2%)
American Campus Communities, Inc. REIT	196,670	4,460
Amli Residential Properties Trust REIT	84,600	2,644
Archstone-Smith Trust REIT	1,525,911	58,931
AvalonBay Communities, Inc. REIT	839,092	67,799
BRE Properties, Inc. REIT	164,910	6,901
Equity Residential REIT	599,175	22,062
Essex Property Trust, Inc. REIT	324,330	26,939
Gables Residential Trust REIT	110,800	4,790
Post Properties, Inc. REIT	561,175	$20,264
		214,790
Residential Manufactured Homes (1.2%)
Equity Lifestyle Properties, Inc. REIT	369,970	14,710
Retail Regional Malls (15.2%)
General Growth Properties, Inc. REIT	228,455	9,387
Macerich Co. (The) REIT	488,975	32,786
Simon Property Group, Inc. REIT	1,595,007	115,622
Taubman Centers, Inc. REIT	932,773	31,798
		189,593
Retail Strip Centers (8.2%)
Acadia Realty Trust REIT	363,740	6,784
BPP Liquidating Trust	(d)113,290	31
Developers Diversified Realty Corp. REIT	72,015	3,310
Federal Realty Investment Trust REIT	767,345	45,273
Heritage Property Investment Trust REIT	145,935	5,111
Pan Pacific Retail Properties, Inc. REIT	46,580	3,092
Ramco-Gershenson Properties REIT	12,500	366
Regency Centers Corp. REIT	668,870	38,259
		102,226
Self Storage (5.5%)
Public Storage, Inc. REIT	603,845	38,193
Shurgard Storage Centers, Inc. REIT, Class A	672,142	30,892
		69,085
Specialty (0.8%)
Capital Automotive REIT	36,515	1,394
Correctional Properties Trust REIT	168,510	4,769
Spirit Finance Corp. REIT	287,400	3,377
		9,540
Total Common Stocks (Cost $760,133)		1,222,791
	Shares
Preferred Stocks (0.9%)
Lodging/Resorts (0.9%)
Wyndham International, Inc., Series II	(d)(i)54,784	3,823
Wyndham, Series B	(d)(i)102,351	7,143
		10,966
Residential Apartments (0.0%)
Atlantic Gulf Communities Corp., Series B	(a)(d)107,021	@–
Atlantic Gulf Communities Corp., Series B (Restricted)	(a)(d)(i)140,284	@–
Atlantic Gulf Communities Corp., Series B (Convertible)	(a)(d)75,765	@–
		@–
Total Preferred Stocks (Cost $8,294)		10,966

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

U.S. Real Estate Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Investment (0.8%)
Repurchase Agreement (0.8%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $9,935 (Cost $9,934)	$ (f)9,934	$9,934
Total Investments (99.6%) (Cost $778,361)		1,243,691
Other Assets in Excess of Liabilities (0.4%)		4,548
Net Assets (100%)		$1,248,239

(a)	Non-income producing security.
(d)	Security was valued at fair value – At June 30, 2005, the Portfolio held $12,434,000 of fair valued securities, representing 1.0% of net assets.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(i)

Restricted security not registered under the Securities Act of 1933. Beacon Capital Partners, Inc. was acquired 3/98 and has a current cost basis of $1,437,000. Wyndham, Series B Preferred was acquired 6/99 - 4/02 and has a current cost basis of $3,661,000. Wyndham International, Inc., Series II Preferred was acquired 9/02 and has a current cost basis of $2,015,000. Atlantic Gulf Communities Corp., Series B Preferred was acquired 6/97 and has a current cost basis of $790,000. Cabot Industrial Value Fund, Inc. was acquired 12/03 - 2/05 and has a current cost basis of $1,309,000. BRCP REIT LLC I was acquired 5/03 - 5/05 and has a current cost basis of $3,729,000. At June 30, 2005, these securities had an aggregate market value of $17,442,000, representing 1.4% of net assets.

@	Face Amount/Value is less than $500.
REIT	Real Estate Investment Trust

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*      Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

Value Equity Portfolio

		Value
	Shares	(000)
Common Stocks (95.8%)
Aerospace (2.1%)
Northrop Grumman Corp.	37,690	$2,082
Raytheon Co.	49,300	1,929
		4,011
Automobiles (1.2%)
Honda Motor Co., Ltd. ADR	88,718	2,183
Beverages: Soft Drinks (1.4%)
Coca Cola Co. (The)	63,850	2,666
Biotechnology Research & Production (0.9%)
Chiron Corp.	(a)50,650	1,767
Chemicals (3.7%)
Bayer AG ADR	142,620	4,746
Dow Chemical Co. (The)	42,530	1,894
Lanxess AG	(a)13,992	313
		6,953
Communications & Media (3.8%)
Time Warner, Inc.	(a)257,050	4,296
Walt Disney Co. (The)	112,520	2,833
		7,129
Communications Technology (1.6%)
Motorola, Inc.	158,350	2,892
Computer Services Software & Systems (1.3%)
Symantec Corp.	(a)109,390	2,378
Computer Technology (1.5%)
Hewlett-Packard Co.	115,770	2,722
Consumer Staples – Miscellaneous (1.0%)
Kimberly-Clark Corp.	29,880	1,870
Diversified Financial Services (2.9%)
Bank of America Corp.	60,350	2,753
PNC Financial Services Group, Inc.	21,440	1,168
State Street Corp.	31,430	1,516
		5,437
Drugs & Pharmaceuticals (12.1%)
Bristol-Myers Squibb Co.	194,190	4,851
Eli Lilly & Co.	48,000	2,674
GlaxoSmithKline plc ADR	34,300	1,664
Roche Holding AG ADR	68,410	4,331
Sanofi-Aventis ADR	53,980	2,213
Schering-Plough Corp.	207,680	3,958
Wyeth	64,660	2,877
		22,568
Electronics: Instruments Gauges & Meters (0.2%)
Applera Corp. - Applied Biosystems Group	22,950	451
Electronics: Semi-Conductors/Components (2.1%)
Intel Corp.	89,870	2,342
Micron Technology, Inc.	(a)160,330	1,637
		3,979
Energy – Miscellaneous (1.4%)
Valero Energy Corp.	33,430	2,645
Energy Equipment (2.1%)
Schlumberger Ltd.	50,930	3,868
Entertainment (1.0%)
Viacom, Inc., Class B	58,100	$1,860
Financial – Miscellaneous (2.7%)
Equifax, Inc.	26,740	955
Freddie Mac	52,750	3,441
MBNA Corp.	24,160	632
		5,028
Foods (3.8%)
Cadbury Schweppes plc ADR	47,280	1,812
Kraft Foods, Inc., Class A	41,720	1,327
Unilever N.V. (NY Shares)	60,460	3,920
		7,059
Health Care – Miscellaneous (1.2%)
Bausch & Lomb, Inc.	27,850	2,312
Hotel/Motel (0.5%)
Marriott International, Inc., Class A	14,900	1,017
Insurance: Life (1.9%)
Cigna Corp.	32,410	3,469
Insurance: Multi-Line (2.4%)
Aegon N.V. (NY Shares)	49,020	631
Hartford Financial Services Group, Inc.	20,450	1,529
Prudential Financial, Inc.	35,710	2,345
		4,505
Insurance: Property & Casualty (3.5%)
Chubb Corp.	41,490	3,552
St. Paul Travelers Cos., Inc. (The)	74,361	2,939
		6,491
Investment Management Companies (9.5%)
Citigroup, Inc.	97,500	4,508
Goldman Sachs Group, Inc.	7,840	800
J.P. Morgan Chase & Co.	147,317	5,203
Lehman Brothers Holdings, Inc.	34,290	3,404
Merrill Lynch & Co., Inc.	71,100	3,911
		17,826
Manufacturing (2.5%)
Ingersoll Rand Co., Ltd. Class A	19,730	1,408
Parker Hannifin Corp.	10,730	665
Siemens AG ADR	36,120	2,624
		4,697
Materials & Processing – Miscellaneous (1.3%)
Newmont Mining Corp.	60,260	2,352
Multi-Sector Companies (2.2%)
General Electric Co.	117,590	4,075
Oil: Integrated Domestic (7.2%)
BP plc ADR	58,560	3,653
ConocoPhillips	58,260	3,349
Exxon Mobil Corp.	46,160	2,653
Royal Dutch Petroleum Co. (NY Shares)	58,410	3,791
		13,446
Radio & TV Broadcasters (1.9%)
Clear Channel Communications, Inc.	116,630	3,607
Railroads (0.5%)
Norfolk Southern Corp.	30,150	933

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Value Equity Portfolio

		Value
	Shares	(000)
Retail (3.9%)
Kohl’s Corp.	(a)38,170	$2,134
McDonald’s Corp.	28,900	802
Target Corp.	23,500	1,279
Wal-Mart Stores, Inc.	64,800	3,123
		7,338
Securities Brokerage & Services (1.1%)
Charles Schwab Corp. (The)	184,670	2,083
Tobacco (1.0%)
Altria Group, Inc.	28,490	1,842
Utilities: Electrical (3.9%)
American Electric Power Co., Inc.	46,330	1,708
Entergy Corp.	27,080	2,046
Exelon Corp.	30,700	1,576
FirstEnergy Corp.	41,330	1,988
		7,318
Utilities: Telecommunications (4.5%)
France Telecom S.A. ADR	62,230	1,813
Nextel Communications, Inc., Class A	(a)60,670	1,960
Sprint Corp.	67,340	1,690
Verizon Communications, Inc.	82,550	2,852
		8,315
Total Common Stocks (Cost $162,885)		179,092
	Face
	Amount
	(000)
Short-Term Investment (4.1%)
Repurchase Agreement (4.1%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $7,693 (Cost $7,692)	$ (f)7,692	7,692
Total Investments (99.9%) (Cost $170,577)		186,784
Other Assets in Excess of Liabilities (0.1%)		121
Net Assets (100%)		$186,905

(a)	Non-income producing security.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

ADR	American Depositary Receipts

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*      Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face
	Amount	Value
	(000)	(000)
Debt Instruments (95.4%)
Argentina (3.3%)
Sovereign (3.3%)
Republic of Argentina
1.33%, 12/31/38	$ (n)1,689	$611
8.28%, 12/31/33	1,514	1,400
Republic of Argentina (Linked Variable Rate)
82.329%, 4/10/49	(b)1,210	357
		2,368
Brazil (16.0%)
Sovereign (16.0%)
Federative Republic of Brazil
4.25%, 4/15/24	(h)1,680	1,598
6.00%, 4/15/24	(h)400	388
8.875%, 10/14/19	2,560	2,720
8.875%, 4/15/24	425	443
10.50%, 7/14/14	1,230	1,458
11.00%, 8/17/40	210	253
14.50%, 10/15/09	1,820	2,375
Federative Republic of Brazil, PIK
8.00%, 4/15/14	2,127	2,179
		11,414
Bulgaria (1.5%)
Sovereign (1.5%)
Republic of Bulgaria
8.25%, 1/15/15	(e)843	1,063
Chile (1.7%)
Corporate (1.7%)
Empresa Nacional de Petroleo
6.75%, 11/15/12	(e)1,100	1,223
Colombia (1.6%)
Sovereign (1.6%)
Republic of Colombia
9.75%, 4/9/11	298	341
10.375%, 1/28/33	100	120
11.75%, 2/25/20	485	640
		1,101
Indonesia (3.1%)
Corporate (3.1%)
Pindo Deli Finance Mauritius
Tranche A, 4.19%, 4/28/15	362	290
Tranche B, 4.19%, 4/28/18	941	480
Tranche C, Zero Coupon, 4/28/27	1,897	379
Tjiwi Kimia Finance Mauritius Ltd.
Tranche A, 4.19%, 4/28/15	(e)314	264
Tranche B, 4.19%, 4/28/18	(e)808	517
Tranche C, Zero Coupon, 4/28/27	(e)998	239
		2,169
Ivory Coast (0.2%)
Sovereign (0.2%)
Ivory Coast
2.00%, 3/29/18	$ (b)580	$110
Malaysia (3.6%)
Sovereign (3.6%)
Government of Malaysia
7.50%, 7/15/11	400	467
8.75%, 6/1/09	1,800	2,089
		2,556
Mexico (20.3%)
Corporate (9.2%)
Pemex Project Funding Master Trust
4.71%, 6/15/10	(e)(h)1,080	1,117
8.625%, 12/1/23	(e)460	561
9.125%, 10/13/10	1,260	1,479
9.50%, 9/15/27	(e)2,210	2,894
Satelites Mexicanos S.A. de C.V.
10.125% (expired maturity)	(b)977	523
		6,574
Sovereign (11.1%)
United Mexican States
8.125%, 12/30/19	1,573	1,935
8.375%, 1/14/11	2,540	2,963
10.375%, 2/17/09	940	1,124
11.50%, 5/15/26	658	1,057
United Mexican States, MTN
8.30%, 8/15/31	630	786
		7,865
		14,439
Nigeria (1.0%)
Sovereign (1.0%)
Central Bank of Nigeria
6.25%, 11/15/20	(n)750	739
Panama (3.1%)
Sovereign (3.1%)
Republic of Panama
8.875%, 9/30/27	740	886
9.375%, 4/1/29	490	609
9.625%, 2/8/11	415	498
10.75%, 5/15/20	170	231
		2,224
Peru (2.3%)
Sovereign (2.3%)
Republic of Peru
8.375%, 5/3/16	510	575
9.875%, 2/6/15	840	1,044
		1,619

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

	Face
	Amount	Value
	(000)	(000)
Philippines (7.8%)
Sovereign (7.8%)
Republic of Philippines
8.875%, 3/17/15	$3,570	$3,740
9.50%, 2/2/30	1,120	1,146
10.625%, 3/16/25	570	640
		5,526
Qatar (0.8%)
Sovereign (0.8%)
State of Qatar (Registered)
9.75%, 6/15/30	350	545
Russia (17.2%)
Corporate (1.9%)
Gaz Capital for Gazprom
8.625%, 4/28/34	1,040	1,308
Sovereign (15.3%)
Aries Vermoegensverwaltungs GmbH (Registered)
9.60%, 10/25/14	1,500	1,952
Russian Federation
5.00%, 3/31/30	(e)(n)65	74
Russian Federation (Registered)
5.00%, 3/31/30	(n)1,013	1,140
8.25%, 3/31/10	1,030	1,128
11.00%, 7/24/18	1,686	2,527
12.75%, 6/24/28	2,250	4,078
		10,899
		12,207
Tunisia (0.3%)
Sovereign (0.3%)
Banque Centrale de Tunisie
7.375%, 4/25/12	210	243
Turkey (8.0%)
Sovereign (8.0%)
Citigroup Global Markets Holdings, Inc. (Turkish Lira Index Linked)
Zero Coupon, 2/23/06 - 9/28/06	2,127	2,857
Republic of Turkey
11.00%, 1/14/13	1,510	1,914
11.50%, 1/23/12	710	911
		5,682
Venezuela (3.6%)
Sovereign (3.6%)
Republic of Venezuela
8.50%, 10/8/14	440	458
9.375%, 1/13/34	690	724
10.75%, 9/19/13	1,190	1,396
		2,578
Total Debt Instruments (Cost $65,222)		67,806

	No. of	Value
	Warrants	(000)
Warrants (0.1%)
Nigeria (0.0%)
Central Bank of Nigeria, expiring 11/15/20	750	$20
Venezuela (0.1%)
Republic of Venezuela Oil-Linked Payment Obligation, expiring 4/15/20	2,700	63
Total Warrants (Cost $@–)		83

	Face
	Amount
	(000)
Short-Term Investment (3.0%)
Repurchase Agreement (3.0%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $2,140 (Cost $2,140)	$ (f)2,140	2,140
Total Investments (98.5%) (Cost $67,362)		70,029
Other Assets in Excess of Liabilities (1.5%)		1,096
Net Assets (100%)		$71,125

(b)	Issuer is in default.
(e)	144A security – certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security – interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2005.
(n)	Step Bond – coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2005. Maturity date disclosed is the ultimate maturity date.
@	Face Amount/Value is less than $500.
MTN	Medium-Term Note
PIK	Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Short:
U.S. 2 Year Treasury Note	74	$15,369	Sep-05	$11

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*      Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

Money Market Portfolio

	Face
	Amount	Value
	(000)	(000)
Commercial Paper (60.9%)
Asset Backed – Automotive (5.6%)
FCAR Owner Trust, 3.27%, 8/15/05	$10,000	$9,959
New Center Asset Trust, 3.33%, 8/22/05	15,000	14,928
		24,887
Asset Backed – Consumer (11.3%)
Old Line Funding Corp., 3.11%, 7/15/05	(e)18,000	17,978
Regency Markets No. 1 LLC, 3.31%, 7/20/05	(e)12,000	11,979
Thames Asset Global Securitization, 3.18%, 7/15/05	(e)20,000	19,975
		49,932
Asset Backed – Corporate (11.3%)
Amsterdam Funding Corp., 3.13%, 7/18/05	(e)18,000	17,973
Blue Ridge Asset Funding Corp., 3.05%, 7/06/05	(e)20,000	19,992
Eureka Securitization, Inc., 3.28%, 7/08/05	(e)12,000	11,992
		49,957
Asset Backed – Diversified (2.2%)
Jupiter Securitization Corp., 3.09%, 7/08/05	(e)10,000	9,994
Asset Backed – Mortgage (7.8%)
Mortgage Interest Networking Trust, 3.23%, 8/02/05	15,000	14,957
Sydney Capital Corp., 3.31%, 9/06/05	(e)20,000	19,878
		34,835
Asset Backed – Securities (12.3%)
Clipper Receivables Co. LLC, 3.07%, 7/06/05	17,000	16,993
Golden Fish LLC, 3.32%, 8/19/05	(e)20,000	19,910
Solitaire Funding LLC, 3.27%, 7/21/05	(e)18,000	17,968
		54,871
International Banks (10.4%)
CBA (Delaware) Finance, Inc., 3.18%, 8/09/05	10,000	9,966
Skandinaviska Enskilda Banken AB, 3.07%, 7/11/05	20,000	19,983
Svenska Handelsbanken AB, 3.13%, 7/20/05	16,100	16,073
		46,022
Total Commercial Paper (Cost $270,498)		270,498
Discount Notes (22.4%)
U.S. Government & Agency Securities (22.4%)
Federal Home Loan Bank, 3.21%, 8/26/05	25,000	24,876
Federal Home Loan Mortgage Corp., 3.07%, 7/26/05	25,000	24,947
Federal Home Loan Mortgage Corp., 3.27%, 9/06/05	30,000	29,818
Federal National Mortgage Association, 3.22%, 9/07/05	20,000	19,879
Total Discount Notes (Cost $99,520)		99,520
Repurchase Agreement (16.9%)
Bear Stearns & Co., 3.45%, dated 6/30/05, due 7/1/05, repurchase price $74,857; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Adjustable Rate Mortgage: 4.31%, due 1/1/35; Federal National Mortgage Association, Fixed Rate Mortgage: 4.80%, due 12/1/12; and Federal National Mortgage Association, Adjustable Rate Mortgages: 3.28% to 5.35%, due 3/1/17 to 7/1/34, valued at $76,348,784. (Cost $74,850)	$74,850	$74,850
Total Investments (100.2%) (Cost $444,868)		444,868
Liabilities in Excess of Other Assets (-0.2%)		(1,015)
Net Assets (100%)		$443,853

(e)	144A security – Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*                 Industries and/or security types which do not appear in the top 10 industries and/or security types and industries and/or security types which represent less than 3% of total investments, if applicable, are included in the category labeled ‘‘Other’’.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments

Municipal Money Market Portfolio

	Face
	Amount	Value
	(000)	(000)
Tax-Exempt Instruments (99.9%)
Fixed Rate Instruments (12.1%)
Commercial Paper (12.1%)
Burke County Development Authority, Georgia, Oglethorpe Power Corp., Ser. 1998 B (AMBAC), 2.72%, 7/27/05	$7,000	$7,000
Burke County Development Authority, Georgia, Oglethorpe Power Corp., Ser. 1998 B (AMBAC), 2.85%, 7/12/05	7,000	7,000
Massachusetts Health & Educational Facilities Authority, Harvard University, Ser. EE, 2.72%, 7/28/05	5,642	5,642
Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax, Ser. 2004 A, 2.35%, 7/12/05	5,000	5,000
New York City Municipal Water Finance Authority, New York, Ser. 5-B, 2.78%, 7/19/05	10,000	10,000
Ohio State University, General Receipts, Ser. 2004 F, 2.75%, 7/27/05	6,000	6,000
Texas Tech University System, Texas, Ser. A, 2.78%, 7/27/05	4,256	4,256
		44,898
Variable/Floating Rate Instruments (87.8%)
Daily Variable Rate Bonds (8.1%)
Atlanta, Georgia, Water & Wastewater, Ser. 2002 C (FSA), 2.25%, 11/1/41	10,700	10,700
Clarksville Public Building Authority, Tennessee, Pooled Financing, Ser. 2003, 2.28%, 1/1/33	35	35
East Baton Rouge Parish, Louisiana, Exxon Corp., Ser. 1993, 2.21%, 3/1/22	5,200	5,200
Hapeville Development Authority, Georgia, Hapeville Hotel Ltd., Ser. 1985, 1.80%, 11/1/15	3,000	3,000
Harris County Health Facilities Development Corp, Texas, Methodist Hospital System, Ser. 2005 B, 2.30%, 12/1/32	9,500	9,500
Massachusetts Health & Educational Facilities Authority, Partners HealthCare System, Inc., 2003, Ser. D-5, 2.28%, 7/1/17	1,785	1,785
		30,220
Weekly Variable Rate Bonds (79.7%)
American Public Energy Agency, Nebraska, National Public Gas Agency, 2003, Ser. A, 2.30%, 2/1/14	10,943	10,943
Bexar County Housing Finance Corp., Texas, Multi- Family P-Floats PT-2082, 2.31%, 1/20/10	1,000	1,000
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Metrolink Cross County Extension, Ser. 2002 A (FSA), 2.25%, 10/1/32	10,000	10,000
Broward County Health Facilities Authority, Florida, Henderson Mental Health Center, Ser. 2004, 2.34%, 7/1/29	5,100	5,100
Centerra Metropolitan District No.1, Colorado, Ser. 2004, 2.31%, 12/1/29	100	100
Central Washington University Housing System, Washington, Ser. 2002 ROCs II-R Ser. 2121 (FGIC), 2.32%, 5/1/21	4,185	4,185
Charlotte, North Carolina, Convention Facility, Ser. 2003 B COPs, 2.35%, 12/1/21	5,950	5,950
Chicago Board of Education, Illinois, Ser. 2004 D (FSA), 2.32%, 3/1/23	$7,030	$7,030
Clarksville Public Building Authority, Tennessee, Pooled Financing, Ser. 1994, 2.30%, 6/1/24	4,310	4,310
Colorado Health Facilities Authority, Catholic Health Initiatives, Ser. 2004 B-4, 2.25%, 3/1/23	11,175	11,175
Colorado Health Facilities Authority, NCMC, Inc., Ser. 2005 (FSA), 2.28%, 5/15/24	4,345	4,345
DeKalb County Housing Authority, Georgia, Multifamily Housing Post Brook, Ser. 1995, (FHA), 2.38%, 6/1/25	4,000	4,000
Denver Urban Renewal Authority, Colorado, Stapleton Senior Tax Increment, P-FLOATs, Ser. PT-999, 2.37%, 10/7/06	3,000	3,000
Dyer, Indiana, Regency Place of Dyer, TOBs (FHA), 2.46%, 8/1/12	2,590	2,590
Florida Department of Transportation, Turnpike, Ser. 2004 A ROCs II-R, Ser. 314, 2.32%, 7/1/30	7,165	7,165
Fulton County Development Authority, Georgia, Morehouse College, Ser. 1997, 2.29%, 8/1/17	3,010	3,010
Garland Health Facilities Development Corp, Texas, Chambrel Club Hill, Ser. 2002 (FHA) , 2.27%, 11/15/32	4,900	4,900
Hamilton County, Ohio, Twin Towers and Twin Lakes, Ser. 2003 A, 2.31%, 7/1/23	3,500	3,500
Hawaii Department of Budget and Finance, Queens Health System, 1998, Ser. A, 2.32%, 7/1/26	6,500	6,500
Houston, Texas, Combined Utility System, MERLOTs, 2004, Ser. C13 (MBIA), 2.32%, 5/15/25	2,990	2,990
Houston, Texas, Combined Utility System, MERLOTs, 2004, Ser. C17 (MBIA), 2.32%, 5/15/26	3,000	3,000
Illinois Development Finance Authority, Jewish Federation of Metropolitan Chicago, Ser. 1999 (AMBAC), 2.35%, 9/1/24	2,965	2,965
Illinois Finance Authority, Resurrection Health Care System, Ser. 2005 C, 2.55%, 5/15/35	10,000	10,000
Illinois Housing Development Authority, Village Center Development, Ser. 2004, 2.28%, 3/1/20	8,455	8,455
Indiana Health Facility Financing Authority, Community Health Network, Ser. 2005 C, 2.28%, 5/1/35	3,000	3,000
Indiana Transportation Finance Authority, Highway, MERLOTs, Ser. B-21 (FGIC), 2.32%, 12/1/22	2,095	2,095
Indiana Transportation Finance Authority, Highway, Ser. CDC 2004-5 (FGIC), 2.31%, 12/1/18	2,740	2,740
Jackson County Hospital Finance Authority, Michigan, W. A. Foote Memorial Hospital, Ser. 2005 A, 2.30%, 6/1/32	5,000	5,000
Jackson Health, Educational & Housing Facility Board, Tennessee, Union University, Ser. 2005, 2.29%, 7/1/19	6,000	6,000
JEA, Florida, Water & Sewer System, PUTTERS, Ser. 408 (FGIC), 2.32%, 10/1/11	2,705	2,705
Kent Hospital Finance Authority, Michigan, Metropolitan Hospital, Ser. 2005 B, 2.28%, 7/1/40	5,000	5,000

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Municipal Money Market Portfolio

	Face
	Amount	Value
	(000)	(000)
Variable/Floating Rate Instruments (cont’d)
Weekly Variable Rate Bonds (cont’d)
Massachusetts Development Finance Agency, The Institute of Contemporary Art, Ser. 2004 A, 2.29%, 7/1/34	$7,000	$7,000
Metropolitan Government of Nashville & Davidson County, Health & Educational Facilities Board, Tennessee, Vanderbilt University, Ser. 2005 A-2, 2.15%, 10/1/44	8,100	8,100
Miami-Dade County School Board, Florida, COPs Floater-TRs, Ser. 2004 L29 (MBIA), 2.43%, 8/1/27	6,285	6,285
Minneapolis, Minnesota, Fairview Health Services, Ser. 2005 A (AMBAC), 2.28%, 11/15/32	4,000	4,000
Minneapolis, Minnesota, Guthrie Theater on the River, Ser. 2003 A, 2.28%, 10/1/23	6,700	6,700
Mississippi Development Bank, MGAM Natural Gas Supply, Ser. 2005, 2.29%, 7/1/15	8,000	8,000
Mississippi Hospital Equipment & Facilites Authority, Baptist Memorial Health Care, Ser. 2004B1 P- FLOATs PA-1276, 2.32%, 9/1/24	6,025	6,025
Missouri Health & Educational Facilities Authority, Stowers Institute, Ser. 2002 (MBIA), 2.30%, 7/1/36	6,700	6,700
Municipal Securities Pooled Trust Receipts, Various States, Ser. 2004 SG P-18, 2.43%, 1/1/35	4,795	4,795
New York City Industrial Development Agency, New York, One Bryant Park LLC, Ser. 2004 A, 2.32%, 11/1/39	5,000	5,000
North Carolina Medical Care Commission, Mission- St. Joseph’s Health System, Ser. 2003, 2.35%, 10/1/18	6,980	6,980
Orange County Industrial Development Authority, Florida, Independent Blood & Tissue Services of Florida, Inc., Ser. 2002, 2.29%, 10/1/27	3,290	3,290
Orlando-Orange County Expressway Authority, Florida, Ser. 2005, Subser. A-1 (AMBAC), 2.23%, 7/1/40	8,000	8,000
Palm Beach County, Florida, Hospice of Palm Beach County, Inc., Ser. 2001, 2.29%, 10/1/31	4,600	4,600
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania, Temple University Health System, Ser. 2005 C, 2.25%, 7/1/28	5,500	5,500
Port St. Lucie, Florida, Utility System, Ser. 2005 (MBIA), 2.31%, 9/1/35	10,000	10,000
Raleigh, North Carolina, Downtown Improvement, Ser. 2005 B COPs, 2.27%, 2/1/34	7,000	7,000
Rhode Island Convention Center Authority, Refunding, 2001, Ser. A (MBIA), 2.25%, 5/15/27	960	960
Sayre Health Care Facilities Authority, Pennsylvania, VHA of Pennsylvania, Inc., Capital Asset Financing, Ser. 1985 B (AMBAC), 2.36%, 12/1/20	1,400	1,400
South Carolina Jobs Economic Development Authority, Burroughs & Chapin Business Park, Ser. 2002, 2.35%, 5/1/32	700	700
University of Texas, Permanent University Fund, PUTTERs, Ser. 411, 2.32%, 1/1/12	2,845	2,845
Virginia Public Building Authority, Ser. B ROCs II-R, Ser. 6027, 2.32%, 8/1/14	1,995	1,995
Will County, Illinois, University of St. Francis, Ser. 2005, 2.35%, 12/1/25	$3,500	$3,500
Williamsburg, Kentucky, Cumberland College, Ser. 2002, 2.28%, 9/1/32	9,345	9,345
Wilmot Union High School District, Wisconsin, P-FLOATs PT-2275 (FSA), 2.31%, 9/1/08	5,195	5,195
York County School District No 4, South Carolina, Fort Mill, Ser. 2004 F TOCs, 2.32%, 3/9/12	5,870	5,870
Yorkville United City Special Service Area 2004-106, Illinois, Special Tax, Ser. 2004, 2.31%, 3/1/34	3,000	3,000
		295,538
		325,758
Total Tax-Exempt Instruments (Cost $370,656)		370,656
Total Investments (99.9%) (Cost $370,656)		370,656
Other Assets in Excess of Liabilities (0.1%)		408
Net Assets (100%)		$371,064

AMBAC	Ambac Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FSA	Financial Security Assurance Inc.
MBIA	MBIA Insurance Corp.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Portfolio of Investments (cont’d)

Municipal Money Market Portfolio

SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE

(UNAUDITED)

		Percent
	Value	of Net
STATE	(000)	Assets
Florida	$47,145	12.7%
Illinois	44,950	12.1
Georgia	39,710	10.7
Texas	28,491	7.7
North Carolina	19,930	5.4
Colorado	18,620	5.0
Tennessee	18,445	5.0
New York	15,000	4.0
Massachusetts	14,427	3.9
Mississippi	14,025	3.8
Nebraska	10,943	2.9
Minnesota	10,700	2.9
Indiana	10,425	2.8
Michigan	10,000	2.7
Ohio	9,500	2.6
Kentucky	9,345	2.5
Pennsylvania	6,900	1.9
Missouri	6,700	1.8
South Carolina	6,570	1.8
Hawaii	6,500	1.7
Louisiana	5,200	1.4
Wisconsin	5,195	1.4
Delaware	4,795	1.3
Washington	4,185	1.1
Virginia	1,995	0.5
Rhode Island	960	0.3
	$370,656	99.9%

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by security type, as a percentage of total investments.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Statements of Assets and Liabilities

	Active International	Emerging		European	Global
	Allocation	Markets		Real Estate	Franchise
	Portfolio	Portfolio		Portfolio	Portfolio
	(000)	(000)		(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$564,423	$1,181,894		$122,969	$68,744
Investment in Security of Affiliated Issuer, at Cost:	–	3,415		–	–
Foreign Currency, at Cost:	2,399	5,985		961	666
Investments in Securities of Unaffiliated Issuers, at Value:(1)	617,768	1,413,314		134,176	85,520
Investment in Security of Affiliated Issuer, at Value:	–	9,007		–	–
Foreign Currency, at Value:	2,368	6,005		959	661
Cash	@–	–		@–	1
Due from Broker	8,723	–		–	–
Receivable for Portfolio Shares Sold	560	1,569		223	–
Receivable for Investments Sold	–	12,008		–	–
Unrealized Appreciation on Foreign Currency Exchange Contracts	1,081	2,478		–	921
Foreign Withholding Tax Reclaim Receivable	59	388		48	112
Dividends Receivable	785	4,420		373	204
Interest Receivable	5	196		1	@–
OtherAssets	8	19		1	1
Total Assets	631,357	1,449,404		135,781	87,420
Liabilities:
Collateral on Securities Loaned, at Value	73,633	58,729		–	–
Unrealized Depreciation on Foreign Currency Exchange Contracts	1,347	1		–	@–
Payable for Investments Purchased	–	9,626		5,064	2,331
Payable for Portfolio Shares Redeemed	685	10,239		3	–
Investment Advisory Fees Payable	800	3,955		215	130
Bank Overdraft Payable	–	15		–	–
Payable for Administration Fees	37	89		8	5
Payable for Custodian Fees	73	472		28	16
Directors’ Fees and Expenses Payable	13	56		1	@–
Distribution Fees – Class B	1	18		@–	1
Deferred Country Taxes	–	459		–	–
Other Liabilities	85	162		19	34
Total Liabilities	76,674	83,821		5,338	2,517
Net Assets	$554,683	$1,365,583		$130,443	$84,903
Net Assets Consist Of:
Paid-in Capital	$585,575	$1,215,744		$111,716	$64,519
Undistributed (Distributions in Excess of) Net Investment Income	10,228	8,285		1,312	1,295
Accumulated Net Realized Gain (Loss)	(94,629)	(97,543)		6,215	1,389
Unrealized Appreciation (Depreciation) on:
Investments	53,345	236,553	*	11,207	16,776
Foreign Currency Exchange Contracts and Translations	(319)	2,544		(7)	924
Futures Contracts	483	–		–	–
Net Assets	$554,683	$1,365,583		$130,443	$84,903
CLASS A:
Net Assets	$552,408	$1,279,492		$129,940	$80,738
Shares Outstanding $0.01 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	51,349,212	63,372,124		5,703,571	5,152,887
Net Asset Value, Offering and Redemption Price Per Share	$10.76	$20.19		$22.78	$15.67
CLASS B:
Net Assets	$2,275	$86,091		$503	$4,165
Shares Outstanding $0.01 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	208,450	4,315,885		22,022	268,182
Net Asset Value, Offering and Redemption Price Per Share	$10.91	$19.95		$22.84	$15.53

(1) Including:
Repurchase Agreements, at Value:	$48,938	$24,991	$6,733	$3,219
Securities on Loan, at Value:	70,065	55,270	–	–

@ Amount is less than $500.
* Net of $459 Deferred Country Tax.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Statements of Assets and Liabilities

	Global
	Value	International	International	International
	Equity	Equity	Magnum	Small Cap
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$106,494	$7,700,649	$95,378	$1,089,508
Foreign Currency, at Cost:	737	87,906	968	8,178
Investments in Securities of Unaffiliated Issuers, at Value:(1)	118,722	8,920,339	106,704	1,361,822
Foreign Currency, at Value:	726	87,938	950	8,116
Cash	8	@–	7	17
Due from Broker	–	–	553	–
Receivable for Portfolio Shares Sold	49	8,394	37	3,266
Receivable for Investments Sold	–	9,511	740	8,949
Unrealized Appreciation on Foreign Currency Exchange Contracts	–	3,307	215	56
Foreign Withholding Tax Reclaim Receivable	50	455	44	1,089
Dividends Receivable	252	15,881	147	1,071
Interest Receivable	@–	7	1	3
OtherAssets	2	124	1	19
Total Assets	119,809	9,045,956	109,399	1,384,408
Liabilities:
Collateral on Securities Loaned, at Value	10,706	970,572	13,503	–
Unrealized Depreciation on Foreign Currency Exchange Contracts	–	2,956	251	2
Payable for Investments Purchased	–	19,381	724	14,614
Payable for Portfolio Shares Redeemed	65	3,450	27	406
Investment Advisory Fees Payable	178	16,368	176	3,232
Payable for Administration Fees	7	536	6	90
Payable for Custodian Fees	19	723	23	194
Directors’ Fees and Expenses Payable	7	149	8	12
Distribution Fees – Class B	6	232	1	–
Other Liabilities	27	628	34	126
Total Liabilities	11,015	1,014,995	14,753	18,676
Net Assets	$108,794	$8,030,961	$94,646	$1,365,732
Net Assets Consist Of:
Paid-in Capital	$95,459	$6,420,086	$93,093	$957,231
Undistributed (Distributions in Excess of) Net Investment Income	1,126	109,737	1,434	10,743
Accumulated Net Realized Gain (Loss)	(7)	281,312	(11,279)	125,525
Unrealized Appreciation (Depreciation) on:
Investments	12,228	1,219,690	11,326	272,314
Foreign Currency Exchange Contracts and Translations	(12)	136	(53)	(81)
Futures Contracts	–	–	125	–
Net Assets	$108,794	$8,030,961	$94,646	$1,365,732
CLASS A:
Net Assets	$79,062	$6,905,476	$91,917	$1,365,732
Shares Outstanding $0.01 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	4,492,854	334,157,534	7,912,100	53,168,771
Net Asset Value, Offering and Redemption Price Per Share	$17.60	$20.67	$11.62	$25.69
CLASS B:
Net Assets	$29,732	$1,125,485	$2,729	$–
Shares Outstanding $0.01 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	1,707,736	54,887,145	235,798	–
Net Asset Value, Offering and Redemption Price Per Share	$17.41	$20.51	$11.57	$–

(1) Including:
Repurchase Agreements, at Value:	$2,873	$71,321	$7,091	$30,728
Securities on Loan, at Value:	10,317	922,355	12,819	–

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Statements of Assets and Liabilities

	Equity	Focus	Small Company	U.S. Real
	Growth	Equity	Growth	Estate
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$567,191	$50,416	$1,284,341	$778,361
Investments in Securities of Unaffiliated Issuers, at Value:(1)	616,954	55,659	1,519,770	1,243,691
Cash	1	@–	–	1,008
Receivable for Portfolio Shares Sold	622	121	1,813	1,304
Receivable for Investments Sold	13,137	913	18,886	5,736
Dividends Receivable	142	8	480	4,610
Interest Receivable	1	@–	8	1
OtherAssets	13	1	19	19
Total Assets	630,870	56,702	1,540,976	1,256,369
Liabilities:
Payable for Investments Purchased	9,182	393	37,496	4,484
Payable for Portfolio Shares Redeemed	385	–	5,735	1,097
Investment Advisory Fees Payable	790	105	3,122	2,246
Bank Overdraft Payable	–	–	17,257	–
Payable for Administration Fees	41	4	95	82
Payable for Custodian Fees	14	4	22	22
Directors’ Fees and Expenses Payable	37	6	6	14
Distribution Fees – Class B	12	2	158	33
Other Liabilities	132	25	175	152
Total Liabilities	10,593	539	64,066	8,130
Net Assets	$620,277	$56,163	$1,476,910	$1,248,239
Net Assets Consist Of:
Paid-in Capital	$667,134	$82,061	$1,210,389	$654,161
Undistributed (Distributions in Excess of) Net Investment Income	917	–	3,582	2,295
Accumulated Net Investment Loss	–	(38)	–	–
Accumulated Net Realized Gain (Loss)	(97,537)	(31,103)	27,510	126,453
Unrealized Appreciation (Depreciation) on:
Investments	49,763	5,243	235,429	465,330
Net Assets	$620,277	$56,163	$1,476,910	$1,248,239
CLASS A:
Net Assets	$563,226	$48,244	$693,399	$1,084,008
Shares Outstanding $0.01 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	33,315,179	3,783,296	52,673,818	43,292,763
Net Asset Value, Offering and Redemption Price Per Share	$16.91	$12.75	$13.16	$25.04
CLASS B:
Net Assets	$57,051	$7,919	$783,511	$164,231
Shares Outstanding $0.01 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	3,421,551	634,369	61,967,957	6,610,572
Net Asset Value, Offering and Redemption Price Per Share	$16.67	$12.48	$12.64	$24.84

(1) Including:
Repurchase Agreements, at Value:	$16,437	$328	$84,652	$9,934

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Statements of Assets and Liabilities

		Emerging		Municipal
		Markets	Money	Money
	Value Equity	Debt	Market	Market
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$170,577	$67,362	$444,868	$370,656
Foreign Currency, at Cost:	–	13	–	–
Investments in Securities of Unaffiliated Issuers, at Value:(1)	186,784	70,029	444,868	370,656
Foreign Currency, at Value:	–	14	–	–
Cash	1	–	43	59
Due from Broker	–	312	–	–
Receivable for Portfolio Shares Sold	104	1,174	–	–
Receivable for Investments Sold	563	1,116	–	–
Dividends Receivable	314	–	–	–
Interest Receivable	1	1,227	7	1,106
OtherAssets	3	1	13	9
Total Assets	187,770	73,873	444,931	371,830
Liabilities:
Payable for Investments Purchased	521	–	–	–
Payable for Portfolio Shares Redeemed	28	2,379	–	–
Dividends Declared	–	–	497	316
Investment Advisory Fees Payable	217	126	345	306
Bank Overdraft Payable	–	201	–	–
Payable for Administration Fees	12	5	18	16
Payable for Custodian Fees	13	7	9	4
Directors’ Fees and Expenses Payable	8	6	87	48
Distribution Fees – Class B	19	@–	–	–
Other Liabilities	47	24	122	76
Total Liabilities	865	2,748	1,078	766
Net Assets	$186,905	$71,125	$443,853	$371,064
Net Assets Consist Of:
Paid-in Capital	$170,569	$151,174	$443,823	$371,045
Undistributed (Distributions in Excess of) Net Investment Income	759	2,305	30	19
Accumulated Net Realized Gain (Loss)	(630)	(85,033)	–	–
Unrealized Appreciation (Depreciation) on:
Investments	16,207	2,667	–	–
Foreign Currency Translations	–	1	–	–
Futures Contracts	–	11	–	–
Net Assets	$186,905	$71,125	$443,853	$371,064
CLASS A:
Net Assets	$93,218	$70,662	$443,853	$371,064
Shares Outstanding $0.01 par value shares of beneficial interest (500,000,000 shares authorized for Value Equity Portfolio and Emerging Market Debt
Portfolio) (4,000,000,000 shares authorized for Money Market Portfolio and Municipal Money Market Portfolio) (not in 000’s)	8,691,372	18,284,577	443,999,464	371,045,494
Net Asset Value, Offering and Redemption Price Per Share	$10.73	$3.86	$1.00	$1.00
CLASS B:
Net Assets	$93,687	$463	$–	$–
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000’s)	8,744,327	117,351
Net Asset Value, Offering and Redemption Price Per Share	$10.71	$3.95	$–	$–

(1) Including:
Repurchase Agreements, at Value:	$7,692	$2,140	$74,850	$–

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Statements of Operations

For the Six Months Ended June 30, 2005

	Active		European		Global
	International	Emerging	Real	Global	Value
	Allocation	Markets	Estate	Franchise	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$9,671	$21,254	$2,239	$1,402	$1,661
Interest	1,219	1,107	90	44	75
Less: Foreign Taxes Withheld	(841)	(1,050)	(259)	(83)	(92)
Total Investment Income	10,049	21,311	2,070	1,363	1,644
Expenses:
Investment Advisory Fees (Note B)	1,847	7,936	371	279	345
Administration Fees (Note C)	227	526	37	28	41
Custodian Fees (Note E)	121	772	37	23	27
Directors’ Fees and Expenses	4	10	@–	@–	1
Professional Fees	38	88	14	19	16
Shareholder Reporting Fees	84	59	4	12	9
Distribution Fees – Class B (Note D)	3	104	1	5	38
Other Expenses	52	77	29	28	33
Total Expenses	2,376	9,572	493	394	510
Waiver of Investment Advisory Fees (Note B)	(100)	–	(28)	(39)	–
Expense Offset (Note E)	(1)	(1)	@–	@–	@–
Net Expenses	2,275	9,571	465	355	510
Net Investment Income (Loss)	7,774	11,740	1,605	1,008	1,134
Realized Gain (Loss):
Investments Sold	6,411	115,124 *	6,603	1,449	2,118
Foreign Currency Transactions	(5,071)	(490)	(80)	(923)	(22)
Futures Contracts	4,332	–	–	–	–
Net Realized Gain (Loss)	5,672	114,634	6,523	526	2,096
Change in Unrealized Appreciation (Depreciation):
Investments	(21,942)	(65,227)**	(4,556)	(1,021)	(4,458)
Foreign Currency Exchange Contracts and Translations	(1,611)	7,135	(14)	1,767	(25)
Futures Contracts	(628)	–	–	–	–
Net Change in Unrealized Appreciation (Depreciation)	(24,181)	(58,092)	(4,570)	746	(4,483)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(18,509)	56,542	1,953	1,272	(2,387)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,735)	$68,282	$3,558	$2,280	$(1,253)

@            Amount is less than $500.

*                 Net of Country Taxes of $(82).

**          Net of Decrease in Deferred Country Tax Accrual of $482.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Statements of Operations

For the Six Months Ended June 30, 2005

	International	International	International	Equity	Focus
	Equity	Magnum	Small Cap	Growth	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$165,469	$1,689	$22,069	$2,332	$160
Interest	6,014	116	711	185	12
Less: Foreign Taxes Withheld	(16,075)	(162)	(2,082)	(106)	(8)
Total Investment Income	155,408	1,643	20,698	2,411	164
Expenses:
Investment Advisory Fees (Note B)	32,780	369	6,355	1,677	211
Administration Fees (Note C)	3,279	37	535	268	23
Custodian Fees (Note E)	1,129	40	296	23	5
Directors’ Fees and Expenses	57	1	9	6	@–
Professional Fees	260	15	33	40	16
Shareholder Reporting Fees	381	21	97	118	5
Distribution Fees – Class B (Note D)	1,378	3	–	171	10
Other Expenses	284	30	63	85	27
Total Expenses	39,548	516	7,388	2,388	297
Waiver of Investment Advisory Fees (Note B)	–	(50)	–	–	(5)
Expense Offset (Note E)	@–	@–	@–	@–	@–
Net Expenses	39,548	466	7,388	2,388	292
Net Investment Income (Loss)	115,860	1,177	13,310	23	(128)
Realized Gain (Loss):
Investments Sold	299,255	2,910	103,742	20,561	1,558
Foreign Currency Transactions	(41,447)	(319)	(316)	–	–
Futures Contracts	–	358	–	–	–
Net Realized Gain (Loss)	257,808	2,949	103,426	20,561	1,558
Change in Unrealized Appreciation (Depreciation):
Investments	(502,354)	(5,868)	(87,983)	(27,344)	(823)
Foreign Currency Exchange Contracts and Translations	(1,542)	(199)	(253)	–	–
Futures Contracts	–	(5)	–	–	–
Net Change in Unrealized Appreciation (Depreciation)	(503,896)	(6,072)	(88,236)	(27,344)	(823)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(246,088)	(3,123)	15,190	(6,783)	735
Net Increase (Decrease) in Net Assets Resulting from Operations	$(130,228)	$(1,946)	$28,500	$(6,760)	$607

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Statements of Operations

For the Six Months Ended June 30, 2005

	Small			Emerging
	Company	U.S. Real	Value	Markets
	Growth	Estate	Equity	Debt
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$11,040	$12,602	$1,770	$–
Interest	709	233	127	3,154
Less: Foreign Taxes Withheld	–	(110)	@–	–
Total Investment Income	11,749	12,725	1,897	3,154
Expenses:
Investment Advisory Fees (Note B)	6,167	4,447	419	254
Administration Fees (Note C)	547	465	68	27
Custodian Fees (Note E)	39	33	19	12
Directors’ Fees and Expenses	9	8	1	1
Bank Overdraft Expense	–	–	–	7
Professional Fees	48	46	14	20
Shareholder Reporting Fees	213	142	31	3
Distribution Fees – Class B (Note D)	904	185	100	1
Other Expenses	108	72	39	24
Total Expenses	8,035	5,398	691	349
Waiver of Investment Advisory Fees (Note B)	–	–	–	(3)
Expense Offset (Note E)	(2)	(1)	@–	@–
Net Expenses	8,033	5,397	691	346
Net Investment Income (Loss)	3,716	7,328	1,206	2,808
Realized Gain (Loss):
Investments Sold	56,213	91,359	5,751	813
Futures Contracts	–	–	–	94
Net Realized Gain (Loss)	56,213	91,359	5,751	907
Change in Unrealized Appreciation (Depreciation):
Investments	13,478	(6,961)	(3,207)	184
Foreign Currency Exchange Contracts and Translations	–	–	–	(1)
Futures Contracts	–	–	–	(13)
Net Change in Unrealized Appreciation (Depreciation)	13,478	(6,961)	(3,207)	170
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	69,691	84,398	2,544	1,077
Net Increase (Decrease) in Net Assets Resulting from Operations	$73,407	$91,726	$3,750	$3,885

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Statements of Operations

For the Six Months Ended June 30, 2005

		Municipal
	Money	Money
	Market	Market
	Portfolio	Portfolio
	(000)	(000)
Investment Income:
Interest	$6,651	$4,924
Expenses:
Investment Advisory Fees (Note B)	732	670
Administration Fees (Note C)	122	112
Custodian Fees (Note E)	11	13
Directors’ Fees and Expenses	5	4
Professional Fees	20	14
Shareholder Reporting Fees	30	@–
Other Expenses	105	70
Total Expenses	1,025	883
Expense Offset (Note E)	@–	(3)
Net Expenses	1,025	880
Net Investment Income (Loss)	5,626	4,044
Realized Gain (Loss):
Investments Sold	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,626	$4,044

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Statements of Changes in Net Assets

	Active International Allocation Portfolio		Emerging Markets Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2005	December 31,	June 30, 2005	December 31,
	(unaudited)	2004	(unaudited)	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$7,774	$5,685	$11,740	$11,640
Net Realized Gain (Loss)	5,672	21,200	114,634	122,533
Net Change in Unrealized Appreciation (Depreciation)	(24,181)	51,085	(58,092)	107,426
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,735)	77,970	68,282	241,599
Distributions from and/or in Excess of:
Class A:
Net Investment Income	–	(10,301)	–	(9,513)
Class B:
Net Investment Income	–	(42)	–	(416)
Total Distributions	–	(10,343)	–	(9,929)
Capital Share Transactions:(1)
Class A:
Subscribed	122,899	219,838	176,659	563,202
Distributions Reinvested	–	9,070	–	8,957
Redeemed	(140,665)	(68,754)	(210,944)	(564,272)
Redemption Fees	2	–	162	104
Class B:
Subscribed	428	2,286	23,124	38,135
Distributions Reinvested	–	42	–	413
Redeemed	(720)	(5,807)	(12,268)	(20,076)
Redemption Fees	@–	49	15	21
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(18,056)	156,724	(23,252)	26,484
Total Increase (Decrease) in Net Assets	(28,791)	224,351	45,030	258,154
Net Assets:
Beginning of Period	583,474	359,123	1,320,553	1,062,399
End of Period	$554,683	$583,474	$1,365,583	$1,320,553
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$10,228	$2,454	$8,285	$(3,455)

(1) Capital Share Transactions:
Class A:
Shares Subscribed	11,345	22,277	9,011	34,353
Shares Issued on Distributions Reinvested	–	840	–	481
Shares Redeemed	(13,013)	(7,005)	(11,034)	(35,194)
Net Increase (Decrease) in Class A Shares Outstanding	(1,668)	16,112	(2,023)	(360)
Class B:
Shares Subscribed	38	226	1,181	2,292
Shares Issued on Distributions Reinvested	–	4	–	22
Shares Redeemed	(66)	(574)	(635)	(1,282)
Net Increase (Decrease) in Class B Shares Outstanding	(28)	(344)	546	1,032

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Statements of Changes in Net Assets

	European Real Estate Portfolio		Global Franchise Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2005	December 31,	June 30, 2005	December 31,
	(unaudited)	2004	(unaudited)	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,605	$689	$1,008	$1,235
Net Realized Gain (Loss)	6,523	3,827	526	7,045
Net Change in Unrealized Appreciation (Depreciation)	(4,570)	10,091	746	316
Net Increase (Decrease) in Net Assets Resulting from Operations	3,558	14,607	2,280	8,596
Distributions from and/or in Excess of:
Class A:
Net Investment Income	–	(821)	–	–
Net Realized Gain	–	–	–	(3,955)
Class B:
Net Investment Income	–	(11)	–	–
Net Realized Gain	–	–	–	(277)
Total Distributions	–	(832)	–	(4,232)
Capital Share Transactions:(1)
Class A:
Subscribed	98,805	15,851	21,157	7,145
Distributions Reinvested	–	821	–	3,953
Redeemed	(23,061)	(1,596)	(781)	(36,966)
Redemption Fees	35	1	@–	149
Class B:
Subscribed	200	100	301	1,671
Distributions Reinvested	–	@–	–	277
Redeemed	(541)	(604)	(218)	(871)
Redemption Fees	–	–	–	4
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	75,438	14,573	20,459	(24,638)
Total Increase (Decrease) in Net Assets	78,996	28,348	22,739	(20,274)
Net Assets:
Beginning of Period	51,447	23,099	62,164	82,438
End of Period	$130,443	$51,447	$84,903	$62,164
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$1,312	$(293)	$1,295	$287

(1) Capital Share Transactions:
Class A:
Shares Subscribed	4,448	888	1,354	479
Shares Issued on Distributions Reinvested	–	37	–	260
Shares Redeemed	(1,051)	(86)	(51)	(2,472)
Net Increase (Decrease) in Class A Shares Outstanding	3,397	839	1,303	(1,733)
Class B:
Shares Subscribed	9	6	20	115
Shares Issued on Distributions Reinvested	–	@–	–	18
Shares Redeemed	(25)	(29)	(14)	(59)
Net Increase (Decrease) in Class B Shares Outstanding	(16)	(23)	6	74

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Statements of Changes in Net Assets

	Global Value Equity Portfolio		International Equity Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2005	December 31,	June 30, 2005	December 31,
	(unaudited)	2004	(unaudited)	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,134	$1,094	$115,860	$102,520
Net Realized Gain (Loss)	2,096	5,938	257,808	668,910
Net Change in Unrealized Appreciation (Depreciation)	(4,483)	4,931	(503,896)	578,627
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,253)	11,963	(130,228)	1,350,057
Distributions from and/or in Excess of:
Class A:
Net Investment Income	–	(832)	–	(116,252)
Net Realized Gain	–	(184)	–	(474,947)
Class B:
Net Investment Income	–	(299)	–	(15,360)
Net Realized Gain	–	(83)	–	(71,363)
Total Distributions	–	(1,398)	–	(677,922)
Capital Share Transactions:(1)
Class A:
Subscribed	13,311	11,471	621,048	1,643,058
Distributions Reinvested	–	1,000	–	549,353
Redeemed	(1,918)	(6,705)	(804,912)	(1,245,518)
Redemption Fees	6	9	114	91
Class B:
Subscribed	2,074	5,089	266,393	414,909
Distributions Reinvested	–	382	–	86,576
Redeemed	(2,530)	(11,020)	(195,360)	(237,977)
Redemption Fees	1	6	22	18
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	10,944	232	(112,695)	1,210,510
Total Increase (Decrease) in Net Assets	9,691	10,797	(242,923)	1,882,645
Net Assets:
Beginning of Period	99,103	88,306	8,273,884	6,391,239
End of Period	$108,794	$99,103	$8,030,961	$8,273,884
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$1,126	$(8)	$109,737	$(6,123)

(1) Capital Share Transactions:
Class A:
Shares Subscribed	755	693	29,754	82,082
Shares Issued on Distributions Reinvested	–	56	–	26,129
Shares Redeemed	(109)	(409)	(38,669)	(61,971)
Net Increase (Decrease) in Class A Shares Outstanding	646	340	(8,915)	46,240
Class B:
Shares Subscribed	119	313	12,828	20,517
Shares Issued on Distributions Reinvested	–	22	–	4,164
Shares Redeemed	(145)	(688)	(9,411)	(11,898)
Net Increase (Decrease) in Class B Shares Outstanding	(26)	(353)	3,417	12,783

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Statements of Changes in Net Assets

	International Magnum Portfolio		International Small Cap Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2005	December 31,	June 30, 2005	December 31,
	(unaudited)	2004	(unaudited)	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,177	$1,041	$13,310	$11,376
Net Realized Gain (Loss)	2,949	8,521	103,426	110,235
Net Change in Unrealized Appreciation (Depreciation)	(6,072)	5,455	(88,236)	198,420
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,946)	15,017	28,500	320,031
Distributions from and/or in Excess of:
Class A:
Net Investment Income	–	(1,884)	–	(16,593)
Net Realized Gain	–	–	–	(89,822)
Class B:
Net Investment Income	–	(44)	–	–
Total Distributions	–	(1,928)	–	(106,415)
Capital Share Transactions:(1)
Class A:
Subscribed	12,607	14,773	142,022	290,544
Distributions Reinvested	–	1,707	–	97,500
Redeemed	(12,968)	(26,151)	(80,880)	(225,580)
Redemption Fees	@–	–	7	7
Class B:
Subscribed	715	1,464	–	–
Distributions Reinvested	–	44	–	–
Redeemed	(529)	(1,484)	–	–
Redemption Fees	@–	6	–	–
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(175)	(9,641)	61,149	162,471
Total Increase (Decrease) in Net Assets	(2,121)	3,448	89,649	376,087
Net Assets:
Beginning of Period	96,767	93,319	1,276,083	899,996
End of Period	$94,646	$96,767	$1,365,732	$1,276,083
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$1,434	$257	10,743	$(2,567)

(1) Capital Share Transactions:
Class A:
Shares Subscribed	1,075	1,391	5,534	12,655
Shares Issued on Distributions Reinvested	–	149	–	3,943
Shares Redeemed	(1,120)	(2,512)	(3,183)	(9,636)
Net Increase (Decrease) in Class A Shares Outstanding	(45)	(972)	2,351	6,962
Class B:
Shares Subscribed	61	140	–	–
Shares Issued on Distributions Reinvested	–	4	–	–
Shares Redeemed	(46)	(142)	–	–
Net Increase (Decrease) in Class B Shares Outstanding	15	2	–	–

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Statements of Changes in Net Assets

	Equity Growth Portfolio		Focus Equity Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2005	December 31,	June 30, 2005	December 31,
	(unaudited)	2004	(unaudited)	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$23	$4,225	$(128)	$212
Net Realized Gain (Loss)	20,561	77,504	1,558	2,863
Net Change in Unrealized Appreciation (Depreciation)	(27,344)	(18,972)	(823)	884
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,760)	62,757	607	3,959
Distributions from and/or in Excess of:
Class A:
Net Investment Income	–	(2,734)	–	(103)
Class B:
Net Investment Income	–	(480)	–	–
Total Distributions	–	(3,214)	–	(103)
Capital Share Transactions:(1)
Class A:
Subscribed	64,049	206,548	3,043	5,830
Distributions Reinvested	–	2,720	–	102
Redeemed	(55,782)	(289,148)	(8,120)	(17,889)
Class B:
Subscribed	19,175	45,500	2,433	2,104
Distributions Reinvested	–	477	–	–
Redeemed	(157,395)	(57,939)	(3,116)	(2,263)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(129,953)	(91,842)	(5,760)	(12,116)
Total Increase (Decrease) in Net Assets	(136,713)	(32,299)	(5,153)	(8,260)
Net Assets:
Beginning of Period	756,990	789,289	61,316	69,576
End of Period	$620,277	$756,990	$56,163	$61,316
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$917	$894	$–	$90
Accumulated Net Investment Loss Included in End of Period Net Assets	–	–	(38)	–

(1) Capital Share Transactions:
Class A:
Shares Subscribed	3,960	13,069	249	492
Shares Issued on Distributions Reinvested	–	162	–	8
Shares Redeemed	(3,462)	(17,875)	(657)	(1,516)
Net Increase (Decrease) in Class A Shares Outstanding	498	(4,644)	(408)	(1,016)
Class B:
Shares Subscribed	1,196	2,947	206	183
Shares Issued on Distributions Reinvested	–	29	–	–
Shares Redeemed	(9,943)	(3,644)	(266)	(195)
Net Increase (Decrease) in Class B Shares Outstanding	(8,747)	(668)	(60)	(12)

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Statements of Changes in Net Assets

	Small Company Growth Portfolio		U.S. Real Estate Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2005	December 31,	June 30, 2005	December 31,
	(unaudited)	2004	(unaudited)	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$3,716	$(9,251)	$7,328	$20,779
Net Realized Gain (Loss)	56,213	94,642	91,359	78,698
Net Change in Unrealized Appreciation (Depreciation)	13,478	111,273	(6,961)	245,206
Net Increase (Decrease) in Net Assets Resulting from Operations	73,407	196,664	91,726	344,683
Distributions from and/or in Excess of:
Class A:
Net Investment Income	–	–	(4,448)	(20,112)
Net Realized Gain	–	(19,248)	–	(39,780)
Class B:
Net Investment Income	–	–	(564)	(1,863)
Net Realized Gain	–	(21,671)	–	(5,186)
Total Distributions	–	(40,919)	(5,012)	(66,941)
Capital Share Transactions:(1)
Class A:
Subscribed	87,510	383,757	119,059	272,597
Distributions Reinvested	–	18,037	3,987	56,387
Redeemed	(80,249)	(121,266)	(211,813)	(380,361)
Class B:
Subscribed	118,987	291,972	43,931	80,932
Distributions Reinvested	–	21,670	564	7,046
Redeemed	(87,754)	(168,240)	(41,101)	(35,142)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	38,494	425,930	(85,373)	1,459
Total Increase (Decrease) in Net Assets	111,901	581,675	1,341	279,201
Net Assets:
Beginning of Period	1,365,009	783,334	1,246,898	967,697
End of Period	$1,476,910	$1,365,009	$1,248,239	$1,246,898
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$3,582	$–	$2,295	$(21)
Accumulated Net Investment Loss Included in End of Period Net Assets	–	(134)	–	–

(1) Capital Share Transactions:
Class A:
Shares Subscribed	7,067	33,511	5,337	13,971
Shares Issued on Distributions Reinvested	–	1,462	40	2,587
Shares Redeemed	(6,495)	(10,553)	(9,384)	(19,349)
Net Increase (Decrease) in Class A Shares Outstanding	572	24,420	(4,007)	(2,791)
Class B:
Shares Subscribed	9,978	26,411	1,968	4,029
Shares Issued on Distributions Reinvested	–	1,826	@–	322
Shares Redeemed	(7,385)	(15,258)	(1,833)	(1,817)
Net Increase (Decrease) in Class B Shares Outstanding	2,593	12,979	135	2,534

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Statements of Changes in Net Assets

	Value Equity Portfolio		Emerging Markets Debt Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2005	December 31,	June 30, 2005	December 31,
	(unaudited)	2004	(unaudited)	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,206	$2,119	$2,808	$4,871
Net Realized Gain (Loss)	5,751	17,231	907	675
Net Change in Unrealized Appreciation (Depreciation)	(3,207)	1,949	170	(76)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,750	21,299	3,885	5,470
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(256)	(1,367)	–	(5,246)
Class B:
Net Investment Income	(181)	(745)	–	(26)
Total Distributions	(437)	(2,112)	–	(5,272)
Capital Share Transactions:(1)
Class A:
Subscribed	7,630	19,852	8,130	47,055
Distributions Reinvested	252	1,350	–	3,506
Redeemed	(7,309)	(50,149)	(22,437)	(24,285)
Redemption Fees	–	–	1	2
Class B:
Subscribed	23,342	25,523	–	–
Distributions Reinvested	179	739	–	26
Redeemed	(6,629)	(31,552)	–	(32)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	17,465	(34,237)	(14,306)	26,272
Total Increase (Decrease) in Net Assets	20,778	(15,050)	(10,421)	26,470
Net Assets:
Beginning of Period	166,127	181,177	81,546	55,076
End of Period	$186,905	$166,127	$71,125	$81,546
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$759	$(10)	$2,305	$(503)

(1) Capital Share Transactions:
Class A:
Shares Subscribed	726	2,070	2,184	12,890
Shares Issued on Distributions Reinvested	24	138	–	964
Shares Redeemed	(704)	(5,277)	(6,175)	(7,065)
Net Increase (Decrease) in Class A Shares Outstanding	46	(3,069)	(3,991)	6,789
Class B:
Shares Subscribed	2,209	2,668	–	–
Shares Issued on Distributions Reinvested	17	75	–	7
Shares Redeemed	(633)	(3,349)	–	(9)
Net Increase (Decrease) in Class B Shares Outstanding	1,593	(606)	–	(2)

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Statements of Changes in Net Assets

	Money Market Portfolio		Municipal Money Market Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2005	December 31,	June 30, 2005	December 31,
	(unaudited)	2004	(unaudited)	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$5,626	$5,770	$4,044	$3,503
Net Realized Gain (Loss)	–	@–	–	@–
Net Increase (Decrease) in Net Assets Resulting from Operations	5,626	5,770	4,044	3,503
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(5,626)	(5,834)	(4,044)	(3,503)
Capital Share Transactions:(1)
Class A:
Subscribed	1,145,825	2,279,953	1,203,466	2,140,786
Distributions Reinvested	5,531	5,179	4,022	3,086
Redeemed	(1,254,369)	(2,533,601)	(1,285,742)	(2,206,105)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(103,013)	(248,469)	(78,254)	(62,233)
Total Increase (Decrease) in Net Assets	(103,013)	(248,533)	(78,254)	(62,233)
Net Assets:
Beginning of Period	546,866	795,399	449,318	511,551
End of Period	$443,853	$546,866	$371,064	$449,318
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$30	$30	$19	$19

(1) Capital Share Transactions:
Class A:
Shares Subscribed	1,145,825	2,279,952	1,203,466	2,140,786
Shares Issued on Distributions Reinvested	5,531	5,179	4,022	3,086
Shares Redeemed	(1,254,369)	(2,533,600)	(1,285,742)	(2,206,105)
Net Increase (Decrease) in Class A Shares Outstanding	(103,013)	(248,469)	(78,254)	(62,233)

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Active International Allocation Portfolio

	Class A
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.96		$9.58	$7.30	$8.65	$10.68	$14.26
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.15	†	0.13 †	0.13 †	0.13 †	0.12	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0.35)		1.46	2.32	(1.26)	(2.01)	(2.32)
Total from Investment Operations	(0.20)		1.59	2.45	(1.13)	(1.89)	(2.13)
Distributions from and/or in Excess of:
Net Investment Income	–		(0.21)	(0.17)	(0.22)	(0.14)	(0.01)
Net Realized Gain	–		–	–	–	(0.00)‡	(1.44)
Total Distributions	–		(0.21)	(0.17)	(0.22)	(0.14)	(1.45)
Redemption Fees	0.00	‡	–	–	–	–	–
Net Asset Value, End of Period	$10.76		$10.96	$9.58	$7.30	$8.65	$10.68
Total Return	(1.82	)%#	16.64%	33.65%	(13.11)%	(17.63)%	(14.97)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$552,408		$580,851	$353,488	$249,742	$388,225	$509,309
Ratio of Expenses to Average Net Assets (1)	0.80	%*	0.80%	0.80%	0.80%	0.81%	0.82%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A		0.80%	0.80%	N/A	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.74	%*	1.28%	1.66%	1.57%	1.25%	1.55%
Portfolio Turnover Rate	13	%#	24%	55%	42%	36%	80%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.80	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	0.84	%*	0.91%	0.96%	0.93%	0.89%	0.93%
Net Investment Income (Loss) to Average Net Assets	2.70	%*	1.18%	1.50%	1.44%	1.17%	1.45%

†                            Per share amount is based on average shares outstanding.

‡                            Amount is less than $0.005 per share.

#                           Not annualized

*                           Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Active International Allocation Portfolio

	Class B
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.13		$9.72	$7.41	$8.77	$10.80	$14.41
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.14	†	0.10†	0.12†	0.11†	0.13	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.36)		1.35	2.33	(1.27)	(2.06)	(2.43)
Total from Investment Operations	(0.22)		1.45	2.45	(1.16)	(1.93)	(2.16)
Distributions from and/or in Excess of:
Net Investment Income	–		(0.17)	(0.14)	(0.20)	(0.10)	(0.01)
Net Realized Gain	–		–	–	–	(0.00)‡	(1.44)
Total Distributions	–		(0.17)	(0.14)	(0.20)	(0.10)	(1.45)
Redemption Fees	0.00	‡	0.13	–	–	–	–
Net Asset Value, End of Period	$10.91		$11.13	$9.72	$7.41	$8.77	$10.80
Total Return	(1.98	)%#	16.29%	33.13%	(13.29)%	(17.81)%	(15.02)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,275		$2,623	$5,635	$8,418	$10,362	$19,814
Ratio of Expenses to Average Net Assets (1)	1.05	%*	1.05%	1.05%	1.05%	1.06%	1.07%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A		1.05%	1.05%	N/A	1.05%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.55	%*	1.03%	1.41%	1.32%	1.05%	1.42%
Portfolio Turnover Rate	13	%#	24%	55%	42%	36%	80%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.05	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	1.09	%*	1.16%	1.21%	1.18%	1.14%	1.18%
Net Investment Income (Loss) to Average Net Assets	2.51	%*	0.92%	1.25%	1.19%	0.97%	1.31%

†                            Per share amount is based on average shares outstanding.

‡                            Amount is less than $0.005 per share.

#                           Not annualized

*                           Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Emerging Markets Portfolio

	Class A
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$19.10		$15.52	$10.13	$10.81	$11.31	$19.27
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.17	†	0.19 †	0.14 †	0.04 †	0.05	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.92		3.54	5.44	(0.71)	(0.55)	(7.28)
Total from Investment Operations	1.09		3.73	5.58	(0.67)	(0.50)	(7.38)
Distributions from and/or in Excess of:
Net Investment Income	–		(0.15)	(0.18)	(0.01)	–	–
Net Realized Gain	–		–	–	–	–	(0.58)
Return of Capital	–		–	(0.01)	–	–	–
Total Distributions	–		(0.15)	(0.19)	(0.01)	–	(0.58)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	–	–	–
Net Asset Value, End of Period	$20.19		$19.10	$15.52	$10.13	$10.81	$11.31
Total Return	5.65	%#	24.09%	55.08%	(6.24)%	(4.42)%	(38.43)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,279,492		$1,249,299	$1,020,353	$657,203	$748,058	$917,091
Ratio of Expenses to Average Net Assets(1)	1.44	%*	1.52%^^	1.64%	1.65%	1.65%	1.63%
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Bank Overdraft Expense	N/A		1.52%	1.61%	1.58%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.80	%*	1.09%	1.15%	0.35%	0.47%	(0.63)%
Portfolio Turnover Rate	33	%#	73%	92%	91%	93%	92%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.44	%*	N/A	N/A	N/A	N/A	N/A

†         Per share amount is based on average shares outstanding.

‡         Amount is less than $0.005 per share.

^^       Effective November 1, 2004, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares. Prior to November 1, 2004, the maximum ratio was 1.75% for Class A shares.

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Emerging Markets Portfolio

	Class B
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$18.90		$15.36	$10.06	$10.73	$11.26	$19.24
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.15	†	0.15 †	0.11 †	0.01 †	0.03	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	0.90		3.49	5.35	(0.68)	(0.56)	(7.29)
Total from Investment Operations	1.05		3.64	5.46	(0.67)	(0.53)	(7.40)
Distributions from and/or in Excess of:
Net Investment Income	–		(0.11)	(0.15)	–	–	–
Net Realized Gain	–		–	–	–	–	(0.58)
Return of Capital	–		–	(0.01)	–	–	–
Total Distributions	–		(0.11)	(0.16)	–	–	(0.58)
Redemption Fees	0.00	‡	0.01	–	–	–	–
Net Asset Value, End of Period	$19.95		$18.90	$15.36	$10.06	$10.73	$11.26
Total Return	5.50	%#	23.84%	54.31%	(6.24)%	(4.71)%	(38.60)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$86,091		$71,254	$42,046	$13,208	$14,456	$13,949
Ratio of Expenses to Average Net Assets(1)	1.69	%*	1.77%^^	1.89%	1.90%	1.90%	1.88%
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Bank Overdraft Expense	N/A		1.77%	1.86%	1.83%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.57	%*	0.89%	0.90%	0.10%	0.22%	(0.82)%
Portfolio Turnover Rate	33	%#	73%	92%	91%	93%	92%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.69	%*	N/A	N/A	N/A	N/A	N/A

†         Per share amount is based on average shares outstanding.

‡         Amount is less than $0.005 per share.

^^       Effective November 1, 2004, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class B shares. Prior to November 1, 2004, the maximum ratio was 2.00% for Class B shares.

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

European Real Estate Portfolio

	Class A
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$21.95		$15.13	$10.93	$9.30	$10.38	$9.16
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.38	†	0.36 †	0.27 †	0.37 †	0.27	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.44		6.82	4.35	1.90	(1.09)	1.30
Total from Investment Operations	0.82		7.18	4.62	2.27	(0.82)	1.37
Distributions from and/or in Excess of:
Net Investment Income	–		(0.36)	(0.42)	(0.64)	(0.26)	(0.15)
Redemption Fees	0.01		0.00 ‡	–	–	–	–
Net Asset Value, End of Period	$22.78		$21.95	$15.13	$10.93	$9.30	$10.38
Total Return	3.83	%#	47.49%	42.41%	24.52%	(7.85)%	14.91%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$129,940		$50,620	$22,184	$19,215	$13,826	$7,766
Ratio of Expenses to Average Net Assets (1)	1.00	%*	1.00%	1.00%	1.00%	1.01%	1.03%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A		1.00%	1.00%	N/A	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	3.46	%*	2.05%	2.23%	3.37%	2.30%	1.55%
Portfolio Turnover Rate	25	%#	42%	47%	79%	46%	74%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.00	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	1.06	%*	1.38%	1.49%	1.56%	1.53%	1.90%
Net Investment Income (Loss) to Average Net Assets	3.40	%*	1.67%	1.74%	2.81%	1.74%	0.69%

	Class B
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$22.04		$15.17	$10.96	$9.33	$10.41	$9.19
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.28	†	0.35 †	0.28 †	0.27 †	0.08	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.52		6.81	4.32	1.97	(0.93)	1.16
Total from Investment Operations	0.80		7.16	4.60	2.24	(0.85)	1.34
Distributions from and/or in Excess of:
Net Investment Income	–		(0.29)	(0.39)	(0.61)	(0.23)	(0.12)
Net Asset Value, End of Period	$22.84		$22.04	$15.17	$10.96	$9.33	$10.41
Total Return	3.68	%#	47.15%	42.06%	24.11%	(8.08)%	14.55%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$503		$827	$915	$953	$1,687	$1,449
Ratio of Expenses to Average Net Assets (2)	1.25	%*	1.25%	1.25%	1.25%	1.26%	1.28%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft
Expense	N/A		1.25%	1.25%	N/A	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	2.53	%*	2.03%	1.98%	3.12%	1.53%	1.50%
Portfolio Turnover Rate	25	%#	42%	47%	79%	46%	74%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.25	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	1.31	%*	1.66%	1.74%	1.81%	1.78%	2.15%
Net Investment Income (Loss) to Average Net Assets	2.45	%*	1.62%	1.49%	2.56%	0.96%	0.61%

†         Per share amount is based on average shares outstanding.

‡         Amount is less than $0.005 per share.

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Global Franchise Portfolio

	Class A
	Six Months Ended					Period from
	June 30, 2005		Year Ended December 31,			November 28, 2001^
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	to December 31, 2001
Net Asset Value, Beginning of Period	$15.12		$14.29	$11.29	$10.48	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.22	†	0.27 †	0.23 †	0.17 †	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.33		1.66	2.91	0.68	0.47
Total from Investment Operations	0.55		1.93	3.14	0.85	0.48
Distributions from and/or in Excess of:
Net Investment Income	–		–	(0.03)	–	–
Net Realized Gain	–		(1.13)	(0.11)	(0.04)	–
Total Distributions	–		(1.13)	(0.14)	(0.04)	–
Redemption Fees	0.00	‡	0.03	0.00 ‡	–	–
Net Asset Value, End of Period	$15.67		$15.12	$14.29	$11.29	$10.48
Total Return	3.64	%#	13.77%	27.92%	8.10%	4.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$80,738		$58,223	$79,756	$48,644	$10,595
Ratio of Expenses to Average Net Assets (1)	1.00	%*	1.00%	1.00%	1.00%	1.00	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.91	%*	1.82%	1.91%	1.41%	1.30	%*
Portfolio Turnover Rate	4	%#	21%	32%	62%	N/A

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.00	%*	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	1.11	%*	1.16%	1.23%	1.28%	16.47	%*
Net Investment Income (Loss) to Average Net Assets	2.80	%*	1.66%	1.68%	1.13%	(14.17	)%*

†         Per share amount is based on average shares outstanding.

‡         Amount is less than $0.005 per share.

^         Commencement of Operations

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Global Franchise Portfolio

	Class B
	Six Months Ended					Period from
	June 30, 2005		Year Ended December 31,			November 28, 2001^
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	to December 31, 2001
Net Asset Value, Beginning of Period	$15.01		$14.22	$11.24	$10.46	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.20	†	0.22 †	0.22 †	0.11 †	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	0.32		1.69	2.88	0.71	0.55
Total from Investment Operations	0.52		1.91	3.10	0.82	0.46
Distributions from and/or in Excess of:
Net Investment Income	–		–	(0.01)	–	–
Net Realized Gain	–		(1.13)	(0.11)	(0.04)	–
Total Distributions	–		(1.13)	(0.12)	(0.04)	–
Redemption Fees	–		0.01	–	–	–
Net Asset Value, End of Period	$15.53		$15.01	$14.22	$11.24	$10.46
Total Return	3.46	%#	13.56%	27.62%	7.82%	4.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,165		$3,941	$2,682	$1,427	$415
Ratio of Expenses to Average Net Assets (1)	1.25	%*	1.25%	1.25%	1.25%	1.25	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.65	%*	1.47%	1.66%	1.16%	(13.29	)%*
Portfolio Turnover Rate	4	%#	21%	32%	62%	N/A

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.25	%*	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	1.36	%*	1.41%	1.48%	1.53%	16.72	%*
Net Investment Income (Loss) to Average Net Assets	2.54	%*	1.31%	1.43%	0.88%	(21.62	)%*

†         Per share amount is based on average shares outstanding.

^         Commencement of Operations

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Global Value Equity Portfolio

	Class A
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$17.81		$15.84	$12.46	$15.45	$17.05	$18.32
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.20	†	0.22 †	0.19 †	0.15 †	0.13	0.26
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)		2.02	3.42	(2.82)	(1.56)	1.75
Total from Investment Operations	(0.21)		2.24	3.61	(2.67)	(1.43)	2.01
Distributions from and/or in Excess of:
Net Investment Income	–		(0.22)	(0.16)	(0.20)	(0.17)	(0.62)
Net Realized Gain	–		(0.05)	(0.08)	(0.12)	–	(2.66)
Total Distributions	–		(0.27)	(0.24)	(0.32)	(0.17)	(3.28)
Redemption Fees	0.00	‡	0.00 ‡	0.01	–	–	–
Net Asset Value, End of Period	$17.60		$17.81	$15.84	$12.46	$15.45	$17.05
Total Return	(1.18	)%#	14.13%	29.21%	(17.34)%	(8.36)%	11.75%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$79,062		$68,505	$55,545	$34,297	$34,079	$40,418
Ratio of Expenses to Average Net Assets (1)	0.92	%*	1.00%	1.00%	1.00%	1.01%	1.01%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft
Expense	N/A		1.00%	1.00%	N/A	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.28	%*	1.31%	1.44%	1.08%	0.79%	1.16%
Portfolio Turnover Rate	12	%#	30%	53%	42%	51%	48%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.92	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		1.07%	1.20%	1.12%	1.16%	1.17%
Net Investment Income (Loss) to Average Net Assets	N/A		1.24%	1.24%	0.96%	0.64%	1.00%

†         Per share amount is based on average shares outstanding.

‡         Amount is less than $0.005 per share.

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Global Value Equity Portfolio

	Class B
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$17.64		$15.70	$12.35	$15.33	$16.92	$18.20
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.17	†	0.17 †	0.16 †	0.12 †	0.13	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.40)		2.00	3.40	(2.82)	(1.58)	1.68
Total from Investment Operations	(0.23)		2.17	3.56	(2.70)	(1.45)	1.95
Distributions from and/or in Excess of:
Net Investment Income	–		(0.18)	(0.13)	(0.16)	(0.14)	(0.57)
Net Realized Gain	–		(0.05)	(0.08)	(0.12)	–	(2.66)
Total Distributions	–		(0.23)	(0.21)	(0.28)	(0.14)	(3.23)
Redemption Fees	0.00	‡	0.00 ‡	–	–	–	–
Net Asset Value, End of Period	$17.41		$17.64	$15.70	$12.35	$15.33	$16.92
Total Return	(1.30	)%#	13.78%	28.95%	(17.63)%	(8.58)%	11.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$29,732		$30,598	$32,761	$26,866	$30,089	$30,196
Ratio of Expenses to Average Net Assets (1)	1.17	%*	1.25%	1.25%	1.25%	1.26%	1.26%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft
Expense	N/A		1.25%	1.25%	N/A	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.00	%*	1.07%	1.19%	0.83%	0.78%	1.14%
Portfolio Turnover Rate	12	%#	30%	53%	42%	51%	48%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.17	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		1.32%	1.45%	1.37%	1.41%	1.42%
Net Investment Income (Loss) to Average Net Assets	N/A		0.99%	0.99%	0.71%	0.64%	0.97%

†         Per share amount is based on average shares outstanding.

‡         Amount is less than $0.005 per share.

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

International Equity Portfolio

	Class A
	Six Months Ended
Selected Per Share Data and Ratios	June 30, 2005		Year Ended December 31,
	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$20.99		$19.06	$14.60	$15.59	$17.88	$19.62
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.30	†	0.30 †	0.24 †	0.19 †	0.25	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)		3.50	4.54	(0.82)	(2.00)	1.44
Total from Investment Operations	(0.32)		3.80	4.78	(0.63)	(1.75)	1.69
Distributions from and/or in Excess of:
Net Investment Income	–		(0.37)	(0.32)	(0.33)	(0.34)	(0.04)
Net Realized Gain	–		(1.50)	–	(0.03)	(0.20)	(3.39)
Total Distributions	–		(1.87)	(0.32)	(0.36)	(0.54)	(3.43)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	–	–	–
Net Asset Value, End of Period	$20.67		$20.99	$19.06	$14.60	$15.59	$17.88
Total Return	(1.52	)%#	19.96%	32.82%	(4.02)%	(9.74)%	9.29%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,905,476		$7,200,606	$5,657,941	$3,953,655	$4,004,817	$4,810,852
Ratio of Expenses to Average Net Assets (1)	0.93	%*	0.98%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.86	%*	1.48%	1.48%	1.24%	1.35%	1.45%
Portfolio Turnover Rate	16	%#	41%	45%	51%	63%	53%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.93	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		N/A	1.02%	1.00%	1.01%	1.00%
Net Investment Income (Loss) to Average Net Assets	N/A		N/A	1.46%	1.24%	1.34%	1.45%

†         Per share amount is based on average shares outstanding.

‡         Amount is less than $0.005 per share.

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

International Equity Portfolio

	Class B
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$20.85		$18.96	$14.53	$15.53	$17.81	$19.58
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.27	†	0.24 †	0.18 †	0.12 †	0.07	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(0.61)		3.47	4.54	(0.78)	(1.83)	1.39
Total from Investment Operations	(0.34)		3.71	4.72	(0.66)	(1.76)	1.62
Distributions from and/or in Excess of:
Net Investment Income	–		(0.32)	(0.29)	(0.31)	(0.32)	–
Net Realized Gain	–		(1.50)	–	(0.03)	(0.20)	(3.39)
Total Distributions	–		(1.82)	(0.29)	(0.34)	(0.52)	(3.39)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	–	–	–
Net Asset Value, End of Period	$20.51		$20.85	$18.96	$14.53	$15.53	$17.81
Total Return	(1.63	)%#	19.67%	32.46%	(4.25)%	(9.83)%	8.94%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,125,485		$1,073,278	$733,298	$439,422	$165,439	$59,945
Ratio of Expenses to Average Net Assets (1)	1.18	%*	1.23%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.64	%*	1.21%	1.23%	0.99%	0.73%	1.44%
Portfolio Turnover Rate	16	%#	41%	45%	51%	63%	53%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.18	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		N/A	1.27%	1.25%	1.26%	1.25%
Net Investment Income (Loss) to Average Net Assets	N/A		N/A	1.21%	0.99%	0.72%	1.44%

†         Per share amount is based on average shares outstanding.

‡         Amount is less than $0.005 per share.

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

International Magnum Portfolio

	Class A
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.83		$10.20	$8.04	$9.34	$11.56	$13.62
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.15	†	0.13 †	0.11 †	0.07 †	0.11	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(0.36)		1.74	2.22	(1.31)	(2.27)	(1.52)
Total from Investment Operations	(0.21)		1.87	2.33	(1.24)	(2.16)	(1.41)
Distributions from and/or in Excess of:
Net Investment Income	–		(0.24)	(0.17)	(0.06)	(0.06)	(0.16)
Net Realized Gain	–		–	–	–	–	(0.49)
Total Distributions	–		(0.24)	(0.17)	(0.06)	(0.06)	(0.65)
Redemption Fees	0.00	‡	–	–	–	–	–
Net Asset Value, End of Period	$11.62		$11.83	$10.20	$8.04	$9.34	$11.56
Total Return	(1.78	)%#	18.45%	29.07%	(13.36)%	(18.71)%	(10.50)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$91,917		$94,162	$91,087	$68,275	$120,753	$183,566
Ratio of Expenses to Average Net Assets (1)	1.00	%*	1.00%	1.00%	1.01%	1.01%	1.01%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft
Expense	N/A		1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.56	%*	1.20%	1.25%	0.81%	1.00%	0.84%
Portfolio Turnover Rate	14	%#	49%	53%	59%	44%	56%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.00	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	1.11	%*	1.23%	1.29%	1.30%	1.14%	1.10%
Net Investment Income (Loss) to Average Net Assets	2.45	%*	0.96%	0.96%	0.52%	0.87%	0.75%

†         Per share amount is based on average shares outstanding.

‡         Amount is less than $0.005 per share.

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

International Magnum Portfolio

	Class B
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.80		$10.18	$8.04	$9.32	$11.52	$13.58
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.14	†	0.11 †	0.10 †	0.06 †	0.01	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(0.37)		1.70	2.18	(1.31)	(2.18)	(1.54)
Total from Investment Operations	(0.23)		1.81	2.28	(1.25)	(2.17)	(1.46)
Distributions from and/or in Excess of:
Net Investment Income	–		(0.22)	(0.14)	(0.03)	(0.03)	(0.12)
Net Realized Gain	–		–	–	–	–	(0.48)
Total Distributions	–		(0.22)	(0.14)	(0.03)	(0.03)	(0.60)
Redemption Fees	0.00	‡	0.03	0.00 ‡	–	–	–
Net Asset Value, End of Period	$11.57		$11.80	$10.18	$8.04	$9.32	$11.52
Total Return	(1.95	)%#	18.15%	28.49%	(13.49)%	(18.87)%	(10.81)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,729		$2,605	$2,232	$6,644	$10,542	$23,474
Ratio of Expenses to Average Net Assets (1)	1.25	%*	1.25%	1.25%	1.26%	1.26%	1.26%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft
Expense	N/A		1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.34	%*	1.00%	1.00%	0.56%	0.75%	0.58%
Portfolio Turnover Rate	14	%#	49%	53%	59%	44%	56%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.25	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	1.36	%*	1.48%	1.54%	1.55%	1.39%	1.35%
Net Investment Income (Loss) to Average Net Assets	2.23	%*	0.77%	0.71%	0.27%	0.62%	0.49%

†         Per share amount is based on average shares outstanding.

‡         Amount is less than $0.005 per share.

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

International Small Cap Portfolio

	Class A
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$25.11		$20.52	$14.21	$14.82	$16.30	$19.67
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.25	†	0.24 †	0.24 †	0.15 †	0.21	0.24
Net Realized and Unrealized Gain (Loss) on Investments ^^	0.33		6.59	6.61	(0.59)	(1.18)	(0.86)
Total from Investment Operations	0.58		6.83	6.85	(0.44)	(0.97)	(0.62)
Distributions from and/or in Excess of:
Net Investment Income	–		(0.35)	(0.23)	(0.13)	(0.27)	(0.17)
Net Realized Gain	–		(1.89)	(0.31)	(0.04)	(0.24)	(2.61)
Total Distributions	–		(2.24)	(0.54)	(0.17)	(0.51)	(2.78)
Redemption Fees	0.00	‡	0.00 ‡	0.00‡	–	–	–
Transaction Fees	–		–	–	–	0.00 ‡	0.03
Net Asset Value, End of Period	$25.69		$25.11	$20.52	$14.21	$14.82	$16.30
Total Return	2.31	%#	33.53%	48.32%	(2.99)%	(5.88)%	(2.92)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,365,732		$1,276,083	$899,996	$440,124	$376,981	$374,924
Ratio of Expenses to Average Net Assets (1)	1.10	%*	1.15%	1.15%	1.15%	1.15%	1.16%
Ratio of Expenses to Average Net Assets Excluding Bank
Overdraft Expense	N/A		1.15%	1.15%	N/A	N/A	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.99	%*	1.04%	1.40%	1.00%	1.38%	1.32%
Portfolio Turnover Rate	23	%#	38%	38%	34%	39%	54%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.10	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		1.16%	1.20%	1.19%	1.19%	1.22%
Net Investment Income (Loss) to Average Net Assets	N/A		1.03%	1.35%	0.96%	1.34%	1.38%

†         Per share amount is based on average shares outstanding.

‡         Amount is less than $0.005 per share.

^^       Includes a 0.50% transaction fee on subscriptions and redemptions of capital shares for the years ended 2000 and 2001.

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Equity Growth Portfolio

	Class A
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$16.88		$15.74	$12.49	$17.29	$20.51	$25.04
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.00	†	0.09 †	0.05 †	0.03 †	0.01	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.03		1.13	3.25	(4.80)	(3.08)	(2.76)
Total from Investment Operations	0.03		1.22	3.30	(4.77)	(3.07)	(2.77)
Distributions from and/or in Excess of:
Net Investment Income	–		(0.08)	(0.05)	(0.03)	–	–
Net Realized Gain	–		–	–	–	(0.15)	(1.76)
Total Distributions	–		(0.08)	(0.05)	(0.03)	(0.15)	(1.76)
Net Asset Value, End of Period	$16.91		$16.88	$15.74	$12.49	$17.29	$20.51
Total Return	0.18	%#	7.75%	26.41%†	(27.64)%	(14.97)%	(11.78)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$563,226		$554,097	$589,698	$432,207	$603,652	$886,824
Ratio of Expenses to Average Net Assets (1)	0.66	%*	0.77%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.06	%*	0.58%	0.34%	0.21%	0.05%	0.79%
Portfolio Turnover Rate	55	%#	179%	131%	143%	94%	71%

(1) Suplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.66	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		N/A	0.82%	0.81%	0.81%	0.80%
Net Investment Income (Loss) to Average Net Assets	N/A		N/A	0.32%	0.21%	0.06%	(0.06)%

†         Per share amount is based on average shares outstanding.

†         In 2003, performance was positively impacted by approximately 1.34%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio’s holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 25.07%.

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Equity Growth Portfolio

	Class B
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$16.67		$15.55	$12.34	$17.08	$20.32	$24.90
Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.01	)†	0.05 †	0.01 †	(0.00)†‡	(0.04)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.01		1.11	3.21	(4.74)	(3.05)	(2.78)
Total from Investment Operations	–		1.16	3.22	(4.74)	(3.09)	(2.82)
Distributions from and/or in Excess of:
Net Investment Income	–		(0.04)	(0.01)	–	–	–
Net Realized Gain	–		–	–	–	(0.15)	(1.76)
Total Distributions	–		(0.04)	(0.01)	–	(0.15)	(1.76)
Net Asset Value, End of Period	$16.67		$16.67	$15.55	$12.34	$17.08	$20.32
Total Return	0.00	%#	7.45%	26.13%†	(27.75)%	(15.26)%	(12.01)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$57,051		$202,893	$199,591	$156,501	$223,646	$350,556
Ratio of Expenses to Average Net Assets (1)	0.91	%*	1.02%	1.05%	1.05%	1.05%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.18	)%*	0.33%	0.09%	(0.04)%	(0.22)%	(1.04)%
Portfolio Turnover Rate	55	%#	179%	131%	143%	94%	71%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.91	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		N/A	1.07%	1.06%	1.06%	1.05%
Net Investment Income (Loss) to Average Net Assets	N/A		N/A	0.07%	(0.04)%	(0.22)%	(0.30)%

†         Per share amount is based on average shares outstanding.

‡         Amount is less than $0.005 per share.

†         In 2003, performance was positively impacted by approximately 1.34%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio’s holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class B shares would have been approximately 24.79%.

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Focus Equity Portfolio

	Class A
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.59		$11.79	$9.02	$12.67	$15.31	$19.70
Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.03	)†	0.04 †	0.02 †	0.00 †‡	(0.03)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.19		0.78	2.77	(3.65)	(2.28)	(2.05)
Total from Investment Operations	0.16		0.82	2.79	(3.65)	(2.31)	(2.10)
Distributions from and/or in Excess of:
Net Investment Income	–		(0.02)	(0.02)	–	–	–
Net Realized Gain	–		–	–	–	(0.33)	(2.29)
Total Distributions	–		(0.02)	(0.02)	–	(0.33)	(2.29)
Net Asset Value, End of Period	$12.75		$12.59	$11.79	$9.02	$12.67	$15.31
Total Return	1.27	%#	7.00%	30.99%†	(28.81)%	(15.22)%	(11.66)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$48,244		$52,757	$61,420	$51,347	$85,204	$126,531
Ratio of Expenses to Average Net Assets (1)	1.00	%*	1.00%	1.00%	1.00%	1.01%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft
Expense	N/A		1.00%	1.00%	N/A	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.42	)%*	0.35%	0.22%	0.02%	(0.21)%	(0.27)%
Portfolio Turnover Rate	53	%#	163%	160%	173%	95%	93%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.00	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	1.02	%*	1.11%	1.14%	1.09%	1.08%	1.04%
Net Investment Income (Loss) to Average Net Assets	(0.44	)%*	0.24%	0.08%	(0.07)%	(0.28)%	(0.29)%

†         Per share amount is based on average shares outstanding.

‡         Amount is less than $0.005 per share.

†         In 2003, performance was positively impacted by approximately 5.64%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio’s holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the 2003 total return for Class A shares would have been approximately 25.35%.

#         Not annualized

*         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Focus Equity Portfolio

	Class B
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.34		$11.57	$8.85	$12.45	$15.09	$19.50
Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.04	)†	0.02 †	(0.00)†‡	(0.03)†	(0.07)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	0.18		0.75	2.72	(3.57)	(2.24)	(2.04)
Total from Investment Operations	0.14		0.77	2.72	(3.60)	(2.31)	(2.12)
Distributions from and/or in Excess of:
Net Realized Gain	–		–	–	–	(0.33)	(2.29)
Net Asset Value, End of Period	$12.48		$12.34	$11.57	$8.85	$12.45	$15.09
Total Return	1.13	%#	6.75%	30.62%†	(28.92)%	(15.45)%	(11.89)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,919		$8,559	$8,156	$6,414	$13,143	$18,876
Ratio of Expenses to Average Net Assets (1)	1.25	%*	1.25%	1.25%	1.25%	1.26%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A		1.25%	1.25%	N/A	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.67	)%*	0.18%	(0.03)%	(0.23)%	(0.45)%	(0.52)%
Portfolio Turnover Rate	53	%#	163%	160%	173%	95%	93%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.25	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	1.27	%*	1.36%	1.39%	1.34%	1.33%	1.29%
Net Investment Income (Loss) to Average Net Assets	(0.69	)%*	0.07%	(0.17)%	(0.32)%	(0.53)%	(0.54)%

†                                          Per share amount is based on average shares outstanding.

‡                                          Amount is less than $0.005 per share.

†                                         In 2003, performance was positively impacted by approximately 5.64%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio’s holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the 2003 total return for Class B shares would have been approximately 24.98%.

#                                         Not annualized

*                                         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Small Company Growth Portfolio

	Class A
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.50		$10.81	$7.50	$9.65	$10.99	$13.32
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.04	†	(0.09)†	(0.09)†	(0.07)†	(0.06)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	0.62		2.16	3.40	(2.08)	(1.28)	(0.69)
Total from Investment Operations	0.66		2.07	3.31	(2.15)	(1.34)	(0.77)
Distributions from and/or in Excess of:
Net Realized Gain	–		(0.38)	–	–	(0.00)‡	(1.56)
Net Asset Value, End of Period	$13.16		$12.50	$10.81	$7.50	$9.65	$10.99
Total Return	5.28	%#	19.17%	44.13%	(22.28)%	(12.18)%	(6.64)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$693,399		$651,276	$299,198	$74,554	$82,300	$89,367
Ratio of Expenses to Average Net Assets (1)	1.04	%*	1.10%	1.10%	1.10%	1.10%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.66	%*	(0.79)%	(0.93)%	(0.82)%	(0.69)%	(0.68)%
Portfolio Turnover Rate	39	%#	111%	160%	133%	144%	129%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.04	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		1.16%	1.26%	1.22%	1.25%	1.30%
Net Investment Income (Loss) to Average Net Assets	N/A		(0.85)%	(1.09)%	(0.94)%	(0.83)%	(0.73)%

	Class B
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.02		$10.43	$7.26	$9.36	$10.68	$13.01
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.03	†	(0.11)†	(0.10)†	(0.09)†	(0.06)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.59		2.08	3.27	(2.01)	(1.26)	(0.67)
Total from Investment Operations	0.62		1.97	3.17	(2.10)	(1.32)	(0.77)
Distributions from and/or in Excess of:
Net Realized Gain	–		(0.38)	–	–	(0.00)‡	(1.56)
Net Asset Value, End of Period	$12.64		$12.02	$10.43	$7.26	$9.36	$10.68
Total Return	5.16	%#	18.79%	43.80%	(22.44)%	(12.35)%	(6.81)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$783,511		$713,733	$484,136	$215,899	$184,099	$91,069
Ratio of Expenses to Average Net Assets (2)	1.29	%*	1.35%	1.35%	1.35%	1.35%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	0.44	%*	(1.02)%	(1.18)%	(1.07)%	(0.97)%	(0.97)%
Portfolio Turnover Rate	39	%#	111%	160%	133%	144%	129%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.29	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		1.41%	1.51%	1.47%	1.50%	1.55%
Net Investment Income (Loss) to Average Net Assets	N/A		(1.09)%	(1.34)%	(1.19)%	(1.12)%	(1.02)%

†                                          Per share amount is based on average shares outstanding.

‡                                          Amount is less than $0.005 per share.

#                                         Not annualized

*                                         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$23.21		$17.92	$13.55	$14.63	$14.50	$11.84
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.14	†	0.40 †	0.48 †	0.52 †	0.60	0.51
Net Realized and Unrealized Gain (Loss) on Investments	1.79		6.17	4.55	(0.48)	0.71	2.94
Total from Investment Operations	1.93		6.57	5.03	0.04	1.31	3.45
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.42)	(0.48)	(0.52)	(0.57)	(0.56)
Net Realized Gain	–		(0.86)	(0.18)	(0.60)	(0.61)	(0.23)
Total Distributions	(0.10)		(1.28)	(0.66)	(1.12)	(1.18)	(0.79)
Net Asset Value, End of Period	$25.04		$23.21	$17.92	$13.55	$14.63	$14.50
Total Return	8.38	%#	37.28%	37.61%	0.18%	9.27%	29.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,084,008		$1,097,718	$897,551	$655,274	$696,871	$584,263
Ratio of Expenses to Average Net Assets (1)	0.90	%*	0.97%	1.00%	0.99%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.28	%*	2.02%	3.08%	3.49%	4.19%	4.13%
Portfolio Turnover Rate	14	%#	21%	17%	47%	33%	31%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.90	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		N/A	1.01%	0.99%	1.01%	1.01%
Net Investment Income (Loss) to Average Net Assets	N/A		N/A	3.07%	3.49%	4.18%	4.11%

	Class B
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$23.04		$17.80	$13.47	$14.55	$14.45	$11.80
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.12	†	0.35 †	0.45 †	0.45 †	0.56	0.49
Net Realized and Unrealized Gain (Loss) on Investments	1.77		6.13	4.50	(0.45)	0.68	2.92
Total from Investment Operations	1.89		6.48	4.95	–	1.24	3.41
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.38)	(0.44)	(0.48)	(0.53)	(0.53)
Net Realized Gain	–		(0.86)	(0.18)	(0.60)	(0.61)	(0.23)
Total Distributions	(0.09)		(1.24)	(0.62)	(1.08)	(1.14)	(0.76)
Net Asset Value, End of Period	$24.84		$23.04	$17.80	$13.47	$14.55	$14.45
Total Return	8.24	%#	36.95%	37.23%	(0.07)%	8.78%	29.36%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$164,231		$149,180	$70,146	$31,584	$23,198	$20,235
Ratio of Expenses to Average Net Assets (2)	1.15	%*	1.22%	1.25%	1.24%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.07	%*	1.76%	2.83%	3.24%	3.96%	3.83%
Portfolio Turnover Rate	14	%#	21%	17%	47%	33%	31%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.15	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		N/A	1.26%	1.24%	1.26%	1.26%
Net Investment Income (Loss) to Average Net Assets	N/A		N/A	2.82%	3.24%	3.95%	3.81%

†                                          Per share amount is based on average shares outstanding.

#                                         Not annualized

*                                         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Value Equity Portfolio

	Class A
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.52		$9.30	$7.21	$9.68	$10.32	$9.63
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.08	†	0.12 †	0.13 †	0.14 †	0.15 †	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.16		1.23	2.09	(2.47)	(0.31)	1.54
Total from Investment Operations	0.24		1.35	2.22	(2.33)	(0.16)	1.70
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.13)	(0.13)	(0.14)	(0.15)	(0.16)
Net Realized Gain	–		–	–	–	(0.33)	(0.85)
Total Distributions	(0.03)		(0.13)	(0.13)	(0.14)	(0.48)	(1.01)
Net Asset Value, End of Period	$10.73		$10.52	$9.30	$7.21	$9.68	$10.32
Total Return	2.29	%#	14.56%	31.05%	(24.22)%	(1.55)%	18.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$93,218		$90,938	$108,997	$76,452	$101,691	$70,454
Ratio of Expenses to Average Net Assets (1)	0.70	%*	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.53	%*	1.28%	1.62%	1.69%	1.56%	1.64%
Portfolio Turnover Rate	27	%#	84%	130%	45%	50%	62%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.70	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		0.74%	0.77%	0.76%	0.79%	0.81%
Net Investment Income (Loss) to Average Net Assets	N/A		1.24%	1.55%	1.63%	1.47%	1.54%

	Class B
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.51		$9.31	$7.21	$9.67	$10.32	$9.60
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.07	†	0.10 †	0.11 †	0.12 †	0.13 †	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.15		1.20	2.10	(2.46)	(0.32)	1.56
Total from Investment Operations	0.22		1.30	2.21	(2.34)	(0.19)	1.68
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.10)	(0.11)	(0.12)	(0.13)	(0.11)
Net Realized Gain	–		–	–	–	(0.33)	(0.85)
Total Distributions	(0.02)		(0.10)	(0.11)	(0.12)	(0.46)	(0.96)
Net Asset Value, End of Period	$10.71		$10.51	$9.31	$7.21	$9.67	$10.32
Total Return	2.14	%#	14.07%	30.86%	(24.32)%	(1.89)%	17.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$93,687		$75,189	$72,180	$46,757	$24,597	$891
Ratio of Expenses to Average Net Assets (2)	0.95	%*	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.29	%*	1.05%	1.37%	1.44%	1.25%	1.35%
Portfolio Turnover Rate	27	%#	84%	130%	45%	50%	62%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.95	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		0.99%	1.02%	1.01%	1.04%	1.11%
Net Investment Income (Loss) to Average Net Assets	N/A		1.01%	1.30%	1.38%	1.17%	1.24%

†                                          Per share amount is based on average shares outstanding.

#                                         Not annualized

*                                         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Emerging Markets Debt Portfolio

	Class A
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$3.64		$3.53	$2.95	$2.95	$2.88	$3.00
Income (Loss) from Investment Operations
Net Investment Income	0.15	†	0.26 †	0.25 †	0.27 †	0.21	0.55
Net Realized and Unrealized Gain (Loss) on Investments	0.07		0.10	0.59	0.06	0.09	(0.17)
Total from Investment Operations	0.22		0.36	0.84	0.33	0.30	0.38
Distributions from and/or in Excess of:
Net Investment Income	–		(0.25)	(0.26)	(0.33)	(0.23)	(0.50)
Redemption Fees	0.00	‡	0.00 ‡	–	–	–	–
Net Asset Value, End of Period	$3.86		$3.64	$3.53	$2.95	$2.95	$2.88
Total Return	6.59	%#	10.07%	28.46%	11.29%	10.57%	12.81%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$70,662		$81,109	$54,647	$48,769	$52,561	$47,080
Ratio of Expenses to Average Net Assets(1)	1.02	%*	1.04%^	1.16%	1.06%	1.13%	1.15%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.00	%*	1.04%	1.13%	N/A	N/A	1.10%
Ratio of Net Investment Income to Average Net Assets(1)	8.29	%*	7.33%	7.48%	8.79%	8.22%	13.33%
Portfolio Turnover Rate	38	%#	151%	216%	157%	316%	375%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.02	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	1.03	%*	1.07%	N/A	N/A	N/A	N/A
Net Investment Income (Loss) to Average Net Assets	8.28	%*	7.30%	N/A	N/A	N/A	N/A

	Class B
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$3.72		$3.60	$3.00	$3.01	$2.92	$3.03
Income (Loss) from Investment Operations
Net Investment Income	0.15	†	0.26 †	0.25 †	0.26 †	0.30	0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.08		0.10	0.60	0.05	0.02	0.17
Total from Investment Operations	0.23		0.36	0.85	0.31	0.32	0.37
Distributions from and/or in Excess of:
Net Investment Income	–		(0.24)	(0.25)	(0.32)	(0.23)	(0.48)
Net Asset Value, End of Period	$3.95		$3.72	$3.60	$3.00	$3.01	$2.92
Total Return	6.45	%#	9.90%	28.34%	10.34%	10.50%	12.50%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$463		$437	$429	$343	$429	$387
Ratio of Expenses to Average Net Assets(2)	1.27	%*	1.29%^	1.41%	1.31%	1.38%	1.40%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.25	%*	1.29%	1.38%	N/A	N/A	1.35%
Ratio of Net Investment Income to Average Net Assets(2)	8.12	%*	7.07%	7.23%	8.54%	7.97%	13.28%
Portfolio Turnover Rate	38	%#	151%	216%	157%	316%	375%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.27	%*	N/A	N/A	N/A	N/A	N/A
Ratios before expense limitation:
Expenses to Average Net Assets	1.28	%*	1.32%	N/A	N/A	N/A	N/A
Net Investment Income (Loss) to Average Net Assets	8.11	%*	7.04%	N/A	N/A	N/A	N/A

†                                          Per share amount is based on average shares outstanding.

‡                                          Amount is less than $0.005 per share.

^                                          Effective May 1, 2004, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class A shares and 1.25% for Class B shares. Prior to May 1, 2004, these maximum ratios were 1.75% for Class A shares and 2.00% for Class B shares.

#                                         Not annualized

*                                         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005

Financial Highlights

Money Market Portfolio

	Class A
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Income (Loss) from Investment Operations
Net Investment Income	0.012		0.009	0.007 †	0.013	0.038	0.060
Distributions from and/or in Excess of:
Net Investment Income	(0.012)		(0.009)	(0.007)	(0.013)	(0.038)	(0.060)
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	1.16	%#	0.93%	0.64%	1.30%	3.82%	6.06%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$443,853		$546,866	$795,399	$1,369,935	$2,706,283	$3,026,412
Ratio of Expenses to Average Net Assets(1)	0.42	%*	0.47%	0.51%	0.48%	0.48%	0.48%
Ratio of Net Investment Income to Average Net Assets	2.31	%*	0.87%	0.69%	1.32%	3.90%	6.07%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.42	%*	N/A	N/A	N/A	N/A	N/A

Municipal Money Market Portfolio

	Class A
	Six Months Ended
	June 30, 2005		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Income (Loss) from Investment Operations
Net Investment Income	0.009		0.008	0.005 †	0.009	0.022	0.035
Distributions from and/or in Excess of:
Net Investment Income	(0.009)		(0.008)	(0.005)	(0.009)	(0.022)	(0.035)
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.92	%#	0.75%	0.50%	0.90%	2.23%	3.57%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$371,064		$449,318	$511,551	$910,426	$1,346,818	$1,476,436
Ratio of Expenses to Average Net Assets(1)	0.39	%*	0.48%	0.50%	0.48%	0.49%	0.48%
Ratio of Net Investment Income to Average Net Assets	1.80	%*	0.74%	0.54%	0.90%	2.25%	3.50%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.39	%*	N/A	N/A	N/A	N/A	N/A

†                                          Per share amount is based on average shares outstanding.

#                                         Not annualized

*                                         Annualized

The accompanying notes are an integral part of the financial statements.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the ‘‘Fund’’) is registered under the Investment Company Act of 1940 (the ‘‘1940 Act’’), as amended, as an open-end management investment company. The Fund is comprised of sixteen separate, active, diversified and non-diversified portfolios (individually referred to as a ‘‘Portfolio’’, collectively as the ‘‘Portfolios’’). Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offers two classes of shares - Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. The investment objective of the international fixed income portfolio is primarily to seek a high total return consistent with preservation of capital. The investment objective of the money market portfolios is to seek current income and preserve capital.

The Global Franchise Portfolio will suspend offering of shares to new investors when assets in the Portfolio reach $100 million.  The International Equity Portfolio and International Small Cap Portfolio are currently closed to new investors.  Except, these three Portfolios will continue to offer shares as follows: (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of the Portfolios in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the Portfolios are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and its affiliates and their employees, and (7) to benefit plans sponsored by Morgan Stanley and its affiliates.  The Portfolios will continue to offer shares of the Portfolios to existing shareholders and may recommence offering shares of the Portfolios to other new investors in the future.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements.  U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost, which approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Notes to Financial Statements (cont’d)

2.              Repurchase Agreements: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                       investments, other assets and liabilities-at the prevailing rates of exchange on the valuation date;

•                       investment transactions, investment income and expenses-at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statements of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as ‘‘Foreign’’ in the Portfolio of Investments) may be created and offered for investment. The ‘‘local’’ and ‘‘foreign shares’’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Portfolio of Investments.

4.              Foreign Currency Exchange Contracts: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Notes to Financial Statements (cont’d)

daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.              Loan Agreements: Certain Portfolios may invest in fixed and floating rate loans (‘‘Loans’’) arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions (‘‘Lenders’’) deemed to be creditworthy by the investment adviser. A Portfolio’s investments in Loans may be in the form of participation in Loans (‘‘Participation’’) or assignments of all or a portion of Loans (‘‘Assignments’’) from third parties. A Portfolio’s investment in Participation typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

6.              Short Sales: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included in dividend expense and interest expense, respectively, in the Statements of Operations. A Portfolio’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio’s records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7.              Securities Lending: Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio.  Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on per-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios’ Statements of Operations in interest income.  Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at June 30, 2005 are as follows:

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Notes to Financial Statements (cont’d)

	Value of
	Loaned	Value of
	Securities	Collateral
Portfolio	(000)	(000)
Active International Allocation	$70,065	$73,633
Emerging Markets	55,270	58,729
Global Value Equity	10,317	10,706
International Equity	922,355	970,572
International Magnum	12,819	13,503

The following Portfolios had income from securities lending (after rebates to borrowers and fee paid to securities lending agent):

Net Interest
Earned by
Portfolio
Portfolio	(000)
Active International Allocation	$276
Emerging Markets	326
Global Value Equity	12
International Equity	4,610
International Magnum	41

8.              Structured Securities: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (‘‘Structured Securities’’) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments; however, any loss is limited to the amount of the original investment.

9.              Futures: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as ‘‘initial margin’’) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as ‘‘variation margin’’) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as a realized gain or loss in the Statements of Operations. Due from (to) broker includes both initial margin and variation margin, as stated in the Statements of Assets and Liabilities.

Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

10.       Purchased and Written Options: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

11.       Unfunded Commitments: Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund, Inc., the Portfolio

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Notes to Financial Statements (cont’d)

has made a subscription commitment of $5,000,000 for which it will receive 10,000 shares of common stock. As of June 30, 2005, Cabot Industrial Value Fund, Inc. has drawn down $1,309,000, which represents 26.2% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT LLC I, the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of June 30, 2005, BRCP REIT LLC I has drawn down $3,729,421, which represents 53.3% of the commitment.

12.       Redemption Fees: Shares of the Active International Allocation, Emerging Markets, European Real Estate, Global Franchise, Global Value Equity, International Equity, International Magnum, International Small Cap and Emerging Markets Debt Portfolios redeemed within 60 days of purchase may be subject to a 2% redemption fee. The redemption fee is designed to protect each Portfolio and its shareholders from the effects of short-term trading. These fees, if any, are included on the Statement of Changes in Net Assets.

Effective August 29, 2005, the Board of Directors of the Fund approved the following:  Shares of the Active International Allocation, Emerging Markets, European Real Estate, Global Franchise, Global Value Equity, International Equity, International Magnum, International Small Cap, Small Company Growth, U.S. Real Estate and Emerging Markets Debt Portfolios redeemed within 30 days of purchase may be subject to a 2% redemption fee.  Shares of Equity Growth, Focus Equity and Value Equity Portfolios redeemed within 7 days of purchase may be subject to a 2% redemption fee.  The redemption fee is designed to protect each Portfolio and its shareholders from the effects of short-term trading.

13.       Restricted Securities: Certain Portfolios may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Portfolio would, in either case, bear market risks during that period.

14.       Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month.

The U.S. Real Estate Portfolio owns shares of real estate investment trusts (‘‘REITs’’) which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the ‘‘Adviser’’ or ‘‘MS Investment Management’’), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory Agreement (the ‘‘Agreement’’) at the annual rates of the average daily net assets indicated below.  MS Investment Management has voluntarily agreed to waive fees payable to it and to reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, if necessary, if the annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses as

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Notes to Financial Statements (cont’d)

exceed the maximum ratios indicated as follows:

			Maximum
	Average Daily	Advisory	Expense Ratio
Portfolio	Net Assets	Fee	Class A	Class B
Active International Allocation	first $1.0 billion	0.65%	0.80%	1.05%
	over $1.0 billion	0.60
Emerging Markets	first $500 million	1.25	1.65	1.90
	next $500 million	1.20
	next $1.5 billion	1.15
	over $2.5 billion	1.00
European Real Estate		0.80	1.00	1.25
Global Franchise	first $500 million	0.80	1.00	1.25
	next $500 million	0.75
	over $1.0 billion	0.70
Global Value Equity	first $1.0 billion	0.67	1.00	1.25
	next $500 million	0.645
	next $1.0 billion	0.62
	next $1.0 billion	0.595
	next $1.0 billion	0.57
	over $4.5 billion	0.545
International Equity	first $10 billion	0.80	1.00	1.25
	over $10 billion	0.75
International Magnum	first $500 million	0.80	1.00	1.25
	next $500 million	0.75
	over $1.0 billion	0.70
International Small Cap	first $1.5 billion	0.95	1.15	N/A
	over $1.5 billion	0.90
Equity Growth	first $1.0 billion	0.50	0.80	1.05
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Focus Equity	first $1.0 billion	0.50	1.00	1.25
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Small Company Growth	first $1.0 billion	0.92	1.10	1.35
	next $500 million	0.85
	over $1.5 billion	0.80
U.S. Real Estate	first $500 million	0.80	1.00	1.25
	next $500 million	0.75
	over $1.0 billion	0.70
Value Equity	first $150 million	0.50	0.70	0.95
	next $100 million	0.45
	next $100 million	0.40
	over $350 million	0.35
Emerging Markets Debt	first $500 million	0.75	1.00	1.25
	next $500 million	0.70
	over $1.0 billion	0.65
Money Market		0.30	0.55	N/A
Municipal Money Market		0.30	0.57	N/A

The table above reflects the current investment advisory fees and maximum expense ratios for the Portfolios effective June 1, 2005.  Prior to June 1, 2005, the investment advisory fees for some Portfolios were as follows:

	Average Daily Net	Advisory
Portfolio	Assets	Fee
Active International Allocation		0.65%
International Equity		0.80
International Small Cap		0.95
Focus Equity		0.80
Small Company Growth	first $1.0 billion	0.92
	over $1.0 billion	0.85

For the six months ended June 30, 2005, the Portfolios had advisory fees waived as follows:

Advisory Fees
Waived
Portfolio	(000)
Active International Allocation	$100
European Real Estate	28
Global Franchise	39
International Magnum	50
Focus Equity	5
Emerging Markets Debt	3

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company (each a ‘‘Sub-Adviser’’), all wholly-owned subsidiaries of Morgan Stanley. The Sub-Advisers, subject to the control and supervision of the Fund, its officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolios, make certain day-to-day investment decisions for certain Portfolios and place certain of the Portfolios’ purchase and sales orders. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolios which receive these services.

C. Administration Fees: MS Investment Management (the ‘‘Administrator’’) also provides the Fund with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.08% of the average daily net assets of each non-money market Portfolio and 0.05% of the average daily net assets of each money market Portfolio.  Under an agreement between the Administrator and J.P. Morgan Investor Services Co. (‘‘JPMIS’’), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund.  For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the adminstration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.  Transfer Agency expenses will be borne by the Fund.  In addition, the Fund incurs local administration

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Notes to Financial Statements (cont’d)

fees in connection with doing business in certain emerging market countries.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (‘‘MSDI’’ or the ‘‘Distributor’’), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the ‘‘Plan’’) in accordance with Rule 12b-1 under the 1940 Act.  Under the Plan, each Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Class B shares’ average daily net assets.  Prior to May 1, 2005, the distribution fee was paid on a quarterly basis.  The Distributor may voluntarily waive from time to time all or any portion of its distribution fee.  Prior to April 29, 2004, Morgan Stanley & Co., Incorporated, a wholly-owned subsidiary of Morgan Stanley and an affiliate of MS Investment Management served as the distributor.

E. Custodian Fees: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio’s expenses.  These custodian credits are shown as ‘‘Expense Offset’’ on the Statement of Operations.

F. Purchases and Sales: During the six months ended June 30, 2005, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

	Purchases	Sales
Portfolio	(000)	(000)
Active International Allocation	$82,958	$64,038
Emerging Markets	444,785	431,583
European Real Estate	98,246	22,182
Global Franchise	23,905	2,723
Global Value Equity	23,477	11,486
International Equity	1,359,974	1,294,012
International Magnum	12,864	12,492
International Small Cap	340,816	299,131
Equity Growth	363,731	506,255
Focus Equity	29,656	34,967
Small Company Growth	570,783	525,946
U.S. Real Estate	161,555	235,137
Value Equity	61,193	43,669
Emerging Markets Debt	25,341	36,955

There were no purchases and sales of long-term U.S. Government securities for the six month ended June 30, 2005.

During the six months ended June 30, 2005, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

Brokerage
Commissions
Portfolio	(000)
Emerging Markets	$12
Equity Growth	6
Focus Equity	1
U.S. Real Estate	1

Additionally, during the six months ended June 30, 2005, Emerging Markets Portfolio paid $6,601 brokerage commissions to China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

G. Federal Income Taxes: It is each Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.  The Municipal Money Market Portfolio’s ordinary income distributions shown below include tax-exempt as well as taxable components.

The tax character of distributions paid during 2004 was as follows:

	2004 Distributions
	Paid From:
	Ordinary	Long-term
	Income	Capital Gain
Portfolio	(000)	(000)
Active International Allocation	$10,343	$–
Emerging Markets	9,929	–
European Real Estate	832	–
Global Franchise	973	3,259
Global Value Equity	1,126	272
International Equity	231,683	446,239
International Magnum	1,928	–
International Small Cap	37,896	68,519
Equity Growth	3,214	–
Focus Equity	103	–
Small Company Growth	–	40,919
U.S. Real Estate	25,591	41,350

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Notes to Financial Statements (cont’d)

	2004 Distributions
	Paid From:
	Ordinary	Long-term
	Income	Capital Gain
Portfolio	(000)	(000)
Value Equity	2,112	–
Emerging Markets Debt	5,272	–
Money Market	5,834	–
Municipal Money Market	3,503	–

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on securities, forwards and futures, including Post October losses. Permanent differences are generally due to REIT adjustments, gain (loss) on in-kind redemptions, foreign currency transactions, distribution reclass, paydown adjustments and gains on certain equity securities designated as issued by ‘‘passive foreign investment companies’’.

Permanent book and tax basis differences may result in reclassification among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

		Undistributed
	Undistributed	Long-term
	Ordinary Income	Capital Gain
Portfolio	(000)	(000)
Active International Allocation	$4,062	$–
European Real Estate	127	–
Global Franchise	127	1,115
Global Value Equity	–	1,034
International Magnum	413	–
International Small Cap	3,405	23,528
Equity Growth	940	–
Focus Equity	97	–
Small Company Growth	–	4,483
U.S. Real Estate	2,500	34,174
Money Market	134	–
Municipal Money Market	77	–

Any Portfolios not shown above had no distributable earnings on a tax basis at December 31, 2004. The undistributed ordinary income for the Municipal Money Market represents tax-exempt income.

At June 30, 2005, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

				Net
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)
Active International Allocation	$564,423	$70,525	$(17,180)	$53,345
Emerging Markets	1,185,309	293,121	(56,109)	237,012
European Real Estate	122,969	11,334	(127)	11,207
Global Franchise	68,744	18,657	(1,881)	16,776
Global Value Equity	106,494	15,019	(2,791)	12,228
International Equity	7,700,649	1,284,429	(64,739)	1,219,690
International Magnum	95,378	14,796	(3,470)	11,326
International Small Cap	1,089,508	317,256	(44,942)	272,314
Equity Growth	567,191	66,649	(16,886)	49,763
Focus Equity	50,416	7,125	(1,882)	5,243
Small Company Growth	1,284,341	270,608	(35,179)	235,429
U.S. Real Estate	778,361	468,242	(2,912)	465,330
Value Equity	170,577	18,217	(2,010)	16,207
Emerging Markets Debt	67,362	4,145	(1,478)	2,667
Money Market	444,868	–	–	–
Municipal Money Market	370,656	–	–	–

At December 31, 2004, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

	Expiration Date December 31, (000)
Portfolio	2006	2007	2008	2009	2010	2011	2012	Total
Active International Allocation	$–	$–	$–	$5,749	$60,663	$25,582	$–	$91,994
Emerging Markets	–	–	–	109,167	102,772	–	–	211,939
European Real Estate	–	–	197	101	–	–	–	298
International Magnum	–	–	–	5,073	4,936	2,377	–	12,386
Equity Growth	–	–	–	–	86,561	22,405	–	108,966
Focus Equity	–	–	–	10,195	21,111	–	296	31,602
Small Company Growth*	–	–	–	11,988	18,090	–	–	30,078
Value Equity	–	–	–	–	4,493	–	–	4,493
Emerging Markets Debt	75,356	9,761	–	778	–	–	–	85,895

* Capital loss carryover from target fund.

The amounts reflected in the capital loss carry forward table above represent capital loss carry forward from MSIFT Small Cap Growth Portfolio after limitations pursuant to Internal Revenue Code, Section 383.  Due to the limitation on utilization of capital loss carryforwards of $4,659,000 per year, only $30,078,000 of the $102,883,000 will actually be eligible to offset future capital gains.  Consequently, the difference of $72,805,000 has been recorded as a reduction of paid in capital in 2004.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Notes to Financial Statements (cont’d)

During the year ended December 31, 2004, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Capital Loss
Carry forward
Utilized
Portfolio	(000)
Active International Allocation	$14,601
Emerging Markets	117,710
European Real Estate	3,679
Global Value Equity	3,058
International Equity*	41,510
International Magnum	6,808
Equity Growth	63,490
Small Company Growth	35,937
Value Equity	18,313
Emerging Markets Debt	861

* Amounts based on October 31, tax year end.

In addition to the $35,937,000 utilized capital loss carry forward attributed to the Small Company Growth Portfolio in the table above, approximately $8,822,000 of capital losses acquired from MSIFT Small Cap Growth Portfolio were utilized for federal tax purposes during the year ended December 31, 2004.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital, passive investment company (PFIC), and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2004, the Portfolio deferred to January 1, 2005 for U.S. Federal income tax purposes, post-October capital, PFIC and currency losses as indicated:

	Capital	Currency
	Losses	Losses
Portfolio	(000)	(000)
Emerging Markets	$–	$2,692
European Real Estate	–	1
Global Franchise	–	582
International Small Cap	–	35
Focus Equity	512	–

For the year ended December 31, 2004, the Global Franchise Portfolio realized gains from in-kind redemptions of $2,600,000.

H. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown.

However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Other: The net assets of certain Portfolios include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios’ investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statements of Assets and Liabilities.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer’s share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a counterparty’s failure to complete the transaction.

A portion of the securities of the Municipal Money Market Portfolio are insured by certain companies specializing in the insurance of municipal debt obligations.  At June 30, 2005, approximately 30.2% of the net assets of the Municipal Money Market Portfolio are covered by such insurance. The insurers and their obligations are as follows:

Percentage of
Insurer	Net Assets
FSA	10.0%
AMBAC	8.2
MBIA	8.1
FGIC	3.2
FHA	0.7

At June 30, 2005, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Notes to Financial Statements (cont’d)

These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Portfolio	Class A	Class B
Active International Allocation	63.0%	71.9%
Emerging Markets	10.8	92.4
European Real Estate	51.5	93.8
Global Franchise	36.8	N/A
Global Value Equity	69.1	87.8
International Equity	–	73.5
International Magnum	96.8	84.4
International Small Cap	28.9	N/A
Equity Growth	80.2	73.0
Focus Equity	69.0	52.1
Small Company Growth	28.1	51.1
U.S. Real Estate	44.4	75.6
Value Equity	80.5	97.6
Emerging Markets Debt	92.0	96.9

2005 Semi-Annual Report

June 30, 2005 (unaudited)

Director and Officer Information

Directors

Michael Bozic

Edwin J. Garn

Wayne E. Hedien

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael Nugent

Fergus Reid

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

Distributor

Morgan Stanley Distribution, Inc.

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, PA 19428-2899

Custodian

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

Officers

Charles A. Fiumefreddo

Chairman and Director of the Board

Mitchell M. Merin

President

Ronald E. Robison

Executive Vice President and Principal Executive Officer

Barry Fink

Vice President

Joseph J. McAlinden

Vice President

Stefanie V. Chang

Vice President

Amy R. Doberman

Vice President

Carsten Otto

Chief Compliance Officer

James W. Garrett

Treasurer and Chief Financial Officer

Michael J. Leary

Assistant Treasurer

Mary E. Mullin

Secretary

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-548-7786 or by visiting our website at www.morganstanley.com/im.  This information is also available on the Securities and Exchange Commission’s web-site at http://www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 548-7786.

Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

MSIF: (800) 548-7786

© 2005 Morgan Stanley

0630-fibaleqseman-0805

MORGAN STANLEY VALUE EQUITY PORTFOLIO

PART C
OTHER INFORMATION

ITEM 15.    INDEMNIFICATION

The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A, dated April 29, 2005, which was filed electronically pursuant to Regulation S-T on April 29, 2005 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-05624 and 33-23166).

ITEM 16.    EXHIBITS

(1)	(a)	Articles of Amendment and Restatement is incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-95-008594) on October 13, 1995.

(b)	Articles Supplementary to Registrant's Articles of Amendment and Restatement (reclassifying shares) is incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-96-010828) on May 24, 1996.

(c)	Articles Supplementary to Registrant's Articles of Amendment and Restatement (adding new Technology Portfolio) is incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-96-010828) on May 24, 1996.

(d)	Articles Supplementary to Registrant's Articles of Amendment and Restatement (adding U.S. Equity Plus Portfolio) is incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-98-008051) on February 27, 1998.

(e)	Articles Supplementary to Registrant's Articles of Amendment and Restatement (adding European Real Estate and Asian Real Estate Portfolios) is incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 00001047469-98-008051) on February 27, 1998.

(f)	Articles Supplementary to Registrant's Articles of Amendment and Restatement (adding Class B shares to the Money Market Portfolio) is incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 00001047469-98-008051) on February 27, 1998.

(g)	Articles of Amendment to Registrant's Articles of Amendment and Restatement (Active Country Allocation Portfolio name changed to Active International Portfolio) is incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-99-002378) on January 27, 1999.

(h)	Articles of Amendment to Registrant's Articles of Amendment and Restatement (Active International Portfolio name changed to Active International Allocation Portfolio) is incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-99-002378) on January 27, 1999.

(i)	Articles of Amendment to Registrant's Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Dean Witter Institutional Fund, Inc.) is incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-99-002378) on January 27, 1999.

(j)	Articles of Amendment to Registrant's Articles of Amendment and Restatement (Aggressive Equity Portfolio name changed to Focus Equity Portfolio and Emerging Growth Portfolio name changed to Small Company Growth Portfolio) is incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-00-02610) on May 1, 2000.

(k)	Articles of Amendment to Registrant's Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Institutional Fund, Inc., Global Equity Portfolio name changed to Global Value Equity Portfolio, European Equity Portfolio named changed to European Value Equity Portfolio and Japanese Equity Portfolio name changed to Japanese Value Equity Portfolio) is incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-01-511512) on April 30, 2001.

(l)	Articles Supplementary to Registrant's Articles of Amendment and Restatement (adding new Global Franchise Portfolio) is incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-01-540924) on November 26, 2001.

(m)	Articles Supplementary to Registrant's Articles of Amendment and Restatement (adding Large Cap Relative Value Portfolio) is incorporated herein by reference to Exhibit (a)(13) to Post-Effective Amendment No. 50 to Registrants Registration Statement on Form N-1A (Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-03-020707) on June 6, 2003.

(n)	Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(14) to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N1-A(Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-012373) on April 29, 2005.

(o)	Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(15) to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N1-A (Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-012373) on April 29, 2005.

(p)	Articles Supplementary to Registrant's Articles of Amendment and Restatement (liquidating the Asian Equity, Asian Real Estate, European Value Equity, Japanese Value Equity, Latin American and Technology Portfolios) are incorporated herein by reference to Exhibit (a)(16) to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N1-A (Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-012373) on April 29, 2005.

(q)	Articles of Amendment to the Articles of Amendment and Restatement (Large Cap Relative Value Portfolio name changed to Large Cap Value Portfolio and Value Equity Portfolio name changed to Large Cap Relative Value Portfolio) is incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-024110) on October 7, 2005.

(r)	Articles of Amendment to the Articles of Amendment and Restatement (European Real Estate Portfolio name changed to International Real Estate Portfolio) is incorporated by reference to Exhibit (a)(18) to Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-024110) on October 7, 2005.

(s)	Certificate of Correction to the Articles Supplementary is incorporated by reference to Exhibit (a)(19) to Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-024110) on October 7, 2005.

(t)	Certificate of Correction to the Articles Supplementary is incorporated by reference to Exhibit (a)(20) to Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-024110) on October 7, 2005.

(u)	Articles of Amendment to Registrant's Articles of Amendment and Restatement (changing the name of the Value Equity Portfolio to the Large Cap Relative Value Portfolio and the Equity Growth Portfolio to the U.S. Large Cap Growth Portfolio) is incorporated by reference to Exhibit (a)(21) to Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-024110) on October 7, 2005.

(v)	Articles Supplementary to Registrant's Articles of Amendment and Restatement (adding International Growth Equity Portfolio) is incorporated by reference to Exhibit (a)(22) to Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-028474) on December 20, 2005.

(2)	Amended and Restated By-Laws, dated July 31, 2003, are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-003242) on February 11, 2005.

(3)	Not Applicable.

(4)	Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)	(a)	Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class A shares is incorporated by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to Registrant's Registration Statement (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-95-008594) on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to Registrant's Registration Statement (File No. 33-01-540924), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-97-007488) on February 28, 1997.

(b)	Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class B shares is incorporated by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to Registrant's Registration Statement (Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-95-008594) on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to Registrant's Registration Statement (File No. 33-01-540924), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-97-007488) on February 28, 1997.

(6)	(a)	Amended and Restated Investment Advisory Agreement between Registrant and Morgan Stanley Investment Management Inc., dated June 1, 2005, is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-018132) on June 27, 2005.

(b)	Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. (formerly Morgan Stanley Dean Witter Investment Advisors Inc.) (with respect to the Money Market and Municipal Money Market Portfolios) is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-00-020610) on May 1, 2000.

(c)	Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (relating to the Global Value Equity Portfolio, International Equity Portfolio, International Magnum Portfolio, International Small Cap Portfolio, European Value Equity Portfolio and Global Franchise Portfolio), dated as of August 11, 2003, is incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-04-000455) on April 30, 2004.

(d)	Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Company (relating to the International Magnum Portfolio), dated as of August 11, 2003, is incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-04-000455) on April 30, 2004.

(e)	Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Asset & Investment Trust Management Co., Limited (relating to the Japanese Value Equity Portfolio and International Magnum Portfolio), dated as of August 11, 2003, is incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-04-000455) on April 30, 2004.

(f)	Supplement to Amended and Restated Investment Advisory Agreement between Morgan Stanley Institutional Fund, Inc. and Morgan Stanley Investment Management, Inc. (relating to the International Growth Equity Portfolio), dated as of June 1, 2005, is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-028474) on December 20, 2005.

(7)	(a)	Amended and Restated Distribution Agreement, between Registrant and Morgan Stanley & Co. Incorporated, is incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File. No. 33-23166 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-03-014676) on April 25, 2003.

(b)	Form of Distribution Agreement, between Registrant and Morgan Stanley Distribution, Inc. is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N1-A (Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-012373) on April 29, 2005.

(8)	Not Applicable.

(9)	(a)	Mutual Fund Domestic Custody Agreement between Registrant and J.P. Morgan Investor Services Co. (formerly United States Trust Company), is incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-95-005830) on August 1, 1995.

(b)	Amendment to the Custody Fee Schedule effective October 1, 2002, is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File. No. 33-23166 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-03-014676) on April 25, 2003.

(c)	International Custody Agreement between Registrant and J.P. Morgan Investor Services Co. (formerly Morgan Stanley Trust Company), is incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-95-005830) on August 1, 1995.

(d)	Amendment to International Custody Agreement between Registrant and J.P. Morgan Investor Services Co. (formerly Morgan Stanley Trust Company), is incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-96-010828) on May 24, 1996.

(e)	Amendment to International Custody Agreement between Registrant and J.P. Morgan Investor Services Co. (formerly The Chase Manhattan Bank), is incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-00-02610) on May 1, 2000.

(10)	(a)	Form of 12b-1 Distribution Plan with respect to the Class B shares (the "Class B Plan") is incorporated herein by reference to Exhibit (m) to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N1-A (Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-012373) on April 29, 2005.

(b)	Multi-Class 18f-3 Plan, is incorporated by reference to Exhibit 19 to Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File No. 33-23166) is filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-97-007488) on February 28, 1997.

(11)	(a)	Opinion and consent of Clifford Chance US LLP, filed herein.

(b)	Opinion and consent of Ballard Spahr Andrews & Ingersoll, LLP, filed herein.

(12)	Opinion and consent of Clifford Chance US LLP regarding tax matters, filed herein.

(13)	(a)	Amended and Restated Administration Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated as of November 1, 2004, is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-003242) on February 11, 2005.

(b)	Amended and Restated Sub-Administration Agreement between Morgan Stanley Investment Management Inc. and J.P. Morgan Investor Services Co., dated as of November 1, 2004, is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-003242) on February 11, 2005.

(c)	Transfer Agency Agreement between the Registrant and J.P. Morgan Investor Services Co., dated as of November 1, 2004, is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-003242) on February 11, 2005.

(14)	Consent of Independent Registered Public Accounting Firm, filed herein.

(15)	Not Applicable.

(16)	Not Applicable.

(17)	(a)	Form of Proxy, filed herein.

ITEM 17.    UNDERTAKINGS

1.    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 17th day of January, 2006.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
By: /s/ Amy R. Doberman Amy R. Doberman Vice President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
(1) Principal Executive Officer	President and Principal Executive Officer
By /s/ Ronald E. Robison Ronald E. Robison		January 17, 2006
(2) Principal Financial Officer	Chief Financial Officer
By /s/ James Garrett James Garrett		January 17, 2006
(3) Majority of the Directors

INDEPENDENT DIRECTORS

Michael Bozic	Joseph J. Kearns
Edwin J. Garn	Michael E. Nugent
Wayne E. Hedien	Fergus Reid
Manuel H. Johnson

By /s/ Carl Frischling Carl Frischling Attorney-in-Fact for the Independent Directors	January 17, 2006

MANAGEMENT DIRECTORS

Charles A. Fiumefreddo (Chairman)
James F. Higgins

By /s/ Amy R. Doberman Amy R. Doberman Attorney-in-Fact for the Management Directors	January 17, 2006